UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  August 31

Date of reporting period: September 1, 2018—August 31, 2019

Item 1: Reports to Shareholders

Annual Report | August 31, 2019 Vanguard Explorer ValueTM Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•        Vanguard Explorer Value Fund returned —10.10% for the 12 months ended August 31, 2019. The fund’s result was roughly in line with that of its benchmark, the Russell 2500 Value Index, which returned —9.97%.

•        Small-capitalization stocks underperformed their mid- and large-cap counterparts for the period, and value stocks lagged growth stocks. Eight of the fund’s 11 industry sectors recorded negative total returns; communication services, real estate, and utilities produced positive results.

•        Compared with the performance of the index’s sectors, the fund’s holdings in consumer discretionary, communication services, and energy companies held up well. Health care, information technology, and utilities detracted most from relative performance.

•        Since its inception in 2010, the fund has posted an average annual return of nearly 11%, outpacing its benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

Advisors’ Report

For the fiscal year ended August 31, 2019, Vanguard Explorer Value Fund returned —10.10%, slightly below the —9.97% return of its benchmark, the Russell 2500 Value Index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 18, 2019.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cardinal Capital Management, L.L.C.	51	330	The advisor seeks stocks that are able to generate excess cash flow and reinvest the cash to increase shareholder value.
Frontier Capital Management Co., LLC	47	310

The advisor selects stocks by identifying companies it believes are underpriced relative to their long-term value. These companies are generally inexpensive and have low price-to-book and price-to-earnings ratios.

Cash Investments	2	15	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

3

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA,

Managing Partner

Rachel D. Matthews, Partner

Robert Fields, Partner

For the twelve months ended August 31, 2019, investors broadly reduced exposure to risk assets because of concerns about trade and global growth. The Federal Reserve signaled a change to more accommodative monetary policy in response to weak domestic and international economic data, falling inflation expectations, and uncertainty created by the increased use of tariffs in trade negotiations. Large-capitalization stocks outperformed small-caps primarily because of the better performance of larger-market-cap information technology stocks.

Investments in the real estate, communication services, and consumer discretionary sectors were the largest contributors to our performance. In the real estate sector, the share price of Medical Properties Trust rose on strong results and enthusiasm for the real estate investment trust’s robust acquisition pipeline. In the communication services sector, the stock price of media and internet company IAC/ InterActive Corp lifted following strong results and price appreciation from its publicly traded subsidiary Match Group, which the IAC CEO announced it was considering spinning off.

In the consumer discretionary sector, the share price of Lithia Motors rose sharply after it announced results that exceeded analyst expectations because of strong growth in used car, service, and parts sales coupled with lower expenses. Management also reiterated the company’s significant profit potential as it improves the results of poorly performing recently acquired dealerships.

The primary detractors from performance were investments in financial, energy, and health care sectors.

Several portfolio holdings have announced or have been reported to be exploring new strategic alternatives for some or all of their businesses. Two of these, Genesee & Wyoming and Kaman Corporation, entered into transactions that created substantial value for shareholders. Genesee & Wyoming announced its sale to an affiliate of Brookfield at an attractive valuation. Kaman sold its industrial distribution business to private equity for $600 million net of taxes. This made Kaman a pure-play aerospace and defense company and an attractive acquisition candidate because of its very profitable specialty bearings business.

4

Management and the board of directors of Howard Hughes Corporation also recently announced the exploration of strategic alternatives. These activities renew confidence in the fundamental attractiveness of the companies and the people in which the portfolio invests.

Our near-term outlook for equities remains cautiously optimistic despite higher-than-average absolute valuations considering the extended economic cycle, even though long-term interest rates have fallen sharply. While monetary policy should prove to be a tailwind, this is in response to lower growth expectations. Our outlook will become more constructive if the trade war ends favorably— an unlikely near-term event.

Nonetheless, the investment team expects the U.S. economy to grow moderately and earnings growth for stocks to turn positive this year. During heightened uncertainty, the team prefers stocks that base their success on company-specific prospects and are less dependent on the overall economic outlook. Our managers are optimistic that portfolio companies will continue to redeploy their free cash flow through share repurchases, dividends, and acquisitions, which should bode well for future value creation.

Frontier Capital Management Co., LLC

Portfolio Managers:

William A. Teichner, CFA,

Executive Vice President

Rushan Jiang, CFA,

Vice President

Stock markets were volatile throughout much of the past 12 months amid fears of slowing economic growth and trade tensions. But markets lifted near the end of the period, largely because of the accommodative policies of the Federal Reserve, which cut interest rates in August and September.

The portfolio’s ten top-contributing stocks each added, on average, approximately 60 basis points to absolute performance. (One basis point is equal to 1/100th of 1%.) These stocks were spread over five sectors, including four financial services firms, two companies each from consumer discretionary and utilities, and one each from technology and materials. The financial services holdings included a major Puerto Rican bank, a property and casualty insurance underwriter, and two real estate investment trusts (REITs) that lease properties to consumer-related firms such as convenience stores and restaurants.

5

The biggest contributor was LGI Homes, a homebuilder focused on first-time homeowners. The stock added approximately 110 basis points to performance as the company grew revenues in markets nationwide. LGI targets renters in a 25-mile radius of its communities through intensive direct mail campaigns that highlight the affordable monthly payments it offers to home buyers. Although we continue to find the stock attractive, we recently reduced its weighting.

The portfolio’s ten largest detractors trimmed, on average, approximately 110 basis points each from performance. These stocks were spread over six sectors and included three energy firms, two companies each from producer durables and materials, and one each from consumer discretionary, health care, and financial services. The energy companies are oil and gas producers with sizable operations in the Permian Basin. The area’s multiple layers of reserves make it one of the country’s lowest-cost areas to drill. However, during the period, West Texas Intermediate oil prices declined approximately 20% from $70 per barrel to $55, reducing the cash flow of these firms.

The biggest laggard was Conduent, a provider of outsourced business services to companies and government entities, which detracted approximately 170 basis points from performance. Among its services are the installation and operation of electronic toll collection systems on highways, health care plan administration, and the management of call centers.

Conduent reported disappointing financial results and reduced its outlook because of lower business volume and increased pricing pressure. The CEO, a key figure of our investment thesis, announced his resignation. We exited our position as it became apparent that the company’s turnaround would take longer than we had anticipated, with less upside potential. Since its spin-off from Xerox in 2016, Conduent had embarked on a major cost savings program, divested underperforming units, and remediated unfavorably priced contracts. Unfortunately, management had to reinvest the savings back into the business, largely to upgrade outdated information technology systems, while facing significant challenges in generating new business.

During the period we bought nine new stocks and exited 12 holdings. The purchases were spread across four sectors: financial services, technology, consumer discretionary, and health care. The sales were from seven: financial services, technology, consumer discretionary, health care, producer durables, consumer staples, and energy. As is usual for the portfolio, the changes were made for company-specific reasons rather than sector positioning.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return	$1,000.00	$850.92	$2.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.13	3.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.61%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/30/2010)	Investment
Explorer Value Fund	-10.10%	5.75%	10.62%	$25,885
Russell 2500 Value Index	-9.97	4.76	9.51	23,535
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.30	29,827

“Since Inception” performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Explorer Value Fund

Sector Diversification

As of August 31, 2019

Communication Services	2.6%
Consumer Discretionary	11.2
Consumer Staples	3.0
Energy	4.4
Financials	18.3
Health Care	4.2
Industrials	18.1
Information Technology	10.3
Materials	9.6
Real Estate	14.7
Utilities	3.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Explorer Value Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (94.0%)[1]
Communication Services (2.5%)
*	IAC/InterActiveCorp	52,807	13,447
	Nexstar Media Group Inc. Class A	26,999	2,670
			16,117
Consumer Discretionary (10.5%)
	Six Flags Entertainment Corp.	193,212	11,432
	Lithia Motors Inc. Class A	74,138	9,717
*	Career Education Corp.	422,842	8,672
	Wendy’s Co.	383,489	8,437
*	LGI Homes Inc.	83,447	6,802
	Extended Stay America Inc.	379,740	5,335
*	Boot Barn Holdings Inc.	118,859	4,071
*	Modine Manufacturing Co.	396,468	4,048
	Cooper Tire & Rubber Co.	166,229	3,905
	LCI Industries	35,962	3,048
*	Del Taco Restaurants Inc.	240,681	2,691
*,^	Lands’ End Inc.	117,885	914
			69,072
Consumer Staples (2.8%)
*	Hostess Brands Inc. Class A	547,169	7,671
	Spectrum Brands Holdings Inc.	113,872	6,362
^	B&G Foods Inc.	254,350	4,306
			18,339
Energy (4.1%)
*	Parsley Energy Inc. Class A	297,570	5,329
*	PDC Energy Inc.	157,472	5,016
^	Viper Energy Partners LP	160,513	4,650
*	Rattler Midstream LP	237,852	4,355
*	International Seaways Inc.	121,375	2,090
	SM Energy Co.	215,360	2,042
*	Centennial Resource Development Inc. Class A	392,579	1,892
*	Carrizo Oil & Gas Inc.	190,721	1,581
			26,955
Financials (17.2%)
	Starwood Property Trust Inc.	419,745	9,835
	PacWest Bancorp	288,153	9,820
	Popular Inc.	169,461	8,909
	Columbia Banking System Inc.	256,405	8,849
	First BanCorp (XNYS)	868,936	8,324
	Washington Federal Inc.	221,784	7,895
	First Horizon National Corp.	491,890	7,787
	Argo Group International Holdings Ltd.	115,073	7,563
	BGC Partners Inc. Class A	1,418,084	7,232
	James River Group Holdings Ltd.	128,839	6,349
*	Texas Capital Bancshares Inc.	111,692	6,018
	Flushing Financial Corp.	291,169	5,617
	WSFS Financial Corp.	128,434	5,294
	Renasant Corp.	157,974	5,180
*	Bancorp Inc.	539,688	4,927
	First Merchants Corp.	89,989	3,214
			112,813
Health Care (3.9%)
*	Syneos Health Inc.	195,743	10,282
*	Ligand Pharmaceuticals Inc.	92,494	8,409
*	Pacira BioSciences Inc.	118,292	4,405
*	Myriad Genetics Inc.	104,315	2,455
			25,551
Industrials (17.1%)
*	IAA Inc.	269,004	13,141
*	Teledyne Technologies Inc.	38,382	11,844
	KAR Auction Services Inc.	380,726	10,112
*	Colfax Corp.	320,375	8,714
*	Genesee & Wyoming Inc. Class A	65,204	7,230
*	BMC Stock Holdings Inc.	195,216	4,965
	Encore Wire Corp.	91,169	4,922
*	Saia Inc.	56,509	4,834

11

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Beacon Roofing Supply Inc.	147,071	4,689
	Kaman Corp.	77,890	4,548
*	Wesco Aircraft Holdings Inc.	393,237	4,326
	Trinity Industries Inc.	242,354	4,234
	Actuant Corp. Class A	181,246	4,026
	Interface Inc. Class A	349,610	3,863
	HNI Corp.	116,778	3,642
	Altra Industrial Motion Corp.	120,282	3,126
*	WESCO International Inc.	60,810	2,741
*	MRC Global Inc.	212,040	2,665
*	Resideo Technologies Inc.	160,442	2,211
	Steelcase Inc. Class A	141,020	2,190
	EnerSys	33,773	1,891
*	DXP Enterprises Inc.	54,861	1,780
			111,694
Information Technology (9.7%)
*	ACI Worldwide Inc.	539,378	16,063
*	Itron Inc.	100,477	6,978
	j2 Global Inc.	74,537	6,306
*	Insight Enterprises Inc.	114,274	5,492
	Jabil Inc.	183,157	5,277
*	Fabrinet	100,700	5,084
	Silicon Motion Technology Corp. ADR	153,030	4,938
	MKS Instruments Inc.	40,609	3,179
*	Semtech Corp.	65,754	2,760
*	Virtusa Corp.	75,729	2,737
*	MACOM Technology Solutions Holdings Inc.	122,968	2,415
*	Lattice Semiconductor Corp.	117,910	2,322
			63,551
Materials (9.0%)
	FMC Corp.	208,617	18,010
	Silgan Holdings Inc.	346,738	10,319
	Ashland Global Holdings Inc.	82,479	6,041
*	Axalta Coating Systems Ltd.	164,665	4,755
*	Kraton Corp.	171,787	4,714
	Carpenter Technology Corp.	93,561	4,551
*	Allegheny Technologies Inc.	222,152	4,403
*	Livent Corp.	408,419	2,512
	Innophos Holdings Inc.	82,324	2,312
	Eagle Materials Inc.	16,088	1,354
			58,971
Real Estate (13.9%)
	Medical Properties Trust Inc.	715,291	13,297
	Gaming and Leisure Properties Inc.	326,989	12,792
	Corporate Office Properties Trust	258,105	7,457
	STAG Industrial Inc.	250,226	7,277
	Cousins Properties Inc.	185,788	6,447
	Sunstone Hotel Investors Inc.	470,370	6,181
	Essential Properties Realty Trust Inc.	266,801	6,059
	Invitation Homes Inc.	192,605	5,539
	Spirit Realty Capital Inc.	110,879	5,316
	SITE Centers Corp.	363,240	5,034
	RPT Realty	402,667	4,792
*	Howard Hughes Corp.	37,112	4,686
	Mack-Cali Realty Corp.	220,918	4,500
	Newmark Group Inc. Class A	158,456	1,375
			90,752
Utilities (3.3%)
	Portland General Electric Co.	151,805	8,636
	MDU Resources Group Inc.	245,659	6,606
	Unitil Corp.	109,197	6,592
			21,834
Total Common Stocks
(Cost $532,244)			615,649
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.2%)
2,3	Vanguard Market Liquidity Fund, 2.249%	409,231	40,927

		Face
		Amount
		($000)

U.S. Government and Agency Obligations (0.2%)
	United States Treasury Bill, 1.997%, 12/26/19	1,000	994
Total Temporary Cash Investments (Cost $41,914)			41,921
Total Investments (100.4%) (Cost $574,158)			657,570
Other Assets and Liabilities (-0.4%)
Other Assets[4]			2,759
Liabilities[3]			(5,263)
			(2,504)
Net Assets (100%)
Applicable to 19,562,515 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			655,066
Net Asset Value Per Share			$33.49

12

Explorer Value Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value Unaffiliated Issuers	616,643
Affiliated Issuers	40,927
Total Investments in Securities	657,570
Investment in Vanguard	32
Receivables for Investment Securities Sold	1,186
Receivables for Accrued Income	581
Receivables for Capital Shares Issued	294
Other Assets[4]	666
Total Assets	660,329
Liabilities
Payables for Investment Securities Purchased	1,006
Collateral for Securities on Loan	3,039
Payables to Investment Advisor	678
Payables for Capital Shares Redeemed	219
Payables to Vanguard	287
Variation Margin Payable—Futures Contracts	34
Total Liabilities	5,263
Net Assets	655,066

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	576,323
Total Distributable Earnings (Loss)	78,743
Net Assets	655,066

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,681,000.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 4.1%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $3,039,000 of collateral received for securities on loan.

4   Cash of $666,000 has been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2019	205	15,316	(559)

See accompanying Notes, which are an integral part of the Financial Statements.

13

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	12,236
Interest[1]	1,137
Securities Lending—Net	130
Total Income	13,503
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,161
Performance Adjustment	61
The Vanguard Group—Note C
Management and Administrative	1,336
Marketing and Distribution	87
Custodian Fees	7
Auditing Fees	43
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	3,712
Net Investment Income	9,791
Realized Net Gain (Loss)
Investment Securities Sold[1]	(176)
Futures Contracts	(3,834)
Realized Net Gain (Loss)	(4,010)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(82,467)
Futures Contracts	(1,588)
Change in Unrealized Appreciation (Depreciation)	(84,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,274)

1       Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,086,000, ($2,000), and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,791	6,578
Realized Net Gain (Loss)	(4,010)	44,419
Change in Unrealized Appreciation (Depreciation)	(84,055)	85,634
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,274)	136,631
Distributions
Net Investment Income	(6,920)	(5,243)
Realized Capital Gain[1]	(42,455)	(20,022)
Total Distributions	(49,375)	(25,265)
Capital Share Transactions
Issued	104,548	149,222
Issued in Lieu of Cash Distributions	46,711	24,128
Redeemed	(136,426)	(123,774)
Net Increase (Decrease) from Capital Share Transactions	14,833	49,576
Total Increase (Decrease)	(112,816)	160,942
Net Assets
Beginning of Period	767,882	606,940
End of Period	655,066	767,882

1       Includes fiscal 2019 and 2018 short-term gain distributions totaling $9,472,000 and $7,489,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$40.53	$34.45	$31.55	$30.09	$32.97
Investment Operations
Net Investment Income	.494[1]	.355[1]	.329[1]	.293	.259
Net Realized and Unrealized Gain (Loss)
on Investments	(4.921)	7.112	3.331	2.964	(1.284)
Total from Investment Operations	(4.427)	7.467	3.660	3.257	(1.025)
Distributions
Dividends from Net Investment Income	(.366)	(.288)	(.308)	(.237)	(.272)
Distributions from Realized Capital Gains	(2.247)	(1.099)	(.452)	(1.560)	(1.583)
Total Distributions	(2.613)	(1.387)	(.760)	(1.797)	(1.855)
Net Asset Value, End of Period	$33.49	$40.53	$34.45	$31.55	$30.09

Total Return[2]	-10.10%	22.10%	11.64%	11.41%	-3.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$655	$768	$607	$377	$291
Ratio of Total Expenses to Average Net Assets[3]	0.55%	0.56%	0.55%	0.57%	0.56%
Ratio of Net Investment Income to Average Net Assets	1.45%	0.95%	0.98%	1.03%	0.78%
Portfolio Turnover Rate	27%	31%	33%	61%	35%

1       Calculated based on average shares outstanding.

2       Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3       Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, (0.01%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

17

Explorer Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firms Cardinal Capital Management, L.L.C., and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance

18

Explorer Value Fund

relative to the Russell 3000 Value Custom Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.32% of the fund’s average net assets, before an increase of $61,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $32,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	615,649	—	—
Temporary Cash Investments	40,927	994	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	656,542	994	—

1   Represents variation margin on the last day of the reporting period.

19

Explorer Value Fund

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, the realization of unrealized gains or losses on certain futures contracts; and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,923
Undistributed Long-Term Gains	—
Capital Loss Carryforwards*	(10,303)
Net Unrealized Gains (Losses)	83,340

* Includes losses of $10,303,000 realized subsequent to October 31, 2018, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	574,230
Gross Unrealized Appreciation	144,008
Gross Unrealized Depreciation	(60,668)
Net Unrealized Appreciation (Depreciation)	83,340

F.  During the year ended August 31, 2019, the fund purchased $169,812,000 of investment securities and sold $178,602,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	3,084	3,985
Issued in Lieu of Cash Distributions	1,573	659
Redeemed	(4,042)	(3,313)
Net Increase (Decrease) in Shares Outstanding	615	1,331

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $32,982,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $7,050,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 82.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1       Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® >  vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q16900 102019

Annual Report | August 31, 2019 Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Russell 1000 Index Fund	5
Russell 1000 Value Index Fund	21
Russell 1000 Growth Index Fund	37
Trustees Approve Advisory Arrangements	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•                  For the 12 months ended August 31, 2019, large-capitalization equity markets posted generally positive returns, with growth stocks outpacing their value counterparts.

•                  Returns for the three Vanguard Russell 1000 Index Funds ranged from less than 1% for Vanguard Russell 1000 Value Index Fund to more than 4% for Vanguard Russell 1000 Growth Index Fund. Each fund closely tracked its target index.

•                  Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•                  Financial services stocks contributed the most to Vanguard Russell 1000 Index Fund and the Growth Index Fund. Utilities led for the Value Index Fund. Energy was the lowest-performing sector for the Index Fund and the Value Index Fund. The health care sector was the Growth Index Fund’s biggest detractor.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,057.29	$0.21
Institutional Shares	1,000.00	1,057.15	0.31
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,022.77	$0.20
Institutional Shares	1,000.00	1,022.63	0.31
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,091.69	$0.26
Institutional Shares	1,000.00	1,091.69	0.32
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Institutional Shares	1,000.00	1,024.90	0.31
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Institutional Shares	1,000.00	1,024.90	0.31
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.95	$0.26
Institutional Shares	1,000.00	1,024.90	0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.04% for ETF Shares and 0.06% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.04% for ETF Shares and 0.06% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.05% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Index Fund ETF Shares Net Asset Value	2.45%	9.71%	13.25%	$30,425
Russell 1000 Index Fund ETF Shares Market Price	2.39	9.69	13.24	30,406
Russell 1000 Index	2.49	9.85	13.39	30,770
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/15/2010)	Investment
Russell 1000 Index Fund Institutional Shares	2.45%	9.75%	12.99%	$14,788,331
Russell 1000 Index	2.49	9.85	13.10	14,906,398
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.86	14,634,038

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	2.39%	58.83%	204.06%
Russell 1000 Index Fund ETF Shares Net Asset Value	2.45	58.93	204.25
Russell 1000 Index	2.49	59.96	207.70

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Russell 1000 Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	14.9%
Consumer Staples	6.1
Energy	4.2
Financial Services	20.8
Health Care	13.2
Materials & Processing	3.1
Producer Durables	9.9
Technology	22.4
Utilities	5.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

7

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	53,445	94,934	2.7%
Home Depot Inc.	142,504	32,478	0.9%
Walt Disney Co.	225,650	30,973	0.9%
Comcast Corp. Class A	581,493	25,737	0.7%
McDonald’s Corp.	99,187	21,620	0.6%
Walmart Inc.	181,441	20,731	0.6%
Costco Wholesale Corp.	56,696	16,712	0.5%
* Netflix Inc.	54,493	16,007	0.5%
Starbucks Corp.	156,258	15,088	0.4%
Consumer Discretionary—Other †		249,992	7.1%
		524,272	14.9%
Consumer Staples
Procter & Gamble Co.	319,260	38,385	1.1%
Coca-Cola Co.	495,358	27,265	0.8%
PepsiCo Inc.	181,050	24,755	0.7%
Philip Morris International Inc.	200,672	14,466	0.4%
Consumer Staples—Other †		110,533	3.1%
		215,404	6.1%
Energy
Exxon Mobil Corp.	547,230	37,474	1.1%
Chevron Corp.	246,449	29,012	0.8%
Energy—Other †		80,652	2.3%
		147,138	4.2%
Financial Services
* Berkshire Hathaway Inc. Class B	252,617	51,385	1.5%
JPMorgan Chase & Co.	417,012	45,813	1.3%
Visa Inc. Class A	224,735	40,637	1.1%
Mastercard Inc. Class A	116,009	32,641	0.9%
Bank of America Corp.	1,113,270	30,626	0.9%

8

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Wells Fargo & Co.	523,729	24,390	0.7%
	Citigroup Inc.	299,540	19,275	0.5%
*	PayPal Holdings Inc.	151,757	16,549	0.5%
	Financial Services—Other †		467,827	13.3%
			729,143	20.7%
Health Care
	Johnson & Johnson	343,199	44,053	1.3%
	Merck & Co. Inc.	332,992	28,794	0.8%
	UnitedHealth Group Inc.	122,182	28,591	0.8%
	Pfizer Inc.	719,060	25,563	0.7%
	Abbott Laboratories	222,769	19,007	0.5%
	Medtronic plc	173,475	18,716	0.5%
	Amgen Inc.	78,783	16,436	0.5%
	Thermo Fisher Scientific Inc.	51,488	14,780	0.4%
	Health Care—Other †		265,567	7.6%
			461,507	13.1%

Materials & Processing †			108,168	3.1%

Producer Durables
	Boeing Co.	68,420	24,911	0.7%
	Accenture plc Class A	82,236	16,297	0.5%
	Honeywell International Inc.	94,179	15,504	0.4%
	Union Pacific Corp.	91,394	14,802	0.4%
	Producer Durables—Other †		277,262	7.9%
			348,776	9.9%
Technology
	Microsoft Corp.	977,184	134,715	3.8%
	Apple Inc.	594,805	124,160	3.5%
*	Facebook Inc. Class A	308,831	57,341	1.6%
*	Alphabet Inc. Class C	39,365	46,770	1.3%
*	Alphabet Inc. Class A	38,598	45,952	1.3%
	Intel Corp.	579,023	27,451	0.8%
	Cisco Systems Inc.	569,618	26,664	0.8%
*	Adobe Inc.	63,037	17,935	0.5%
*	salesforce.com Inc.	106,184	16,572	0.5%
	International Business Machines Corp.	114,467	15,514	0.5%
	Oracle Corp.	296,555	15,439	0.4%
	Texas Instruments Inc.	121,313	15,012	0.4%
	Broadcom Inc.	49,879	14,098	0.4%
	Technology—Other †		226,689	6.5%
			784,312	22.3%
Utilities
	AT&T Inc.	943,687	33,274	1.0%
	Verizon Communications Inc.	534,644	31,095	0.9%
	Utilities—Other †		124,280	3.5%
			188,649	5.4%
Total Common Stocks (Cost $2,668,607)			3,507,369	99.7%[1]

9

Russell 1000 Index Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
2,3	Vanguard Market Liquidity Fund	2.249%	103,444	10,346	0.3%

4U.S. Government and Agency Obligations †				697	0.0%
Total Temporary Cash Investments (Cost $11,043)				11,043	0.3%[1]
[5]Total Investments (Cost $2,679,650)				3,518,412	100.0%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	169
Receivables for Accrued Income	6,377
Receivables for Capital Shares Issued	13,577
Total Other Assets	20,123	0.6%
Liabilities
Payables for Investment Securities Purchased	(14)
Collateral for Securities on Loan	(7,308)
Payables for Capital Shares Redeemed	(11,805)
Payables to Vanguard	(370)
Variation Margin Payable—Futures Contracts	(5)
Other Liabilities	(56)
Total Liabilities	(19,558)	(0.6%	)
Net Assets	3,518,977	100.0%

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,706,109
Total Distributable Earnings (Loss)	812,868
Net Assets	3,518,977

ETF Shares—Net Assets
Applicable to 8,900,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,195,867
Net Asset Value Per Share—ETF Shares	$134.37

10

Russell 1000 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 8,926,156 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,323,110
Net Asset Value Per Share—Institutional Shares	$260.26

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $7,308,000 of collateral received for securities on loan.

4   Securities with a value of $697,000 have been segregated as initial margin for open futures contracts.

5   The total value of securities on loan is $7,163,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	79	11,553	2

See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	60,304
Interest[1]	123
Securities Lending—Net	109
Total Income	60,536
Expenses
The Vanguard Group—Note B
Investment Advisory Services	467
Management and Administrative—ETF Shares	508
Management and Administrative—Institutional Shares	974
Marketing and Distribution—ETF Shares	59
Marketing and Distribution—Institutional Shares	57
Custodian Fees	170
Auditing Fees	32
Shareholders’ Reports—ETF Shares	17
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	2,287
Net Investment Income	58,249
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	146,932
Futures Contracts	1,187
Realized Net Gain (Loss)	148,119
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(95,663)
Futures Contracts	(123)
Change in Unrealized Appreciation (Depreciation)	(95,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	110,582

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $104,000, $11,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $140,119,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,249	52,555
Realized Net Gain (Loss)	148,119	114,779
Change in Unrealized Appreciation (Depreciation)	(95,786)	359,435
Net Increase (Decrease) in Net Assets Resulting from Operations	110,582	526,769
Distributions
Net Investment Income
ETF Shares	(18,678)	(14,394)
Institutional Shares	(38,353)	(37,058)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(57,031)	(51,452)
Capital Share Transactions
ETF Shares	157,814	146,208
Institutional Shares	165,134	(217,061)
Net Increase (Decrease) from Capital Share Transactions	322,948	(70,853)
Total Increase (Decrease)	376,499	404,464
Net Assets
Beginning of Period	3,142,478	2,738,014
End of Period	3,518,977	3,142,478

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$133.57	$113.60	$99.81	$91.37	$92.70
Investment Operations
Net Investment Income	2.395[1]	2.209[1]	2.054[1]	1.892	1.679
Net Realized and Unrealized Gain (Loss) on Investments	.759	19.896	13.753	8.383	(1.355)
Total from Investment Operations	3.154	22.105	15.807	10.275	.324
Distributions
Dividends from Net Investment Income	(2.354)	(2.135)	(2.017)	(1.835)	(1.654)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.354)	(2.135)	(2.017)	(1.835)	(1.654)
Net Asset Value, End of Period	$134.37	$133.57	$113.60	$99.81	$91.37

Total Return	2.45%	19.68%	16.02%	11.41%	0.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,196	$1,008	$724	$679	$514
Ratio of Total Expenses to Average Net Assets	0.08%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.78%	1.94%	2.05%	1.84%
Portfolio Turnover Rate[2]	6%	9%	11%	9%	4%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$258.75	$220.06	$193.36	$176.99	$179.58
Investment Operations
Net Investment Income	4.645[1]	4.345[1]	4.080[1]	3.732	3.329
Net Realized and Unrealized Gain (Loss) on Investments	1.483	38.573	26.609	16.259	(2.641)
Total from Investment Operations	6.128	42.918	30.689	19.991	.688
Distributions
Dividends from Net Investment Income	(4.618)	(4.228)	(3.989)	(3.621)	(3.278)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.618)	(4.228)	(3.989)	(3.621)	(3.278)
Net Asset Value, End of Period	$260.26	$258.75	$220.06	$193.36	$176.99

Total Return	2.45%	19.72%	16.06%	11.47%	0.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,323	$2,134	$2,014	$1,549	$1,251
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.86%	1.82%	1.98%	2.09%	1.88%
Portfolio Turnover Rate[2]	6%	9%	11%	9%	4%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

16

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

17

Russell 1000 Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $169,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks	3,507,369	—	—
Temporary Cash Investments	10,346	697	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	3,517,710	697	—

1   Represents variation margin on the last day of the reporting period.

18

Russell 1000 Index Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	140,133
Total Distributable Earnings (Loss)	(140,133)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,394
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(39,003)
Net Unrealized Gains (Losses)	838,768

* The fund used capital loss carryforwards of $7,876,000 to offset taxable capital gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,679,644
Gross Unrealized Appreciation	1,015,229
Gross Unrealized Depreciation	(176,461)
Net Unrealized Appreciation (Depreciation)	838,768

E.   During the year ended August 31, 2019, the fund purchased $825,039,000 of investment securities and sold $505,504,000 of investment securities, other than temporary cash investments. Purchases and sales include $337,221,000 and $316,627,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Russell 1000 Index Fund

F.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	478,030	3,800	446,703	3,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(320,216)	(2,450)	(300,495)	(2,450)
Net Increase (Decrease)—ETF Shares	157,814	1,350	146,208	1,175
Institutional Shares
Issued	501,900	2,013	192,313	815
Issued in Lieu of Cash Distributions	35,811	143	34,748	149
Redeemed	(372,577)	(1,478)	(444,122)	(1,868)
Net Increase (Decrease)—Institutional Shares	165,134	678	(217,061)	(904)

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

20

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Value Index Fund ETF Shares Net Asset Value	0.60%	6.47%	11.17%	$25,779
Russell 1000 Value Index Fund ETF Shares Market Price	0.57	6.47	11.17	25,776
Russell 1000 Value Index	0.62	6.59	11.31	26,078
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional Shares	0.61%	6.51%	10.59%	$12,032,160
Russell 1000 Value Index	0.62	6.59	10.68	12,118,338
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.28	13,730,257

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

21

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market Price	0.57%	36.83%	157.76%
Russell 1000 Value Index Fund ETF Shares Net Asset Value	0.60	36.84	157.79
Russell 1000 Value Index	0.62	37.62	160.78

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

22

Russell 1000 Value Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	11.3%
Consumer Staples	8.7
Energy	8.4
Financial Services	29.2
Health Care	12.1
Materials & Processing	4.4
Producer Durables	8.9
Technology	6.1
Utilities	10.9

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

23

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	505,097	69,330	1.8%
Walmart Inc.	406,085	46,399	1.2%
McDonald’s Corp.	186,195	40,585	1.1%
Home Depot Inc.	136,974	31,218	0.8%
Comcast Corp. Class A	690,887	30,579	0.8%
Target Corp.	136,940	14,658	0.4%
Consumer Discretionary—Other †		198,160	5.2%
		430,929	11.3%
Consumer Staples
Procter & Gamble Co.	673,271	80,947	2.1%
Philip Morris International Inc.	449,466	32,402	0.8%
CVS Health Corp.	375,169	22,855	0.6%
Mondelez International Inc. Class A	410,998	22,695	0.6%
Coca-Cola Co.	352,494	19,401	0.5%
Colgate-Palmolive Co.	243,018	18,020	0.5%
Consumer Staples—Other †		135,573	3.6%
		331,893	8.7%
Energy
Exxon Mobil Corp.	1,224,368	83,845	2.2%
Chevron Corp.	551,409	64,912	1.7%
ConocoPhillips	327,698	17,099	0.5%
Energy—Other †		152,830	4.0%
		318,686	8.4%
Financial Services
* Berkshire Hathaway Inc. Class B	565,508	115,030	3.0%
JPMorgan Chase & Co.	932,664	102,462	2.7%
Bank of America Corp.	2,488,314	68,454	1.8%
Wells Fargo & Co.	1,171,220	54,544	1.4%
Citigroup Inc.	668,999	43,050	1.1%

24

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
CME Group Inc.	102,329	22,235	0.6%
US Bancorp	418,102	22,030	0.6%
Chubb Ltd.	131,534	20,556	0.5%
Goldman Sachs Group Inc.	95,107	19,393	0.5%
PNC Financial Services Group Inc.	130,487	16,824	0.5%
Prologis Inc.	181,445	15,172	0.4%
Morgan Stanley	350,714	14,551	0.4%
BlackRock Inc.	34,201	14,452	0.4%
Financial Services—Other †		582,407	15.3%
		1,111,160	29.2%
Health Care
Johnson & Johnson	652,278	83,726	2.2%
Pfizer Inc.	1,609,301	57,211	1.5%
Medtronic plc	388,151	41,878	1.1%
Danaher Corp.	174,386	24,779	0.7%
Abbott Laboratories	282,546	24,107	0.6%
Gilead Sciences Inc.	316,136	20,087	0.5%
Becton Dickinson and Co.	70,822	17,983	0.5%
Allergan plc	94,766	15,136	0.4%
Health Care—Other †		173,844	4.6%
		458,751	12.1%
Materials & Processing
Linde plc	156,965	29,652	0.8%
DuPont de Nemours Inc.	217,142	14,750	0.4%
Materials & Processing—Other †		121,543	3.2%
		165,945	4.4%
Producer Durables
United Technologies Corp.	234,553	30,548	0.8%
General Electric Co.	2,503,860	20,657	0.5%
Honeywell International Inc.	107,775	17,742	0.5%
Caterpillar Inc.	147,824	17,591	0.5%
Producer Durables—Other †		250,831	6.6%
		337,369	8.9%
Technology
Intel Corp.	1,296,048	61,446	1.6%
* Micron Technology Inc.	319,765	14,476	0.4%
Technology—Other †		155,082	4.1%
		231,004	6.1%
Utilities
AT&T Inc.	2,112,259	74,478	1.9%
Verizon Communications Inc.	1,197,115	69,624	1.8%
NextEra Energy Inc.	137,941	30,220	0.8%
Duke Energy Corp.	210,532	19,525	0.5%
Dominion Energy Inc.	231,783	17,993	0.5%
Southern Co.	301,007	17,537	0.5%
Utilities—Other †		187,104	4.9%
		416,481	10.9%
Total Common Stocks (Cost $3,650,199)		3,802,218	100.0%[1]

25

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	2.249%	45,710	4,571	0.1%

4U.S. Government and Agency Obligations †			399	0.0%
Total Temporary Cash Investments (Cost $4,970)			4,970	0.1%[1]
[5]Total Investments (Cost $3,655,169)			3,807,188	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			186
Receivables for Accrued Income			9,943
Receivables for Capital Shares Issued			14,918
Variation Margin Receivable—Futures Contracts			34
Other Assets[4]			134
Total Other Assets			25,215	0.7%
Liabilities
Payables for Investment Securities Purchased			(4)
Collateral for Securities on Loan			(4,567)
Payables for Capital Shares Redeemed			(7,454)
Payables to Vanguard			(357)
Variation Margin Payable—Futures Contracts			(39)
Other Liabilities			(16,989)
Total Liabilities			(29,410)	(0.8%)
Net Assets			3,802,993	100.0%

At August 31, 2019, net assets consisted of:				Amount
				($000)
Paid-in Capital				3,711,625
Total Distributable Earnings (Loss)				91,368
Net Assets				3,802,993

ETF Shares—Net Assets
Applicable to 17,525,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,914,067
Net Asset Value Per Share—ETF Shares				$109.22

26

Russell 1000 Value Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 8,857,847 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,888,926
Net Asset Value Per Share—Institutional Shares	$213.25

•       See Note A in Notes to Financial Statements.

*      Non-income-producing security.

†      Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $4,567,000 of collateral received for securities on loan.

4   Securities with a value of $100,000 and cash of $134,000 have been segregated as initial margin for open futures contracts.

5   The total value of securities on loan is $4,290,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	17	2,486	11

See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	88,557
Interest[1]	96
Securities Lending—Net	104
Total Income	88,757
Expenses
The Vanguard Group—Note B
Investment Advisory Services	507
Management and Administrative—ETF Shares	887
Management and Administrative—Institutional Shares	731
Marketing and Distribution—ETF Shares	99
Marketing and Distribution—Institutional Shares	56
Custodian Fees	189
Auditing Fees	32
Shareholders’ Reports—ETF Shares	27
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	2,533
Net Investment Income	86,224
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	224,126
Futures Contracts	292
Realized Net Gain (Loss)	224,418
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(269,836)
Futures Contracts	(204)
Change in Unrealized Appreciation (Depreciation)	(270,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,602

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $88,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $223,632,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,224	68,646
Realized Net Gain (Loss)	224,418	105,369
Change in Unrealized Appreciation (Depreciation)	(270,040)	163,871
Net Increase (Decrease) in Net Assets Resulting from Operations	40,602	337,886
Distributions
Net Investment Income
ETF Shares	(41,769)	(30,349)
Institutional Shares	(39,827)	(36,994)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(81,596)	(67,343)
Capital Share Transactions
ETF Shares	447,077	213,539
Institutional Shares	306,866	(87,648)
Net Increase (Decrease) from Capital Share Transactions	753,943	125,891
Total Increase (Decrease)	712,949	396,434
Net Assets
Beginning of Period	3,090,044	2,693,610
End of Period	3,802,993	3,090,044

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$111.20	$101.32	$93.14	$84.77	$89.83
Investment Operations
Net Investment Income	2.713 [1]	2.522 [1]	2.437 [1]	2.205	1.990
Net Realized and Unrealized Gain (Loss) on Investments	(2.107)	9.836	8.109	8.312	(5.097)
Total from Investment Operations	.606	12.358	10.546	10.517	(3.107)
Distributions
Dividends from Net Investment Income	(2.586)	(2.478)	(2.366)	(2.147)	(1.953)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.586)	(2.478)	(2.366)	(2.147)	(1.953)
Net Asset Value, End of Period	$109.22	$111.20	$101.32	$93.14	$84.77

Total Return	0.60%	12.36%	11.45%	12.65%	-3.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,914	$1,487	$1,153	$668	$407
Ratio of Total Expenses to Average Net Assets	0.08%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.35%	2.48%	2.58%	2.26%
Portfolio Turnover Rate[2]	17%	16%	22%	18%	18%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$217.14	$197.85	$181.86	$165.50	$175.38
Investment Operations
Net Investment Income	5.294 [1]	4.978 [1]	4.850 [1]	4.359	3.946
Net Realized and Unrealized Gain (Loss) on Investments	(4.087)	19.227	15.821	16.249	(9.955)
Total from Investment Operations	1.207	24.205	20.671	20.608	(6.009)
Distributions
Dividends from Net Investment Income	(5.097)	(4.915)	(4.681)	(4.248)	(3.871)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.097)	(4.915)	(4.681)	(4.248)	(3.871)
Net Asset Value, End of Period	$213.25	$217.14	$197.85	$181.86	$165.50

Total Return	0.61%	12.39%	11.49%	12.72%	-3.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,889	$1,603	$1,541	$1,485	$1,283
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.39%	2.52%	2.62%	2.30%
Portfolio Turnover Rate[2]	17%	16%	22%	18%	18%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

32

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

33

Russell 1000 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $186,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,802,218	—	—
Temporary Cash Investments	4,571	399	—
Futures Contracts—Assets[1]	34	—	—
Futures Contracts—Liabilities[1]	(39)	—	—
Total	3,806,784	399	—

1 Represents variation margin on the last day of the reporting period.

34

Russell 1000 Value Index Fund

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	223,632
Total Distributable Earnings (Loss)	(223,632)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales, and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	20,945
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(81,313)
Net Unrealized Gains (Losses)	152,028

* The fund used capital loss carryforwards of $582,000 to offset taxable capital gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,655,160
Gross Unrealized Appreciation	470,653
Gross Unrealized Depreciation	(318,625)
Net Unrealized Appreciation (Depreciation)	152,028

E.           During the year ended August 31, 2019, the fund purchased $2,159,785,000 of investment securities and sold $1,393,228,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,055,849,000 and $813,744,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $311,907,000 and $148,291,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

35

Russell 1000 Value Index Fund

F.            Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,270,748	11,700	723,035	6,725
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(823,671)	(7,550)	(509,496)	(4,725)
Net Increase (Decrease)—ETF Shares	447,077	4,150	213,539	2,000
Institutional Shares
Issued	634,913	3,030	245,835	1,180
Issued in Lieu of Cash Distributions	36,445	173	34,133	166
Redeemed	(364,492)	(1,727)	(367,616)	(1,753)
Net Increase (Decrease)—Institutional Shares	306,866	1,476	(87,648)	(407)

G.          Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

36

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	4.20%	12.94%	15.25%	$35,579
Russell 1000 Growth Index Fund ETF Shares Market Price	4.10	12.91	15.24	35,556
Russell 1000 Growth Index	4.27	13.06	15.40	35,998
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional Shares	4.21%	12.98%	14.37%	$16,149,135
Russell 1000 Growth Index	4.27	13.06	14.46	16,264,549
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.44	13,924,683

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

37

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares Market Price	4.10%	83.53%	255.56%
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	4.20	83.72	255.81
Russell 1000 Growth Index	4.27	84.72	259.98

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

38

Russell 1000 Growth Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	18.3%
Consumer Staples	3.7
Energy	0.3
Financial Services	12.9
Health Care	14.2
Materials & Processing	1.9
Producer Durables	11.0
Technology	37.6
Utilities	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

39

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Amazon.com Inc.	175,707	312,107	5.3%
	Home Depot Inc.	266,842	60,816	1.0%
	Costco Wholesale Corp.	186,635	55,013	0.9%
*	Netflix Inc.	179,034	52,591	0.9%
	Starbucks Corp.	514,440	49,674	0.8%
	NIKE Inc. Class B	524,288	44,302	0.7%
	Comcast Corp. Class A	899,806	39,825	0.7%
	Lowe’s Cos. Inc.	338,867	38,021	0.6%
*	Booking Holdings Inc.	18,361	36,105	0.6%
	TJX Cos. Inc.	515,343	28,328	0.5%
	Consumer Discretionary—Other †		374,171	6.3%
			1,090,953	18.3%
Consumer Staples
	PepsiCo Inc.	499,361	68,278	1.2%
	Coca-Cola Co.	1,110,031	61,096	1.0%
	Consumer Staples—Other †		91,912	1.5%
			221,286	3.7%

Energy †			15,660	0.3%

Financial Services
	Visa Inc. Class A	738,787	133,587	2.3%
	Mastercard Inc. Class A	381,288	107,283	1.8%
*	PayPal Holdings Inc.	499,274	54,446	0.9%
	American Tower Corp.	186,671	42,970	0.7%
	S&P Global Inc.	104,598	27,215	0.5%
*	Fiserv Inc.	239,722	25,636	0.4%
	Financial Services—Other †		374,426	6.3%
			765,563	12.9%

40

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
	UnitedHealth Group Inc.	401,607	93,976	1.6%
	Merck & Co. Inc.	1,037,090	89,677	1.5%
	Amgen Inc.	238,339	49,722	0.8%
	AbbVie Inc.	628,288	41,304	0.7%
	Eli Lilly & Co.	365,295	41,267	0.7%
	Thermo Fisher Scientific Inc.	115,535	33,166	0.6%
	Stryker Corp.	145,839	32,181	0.5%
*	Celgene Corp.	298,062	28,852	0.5%
	Abbott Laboratories	317,096	27,055	0.5%
	Zoetis Inc.	203,288	25,700	0.4%
	Health Care—Other †		380,572	6.4%
			843,472	14.2%

Materials & Processing †			112,039	1.9%

Producer Durables
	Boeing Co.	224,870	81,873	1.4%
	Accenture plc Class A	270,619	53,629	0.9%
	Union Pacific Corp.	300,986	48,748	0.8%
	Lockheed Martin Corp.	105,016	40,338	0.7%
	United Parcel Service Inc. Class B	296,626	35,198	0.6%
	Automatic Data Processing Inc.	184,924	31,407	0.5%
	3M Co.	181,701	29,385	0.5%
	Producer Durables—Other †		330,719	5.6%
			651,297	11.0%
Technology
	Microsoft Corp.	3,213,029	442,948	7.4%
	Apple Inc.	1,955,533	408,198	6.9%
*	Facebook Inc. Class A	1,015,295	188,510	3.2%
*	Alphabet Inc. Class C	129,170	153,467	2.6%
*	Alphabet Inc. Class A	127,139	151,363	2.5%
	Cisco Systems Inc.	1,871,686	87,614	1.5%
*	Adobe Inc.	207,076	58,915	1.0%
*	salesforce.com Inc.	348,576	54,402	0.9%
	Oracle Corp.	975,879	50,804	0.8%
	Texas Instruments Inc.	398,423	49,305	0.8%
	Broadcom Inc.	164,160	46,398	0.8%
	NVIDIA Corp.	248,045	41,550	0.7%
	QUALCOMM Inc.	516,647	40,180	0.7%
	International Business Machines Corp.	228,098	30,914	0.5%
	Intuit Inc.	105,857	30,525	0.5%
	Technology—Other †		404,249	6.8%
			2,239,342	37.6%

Utilities †			8,650	0.1%
Total Common Stocks (Cost $4,357,485)			5,948,262	100.0%[1]

41

Russell 1000 Growth Index Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
2,3	Vanguard Market Liquidity Fund (Cost $14,631)	2.249%	146,295	14,631	0.3%[1]
[4]Total Investments (Cost $4,372,116)				5,962,893	100.3%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				284
Receivables for Accrued Income				6,496
Receivables for Capital Shares Issued				12,783
Variation Margin Receivable—Futures Contracts				64
Other Assets[5]				296
Total Other Assets				19,923	0.3%
Liabilities
Payables for Investment Securities Purchased				(17)
Collateral for Securities on Loan				(14,614)
Payables for Capital Shares Redeemed				(7,698)
Payables to Vanguard				(463)
Variation Margin Payable—Futures Contracts				(71)
Other Liabilities				(12,084)
Total Liabilities				(34,947)	(0.6%	)
Net Assets				5,947,869	100.0%

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	4,489,078
Total Distributable Earnings (Loss)	1,458,791
Net Assets	5,947,869

ETF Shares—Net Assets
Applicable to 17,451,711 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,871,804
Net Asset Value Per Share—ETF Shares	$164.56

42

Russell 1000 Growth Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 9,722,300 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,076,065
Net Asset Value Per Share—Institutional Shares	$316.39

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Includes $14,614,000 of collateral received for securities on loan.

4   The total value of securities on loan is $14,241,000.

5   Cash of $296,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini S&P 500 Index	September 2019	9		1,316	(6)

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	70,111
Interest[1]	448
Securities Lending—Net	231
Total Income	70,790
Expenses
The Vanguard Group—Note B
Investment Advisory Services	794
Management and Administrative—ETF Shares	1,271
Management and Administrative—Institutional Shares	1,441
Marketing and Distribution—ETF Shares	133
Marketing and Distribution—Institutional Shares	97
Custodian Fees	138
Auditing Fees	32
Shareholders’ Reports—ETF Shares	35
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	2
Total Expenses	3,948
Net Investment Income	66,842
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	277,679
Futures Contracts	(461)
Swap Contracts	(10,525)
Realized Net Gain (Loss)	266,693
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(77,593)
Futures Contracts	(375)
Swap Contracts	(3,211)
Change in Unrealized Appreciation (Depreciation)	(81,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	252,356

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $446,000, ($13,000), and ($6,000) respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $335,242,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,842	56,408
Realized Net Gain (Loss)	266,693	296,041
Change in Unrealized Appreciation (Depreciation)	(81,179)	726,197
Net Increase (Decrease) in Net Assets Resulting from Operations	252,356	1,078,646
Distributions
Net Investment Income
ETF Shares	(24,807)	(19,358)
Institutional Shares	(32,305)	(33,606)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(57,112)	(52,964)
Capital Share Transactions
ETF Shares	683,781	387,413
Institutional Shares	(195,359)	56,452
Net Increase (Decrease) from Capital Share Transactions	488,422	443,865
Total Increase (Decrease)	683,666	1,469,547
Net Assets
Beginning of Period	5,264,203	3,794,656
End of Period	5,947,869	5,264,203

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$159.56	$127.08	$106.90	$98.24	$95.74
Investment Operations
Net Investment Income	1.922[1]	1.762[1]	1.684[1]	1.602	1.466
Net Realized and Unrealized Gain (Loss) on Investments	4.711	32.386	20.177	8.556	2.481
Total from Investment Operations	6.633	34.148	21.861	10.158	3.947
Distributions
Dividends from Net Investment Income	(1.633)	(1.668)	(1.681)	(1.498)	(1.447)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.633)	(1.668)	(1.681)	(1.498)	(1.447)
Net Asset Value, End of Period	$164.56	$159.56	$127.08	$106.90	$98.24

Total Return	4.20%	27.09%	20.66%	10.44%	4.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,872	$2,083	$1,319	$738	$452
Ratio of Total Expenses to Average Net Assets	0.08%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.24%	1.45%	1.60%	1.47%
Portfolio Turnover Rate[2]	17%	15%	21%	15%	20%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$306.82	$244.34	$205.53	$188.88	$184.06
Investment Operations
Net Investment Income	3.711[1]	3.485[1]	3.291[1]	3.147	2.882
Net Realized and Unrealized Gain (Loss) on Investments	9.061	62.293	38.832	16.449	4.782
Total from Investment Operations	12.772	65.778	42.123	19.596	7.664
Distributions
Dividends from Net Investment Income	(3.202)	(3.298)	(3.313)	(2.946)	(2.844)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.202)	(3.298)	(3.313)	(2.946)	(2.844)
Net Asset Value, End of Period	$316.39	$306.82	$244.34	$205.53	$188.88

Total Return	4.21%	27.14%	20.72%	10.48%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,076	$3,182	$2,476	$1,989	$1,560
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.28%	1.49%	1.64%	1.51%
Portfolio Turnover Rate[2]	17%	15%	21%	15%	20%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of

48

Russell 1000 Growth Index Fund

the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2019, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at August 31, 2019.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before

49

Russell 1000 Growth Index Fund

the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs

50

Russell 1000 Growth Index Fund

of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $284,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	336,680
Total Distributable Earnings (Loss)	(336,680)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,567
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(145,242)
Net Unrealized Gains (Losses)	1,590,810

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Russell 1000 Growth Index Fund

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,372,083
Gross Unrealized Appreciation	1,706,231
Gross Unrealized Depreciation	(115,421)
Net Unrealized Appreciation (Depreciation)	1,590,810

E.           During the year ended August 31, 2019, the fund purchased $2,196,556,000 of investment securities and sold $1,658,581,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,098,096,000 and $774,729,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $171,298,000 and $291,695,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.            Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,469,861	9,450	1,187,329	8,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(786,080)	(5,050)	(799,916)	(5,450)
Net Increase (Decrease)—ETF Shares	683,781	4,400	387,413	2,675
Institutional Shares
Issued	493,524	1,733	705,146	2,597
Issued in Lieu of Cash Distributions	28,976	95	30,158	114
Redeemed	(717,859)	(2,475)	(678,852)	(2,475)
Net Increase (Decrease)—Institutional Shares	(195,359)	(647)	56,452	236

G.          Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

53

Special 2019 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August, 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	56,437
Russell 1000 Value Index Fund	79,928
Russell 1000 Growth Index Fund	57,112

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	91.8%
Russell 1000 Value Index Fund	92.2
Russell 1000 Growth Index Fund	100.0

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

55

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q18480 102019

Annual Report | August 31, 2019 Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Russell 2000 Index Fund	5

Russell 2000 Value Index Fund	21

Russell 2000 Growth Index Fund	37

Trustees Approve Advisory Arrangements	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•                  In a challenging year for small-capitalization stocks, growth companies fared a bit better than both their value counterparts and the overall small-cap market. For the 12 months ended August 31, 2019, returns for the three Vanguard Russell 2000 Index Funds ranged from roughly -15% to about -11%. Each fund closely tracked its target index.

•                  Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•                  Health care stocks caused the most pain for Vanguard Russell 2000 Index and Vanguard Russell 2000 Growth Index Funds. The energy sector, a drag on all three funds, was Vanguard Russell 2000 Value Index Fund’s biggest detractor.

•                  The utilities sector gave a small lift to each fund.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$956.24	$0.25
Institutional Shares	1,000.00	956.12	0.39
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$931.00	$0.49
Institutional Shares	1,000.00	931.07	0.39
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$979.86	$0.55
Institutional Shares	1,000.00	979.98	0.40
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.95	$0.26
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.05% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.10% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.11% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Index Fund ETF Shares Net Asset Value	-12.83%	6.44%	10.89%	$25,213
Russell 2000 Index Fund ETF Shares Market Price	-12.88	6.44	10.88	25,197
Russell 2000 Index	-12.89	6.41	10.89	25,218
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	-12.83%	6.50%	9.16%	$10,712,387
Russell 2000 Index	-12.89	6.41	9.09	10,652,217
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.12	13,510,551

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	-12.88%	36.65%	151.97%
Russell 2000 Index Fund ETF Shares Net Asset Value	-12.83	36.61	152.13
Russell 2000 Index	-12.89	36.40	152.19

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Russell 2000 Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	13.0%
Consumer Staples	2.6
Energy	3.5
Financial Services	26.3
Health Care	16.4
Materials & Processing	6.3
Other	0.1
Producer Durables	14.2
Technology	12.5
Utilities	5.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

7

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Shares	Market Value• ($000)	Percentage of Net Assets
Common Stocks
Consumer Discretionary
*	Chegg Inc.	141,862	5,623	0.3%
	Marriott Vacations Worldwide Corp.	54,412	5,364	0.2%
	Churchill Downs Inc.	43,140	5,317	0.2%
	Aaron’s Inc.	82,691	5,301	0.2%
*	Deckers Outdoor Corp.	35,758	5,273	0.2%
*	Helen of Troy Ltd.	30,697	4,712	0.2%
	Consumer Discretionary—Other †		268,407	11.6%
			299,997	12.9%
Consumer Staples
*	Performance Food Group Co.	125,795	5,886	0.2%
	Consumer Staples—Other †		53,574	2.3%
			59,460	2.5%

Energy †			80,785	3.5%

Financial Services
	First Industrial Realty Trust Inc.	153,900	5,994	0.3%
	Radian Group Inc.	255,656	5,765	0.3%
*	Essent Group Ltd.	117,703	5,709	0.3%
	Selective Insurance Group Inc.	71,603	5,702	0.3%
	Rexford Industrial Realty Inc.	126,824	5,604	0.2%
	EastGroup Properties Inc.	44,306	5,517	0.2%
	Blackstone Mortgage Trust Inc. Class A	154,345	5,371	0.2%
	Healthcare Realty Trust Inc.	156,149	5,189	0.2%
	FirstCash Inc.	52,076	5,141	0.2%
	First Financial Bankshares Inc.	158,924	4,866	0.2%
	Sabra Health Care REIT Inc.	218,217	4,718	0.2%
	Financial Services—Other †		549,002	23.6%
			608,578	26.2%

8

Russell 2000 Index Fund

		Shares	Market Value• ($000)	Percentage of Net Assets
Health Care
*	Novocure Ltd.	103,544	9,408	0.4%
*	Haemonetics Corp.	62,635	8,364	0.4%
*	Repligen Corp.	58,307	5,411	0.3%
*	Teladoc Health Inc.	87,815	5,083	0.2%
*	Amedisys Inc.	38,403	4,943	0.2%
*	HealthEquity Inc.	83,194	4,938	0.2%
*	Tandem Diabetes Care Inc.	68,047	4,929	0.2%
*	Globus Medical Inc.	93,195	4,759	0.2%
§	Health Care—Other †		332,723	14.3%
			380,558	16.4%
Materials & Processing
*	Trex Co. Inc.	71,876	6,148	0.3%
*	RBC Bearings Inc.	29,638	4,728	0.2%
	Materials & Processing—Other †		134,780	5.8%
			145,656	6.3%

§,1Other †			1,663	0.1%

Producer Durables
	MAXIMUS Inc.	77,666	5,976	0.3%
	EMCOR Group Inc.	68,160	5,960	0.3%
*	Generac Holdings Inc.	74,760	5,831	0.2%
	Tetra Tech Inc.	66,677	5,409	0.2%
*	FTI Consulting Inc.	46,091	4,984	0.2%
	Insperity Inc.	47,343	4,690	0.2%
*	Aerojet Rocketdyne Holdings Inc.	89,372	4,668	0.2%
*	MasTec Inc.	73,767	4,638	0.2%
	Producer Durables—Other †		286,764	12.3%
			328,920	14.1%
Technology
	Science Applications International Corp.	72,749	6,403	0.3%
*	Silicon Laboratories Inc.	53,011	5,778	0.3%
*	Mercury Systems Inc.	65,268	5,589	0.2%
	Blackbaud Inc.	59,980	5,456	0.2%
*	Lumentum Holdings Inc.	93,529	5,215	0.2%
	Technology—Other †		261,910	11.3%
			290,351	12.5%
Utilities
	Portland General Electric Co.	109,601	6,235	0.3%
	Southwest Gas Holdings Inc.	65,332	5,960	0.3%
	ONE Gas Inc.	63,931	5,857	0.3%
	Black Hills Corp.	73,819	5,663	0.2%
	ALLETE Inc.	63,320	5,428	0.2%
	Spire Inc.	60,711	5,154	0.2%
	New Jersey Resources Corp.	108,670	4,971	0.2%
	PNM Resources Inc.	97,084	4,952	0.2%
	j2 Global Inc.	56,970	4,820	0.2%
	Utilities—Other †		69,226	3.0%
			118,266	5.1%
Total Common Stocks (Cost $2,349,644)			2,314,234	99.6%[2]

9

Russell 2000 Index Fund

	Coupon	Shares	Market Value• ($000)	Percentage of Net Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.249%	578,784	57,884	2.5%

5U.S. Government and Agency Obligations †			548	0.0%
Total Temporary Cash Investments (Cost $58,425)			58,432	2.5%[2]
[6]Total Investments (Cost $2,408,069)			2,372,666	102.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			116
Receivables for Accrued Income			1,742
Receivables for Capital Shares Issued			222
Other Assets[4]			859
Total Other Assets			2,939	0.1%
Liabilities
Payables for Investment Securities Purchased			(1,642)
Collateral for Securities on Loan			(50,425)
Payables for Capital Shares Redeemed			(341)
Payables to Vanguard			(210)
Variation Margin Payable—Futures Contracts			(20)
Other Liabilities			(17)
Total Liabilities			(52,655)	(2.2%)
Net Assets			2,322,950	100.0%

At August 31, 2019, net assets consisted of:

			Amount
			($000)
Paid-in Capital			2,463,102
Total Distributable Earnings (Loss)			(140,152)
Net Assets			2,322,950

10

Russell 2000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 12,225,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,463,996
Net Asset Value Per Share—ETF Shares	$119.75

Institutional Shares—Net Assets
Applicable to 3,750,474 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	858,954
Net Asset Value Per Share—Institutional Shares	$229.03

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§ Certain of the fund’s securities are valued using significant unobservable inputs.

1   “Other” represents securities that are not classified by the fund’s benchmark index.

2   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.1%, respectively, of net assets.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $50,425,000 of collateral received for securities on loan, of which $49,566,000 is held in Vanguard Market Liquidity Fund and $859,000 is held in cash.

5   Securities with a value of $548,000 have been segregated as initial margin for open futures contracts.

6   The total value of securities on loan is $45,851,000.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	September 2019	122		9,115	(481)

See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	30,904
Interest[1]	170
Securities Lending—Net	2,478
Total Income	33,552
Expenses
The Vanguard Group—Note B
Investment Advisory Services	362
Management and Administrative—ETF Shares	969
Management and Administrative—Institutional Shares	422
Marketing and Distribution—ETF Shares	84
Marketing and Distribution—Institutional Shares	34
Custodian Fees	279
Auditing Fees	32
Shareholders’ Reports—ETF Shares	49
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	2,237
Net Investment Income	31,315
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	98,642
Futures Contracts	744
Realized Net Gain (Loss)	99,386
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(458,149)
Futures Contracts	(565)
Change in Unrealized Appreciation (Depreciation)	(458,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	(328,013)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $160,000, $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $140,104,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,315	27,007
Realized Net Gain (Loss)	99,386	159,664
Change in Unrealized Appreciation (Depreciation)	(458,714)	299,017
Net Increase (Decrease) in Net Assets Resulting from Operations	(328,013)	485,688
Distributions
Net Investment Income
ETF Shares	(19,016)	(15,782)
Institutional Shares	(11,454)	(9,362)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(30,470)	(25,144)
Capital Share Transactions
ETF Shares	(27,258)	342,765
Institutional Shares	12,275	233,779
Net Increase (Decrease) from Capital Share Transactions	(14,983)	576,544
Total Increase (Decrease)	(373,466)	1,037,088
Net Assets
Beginning of Period	2,696,416	1,659,328
End of Period	2,322,950	2,696,416

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 2000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$139.11	$112.21	$98.98	$92.71	$93.72
Investment Operations
Net Investment Income	1.593[1]	1.554[1]	1.443[1]	1.302	1.224[1]
Net Realized and Unrealized Gain (Loss) on Investments	(19.408)	26.846	13.255	6.537	(1.163)
Total from Investment Operations	(17.815)	28.400	14.698	7.839	.061
Distributions
Dividends from Net Investment Income	(1.545)	(1.500)	(1.468)	(1.569)	(1.071)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.545)	(1.500)	(1.468)	(1.569)	(1.071)
Net Asset Value, End of Period	$119.75	$139.11	$112.21	$98.98	$92.71

Total Return	-12.83%	25.49%	14.94%	8.62%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,464	$1,715	$1,083	$698	$554
Ratio of Total Expenses to Average Net Assets	0.10%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.23%	1.34%	1.52%	1.28%
Portfolio Turnover Rate[2]	16%	19%	23%	19%	17%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$266.12	$214.65	$189.31	$177.40	$179.29
Investment Operations
Net Investment Income	3.078[1]	3.129[1]	2.956[1]	2.606	2.453[1]
Net Realized and Unrealized Gain (Loss) on Investments	(37.106)	51.369	25.315	12.503	(2.212)
Total from Investment Operations	(34.028)	54.498	28.271	15.109	.241
Distributions
Dividends from Net Investment Income	(3.062)	(3.028)	(2.931)	(3.199)	(2.131)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.062)	(3.028)	(2.931)	(3.199)	(2.131)
Net Asset Value, End of Period	$229.03	$266.12	$214.65	$189.31	$177.40

Total Return	-12.83%	25.58%	15.03%	8.69%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$859	$982	$576	$479	$528
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.30%	1.41%	1.59%	1.35%
Portfolio Turnover Rate[2]	16%	19%	23%	19%	17%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

16

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Russell 2000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $116,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,314,175	—	59
Temporary Cash Investments	57,884	548	—
Futures Contracts—Liabilities[1]	(20)	—	—
Total	2,372,039	548	59

1   Represents variation margin on the last day of the reporting period.

18

Russell 2000 Index Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	140,107
Total Distributable Earnings (Loss)	(140,107)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,309
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(111,815)
Net Unrealized Gains (Losses)	(35,484)

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,408,150
Gross Unrealized Appreciation	387,183
Gross Unrealized Depreciation	(422,667)
Net Unrealized Appreciation (Depreciation)	(35,484)

E.   During the year ended August 31, 2019, the fund purchased $759,256,000 of investment securities and sold $774,650,000 of investment securities, other than temporary cash investments. Purchases and sales include $356,420,000 and $387,491,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

19

Russell 2000 Index Fund

F.   Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	384,122	3,200	847,293	6,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(411,380)	(3,300)	(504,528)	(3,950)
Net Increase (Decrease)—ETF Shares	(27,258)	(100)	342,765	2,675
Institutional Shares
Issued	127,299	549	361,277	1,523
Issued in Lieu of Cash Distributions	11,202	47	9,197	39
Redeemed	(126,226)	(535)	(136,695)	(558)
Net Increase (Decrease)—Institutional Shares	12,275	61	233,779	1,004

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

20

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-14.93%	4.53%	9.23%	$22,036
Russell 2000 Value Index Fund ETF Shares Market Price	-14.98	4.54	9.23	22,027
Russell 2000 Value Index	-14.89	4.63	9.37	22,290
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional Shares	-14.88%	4.65%	9.15%	$9,339,117
Russell 2000 Value Index	-14.89	4.63	9.16	9,342,687
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.40	12,261,428

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

21

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market Price	-14.98%	24.89%	120.27%
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-14.93	24.80	120.36
Russell 2000 Value Index	-14.89	25.39	122.90

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

22

Russell 2000 Value Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	12.0%
Consumer Staples	1.7
Energy	6.0
Financial Services	42.2
Health Care	4.8
Materials & Processing	6.0
Other	0.0
Producer Durables	12.2
Technology	7.9
Utilities	7.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

23

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Marriott Vacations Worldwide Corp.	15,278	1,506	0.4%
TEGNA Inc.	91,583	1,311	0.4%
Consumer Discretionary—Other †		43,877	11.2%
		46,694	12.0%

Consumer Staples †		6,630	1.7%

Energy †		23,203	5.9%

Financial Services
Radian Group Inc.	88,038	1,985	0.5%
Rexford Industrial Realty Inc.	43,539	1,924	0.5%
Blackstone Mortgage Trust Inc. Class A	52,829	1,838	0.5%
Healthcare Realty Trust Inc.	53,738	1,786	0.5%
First Industrial Realty Trust Inc.	41,876	1,631	0.4%
Sabra Health Care REIT Inc.	75,430	1,631	0.4%
IBERIABANK Corp.	22,657	1,563	0.4%
Stifel Financial Corp.	28,899	1,544	0.4%
STAG Industrial Inc.	53,053	1,543	0.4%
United Bankshares Inc.	40,965	1,511	0.4%
Pebblebrook Hotel Trust	54,885	1,480	0.4%
Valley National Bancorp	136,350	1,433	0.4%
Physicians Realty Trust	78,068	1,352	0.3%
Community Bank System Inc.	21,330	1,301	0.3%
Sunstone Hotel Investors Inc.	96,350	1,266	0.3%
Hancock Whitney Corp.	36,043	1,265	0.3%
Atlantic Union Bankshares Corp.	34,247	1,237	0.3%
Old National Bancorp	72,906	1,225	0.3%
Glacier Bancorp Inc.	30,467	1,209	0.3%
CenterState Bank Corp.	53,071	1,200	0.3%

24

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Washington Federal Inc.	33,676	1,199	0.3%
	Apollo Commercial Real Estate Finance Inc.	63,939	1,186	0.3%
	Terreno Realty Corp.	23,408	1,184	0.3%
	Agree Realty Corp.	15,803	1,180	0.3%
	RLJ Lodging Trust	72,726	1,179	0.3%
	UMB Financial Corp.	18,627	1,161	0.3%
	Home BancShares Inc.	65,331	1,158	0.3%
	Financial Services—Other †		126,218	32.3%
			164,389	42.0%
Health Care
*	Syneos Health Inc.	24,329	1,278	0.3%
	Health Care—Other †		17,325	4.5%
			18,603	4.8%

§Materials & Processing †			23,578	6.0%

§,1Other †			127	0.0%

Producer Durables
*	FTI Consulting Inc.	14,414	1,559	0.4%
	KBR Inc.	59,497	1,518	0.4%
*	Darling Ingredients Inc.	69,131	1,286	0.3%
	UniFirst Corp.	6,374	1,249	0.3%
	SkyWest Inc.	21,064	1,206	0.3%
	Producer Durables—Other †		40,605	10.4%
			47,423	12.1%

Technology
*	Lumentum Holdings Inc.	32,244	1,798	0.4%
	Perspecta Inc.	55,320	1,436	0.4%
*	Tech Data Corp.	15,462	1,434	0.4%
*	Cirrus Logic Inc.	24,946	1,338	0.3%
*	LiveRamp Holdings Inc.	28,750	1,218	0.3%
	Technology—Other †		23,753	6.1%
			30,977	7.9%

Utilities
	Portland General Electric Co.	37,633	2,141	0.5%
	ONE Gas Inc.	21,996	2,015	0.5%
	Black Hills Corp.	25,351	1,945	0.5%
	ALLETE Inc.	21,798	1,869	0.5%
	Southwest Gas Holdings Inc.	19,976	1,822	0.5%
	Spire Inc.	20,949	1,779	0.5%
	PNM Resources Inc.	33,378	1,703	0.4%
	New Jersey Resources Corp.	34,931	1,598	0.4%
	NorthWestern Corp.	21,275	1,541	0.4%
	Avista Corp.	27,736	1,301	0.3%
	Utilities—Other †		10,519	2.7%
			28,233	7.2%
Total Common Stocks (Cost $405,721)			389,857	99.6%[2]

25

Russell 2000 Value Index Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3,4	Vanguard Market Liquidity Fund (Cost $4,706)	2.249%	47,056	4,706	1.2%[2]
[5]Total Investments (Cost $410,427)				394,563	100.8%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	19
Receivables for Accrued Income	419
Receivables for Capital Shares Issued	313
Other Assets[6]	55
Total Other Assets	806	0.2%
Liabilities
Payables for Investment Securities Purchased	(1)
Collateral for Securities on Loan	(3,953)
Payables for Capital Shares Redeemed	(64)
Payables to Vanguard	(43)
Variation Margin Payable—Futures Contracts	(3)
Other Liabilities	(32)
Total Liabilities	(4,096)	(1.0%	)
Net Assets	391,273	100.0%

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	433,494
Total Distributable Earnings (Loss)	(42,221)
Net Assets	391,273

26

Russell 2000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,525,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	251,272
Net Asset Value Per Share—ETF Shares	$99.51

Institutional Shares—Net Assets
Applicable to 713,418 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	140,001
Net Asset Value Per Share—Institutional Shares	$196.24

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§ Certain of the fund’s securities are valued using significant unobservable inputs.

1 “Other” represents securities that are not classified by the fund’s benchmark index.

2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.9%, respectively, of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $3,953,000 of collateral received for securities on loan.

5 The total value of securities on loan is $3,544,000.

6 Cash of $55,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	September 2019	17	1,270	(35)

See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	7,116
Interest[1]	42
Securities Lending—Net	144
Total Income	7,302
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative—ETF Shares	239
Management and Administrative—Institutional Shares	57
Marketing and Distribution—ETF Shares	12
Marketing and Distribution—Institutional Shares	5
Custodian Fees	42
Auditing Fees	32
Shareholders’ Reports—ETF Shares	10
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	—
Total Expenses	452
Net Investment Income	6,850
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	15,110
Futures Contracts	(30)
Realized Net Gain (Loss)	15,080
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(75,487)
Futures Contracts	(119)
Change in Unrealized Appreciation (Depreciation)	(75,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,676)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $30,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $21,763,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,850	6,243
Realized Net Gain (Loss)	15,080	18,109
Change in Unrealized Appreciation (Depreciation)	(75,606)	38,922
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,676)	63,274
Distributions
Net Investment Income
ETF Shares	(3,946)	(3,273)
Institutional Shares	(2,495)	(2,871)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,441)	(6,144)
Capital Share Transactions
ETF Shares	62,708	19,909
Institutional Shares	14,009	(19,999)
Net Increase (Decrease) from Capital Share Transactions	76,717	(90)
Total Increase (Decrease)	16,600	57,040
Net Assets
Beginning of Period	374,673	317,633
End of Period	391,273	374,673

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$119.05	$100.96	$90.64	$81.88	$87.76
Investment Operations
Net Investment Income	1.912 [1]	1.905 [1]	1.736 [1]	1.561	1.530
Net Realized and Unrealized Gain (Loss) on Investments	(19.589)	18.070	10.358	9.305	(5.907)
Total from Investment Operations	(17.677)	19.975	12.094	10.866	(4.377)
Distributions
Dividends from Net Investment Income	(1.863)	(1.885)	(1.774)	(2.106)	(1.503)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.863)	(1.885)	(1.774)	(2.106)	(1.503)
Net Asset Value, End of Period	$99.51	$119.05	$100.96	$90.64	$81.88

Total Return	-14.93%	19.96%	13.42%	13.62%	-5.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$251	$223	$172	$120	$74
Ratio of Total Expenses to Average Net Assets	0.15%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.73%	1.76%	2.02%	1.80%
Portfolio Turnover Rate[2]	27%	30%	36%	31%	28%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$234.81	$199.13	$178.76	$161.59	$173.15
Investment Operations
Net Investment Income	3.966 [1]	4.029 [1]	3.737 [1]	3.265	3.195
Net Realized and Unrealized Gain (Loss) on Investments	(38.670)	35.618	20.356	18.355	(11.619)
Total from Investment Operations	(34.704)	39.647	24.093	21.620	(8.424)
Distributions
Dividends from Net Investment Income	(3.866)	(3.967)	(3.723)	(4.450)	(3.136)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.866)	(3.967)	(3.723)	(4.450)	(3.136)
Net Asset Value, End of Period	$196.24	$234.81	$199.13	$178.76	$161.59

Total Return	-14.88%	20.10%	13.55%	13.76%	-4.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$140	$151	$146	$129	$71
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.85%	1.88%	2.14%	1.92%
Portfolio Turnover Rate[2]	27%	30%	36%	31%	28%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

32

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

33

Russell 2000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $19,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA.The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	389,853	—	4
Temporary Cash Investments	4,706	—	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	394,556	—	4

1 Represents variation margin on the last day of the reporting period.

34

Russell 2000 Value Index Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	21,741
Total Distributable Earnings (Loss)	(21,741)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,813
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(28,104)
Net Unrealized Gains (Losses)	(15,901)

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	410,464
Gross Unrealized Appreciation	44,164
Gross Unrealized Depreciation	(60,065)
Net Unrealized Appreciation (Depreciation)	(15,901)

35

Russell 2000 Value Index Fund

E.   During the year ended August 31, 2019, the fund purchased $248,442,000 of investment securities and sold $167,938,000 of investment securities, other than temporary cash investments. Purchases and sales include $122,980,000 and $66,701,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $52,927,000 and $36,859,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	131,976	1,300	87,282	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(69,268)	(650)	(67,373)	(575)
Net Increase (Decrease)—ETF Shares	62,708	650	19,909	175
Institutional Shares
Issued	36,227	176	24,366	112
Issued in Lieu of Cash Distributions	2,464	12	2,753	13
Redeemed	(24,682)	(120)	(47,118)	(213)
Net Increase (Decrease)—Institutional Shares	14,009	68	(19,999)	(88)

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

36

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	-10.97%	8.09%	12.31%	$28,251
Russell 2000 Growth Index Fund ETF Shares Market Price	-11.04	8.10	12.30	28,227
Russell 2000 Growth Index	-11.02	8.06	12.33	28,292
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional Shares	-10.91%	8.21%	10.23%	$11,189,660
Russell 2000 Growth Index	-11.02	8.06	10.12	11,095,522
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	11.99	12,751,413

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

37

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares Market Price	-11.04%	47.60%	182.27%
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	-10.97	47.58	182.51
Russell 2000 Growth Index	-11.02	47.34	182.92

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

38

Russell 2000 Growth Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	13.9%
Consumer Staples	3.4
Energy	1.1
Financial Services	11.2
Health Care	27.6
Materials & Processing	6.5
Other	0.1
Producer Durables	16.2
Technology	16.9
Utilities	3.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

39

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Chegg Inc.	92,578	3,670	0.5%
	Churchill Downs Inc.	28,044	3,457	0.4%
*	Deckers Outdoor Corp.	23,338	3,441	0.4%
*	Helen of Troy Ltd.	20,048	3,078	0.4%
	Aaron’s Inc.	47,671	3,056	0.4%
	Strategic Education Inc.	17,023	2,881	0.4%
	Texas Roadhouse Inc. Class A	54,436	2,801	0.4%
	Consumer Discretionary—Other †		85,018	11.0%
			107,402	13.9%
Consumer Staples
*	Performance Food Group Co.	81,981	3,836	0.5%
*	Boston Beer Co. Inc. Class A	6,654	2,917	0.4%
	Consumer Staples—Other †		19,527	2.5%
			26,280	3.4%

Energy †			8,824	1.1%

Financial Services
	EastGroup Properties Inc.	28,948	3,605	0.5%
	FirstCash Inc.	33,804	3,338	0.4%
	First Financial Bankshares Inc.	103,671	3,174	0.4%
	RLI Corp.	31,836	2,915	0.4%
	Ryman Hospitality Properties Inc.	36,535	2,910	0.4%
	PS Business Parks Inc.	15,970	2,868	0.4%
	Financial Services—Other †		67,354	8.7%
			86,164	11.2%
Health Care
*	Novocure Ltd.	67,601	6,142	0.8%
*	Haemonetics Corp.	40,841	5,454	0.7%

40

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Repligen Corp.	37,802	3,508	0.5%
*	Teladoc Health Inc.	56,916	3,294	0.4%
*	HealthEquity Inc.	54,322	3,225	0.4%
*	Amedisys Inc.	25,037	3,223	0.4%
*	Tandem Diabetes Care Inc.	44,208	3,202	0.4%
*	Globus Medical Inc.	60,714	3,101	0.4%
*	Blueprint Medicines Corp.	38,920	2,984	0.4%
*	Neogen Corp.	40,868	2,882	0.4%
*	LHC Group Inc.	23,976	2,841	0.4%
*	Spark Therapeutics Inc.	27,422	2,671	0.3%
*	NuVasive Inc.	41,372	2,628	0.3%
§	Health Care—Other †		167,817	21.7%
			212,972	27.5%
Materials & Processing
*	Trex Co. Inc.	46,891	4,011	0.5%
*	RBC Bearings Inc.	19,358	3,088	0.4%
	Cabot Microelectronics Corp.	23,156	2,886	0.4%
	Materials & Processing—Other †		40,455	5.2%
			50,440	6.5%

§,1Other †			563	0.1%

Producer Durables
	MAXIMUS Inc.	50,687	3,900	0.5%
*	Generac Holdings Inc.	48,778	3,804	0.5%
	Tetra Tech Inc.	43,534	3,531	0.4%
	Insperity Inc.	30,911	3,062	0.4%
*	MasTec Inc.	47,914	3,012	0.4%
	Brink’s Co.	39,844	2,998	0.4%
	MSA Safety Inc.	28,172	2,976	0.4%
	Exponent Inc.	41,285	2,927	0.4%
	EMCOR Group Inc.	33,393	2,920	0.4%
*	Axon Enterprise Inc.	46,579	2,793	0.4%
	Producer Durables—Other †		92,966	12.0%
			124,889	16.2%
Technology
	Science Applications International Corp.	47,339	4,166	0.5%
*	Silicon Laboratories Inc.	34,293	3,738	0.5%
*	Mercury Systems Inc.	42,578	3,646	0.5%
	Blackbaud Inc.	39,003	3,548	0.4%
*	Five9 Inc.	46,893	2,964	0.4%
*	Q2 Holdings Inc.	31,927	2,872	0.4%
*	Verint Systems Inc.	49,428	2,634	0.3%
	Technology—Other †		107,330	13.9%
			130,898	16.9%
Utilities
	j2 Global Inc.	37,203	3,147	0.4%
	American States Water Co.	29,269	2,708	0.4%
	Utilities—Other †		17,898	2.3%
			23,753	3.1%
Total Common Stocks (Cost $703,001)			772,185	99.9%[2]

41

Russell 2000 Growth Index Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3,4	Vanguard Market Liquidity Fund (Cost $20,937)	2.249%	209,372	20,939	2.7%[2]
[5]Total Investments (Cost $723,938)				793,124	102.6%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	38
Receivables for Accrued Income	330
Other Assets[6]	72
Total Other Assets	440	0.1%
Liabilities
Payables for Investment Securities Purchased	(1,626)
Collateral for Securities on Loan	(18,353)
Payables for Capital Shares Redeemed	(241)
Payables to Vanguard	(86)
Variation Margin Payable—Futures Contracts	(4)
Other Liabilities	(8)
Total Liabilities	(20,318)	(2.7%	)
Net Assets	773,246	100.0%

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	798,633
Total Distributable Earnings (Loss)	(25,387)
Net Assets	773,246

42

Russell 2000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,125,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	300,961
Net Asset Value Per Share—ETF Shares	$141.63

Institutional Shares—Net Assets
Applicable to 1,750,782 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	472,285
Net Asset Value Per Share—Institutional Shares	$269.76

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§ Certain of the fund’s securities are valued using significant unobservable inputs.

1 “Other” represents securities that are not classified by the fund’s benchmark index.

2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 2.5%, respectively, of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $18,353,000 of collateral received for securities on loan.

5 The total value of securities on loan is $16,658,000.

6 Cash of $72,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	September 2019	22	1,644	(17)

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	5,269
Interest[1]	48
Securities Lending—Net	1,117
Total Income	6,434
Expenses
The Vanguard Group—Note B
Investment Advisory Services	116
Management and Administrative—ETF Shares	340
Management and Administrative—Institutional Shares	245
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	16
Custodian Fees	42
Auditing Fees	32
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	—
Total Expenses	825
Net Investment Income	5,609
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	19,457
Futures Contracts	(382)
Realized Net Gain (Loss)	19,075
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(119,192)
Futures Contracts	(80)
Change in Unrealized Appreciation (Depreciation)	(119,272)
Net Increase (Decrease) in Net Assets Resulting from Operations	(94,588)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $44,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $60,885,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,609	5,018
Realized Net Gain (Loss)	19,075	58,614
Change in Unrealized Appreciation (Depreciation)	(119,272)	123,018
Net Increase (Decrease) in Net Assets Resulting from Operations	(94,588)	186,650
Distributions
Net Investment Income
ETF Shares	(1,913)	(1,438)
Institutional Shares	(3,646)	(3,131)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,559)	(4,569)
Capital Share Transactions
ETF Shares	9,770	71,455
Institutional Shares	(9,899)	56,059
Net Increase (Decrease) from Capital Share Transactions	(129)	127,514
Total Increase (Decrease)	(100,276)	309,595
Net Assets
Beginning of Period	873,522	563,927
End of Period	773,246	873,522

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$160.12	$123.26	$106.98	$104.34	$99.83
Investment Operations
Net Investment Income	.971[1]	.895[1]	.961[1]	.989	.680
Net Realized and Unrealized Gain (Loss) on Investments	(18.527)	36.791	16.455	2.721	4.471
Total from Investment Operations	(17.556)	37.686	17.416	3.710	5.151
Distributions
Dividends from Net Investment Income	(.934)	(.826)	(1.136)	(1.070)	(.641)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.934)	(.826)	(1.136)	(1.070)	(.641)
Net Asset Value, End of Period	$141.63	$160.12	$123.26	$106.98	$104.34

Total Return	-10.97%	30.69%	16.39%	3.62%	5.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$301	$328	$194	$144	$149
Ratio of Total Expenses to Average Net Assets	0.15%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.64%	0.83%	0.99%	0.67%
Portfolio Turnover Rate[2]	28%	35%	34%	33%	34%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$305.04	$234.80	$203.79	$198.85	$190.26
Investment Operations
Net Investment Income	2.021[1]	2.026[1]	2.102[1]	2.121	1.478
Net Realized and Unrealized Gain (Loss) on Investments	(35.267)	70.080	31.338	5.185	8.565
Total from Investment Operations	(33.246)	72.106	33.440	7.306	10.043
Distributions
Dividends from Net Investment Income	(2.034)	(1.866)	(2.430)	(2.366)	(1.453)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.034)	(1.866)	(2.430)	(2.366)	(1.453)
Net Asset Value, End of Period	$269.76	$305.04	$234.80	$203.79	$198.85

Total Return	-10.91%	30.85%	16.53%	3.74%	5.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$472	$545	$370	$219	$187
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.76%	0.95%	1.11%	0.79%
Portfolio Turnover Rate[2]	28%	35%	34%	33%	34%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the under lying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

48

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counter party risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Russell 2000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $38,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	772,152	—	33
Temporary Cash Investments	20,939	—	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	793,087	—	33

1 Represents variation margin on the last day of the reporting period.

50

Russell 2000 Growth Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	60,886
Total Distributable Earnings (Loss)	(60,886)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,349
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(95,856)
Net Unrealized Gains (Losses)	69,176

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	723,948
Gross Unrealized Appreciation	155,795
Gross Unrealized Depreciation	(86,619)
Net Unrealized Appreciation (Depreciation)	69,176

51

Russell 2000 Growth Index Fund

E.  During the year ended August 31, 2019, the fund purchased $344,140,000 of investment securities and sold $343,136,000 of investment securities, other than temporary cash investments. Purchases and sales include $127,502,000 and $127,599,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $42,864,000 and $70,342,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	150,524	1,050	234,403	1,550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(140,754)	(975)	(162,948)	(1,075)
Net Increase (Decrease)—ETF Shares	9,770	75	71,455	475
Institutional Shares
Issued	46,667	176	91,649	347
Issued in Lieu of Cash Distributions	3,646	13	3,131	12
Redeemed	(60,212)	(226)	(38,721)	(146)
Net Increase (Decrease)—Institutional Shares	(9,899)	(37)	56,059	213

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

53

Special 2019 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	22,913
Russell 2000 Value Index Fund	4,770
Russell 2000 Growth Index Fund	4,700

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	70.5%
Russell 2000 Value Index Fund	68.4
Russell 2000 Growth Index Fund	80.0

54

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

55

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

56

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

57

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q18510 102019

Annual Report | August 31, 2019 Vanguard Russell 3000 Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8
Trustees Approve Advisory Arrangement	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Russell 3000 Index Fund returned slightly more than 1% for the 12 months ended August 31, 2019, closely tracking its index.

•     Market sentiment was dampened by signs of decelerating global growth, flare-ups in trade disputes, heightened tensions with Iran, and a lack of agreement in the United Kingdom on how to exit the European Union.

•     Utilities stocks shone brightest for the fund. The three largest sectors—technology, financial services, and consumer discretionary—also added to gains.

•     Energy stocks hurt results the most.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,049.95	$0.26
Institutional Shares	1,000.00	1,049.74	0.41
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.95	$0.26
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.05% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 3000 Index Fund ETF Shares Net Asset Value	1.25%	9.45%	13.05%	$29,951
Russell 3000 Index Fund ETF Shares Market Price	1.15	9.44	13.04	29,935
Russell 3000 Index	1.31	9.60	13.20	30,321
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	13.17	30,253

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	1.27%	9.51%	12.79%	$14,469,066
Russell 3000 Index	1.31	9.60	12.87	14,562,276
Dow Jones U.S. Total Stock Market Float Adjusted Index	1.23	9.55	12.84	14,527,219

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	1.15%	57.00%	199.35%
Russell 3000 Index Fund ETF Shares Net Asset Value	1.25	57.04	199.51
Russell 3000 Index	1.31	58.13	203.21

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Russell 3000 Index Fund

Sector Diversification

As of August 31, 2019

Consumer Discretionary	14.8%
Consumer Staples	5.9
Energy	4.2
Financial Services	21.1
Health Care	13.4
Materials & Processing	3.3
Other	0.0
Producer Durables	10.2
Technology	21.7
Utilities	5.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

7

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	18,934	33,632	2.5%
Home Depot Inc.	50,462	11,501	0.9%
Walt Disney Co.	79,925	10,970	0.8%
Comcast Corp. Class A	206,176	9,125	0.7%
McDonald’s Corp.	35,128	7,657	0.6%
Walmart Inc.	64,288	7,346	0.6%
Costco Wholesale Corp.	20,114	5,929	0.4%
* Netflix Inc.	19,280	5,663	0.4%
Starbucks Corp.	55,430	5,352	0.4%
Consumer Discretionary—Other †		99,736	7.5%
		196,911	14.8%
Consumer Staples
Procter & Gamble Co.	113,152	13,604	1.0%
Coca-Cola Co.	175,511	9,660	0.7%
PepsiCo Inc.	64,135	8,769	0.7%
Philip Morris International Inc.	71,150	5,129	0.4%
Consumer Staples—Other †		41,431	3.1%
		78,593	5.9%
Energy
Exxon Mobil Corp.	193,794	13,271	1.0%
Chevron Corp.	87,273	10,274	0.8%
Energy—Other †		31,575	2.3%
		55,120	4.1%
Financial Services
* Berkshire Hathaway Inc. Class B	89,556	18,217	1.4%
JPMorgan Chase & Co.	147,663	16,222	1.2%
Visa Inc. Class A	79,646	14,402	1.1%
Mastercard Inc. Class A	41,097	11,563	0.9%
Bank of America Corp.	393,805	10,834	0.8%
Wells Fargo & Co.	185,398	8,634	0.7%

8

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Citigroup Inc.	105,823	6,810	0.5%
*	PayPal Holdings Inc.	53,781	5,865	0.4%
	Financial Services—Other †		188,396	14.1%
			280,943	21.1%
Health Care
	Johnson & Johnson	121,604	15,609	1.2%
	Merck & Co. Inc.	117,897	10,195	0.8%
	UnitedHealth Group Inc.	43,270	10,125	0.7%
	Pfizer Inc.	254,661	9,053	0.7%
	Abbott Laboratories	78,837	6,726	0.5%
	Medtronic plc	61,437	6,628	0.5%
	Amgen Inc.	27,903	5,821	0.4%
	Thermo Fisher Scientific Inc.	18,250	5,239	0.4%
§	Health Care—Other †		108,235	8.1%
			177,631	13.3%

Materials & Processing †			43,772	3.3%

§,1 Other †			60	0.0%

Producer Durables
	Boeing Co.	24,229	8,822	0.7%
	Accenture plc Class A	29,180	5,783	0.4%
	Honeywell International Inc.	33,296	5,481	0.4%
	Union Pacific Corp.	32,412	5,249	0.4%
	Producer Durables—Other †		110,408	8.3%
			135,743	10.2%
Technology
	Microsoft Corp.	346,258	47,735	3.6%
	Apple Inc.	210,739	43,990	3.3%
*	Facebook Inc. Class A	109,401	20,312	1.5%
*	Alphabet Inc. Class C	13,923	16,542	1.3%
*	Alphabet Inc. Class A	13,698	16,308	1.2%
	Intel Corp.	205,110	9,724	0.7%
	Cisco Systems Inc.	201,687	9,441	0.7%
*	Adobe Inc.	22,289	6,341	0.5%
*	salesforce.com Inc.	37,519	5,856	0.4%
	International Business Machines Corp.	40,605	5,503	0.4%
	Oracle Corp.	105,142	5,474	0.4%
	Texas Instruments Inc.	42,919	5,311	0.4%
	Broadcom Inc.	17,680	4,997	0.4%
	Technology—Other †		91,140	6.8%
			288,674	21.6%
Utilities
	AT&T Inc.	334,226	11,785	0.9%
	Verizon Communications Inc.	189,460	11,019	0.8%
	Utilities—Other †		48,439	3.6%
			71,243	5.3%
Total Common Stocks (Cost $1,057,776)			1,328,690	99.6%[2]

9

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.249%	42,819	4,282	0.4%

5 U.S. Government and Agency Obligations †			299	0.0%
Total Temporary Cash Investments (Cost $4,581)			4,581	0.4%[2]
[6] Total Investments (Cost $1,062,357)			1,333,271	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			65
Receivables for Investment Securities Sold			1
Receivables for Accrued Income			2,305
Receivables for Capital Shares Issued			90
Other Assets			49
Total Other Assets			2,510	0.2%
Liabilities
Payables for Investment Securities Purchased			(8)
Collateral for Securities on Loan			(1,798)
Payables for Capital Shares Redeemed			(225)
Payables to Vanguard			(173)
Variation Margin Payable—Futures Contracts			(7)
Total Liabilities			(2,211)	(0.2%)
Net Assets			1,333,570	100.0%

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,085,886
Total Distributable Earnings (Loss)	247,684
Net Assets	1,333,570

ETF Shares—Net Assets
Applicable to 3,475,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	463,070
Net Asset Value Per Share—ETF Shares	$133.26

10

Russell 3000 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 3,375,678 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	870,500
Net Asset Value Per Share—Institutional Shares	$257.87

•    See Note A in Notes to Financial Statements.

*   Non-income-producing security.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§   Certain of the fund’s securities are valued using significant unobservable inputs.

1   “Other” represents securities that are not classified by the fund’s benchmark index.

2   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

3   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4   Includes $1,798,000 of collateral received for securities on loan.

5   Securities with a value of $299,000 have been segregated as initial margin for open futures contracts.

6   The total value of securities on loan is $1,710,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2019	20	2,925	43
E-mini Russell 2000 Index	September 2019	29	2,167	(39)
				4

See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Dividends	24,093
Interest[1]	98
Securities Lending—Net	82
Total Income	24,273
Expenses
The Vanguard Group—Note B
Investment Advisory Services	191
Management and Administrative—ETF Shares	297
Management and Administrative—Institutional Shares	487
Marketing and Distribution—ETF Shares	24
Marketing and Distribution—Institutional Shares	22
Custodian Fees	38
Auditing Fees	32
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,100
Net Investment Income	23,173
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	50,974
Futures Contracts	353
Realized Net Gain (Loss)	51,327
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(58,376)
Futures Contracts	(194)
Change in Unrealized Appreciation (Depreciation)	(58,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,930

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $88,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $52,834,000 of net gains resulting from in-kind redemptions; such gains are not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,173	20,689
Realized Net Gain (Loss)	51,327	30,402
Change in Unrealized Appreciation (Depreciation)	(58,570)	166,204
Net Increase (Decrease) in Net Assets Resulting from Operations	15,930	217,295
Distributions
Net Investment Income
ETF Shares	(7,478)	(6,199)
Institutional Shares	(15,510)	(14,177)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(22,988)	(20,376)
Capital Share Transactions
ETF Shares	48,811	6,041
Institutional Shares	1,031	(10,897)
Net Increase (Decrease) from Capital Share Transactions	49,842	(4,856)
Total Increase (Decrease)	42,784	192,063
Net Assets
Beginning of Period	1,290,786	1,098,723
End of Period	1,333,570	1,290,786

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$133.98	$113.52	$99.77	$91.43	$92.82
Investment Operations
Net Investment Income	2.312[1]	2.099[1]	1.980[1]	1.850	1.649
Net Realized and Unrealized Gain (Loss) on Investments	(.730)	20.442	13.722	8.248	(1.396)
Total from Investment Operations	1.582	22.541	15.702	10.098	.253
Distributions
Dividends from Net Investment Income	(2.302)	(2.081)	(1.952)	(1.758)	(1.643)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.302)	(2.081)	(1.952)	(1.758)	(1.643)
Net Asset Value, End of Period	$133.26	$133.98	$113.52	$99.77	$91.43

Total Return	1.25%	20.07%	15.92%	11.20%	0.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$463	$412	$343	$282	$169
Ratio of Total Expenses to Average Net Assets	0.10%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.70%	1.85%	1.98%	1.76%
Portfolio Turnover Rate[2]	10%	14%	16%	8%	4%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$259.33	$219.72	$193.10	$176.98	$179.64
Investment Operations
Net Investment Income	4.499[1]	4.220[1]	3.952[1]	3.689	3.318
Net Realized and Unrealized Gain (Loss) on Investments	(1.394)	39.578	26.583	15.965	(2.689)
Total from Investment Operations	3.105	43.798	30.535	19.654	.629
Distributions
Dividends from Net Investment Income	(4.565)	(4.188)	(3.915)	(3.534)	(3.289)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.565)	(4.188)	(3.915)	(3.534)	(3.289)
Net Asset Value, End of Period	$257.87	$259.33	$219.72	$193.10	$176.98

Total Return	1.27%	20.15%	16.00%	11.28%	0.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$871	$879	$755	$847	$788
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.77%	1.92%	2.05%	1.83%
Portfolio Turnover Rate[2]	10%	14%	16%	8%	4%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

16

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

Russell 3000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $65,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,328,685	—	5
Temporary Cash Investments	4,282	299	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	1,332,960	299	5

1   Represents variation margin on the last day of the reporting period.

18

Russell 3000 Index Fund

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	52,836
Total Distributable Earnings (Loss)	(52,836)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,969
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(28,070)
Net Unrealized Gains (Losses)	270,921

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,062,350
Gross Unrealized Appreciation	365,304
Gross Unrealized Depreciation	(94,383)
Net Unrealized Appreciation (Depreciation)	270,921

E. During the year ended August 31, 2019, the fund purchased $328,592,000 of investment securities and sold $277,440,000 of investment securities, other than temporary cash investments. Purchases and sales include $78,024,000 and $151,127,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

19

Russell 3000 Index Fund

F.            Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	109,413	875	102,932	825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(60,602)	(475)	(96,891)	(775)
Net Increase (Decrease)—ETF Shares	48,811	400	6,041	50
Institutional Shares
Issued	196,124	780	134,022	562
Issued in Lieu of Cash Distributions	15,108	61	13,860	59
Redeemed	(210,201)	(854)	(158,779)	(670)
Net Increase (Decrease)—Institutional Shares	1,031	(13)	(10,897)	(49)

G.          Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2019 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $22,731,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

23

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

The Product is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Russell 3000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 3000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 3000 Index is based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 3000 Index which is determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Product. Russell is not responsible for and has not reviewed the Product nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Product.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 3000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Product, or any other person or entity from the use of the Russell 3000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 3000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® >  vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q18540 102019

Annual Report | August 31, 2019 Vanguard Sector Bond Index Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents
A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Short-Term Treasury Index Fund	6
Intermediate-Term Treasury Index Fund	22
Long-Term Treasury Index Fund	38
Short-Term Corporate Bond Index Fund	54
Intermediate-Term Corporate Bond Index Fund	72
Long-Term Corporate Bond Index Fund	90
Mortgage-Backed Securities Index Fund	109
Trustees Approve Advisory Arrangements	130

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

Your Fund’s Performance at a Glance

•                  Over the 12 months ended August 31, 2019, bond yields fell and prices rose as the Federal Reserve cut interest rates in July and signaled more cuts to come.

•                  Returns of the funds in this report ranged from about 4% for Vanguard Short-Term Treasury Index Fund to nearly 25% for Vanguard Long-Term Treasury Index Fund. The funds mostly performed in line with their benchmarks after taking expenses into account.

•                  The yield of the 30-year U.S. Treasury bond dropped over the period from 3.02% to 1.96%. Inflation remained low. Long-term Treasuries outperformed short-term Treasuries and long-term corporates. Corporate fundamentals appeared solid on balance, though quarterly earnings growth softened.

•                  By maturity, longer-term corporates performed significantly better than their shorter-term counterparts. Results across credit quality levels were inconsistent. The utilities sector performed the strongest, followed by industrials and financials.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

Except for ETF Shares, any returns cited for the Intermediate-Term Corporate Bond Index Fund or Long-Term Corporate Bond Index Fund reflect purchase fees.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2019	8/31/2019	Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,028.23	$0.15
Admiral™ Shares	1,000.00	1,027.92	0.36
Institutional Shares	1,000.00	1,028.34	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,072.24	$0.16
Admiral Shares	1,000.00	1,071.92	0.37
Institutional Shares	1,000.00	1,072.49	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,236.71	$0.17
Admiral Shares	1,000.00	1,236.63	0.39
Institutional Shares	1,000.00	1,236.56	0.28
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,044.03	$0.15
Admiral Shares	1,000.00	1,043.87	0.36
Institutional Shares	1,000.00	1,043.70	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,102.03	$0.16
Admiral Shares	1,000.00	1,101.93	0.37
Institutional Shares	1,000.00	1,101.92	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,200.57	$0.22
Admiral Shares	1,000.00	1,200.89	0.39
Institutional Shares	1,000.00	1,200.42	0.28
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,045.32	$0.15
Admiral Shares	1,000.00	1,045.22	0.36
Institutional Shares	1,000.00	1,045.31	0.26

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2019	8/31/2019	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Short-Term Treasury Index Fund ETF Shares Net Asset Value	4.39%	1.28%	1.08%	$11,113
Short-Term Treasury Index Fund ETF Shares Market Price	4.37	1.28	1.09	11,116
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	4.42	1.35	1.18	11,217
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index: Bloomberg Barclays U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index thereafter.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/28/2009)	Investment
Short-Term Treasury Index Fund Admiral Shares	4.34%	1.27%	1.14%	$11,160
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	4.42	1.35	1.24	11,265
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.96	14,566

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(8/23/2010)	Investment
Short-Term Treasury Index Fund Institutional Shares	4.40%	1.30%	1.02%	$5,478,424
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	4.42	1.35	1.08	5,510,301
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.41	6,768,289

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Treasury Index Fund ETF Shares Market Price	4.37%	6.56%	11.16%
Short-Term Treasury Index Fund ETF Shares Net Asset Value	4.39	6.57	11.13
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	4.42	6.93	12.17

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Short-Term Treasury Index Fund

Sector Diversification

As of August 31, 2019

U.S. Treasury	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Treasury Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	1.375%	9/15/20	28,652	28,540
United States Treasury Note/Bond	1.375%	9/30/20	133,176	132,593
United States Treasury Note/Bond	2.000%	9/30/20	65,904	66,058
United States Treasury Note/Bond	2.750%	9/30/20	100,600	101,637
United States Treasury Note/Bond	1.625%	10/15/20	120,518	120,348
United States Treasury Note/Bond	1.375%	10/31/20	92,048	91,659
United States Treasury Note/Bond	1.750%	10/31/20	151,590	151,590
United States Treasury Note/Bond	2.875%	10/31/20	38,500	38,993
United States Treasury Note/Bond	1.750%	11/15/20	23,780	23,791
United States Treasury Note/Bond	2.625%	11/15/20	66,063	66,775
United States Treasury Note/Bond	1.625%	11/30/20	132,115	131,991
United States Treasury Note/Bond	2.000%	11/30/20	54,623	54,819
United States Treasury Note/Bond	2.750%	11/30/20	80,380	81,410
United States Treasury Note/Bond	1.875%	12/15/20	57,258	57,392
United States Treasury Note/Bond	1.750%	12/31/20	164,026	164,154
United States Treasury Note/Bond	2.375%	12/31/20	51,273	51,738
United States Treasury Note/Bond	2.500%	12/31/20	109,500	110,663
United States Treasury Note/Bond	2.000%	1/15/21	115,838	116,363
United States Treasury Note/Bond	1.375%	1/31/21	97,771	97,389
United States Treasury Note/Bond	2.125%	1/31/21	58,346	58,729
United States Treasury Note/Bond	2.500%	1/31/21	71,100	71,911
United States Treasury Note/Bond	2.250%	2/15/21	66,911	67,496
United States Treasury Note/Bond	3.625%	2/15/21	51,391	52,853
United States Treasury Note/Bond	1.125%	2/28/21	48,036	47,683
United States Treasury Note/Bond	2.000%	2/28/21	31,617	31,795
United States Treasury Note/Bond	2.500%	2/28/21	104,000	105,332
United States Treasury Note/Bond	2.375%	3/15/21	84,518	85,482
United States Treasury Note/Bond	1.250%	3/31/21	148,822	147,986
United States Treasury Note/Bond	2.250%	3/31/21	177,660	179,408
United States Treasury Note/Bond	2.375%	4/15/21	80,112	81,089
United States Treasury Note/Bond	1.375%	4/30/21	169,731	169,122
United States Treasury Note/Bond	2.250%	4/30/21	100,820	101,891
United States Treasury Note/Bond	2.625%	5/15/21	101,610	103,372
United States Treasury Note/Bond	3.125%	5/15/21	39,192	40,196
United States Treasury Note/Bond	1.375%	5/31/21	36,203	36,078
United States Treasury Note/Bond	2.000%	5/31/21	29,251	29,461
United States Treasury Note/Bond	2.125%	5/31/21	70,000	70,645
United States Treasury Note/Bond	2.625%	6/15/21	131,825	134,256
United States Treasury Note/Bond	1.125%	6/30/21	21,172	21,003

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/21	35,000	35,044
United States Treasury Note/Bond	2.125%	6/30/21	154,731	156,303
United States Treasury Note/Bond	2.625%	7/15/21	57,060	58,174
United States Treasury Note/Bond	1.125%	7/31/21	137,810	136,712
United States Treasury Note/Bond	1.750%	7/31/21	35,000	35,148
United States Treasury Note/Bond	2.250%	7/31/21	63,288	64,128
United States Treasury Note/Bond	2.125%	8/15/21	98,779	99,874
United States Treasury Note/Bond	2.750%	8/15/21	75,000	76,734
United States Treasury Note/Bond	1.125%	8/31/21	123,713	122,747
United States Treasury Note/Bond	1.500%	8/31/21	85,000	84,986
United States Treasury Note/Bond	2.000%	8/31/21	61,394	61,960
United States Treasury Note/Bond	2.750%	9/15/21	82,896	84,955
United States Treasury Note/Bond	1.125%	9/30/21	82,589	81,918
United States Treasury Note/Bond	2.125%	9/30/21	47,600	48,187
United States Treasury Note/Bond	2.875%	10/15/21	100,000	102,828
United States Treasury Note/Bond	1.250%	10/31/21	196,245	195,172
United States Treasury Note/Bond	2.000%	10/31/21	113,120	114,286
United States Treasury Note/Bond	2.000%	11/15/21	25,763	26,045
United States Treasury Note/Bond	2.875%	11/15/21	142,880	147,099
United States Treasury Note/Bond	8.000%	11/15/21	20,840	23,718
United States Treasury Note/Bond	1.750%	11/30/21	28,142	28,300
United States Treasury Note/Bond	1.875%	11/30/21	90,865	91,632
United States Treasury Note/Bond	2.625%	12/15/21	172,865	177,294
United States Treasury Note/Bond	2.000%	12/31/21	69,455	70,258
United States Treasury Note/Bond	2.125%	12/31/21	104,860	106,384
United States Treasury Note/Bond	2.500%	1/15/22	88,430	90,503
United States Treasury Note/Bond	1.500%	1/31/22	75,000	75,047
United States Treasury Note/Bond	1.875%	1/31/22	79,032	79,748
United States Treasury Note/Bond	2.000%	2/15/22	31,394	31,796
United States Treasury Note/Bond	2.500%	2/15/22	111,755	114,496
United States Treasury Note/Bond	1.750%	2/28/22	95,148	95,803
United States Treasury Note/Bond	1.875%	2/28/22	101,369	102,366
United States Treasury Note/Bond	2.375%	3/15/22	90,500	92,579
United States Treasury Note/Bond	1.750%	3/31/22	80,037	80,637
United States Treasury Note/Bond	1.875%	3/31/22	146,073	147,579
United States Treasury Note/Bond	2.250%	4/15/22	78,590	80,186
United States Treasury Note/Bond	1.750%	4/30/22	43,467	43,806
United States Treasury Note/Bond	1.875%	4/30/22	156,603	158,266
United States Treasury Note/Bond	1.750%	5/15/22	36,300	36,584
United States Treasury Note/Bond	2.125%	5/15/22	127,365	129,594
United States Treasury Note/Bond	1.750%	5/31/22	165,831	167,126
United States Treasury Note/Bond	1.875%	5/31/22	17,075	17,275
United States Treasury Note/Bond	1.750%	6/15/22	134,540	135,696
United States Treasury Note/Bond	1.750%	6/30/22	57,684	58,189
United States Treasury Note/Bond	2.125%	6/30/22	37,359	38,071
United States Treasury Note/Bond	1.750%	7/15/22	95,000	95,816
United States Treasury Note/Bond	1.875%	7/31/22	135,000	136,646
United States Treasury Note/Bond	2.000%	7/31/22	126,575	128,632
United States Treasury Note/Bond	1.500%	8/15/22	125,000	125,254
United States Treasury Note/Bond	1.625%	8/15/22	25,000	25,141
United States Treasury Note/Bond	1.625%	8/31/22	25,000	25,137
Total U.S. Government and Agency Obligations (Cost $7,757,199)				7,865,550

Short-Term Treasury Index Fund

				Market
				Value•
		Coupon	Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1	Vanguard Market Liquidity Fund (Cost $30,012)	2.249%	300,088	30,012
Total Investments (99.9%) (Cost $7,787,211)				7,895,562
Other Assets and Liabilities (0.1%)
Other Assets				431,035
Liabilities				(422,727)
				8,308
Net Assets (100%)				7,903,870

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				7,865,550
Affiliated Issuers				30,012
Total Investments in Securities				7,895,562
Investment in Vanguard				364
Receivables for Investment Securities Sold				383,866
Receivables for Accrued Income				43,621
Receivables for Capital Shares Issued				3,184
Total Assets				8,326,597
Liabilities
Payables for Investment Securities Purchased				420,337
Payables for Capital Shares Redeemed				1,239
Payables for Distributions				872
Payables to Vanguard				279
Total Liabilities				422,727
Net Assets				7,903,870

At August 31, 2019, net assets consisted of:

				Amount
				($000)
Paid-in Capital				7,808,336
Total Distributable Earnings (Loss)				95,534
Net Assets				7,903,870

ETF Shares—Net Assets
Applicable to 87,274,989 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				5,333,847
Net Asset Value Per Share—ETF Shares				$61.12

Short-Term Treasury Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 78,433,645 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,596,243
Net Asset Value Per Share—Admiral Shares	$20.35

Institutional Shares—Net Assets
Applicable to 38,086,154 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	973,780
Net Asset Value Per Share—Institutional Shares	$25.57

•       See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	166,767
Total Income	166,767
Expenses
The Vanguard Group—Note B
Investment Advisory Services	253
Management and Administrative—ETF Shares	1,728
Management and Administrative—Admiral Shares	809
Management and Administrative—Institutional Shares	338
Marketing and Distribution—ETF Shares	259
Marketing and Distribution—Admiral Shares	87
Marketing and Distribution—Institutional Shares	29
Custodian Fees	14
Auditing Fees	48
Shareholders’ Reports—ETF Shares	113
Shareholders’ Reports—Admiral Shares	11
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	3
Total Expenses	3,693
Expenses Paid Indirectly	(15)
Net Expenses	3,678
Net Investment Income	163,089
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	6,115
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	142,644
Net Increase (Decrease) in Net Assets Resulting from Operations	311,848

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $503,000, ($3,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $12,577,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	163,089	51,477
Realized Net Gain (Loss)	6,115	(15,243)
Change in Unrealized Appreciation (Depreciation)	142,644	(31,545)
Net Increase (Decrease) in Net Assets Resulting from Operations	311,848	4,689
Distributions
Net Investment Income
ETF Shares	(107,243)	(31,980)
Admiral Shares	(31,993)	(10,944)
Institutional Shares	(18,801)	(5,259)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(158,037)	(48,183)
Capital Share Transactions
ETF Shares	2,148,726	1,277,956
Admiral Shares	637,339	431,785
Institutional Shares	447,152	304,396
Net Increase (Decrease) from Capital Share Transactions	3,233,217	2,014,137
Total Increase (Decrease)	3,387,028	1,970,643
Net Assets
Beginning of Period	4,516,842	2,546,199
End of Period	7,903,870	4,516,842

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$59.89	$60.86	$61.14	$61.03	$60.95
Investment Operations
Net Investment Income	1.430 [1]	.965 [1]	.614 [1]	.478	.351
Net Realized and Unrealized Gain (Loss) on Investments	1.165	(1.062)	(.311)	.118	.102
Total from Investment Operations	2.595	(.097)	.303	.596	.453
Distributions
Dividends from Net Investment Income	(1.365)	(.873)	(.573)	(.462)	(.340)
Distributions from Realized Capital Gains	—	—	(.010)	(.024)	(.033)
Total Distributions	(1.365)	(.873)	(.583)	(.486)	(.373)
Net Asset Value, End of Period	$61.12	$59.89	$60.86	$61.14	$61.03

Total Return	4.39%	-0.15%	0.50%	0.98%	0.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,334	$3,080	$1,832	$908	$635
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.37%	1.61%	1.01%	0.80%	0.59%
Portfolio Turnover Rate[2]	55%	67%	60%	73%	64%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.95	$20.29	$20.38	$20.35	$20.33
Investment Operations
Net Investment Income	.472 [1]	.324 [1]	.202 [1]	.158	.116
Net Realized and Unrealized Gain (Loss) on Investments	.384	(.358)	(.096)	.040	.031
Total from Investment Operations	.856	(.034)	.106	.198	.147
Distributions
Dividends from Net Investment Income	(.456)	(.306)	(.193)	(.160)	(.116)
Distributions from Realized Capital Gains	—	—	(.003)	(.008)	(.011)
Total Distributions	(.456)	(.306)	(.196)	(.168)	(.127)
Net Asset Value, End of Period	$20.35	$19.95	$20.29	$20.38	$20.35

Total Return[2]	4.34%	-0.16%	0.53%	0.98%	0.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,596	$929	$507	$364	$221
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.35%	1.61%	1.01%	0.80%	0.59%
Portfolio Turnover Rate[3]	55%	67%	60%	73%	64%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$25.06	$25.49	$25.60	$25.57	$25.54
Investment Operations
Net Investment Income	.598 [1]	.425 [1]	.260 [1]	.207	.156
Net Realized and Unrealized Gain (Loss) on Investments	.490	(.467)	(.117)	.042	.043
Total from Investment Operations	1.088	(.042)	.143	.249	.199
Distributions
Dividends from Net Investment Income	(.578)	(.388)	(.249)	(.209)	(.155)
Distributions from Realized Capital Gains	—	—	(.004)	(.010)	(.014)
Total Distributions	(.578)	(.388)	(.253)	(.219)	(.169)
Net Asset Value, End of Period	$25.57	$25.06	$25.49	$25.60	$25.57

Total Return	4.40%	-0.16%	0.56%	0.98%	0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$974	$508	$208	$92	$67
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.37%	1.63%	1.03%	0.82%	0.62%
Portfolio Turnover Rate[2]	55%	67%	60%	73%	64%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Short-Term Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $364,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $15,000 (an annual rate of 0.00% of average net assets).

D.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,865,550	—
Temporary Cash Investments	30,012	—	—
Total	30,012	7,865,550	—

Short-Term Treasury Index Fund

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	12,577
Total Distributable Earnings (Loss)	(12,577)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	11,231
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(23,001)
Net Unrealized Gains (Losses)	108,351

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,787,211
Gross Unrealized Appreciation	108,529
Gross Unrealized Depreciation	(178)
Net Unrealized Appreciation (Depreciation)	108,351

F.            During the year ended August 31, 2019, the fund purchased $9,453,893,000 of investment securities and sold $6,250,107,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,562,485,000 and $2,440,090,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $1,258,836,000 and $0, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Short-Term Treasury Index Fund

G.          Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	4,617,915	76,876	1,710,741	28,551
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,469,189)	(41,025)	(432,785)	(7,225)
Net Increase (Decrease)—ETF Shares	2,148,726	35,851	1,277,956	21,326
Admiral Shares
Issued	1,331,656	66,414	715,770	35,747
Issued in Lieu of Cash Distributions	23,999	1,193	8,265	413
Redeemed	(718,316)	(35,725)	(292,250)	(14,587)
Net Increase (Decrease)—Admiral Shares	637,339	31,882	431,785	21,573
Institutional Shares
Issued	756,162	30,031	377,989	15,046
Issued in Lieu of Cash Distributions	16,091	637	4,231	169
Redeemed	(325,101)	(12,864)	(77,824)	(3,081)
Net Increase (Decrease)—Institutional Shares	447,152	17,804	304,396	12,134

H.           Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Intermediate-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	9.84%	2.81%	3.22%	$13,640
Intermediate-Term Treasury Index Fund ETF Shares Market Price	9.86	2.80	3.23	13,644
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	9.81	2.88	3.32	13,761
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index: Bloomberg Barclays U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index thereafter.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/4/2010)	Investment
Intermediate-Term Treasury Index Fund Admiral Shares	9.83%	2.81%	2.86%	$12,915
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	9.81	2.88	2.95	13,020
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.51	13,680

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/19/2010)	Investment
Intermediate-Term Treasury Index Fund Institutional Shares	9.83%	2.83%	3.37%	$6,838,928
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	9.81	2.88	3.44	6,882,067
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	7,121,863

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Treasury Index Fund ETF Shares Market Price	9.86%	14.82%	36.44%
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	9.84	14.86	36.40
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	9.81	15.28	37.61

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Intermediate-Term Treasury Index Fund

Sector Diversification

As of August 31, 2019

U.S. Treasury	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Treasury Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	8.125%	5/15/21	720	798
United States Treasury Note/Bond	8.125%	8/15/21	245	276
United States Treasury Note/Bond	1.875%	7/31/22	5,045	5,107
United States Treasury Note/Bond	1.625%	8/15/22	32,772	32,956
United States Treasury Note/Bond	7.250%	8/15/22	9,525	11,106
United States Treasury Note/Bond	1.625%	8/31/22	41,710	41,938
United States Treasury Note/Bond	1.875%	8/31/22	43,582	44,140
United States Treasury Note/Bond	1.750%	9/30/22	26,750	27,005
United States Treasury Note/Bond	1.875%	9/30/22	45,452	46,063
United States Treasury Note/Bond	1.875%	10/31/22	19,810	20,082
United States Treasury Note/Bond	2.000%	10/31/22	45,065	45,846
United States Treasury Note/Bond	1.625%	11/15/22	68,581	68,999
United States Treasury Note/Bond	7.625%	11/15/22	2,075	2,473
United States Treasury Note/Bond	2.000%	11/30/22	154,949	157,709
United States Treasury Note/Bond	2.125%	12/31/22	62,548	63,966
United States Treasury Note/Bond	1.750%	1/31/23	53,066	53,630
United States Treasury Note/Bond	2.375%	1/31/23	33,680	34,733
United States Treasury Note/Bond	2.000%	2/15/23	40,368	41,150
United States Treasury Note/Bond	7.125%	2/15/23	2,968	3,532
United States Treasury Note/Bond	1.500%	2/28/23	114,507	114,812
United States Treasury Note/Bond	2.625%	2/28/23	48,500	50,470
United States Treasury Note/Bond	1.500%	3/31/23	48,045	48,180
United States Treasury Note/Bond	2.500%	3/31/23	24,000	24,900
United States Treasury Note/Bond	1.625%	4/30/23	41,430	41,721
United States Treasury Note/Bond	2.750%	4/30/23	20,000	20,938
United States Treasury Note/Bond	1.750%	5/15/23	84,815	85,823
United States Treasury Note/Bond	1.625%	5/31/23	36,775	37,039
United States Treasury Note/Bond	2.750%	5/31/23	71,015	74,422
United States Treasury Note/Bond	1.375%	6/30/23	129,190	128,947
United States Treasury Note/Bond	2.625%	6/30/23	25,960	27,120
United States Treasury Note/Bond	1.250%	7/31/23	42,645	42,358
United States Treasury Note/Bond	2.750%	7/31/23	45,075	47,329
United States Treasury Note/Bond	2.500%	8/15/23	50,545	52,638
United States Treasury Note/Bond	6.250%	8/15/23	10,525	12,469
United States Treasury Note/Bond	1.375%	8/31/23	36,915	36,857
United States Treasury Note/Bond	2.750%	8/31/23	57,434	60,377
United States Treasury Note/Bond	1.375%	9/30/23	94,020	93,873
United States Treasury Note/Bond	2.875%	9/30/23	45,870	48,508
United States Treasury Note/Bond	1.625%	10/31/23	50,095	50,510
United States Treasury Note/Bond	2.875%	10/31/23	77,730	82,273

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.750%	11/15/23	80,805	85,173
United States Treasury Note/Bond	2.125%	11/30/23	72,565	74,674
United States Treasury Note/Bond	2.875%	11/30/23	61,100	64,747
United States Treasury Note/Bond	2.250%	12/31/23	23,724	24,547
United States Treasury Note/Bond	2.625%	12/31/23	62,600	65,749
United States Treasury Note/Bond	2.250%	1/31/24	78,973	81,762
United States Treasury Note/Bond	2.500%	1/31/24	62,700	65,590
United States Treasury Note/Bond	2.750%	2/15/24	136,925	144,776
United States Treasury Note/Bond	2.125%	2/29/24	38,999	40,193
United States Treasury Note/Bond	2.375%	2/29/24	48,900	50,948
United States Treasury Note/Bond	2.125%	3/31/24	139,613	143,998
United States Treasury Note/Bond	2.000%	4/30/24	28,015	28,750
United States Treasury Note/Bond	2.250%	4/30/24	68,446	71,024
United States Treasury Note/Bond	2.500%	5/15/24	153,802	161,372
United States Treasury Note/Bond	2.000%	5/31/24	115,410	118,565
United States Treasury Note/Bond	1.750%	6/30/24	73,000	74,175
United States Treasury Note/Bond	2.000%	6/30/24	47,347	48,641
United States Treasury Note/Bond	1.750%	7/31/24	41,600	42,296
United States Treasury Note/Bond	2.125%	7/31/24	63,748	65,899
United States Treasury Note/Bond	2.375%	8/15/24	95,812	100,198
United States Treasury Note/Bond	1.250%	8/31/24	70,190	69,730
United States Treasury Note/Bond	1.875%	8/31/24	75,670	77,349
United States Treasury Note/Bond	2.125%	9/30/24	37,926	39,236
United States Treasury Note/Bond	2.250%	10/31/24	51,550	53,676
United States Treasury Note/Bond	2.250%	11/15/24	109,131	113,650
United States Treasury Note/Bond	7.500%	11/15/24	6,573	8,572
United States Treasury Note/Bond	2.125%	11/30/24	61,230	63,402
United States Treasury Note/Bond	2.250%	12/31/24	69,790	72,756
United States Treasury Note/Bond	2.500%	1/31/25	26,550	28,035
United States Treasury Note/Bond	2.000%	2/15/25	133,478	137,524
United States Treasury Note/Bond	7.625%	2/15/25	3,300	4,369
United States Treasury Note/Bond	2.750%	2/28/25	61,658	65,955
United States Treasury Note/Bond	2.625%	3/31/25	60,157	63,992
United States Treasury Note/Bond	2.875%	4/30/25	24,274	26,170
United States Treasury Note/Bond	2.125%	5/15/25	75,360	78,209
United States Treasury Note/Bond	2.875%	5/31/25	29,500	31,832
United States Treasury Note/Bond	2.750%	6/30/25	25,000	26,828
United States Treasury Note/Bond	2.875%	7/31/25	110,730	119,692
United States Treasury Note/Bond	2.000%	8/15/25	91,425	94,340
United States Treasury Note/Bond	6.875%	8/15/25	14,398	18,850
United States Treasury Note/Bond	2.750%	8/31/25	57,705	62,033
United States Treasury Note/Bond	3.000%	9/30/25	34,900	38,052
United States Treasury Note/Bond	3.000%	10/31/25	36,000	39,285
United States Treasury Note/Bond	2.250%	11/15/25	120,990	126,737
United States Treasury Note/Bond	2.875%	11/30/25	48,150	52,243
United States Treasury Note/Bond	2.625%	12/31/25	53,345	57,129
United States Treasury Note/Bond	2.625%	1/31/26	44,300	47,477
United States Treasury Note/Bond	1.625%	2/15/26	147,095	148,681
United States Treasury Note/Bond	6.000%	2/15/26	6,295	8,054
United States Treasury Note/Bond	2.500%	2/28/26	50,125	53,375
United States Treasury Note/Bond	2.250%	3/31/26	41,160	43,218
United States Treasury Note/Bond	2.375%	4/30/26	53,950	57,103
United States Treasury Note/Bond	1.625%	5/15/26	140,940	142,526
United States Treasury Note/Bond	2.125%	5/31/26	50,318	52,488
United States Treasury Note/Bond	1.875%	6/30/26	66,300	68,123
United States Treasury Note/Bond	1.875%	7/31/26	56,465	58,035

Intermediate-Term Treasury Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.500%	8/15/26	120,192	120,567
	United States Treasury Note/Bond	6.750%	8/15/26	5,954	8,038
	United States Treasury Note/Bond	1.375%	8/31/26	54,783	54,500
	United States Treasury Note/Bond	2.000%	11/15/26	117,650	122,081
	United States Treasury Note/Bond	6.500%	11/15/26	4,000	5,374
	United States Treasury Note/Bond	2.250%	2/15/27	106,480	112,452
	United States Treasury Note/Bond	6.625%	2/15/27	3,015	4,109
	United States Treasury Note/Bond	2.375%	5/15/27	107,565	114,725
	United States Treasury Note/Bond	2.250%	8/15/27	118,270	125,199
	United States Treasury Note/Bond	6.375%	8/15/27	3,000	4,101
	United States Treasury Note/Bond	2.250%	11/15/27	89,545	94,890
	United States Treasury Note/Bond	6.125%	11/15/27	7,800	10,597
	United States Treasury Note/Bond	2.750%	2/15/28	105,465	116,077
	United States Treasury Note/Bond	2.875%	5/15/28	107,057	119,151
	United States Treasury Note/Bond	2.875%	8/15/28	119,588	133,360
	United States Treasury Note/Bond	5.500%	8/15/28	8,322	11,112
	United States Treasury Note/Bond	3.125%	11/15/28	124,588	141,913
	United States Treasury Note/Bond	5.250%	11/15/28	15,100	19,963
	United States Treasury Note/Bond	2.625%	2/15/29	137,655	151,226
	United States Treasury Note/Bond	5.250%	2/15/29	11,762	15,649
	United States Treasury Note/Bond	2.375%	5/15/29	143,654	154,899
	United States Treasury Note/Bond	1.625%	8/15/29	50,000	50,578
	United States Treasury Note/Bond	6.125%	8/15/29	8,000	11,405
Total U.S. Government and Agency Obligations (Cost $7,048,152)					7,386,842

			Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
1	Vanguard Market Liquidity Fund (Cost $21,797)	2.249%	217,951		21,797
Total Investments (99.8%) (Cost $7,069,949)					7,408,639

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	332
Receivables for Investment Securities Sold	159,095
Receivables for Accrued Income	37,312
Receivables for Capital Shares Issued	9,524
Total Other Assets	206,263
Liabilities
Payables for Investment Securities Purchased	(186,195)
Payables for Capital Shares Redeemed	(5,533)
Payables for Distributions	(831)
Payables to Vanguard	(307)
Other Liabilities	(5)
Total Liabilities	(192,871)
Net Assets (100%)	7,422,031

Intermediate-Term Treasury Index Fund

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	7,097,338
Total Distributable Earnings (Loss)	324,693
Net Assets	7,422,031

ETF Shares—Net Assets
Applicable to 64,708,171 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,352,528
Net Asset Value Per Share—ETF Shares	$67.26

Admiral Shares—Net Assets
Applicable to 83,180,263 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,886,692
Net Asset Value Per Share—Admiral Shares	$22.68

Institutional Shares—Net Assets
Applicable to 42,020,014 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,182,811
Net Asset Value Per Share—Institutional Shares	$28.15

•    See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	136,535
Total Income	136,535
Expenses
The Vanguard Group—Note B
Investment Advisory Services	205
Management and Administrative—ETF Shares	1,114
Management and Administrative—Admiral Shares	860
Management and Administrative—Institutional Shares	276
Marketing and Distribution—ETF Shares	195
Marketing and Distribution—Admiral Shares	92
Marketing and Distribution—Institutional Shares	26
Custodian Fees	10
Auditing Fees	48
Shareholders’ Reports—ETF Shares	219
Shareholders’ Reports—Admiral Shares	13
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	2
Total Expenses	3,061
Expenses Paid Indirectly	(10)
Net Expenses	3,051
Net Investment Income	133,484
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	15,651
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	432,052
Net Increase (Decrease) in Net Assets Resulting from Operations	581,187

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $166,000, $1,000 and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $14,088,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	133,484	60,767
Realized Net Gain (Loss)	15,651	(20,311)
Change in Unrealized Appreciation (Depreciation)	432,052	(92,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	581,187	(51,821)
Distributions
Net Investment Income
ETF Shares	(80,241)	(32,737)
Admiral Shares	(34,323)	(18,863)
Institutional Shares	(15,996)	(6,253)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(130,560)	(57,853)
Capital Share Transactions
ETF Shares	1,395,386	1,410,372
Admiral Shares	667,745	267,460
Institutional Shares	735,266	66,033
Net Increase (Decrease) from Capital Share Transactions	2,798,397	1,743,865
Total Increase (Decrease)	3,249,024	1,634,191
Net Assets
Beginning of Period	4,173,007	2,538,816
End of Period	7,422,031	4,173,007

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$62.67	$65.29	$66.54	$64.80	$64.14
Investment Operations
Net Investment Income	1.515[1]	1.250[1]	1.043[1]	1.035	1.054
Net Realized and Unrealized Gain (Loss) on Investments	4.552	(2.691)	(1.201)	1.770	.649
Total from Investment Operations	6.067	(1.441)	(.158)	2.805	1.703
Distributions
Dividends from Net Investment Income	(1.477)	(1.179)	(1.011)	(1.038)	(1.043)
Distributions from Realized Capital Gains	—	—	(.081)	(.027)	—
Total Distributions	(1.477)	(1.179)	(1.092)	(1.065)	(1.043)
Net Asset Value, End of Period	$67.26	$62.67	$65.29	$66.54	$64.80

Total Return	9.84%	-2.21%	-0.21%	4.37%	2.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,353	$2,680	$1,329	$908	$360
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.36%	1.97%	1.61%	1.61%	1.67%
Portfolio Turnover Rate[2]	29%	31%	32%	37%	35%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.13	$22.03	$22.45	$21.86	$21.64
Investment Operations
Net Investment Income	.507[1]	.418[1]	.351[1]	.349	.355
Net Realized and Unrealized Gain (Loss) on Investments	1.540	(.911)	(.400)	.601	.220
Total from Investment Operations	2.047	(.493)	(.049)	.950	.575
Distributions
Dividends from Net Investment Income	(.497)	(.407)	(.344)	(.351)	(.355)
Distributions from Realized Capital Gains	—	—	(.027)	(.009)	—
Total Distributions	(.497)	(.407)	(.371)	(.360)	(.355)
Net Asset Value, End of Period	$22.68	$21.13	$22.03	$22.45	$21.86

Total Return[2]	9.83%	-2.24%	-0.19%	4.38%	2.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,887	$1,104	$874	$710	$358
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.34%	1.97%	1.61%	1.61%	1.67%
Portfolio Turnover Rate[3]	29%	31%	32%	37%	35%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.23	$27.33	$27.86	$27.12	$26.85
Investment Operations
Net Investment Income	.634[1]	.524[1]	.441[1]	.437	.447
Net Realized and Unrealized Gain (Loss) on Investments	1.908	(1.114)	(.507)	.752	.271
Total from Investment Operations	2.542	(.590)	(.066)	1.189	.718
Distributions
Dividends from Net Investment Income	(.622)	(.510)	(.430)	(.438)	(.448)
Distributions from Realized Capital Gains	—	—	(.034)	(.011)	—
Total Distributions	(.622)	(.510)	(.464)	(.449)	(.448)
Net Asset Value, End of Period	$28.15	$26.23	$27.33	$27.86	$27.12

Total Return	9.83%	-2.16%	-0.21%	4.42%	2.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,183	$390	$336	$272	$208
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.36%	1.99%	1.63%	1.63%	1.70%
Portfolio Turnover Rate[2]	29%	31%	32%	37%	35%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Intermediate-Term Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $332,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of 0.00% of average net assets).

D.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,386,842	—
Temporary Cash Investments	21,797	—	—
Total	21,797	7,386,842	—

Intermediate-Term Treasury Index Fund

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	14,088
Total Distributable Earnings (Loss)	(14,088)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,064
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(22,038)
Net Unrealized Gains (Losses)	338,690

* The fund used capital loss carryforwards of $1,563,000 to offset taxable gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,069,949
Gross Unrealized Appreciation	338,959
Gross Unrealized Depreciation	(269)
Net Unrealized Appreciation (Depreciation)	338,690

F.            During the year ended August 31, 2019, the fund purchased $5,017,171,000 of investment securities and sold $2,237,572,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,945,738,000 and $580,107,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $22,090,000 and $1,258,836,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Intermediate-Term Treasury Index Fund

G.          Capital share transactions for each class of shares were:

	Year Ended August 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,981,634	31,125	1,630,128	25,907
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(586,248)	(9,175)	(219,756)	(3,500)
Net Increase (Decrease)—ETF Shares	1,395,386	21,950	1,410,372	22,407
Admiral Shares
Issued	1,148,062	53,224	535,999	25,121
Issued in Lieu of Cash Distributions	28,925	1,333	16,263	764
Redeemed	(509,242)	(23,608)	(284,802)	(13,350)
Net Increase (Decrease)—Admiral Shares	667,745	30,949	267,460	12,535
Institutional Shares
Issued	849,876	31,471	169,266	6,444
Issued in Lieu of Cash Distributions	14,002	519	5,651	214
Redeemed	(128,612)	(4,827)	(108,884)	(4,081)
Net Increase (Decrease)—Institutional Shares	735,266	27,163	66,033	2,577

H.           Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Long-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Long-Term Treasury Index Fund ETF
Shares Net Asset Value	24.69%	6.86%	7.39%	$20,086
Long-Term Treasury Index Fund ETF
Shares Market Price	24.59	6.85	7.39	20,085
Spliced Bloomberg Barclays U.S.
Long Treasury Index	24.19	6.90	7.46	20,207
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Long Treasury Index: Bloomberg Barclays U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Long Treasury Bond Index thereafter.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/1/2010)	Investment
Long-Term Treasury Index Fund Admiral Shares	24.67%	6.85%	7.77%	$20,351
Spliced Bloomberg Barclays U.S. Long Treasury Index	24.19	6.90	7.83	20,474
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.82	14,280

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/30/2010)	Investment
Long-Term Treasury Index Fund Institutional Shares	24.71%	6.88%	7.02%	$9,262,618
Spliced Bloomberg Barclays U.S. Long Treasury Index	24.19	6.90	7.04	9,277,817
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.50	6,834,424

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Treasury Index Fund ETF Shares Market Price	24.59%	39.29%	100.85%
Long-Term Treasury Index Fund ETF Shares Net Asset Value	24.69	39.31	100.86
Spliced Bloomberg Barclays U.S. Long Treasury Index	24.19	39.61	102.07

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Long-Term Treasury Index Fund

Sector Diversification

As of August 31, 2019

U.S. Treasury	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Treasury Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	6.125%	8/15/29	2,512	3,580
United States Treasury Note/Bond	6.250%	5/15/30	13,743	20,155
United States Treasury Note/Bond	5.375%	2/15/31	24,270	34,046
United States Treasury Note/Bond	4.500%	2/15/36	29,992	42,176
United States Treasury Note/Bond	4.750%	2/15/37	9,565	13,989
United States Treasury Note/Bond	5.000%	5/15/37	11,142	16,774
United States Treasury Note/Bond	4.375%	2/15/38	11,947	16,929
United States Treasury Note/Bond	4.500%	5/15/38	13,135	18,923
United States Treasury Note/Bond	3.500%	2/15/39	27,850	35,713
United States Treasury Note/Bond	4.250%	5/15/39	20,607	29,046
United States Treasury Note/Bond	4.500%	8/15/39	23,394	34,045
United States Treasury Note/Bond	4.375%	11/15/39	24,830	35,646
United States Treasury Note/Bond	4.625%	2/15/40	35,704	52,920
United States Treasury Note/Bond	4.375%	5/15/40	32,075	46,208
United States Treasury Note/Bond	3.875%	8/15/40	33,767	45,749
United States Treasury Note/Bond	4.250%	11/15/40	33,087	47,050
United States Treasury Note/Bond	4.750%	2/15/41	35,723	54,126
United States Treasury Note/Bond	4.375%	5/15/41	27,743	40,202
United States Treasury Note/Bond	3.750%	8/15/41	30,947	41,362
United States Treasury Note/Bond	3.125%	11/15/41	26,849	32,852
United States Treasury Note/Bond	3.125%	2/15/42	33,554	41,103
United States Treasury Note/Bond	3.000%	5/15/42	29,668	35,644
United States Treasury Note/Bond	2.750%	8/15/42	49,579	57,256
United States Treasury Note/Bond	2.750%	11/15/42	55,292	63,853
United States Treasury Note/Bond	3.125%	2/15/43	55,797	68,457
United States Treasury Note/Bond	2.875%	5/15/43	78,008	92,074
United States Treasury Note/Bond	3.625%	8/15/43	64,639	85,758
United States Treasury Note/Bond	3.750%	11/15/43	77,967	105,535
United States Treasury Note/Bond	3.625%	2/15/44	77,600	103,244
United States Treasury Note/Bond	3.375%	5/15/44	80,473	103,194
United States Treasury Note/Bond	3.125%	8/15/44	79,754	98,397
United States Treasury Note/Bond	3.000%	11/15/44	81,205	98,258
United States Treasury Note/Bond	2.500%	2/15/45	76,915	85,363
United States Treasury Note/Bond	3.000%	5/15/45	78,354	95,028
United States Treasury Note/Bond	2.875%	8/15/45	77,582	92,141
United States Treasury Note/Bond	3.000%	11/15/45	82,213	99,953
United States Treasury Note/Bond	2.500%	2/15/46	62,587	69,539

Long-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.500%	5/15/46	78,227	86,979
United States Treasury Note/Bond	2.250%	8/15/46	69,931	74,072
United States Treasury Note/Bond	2.875%	11/15/46	73,314	87,484
United States Treasury Note/Bond	3.000%	2/15/47	72,432	88,560
United States Treasury Note/Bond	3.000%	5/15/47	77,134	94,308
United States Treasury Note/Bond	2.750%	8/15/47	73,510	85,903
United States Treasury Note/Bond	2.750%	11/15/47	73,640	86,147
United States Treasury Note/Bond	3.000%	2/15/48	77,840	95,427
United States Treasury Note/Bond	3.125%	5/15/48	82,578	103,636
United States Treasury Note/Bond	3.000%	8/15/48	92,242	113,327
United States Treasury Note/Bond	3.375%	11/15/48	95,734	125,950
United States Treasury Note/Bond	3.000%	2/15/49	95,259	117,362
United States Treasury Note/Bond	2.875%	5/15/49	98,099	118,240
United States Treasury Note/Bond	2.250%	8/15/49	35,730	38,002
Total U.S. Government and Agency Obligations (Cost $2,931,960)				3,371,685

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
1	Vanguard Market Liquidity Fund (Cost $25,690)	2.249%	256,875	25,690
Total Investments (100.3%) (Cost $2,957,650)				3,397,375

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	135
Receivables for Investment Securities Sold	25,664
Receivables for Accrued Income	15,191
Receivables for Capital Shares Issued	2,831
Total Other Assets	43,821
Liabilities
Payables for Investment Securities Purchased	(36,406)
Payables for Capital Shares Redeemed	(15,894)
Payables for Distributions	(309)
Payables to Vanguard	(207)
Total Liabilities	(52,816)
Net Assets (100%)	3,388,380

Long-Term Treasury Index Fund

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,984,344
Total Distributable Earnings (Loss)	404,036
Net Assets	3,388,380

ETF Shares—Net Assets
Applicable to 14,214,446 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,281,682
Net Asset Value Per Share—ETF Shares	$90.17

Admiral Shares—Net Assets
Applicable to 34,782,490 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,053,084
Net Asset Value Per Share—Admiral Shares	$30.28

Institutional Shares—Net Assets
Applicable to 27,416,138 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,053,614
Net Asset Value Per Share—Institutional Shares	$38.43

•     See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	61,856
Total Income	61,856
Expenses
The Vanguard Group—Note B
Investment Advisory Services	80
Management and Administrative—ETF Shares	302
Management and Administrative—Admiral Shares	387
Management and Administrative—Institutional Shares	249
Marketing and Distribution—ETF Shares	51
Marketing and Distribution—Admiral Shares	43
Marketing and Distribution—Institutional Shares	23
Custodian Fees	7
Auditing Fees	48
Shareholders’ Reports—ETF Shares	36
Shareholders’ Reports—Admiral Shares	13
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,240
Expenses Paid Indirectly	(7)
Net Expenses	1,233
Net Investment Income	60,623
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	34,967
Futures Contracts	—
Realized Net Gain (Loss)	34,967
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	508,164
Net Increase (Decrease) in Net Assets Resulting from Operations	603,754

1       Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $107,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2       Includes $ 41,232,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,623	40,724
Realized Net Gain (Loss)	34,967	(5,090)
Change in Unrealized Appreciation (Depreciation)	508,164	(69,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	603,754	(34,257)
Distributions
Net Investment Income
ETF Shares	(24,057)	(16,498)
Admiral Shares	(18,802)	(13,942)
Institutional Shares	(16,872)	(9,959)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(59,731)	(40,399)
Capital Share Transactions
ETF Shares	384,210	161,471
Admiral Shares	327,159	120,197
Institutional Shares	445,695	250,354
Net Increase (Decrease) from Capital Share Transactions	1,157,064	532,022
Total Increase (Decrease)	1,701,087	457,366
Net Assets
Beginning of Period	1,687,293	1,229,927
End of Period	3,388,380	1,687,293

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$74.33	$78.76	$85.64	$75.13	$73.93
Investment Operations
Net Investment Income	2.115[1]	2.050[1]	2.006[1]	2.021	2.073
Net Realized and Unrealized Gain (Loss) on Investments	15.798	(4.469)	(6.905)	10.511	1.206
Total from Investment Operations	17.913	(2.419)	(4.899)	12.532	3.279
Distributions
Dividends from Net Investment Income	(2.073)	(2.011)	(1.981)	(2.022)	(2.079)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.073)	(2.011)	(1.981)	(2.022)	(2.079)
Net Asset Value, End of Period	$90.17	$74.33	$78.76	$85.64	$75.13

Total Return	24.69%	-3.07%	-5.63%	16.96%	4.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,282	$676	$549	$578	$252
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.75%	2.73%	2.62%	2.58%	2.76%
Portfolio Turnover Rate[2]	16%	19%	19%	18%	24%

1  Calculated based on average shares outstanding.

2       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.95	$26.44	$28.75	$25.21	$24.81
Investment Operations
Net Investment Income	.706[1]	.690[1]	.676[1]	.679	.698
Net Realized and Unrealized Gain (Loss) on Investments	5.316	(1.501)	(2.319)	3.540	.399
Total from Investment Operations	6.022	(.811)	(1.643)	4.219	1.097
Distributions
Dividends from Net Investment Income	(.692)	(.679)	(.667)	(.679)	(.697)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.692)	(.679)	(.667)	(.679)	(.697)
Net Asset Value, End of Period	$30.28	$24.95	$26.44	$28.75	$25.21

Total Return[2]	24.67%	-3.06%	-5.62%	16.97%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,053	$559	$468	$374	$130
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.73%	2.73%	2.62%	2.58%	2.76%
Portfolio Turnover Rate[3]	16%	19%	19%	18%	24%

1       Calculated based on average shares outstanding.

2       Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.66	$33.56	$36.49	$32.00	$31.48
Investment Operations
Net Investment Income	.902[1]	.883[1]	.865[1]	.868	.896
Net Realized and Unrealized Gain (Loss) on Investments	6.753	(1.915)	(2.942)	4.492	.517
Total from Investment Operations	7.655	(1.032)	(2.077)	5.360	1.413
Distributions
Dividends from Net Investment Income	(.885)	(.868)	(.853)	(.870)	(.893)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.885)	(.868)	(.853)	(.870)	(.893)
Net Asset Value, End of Period	$38.43	$31.66	$33.56	$36.49	$32.00

Total Return	24.71%	-3.07%	-5.60%	16.99%	4.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,054	$452	$213	$138	$154
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.75%	2.75%	2.64%	2.60%	2.79%
Portfolio Turnover Rate[2]	16%	19%	19%	18%	24%

1       Calculated based on average shares outstanding.

2       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Treasury Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $135,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Treasury Index Fund

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,371,685	—
Temporary Cash Investments	25,690	—	—
Total	25,690	3,371,685	—

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	41,232
Total Distributable Earnings (Loss)	(41,232)

Long-Term Treasury Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,949
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(38,203)
Net Unrealized Gains (Losses)	439,725

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,957,650
Gross Unrealized Appreciation	439,837
Gross Unrealized Depreciation	(112)
Net Unrealized Appreciation (Depreciation)	439,725

F.   During the year ended August 31, 2019, the fund purchased $2,027,834,000 of investment securities and sold $871,784,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,063,806,000 and $509,033,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Treasury Index Fund

G.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	899,247	11,672	505,399	6,751
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(515,037)	(6,550)	(343,928)	(4,625)
Net Increase (Decrease)—ETF Shares	384,210	5,122	161,471	2,126
Admiral Shares
Issued	587,551	22,376	257,934	10,193
Issued in Lieu of Cash Distributions	15,716	605	11,605	461
Redeemed	(276,108)	(10,623)	(149,342)	(5,928)
Net Increase (Decrease)—Admiral Shares	327,159	12,358	120,197	4,726
Institutional Shares
Issued	576,383	17,077	325,625	10,272
Issued in Lieu of Cash Distributions	16,872	510	9,959	312
Redeemed	(147,560)	(4,447)	(85,230)	(2,666)
Net Increase (Decrease)—Institutional Shares	445,695	13,140	250,354	7,918

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	6.68%	2.61%	3.12%	$13,503
Short-Term Corporate Bond Index Fund ETF Shares Market Price	6.70	2.63	3.13	13,514
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	6.69	2.69	3.30	13,735
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund Admiral Shares	6.70%	2.62%	2.79%	$12,737
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	6.69	2.69	2.93	12,891
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.51	13,541

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund Institutional Shares	6.66%	2.63%	3.15%	$6,770,610
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	6.69	2.69	3.30	6,867,290
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	7,208,032

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares Market Price	6.70%	13.86%	35.14%
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	6.68	13.76	35.03
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	6.69	14.22	37.35

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Short-Term Corporate Bond Index Fund

Sector Diversification

As of August 31, 2019

Finance	41.2%
Industrial	53.7
Treasury/Agency	0.8
Utilities	4.2
Other	0.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.750%	7/31/21	141,631	142,229	0.5%
	United States Treasury Note/Bond	1.250%	8/31/24	64,000	63,580	0.2%
	U.S. Government Securities—Other †				44,882	0.1%
Total U.S. Government and Agency Obligations (Cost $249,713)					250,691	0.8%
Corporate Bonds
Finance
	Banking
	Banco Santander SA	2.706%–3.848%	4/11/22–6/27/24	67,765	69,534	0.2%
	Bank of America Corp.	3.004%	12/20/23	100,947	103,505	0.3%
	Bank of America Corp.	3.300%	1/11/23	68,725	71,426	0.2%
[2]	Bank of America Corp.	3.550%	3/5/24	60,175	62,859	0.2%
	Bank of America Corp.	4.125%	1/22/24	50,163	54,333	0.2%
[2]	Bank of America Corp.	2.369%	7/21/21	47,614	47,677	0.2%
[2]	Bank of America Corp.	2.151%–5.875%	10/19/20–3/15/25	386,292	397,128	1.3%
[2]	Bank of America NA	3.335%	1/25/23	395	405	0.0%
[2]	Citibank NA	2.125%–3.650%	10/20/20–1/23/24	131,881	134,801	0.4%
	Citigroup Inc.	2.900%	12/8/21	54,437	55,359	0.2%
	Citigroup Inc.	2.700%	3/30/21	44,085	44,512	0.1%
[2]	Citigroup Inc.	3.142%	1/24/23	43,350	44,236	0.1%
[2]	Citigroup Inc.	2.350%–4.500%	10/26/20–4/24/25	316,939	328,161	1.1%
	Deutsche Bank AG	4.250%	10/14/21	48,300	49,051	0.2%
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,617	72,992	0.2%
	Goldman Sachs Group Inc.	3.000%	4/26/22	54,089	54,770	0.2%
	Goldman Sachs Group Inc.	5.250%	7/27/21	49,147	51,931	0.2%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[2]	Goldman Sachs Group Inc.	2.876%	10/31/22	49,598	50,167	0.2%
[2]	Goldman Sachs Group Inc.	2.350%–4.000%	9/15/20–1/23/25	347,693	358,575	1.2%
	HSBC Holdings plc	2.650%	1/5/22	51,625	52,045	0.2%
[2]	HSBC Holdings plc	2.950%–5.100%	3/8/21–3/11/25	332,886	343,872	1.1%
	HSBC USA Inc.	3.500%–5.000%	9/27/20–6/23/24	25,404	26,444	0.1%
	JPMorgan Chase & Co.	2.295%	8/15/21	51,011	51,075	0.2%
[2]	JPMorgan Chase & Co.	3.220%	3/1/25	41,880	43,731	0.1%
	JPMorgan Chase & Co.	4.500%	1/24/22	41,053	43,407	0.1%
	JPMorgan Chase & Co.	3.200%	1/25/23	41,524	43,118	0.1%
[2]	JPMorgan Chase & Co.	2.400%–4.625%	10/15/20–12/5/24	554,994	574,487	1.9%
	Morgan Stanley	2.625%	11/17/21	54,681	55,234	0.2%
	Morgan Stanley	3.750%	2/25/23	46,374	48,777	0.2%
	Morgan Stanley	3.875%	4/29/24	44,048	47,288	0.2%
	Morgan Stanley	2.500%	4/21/21	46,696	46,983	0.2%
[2]	Morgan Stanley	3.737%	4/24/24	44,124	46,233	0.2%
	Morgan Stanley	5.500%	7/28/21	41,941	44,513	0.1%
[2]	Morgan Stanley	2.720%–5.750%	1/25/21–7/23/25	187,048	195,022	0.6%
	Royal Bank of Canada	2.350%	10/30/20	45,140	45,330	0.1%
	Santander Holdings USA Inc.	3.400%–4.450%	12/3/21–6/7/24	65,226	67,246	0.2%
[2]	Santander UK Group Holdings plc	2.875%–4.796%	10/16/20–11/15/24	91,910	93,385	0.3%
	Santander UK plc	2.125%–4.000%	11/3/20–6/18/24	75,389	77,072	0.3%
	Wells Fargo & Co.	3.069%	1/24/23	71,094	72,659	0.2%
	Wells Fargo & Co.	2.625%	7/22/22	56,389	57,291	0.2%
	Wells Fargo & Co.	2.100%–4.600%	12/7/20–1/24/24	294,851	302,915	1.0%
[2]	Wells Fargo Bank NA	2.600%–3.625%	1/15/21–8/14/23	134,304	137,578	0.5%
[3]	Banking—Other †				5,371,917	17.6%
	Brokerage †				271,446	0.9%
	Finance Companies
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	89,335	88,845	0.3%
	HSBC Finance Corp.	6.676%	1/15/21	70	74	0.0%
	Finance Companies—Other †				364,581	1.2%
	Insurance †				1,011,167	3.3%
	Other Finance †				10,486	0.0%
	Real Estate Investment Trusts †				779,193	2.6%
					12,464,836	40.9%
Industrial
[3]	Basic Industry †				728,183	2.4%
	Capital Goods
	General Electric Co.	2.700%	10/9/22	45,618	45,287	0.1%
	General Electric Co.	3.100%–5.300%	9/16/20–5/15/24	136,026	138,335	0.5%
[3]	Capital Goods—Other †				1,417,855	4.7%
	Communication
	Charter Communications
	Operating LLC /
	Charter Communications
	Operating Capital	4.464%	7/23/22	45,250	47,819	0.2%
	Comcast Corp.	3.700%	4/15/24	42,625	45,613	0.1%
	Verizon Communications Inc.	5.150%	9/15/23	57,071	64,077	0.2%
[3]	Communication—Other †				1,427,988	4.7%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclical
	Ford Motor Credit Co. LLC	2.343%–5.875%	11/2/20–3/18/24	310,624	316,401	1.0%
	General Motors Co.	4.875%	10/2/23	27,225	29,273	0.1%
	General Motors Financial Co. Inc.	2.450%–5.100%	11/6/20–4/13/24	299,243	307,882	1.0%
	Visa Inc.	2.200%	12/14/20	43,518	43,750	0.1%
	Walmart Inc.	2.850%	7/8/24	47,300	49,545	0.2%
	Consumer Cyclical—Other †				1,692,094	5.6%
	Consumer Noncyclical
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	42,165	43,884	0.1%
[3]	Bristol-Myers Squibb Co.	2.900%	7/26/24	51,250	53,141	0.2%
	CVS Health Corp.	3.700%	3/9/23	99,838	104,401	0.3%
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	51,789	51,949	0.2%
[3]	Consumer Noncyclical—Other †				4,105,680	13.5%
	Energy
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,533	7,642	0.0%
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	23,250	23,674	0.1%
	Occidental Petroleum Corp.	2.900%	8/15/24	44,900	45,216	0.2%
	Energy—Other †				2,257,436	7.4%
	Other Industrial †				14,172	0.0%
	Technology
	Apple Inc.	2.400%	5/3/23	69,250	70,661	0.2%
	Apple Inc.	3.450%	5/6/24	43,218	46,300	0.2%
	Apple Inc.	1.550%–3.000%	11/13/20–5/11/24	304,670	311,002	1.0%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	46,913	47,276	0.2%
[3]	Dell International LLC / EMC Corp.	4.420%	6/15/21	64,235	66,285	0.2%
[3]	Dell International LLC / EMC Corp.	5.450%	6/15/23	56,046	61,063	0.2%
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	45,389	46,044	0.1%
	International Business Machines Corp.	3.000%	5/15/24	53,700	55,826	0.2%
	International Business Machines Corp.	2.850%	5/13/22	53,675	54,912	0.2%
	Oracle Corp.	1.900%	9/15/21	59,886	59,834	0.2%
[3]	Technology—Other †				1,860,515	6.1%
	Transportation †				460,910	1.5%
					16,201,925	53.2%
Utilities
[3]	Electric †				1,176,812	3.8%
	Natural Gas †				83,576	0.3%
	Other Utility †				3,598	0.0%
					1,263,986	4.1%
Total Corporate Bonds (Cost $29,255,218)					29,930,747	98.2%

Short-Term Corporate Bond Index Fund

Market	Percentage
Value•	of Net
Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
[4]	Vanguard Market Liquidity Fund (Cost $123,900)	2.249%	1,238,876	123,900	0.4%
Total Investments (Cost $29,628,831)	30,305,338	99.4%

Amount
($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,416
Receivables for Investment Securities Sold	115,144
Receivables for Accrued Income	258,572
Receivables for Capital Shares Issued	15,269
Variation Margin Receivable—Futures Contracts	372
Total Other Assets	390,773	1.3%
Liabilities
Payables for Investment Securities Purchased	(189,845)
Payables for Capital Shares Redeemed	(10,383)
Payables for Distributions	(2,649)
Payables to Vanguard	(2,478)
Variation Margin Payable—Futures Contracts	(27)
Other Liabilities	(8,693)
Total Liabilities	(214,075)	(0.7%)
Net Assets	30,482,036	100.0%

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	29,846,636
Total Distributable Earnings (Loss)	635,400
Net Assets	30,482,036

ETF Shares—Net Assets
Applicable to 302,237,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	24,537,128
Net Asset Value Per Share—ETF Shares	$81.18

Admiral Shares—Net Assets
Applicable to 195,503,051 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,312,233
Net Asset Value Per Share—Admiral Shares	$22.06

Short-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 60,466,138 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,632,675
Net Asset Value Per Share—Institutional Shares	$27.00

•     See Note A in Notes to Financial Statements.

†    Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   Securities with a value of $3,264,000 have been segregated as initial margin for recently closed futures contracts.

2   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3   Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $506,588,000, representing 1.7% of net assets.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	835,636
Total Income	835,636
Expenses
The Vanguard Group—Note B
Investment Advisory Services	995
Management and Administrative—ETF Shares	8,565
Management and Administrative—Admiral Shares	2,240
Management and Administrative—Institutional Shares	693
Marketing and Distribution—ETF Shares	1,208
Marketing and Distribution—Admiral Shares	236
Marketing and Distribution—Institutional Shares	56
Custodian Fees	98
Auditing Fees	57
Shareholders’ Reports—ETF Shares	681
Shareholders’ Reports—Admiral Shares	33
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	12
Total Expenses	14,875
Expenses Paid Indirectly	(98)
Net Expenses	14,777
Net Investment Income	820,859
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(35,308)
Futures Contracts	(6,177)
Realized Net Gain (Loss)	(41,485)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,081,345
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	1,081,348
Net Increase (Decrease) in Net Assets Resulting from Operations	1,860,722

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,816,000, $35,000, and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes ($2,065,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	820,859	651,683
Realized Net Gain (Loss)	(41,485)	(71,361)
Change in Unrealized Appreciation (Depreciation)	1,081,348	(578,480)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,860,722	1,842
Distributions
Net Investment Income
ETF Shares	(652,259)	(518,779)
Admiral Shares	(110,299)	(85,686)
Institutional Shares	(46,783)	(40,252)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(809,341)	(644,717)
Capital Share Transactions
ETF Shares	2,170,231	1,169,464
Admiral Shares	640,603	437,240
Institutional Shares	(130,462)	230,307
Net Increase (Decrease) from Capital Share Transactions	2,680,372	1,837,011
Total Increase (Decrease)	3,731,753	1,194,136
Net Assets
Beginning of Period	26,750,283	25,556,147
End of Period	30,482,036	26,750,283

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$78.32		$80.25		$80.52		$79.33	$80.21
Investment Operations
Net Investment Income	2.311	1	1.950	1	1.768	1	1.661	1.504
Net Realized and Unrealized Gain (Loss) on Investments	2.826		(1.953)		(.317)		1.240	(.743)
Total from Investment Operations	5.137		(.003)		1.451		2.901	.761
Distributions
Dividends from Net Investment Income	(2.277)		(1.927)		(1.721)		(1.648)	(1.492)
Distributions from Realized Capital Gains	—		—		—		(.063)	(.149)
Total Distributions	(2.277)		(1.927)		(1.721)		(1.711)	(1.641)
Net Asset Value, End of Period	$81.18		$78.32		$80.25		$80.52	$79.33

Total Return	6.68%		0.01%		1.84%		3.71%	0.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,537		$21,511		$20,862		$14,121	$10,377
Ratio of Total Expenses to Average Net Assets	0.05%		0.07%		0.07%		0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.92%		2.48%		2.21%		2.11%	1.90%
Portfolio Turnover Rate[2]	51%		56%		66%		57%	62%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.28	$21.81	$21.89	$21.57	$21.81
Investment Operations
Net Investment Income	.625	1.532	1.481	1.451	.409
Net Realized and Unrealized Gain (Loss) on Investments	.777	(.531)	(.088)	.337	(.199)
Total from Investment Operations	1.402	.001	.393	.788	.210
Distributions
Dividends from Net Investment Income	(.622)	(.531)	(.473)	(.451)	(.410)
Distributions from Realized Capital Gains	—	—	—	(.017)	(.040)
Total Distributions	(.622)	(.531)	(.473)	(.468)	(.450)
Net Asset Value, End of Period	$22.06	$21.28	$21.81	$21.89	$21.57

Total Return[2]	6.70%	0.02%	1.83%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,312	$3,533	$3,180	$1,959	$1,222
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.90%	2.48%	2.21%	2.11%	1.90%
Portfolio Turnover Rate[3]	51%	56%	66%	57%	62%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.06	$26.70	$26.80	$26.41	$26.71
Investment Operations
Net Investment Income	.768	1.656	1.594	1.558	.509
Net Realized and Unrealized Gain (Loss) on Investments	.939	(.641)	(.111)	.413	(.249)
Total from Investment Operations	1.707	.015	.483	.971	.260
Distributions
Dividends from Net Investment Income	(.767)	(.655)	(.583)	(.560)	(.510)
Distributions from Realized Capital Gains	—	—	—	(.021)	(.050)
Total Distributions	(.767)	(.655)	(.583)	(.581)	(.560)
Net Asset Value, End of Period	$27.00	$26.06	$26.70	$26.80	$26.41

Total Return	6.66%	0.07%	1.84%	3.72%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,633	$1,706	$1,515	$1,020	$745
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.50%	2.23%	2.13%	1.93%
Portfolio Turnover Rate[2]	51%	56%	66%	57%	62%

1   Calculated based on average shares outstanding.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2019.

Short-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Short-Term Corporate Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,416,000, representing less than 0.01% of the fund’s net assets and 0.57% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $98,000 (an annual rate of 0.00% of average net assets).

D.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	250,691	—
Corporate Bonds	—	29,930,747	—
Temporary Cash Investments	123,900	—	—
Futures Contracts—Assets[1]	372	—	—
Futures Contracts—Liabilities[1]	(27)	—	—
Total	124,245	30,181,438	—

1   Represents variation margin on the last day of the reporting period for recently closed futures contracts.

E.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	(2,065)
Total Distributable Earnings (Loss)	2,065

Short-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and straddles and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	62,206
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(95,302)
Net Unrealized Gains (Losses)	673,388

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,631,950
Gross Unrealized Appreciation	681,555
Gross Unrealized Depreciation	(8,167)
Net Unrealized Appreciation (Depreciation)	673,388

F.            During the year ended August 31, 2019, the fund purchased $16,018,189,000 of investment securities and sold $13,586,498,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,520,758,000 and $5,345,872,000, respectively. Total purchases and sales include $6,905,839,000 and $4,818,469,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $5,114,117,000 and $641,159,000, respectively.

Short-Term Corporate Bond Index Fund

G.          Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	7,080,904	89,891	3,483,918	44,176
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,910,673)	(62,300)	(2,314,454)	(29,500)
Net Increase (Decrease)—ETF Shares	2,170,231	27,591	1,169,464	14,676
Admiral Shares
Issued	2,029,921	94,202	2,006,001	93,348
Issued in Lieu of Cash Distributions	89,673	4,161	69,123	3,230
Redeemed	(1,478,991)	(68,831)	(1,637,884)	(76,367)
Net Increase (Decrease)—Admiral Shares	640,603	29,532	437,240	20,211
Institutional Shares
Issued	306,982	11,638	506,657	19,295
Issued in Lieu of Cash Distributions	38,752	1,470	31,448	1,200
Redeemed	(476,196)	(18,126)	(307,798)	(11,728)
Net Increase (Decrease)—Institutional Shares	(130,462)	(5,018)	230,307	8,767

H.           Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	13.33%	4.56%	5.89%	$17,497
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	13.30	4.55	5.89	17,500
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	13.27	4.64	5.99	17,659
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index Fund Admiral Shares	13.02%	4.52%	5.79%	$17,076
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	13.27	4.64	5.89	17,224
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,269

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares	13.02%	4.53%	5.89%	$8,752,864
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	13.27	4.64	5.99	8,829,578
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	7,208,032

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	13.30%	24.91%	75.00%
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	13.33	25.00	74.97
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	13.27	25.43	76.59

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Sector Diversification

As of August 31, 2019

Finance	36.8%
Industrial	57.5
Treasury/Agency	0.2
Utilities	5.5

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
U.S. Government and Agency Obligations
U.S. Government Securities † (Cost $49,050)					49,148	0.2%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.419%	12/20/28	75,046	79,190	0.3%
1	Bank of America Corp.	4.271%	7/23/29	47,575	53,712	0.2%
	Bank of America Corp.	4.000%	1/22/25	48,730	52,059	0.2%
	Bank of America Corp.	3.500%	4/19/26	48,515	51,978	0.2%
1	Bank of America Corp.	3.705%	4/24/28	48,038	51,740	0.2%
1	Bank of America Corp.	3.093%–6.220%	1/22/24–7/23/30	502,234	539,151	2.1%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	27,595	36,771	0.2%
	Citigroup Inc.	3.200%	10/21/26	54,557	56,927	0.2%
	Citigroup Inc.	4.450%	9/29/27	49,150	54,331	0.2%
1	Citigroup Inc.	3.520%	10/27/28	46,975	49,754	0.2%
1	Citigroup Inc.	3.887%	1/10/28	45,782	49,683	0.2%
1	Citigroup Inc.	3.300%–6.625%	3/26/25–3/20/30	324,102	353,199	1.4%
	Goldman Sachs Group Inc.	3.850%	1/26/27	52,612	56,164	0.2%
1	Goldman Sachs Group Inc.	4.223%	5/1/29	46,895	51,949	0.2%
1	Goldman Sachs Group Inc.	3.691%	6/5/28	48,248	51,287	0.2%
1	Goldman Sachs Group Inc.	3.272%–5.950%	1/23/25–4/23/29	257,963	275,094	1.1%
1	HSBC Holdings plc	4.292%	9/12/26	48,313	51,978	0.2%
	HSBC Holdings plc	4.300%	3/8/26	47,179	51,366	0.2%
	HSBC Holdings plc	3.900%	5/25/26	46,984	50,192	0.2%
1	HSBC Holdings plc	3.973%–5.100%	4/5/21–5/22/30	152,305	164,562	0.6%
1	JPMorgan Chase & Co.	4.005%	4/23/29	45,900	51,044	0.2%
1	JPMorgan Chase & Co.	2.950%–4.452%	9/10/24–5/6/30	547,004	591,250	2.3%
	Morgan Stanley	3.625%	1/20/27	50,200	53,692	0.2%
1	Morgan Stanley	4.431%	1/23/30	46,620	53,220	0.2%

Intermediate-Term Corporate Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
	Morgan Stanley	3.125%	7/27/26	49,848	51,724	0.2%
1	Morgan Stanley	3.591%	7/22/28	48,257	51,433	0.2%
	Morgan Stanley	4.000%	7/23/25	47,231	51,214	0.2%
	Morgan Stanley	3.700%	10/23/24	47,642	50,843	0.2%
1	Morgan Stanley	3.772%–6.250%	4/29/24–1/24/29	175,124	192,968	0.8%
	Wachovia Corp.	6.605%–7.574%	10/1/25–8/1/26	3,209	4,085	0.0%
	Wells Fargo & Co.	3.000%	10/23/26	57,535	59,693	0.2%
	Wells Fargo & Co.	3.000%	4/22/26	55,181	57,200	0.2%
1	Wells Fargo & Co.	3.000%–4.300%	9/9/24–1/24/29	300,080	321,171	1.2%
2	Banking—Other †				2,772,535	10.7%
	Brokerage †				368,750	1.4%
	Finance Companies †				189,033	0.7%
	Insurance
	Aetna Inc.	3.500%	11/15/24	6,400	6,677	0.0%
	Insurance—Other †				1,068,384	4.1%
	Other Finance †				17,301	0.1%
	Real Estate Investment Trusts †				1,236,417	4.8%
					9,429,721	36.4%
Industrial
2	Basic Industry †				701,389	2.7%
	Capital Goods
	United Technologies Corp.	4.125%	11/16/28	49,442	56,524	0.2%
2	Capital Goods—Other †				1,264,312	4.9%
	Communication
	AT&T Inc.	3.400%	5/15/25	69,891	73,416	0.3%
	AT&T Inc.	4.350%	3/1/29	54,855	61,345	0.2%
	AT&T Inc.	2.950%–4.250%	1/15/25–2/15/28	177,659	191,432	0.8%
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	53,594	59,228	0.2%
	Comcast Corp.	4.150%	10/15/28	70,295	79,766	0.3%
	Comcast Corp.	2.350%–3.950%	2/15/25–5/1/28	187,395	198,851	0.8%
	TCI Communications Inc.	7.125%–7.875%	2/15/26–2/15/28	6,427	8,492	0.0%
	Verizon Communications Inc.	4.329%	9/21/28	77,463	88,997	0.4%
	Vodafone Group plc	4.375%	5/30/28	44,265	49,663	0.2%
2	Communication—Other †				983,468	3.8%
	Consumer Cyclical
	Visa Inc.	3.150%	12/14/25	59,410	63,565	0.3%
	Consumer Cyclical—Other †	1,815,605	7.0%
	Consumer Noncyclical
	AbbVie Inc.	3.600%	5/14/25	62,596	65,386	0.2%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	73,119	78,591	0.3%
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	67,717	78,989	0.3%
	BAT Capital Corp.	3.557%	8/15/27	56,271	57,678	0.2%
2	Bristol-Myers Squibb Co.	3.400%	7/26/29	62,925	67,974	0.3%
	Cigna Corp.	4.375%	10/15/28	48,350	53,803	0.2%
	CVS Health Corp.	4.300%	3/25/28	132,252	144,021	0.6%
	CVS Health Corp.	4.100%	3/25/25	74,661	79,886	0.3%
	CVS Health Corp.	2.875%–6.250%	7/20/25–8/15/29	115,316	118,920	0.5%
2	Consumer Noncyclical—Other †				3,194,537	12.3%

Intermediate-Term Corporate Bond Index Fund

		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets
[2]	Energy †				2,160,721	8.4%
	Other Industrial †				60,102	0.2%
	Technology
	Apple Inc.	3.250%	2/23/26	50,871	54,490	0.2%
	Apple Inc.	3.200%	5/11/27	46,984	50,252	0.2%
	Apple Inc.	2.450%–3.450%	5/6/24–11/13/27	198,120	208,096	0.8%
	Broadcom Corp. /
	Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	67,841	67,819	0.3%
[2]	Dell International LLC /
	EMC Corp.	6.020%	6/15/26	66,846	75,388	0.3%
	Fiserv Inc.	3.500%	7/1/29	47,617	50,619	0.2%
	International Business
	Machines Corp.	3.500%	5/15/29	54,375	59,052	0.2%
	International Business
	Machines Corp.	3.300%	5/15/26	47,600	50,505	0.2%
	Microsoft Corp.	3.300%	2/6/27	61,579	67,334	0.3%
	Microsoft Corp.	2.400%	8/8/26	63,133	65,273	0.2%
	Microsoft Corp.	3.125%	11/3/25	53,418	57,257	0.2%
[2,3]	Technology—Other †				1,503,702	5.8%
	Transportation †				568,962	2.2%
					14,735,410	57.0%
Utilities
[2]	Electric †				1,266,760	4.9%
	Natural Gas †				101,176	0.4%
	Other Utility †				43,922	0.2%
					1,411,858	5.5%
Total Corporate Bonds (Cost $24,076,792)					25,576,989	98.9%

				Shares
Temporary Cash Investment
Money Market Fund
[4]	Vanguard Market Liquidity Fund
	(Cost $187,490)	2.249%		1,874,722	187,491	0.7%
Total Investments (Cost $24,313,332)					25,813,628	99.8%

Intermediate-Term Corporate Bond Index Fund

	Amount ($000)	Percentage of Net Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,217
Receivables for Investment Securities Sold	273,749
Receivables for Accrued Income	248,978
Receivables for Capital Shares Issued	2,390
Variation Margin Receivable—Futures Contracts	250
Other Assets	3,987
Total Other Assets	530,571	2.0%
Liabilities
Payables for Investment Securities Purchased	(473,676)
Payables for Capital Shares Redeemed	(1,108)
Payables for Distributions	(1,190)
Payables to Vanguard	(1,420)
Variation Margin Payable—Futures Contracts	(132)
Total Liabilities	(477,526)	(1.8%)
Net Assets	25,866,673	100.0%

At August 31, 2019, net assets consisted of:

Amount ($000)
Paid-in Capital	24,422,671
Total Distributable Earnings (Loss)	1,444,002
Net Assets	25,866,673

ETF Shares–Net Assets
Applicable to 262,262,755 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	24,080,349
Net Asset Value Per Share—ETF Shares	$91.82

Admiral Shares—Net Assets
Applicable to 55,877,817 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,380,796
Net Asset Value Per Share–Admiral Shares	$24.71

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares–Net Assets
Applicable to 13,281,191 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	405,528
Net Asset Value Per Share–Institutional Shares	$30.53

•   See Note A in Notes to Financial Statements.

†  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1       The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2       Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $594,347,000, representing 2.3% of net assets.

3       Securities with a value of $964,000 have been segregated as initial margin for open futures contracts.

4       Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2019	500	72,219	300

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	851,315
Total Income	851,315
Expenses
The Vanguard Group—Note B
Investment Advisory Services	816
Management and Administrative—ETF Shares	7,915
Management and Administrative—Admiral Shares	674
Management and Administrative—Institutional Shares	176
Marketing and Distribution—ETF Shares	1,202
Marketing and Distribution—Admiral Shares	72
Marketing and Distribution—Institutional Shares	15
Custodian Fees	63
Auditing Fees	55
Shareholders’ Reports—ETF Shares	680
Shareholders’ Reports—Admiral Shares	11
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	10
Total Expenses	11,689
Expenses Paid Indirectly	(53)
Net Expenses	11,636
Net Investment Income	839,679
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	177,577
Futures Contracts	343
Realized Net Gain (Loss)	177,920
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,046,010
Futures Contracts	300
Change in Unrealized Appreciation (Depreciation)	2,046,310
Net Increase (Decrease) in Net Assets Resulting from Operations	3,063,909

1       Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,706,000, $34,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.

2       Includes $187,994,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	839,679	689,440
Realized Net Gain (Loss)	177,920	(99,090)
Change in Unrealized Appreciation (Depreciation)	2,046,310	(927,990)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,063,909	(337,640)
Distributions
Net Investment Income
ETF Shares	(771,952)	(621,479)
Admiral Shares	(41,575)	(36,906)
Institutional Shares	(14,888)	(20,134)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(828,415)	(678,519)
Capital Share Transactions
ETF Shares	2,686,065	3,530,037
Admiral Shares	197,830	117,812
Institutional Shares	(121,914)	(47,827)
Net Increase (Decrease) from Capital Share Transactions	2,761,981	3,600,022
Total Increase (Decrease)	4,997,475	2,583,863
Net Assets
Beginning of Period	20,869,198	18,285,335
End of Period	25,866,673	20,869,198

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$84.02	$88.35	$89.47	$84.39	$86.98
Investment Operations
Net Investment Income	3.132[1]	2.935[1]	2.869[1]	2.831	2.767
Net Realized and Unrealized Gain (Loss) on Investments	7.768	(4.362)	(1.184)	5.083	(2.473)
Total from Investment Operations	10.900	(1.427)	1.685	7.914	.294
Distributions
Dividends from Net Investment Income	(3.100)	(2.903)	(2.805)	(2.834)	(2.754)
Distributions from Realized Capital Gains	—	—	—	—	(.130)
Total Distributions	(3.100)	(2.903)	(2.805)	(2.834)	(2.884)
Net Asset Value, End of Period	$91.82	$84.02	$88.35	$89.47	$84.39

Total Return	13.33%	-1.62%	1.98%	9.58%	0.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,080	$19,302	$16,699	$10,048	$5,393
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.65%	3.44%	3.30%	3.34%	3.25%
Portfolio Turnover Rate[2]	59%	65%	65%	71%	56%

1       Calculated based on average shares outstanding.

2       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.61	$23.78	$24.08	$22.71	$23.40
Investment Operations
Net Investment Income	.839[1]	.792[1]	.774[1]	.764	.745
Net Realized and Unrealized Gain (Loss) on Investments	2.097	(1.175)	(.318)	1.371	(.654)
Total from Investment Operations	2.936	(.383)	.456	2.135	.091
Distributions
Dividends from Net Investment Income	(.836)	(.787)	(.756)	(.765)	(.746)
Distributions from Realized Capital Gains	—	—	—	—	(.035)
Total Distributions	(.836)	(.787)	(.756)	(.765)	(.781)
Net Asset Value, End of Period	$24.71	$22.61	$23.78	$24.08	$22.71

Total Return[2]	13.30%	-1.61%	1.99%	9.57%	0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,381	$1,076	$1,014	$700	$423
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.63%	3.44%	3.30%	3.34%	3.25%
Portfolio Turnover Rate[3]	59%	65%	65%	71%	56%

1       Calculated based on average shares outstanding.

2       Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.94	$29.38	$29.75	$28.06	$28.92
Investment Operations
Net Investment Income	1.044[1]	.983[1]	.962[1]	.949	.931
Net Realized and Unrealized Gain (Loss) on Investments	2.584	(1.446)	(.392)	1.690	(.816)
Total from Investment Operations	3.628	(.463)	.570	2.639	.115
Distributions
Dividends from Net Investment Income	(1.038)	(.977)	(.940)	(.949)	(.932)
Distributions from Realized Capital Gains	—	—	—	—	(.043)
Total Distributions	(1.038)	(.977)	(.940)	(.949)	(.975)
Net Asset Value, End of Period	$30.53	$27.94	$29.38	$29.75	$28.06

Total Return[2]	13.30%	-1.57%	2.01%	9.58%	0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$406	$492	$572	$387	$338
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.65%	3.46%	3.32%	3.36%	3.28%
Portfolio Turnover Rate[3]	59%	65%	65%	71%	56%

1       Calculated based on average shares outstanding.

2       Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3       Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets based on the average of the notional amounts at each quarter-end during the period.

Intermediate-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Intermediate-Term Corporate Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $1,217,000, representing less than 0.01% of the fund’s net assets and 0.49% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2019, custodian fee offset arrangements reduced the fund’s expenses by $53,000 (an annual rate of 0.00% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	49,148	—
Corporate Bonds	—	25,576,989	—
Temporary Cash Investments	187,491	—	—
Futures Contracts—Assets[1]	250	—	—
Futures Contracts—Liabilities[1]	(132)	—	—
Total	187,609	25,626,137	—

1   Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	187,994
Total Distributable Earnings (Loss)	(187,994)

Intermediate-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	69,096
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(119,622)
Net Unrealized Gains (Losses)	1,497,034

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	24,316,594
Gross Unrealized Appreciation	1,505,027
Gross Unrealized Depreciation	(7,993)
Net Unrealized Appreciation (Depreciation)	1,497,034

F.  During the year ended August 31, 2019, the fund purchased $15,391,595,000 of investment securities and sold $12,683,214,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,243,255,000 and $6,255,573,000, respectively. Total purchases and sales include $8,097,170,000 and $5,495,744,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $1,342,158,000 and $5,362,335,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Intermediate-Term Corporate Bond Index Fund

G.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019	2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	8,279,726	96,725	4,970,461	57,724
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,593,661)	(64,200)	(1,440,424)	(17,000)
Net Increase (Decrease)—ETF Shares	2,686,065	32,525	3,530,037	40,724
Admiral Shares
Issued[1]	434,667	18,688	438,358	18,901
Issued in Lieu of Cash Distributions	33,922	1,463	30,536	1,331
Redeemed	(270,759)	(11,844)	(351,082)	(15,292)
Net Increase (Decrease)—Admiral Shares	197,830	8,307	117,812	4,940
Institutional Shares
Issued[1]	31,972	1,136	170,333	5,907
Issued in Lieu of Cash Distributions	8,178	286	12,904	454
Redeemed	(162,064)	(5,745)	(231,064)	(8,230)
Net Increase (Decrease)—Institutional Shares	(121,914)	(4,323)	(47,827)	(1,869)

1 Includes purchase fees for fiscal 2019 and 2018 of $1,145,000 and $1,706,000, respectively (fund totals).

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	21.60%	6.68%	8.19%	$21,592
Long-Term Corporate Bond Index Fund ETF Shares Market Price	21.30	6.64	8.17	21,549
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	21.07	6.63	8.16	21,536
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Bloomberg Barclays U.S. 10+ Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund Admiral Shares	20.42%	6.48%	8.12%	$21,178
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	21.07	6.63	8.21	21,349
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.86	14,390

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund Institutional Shares	20.37%	6.49%	8.11%	$10,721,296
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	21.07	6.63	8.16	10,767,848
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	7,208,032

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares Market Price	21.30%	37.92%	115.49%
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	21.60	38.18	115.92
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	21.07	37.82	115.36

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Sector Diversification

As of August 31, 2019

Finance	16.9%
Industrial	70.3
Treasury/Agency	0.4
Utilities	12.2
Other	0.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.875%	5/15/49	9,577	11,543	0.2%
	U.S. Government Securities—Other †				8,285	0.2%
Total U.S. Government and Agency Obligations (Cost $19,760)					19,828	0.4%
Corporate Bonds
Finance
	Banking
[1]	Bank of America Corp.	4.330%	3/15/50	7,355	8,953	0.2%
[1]	Bank of America Corp.	3.946%–7.750%	1/29/37–1/23/49	36,992	47,664	1.0%
	Bank of America NA	6.000%	10/15/36	3,157	4,423	0.1%
	Goldman Sachs Capital I	6.345%	2/15/34	2,822	3,676	0.1%
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,351	18,311	0.4%
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,642	9,428	0.2%
[1]	Goldman Sachs Group Inc.	4.017%–6.450%	2/15/33–10/21/45	27,134	32,589	0.7%
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	7,560	8,725	0.2%
[1]	JPMorgan Chase & Co.	3.882%–8.750%	9/1/30–1/23/49	46,562	59,524	1.2%
	Wachovia Corp.	5.500%–7.500%	4/15/35–8/1/35	3,128	4,091	0.1%
	Wells Fargo & Co.	3.900%–5.606%	2/7/35–12/7/46	32,920	41,089	0.8%
	Wells Fargo Bank NA	5.850%–6.600%	8/26/36–1/15/38	8,601	12,100	0.2%
[1]	Wells Fargo Capital X	5.950%	12/1/86	1,650	2,054	0.0%
	Banking—Other †				170,715	3.5%
	Brokerage †				21,488	0.4%
	Finance Companies
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	26,779	27,166	0.6%
	Finance Companies—Other †				929	0.0%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Insurance
	Aetna Inc.	3.875%–6.750%	6/15/36–8/15/47	7,726	8,946	0.2%
	Berkshire Hathaway Finance Corp.	4.200%–5.750%	1/15/40–1/15/49	17,540	21,674	0.5%
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,511	1,863	0.0%
	UnitedHealth Group Inc.	3.500%–6.875%	7/15/35–8/15/59	43,818	53,209	1.1%
	Insurance—Other †				214,210	4.4%
	Real Estate Investment Trusts †				44,529	0.9%
					817,356	16.8%
Industrial
	Basic Industry
	Lubrizol Corp.	6.500%	10/1/34	658	959	0.0%
2	Basic Industry—Other †				197,441	4.1%
	Capital Goods
	General Electric Co.	5.875%	1/14/38	7,784	8,969	0.2%
	General Electric Co.	6.750%	3/15/32	7,209	8,875	0.2%
	General Electric Co.	4.125%–6.875%	8/7/37–3/11/44	15,608	17,069	0.3%
	Precision Castparts Corp.	3.900%–4.375%	1/15/43–6/15/45	2,767	3,309	0.1%
	United Technologies Corp.	4.500%	6/1/42	9,255	11,148	0.2%
3	Capital Goods—Other †				204,393	4.2%
	Communication
	AT&T Corp.	8.750%	11/15/31	822	1,181	0.0%
	AT&T Inc.	4.500%	3/9/48	8,940	9,764	0.2%
	AT&T Inc.	5.250%	3/1/37	8,027	9,541	0.2%
	AT&T Inc.	4.300%–6.550%	2/15/30–8/15/58	103,439	119,357	2.5%
	British Telecommunications plc	9.625%	12/15/30	6,060	9,296	0.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	8,353	10,337	0.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%–6.834%	10/23/35–10/23/55	23,254	26,853	0.6%
	Comcast Corp.	4.700%	10/15/48	9,531	11,903	0.2%
	Comcast Corp.	4.600%	10/15/38	8,464	10,254	0.2%
	Comcast Corp.	3.200%–7.050%	10/15/30–10/15/58	66,204	80,371	1.6%
	Deutsche Telekom International Finance BV	8.750%	6/15/30	9,519	14,204	0.3%
	NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	6,869	9,054	0.2%
	New Cingular Wireless Services Inc.	8.750%	3/1/31	425	611	0.0%
	Orange SA	9.000%	3/1/31	6,660	10,469	0.2%
	Time Warner Cable LLC	4.500%–7.300%	5/1/37–9/15/42	19,720	22,826	0.5%
	Time Warner Entertainment Co. LP	8.375%	7/15/33	2,378	3,335	0.1%
	Verizon Communications Inc.	4.862%	8/21/46	11,120	13,855	0.3%
2	Verizon Communications Inc.	4.016%	12/3/29	11,327	12,798	0.3%
	Verizon Communications Inc.	4.522%	9/15/48	9,689	11,669	0.2%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Verizon Communications Inc.	5.012%	4/15/49	8,119	10,374	0.2%
	Verizon Communications Inc.	4.672%	3/15/55	7,679	9,397	0.2%
	Verizon Communications Inc.	4.272%	1/15/36	7,942	9,119	0.2%
	Verizon Communications Inc.	5.250%	3/16/37	6,680	8,467	0.2%
	Verizon Communications Inc.	3.850%–6.550%	8/10/33–8/21/54	37,982	45,844	0.9%
	Vodafone Group plc	5.250%	5/30/48	7,700	9,234	0.2%
2	Communication—Other †				209,317	4.3%
	Consumer Cyclical
	Amazon.com Inc.	4.050%	8/22/47	7,810	9,544	0.2%
	Amazon.com Inc.	4.250%	8/22/57	7,132	9,137	0.2%
	Home Depot Inc.	5.875%	12/16/36	7,331	10,348	0.2%
	Visa Inc.	4.300%	12/14/45	8,937	11,359	0.2%
	Walmart Inc.	4.050%	6/29/48	8,008	9,967	0.2%
	Consumer Cyclical—Other †				234,174	4.8%
	Consumer Noncyclical
	Abbott Laboratories	4.900%	11/30/46	8,185	10,862	0.2%
	Amgen Inc.	4.663%	6/15/51	8,748	10,410	0.2%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	14,330	16,696	0.3%
	Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	25,643	30,655	0.6%
	Anheuser-Busch InBev Finance Inc.	4.000%–4.900%	2/1/36–2/1/46	6,856	7,838	0.2%
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	8,095	10,610	0.2%
	Anheuser-Busch InBev Worldwide Inc.	3.750%–8.200%	1/23/31–1/23/59	40,310	48,881	1.0%
	AstraZeneca plc	6.450%	9/15/37	6,573	9,394	0.2%
2	Bristol-Myers Squibb Co.	4.250%	10/26/49	7,600	9,093	0.2%
	CVS Health Corp.	5.050%	3/25/48	18,730	21,899	0.5%
	CVS Health Corp.	4.780%	3/25/38	12,118	13,580	0.3%
	CVS Health Corp.	5.125%	7/20/45	8,324	9,674	0.2%
	CVS Health Corp.	4.875%–6.125%	7/20/35–12/5/43	6,473	7,634	0.2%
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,757	9,876	0.2%

2	Consumer Noncyclical—Other †				679,472	13.9%
	Energy
	Baker Hughes, a GE Co. LLC	5.125%	9/15/40	2,425	2,726	0.1%
	Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,480	3,412	0.1%

	ConocoPhillips	6.500%	2/1/39	7,080	10,349	0.2%
	Shell International Finance BV	4.375%	5/11/45	7,403	9,064	0.2%
	Shell International Finance BV	6.375%	12/15/38	6,050	8,934	0.1%
	Energy—Other †				479,479	9.8%
	Other Industrial †				28,176	0.6%
	Technology
	Apple Inc.	4.650%	2/23/46	9,619	12,279	0.3%
	Apple Inc.	3.850%	5/4/43	8,400	9,584	0.2%
	Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	27,030	31,517	0.6%
	International Business Machines Corp.	4.250%	5/15/49	8,676	10,119	0.2%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Microsoft Corp.	3.700%	8/8/46	9,411	11,088	0.2%
	Microsoft Corp.	4.450%	11/3/45	8,175	10,634	0.2%
	Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	58,895	72,397	1.5%
	Oracle Corp.	4.000%	7/15/46	7,599	8,605	0.2%
	Oracle Corp.	3.250%–6.125%	5/15/30–5/15/55	41,706	49,895	1.0%
2	Technology—Other †				130,020	2.7%
	Transportation
	Burlington Northern Santa Fe LLC	3.550%–6.200%	8/15/36–2/15/50	32,049	39,514	0.8%

	Transportation—Other †				138,314	2.9%
					3,388,802	69.6%
Utilities
	Electric
	Berkshire Hathaway Energy Co.	3.800%–6.125%	4/1/36–1/15/49	13,984	17,981	0.4%
	Duke Energy Carolinas LLC	3.200%–6.450%	10/15/32–8/15/49	14,930	18,218	0.4%
	Duke Energy Corp.	3.750%–4.800%	12/15/45–6/15/49	4,900	5,519	0.1%
	Duke Energy Florida LLC	3.400%–6.400%	9/15/37–7/15/48	7,634	9,997	0.2%
1	Duke Energy Florida Project Finance LLC	2.538%–3.112%	9/1/29–9/1/36	1,415	1,454	0.0%
	Duke Energy Indiana LLC	3.750%–6.450%	10/15/35–5/15/46	6,117	8,140	0.2%
	Duke Energy Ohio Inc.	3.700%–4.300%	6/15/46–2/1/49	2,220	2,588	0.1%
	Duke Energy Progress LLC	3.600%–6.300%	4/1/38–9/15/47	10,850	12,728	0.2%
	MidAmerican Energy Co.	3.650%–6.750%	12/30/31–7/15/49	9,424	11,772	0.2%
	Nevada Power Co.	6.650%–6.750%	4/1/36–7/1/37	1,749	2,565	0.1%
	PacifiCorp	4.100%–7.700%	11/15/31–2/15/50	10,933	14,003	0.3%
	Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	4,351	6,096	0.1%
2	Electric—Other †				410,713	8.4%
	Natural Gas
	Piedmont Natural Gas Co. Inc.	3.640%–4.650%	8/1/43–11/1/46	1,305	1,439	0.0%
	Natural Gas—Other †				49,741	1.0%
	Other Utility †				12,594	0.3%
					585,548	12.0%
Total Corporate Bonds (Cost $4,251,395)					4,791,706	98.4%
Taxable Municipal Bonds (Cost $ 8,944) †					10,619	0.2%

				Shares
Temporary Cash Investment
Money Market Fund
4	Vanguard Market Liquidity Fund (Cost $22,696)	2.249%		226,937	22,696	0.4%
Total Investments (Cost $4,302,795)					4,844,849	99.4%

Long-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	229
Receivables for Investment Securities Sold	20,013
Receivables for Accrued Income	54,113
Receivables for Capital Shares Issued	140
Variation Margin Receivable—Futures Contracts	45
Other Assets	1,014
Total Other Assets	75,554	1.6%
Liabilities
Payables for Investment Securities Purchased	(47,747)
Payables for Capital Shares Redeemed	(246)
Payables for Distributions	(337)
Payables to Vanguard	(357)
Variation Margin Payable—Futures Contracts	(42)
Total Liabilities	(48,729)	(1.0%)
Net Assets	4,871,674	100.0%

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	4,390,613
Total Distributable Earnings (Loss)	481,061
Net Assets	4,871,674

ETF Shares—Net Assets
Applicable to 39,608,750 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,074,353
Net Asset Value Per Share—ETF Shares	$102.86

Admiral Shares—Net Assets
Applicable to 9,291,582 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	255,941
Net Asset Value Per Share—Admiral Shares	$27.55

Long-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 15,837,962 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	541,380
Net Asset Value Per Share—Institutional Shares	$34.18

•    See Note A in Notes to Financial Statements.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2   Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $87,741,000, representing 1.8% of net assets.

3   Certain of the fund’s securities with a value of $482,000 have been segregated as initial margin for open futures contracts.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2019	(17)	(3,356)	4

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	171,973
Total Income	171,973
Expenses
The Vanguard Group—Note B
Investment Advisory Services	139
Management and Administrative—ETF Shares	1,086
Management and Administrative—Admiral Shares	115
Management and Administrative—Institutional Shares	258
Marketing and Distribution—ETF Shares	173
Marketing and Distribution—Admiral Shares	13
Marketing and Distribution—Institutional Shares	23
Custodian Fees	15
Auditing Fees	57
Shareholders’ Reports—ETF Shares	93
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,976
Net Investment Income	169,997
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	50,446
Futures Contracts	(1,716)
Realized Net Gain (Loss)	48,730
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	641,407
Futures Contracts	(4)
Change in Unrealized Appreciation (Depreciation)	641,403
Net Increase (Decrease) in Net Assets Resulting from Operations	860,130

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $281,000, ($5,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

2   Includes $71,227,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	169,997	130,299
Realized Net Gain (Loss)	48,730	6,801
Change in Unrealized Appreciation (Depreciation)	641,403	(204,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	860,130	(66,957)
Distributions
Net Investment Income
ETF Shares	(129,598)	(94,437)
Admiral Shares	(8,737)	(7,913)
Institutional Shares	(27,120)	(26,788)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(165,455)	(129,138)
Capital Share Transactions
ETF Shares	985,012	553,331
Admiral Shares	35,845	37,881
Institutional Shares	(324,656)	299,185
Net Increase (Decrease) from Capital Share Transactions	696,201	890,397
Total Increase (Decrease)	1,390,876	694,302
Net Assets
Beginning of Period	3,480,798	2,786,496
End of Period	4,871,674	3,480,798

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$88.35		$94.07		$96.37		$85.25	$92.38
Investment Operations
Net Investment Income	3.936	1	3.880	1	3.897	1	3.905	3.910
Net Realized and Unrealized Gain (Loss) on Investments[2]	14.458		(5.722)		(2.356)		11.127	(7.127)
Total from Investment Operations	18.394		(1.842)		1.541		15.032	(3.217)
Distributions
Dividends from Net Investment Income	(3.884)		(3.878)		(3.841)		(3.912)	(3.913)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(3.884)		(3.878)		(3.841)		(3.912)	(3.913)
Net Asset Value, End of Period	$102.86		$88.35		$94.07		$96.37	$85.25

Total Return	21.60%		-2.01%		1.81%		18.21%	-3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,074		$2,509		$2,098		$1,494	$972
Ratio of Total Expenses to Average Net Assets	0.05%		0.07%		0.07%		0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.36%		4.26%		4.27%		4.46%	4.37%
Portfolio Turnover Rate[3]	47%		48%		56%		59%	64%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $.00, $.09, $.09 $.03, and $.11.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$23.65		$25.18		$25.79		$22.80	$24.71
Investment Operations
Net Investment Income	1.053	1	1.043	1	1.047	1	1.047	1.048
Net Realized and Unrealized Gain (Loss) on Investments[2]	3.895		(1.536)		(.625)		2.991	(1.911)
Total from Investment Operations	4.948		(.493)		.422		4.038	(.863)
Distributions
Dividends from Net Investment Income	(1.048)		(1.037)		(1.032)		(1.048)	(1.047)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(1.048)		(1.037)		(1.032)		(1.048)	(1.047)
Net Asset Value, End of Period	$27.55		$23.65		$25.18		$25.79	$22.80

Total Return[3]	21.64%		-2.00%		1.84%		18.21%	-3.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$256		$186		$161		$90	$67
Ratio of Total Expenses to Average Net Assets	0.07%		0.07%		0.07%		0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.34%		4.26%		4.27%		4.46%	4.37%
Portfolio Turnover Rate[4]	47%		48%		56%		59%	64%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $.00, $.03, $.02, $.01, and $.02.

3   Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$29.36		$31.25		$32.02		$28.31	$30.68
Investment Operations
Net Investment Income	1.314	1	1.299	1	1.306	1	1.306	1.310
Net Realized and Unrealized Gain (Loss) on Investments[2]	4.812		(1.895)		(.790)		3.710	(2.370)
Total from Investment Operations	6.126		(.596)		.516		5.016	(1.060)
Distributions
Dividends from Net Investment Income	(1.306)		(1.294)		(1.286)		(1.306)	(1.310)
Distributions from Realized Capital Gains	—		—		—		—	—
Total Distributions	(1.306)		(1.294)		(1.286)		(1.306)	(1.310)
Net Asset Value, End of Period	$34.18		$29.36		$31.25		$32.02	$28.31

Total Return[3]	21.58%		-1.95%		1.81%		18.22%	-3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$541		$786		$528		$384	$296
Ratio of Total Expenses to Average Net Assets	0.05%		0.05%		0.05%		0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	4.36%		4.28%		4.29%		4.48%	4.40%
Portfolio Turnover Rate[4]	47%		48%		56%		59%	64%

1   Calculated based on average shares outstanding.

2   Includes increases from purchase fees of $.00, $.03, $.03, $.01, and $.03.

3   Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2019, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $229,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Corporate Bond Index Fund

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	19,828	—
Corporate Bonds	—	4,791,706	—
Taxable Municipal Bonds	—	10,619	—
Temporary Cash Investments	22,696	—	—
Futures Contracts—Assets[1]	45	—	—
Futures Contracts—Liabilities[1]	(42)	—	—
Total	22,699	4,822,153	—

1   Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	71,227
Total Distributable Earnings (Loss)	(71,227)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the

Long-Term Corporate Bond Index Fund

realization of unrealized gains or losses on certain futures contracts; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,534
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(72,512)
Net Unrealized Gains (Losses)	540,671

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,304,178
Gross Unrealized Appreciation	546,111
Gross Unrealized Depreciation	(5,440)
Net Unrealized Appreciation (Depreciation)	540,671

E.  During the year ended August 31, 2019, the fund purchased $2,848,048,000 of investment securities and sold $2,172,157,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $778,381,000 and $773,474,000, respectively. Total purchases and sales include $1,814,454,000 and $977,129,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2019, such purchases and sales were $182,572,000 and $791,719,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Long-Term Corporate Bond Index Fund

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,984,864	21,804	1,140,046	12,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(999,852)	(10,600)	(586,715)	(6,400)
Net Increase (Decrease)—ETF Shares	985,012	11,204	553,331	6,100
Admiral Shares
Issued[1]	79,321	3,240	93,287	3,743
Issued in Lieu of Cash Distributions	6,829	281	6,178	253
Redeemed	(50,305)	(2,083)	(61,584)	(2,519)
Net Increase (Decrease)—Admiral Shares	35,845	1,438	37,881	1,477
Institutional Shares
Issued[1]	11,860	396	329,774	10,870
Issued in Lieu of Cash Distributions	24,334	820	24,989	828
Redeemed	(360,850)	(12,138)	(55,578)	(1,824)
Net Increase (Decrease)—Institutional Shares	(324,656)	(10,922)	299,185	9,874

1   Includes purchase fees for fiscal 2019 and 2018 of $919,000 and $3,520,000, respectively (fund totals).

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/19/2009)	Investment
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	6.80%	2.58%	2.93%	$13,268
Mortgage-Backed Securities Index Fund ETF Shares Market Price	6.75	2.58	2.94	13,273
Bloomberg Barclays U.S. MBS Float Adjusted Index	6.86	2.66	2.99	13,336
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,416

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Bloomberg Barclays U.S. MBS Float Adjusted Index: Includes U.S. agency mortgage-backed pass-through securities.

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund Admiral Shares	6.77%	2.57%	2.92%	$13,235
Bloomberg Barclays U.S. MBS Float Adjusted Index	6.86	2.66	2.99	13,323
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.81	14,399

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund Institutional Shares	6.80%	2.59%	2.77%	$5,864,892
Bloomberg Barclays U.S. MBS Float Adjusted Index	6.86	2.66	2.83	5,882,485
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	3.37	3.56	6,131,453

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2019

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares Market Price	6.75%	13.59%	32.73%
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	6.80	13.57	32.68
Bloomberg Barclays U.S. MBS Float Adjusted Index	6.86	14.03	33.36

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Mortgage-Backed Securities Index Fund

Sector Diversification

As of August 31, 2019

Government Mortgage-Backed	100.0%

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
Conventional Mortgage-Backed Securities (100.0%)
1,2	Fannie Mae Pool	2.000%	11/1/27–11/1/31	13,701	13,680
1,2	Fannie Mae Pool	2.500%	11/1/26–10/1/46	197,287	200,191
1,2,3	Fannie Mae Pool	3.000%	11/1/25–10/1/49	929,999	954,830
1,2,3	Fannie Mae Pool	3.500%	12/1/20–10/1/49	1,417,632	1,469,284
1,2,3	Fannie Mae Pool	4.000%	10/1/19–10/1/49	1,177,525	1,233,746
1,2	Fannie Mae Pool	4.500%	11/1/19–10/1/49	430,275	458,492
1,2,3	Fannie Mae Pool	5.000%	11/1/19–11/1/49	153,119	166,110
1,2	Fannie Mae Pool	5.500%	3/1/20–2/1/42	56,527	62,961
1,2	Fannie Mae Pool	6.000%	12/1/20–5/1/41	35,076	39,681
1,2	Fannie Mae Pool	6.500%	10/1/21–10/1/39	8,765	9,772
1,2	Fannie Mae Pool	7.000%	12/1/22–10/1/37	495	588
1,2	Fannie Mae Pool	7.500%	11/1/22	2	3
1,2	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	9,175	9,237
1,2	Freddie Mac Gold Pool	2.500%	8/1/22–10/1/46	199,569	202,591
1,2	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	641,934	660,240
1,2	Freddie Mac Gold Pool	3.500%	9/1/25–5/1/49	789,394	820,543
1,2	Freddie Mac Gold Pool	4.000%	1/1/20–6/1/49	575,074	602,791
1,2	Freddie Mac Gold Pool	4.500%	12/1/19–5/1/49	261,825	279,062
1,2	Freddie Mac Gold Pool	5.000%	2/1/20–11/1/48	58,858	64,055
1,2	Freddie Mac Gold Pool	5.500%	4/1/21–6/1/41	46,872	52,570
1,2	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	27,757	31,227
1,2	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	4,434	4,980
1,2	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	206	234
1,2	Freddie Mac Pool	3.000%	6/1/34	2,351	2,414
1,2	Freddie Mac Pool	3.500%	7/1/49	13,449	13,973
1	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	30,369	31,375
1,3	Ginnie Mae I Pool	3.500%	2/15/26–9/1/49	32,031	33,391
1,3	Ginnie Mae I Pool	4.000%	7/15/24–10/1/49	42,978	45,210
1,3	Ginnie Mae I Pool	4.500%	8/15/33–8/1/49	59,659	64,012
1	Ginnie Mae I Pool	5.000%	5/15/20–4/15/41	24,290	26,406
1	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	8,182	8,851
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	3,132	3,454
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	130	146
1	Ginnie Mae I Pool	7.000%	10/15/27	3	4
1	Ginnie Mae II Pool	2.500%	6/20/27–12/20/46	37,546	38,276
1,3	Ginnie Mae II Pool	3.000%	10/20/26–9/1/49	591,865	612,186
1,3	Ginnie Mae II Pool	3.500%	12/20/25–9/1/49	1,113,888	1,163,965
1,3	Ginnie Mae II Pool	4.000%	9/20/25–10/1/49	787,618	826,197
1,3	Ginnie Mae II Pool	4.500%	2/20/39–9/1/49	400,971	422,904
1,3	Ginnie Mae II Pool	5.000%	6/20/33–10/1/49	149,839	159,971

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae II Pool	5.500%	11/20/33–1/20/49	19,549	21,418
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	5,770	6,340
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	639	730
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	67	80
1	UMBS Pool	2.500%	8/1/46	4,376	4,443
1	UMBS Pool	3.000%	6/1/30–3/1/48	82,783	84,881
1	UMBS Pool	3.500%	9/1/26–8/1/49	65,234	67,493
1	UMBS Pool	4.000%	8/1/38–7/1/49	141,617	148,532
1	UMBS Pool	4.500%	8/1/48–8/1/49	103,840	110,113
1	UMBS Pool	5.000%	3/1/49	15,585	17,091
1,3	UMBS TBA	2.000%	9/1/34	1,125	1,121
1,3	UMBS TBA	2.500%	7/1/34–9/1/34	7,125	7,222
1,3	UMBS TBA	3.000%	9/1/34–7/1/49	16,900	17,330
					11,276,397
Nonconventional Mortgage-Backed Securities (0.0%)
1,2	Fannie Mae Pool, 12M USD LIBOR + 1.477%	2.122%	3/1/43	402	402
1,2	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.268%	7/1/43	696	702
1,2	Fannie Mae Pool, 12M USD LIBOR + 1.791%	3.363%	8/1/42	92	92
1,2	Fannie Mae Pool, 12M USD LIBOR + 1.830%	3.451%	4/1/41	31	31
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.290%	4.250%	12/1/41	61	63
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.310%	4.049%	9/1/37	21	22
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.627%	4.752%	3/1/38	3	3
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.679%	4.429%	10/1/37	59	61
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.690%	4.423%	9/1/42	277	290
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.690%	4.518%	10/1/39	15	16
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.700%	4.639%	12/1/40	74	79
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.744%	4.567%	11/1/39	16	17
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.771%	4.771%	5/1/42	20	21
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.799%	4.565%	3/1/42	45	48
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.659%	12/1/39	95	99
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.805%	4.680%	11/1/41	50	53
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.810%	4.685%	10/1/40	6	7
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.810%	4.810%	12/1/40	5	5
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.646%	11/1/41	15	16
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.787%	1/1/42	103	108
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.688%	12/1/41	45	47
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.690%	11/1/40	4	4
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.693%	5/1/41	28	29
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.820%	4.878%	3/1/41	84	89
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.822%	4.904%	2/1/41	3	3
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.825%	4.568%	9/1/40	97	102
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.835%	4.859%	1/1/40	2	2
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.861%	4.743%	5/1/40	2	2
1,2,4	Fannie Mae Pool, 12M USD LIBOR + 1.909%	4.784%	4/1/37	5	5
1,2,4	Fannie Mae Pool, 6M USD LIBOR + 1.588%	2.334%	6/1/43	188	192
1,2,4	Fannie Mae Pool, 6M USD LIBOR + 1.645%	4.483%	8/1/39	35	36
1,2,4	Fannie Mae Pool, 6M USD LIBOR + 1.658%	4.002%	10/1/42	152	155
1,2,4	Fannie Mae Pool, 6M USD LIBOR + 1.720%	4.723%	5/1/42	51	54
1,2,4	Fannie Mae Pool, 6M USD LIBOR + 1.859%	4.694%	2/1/42	102	109
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	4.245%	11/1/43	156	161
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	4.476%	10/1/37	7	7
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	4.768%	2/1/37	10	11

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	4.738%	12/1/40	19	20
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.840%	4.590%	6/1/37	23	24
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.863%	4.829%	2/1/42	17	18
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.873%	4.679%	12/1/39	9	10
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.722%	6/1/41	44	46
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.755%	5/1/40	1	1
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.756%	6/1/40	20	21
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.895%	4.610%	9/1/40	34	36
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.730%	6/1/40	27	28
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	5.035%	2/1/41	87	93
1,2,4	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	5.210%	3/1/38	5	6
1,4	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.750%	7/20/41–8/20/41	81	84
1,4	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.875%	4/20/41	4	4
1,4	Ginnie Mae II Pool, 1YR CMT + 1.500%	4.000%	1/20/41–2/20/41	308	320
1,4	Ginnie Mae II Pool, 1YR CMT + 1.500%	4.125%	11/20/40–12/20/42	311	321
1,4	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.375%	5/20/41	2	2
1,4	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.625%	11/20/40	5	6
					4,183
Total U.S. Government and Agency Obligations (Cost $11,105,493)					11,280,580

			Shares
Temporary Cash Investment (7.3%)
Money Market Fund (7.3%)
5	Vanguard Market Liquidity Fund (Cost $817,433)	2.249%	8,173,772	817,459
Total Investments (107.3%) (Cost $11,922,926)				12,098,039

Face
Amount
($000)
Conventional Mortgage-Backed Securities–Liability for Sale Commitments (-0.3%)
1,3	UMBS TBA (Proceeds $32,167)	3.000%	9/1/34	(31,435)	(32,236)

Mortgage-Backed Securities Index Fund

Amount
($000)
Other Assets and Liabilities (-7.0%)
Other Assets	556,152
Other Liabilities	(1,346,133)
(789,981)
Net Assets (100%)	11,275,822

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	11,280,580
Affiliated Issuers	817,459
Total Investments in Securities	12,098,039
Investment in Vanguard	518
Receivables for Investment Securities Sold	463,910
Receivables for Accrued Income	34,495
Receivables for Capital Shares Issued	56,880
Other Assets	349
Total Assets	12,654,191
Liabilities
Payables for Investment Securities Purchased	1,343,372
Payables for Capital Shares Redeemed	939
Payables for Distributions	808
Payables to Vanguard	432
Liability for Sale Commitments	32,236
Other Liabilities	582
Total Liabilities	1,378,369
Net Assets	11,275,822

At August 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	11,090,227
Total Distributable Earnings (Loss)	185,595
Net Assets	11,275,822

ETF Shares–Net Assets
Applicable to 193,685,345 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,315,676
Net Asset Value Per Share–ETF Shares	$53.26

Admiral Shares–Net Assets
Applicable to 39,574,670 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	841,413
Net Asset Value Per Share–Admiral Shares	$21.26

Mortgage-Backed Securities Index Fund

Amount
($000)
Institutional Shares–Net Assets
Applicable to 4,121,011 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	118,733
Net Asset Value Per Share–Institutional Shares	$28.81

•    See Note A in Notes to Financial Statements.

1   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2   The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3   Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2019.

4   Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

5   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CMT—Constant Maturing Treasury Rate.

LIBOR—London Interbank Offered Rate.

TBA—To Be Announced.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Interest[1]	280,266
Total Income	280,266
Expenses
The Vanguard Group—Note B
Investment Advisory Services	328
Management and Administrative—ETF Shares	2,598
Management and Administrative—Admiral Shares	427
Management and Administrative—Institutional Shares	38
Marketing and Distribution—ETF Shares	465
Marketing and Distribution—Admiral Shares	49
Marketing and Distribution—Institutional Shares	3
Custodian Fees	76
Auditing Fees	40
Shareholders’ Reports—ETF Shares	558
Shareholders’ Reports—Admiral Shares	30
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	4
Total Expenses	4,616
Net Investment Income	275,650
Realized Net Gain (Loss) on Investment Securities Sold[1]	4,371
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	341,535
Sale Commitments	(69)
Change in Unrealized Appreciation (Depreciation)	341,466
Net Increase (Decrease) in Net Assets Resulting from Operations	621,487

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $10,764,000, ($27,000), and ($138,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	275,650	152,257
Realized Net Gain (Loss)	4,371	(12,797)
Change in Unrealized Appreciation (Depreciation)	341,466	(161,675)
Net Increase (Decrease) in Net Assets Resulting from Operations	621,487	(22,215)
Distributions
Net Investment Income
ETF Shares	(243,723)	(127,410)
Admiral Shares	(23,071)	(15,137)
Institutional Shares	(2,741)	(1,461)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(269,535)	(144,008)
Capital Share Transactions
ETF Shares	2,803,060	3,087,309
Admiral Shares	87,297	216,671
Institutional Shares	45,330	19,589
Net Increase (Decrease) from Capital Share Transactions	2,935,687	3,323,569
Total Increase (Decrease)	3,287,639	3,157,346
Net Assets
Beginning of Period	7,988,183	4,830,837
End of Period	11,275,822	7,988,183

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$51.38	$53.00	$53.79	$53.05	$52.65
Investment Operations
Net Investment Income	1.564[1]	1.325[1]	1.059[1]	.967	.748
Net Realized and Unrealized Gain (Loss) on Investments	1.859	(1.683)	(.682)	.968	.554
Total from Investment Operations	3.423	(.358)	.377	1.935	1.302
Distributions
Dividends from Net Investment Income	(1.543)	(1.262)	(1.004)	(.955)	(.741)
Distributions from Realized Capital Gains	—	—	(.163)	(.240)	(.161)
Total Distributions	(1.543)	(1.262)	(1.167)	(1.195)	(.902)
Net Asset Value, End of Period	$53.26	$51.38	$53.00	$53.79	$53.05

Total Return	6.80%	-0.67%	0.74%	3.70%	2.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,316	$7,193	$4,252	$2,837	$1,451
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.01%	2.56%	2.00%	1.85%	1.43%
Portfolio Turnover Rate[2]	190%	279%	339%	380%	713%

1   Calculated based on average shares outstanding.

2   Includes 34%, 78%, 133%, 175%, and 331% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.51	$21.17	$21.49	$21.20	$21.05
Investment Operations
Net Investment Income	.622[1]	.528[1]	.413[1]	.388	.298
Net Realized and Unrealized Gain (Loss) on Investments	.742	(.674)	(.258)	.387	.214
Total from Investment Operations	1.364	(.146)	.155	.775	.512
Distributions
Dividends from Net Investment Income	(.614)	(.514)	(.410)	(.389)	(.297)
Distributions from Realized Capital Gains	—	—	(.065)	(.096)	(.065)
Total Distributions	(.614)	(.514)	(.475)	(.485)	(.362)
Net Asset Value, End of Period	$21.26	$20.51	$21.17	$21.49	$21.20

Total Return[2]	6.77%	-0.68%	0.76%	3.70%	2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$841	$725	$527	$554	$424
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.56%	2.00%	1.85%	1.43%
Portfolio Turnover Rate[3]	190%	279%	339%	380%	713%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes 34%, 78%, 133%, 175%, and 331% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.79	$28.69	$29.12	$28.73	$28.52
Investment Operations
Net Investment Income	.846[1]	.721[1]	.571[1]	.532	.412
Net Realized and Unrealized Gain (Loss) on Investments	1.011	(.920)	(.353)	.522	.295
Total from Investment Operations	1.857	(.199)	.218	1.054	.707
Distributions
Dividends from Net Investment Income	(.837)	(.701)	(.560)	(.534)	(.410)
Distributions from Realized Capital Gains	—	—	(.088)	(.130)	(.087)
Total Distributions	(.837)	(.701)	(.648)	(.664)	(.497)
Net Asset Value, End of Period	$28.81	$27.79	$28.69	$29.12	$28.73

Total Return	6.80%	-0.68%	0.79%	3.72%	2.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$119	$70	$52	$47	$44
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.01%	2.58%	2.02%	1.87%	1.46%
Portfolio Turnover Rate[2]	190%	279%	339%	380%	713%

1   Calculated based on average shares outstanding.

2   Includes 34%, 78%, 133%, 175%, and 331% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2019, counterparties had deposited in segregated accounts securities with a value of $426,000 and cash of $105,000 in connection with TBA transactions.

Mortgage-Backed Securities Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage- dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage- backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar- roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Mortgage-Backed Securities Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2019, the fund had contributed to Vanguard capital in the amount of $518,000, representing less than 0.01% of the fund’s net assets and 0.21% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,280,580	—
Temporary Cash Investments	817,459	—	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(32,236)	—
Total	817,459	11,248,344	—

Mortgage-Backed Securities Index Fund

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral on wash sales and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	23,476
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(11,768)
Net Unrealized Gains (Losses)	175,044

*     The fund used capital loss carryforwards of $4,371,000 to offset taxable gains realized during the year ended August 31, 2019.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	11,922,926
Gross Unrealized Appreciation	197,423
Gross Unrealized Depreciation	(22,379)
Net Unrealized Appreciation (Depreciation)	175,044

E.   During the year ended August 31, 2019, the fund purchased $20,403,770,000 of investment securities and sold $17,439,567,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,542,020,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Mortgage-Backed Securities Index Fund

F.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,225,170	61,834	3,261,856	63,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(422,110)	(8,150)	(174,547)	(3,350)
Net Increase (Decrease)—ETF Shares	2,803,060	53,684	3,087,309	59,775
Admiral Shares
Issued	295,379	14,288	344,126	16,640
Issued in Lieu of Cash Distributions	13,356	644	8,268	400
Redeemed	(221,438)	(10,709)	(135,723)	(6,563)
Net Increase (Decrease)—Admiral Shares	87,297	4,223	216,671	10,477
Institutional Shares
Issued	53,939	1,914	21,125	754
Issued in Lieu of Cash Distributions	2,185	78	1,431	51
Redeemed	(10,794)	(384)	(2,967)	(105)
Net Increase (Decrease)—Institutional Shares	45,330	1,608	19,589	700

At August 31, 2019, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard Short-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, statements of net assets-investments summary of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund, and statements of net assets of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Short-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Intermediate-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Long-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 78.1% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 83.9% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 87.5% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 94.2% of income dividends are interest-related dividends.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index, Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index, Bloomberg Barclays U.S. Long Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, Bloomberg Barclays U.S. 10+ Year Corporate Bond Index, and Bloomberg Barclays U.S. MBS Float Adjusted Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Sector Bond Index Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Sector Bond Index Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Sector Bond Index Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Sector Bond Index Funds or the owners of the Sector Bond Index Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Sector Bond Index Funds. Investors acquire the Sector Bond Index Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Sector Bond Index Funds. The Sector Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Sector Bond Index Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Sector Bond Index Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Sector Bond Index Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Sector Bond Index Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Sector Bond Index Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SECTOR BOND INDEX FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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All rights reserved.
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7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q16420 102019

Annual Report | August 31, 2019 Vanguard Total Corporate Bond ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8
Trustees Approve Advisory Arrangement	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•             Vanguard Total Corporate Bond ETF returned 13.29% for the 12 months ended August 31, 2019. This result was in line with the 13.33% return of its benchmark.

•             Investors contended with several concerns, including signs of decelerating global growth, flare-ups in trade disputes, and a lack of agreement in the United Kingdom on how to exit the European Union.

•             With the global economic outlook deteriorating, U.S. Federal Reserve policymakers signaled their readiness to loosen monetary policy to sustain the decade-long economic expansion, then followed through by cutting rates in August and again in September, shortly after the fiscal year ended.

•             Overall, bond yields fell as prices rose during the 12 months. Corporate fundamentals appeared solid on balance, though quarterly earnings growth softened.

•             By maturity, longer-term corporates performed significantly better than their shorter-term counterparts. Results across credit quality levels were inconsistent. Utilities were the strongest-performing sector, followed by industrials and financials.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

•             Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•             Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Corporate Bond ETF	2/28/2019	8/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,108.60	$0.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.95	0.26

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF’s annualized expense figure for the period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Total Corporate Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 7, 2017, Through August 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Since Inception (11/7/2017)	Final Value of a $10,000 Investment
Total Corporate Bond ETF Net Asset Value	13.29%	6.18%	$11,149
Total Corporate Bond ETF Market Price	13.47	6.27	11,166
Bloomberg Barclays U.S. Corporate Bond Index	13.33	6.27	11,165
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	10.37	5.01	10,928

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

5

Total Corporate Bond ETF

Cumulative Returns of ETF Shares: November 7, 2017, Through August 31, 2019

		Since
	One	Inception
	Year	(11/7/2017)
Total Corporate Bond ETF Market Price	13.47%	11.66%
Total Corporate Bond ETF Net Asset Value	13.29	11.49
Bloomberg Barclays U.S. Corporate Bond Index	13.33	11.65

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Total Corporate Bond ETF

Underlying Vanguard Funds

As of August 31, 2019

Vanguard Short-Term Corporate Bond ETF	35.6%
Vanguard Long-Term Corporate Bond ETF	35.1
Vanguard Intermediate-Term Corporate Bond ETF	29.3

7

Total Corporate Bond ETF

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	886,616	72,064
Vanguard Long-Term Corporate Bond ETF	694,997	71,293
Vanguard Intermediate-Term Corporate Bond ETF	647,841	59,530
Total Investment Companies (Cost $193,264)	202,887
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 2.249% (Cost $27)	267	27
Total Investments (100.0%) (Cost $193,291)	202,914
Other Assets and Liabilities (0.0%)
Other Assets	282
Liabilities	(297)
(15)
Net Assets (100%)
Applicable to 2,275,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	202,899
Net Asset Value Per Share	$89.19

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	202,914
Receivables for Investment Securities Sold	282
Total Assets	203,196
Liabilities
Payables for Investment Securities Purchased	283
Other Liabilities	14
Total Liabilities	297
Net Assets	202,899

8

Total Corporate Bond ETF

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	193,273
Total Distributable Earnings (Loss)	9,626
Net Assets	202,899

• See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Total Corporate Bond ETF

Statement of Operations

Year Ended
August 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	3,876
Net Investment Income — Note B	3,876
Realized Net Gain (Loss) on Affiliated Funds Sold[1]	3,437
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	11,001
Net Increase (Decrease) in Net Assets Resulting from Operations	18,314

1 Includes $3,463,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Total Corporate Bond ETF

Statement of Changes in Net Assets

		November 7,
	Year Ended	2017[1], to
	August 31,	August 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,876	1,089
Realized Net Gain (Loss)	3,437	(281)
Change in Unrealized Appreciation (Depreciation)	11,001	(1,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,314	(570)
Distributions
Net Investment Income	(3,825)	(1,073)
Realized Capital Gain	—	—
Total Distributions	(3,825)	(1,073)
Capital Share Transactions
Issued	182,867	81,134
Issued in Lieu of Cash Distributions	—	—
Redeemed	(49,530)	(24,418)
Net Increase (Decrease) from Capital Share Transactions	133,337	56,716
Total Increase (Decrease)	147,826	55,073
Net Assets
Beginning of Period	55,073	—
End of Period	202,899	55,073

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Total Corporate Bond ETF

Financial Highlights

	Year	Nov. 7,
	Ended	2017[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$81.59	$85.00
Investment Operations
Net Investment Income[2]	2.825	2.081
Capital Gain Distributions Received	—	—
Net Realized and Unrealized Gain (Loss) on Investments	7.717	(3.445)
Total from Investment Operations	10.542	(1.364)
Distributions
Dividends from Net Investment Income	(2.942)	(2.046)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.942)	(2.046)
Net Asset Value, End of Period	$89.19	81.59

Total Return	13.29%	-1.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$55
Ratio of Total Expenses to Average Net Assets	—	—*
Acquired Fund Fees and Expenses	0.05%	0.07%*
Ratio of Net Investment Income to Average Net Assets	3.38%	3.10%*
Portfolio Turnover Rate[3]	12%	4%

*     Annualized.

1   Inception.

2   Calculated based on average shares outstanding.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Total Corporate Bond ETF

Notes to Financial Statements

Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on vanguard.com.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2018—2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2019, were

13

Total Corporate Bond ETF

borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	3,463
Total Distributable Earnings (Loss)	(3,463)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences, if any, will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	67
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(64)
Net Unrealized Gains (Losses)	9,623

14

Total Corporate Bond ETF

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	193,291
Gross Unrealized Appreciation	9,634
Gross Unrealized Depreciation	(11)
Net Unrealized Appreciation (Depreciation)	9,623

E.  Capital shares issued and redeemed were:

	Year Ended	Nov. 7, 2017[1] to
	August 31, 2019	August 31, 2018
	Shares	Shares
	(000)	(000)
Issued	2,175	975
Issued in Lieu of Cash Distributions	—	—
Redeemed	(575)	(300)
Net Increase (Decrease) in Shares Outstanding	1,600	675

1 Inception.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized						Aug. 31,
	2018		from	Net		Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized			Distributions	Market
	Value	at Cost[1]	Sold[2]	(Loss	)	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)		($000)	($000)	($000)
Vanguard Intermediate-Term Corporate Bond ETF	16,299	56,378	17,152	1,028		2,977		1,163	—	59,530
Vanguard Long-Term Corporate Bond ETF	17,511	67,382	22,032	1,880		6,552		1,521	—	71,293
Vanguard Market Liquidity Fund	26	NA3	NA3	—		—		—	—	27
Vanguard Short-Term Corporate Bond ETF	21,252	72,603	23,792	529		1,472		1,192	—	72,064
Total	55,088	196,363	62,976	3,437		11,001		3,876	—	202,914

1   Includes $182,828,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.

2   Includes $49,519,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.

3   Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets, including the related notes, and the financial highlights for the period from November 7, 2017 (inception) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period from November 7, 2017 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

16

Special 2019 tax information (unaudited) for Vanguard Total Corporate Bond ETF

This information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 83.5% of income dividends are interest-related dividends.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2017 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

18

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

19

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1—5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5—10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of Vanguard Total Corporate Bond ETF, including Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9850 102019

Annual Report | August 31, 2019 Vanguard Total World Bond ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
About Your Fund’s Expenses	3
Performance Summary	5
Financial Statements	8
Trustees Approve Advisory Arrangement	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 1, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Total World Bond ETF launched on September 4, 2018. The fund invests in other Vanguard ETFs to give investors access to investment-grade bonds in developed and emerging markets.

•     The Total World Bond ETF is designed to track the performance of its benchmark, the Bloomberg Barclays Global Aggregate Float Adjusted Composite Index.

•     Since inception, the fund has returned 11%, in line with its benchmark.

•     During the period ended August 31, 2019, bond yields fell and prices rose amid fears of a potential global recession and escalating trade tensions. In the United States, the Federal Reserve cut interest rates in August and signaled there may be more cuts to come. Despite concerns about Brexit, bonds outside the United States continued to benefit from fiscal stimulus in Italy and France as well the European Central Bank’s announcement that it expected to hold rates steady in 2019.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	2.49%	12.57%	9.85%
Russell 2000 Index (Small-caps)	-12.89	7.89	6.41
Russell 3000 Index (Broad U.S. market)	1.31	12.24	9.60
FTSE All-World ex US Index (International)	-3.18	5.97	1.71

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.17%	3.09%	3.35%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.72	3.30	3.85
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.47	0.91

CPI
Consumer Price Index	1.75%	2.13%	1.53%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total World Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total World Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended August 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total World Bond ETF	2/28/2019	8/31/2019	Period
Based on Actual Fund Return	$1,000.00	$1,082.83	$0.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Total World Bond ETF invests. The Total World Bond ETF’s annualized expense figure for the period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Total World Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 4, 2018, Through August 31, 2019

Initial Investment of $10,000

	Total Returns
	Period Ended August 31, 2019
	Since	Final Value
	Inception	of a $10,000
	(9/4/2018)	Investment
Total World Bond ETF Net Asset Value	11.00%	$11,100
Total World Bond ETF Market Price	11.05	11,105
Bloomberg Barclays Global Aggregate Float Adjusted Composite Index	11.21	11,121

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Bloomberg Barclays Global Aggregate Float Adjusted Composite Index: Composed of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index.

See Financial Highlights for dividend and capital gains information.

5

Total World Bond ETF

Cumulative Returns of ETF Shares: September 4, 2018, Through August 31, 2019

Since
Inception
(9/4/2018)
Total World Bond ETF Market Price	11.05%
Total World Bond ETF Net Asset Value	11.00
Bloomberg Barclays Global Aggregate Float Adjusted Composite Index	11.21

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Total World Bond ETF

Underlying Vanguard Funds

As of August 31, 2019

Vanguard Total International Bond ETF	51.8%
Vanguard Total Bond Market ETF	48.2

7

Total World Bond ETF

Financial Statements

Statement of Net Assets

As of August 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Fund (48.2%)
Vanguard Total Bond Market ETF	906,537	77,146

International Bond Fund (51.8%)
Vanguard Total International Bond ETF	1,399,566	82,757
Total Investment Companies (Cost $149,775)		159,903
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.249% (Cost $13)	130	13
Total Investments (100.0%) (Cost $149,788)		159,916
Net Assets (100%)
Applicable to 1,975,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		159,916
Net Asset Value Per Share		$80.97

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		159,916
Total Assets		159,916
Liabilities
Investment Securities Purchased		—
Total Liabilities		—
Net Assets		159,916

8

Total World Bond ETF

At August 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	149,762
Total Distributable Earnings (Loss)	10,154
Net Assets	159,916

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Total World Bond ETF

Statement of Operations

September 4, 2018[1] to
August 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	2,431
Net Investment Income—Note B	2,431
Realized Net Gain (Loss) on Affiliated Funds Sold[2]	95
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	10,128
Net Increase (Decrease) in Net Assets Resulting from Operations	12,654

1 Inception.

2 Includes $95,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Total World Bond ETF

Statement of Changes in Net Assets

September 4, 2018[1] to
August 31, 2019
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,431
Realized Net Gain (Loss)	95
Change in Unrealized Appreciation (Depreciation)	10,128
Net Increase (Decrease) in Net Assets Resulting from Operations	12,654
Distributions
Net Investment Income	(2,405)
Realized Capital Gain	—
Total Distributions	(2,405)
Capital Share Transactions
Issued	151,614
Issued in Lieu of Cash Distributions	—
Redeemed	(1,947)
Net Increase (Decrease) from Capital Share Transactions	149,667
Total Increase (Decrease)	159,916
Net Assets
Beginning of Period	—
End of Period	159,916

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Total World Bond ETF

Financial Highlights

September 4, 2018[1] to
For a Share Outstanding Throughout the Period	August 31, 2019
Net Asset Value, Beginning of Period	$75.00
Investment Operations
Net Investment Income[2]	2.004
Capital Gain Distributions Received[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	6.071
Total from Investment Operations	8.075
Distributions
Dividends from Net Investment Income	(2.105)
Distributions from Realized Capital Gains	—
Total Distributions	(2.105)
Net Asset Value, End of Period	$80.97

Total Return	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$160
Ratio of Total Expenses to Average Net Assets	—[3]
Acquired Fund Fees and Expenses	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	2.62%[3]
Portfolio Turnover Rate[4]	8%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Total World Bond ETF

Notes to Financial Statements

Vanguard Total World Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on vanguard.com.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2019, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard

13

Total World Bond ETF

funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2019, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	95
Total Distributable Earnings (Loss)	(95)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences, if any, will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	26
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	10,128

14

Total World Bond ETF

As of August 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	149,788
Gross Unrealized Appreciation	10,128
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	10,128

E. Capital shares issued and redeemed were:

September 4, 2018[1] to
August 31, 2019
Shares
(000)
Issued	2,000
Issued in Lieu of Cash Distributions	—
Redeemed	(25)
Net Increase (Decrease) in Shares Outstanding	1,975

1 Inception.

At August 31, 2019, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

F.            Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 4,		Proceeds	Realized				Aug. 31,
	2018[1]		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost[2]	Sold[3]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA4	NA4	—	—	—	—	13
Vanguard Total Bond Market ETF	—	76,260	3,920	45	4,761	1,181	—	77,146
Vanguard Total International Bond ETF	—	82,677	5,337	50	5,367	1,250	—	82,757
Total	—	158,937	9,257	95	10,128	2,431	—	159,916

1 Inception.

2 Includes $151,589,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.

3 Includes $1,947,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.

4 Not applicable—purchases and sales are for temporary cash investment purposes.

15

Total World Bond ETF

G.          Management has determined that no events or transactions occurred subsequent to August 31, 2019, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total World Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Total World Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 4, 2018 (inception) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period September 4, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

17

Special 2019 tax information (unaudited) for Vanguard Total World Bond ETF

The information for the fiscal year ended August 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 42.4% of income dividends are interest-related dividends.

18

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total World Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that, while the fund had not yet been in existence for a full fiscal year, the fund’s estimated acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.

19

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Global Aggregate Float Adjusted Composite Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total World Bond ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total World Bond ETF. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total World Bond ETF. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total World Bond ETF or the owners of the Total World Bond ETF.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total World Bond ETF. Investors acquire the Total World Bond ETF from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total World Bond ETF. The Total World Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total World Bond ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total World Bond ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total World Bond ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total World Bond ETF or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total World Bond ETF.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL WORLD BOND ETF.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q30610 102019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2019: $620,000
Fiscal Year Ended August 31, 2018: $626,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2019: $9,568,215
Fiscal Year Ended August 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2019: $3,012,031
Fiscal Year Ended August 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended August 31, 2019: $357,238
Fiscal Year Ended August 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended August 31, 2019: $0
Fiscal Year Ended August 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2019: $357,238
Fiscal Year Ended August 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (14.9%)
*	Amazon.com Inc.	53,445	94,934
	Home Depot Inc.	142,504	32,478
	Walt Disney Co.	225,650	30,973
	Comcast Corp. Class A	581,493	25,737
	McDonald’s Corp.	99,187	21,620
	Walmart Inc.	181,441	20,731
	Costco Wholesale Corp.	56,696	16,712
*	Netflix Inc.	54,493	16,007
	Starbucks Corp.	156,258	15,088
	NIKE Inc. Class B	159,287	13,460
	Lowe’s Cos. Inc.	102,905	11,546
*	Booking Holdings Inc.	5,578	10,969
	TJX Cos. Inc.	156,441	8,600
*	Charter Communications Inc. Class A	20,609	8,441
	Target Corp.	64,329	6,886
	General Motors Co.	159,988	5,934
	Estee Lauder Cos. Inc. Class A	27,727	5,490
	Dollar General Corp.	33,514	5,231
	Ross Stores Inc.	46,452	4,924
	Ford Motor Co.	505,051	4,631
	Yum! Brands Inc.	39,607	4,625
	Marriott International Inc. Class A	35,846	4,519
	eBay Inc.	106,589	4,294
*,^	Tesla Inc.	18,177	4,101
*	O’Reilly Automotive Inc.	9,929	3,810
*	AutoZone Inc.	3,207	3,533
	Hilton Worldwide Holdings Inc.	37,217	3,438
	VF Corp.	39,550	3,241
*	Dollar Tree Inc.	30,406	3,087
*	Lululemon Athletica Inc.	15,132	2,794
	Aptiv plc	33,568	2,792
*	Chipotle Mexican Grill Inc. Class A	3,278	2,748
	Las Vegas Sands Corp.	43,661	2,422
	Expedia Group Inc.	17,799	2,316
	Royal Caribbean Cruises Ltd.	21,985	2,293
	Carnival Corp.	51,470	2,269
	DR Horton Inc.	44,068	2,180
	Omnicom Group Inc.	28,330	2,155
	Yum China Holdings Inc.	46,901	2,131
*	Spotify Technology SA	15,085	2,036
	Darden Restaurants Inc.	15,987	1,934
	MGM Resorts International	66,620	1,869
	Best Buy Co. Inc.	29,323	1,866
	Lennar Corp. Class A	35,660	1,819
	CBS Corp. Class B	42,550	1,790
*	CarMax Inc.	21,273	1,772
*	Ulta Beauty Inc.	7,253	1,724
*	Burlington Stores Inc.	8,339	1,689
	Hasbro Inc.	14,946	1,651
	Genuine Parts Co.	18,170	1,641
	Tractor Supply Co.	15,606	1,590
*	Roku Inc.	10,494	1,588
	Fox Corp. Class A	47,030	1,560
	Garmin Ltd.	18,622	1,519
*	NVR Inc.	414	1,490
*	Norwegian Cruise Line Holdings Ltd.	27,506	1,396
	Wynn Resorts Ltd.	12,529	1,380
	Tiffany & Co.	15,572	1,322
	Aramark	32,044	1,309
*	Liberty Broadband Corp.	12,281	1,295
	Advance Auto Parts Inc.	8,944	1,234

1

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Bright Horizons Family Solutions Inc.	7,415	1,224
	Vail Resorts Inc.	5,162	1,220
*	Altice USA Inc. Class A	42,053	1,215
	Domino’s Pizza Inc.	5,320	1,207
*	Trade Desk Inc. Class A	4,847	1,191
*	Henry Schein Inc.	18,967	1,169
*	Live Nation Entertainment Inc.	16,476	1,145
	PulteGroup Inc.	33,618	1,136
	Whirlpool Corp.	8,063	1,122
	Sirius XM Holdings Inc.	180,983	1,117
*	LKQ Corp.	40,988	1,077
	Viacom Inc. Class B	42,452	1,060
	Service Corp. International	22,502	1,042
*	Liberty Media Corp-Liberty Formula One	24,845	1,037
*	ServiceMaster Global Holdings Inc.	17,614	1,005
	Kohl’s Corp.	21,214	1,003
	Interpublic Group of Cos. Inc.	49,662	987
*	DISH Network Corp. Class A	28,782	966
	Pool Corp.	4,902	963
	Nielsen Holdings plc	46,092	957
*	Discovery Communications Inc. Class A	34,205	944
*	Mohawk Industries Inc.	7,656	910
	Fortune Brands Home & Security Inc.	17,717	905
*	Wayfair Inc.	7,863	886
	Lear Corp.	7,887	885
	Dunkin’ Brands Group Inc.	10,665	879
	Gentex Corp.	33,023	878
*	WABCO Holdings Inc.	6,489	866
*	Caesars Entertainment Corp.	74,782	861
*	Five Below Inc.	6,998	860
	BorgWarner Inc.	26,307	858
*	IAA Inc.	17,407	850
	Newell Brands Inc.	48,961	813
*	Etsy Inc.	15,258	805
*	Liberty Media Corp-Liberty SiriusXM Class C	19,690	804
*	Grand Canyon Education Inc.	6,211	780
*	Discovery Communications Inc.	29,864	777
*	GCI Liberty Inc. Class A	12,472	776
*	Planet Fitness Inc. Class A	10,854	766
	Tapestry Inc.	37,054	765
	Cable One Inc.	581	754
*,^	Uber Technologies Inc.	23,059	751
	PVH Corp.	9,783	742
	News Corp. Class A	50,000	688
^	Williams-Sonoma Inc.	10,221	673
	Harley-Davidson Inc.	20,560	656
	Hanesbrands Inc.	47,064	643
	Fox Corp. Class B	19,585	642
	Wyndham Hotels & Resorts Inc.	12,231	628
	Leggett & Platt Inc.	16,874	628
	Toll Brothers Inc.	17,221	623
	H&R Block Inc.	25,653	621
*	Madison Square Garden Co. Class A	2,442	616
	Polaris Inc.	7,426	609
	New York Times Co. Class A	20,661	603
	Six Flags Entertainment Corp.	10,175	602
	Macy’s Inc.	40,026	591
	Ralph Lauren Corp. Class A	6,569	580
*	frontdoor Inc.	10,976	564
	Nexstar Media Group Inc. Class A	5,697	563
*	Qurate Retail Group Inc. QVC Group Class A	52,236	559
*	Skechers U.S.A. Inc. Class A	16,772	531
	Tribune Media Co. Class A	11,368	530
	Carter’s Inc.	5,772	528

2

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Wendy’s Co.	23,934	527
*	TripAdvisor Inc.	13,822	525
	Cinemark Holdings Inc.	13,699	523
	Brunswick Corp.	11,186	521
	Foot Locker Inc.	14,318	518
*	Capri Holdings Ltd.	18,762	495
	L Brands Inc.	29,896	494
*	Liberty Broadband Corp. Class A	4,545	476
*	Under Armour Inc. Class A	24,826	462
*	Tempur Sealy International Inc.	5,903	455
	Gap Inc.	28,506	450
	KAR Auction Services Inc.	16,843	447
*	Liberty Media Corp-Liberty SiriusXM Class A	10,980	445
*	Floor & Decor Holdings Inc. Class A	8,791	433
*,^	Mattel Inc.	43,936	431
*	Carvana Co. Class A	5,067	411
	Choice Hotels International Inc.	4,456	405
	Nordstrom Inc.	13,813	400
*	Under Armour Inc. Class C	23,582	399
	AMERCO	1,127	396
	World Wrestling Entertainment Inc. Class A	5,545	396
*	Hilton Grand Vacations Inc.	11,489	388
	Graham Holdings Co. Class B	544	383
*	Ollie’s Bargain Outlet Holdings Inc.	6,730	373
	Columbia Sportswear Co.	3,863	362
	Coty Inc. Class A	36,937	353
	Goodyear Tire & Rubber Co.	30,294	347
	Extended Stay America Inc.	24,695	347
	Sinclair Broadcast Group Inc. Class A	7,675	342
*	AutoNation Inc.	7,194	341
	Hyatt Hotels Corp. Class A	4,720	341
	Thor Industries Inc.	7,007	322
	Dick’s Sporting Goods Inc.	8,577	292
*	AMC Networks Inc. Class A	5,616	272
	John Wiley & Sons Inc. Class A	5,362	239
*	Urban Outfitters Inc.	9,878	231
	News Corp. Class B	16,164	229
	Penske Automotive Group Inc.	4,792	205
*	Lyft Inc. Class A	4,148	203
*	Liberty Media Corp-Liberty Formula One Class A	4,001	158
	International Game Technology plc	11,643	140
*	2U Inc.	7,538	135
	Lennar Corp. Class B	3,017	122
	Viacom Inc. Class A	4,460	122
	Lions Gate Entertainment Corp. Class B	13,544	113
	Lions Gate Entertainment Corp. Class A	5,895	53
			524,272
Consumer Staples (6.1%)
	Procter & Gamble Co.	319,260	38,385
	Coca-Cola Co.	495,358	27,265
	PepsiCo Inc.	181,050	24,755
	Philip Morris International Inc.	200,672	14,466
	Altria Group Inc.	241,614	10,568
	CVS Health Corp.	167,601	10,210
	Mondelez International Inc. Class A	183,507	10,133
	Colgate-Palmolive Co.	108,405	8,038
	Kimberly-Clark Corp.	44,069	6,219
	Walgreens Boots Alliance Inc.	99,645	5,101
	Sysco Corp.	61,641	4,582
	Constellation Brands Inc. Class A	20,489	4,187
	General Mills Inc.	77,498	4,169
	Tyson Foods Inc. Class A	37,325	3,473
*	Monster Beverage Corp.	50,043	2,936
	Hershey Co.	18,508	2,933

3

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Corteva Inc.	93,884	2,753
	Archer-Daniels-Midland Co.	71,700	2,728
	Clorox Co.	16,469	2,605
	McCormick & Co. Inc.	15,791	2,572
	Church & Dwight Co. Inc.	31,852	2,541
	Kroger Co.	101,922	2,414
	Kraft Heinz Co.	81,062	2,069
	Kellogg Co.	31,489	1,978
	Conagra Brands Inc.	62,524	1,773
	Hormel Foods Corp.	35,599	1,517
	JM Smucker Co.	14,263	1,500
	Brown-Forman Corp. Class B	24,138	1,424
	Lamb Weston Holdings Inc.	18,800	1,323
	Molson Coors Brewing Co. Class B	22,315	1,146
*	US Foods Holding Corp.	27,909	1,129
	Campbell Soup Co.	21,424	964
	Bunge Ltd.	17,598	940
*	Post Holdings Inc.	8,420	839
	Casey’s General Stores Inc.	4,826	810
	Keurig Dr Pepper Inc.	26,117	712
	Ingredion Inc.	8,765	677
	Flowers Foods Inc.	24,889	567
*	Herbalife Nutrition Ltd.	13,060	450
*	TreeHouse Foods Inc.	6,931	351
	Energizer Holdings Inc.	8,186	315
	Nu Skin Enterprises Inc. Class A	7,331	298
*,^	Beyond Meat Inc.	1,699	285
*	Sprouts Farmers Market Inc.	15,586	280
	Brown-Forman Corp. Class A	4,295	247
	Spectrum Brands Holdings Inc.	4,239	237
*	Hain Celestial Group Inc.	10,988	209
*	Pilgrim’s Pride Corp.	6,386	199
	Seaboard Corp.	32	132
			215,404
Energy (4.2%)
	Exxon Mobil Corp.	547,230	37,474
	Chevron Corp.	246,449	29,012
	ConocoPhillips	145,961	7,616
	Schlumberger Ltd.	178,567	5,791
	Phillips 66	58,608	5,780
	EOG Resources Inc.	74,938	5,560
	Kinder Morgan Inc.	252,081	5,110
	Occidental Petroleum Corp.	115,750	5,033
	Marathon Petroleum Corp.	84,915	4,179
	Valero Energy Corp.	53,899	4,058
	ONEOK Inc.	53,224	3,794
	Williams Cos. Inc.	157,005	3,705
	Pioneer Natural Resources Co.	21,485	2,652
	Hess Corp.	34,490	2,171
	Halliburton Co.	112,556	2,121
	Diamondback Energy Inc.	21,090	2,068
	Concho Resources Inc.	25,500	1,865
*	Cheniere Energy Inc.	29,766	1,777
	Baker Hughes a GE Co. Class A	65,939	1,430
	Noble Energy Inc.	61,936	1,398
	Marathon Oil Corp.	105,642	1,251
	Devon Energy Corp.	53,168	1,169
	Targa Resources Corp.	29,152	1,053
	Apache Corp.	48,672	1,050
	National Oilwell Varco Inc.	49,491	1,011
	Cabot Oil & Gas Corp.	54,338	930
	HollyFrontier Corp.	20,784	922
*	First Solar Inc.	10,788	670
*	Parsley Energy Inc. Class A	34,769	623

4

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	WPX Energy Inc.	53,948	580
	Cimarex Energy Co.	13,019	557
	Valvoline Inc.	24,118	545
	Helmerich & Payne Inc.	14,054	528
	Murphy Oil Corp.	20,823	380
	PBF Energy Inc. Class A	15,971	378
	Equitrans Midstream Corp.	26,348	355
*	Transocean Ltd.	75,606	344
	EQT Corp.	32,209	328
*	Continental Resources Inc.	10,786	315
	Kosmos Energy Ltd.	46,500	294
*	Apergy Corp.	10,496	273
*,^	Chesapeake Energy Corp.	167,274	241
	Patterson-UTI Energy Inc.	25,180	218
	Antero Midstream Corp.	29,009	206
*	Antero Resources Corp.	36,760	117
*	Centennial Resource Development Inc. Class A	23,183	112
	Range Resources Corp.	26,537	94
			147,138
Financial Services (20.7%)
*	Berkshire Hathaway Inc. Class B	252,617	51,385
	JPMorgan Chase & Co.	417,012	45,813
	Visa Inc. Class A	224,735	40,637
	Mastercard Inc. Class A	116,009	32,641
	Bank of America Corp.	1,113,270	30,626
	Wells Fargo & Co.	523,729	24,390
	Citigroup Inc.	299,540	19,275
*	PayPal Holdings Inc.	151,757	16,549
	American Tower Corp.	56,810	13,077
	Fidelity National Information Services Inc.	78,785	10,732
	American Express Co.	88,372	10,637
	CME Group Inc.	45,690	9,928
	US Bancorp	186,624	9,833
	Chubb Ltd.	58,905	9,206
	Goldman Sachs Group Inc.	42,473	8,661
	S&P Global Inc.	31,729	8,256
*	Fiserv Inc.	72,690	7,773
	Crown Castle International Corp.	53,447	7,759
	PNC Financial Services Group Inc.	58,330	7,520
	Prologis Inc.	80,995	6,773
	Intercontinental Exchange Inc.	71,745	6,707
	Marsh & McLennan Cos. Inc.	65,478	6,541
	Morgan Stanley	156,447	6,491
	BlackRock Inc.	15,304	6,467
	Equinix Inc.	10,821	6,019
	Aon plc	30,840	6,009
	Charles Schwab Corp.	154,623	5,917
	Simon Property Group Inc.	39,588	5,896
	American International Group Inc.	112,427	5,851
	Progressive Corp.	75,293	5,707
	Capital One Financial Corp.	60,455	5,237
	Public Storage	19,040	5,041
	Travelers Cos. Inc.	33,791	4,966
	Aflac Inc.	95,453	4,790
	BB&T Corp.	99,022	4,718
	Welltower Inc.	52,401	4,693
	Bank of New York Mellon Corp.	110,030	4,628
	MetLife Inc.	103,765	4,597
	Moody’s Corp.	21,253	4,582
	Allstate Corp.	42,894	4,392
	Prudential Financial Inc.	52,429	4,199
	Equity Residential	47,629	4,037
	AvalonBay Communities Inc.	18,188	3,866
	SBA Communications Corp. Class A	14,544	3,817

5

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	SunTrust Banks Inc.	57,397	3,530
	Ventas Inc.	46,177	3,389
	Global Payments Inc.	20,285	3,367
	Discover Financial Services	41,854	3,347
	T. Rowe Price Group Inc.	29,835	3,300
*	FleetCor Technologies Inc.	11,057	3,299
	Digital Realty Trust Inc.	26,670	3,297
	Willis Towers Watson plc	16,654	3,297
	Total System Services Inc.	22,660	3,041
	Realty Income Corp.	40,902	3,019
	Synchrony Financial	89,201	2,859
	Essex Property Trust Inc.	8,456	2,717
	Hartford Financial Services Group Inc.	46,487	2,709
*	Square Inc.	43,127	2,667
	M&T Bank Corp.	17,681	2,585
	Boston Properties Inc.	19,896	2,555
	Weyerhaeuser Co.	96,354	2,535
	Fifth Third Bancorp	95,334	2,522
	MSCI Inc. Class A	10,594	2,486
	State Street Corp.	48,240	2,475
	Northern Trust Corp.	25,881	2,276
	Equifax Inc.	15,421	2,257
	Ameriprise Financial Inc.	17,373	2,241
*	CBRE Group Inc. Class A	42,842	2,239
	Cincinnati Financial Corp.	19,444	2,187
	KeyCorp	130,637	2,169
	Alexandria Real Estate Equities Inc.	14,415	2,160
	Arthur J Gallagher & Co.	23,652	2,145
	HCP Inc.	61,735	2,143
	TransUnion	24,074	2,014
*	Markel Corp.	1,741	1,990
	Citizens Financial Group Inc.	58,519	1,974
	WP Carey Inc.	21,680	1,947
*	Arch Capital Group Ltd.	49,194	1,943
	Broadridge Financial Solutions Inc.	14,929	1,932
	Extra Space Storage Inc.	15,841	1,931
	First Republic Bank	21,374	1,918
	MarketAxess Holdings Inc.	4,802	1,909
	Regions Financial Corp.	129,382	1,892
	Principal Financial Group Inc.	35,432	1,886
	Mid-America Apartment Communities Inc.	14,758	1,870
	Huntington Bancshares Inc.	133,156	1,764
	UDR Inc.	35,809	1,725
	Cboe Global Markets Inc.	14,343	1,709
	Loews Corp.	33,609	1,616
	Sun Communities Inc.	10,808	1,597
	Ally Financial Inc.	50,777	1,592
	Duke Realty Corp.	46,898	1,560
	Invitation Homes Inc.	54,103	1,556
	TD Ameritrade Holding Corp.	34,941	1,552
	Annaly Capital Management Inc.	186,039	1,544
	Host Hotels & Resorts Inc.	95,185	1,527
	Fidelity National Financial Inc.	33,884	1,489
	Equity LifeStyle Properties Inc.	10,999	1,482
	Nasdaq Inc.	14,795	1,477
	Jack Henry & Associates Inc.	9,802	1,421
	Regency Centers Corp.	21,316	1,375
	Lincoln National Corp.	25,784	1,363
	Vornado Realty Trust	22,122	1,338
*	Alleghany Corp.	1,785	1,338
	E*TRADE Financial Corp.	31,690	1,323
*	Fair Isaac Corp.	3,717	1,311
	WR Berkley Corp.	18,340	1,307
	FactSet Research Systems Inc.	4,798	1,305

6

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Camden Property Trust	11,975	1,296
*	SVB Financial Group	6,642	1,293
	Raymond James Financial Inc.	16,336	1,283
	VICI Properties Inc.	57,310	1,270
	Federal Realty Investment Trust	9,677	1,250
	Western Union Co.	56,254	1,244
	Reinsurance Group of America Inc. Class A	8,065	1,242
*	Globe Life Inc.	13,848	1,236
	Everest Re Group Ltd.	5,197	1,226
	VEREIT Inc.	125,014	1,219
	Comerica Inc.	19,582	1,207
	National Retail Properties Inc.	21,099	1,185
	Iron Mountain Inc.	36,693	1,169
*	WEX Inc.	5,524	1,130
	Omega Healthcare Investors Inc.	27,412	1,115
	Brown & Brown Inc.	29,994	1,106
	CyrusOne Inc.	14,321	1,052
	Medical Properties Trust Inc.	56,158	1,044
	AGNC Investment Corp.	69,410	1,032
	Gaming and Leisure Properties Inc.	26,180	1,024
	RenaissanceRe Holdings Ltd.	5,582	1,008
	STORE Capital Corp.	26,525	1,002
	Kilroy Realty Corp.	12,842	1,000
	Liberty Property Trust	19,133	997
*	Euronet Worldwide Inc.	6,431	985
	Assurant Inc.	7,965	980
	American Financial Group Inc.	9,602	969
	Apartment Investment & Management Co.	18,945	966
	SEI Investments Co.	16,789	966
	Franklin Resources Inc.	35,992	946
	Zions Bancorp NA	22,910	941
	Kimco Realty Corp.	51,177	941
	Voya Financial Inc.	18,302	903
	Americold Realty Trust	24,495	892
	Douglas Emmett Inc.	21,054	888
	Jones Lang LaSalle Inc.	6,577	882
	CubeSmart	24,053	863
	SL Green Realty Corp.	10,730	861
	American Homes 4 Rent Class A	33,596	859
	Old Republic International Corp.	35,721	834
	Lamar Advertising Co. Class A	10,846	831
	American Campus Communities Inc.	17,712	823
	First American Financial Corp.	14,034	820
	Starwood Property Trust Inc.	34,699	813
	Invesco Ltd.	51,343	806
	Signature Bank	6,894	804
	LPL Financial Holdings Inc.	10,534	790
*	Athene Holding Ltd. Class A	20,221	786
	AXA Equitable Holdings Inc.	37,528	779
	East West Bancorp Inc.	18,725	770
	TCF Financial Corp.	19,681	759
	EPR Properties	9,632	754
	New Residential Investment Corp.	52,978	745
	People’s United Financial Inc.	51,488	740
	Healthcare Trust of America Inc. Class A	25,941	736
	Commerce Bancshares Inc.	12,591	719
	Hanover Insurance Group Inc.	5,332	710
*	Alliance Data Systems Corp.	5,700	701
	Unum Group	27,550	700
	Brixmor Property Group Inc.	37,752	696
	Erie Indemnity Co. Class A	3,134	687
	Synovus Financial Corp.	19,102	679
	New York Community Bancorp Inc.	58,353	673
	Axis Capital Holdings Ltd.	10,910	670

7

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Howard Hughes Corp.	5,272	666
	Hudson Pacific Properties Inc.	19,505	663
	First Horizon National Corp.	41,081	650
	Cousins Properties Inc.	18,554	644
	Primerica Inc.	5,377	641
	Popular Inc.	12,044	633
*	Credit Acceptance Corp.	1,390	629
	Life Storage Inc.	5,837	618
	Eaton Vance Corp.	14,282	616
	Jefferies Financial Group Inc.	32,771	611
	Park Hotels & Resorts Inc.	25,695	605
	JBG SMITH Properties	15,620	598
	Cullen/Frost Bankers Inc.	7,080	588
	MGIC Investment Corp.	45,127	571
	Highwoods Properties Inc.	13,062	564
	Prosperity Bancshares Inc.	8,639	561
	Assured Guaranty Ltd.	13,163	560
	CoreSite Realty Corp.	4,779	555
	Spirit Realty Capital Inc.	11,576	555
	Western Alliance Bancorp	12,642	549
	Kemper Corp.	7,829	548
	Wyndham Destinations Inc.	12,229	542
*	Brighthouse Financial Inc.	15,283	539
	Macerich Co.	18,698	533
	Equity Commonwealth	15,766	531
*,^	Zillow Group Inc.	15,291	526
	Webster Financial Corp.	11,702	524
	CIT Group Inc.	12,227	521
	Outfront Media Inc.	18,762	516
	Affiliated Managers Group Inc.	6,676	512
	PacWest Bancorp	14,903	508
	Hospitality Properties Trust	20,758	501
	Pinnacle Financial Partners Inc.	9,503	501
	Sterling Bancorp	26,002	496
*	CoreLogic Inc.	10,123	490
	Chimera Investment Corp.	24,926	475
	SLM Corp.	55,913	472
	Lazard Ltd. Class A	13,659	469
	Wintrust Financial Corp.	7,329	460
	FNB Corp.	42,372	455
	First Hawaiian Inc.	17,396	447
	Interactive Brokers Group Inc.	9,471	447
	Umpqua Holdings Corp.	28,435	447
	Rayonier Inc.	16,638	446
	Apple Hospitality REIT Inc.	27,750	442
	Bank of Hawaii Corp.	5,335	441
	Corporate Office Properties Trust	15,028	434
	Two Harbors Investment Corp.	34,348	434
	First Citizens BancShares Inc. Class A	946	421
	MFA Financial Inc.	58,616	420
	Weingarten Realty Investors	15,757	417
	White Mountains Insurance Group Ltd.	391	415
	Bank OZK	16,006	413
	Evercore Inc. Class A	5,158	411
	BankUnited Inc.	12,751	405
	Janus Henderson Group plc	20,900	399
	Legg Mason Inc.	10,761	396
	Morningstar Inc.	2,430	393
	Associated Banc-Corp	19,993	385
	Santander Consumer USA Holdings Inc.	13,483	352
*	Texas Capital Bancshares Inc.	6,397	345
	Navient Corp.	26,805	341
	Paramount Group Inc.	25,137	331
	Columbia Property Trust Inc.	15,483	331

8

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	BOK Financial Corp.	4,089	311
*	LendingTree Inc.	992	308
	Brandywine Realty Trust	21,400	307
	Taubman Centers Inc.	7,723	302
	OneMain Holdings Inc.	8,280	297
	Retail Properties of America Inc.	26,122	297
	Colony Capital Inc.	64,205	289
	Empire State Realty Trust Inc.	18,766	264
*	Zillow Group Inc. Class A	7,694	263
	SITE Centers Corp.	18,580	258
	Brookfield Property REIT Inc. Class A	11,970	225
	BGC Partners Inc. Class A	38,434	196
	Mercury General Corp.	3,659	196
	CNA Financial Corp.	3,961	187
	Virtu Financial Inc. Class A	5,709	107
	American National Insurance Co.	919	105
	TFS Financial Corp.	5,497	96
			729,143
Health Care (13.1%)
	Johnson & Johnson	343,199	44,053
	Merck & Co. Inc.	332,992	28,794
	UnitedHealth Group Inc.	122,182	28,591
	Pfizer Inc.	719,060	25,563
	Abbott Laboratories	222,769	19,007
	Medtronic plc	173,475	18,716
	Amgen Inc.	78,783	16,436
	Thermo Fisher Scientific Inc.	51,488	14,780
	AbbVie Inc.	190,995	12,556
	Eli Lilly & Co.	111,061	12,547
	Danaher Corp.	82,209	11,681
	Gilead Sciences Inc.	164,771	10,470
	Bristol-Myers Squibb Co.	211,248	10,155
	Stryker Corp.	44,436	9,805
*	Celgene Corp.	90,789	8,788
	Becton Dickinson and Co.	34,593	8,784
	Anthem Inc.	33,216	8,687
	Zoetis Inc.	61,878	7,823
*	Boston Scientific Corp.	179,544	7,672
*	Intuitive Surgical Inc.	14,815	7,575
	Cigna Corp.	48,191	7,420
	Allergan plc	42,380	6,769
*	Vertex Pharmaceuticals Inc.	33,176	5,972
*	Edwards Lifesciences Corp.	26,817	5,949
*	Biogen Inc.	24,996	5,493
	Baxter International Inc.	62,244	5,474
*	Illumina Inc.	18,959	5,334
	Humana Inc.	17,407	4,930
	HCA Healthcare Inc.	34,784	4,181
	Zimmer Biomet Holdings Inc.	26,425	3,678
*	IQVIA Holdings Inc.	23,209	3,601
	McKesson Corp.	24,845	3,435
*	IDEXX Laboratories Inc.	11,005	3,189
*	Regeneron Pharmaceuticals Inc.	10,587	3,071
	Agilent Technologies Inc.	40,822	2,903
	Cerner Corp.	41,913	2,888
*	Alexion Pharmaceuticals Inc.	27,719	2,793
*	Veeva Systems Inc. Class A	16,510	2,648
	ResMed Inc.	18,385	2,561
*	Centene Corp.	52,744	2,459
	Teleflex Inc.	5,950	2,165
*	Laboratory Corp. of America Holdings	12,783	2,142
*	DexCom Inc.	11,588	1,989
*	Exact Sciences Corp.	16,355	1,950
	Cooper Cos. Inc.	6,226	1,929

9

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Incyte Corp.	23,054	1,886
*	Align Technology Inc.	10,172	1,863
	Quest Diagnostics Inc.	17,379	1,779
*	WellCare Health Plans Inc.	6,450	1,746
*	BioMarin Pharmaceutical Inc.	23,213	1,742
*	Hologic Inc.	34,120	1,685
	STERIS plc	10,888	1,681
	Cardinal Health Inc.	38,217	1,648
	AmerisourceBergen Corp. Class A	19,702	1,621
	Universal Health Services Inc. Class B	10,314	1,491
	Dentsply Sirona Inc.	28,501	1,486
	West Pharmaceutical Services Inc.	9,390	1,366
*	Mylan NV	65,930	1,284
*	Elanco Animal Health Inc.	49,064	1,277
*	Varian Medical Systems Inc.	11,623	1,231
*	Insulet Corp.	7,580	1,169
	PerkinElmer Inc.	14,127	1,168
*	Neurocrine Biosciences Inc.	11,637	1,157
*	Sage Therapeutics Inc.	6,503	1,116
*	ABIOMED Inc.	5,675	1,096
*	Alnylam Pharmaceuticals Inc.	13,545	1,093
*	Ionis Pharmaceuticals Inc.	16,639	1,052
*	Seattle Genetics Inc.	14,433	1,048
*	Molina Healthcare Inc.	8,009	1,043
*	QIAGEN NV	28,498	989
*	Catalent Inc.	18,408	971
*	Masimo Corp.	6,117	937
*	Bio-Rad Laboratories Inc. Class A	2,757	931
*	DaVita Inc.	16,507	930
	Hill-Rom Holdings Inc.	8,588	925
	Bio-Techne Corp.	4,808	921
*	Jazz Pharmaceuticals plc	7,068	906
	Chemed Corp.	1,999	858
*	Sarepta Therapeutics Inc.	9,022	813
*	Charles River Laboratories International Inc.	6,160	808
	Encompass Health Corp.	12,776	777
	Perrigo Co. plc	16,312	763
*	Exelixis Inc.	38,208	758
*	PRA Health Sciences Inc.	7,440	735
*	Bluebird Bio Inc.	7,047	728
*	Medidata Solutions Inc.	7,688	704
*	Horizon Therapeutics plc	23,413	647
*	Penumbra Inc.	4,099	597
	Bruker Corp.	13,382	578
*	Integra LifeSciences Holdings Corp.	9,096	546
*	United Therapeutics Corp.	5,490	453
	Cantel Medical Corp.	4,914	452
*	Alkermes plc	20,020	420
*	ICU Medical Inc.	2,445	395
*	Guardant Health Inc.	4,388	384
*	Nektar Therapeutics Class A	21,527	378
*	Acadia Healthcare Co. Inc.	11,233	297
*	Premier Inc. Class A	7,155	252
*	Agios Pharmaceuticals Inc.	6,572	249
*	MEDNAX Inc.	10,433	220
*	Moderna Inc.	3,240	51
*	Quorum Health Corp.	35	—
			461,507
Materials & Processing (3.1%)
	Linde plc	70,085	13,240
	Ecolab Inc.	32,546	6,715
	DuPont de Nemours Inc.	96,854	6,579
	Air Products & Chemicals Inc.	28,408	6,418
	Sherwin-Williams Co.	10,722	5,648

10

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Newmont Goldcorp Corp.	105,864	4,223
	Dow Inc.	96,815	4,127
	Ingersoll-Rand plc	31,120	3,768
	Ball Corp.	42,760	3,438
	PPG Industries Inc.	30,525	3,382
	LyondellBasell Industries NV Class A	38,046	2,944
	Vulcan Materials Co.	16,904	2,388
	Fastenal Co.	73,635	2,255
	Martin Marietta Materials Inc.	8,059	2,045
	International Paper Co.	50,728	1,983
	Nucor Corp.	39,282	1,924
	Celanese Corp. Class A	16,145	1,830
	Freeport-McMoRan Inc.	186,448	1,713
	Masco Corp.	37,672	1,534
	International Flavors & Fragrances Inc.	13,665	1,500
	FMC Corp.	16,779	1,448
	CF Industries Holdings Inc.	28,260	1,362
	Packaging Corp. of America	12,071	1,214
	Eastman Chemical Co.	17,914	1,171
	Lennox International Inc.	4,597	1,167
	Royal Gold Inc.	8,592	1,146
*	Crown Holdings Inc.	16,858	1,110
	RPM International Inc.	16,395	1,109
	Westrock Co.	32,448	1,109
	AptarGroup Inc.	8,131	994
	Hexcel Corp.	11,084	933
	Albemarle Corp.	13,703	846
	Mosaic Co.	45,246	832
	Sealed Air Corp.	20,330	809
	Reliance Steel & Aluminum Co.	8,224	800
	Owens Corning	13,660	783
*	Axalta Coating Systems Ltd.	26,131	755
	Versum Materials Inc.	14,357	747
	Steel Dynamics Inc.	27,048	730
	Sonoco Products Co.	12,567	719
	Watsco Inc.	4,097	670
*	Berry Global Group Inc.	16,981	665
	Acuity Brands Inc.	5,083	637
	Armstrong World Industries Inc.	6,203	592
	Ashland Global Holdings Inc.	7,873	577
	Huntsman Corp.	27,978	557
	Scotts Miracle-Gro Co.	5,180	551
	Graphic Packaging Holding Co.	38,345	530
	WR Grace & Co.	7,285	493
	Eagle Materials Inc.	5,720	482
*	Alcoa Corp.	24,085	432
	NewMarket Corp.	879	417
	Valmont Industries Inc.	2,889	391
*	Univar Inc.	20,137	390
	Olin Corp.	21,100	358
	Timken Co.	8,725	351
	Southern Copper Corp.	10,788	341
	Silgan Holdings Inc.	10,466	311
	Cabot Corp.	7,743	310
	Chemours Co.	20,575	292
	Westlake Chemical Corp.	4,688	275
	Domtar Corp.	8,173	269
*	Element Solutions Inc.	28,634	267
	United States Steel Corp.	21,551	239
	Owens-Illinois Inc.	20,880	212
	GrafTech International Ltd.	7,103	87
	Ardagh Group SA	2,055	34
			108,168

11

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Producer Durables (9.9%)
	Boeing Co.	68,420	24,911
	Accenture plc Class A	82,236	16,297
	Honeywell International Inc.	94,179	15,504
	Union Pacific Corp.	91,394	14,802
	United Technologies Corp.	104,709	13,637
	Lockheed Martin Corp.	31,976	12,282
	3M Co.	72,226	11,680
	United Parcel Service Inc. Class B	90,033	10,683
	Automatic Data Processing Inc.	56,196	9,544
	General Electric Co.	1,117,688	9,221
	Caterpillar Inc.	71,664	8,528
	Northrop Grumman Corp.	20,447	7,522
	Raytheon Co.	36,096	6,689
	CSX Corp.	99,508	6,669
	Waste Management Inc.	54,761	6,536
	Deere & Co.	41,091	6,365
	General Dynamics Corp.	32,922	6,297
	Illinois Tool Works Inc.	41,860	6,273
	Norfolk Southern Corp.	34,334	5,976
	Johnson Controls International plc	116,119	4,957
	FedEx Corp.	31,143	4,940
	Roper Technologies Inc.	13,221	4,849
	Emerson Electric Co.	79,117	4,715
	Eaton Corp. plc	54,576	4,405
	Delta Air Lines Inc.	75,352	4,360
	TransDigm Group Inc.	6,371	3,430
	Paychex Inc.	41,528	3,393
	Southwest Airlines Co.	63,653	3,330
	Verisk Analytics Inc. Class A	20,559	3,321
	Cummins Inc.	19,893	2,969
	PACCAR Inc.	44,447	2,914
	Cintas Corp.	10,967	2,893
*	CoStar Group Inc.	4,658	2,864
	Parker-Hannifin Corp.	16,588	2,750
	Fortive Corp.	38,151	2,705
*	United Airlines Holdings Inc.	31,358	2,644
	Stanley Black & Decker Inc.	19,431	2,582
	AMETEK Inc.	29,271	2,515
	Republic Services Inc. Class A	27,871	2,487
*	Keysight Technologies Inc.	24,119	2,336
	Rockwell Automation Inc.	15,082	2,304
*	Mettler-Toledo International Inc.	3,149	2,068
*	Copart Inc.	25,296	1,907
*	Waters Corp.	8,956	1,898
	Xylem Inc.	23,134	1,772
	Dover Corp.	18,722	1,755
	Kansas City Southern	12,955	1,630
	Wabtec Corp.	23,158	1,603
	IDEX Corp.	9,654	1,590
	Expeditors International of Washington Inc.	22,042	1,567
	WW Grainger Inc.	5,688	1,557
	Jacobs Engineering Group Inc.	16,947	1,506
	CH Robinson Worldwide Inc.	17,526	1,481
*	Teledyne Technologies Inc.	4,717	1,456
*	Zebra Technologies Corp.	6,950	1,425
	Old Dominion Freight Line Inc.	8,573	1,404
	American Airlines Group Inc.	51,083	1,344
	Booz Allen Hamilton Holding Corp. Class A	17,779	1,343
	Textron Inc.	29,737	1,338
	Arconic Inc.	51,000	1,318
	Avery Dennison Corp.	10,728	1,240
*	Trimble Inc.	32,889	1,234
	JB Hunt Transport Services Inc.	11,253	1,216

12

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Allegion plc	12,171	1,172
*	United Rentals Inc.	10,246	1,153
	Huntington Ingalls Industries Inc.	5,182	1,083
	HEICO Corp. Class A	9,636	1,063
	Spirit AeroSystems Holdings Inc. Class A	13,094	1,055
	Snap-on Inc.	7,096	1,055
	Carlisle Cos. Inc.	7,165	1,039
	Toro Co.	13,866	998
	Nordson Corp.	7,282	990
	Graco Inc.	21,427	976
	Hubbell Inc. Class B	7,094	930
*	Sensata Technologies Holding plc	20,176	920
	Alaska Air Group Inc.	15,373	918
	Genpact Ltd.	21,885	896
	FLIR Systems Inc.	17,608	868
*	HD Supply Holdings Inc.	21,793	848
	AO Smith Corp.	17,909	833
*	XPO Logistics Inc.	11,723	831
	Donaldson Co. Inc.	16,793	812
	Robert Half International Inc.	15,120	808
*	Genesee & Wyoming Inc. Class A	7,276	807
	Pentair plc	21,793	783
*	Middleby Corp.	7,084	777
	Woodward Inc.	7,025	758
	HEICO Corp.	5,182	750
	BWX Technologies Inc.	12,445	737
	Flowserve Corp.	17,017	726
*	AECOM	19,748	701
	National Instruments Corp.	16,641	699
	Xerox Holdings Corp.	23,904	693
	Curtiss-Wright Corp.	5,539	679
*	JetBlue Airways Corp.	38,112	660
	Allison Transmission Holdings Inc.	14,761	656
	Lincoln Electric Holdings Inc.	7,825	646
	ManpowerGroup Inc.	7,765	635
	ITT Inc.	11,063	630
	Quanta Services Inc.	18,441	625
	Oshkosh Corp.	8,808	619
	Rollins Inc.	18,178	596
*	Kirby Corp.	7,882	580
	AGCO Corp.	8,220	568
	Landstar System Inc.	5,089	568
	Air Lease Corp. Class A	13,453	559
	Knight-Swift Transportation Holdings Inc.	16,181	552
*	Stericycle Inc.	11,382	511
	Crane Co.	6,520	497
*	Clean Harbors Inc.	6,666	490
*	Gardner Denver Holdings Inc.	16,916	485
	Littelfuse Inc.	3,004	469
*	Paylocity Holding Corp.	4,110	449
	Copa Holdings SA Class A	4,135	427
	nVent Electric plc	20,654	418
	Regal Beloit Corp.	5,570	395
	MSC Industrial Direct Co. Inc. Class A	5,724	387
	Macquarie Infrastructure Corp.	9,339	353
	Ryder System Inc.	6,752	325
*	Colfax Corp.	11,805	321
	Fluor Corp.	17,521	310
*	WESCO International Inc.	5,607	253
	Trinity Industries Inc.	13,497	236
*	Resideo Technologies Inc.	15,908	219
	Schneider National Inc. Class B	7,385	144
^	ADT Inc.	12,998	62

13

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Gates Industrial Corp. plc	4,877	42
			348,776
Technology (22.3%)
	Microsoft Corp.	977,184	134,715
	Apple Inc.	594,805	124,160
*	Facebook Inc. Class A	308,831	57,341
*	Alphabet Inc. Class C	39,365	46,770
*	Alphabet Inc. Class A	38,598	45,952
	Intel Corp.	579,023	27,451
	Cisco Systems Inc.	569,618	26,664
*	Adobe Inc.	63,037	17,935
*	salesforce.com Inc.	106,184	16,572
	International Business Machines Corp.	114,467	15,514
	Oracle Corp.	296,555	15,439
	Texas Instruments Inc.	121,313	15,012
	Broadcom Inc.	49,879	14,098
	NVIDIA Corp.	75,368	12,625
	QUALCOMM Inc.	157,027	12,212
	Intuit Inc.	32,155	9,272
*	Micron Technology Inc.	142,817	6,465
*	ServiceNow Inc.	23,745	6,217
	L3Harris Technologies Inc.	28,586	6,043
	Applied Materials Inc.	122,422	5,879
	Analog Devices Inc.	47,511	5,218
	Activision Blizzard Inc.	98,164	4,967
	Cognizant Technology Solutions Corp. Class A	73,238	4,496
*	Twitter Inc.	97,386	4,153
^	Lam Research Corp.	19,395	4,083
*	Autodesk Inc.	28,531	4,075
*	Advanced Micro Devices Inc.	129,515	4,073
	Motorola Solutions Inc.	21,322	3,857
*	Workday Inc. Class A	20,650	3,661
	HP Inc.	199,415	3,647
*	Electronic Arts Inc.	38,104	3,570
	Xilinx Inc.	32,717	3,405
*	IHS Markit Ltd.	51,197	3,359
	Amphenol Corp. Class A	37,760	3,305
	KLA Corp.	20,895	3,090
	Corning Inc.	100,755	2,806
*	VeriSign Inc.	13,622	2,777
*	Synopsys Inc.	19,315	2,739
	Microchip Technology Inc.	29,885	2,580
*	Cadence Design Systems Inc.	35,835	2,454
*	IAC/InterActiveCorp	9,589	2,442
	Hewlett Packard Enterprise Co.	176,059	2,433
*	Palo Alto Networks Inc.	11,853	2,413
*	ANSYS Inc.	10,718	2,214
*	Splunk Inc.	19,482	2,178
	Western Digital Corp.	37,924	2,172
	CDW Corp.	18,556	2,143
	Marvell Technology Group Ltd.	83,925	2,012
*	Twilio Inc. Class A	14,777	1,928
*	Take-Two Interactive Software Inc.	14,517	1,916
	Maxim Integrated Products Inc.	35,053	1,912
*	Akamai Technologies Inc.	20,761	1,850
*	Atlassian Corp. plc Class A	13,475	1,813
	Symantec Corp.	76,576	1,780
*	Arista Networks Inc.	7,598	1,722
	Skyworks Solutions Inc.	22,054	1,660
*	Okta Inc.	13,070	1,653
*	Paycom Software Inc.	6,346	1,587
	NetApp Inc.	31,724	1,525
	Leidos Holdings Inc.	17,405	1,520
	Citrix Systems Inc.	16,351	1,520

14

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Gartner Inc.	11,169	1,493
*	Fortinet Inc.	18,554	1,469
*	GoDaddy Inc. Class A	22,487	1,424
	VMware Inc. Class A	9,943	1,406
	SS&C Technologies Holdings Inc.	28,277	1,318
*	EPAM Systems Inc.	6,802	1,301
*	RingCentral Inc. Class A	9,177	1,295
*	Tyler Technologies Inc.	4,904	1,258
*	Aspen Technology Inc.	9,024	1,202
	Teradyne Inc.	21,830	1,156
	DXC Technology Co.	34,691	1,152
*	Black Knight Inc.	18,489	1,151
	Universal Display Corp.	5,587	1,148
	Amdocs Ltd.	17,620	1,141
*	Qorvo Inc.	15,827	1,131
*	Zendesk Inc.	13,942	1,118
*	Coupa Software Inc.	7,812	1,085
	Cypress Semiconductor Corp.	46,453	1,069
*	Guidewire Software Inc.	10,593	1,019
	Juniper Networks Inc.	43,820	1,015
*	HubSpot Inc.	5,072	1,013
*	Dell Technologies Inc.	19,454	1,002
*	F5 Networks Inc.	7,639	983
	Cognex Corp.	21,509	970
*	ON Semiconductor Corp.	52,119	928
*	DocuSign Inc. Class A	19,528	912
*	PTC Inc.	13,267	869
	Sabre Corp.	35,171	831
*	Alteryx Inc. Class A	5,806	827
*	Ciena Corp.	19,836	812
	Monolithic Power Systems Inc.	5,390	811
*	Proofpoint Inc.	7,001	795
*	Arrow Electronics Inc.	10,668	738
	Entegris Inc.	17,199	737
*	GrubHub Inc.	11,855	703
*	CACI International Inc. Class A	3,131	696
*	Manhattan Associates Inc.	8,197	677
	CDK Global Inc.	15,506	669
*	RealPage Inc.	10,062	641
*	Nuance Communications Inc.	36,773	618
*	Zynga Inc. Class A	108,170	618
^	Match Group Inc.	7,197	610
*	Cree Inc.	13,442	577
	Avnet Inc.	13,763	577
*	Anaplan Inc.	10,484	570
*	IPG Photonics Corp.	4,587	568
*	ViaSat Inc.	7,123	565
	Jabil Inc.	19,467	561
*	Zscaler Inc.	7,853	540
	MKS Instruments Inc.	6,894	540
*	Ceridian HCM Holding Inc.	9,280	536
*	Smartsheet Inc. Class A	10,896	530
	Dolby Laboratories Inc. Class A	8,488	523
*	NCR Corp.	15,991	504
*	Dropbox Inc. Class A	26,993	483
*	Pure Storage Inc. Class A	29,344	478
*	Teradata Corp.	15,394	475
*	MongoDB Inc.	3,061	466
*	Avalara Inc.	5,449	460
*	Coherent Inc.	3,140	455
	SYNNEX Corp.	5,281	443
*	Nutanix Inc.	18,062	438
	LogMeIn Inc.	6,512	435
*	Elastic NV	4,753	418

15

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Pegasystems Inc.	5,032	353
*	New Relic Inc.	5,956	341
*	FireEye Inc.	25,220	339
*	CommScope Holding Co. Inc.	24,340	261
*	EchoStar Corp. Class A	6,173	261
^	Ubiquiti Inc.	1,816	201
*	Covetrus Inc.	12,349	164
*	Pluralsight Inc. Class A	7,928	128
	Switch Inc.	7,487	123
*	SolarWinds Corp.	5,565	95
*	Pagerduty Inc.	1,249	49
			784,312
Utilities (5.4%)
	AT&T Inc.	943,687	33,274
	Verizon Communications Inc.	534,644	31,095
	NextEra Energy Inc.	61,749	13,528
	Duke Energy Corp.	94,280	8,744
	Dominion Energy Inc.	103,529	8,037
	Southern Co.	134,241	7,821
	Exelon Corp.	125,353	5,924
	American Electric Power Co. Inc.	63,793	5,815
	Sempra Energy	35,434	5,019
	Xcel Energy Inc.	66,551	4,274
	Public Service Enterprise Group Inc.	65,646	3,970
	WEC Energy Group Inc.	40,829	3,910
	Consolidated Edison Inc.	42,376	3,767
	Eversource Energy	41,118	3,295
	Edison International	44,584	3,222
*	T-Mobile US Inc.	40,469	3,159
	FirstEnergy Corp.	68,090	3,132
	DTE Energy Co.	23,436	3,039
	American Water Works Co. Inc.	23,169	2,950
	Entergy Corp.	24,648	2,781
	PPL Corp.	93,801	2,772
	Ameren Corp.	31,737	2,448
	CMS Energy Corp.	36,324	2,290
	Evergy Inc.	31,130	2,023
	CenterPoint Energy Inc.	64,229	1,778
	Atmos Energy Corp.	14,958	1,649
	Alliant Energy Corp.	30,319	1,590
	CenturyLink Inc.	139,310	1,585
	NiSource Inc.	47,671	1,409
	Pinnacle West Capital Corp.	14,365	1,369
	Vistra Energy Corp.	53,224	1,328
	UGI Corp.	26,872	1,308
	AES Corp.	84,867	1,301
	NRG Energy Inc.	34,099	1,241
	Aqua America Inc.	27,911	1,236
	OGE Energy Corp.	25,907	1,111
*	Zayo Group Holdings Inc.	29,258	985
*	PG&E Corp.	67,972	710
	IDACORP Inc.	6,394	702
	MDU Resources Group Inc.	25,386	683
	Hawaiian Electric Industries Inc.	14,113	627
*	Sprint Corp.	72,282	491
	National Fuel Gas Co.	10,442	488
	Avangrid Inc.	7,082	358
	Telephone & Data Systems Inc.	13,183	332
*	United States Cellular Corp.	2,194	79
			188,649
Total Common Stocks (Cost $2,668,607)			3,507,369

16

Vanguard® Russell 1000 Index Fund

Schedule of Investments

August 31, 2019

		Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund	2.249%		103,444	10,346

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill	2.135%	11/14/19	700	697
Total Temporary Cash Investments (Cost $11,043)					11,043
Total Investments (100.0%) (Cost $2,679,650)					3,518,412
Other Assets and Liabilities—Net (0.0%)[3]					565
Net Assets (100%)					3,518,977

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,163,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $7,308,000 of collateral received for securities on loan.
4	Securities with a value of $697,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (11.3%)
	Walt Disney Co.	505,097	69,330
	Walmart Inc.	406,085	46,399
	McDonald’s Corp.	186,195	40,585
	Home Depot Inc.	136,974	31,218
	Comcast Corp. Class A	690,887	30,579
	Target Corp.	136,940	14,658
	General Motors Co.	359,355	13,328
	Ford Motor Co.	1,127,515	10,339
*	Charter Communications Inc. Class A	18,978	7,773
	Aptiv plc	69,561	5,785
	Royal Caribbean Cruises Ltd.	49,693	5,182
	Carnival Corp.	115,318	5,083
	DR Horton Inc.	98,877	4,891
	MGM Resorts International	136,972	3,843
	Genuine Parts Co.	40,544	3,661
	Garmin Ltd.	41,797	3,409
	Best Buy Co. Inc.	52,396	3,335
*	Liberty Broadband Corp.	30,077	3,171
*	Dollar Tree Inc.	31,121	3,160
	Fox Corp. Class A	91,707	3,042
	Tiffany & Co.	34,793	2,953
	Aramark	70,745	2,891
	Las Vegas Sands Corp.	51,183	2,839
*	Discovery Communications Inc.	101,627	2,645
	Viacom Inc. Class B	101,830	2,544
	PulteGroup Inc.	74,544	2,520
*	Norwegian Cruise Line Holdings Ltd.	49,491	2,512
	Whirlpool Corp.	17,908	2,491
*	Liberty Media Corp-Liberty Formula One	57,850	2,415
	Lennar Corp. Class A	47,343	2,414
*	Henry Schein Inc.	38,117	2,349
	Omnicom Group Inc.	29,578	2,250
	Kohl’s Corp.	47,107	2,226
*	DISH Network Corp. Class A	64,727	2,172
*	CarMax Inc.	25,368	2,113
	Advance Auto Parts Inc.	15,126	2,087
*	LKQ Corp.	78,089	2,051
*	Mohawk Industries Inc.	17,217	2,047
	Lear Corp.	17,983	2,019
	Interpublic Group of Cos. Inc.	101,373	2,015
	Gentex Corp.	74,312	1,977
	BorgWarner Inc.	60,029	1,959
*	Caesars Entertainment Corp.	165,257	1,902
*	ServiceMaster Global Holdings Inc.	33,336	1,901
	Nielsen Holdings plc	90,289	1,874
*	Liberty Media Corp-Liberty SiriusXM Class C	45,437	1,854
	Newell Brands Inc.	109,902	1,824
*	GCI Liberty Inc. Class A	28,581	1,779
	Tapestry Inc.	84,036	1,735
	PVH Corp.	21,687	1,644
*	Grand Canyon Education Inc.	12,546	1,576
	News Corp. Class A	112,912	1,553
	Service Corp. International	33,074	1,531
*,^	Uber Technologies Inc.	45,926	1,496
	Harley-Davidson Inc.	46,406	1,480
	Leggett & Platt Inc.	38,406	1,428
	Toll Brothers Inc.	38,304	1,386
	Fortune Brands Home & Security Inc.	27,027	1,380
	Fox Corp. Class B	41,755	1,370
	Ralph Lauren Corp. Class A	15,223	1,345
	Macy’s Inc.	90,308	1,333

18

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Madison Square Garden Co. Class A	4,923	1,242
*	frontdoor Inc.	24,148	1,240
*	Discovery Communications Inc. Class A	44,404	1,226
	Six Flags Entertainment Corp.	20,532	1,215
*	Qurate Retail Group Inc. QVC Group Class A	112,242	1,202
	Williams-Sonoma Inc.	18,153	1,194
	H&R Block Inc.	49,142	1,190
	Tribune Media Co. Class A	24,924	1,161
	Cinemark Holdings Inc.	30,414	1,161
	Foot Locker Inc.	31,763	1,150
	Brunswick Corp.	24,641	1,148
	Yum! Brands Inc.	9,704	1,133
	New York Times Co. Class A	37,416	1,093
	Wyndham Hotels & Resorts Inc.	19,163	985
	Gap Inc.	61,716	974
*	Liberty Media Corp-Liberty SiriusXM Class A	24,049	974
	Yum China Holdings Inc.	19,937	906
	L Brands Inc.	54,680	903
	AMERCO	2,520	886
	Graham Holdings Co. Class B	1,206	849
	Coty Inc. Class A	82,145	784
*	Liberty Broadband Corp. Class A	7,466	782
	Hyatt Hotels Corp. Class A	10,752	776
	Goodyear Tire & Rubber Co.	66,237	760
*	Skechers U.S.A. Inc. Class A	23,862	755
	Extended Stay America Inc.	53,447	751
*	Hilton Grand Vacations Inc.	22,226	751
*	AutoNation Inc.	15,311	727
	Thor Industries Inc.	15,070	692
	Dollar General Corp.	4,431	692
	Expedia Group Inc.	5,279	687
	Dick’s Sporting Goods Inc.	19,395	660
	Carter’s Inc.	7,003	641
*	Capri Holdings Ltd.	23,697	625
	John Wiley & Sons Inc. Class A	12,574	560
	Wynn Resorts Ltd.	4,791	528
	Choice Hotels International Inc.	5,421	493
	News Corp. Class B	34,375	487
*	Urban Outfitters Inc.	20,739	485
	Penske Automotive Group Inc.	9,917	424
*	Lyft Inc. Class A	8,275	405
	CBS Corp. Class B	9,329	392
	International Game Technology plc	29,156	349
*	Under Armour Inc. Class A	18,736	349
*	WABCO Holdings Inc.	2,355	314
	Hanesbrands Inc.	22,923	313
*	Under Armour Inc. Class C	18,313	310
*,^	Mattel Inc.	30,366	298
*	Liberty Media Corp-Liberty Formula One Class A	7,392	293
	Vail Resorts Inc.	1,224	289
	Nexstar Media Group Inc. Class A	2,878	285
	Columbia Sportswear Co.	2,950	277
	Lions Gate Entertainment Corp. Class B	27,621	230
*	IAA Inc.	3,728	182
*	2U Inc.	10,011	179
	KAR Auction Services Inc.	5,533	147
	Lions Gate Entertainment Corp. Class A	15,547	140
	Polaris Inc.	1,699	139
	Dunkin’ Brands Group Inc.	1,559	129
	Lennar Corp. Class B	3,106	126
*	TripAdvisor Inc.	2,939	112
	Viacom Inc. Class A	3,025	82
	Sinclair Broadcast Group Inc. Class A	1,042	46
			430,929

19

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Consumer Staples (8.7%)
	Procter & Gamble Co.	673,271	80,947
	Philip Morris International Inc.	449,466	32,402
	CVS Health Corp.	375,169	22,855
	Mondelez International Inc. Class A	410,998	22,695
	Coca-Cola Co.	352,494	19,401
	Colgate-Palmolive Co.	243,018	18,020
	Kimberly-Clark Corp.	98,797	13,941
	Altria Group Inc.	277,084	12,120
	Walgreens Boots Alliance Inc.	223,360	11,434
	Constellation Brands Inc. Class A	45,928	9,385
	General Mills Inc.	173,345	9,326
	PepsiCo Inc.	64,799	8,860
	Tyson Foods Inc. Class A	83,140	7,735
	Corteva Inc.	216,308	6,342
	Archer-Daniels-Midland Co.	160,772	6,117
	Kroger Co.	229,873	5,443
	Kraft Heinz Co.	181,364	4,628
	Conagra Brands Inc.	138,791	3,936
	Hormel Foods Corp.	80,089	3,413
	JM Smucker Co.	31,617	3,325
	Kellogg Co.	43,927	2,759
	Molson Coors Brewing Co. Class B	50,268	2,582
*	US Foods Holding Corp.	63,187	2,556
	Lamb Weston Holdings Inc.	31,419	2,212
	Bunge Ltd.	39,852	2,129
	McCormick & Co. Inc.	12,605	2,053
	Keurig Dr Pepper Inc.	59,468	1,622
	Ingredion Inc.	19,603	1,515
	Casey’s General Stores Inc.	7,787	1,307
	Flowers Foods Inc.	57,044	1,301
	Clorox Co.	6,720	1,063
*	Post Holdings Inc.	10,186	1,015
	Campbell Soup Co.	20,632	928
*	Herbalife Nutrition Ltd.	24,699	850
	Hershey Co.	5,231	829
	Energizer Holdings Inc.	18,118	698
*	TreeHouse Foods Inc.	13,130	665
	Nu Skin Enterprises Inc. Class A	15,619	635
*,^	Beyond Meat Inc.	3,776	633
	Spectrum Brands Holdings Inc.	10,048	561
*	Hain Celestial Group Inc.	25,907	494
*	Sprouts Farmers Market Inc.	17,669	317
*	Pilgrim’s Pride Corp.	9,805	306
	Seaboard Corp.	71	293
	Brown-Forman Corp. Class B	2,933	173
	Brown-Forman Corp. Class A	1,255	72
			331,893
Energy (8.4%)
	Exxon Mobil Corp.	1,224,368	83,845
	Chevron Corp.	551,409	64,912
	ConocoPhillips	327,698	17,099
	Schlumberger Ltd.	399,684	12,962
	Phillips 66	131,319	12,952
	EOG Resources Inc.	167,903	12,457
	Kinder Morgan Inc.	564,626	11,445
	Occidental Petroleum Corp.	259,320	11,275
	Marathon Petroleum Corp.	189,959	9,348
	Valero Energy Corp.	120,444	9,067
	Williams Cos. Inc.	350,789	8,279
	ONEOK Inc.	81,156	5,785
	Hess Corp.	77,318	4,867
	Halliburton Co.	250,937	4,728
	Concho Resources Inc.	57,774	4,226

20

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Diamondback Energy Inc.	37,464	3,674
	Pioneer Natural Resources Co.	27,671	3,415
	Baker Hughes a GE Co. Class A	148,479	3,220
	Noble Energy Inc.	136,667	3,086
	Marathon Oil Corp.	235,376	2,787
	Devon Energy Corp.	121,332	2,668
	Targa Resources Corp.	67,201	2,427
	Apache Corp.	110,234	2,378
	National Oilwell Varco Inc.	113,836	2,326
	HollyFrontier Corp.	45,734	2,029
*	Cheniere Energy Inc.	28,792	1,719
*	First Solar Inc.	24,064	1,494
*	WPX Energy Inc.	119,328	1,284
	Cimarex Energy Co.	29,333	1,255
	Valvoline Inc.	53,645	1,212
	Helmerich & Payne Inc.	30,354	1,141
	Murphy Oil Corp.	46,946	856
	PBF Energy Inc. Class A	33,941	804
	Cabot Oil & Gas Corp.	44,256	758
*	Transocean Ltd.	163,393	743
	EQT Corp.	72,351	736
*	Continental Resources Inc.	24,728	722
	Equitrans Midstream Corp.	52,099	703
	Kosmos Energy Ltd.	102,967	651
*	Parsley Energy Inc. Class A	32,756	587
*	Apergy Corp.	21,992	571
*,^	Chesapeake Energy Corp.	370,914	534
	Patterson-UTI Energy Inc.	58,358	505
^	Antero Midstream Corp.	64,185	456
*	Centennial Resource Development Inc. Class A	51,734	249
*	Antero Resources Corp.	75,121	238
	Range Resources Corp.	59,442	211
			318,686
Financial Services (29.2%)
*	Berkshire Hathaway Inc. Class B	565,508	115,030
	JPMorgan Chase & Co.	932,664	102,462
	Bank of America Corp.	2,488,314	68,454
	Wells Fargo & Co.	1,171,220	54,544
	Citigroup Inc.	668,999	43,050
	CME Group Inc.	102,329	22,235
	US Bancorp	418,102	22,030
	Chubb Ltd.	131,534	20,556
	Goldman Sachs Group Inc.	95,107	19,393
	PNC Financial Services Group Inc.	130,487	16,824
	Prologis Inc.	181,445	15,172
	Morgan Stanley	350,714	14,551
	BlackRock Inc.	34,201	14,452
	American International Group Inc.	251,317	13,079
	Capital One Financial Corp.	134,939	11,688
	Aflac Inc.	213,022	10,689
	American Express Co.	87,468	10,529
	BB&T Corp.	220,887	10,525
	Welltower Inc.	117,219	10,498
	Bank of New York Mellon Corp.	246,483	10,367
	MetLife Inc.	232,648	10,306
	Allstate Corp.	96,233	9,853
	Prudential Financial Inc.	117,627	9,421
	Fidelity National Information Services Inc.	68,255	9,298
	Travelers Cos. Inc.	63,247	9,295
	Intercontinental Exchange Inc.	96,728	9,042
	Equity Residential	105,871	8,974
	Progressive Corp.	113,292	8,588
	AvalonBay Communities Inc.	40,291	8,564
	SunTrust Banks Inc.	128,523	7,905

21

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Ventas Inc.	103,250	7,578
	Digital Realty Trust Inc.	59,913	7,407
	Willis Towers Watson plc	37,175	7,360
	Realty Income Corp.	90,867	6,707
	Essex Property Trust Inc.	18,919	6,078
	Hartford Financial Services Group Inc.	103,904	6,056
	Boston Properties Inc.	44,962	5,774
	M&T Bank Corp.	39,420	5,764
	Weyerhaeuser Co.	215,370	5,666
	Fifth Third Bancorp	213,029	5,635
	State Street Corp.	107,790	5,531
	Charles Schwab Corp.	138,771	5,311
	T. Rowe Price Group Inc.	47,564	5,262
	Northern Trust Corp.	57,923	5,093
	Cincinnati Financial Corp.	44,027	4,953
	Discover Financial Services	61,075	4,884
	KeyCorp	293,408	4,871
	HCP Inc.	138,985	4,824
	Alexandria Real Estate Equities Inc.	32,114	4,812
	Synchrony Financial	145,631	4,667
	Citizens Financial Group Inc.	132,315	4,464
	WP Carey Inc.	49,010	4,401
	Ameriprise Financial Inc.	33,591	4,333
	Regions Financial Corp.	292,069	4,270
	Principal Financial Group Inc.	80,122	4,264
	Mid-America Apartment Communities Inc.	32,690	4,141
*	Markel Corp.	3,608	4,124
	Huntington Bancshares Inc.	301,605	3,996
	Arthur J Gallagher & Co.	41,676	3,780
*	Arch Capital Group Ltd.	95,260	3,763
	UDR Inc.	76,104	3,667
	Loews Corp.	75,420	3,625
	Ally Financial Inc.	114,950	3,604
	First Republic Bank	39,555	3,549
	Annaly Capital Management Inc.	422,211	3,504
	Invitation Homes Inc.	121,659	3,499
	Duke Realty Corp.	103,906	3,457
	Host Hotels & Resorts Inc.	211,237	3,388
	Fidelity National Financial Inc.	76,161	3,347
	Nasdaq Inc.	33,366	3,331
*	CBRE Group Inc. Class A	60,891	3,183
	Regency Centers Corp.	48,114	3,104
	Lincoln National Corp.	58,059	3,070
	Vornado Realty Trust	49,912	3,018
	WR Berkley Corp.	41,490	2,956
	Camden Property Trust	26,990	2,922
	VICI Properties Inc.	131,333	2,910
	Cboe Global Markets Inc.	24,092	2,871
	Federal Realty Investment Trust	21,977	2,840
*	Globe Life Inc.	31,255	2,790
	Reinsurance Group of America Inc. Class A	18,039	2,777
	Sun Communities Inc.	18,703	2,764
	Public Storage	10,408	2,755
	VEREIT Inc.	281,991	2,749
*	Alleghany Corp.	3,617	2,710
*	SVB Financial Group	13,872	2,700
	National Retail Properties Inc.	47,047	2,642
	Comerica Inc.	42,645	2,629
	Omega Healthcare Investors Inc.	62,965	2,561
	E*TRADE Financial Corp.	57,764	2,411
	CyrusOne Inc.	32,442	2,383
	Brown & Brown Inc.	64,230	2,369
	Iron Mountain Inc.	74,329	2,367
	AGNC Investment Corp.	156,633	2,329

22

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Medical Properties Trust Inc.	124,850	2,321
	Gaming and Leisure Properties Inc.	59,071	2,311
	Liberty Property Trust	43,127	2,248
	Kilroy Realty Corp.	28,752	2,239
	STORE Capital Corp.	58,958	2,226
	Raymond James Financial Inc.	27,988	2,197
	Assurant Inc.	17,783	2,187
	Zions Bancorp NA	52,932	2,175
	Western Union Co.	97,456	2,156
	Kimco Realty Corp.	117,187	2,154
	American Financial Group Inc.	21,320	2,153
	Apartment Investment & Management Co.	42,027	2,143
	Franklin Resources Inc.	81,388	2,139
	SL Green Realty Corp.	24,786	1,988
	CubeSmart	54,781	1,966
	Douglas Emmett Inc.	45,869	1,936
	Voya Financial Inc.	38,845	1,916
	Everest Re Group Ltd.	8,114	1,914
	Old Republic International Corp.	81,902	1,913
	First American Financial Corp.	31,720	1,854
	Starwood Property Trust Inc.	79,072	1,853
	American Campus Communities Inc.	38,902	1,808
	Marsh & McLennan Cos. Inc.	18,018	1,800
	Invesco Ltd.	114,547	1,798
	East West Bancorp Inc.	43,460	1,788
	AXA Equitable Holdings Inc.	85,598	1,778
	Jones Lang LaSalle Inc.	13,262	1,778
	TCF Financial Corp.	43,851	1,691
	EPR Properties	21,309	1,667
	New Residential Investment Corp.	118,035	1,661
	Healthcare Trust of America Inc. Class A	57,985	1,644
	People’s United Financial Inc.	112,845	1,622
	Commerce Bancshares Inc.	28,328	1,617
	Hanover Insurance Group Inc.	11,839	1,576
	Unum Group	62,019	1,576
	Brixmor Property Group Inc.	84,481	1,557
	Hudson Pacific Properties Inc.	44,977	1,529
	Simon Property Group Inc.	10,257	1,528
	New York Community Bancorp Inc.	132,277	1,526
	First Horizon National Corp.	93,521	1,480
	Popular Inc.	27,977	1,471
	Cousins Properties Inc.	41,419	1,437
*,^	Alliance Data Systems Corp.	11,568	1,422
	RenaissanceRe Holdings Ltd.	7,870	1,421
	Synovus Financial Corp.	39,612	1,408
	Jefferies Financial Group Inc.	75,247	1,403
	Life Storage Inc.	13,207	1,399
	Eaton Vance Corp.	31,798	1,371
	Park Hotels & Resorts Inc.	57,263	1,349
	Axis Capital Holdings Ltd.	21,737	1,334
	Cullen/Frost Bankers Inc.	16,071	1,334
	JBG SMITH Properties	34,760	1,330
	MGIC Investment Corp.	100,759	1,275
	Highwoods Properties Inc.	29,054	1,255
*,^	Zillow Group Inc.	35,906	1,236
	Assured Guaranty Ltd.	29,050	1,236
	Prosperity Bancshares Inc.	18,972	1,232
	Webster Financial Corp.	27,200	1,217
	Spirit Realty Capital Inc.	24,707	1,184
	Wyndham Destinations Inc.	26,310	1,167
*	Brighthouse Financial Inc.	32,977	1,163
	Equity Commonwealth	34,212	1,152
	Macerich Co.	40,205	1,147
	PacWest Bancorp	33,540	1,143

23

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Pinnacle Financial Partners Inc.	21,315	1,123
	Sterling Bancorp	58,855	1,122
	Hospitality Properties Trust	46,372	1,119
	Affiliated Managers Group Inc.	14,493	1,111
	SEI Investments Co.	19,266	1,108
	CIT Group Inc.	25,138	1,071
	American Homes 4 Rent Class A	41,763	1,068
	Western Alliance Bancorp	24,603	1,068
*	CoreLogic Inc.	21,605	1,046
	SLM Corp.	122,949	1,038
*	Athene Holding Ltd. Class A	26,424	1,027
	Chimera Investment Corp.	52,975	1,010
	Wintrust Financial Corp.	15,984	1,004
	Kemper Corp.	14,200	994
	FNB Corp.	92,181	991
*	Howard Hughes Corp.	7,845	991
	First Hawaiian Inc.	38,478	989
	Rayonier Inc.	36,859	988
	Umpqua Holdings Corp.	62,695	985
	Two Harbors Investment Corp.	77,653	981
	Corporate Office Properties Trust	33,395	965
	Apple Hospitality REIT Inc.	59,789	952
	Bank of Hawaii Corp.	11,493	950
	White Mountains Insurance Group Ltd.	893	947
	First Citizens BancShares Inc.Class A	2,120	943
	Outfront Media Inc.	33,930	932
	MFA Financial Inc.	127,662	915
	Weingarten Realty Investors	34,454	913
	Signature Bank	7,786	908
	Bank OZK	34,563	892
	Janus Henderson Group plc	46,614	891
	Associated Banc-Corp	46,057	886
	Legg Mason Inc.	24,056	885
	BankUnited Inc.	27,615	877
	Extra Space Storage Inc.	6,689	816
	Santander Consumer USA Holdings Inc.	30,230	789
*	Texas Capital Bancshares Inc.	14,272	769
	Equifax Inc.	5,242	767
	Navient Corp.	59,931	764
	Paramount Group Inc.	57,311	755
	Interactive Brokers Group Inc.	15,150	715
	Brandywine Realty Trust	49,606	712
	Columbia Property Trust Inc.	33,125	709
	BOK Financial Corp.	9,251	704
	Retail Properties of America Inc.	60,662	689
	OneMain Holdings Inc.	18,579	666
	Lazard Ltd. Class A	19,112	656
	Taubman Centers Inc.	16,634	650
	Evercore Inc. Class A	7,450	594
	Empire State Realty Trust Inc.	41,675	586
	Colony Capital Inc.	128,537	578
	SITE Centers Corp.	39,780	551
*	Zillow Group Inc. Class A	16,037	548
	Erie Indemnity Co. Class A	2,360	518
	TD Ameritrade Holding Corp.	10,031	446
	BGC Partners Inc. Class A	85,880	438
	Mercury General Corp.	7,777	416
	Primerica Inc.	3,331	397
	CNA Financial Corp.	8,030	378
	Jack Henry & Associates Inc.	2,558	371
	CoreSite Realty Corp.	2,300	267
	TFS Financial Corp.	13,908	244
	American National Insurance Co.	2,105	240
*	Credit Acceptance Corp.	378	171

24

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Virtu Financial Inc. Class A	7,579	143
			1,111,160
Health Care (12.1%)
	Johnson & Johnson	652,278	83,726
	Pfizer Inc.	1,609,301	57,211
	Medtronic plc	388,151	41,878
	Danaher Corp.	174,386	24,779
	Abbott Laboratories	282,546	24,107
	Gilead Sciences Inc.	316,136	20,087
	Becton Dickinson and Co.	70,822	17,983
	Allergan plc	94,766	15,136
	Anthem Inc.	52,679	13,777
	Bristol-Myers Squibb Co.	279,452	13,433
	Cigna Corp.	74,959	11,541
	Thermo Fisher Scientific Inc.	36,752	10,550
	Zimmer Biomet Holdings Inc.	59,451	8,276
*	Biogen Inc.	36,643	8,052
	McKesson Corp.	49,200	6,803
	Baxter International Inc.	73,841	6,494
	Humana Inc.	22,225	6,294
	Agilent Technologies Inc.	83,283	5,922
*	Regeneron Pharmaceuticals Inc.	18,784	5,448
*	IQVIA Holdings Inc.	29,629	4,597
*	Laboratory Corp. of America Holdings	26,751	4,482
	Quest Diagnostics Inc.	38,599	3,951
	HCA Healthcare Inc.	31,637	3,803
	Cooper Cos. Inc.	12,225	3,787
	Cardinal Health Inc.	85,729	3,698
	STERIS plc	22,747	3,512
	Universal Health Services Inc. Class B	23,289	3,367
	Merck & Co. Inc.	38,767	3,352
	Dentsply Sirona Inc.	64,170	3,346
	Amgen Inc.	14,248	2,972
*	Mylan NV	148,504	2,891
*	Elanco Animal Health Inc.	108,041	2,811
*	Catalent Inc.	42,133	2,222
*	QIAGEN NV	63,958	2,219
	PerkinElmer Inc.	25,273	2,090
*	Bio-Rad Laboratories Inc. Class A	6,161	2,081
*	DaVita Inc.	36,822	2,076
	Perrigo Co. plc	36,653	1,715
*	Bluebird Bio Inc.	15,984	1,651
*	Alexion Pharmaceuticals Inc.	15,282	1,540
*	Horizon Therapeutics plc	46,217	1,277
*	Integra LifeSciences Holdings Corp.	20,783	1,247
*	United Therapeutics Corp.	12,284	1,014
*	Exelixis Inc.	50,195	996
	Hill-Rom Holdings Inc.	9,188	989
*	Alkermes plc	44,364	931
*	Centene Corp.	19,104	891
	Encompass Health Corp.	13,766	837
*	Hologic Inc.	14,924	737
	West Pharmaceutical Services Inc.	5,060	736
*	Nektar Therapeutics Class A	40,452	711
*	Acadia Healthcare Co. Inc.	24,718	654
*	ICU Medical Inc.	3,801	615
*	Premier Inc. Class A	14,750	520
*	Molina Healthcare Inc.	3,937	513
*	MEDNAX Inc.	23,893	504
*	Agios Pharmaceuticals Inc.	13,109	497
	Cantel Medical Corp.	4,549	418
*	Alnylam Pharmaceuticals Inc.	4,914	397
*	WellCare Health Plans Inc.	1,339	363
*	Jazz Pharmaceuticals plc	1,763	226

25

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Moderna Inc.	1,119	18
			458,751
Materials & Processing (4.4%)
	Linde plc	156,965	29,652
	DuPont de Nemours Inc.	217,142	14,750
	Air Products & Chemicals Inc.	54,559	12,326
	Newmont Goldcorp Corp.	235,898	9,410
	Dow Inc.	217,148	9,257
	LyondellBasell Industries NV Class A	84,686	6,553
	PPG Industries Inc.	46,249	5,124
	International Paper Co.	115,200	4,504
	Nucor Corp.	87,803	4,301
	Celanese Corp. Class A	36,320	4,118
	Freeport-McMoRan Inc.	416,616	3,829
	Masco Corp.	84,467	3,440
	International Flavors & Fragrances Inc.	30,670	3,366
	FMC Corp.	37,882	3,270
	Martin Marietta Materials Inc.	12,489	3,169
	CF Industries Holdings Inc.	57,597	2,776
	Packaging Corp. of America	27,040	2,720
	Eastman Chemical Co.	40,048	2,618
	Westrock Co.	73,537	2,513
	RPM International Inc.	31,161	2,109
	Albemarle Corp.	30,503	1,883
	Mosaic Co.	101,829	1,873
	Reliance Steel & Aluminum Co.	19,065	1,854
	Owens Corning	31,257	1,793
	Royal Gold Inc.	12,989	1,732
	Steel Dynamics Inc.	61,803	1,669
	Sealed Air Corp.	41,842	1,666
	Sonoco Products Co.	28,895	1,653
	Watsco Inc.	9,360	1,531
	AptarGroup Inc.	10,769	1,316
	Ashland Global Holdings Inc.	17,738	1,299
	Huntsman Corp.	63,530	1,265
*	Axalta Coating Systems Ltd.	40,697	1,175
	Graphic Packaging Holding Co.	83,707	1,156
	Acuity Brands Inc.	8,291	1,040
*	Crown Holdings Inc.	15,671	1,032
*	Alcoa Corp.	52,861	948
*	Berry Global Group Inc.	23,110	904
*	Univar Inc.	44,903	869
	Valmont Industries Inc.	6,100	826
	Olin Corp.	46,830	795
	Timken Co.	19,101	767
	Chemours Co.	46,500	659
	Silgan Holdings Inc.	22,135	659
	Cabot Corp.	16,428	657
	Westlake Chemical Corp.	10,050	589
	Domtar Corp.	17,850	588
	United States Steel Corp.	48,892	541
	Ingersoll-Rand plc	4,152	503
	Fastenal Co.	15,466	474
	Owens-Illinois Inc.	44,065	448
	Vulcan Materials Co.	3,025	427
*	Element Solutions Inc.	40,106	374
	GrafTech International Ltd.	18,854	230
	Lennox International Inc.	878	223
	Southern Copper Corp.	6,511	206
	Eagle Materials Inc.	2,289	193
	Hexcel Corp.	1,612	136
	NewMarket Corp.	224	106

26

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Ardagh Group SA	4,826	81
			165,945
Producer Durables (8.9%)
	United Technologies Corp.	234,553	30,548
	General Electric Co.	2,503,860	20,657
	Honeywell International Inc.	107,775	17,742
	Caterpillar Inc.	147,824	17,591
	General Dynamics Corp.	68,857	13,170
	Deere & Co.	81,980	12,699
	Norfolk Southern Corp.	66,831	11,632
	Johnson Controls International plc	260,040	11,101
	FedEx Corp.	69,608	11,041
	Eaton Corp. plc	122,625	9,898
	Emerson Electric Co.	162,442	9,680
	CSX Corp.	142,419	9,545
	Roper Technologies Inc.	25,062	9,192
	Delta Air Lines Inc.	134,226	7,766
	Cummins Inc.	44,330	6,617
	PACCAR Inc.	97,776	6,410
	Parker-Hannifin Corp.	37,165	6,161
	3M Co.	37,969	6,140
	Stanley Black & Decker Inc.	43,902	5,833
	Raytheon Co.	30,726	5,694
	Republic Services Inc. Class A	57,355	5,119
	Fortive Corp.	66,390	4,707
*	United Airlines Holdings Inc.	54,545	4,599
	Kansas City Southern	29,289	3,685
	Jacobs Engineering Group Inc.	38,111	3,387
	Waste Management Inc.	26,794	3,198
*	Teledyne Technologies Inc.	10,328	3,187
	Textron Inc.	67,317	3,029
	Southwest Airlines Co.	57,071	2,986
	Arconic Inc.	115,011	2,972
	American Airlines Group Inc.	103,242	2,716
	Wabtec Corp.	37,238	2,577
	Snap-on Inc.	15,872	2,360
*	Trimble Inc.	60,352	2,264
	Dover Corp.	23,645	2,216
*	HD Supply Holdings Inc.	49,527	1,927
	JB Hunt Transport Services Inc.	17,627	1,904
	Old Dominion Freight Line Inc.	11,015	1,804
	Pentair plc	49,842	1,790
	FLIR Systems Inc.	35,976	1,773
	IDEX Corp.	10,756	1,772
*	AECOM	45,472	1,613
	AO Smith Corp.	34,198	1,591
	Xerox Holdings Corp.	52,971	1,536
	Curtiss-Wright Corp.	12,463	1,528
	National Instruments Corp.	36,194	1,520
*	Genesee & Wyoming Inc. Class A	13,478	1,494
	Oshkosh Corp.	20,419	1,435
	ITT Inc.	24,957	1,421
	TransDigm Group Inc.	2,634	1,418
	ManpowerGroup Inc.	16,951	1,386
*	JetBlue Airways Corp.	79,904	1,384
	AGCO Corp.	18,088	1,250
	Flowserve Corp.	29,246	1,248
*	Kirby Corp.	16,887	1,243
	Air Lease Corp. Class A	29,418	1,222
	Knight-Swift Transportation Holdings Inc.	35,602	1,215
*	Sensata Technologies Holding plc	26,210	1,195
*	Stericycle Inc.	26,222	1,177
	AMETEK Inc.	13,368	1,149
	Alaska Air Group Inc.	18,632	1,113

27

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Crane Co.	14,267	1,088
*	Clean Harbors Inc.	14,660	1,078
*	Gardner Denver Holdings Inc.	37,085	1,064
	Littelfuse Inc.	6,810	1,063
	Quanta Services Inc.	31,029	1,052
	Expeditors International of Washington Inc.	14,056	999
	Copa Holdings SA Class A	8,917	920
	Hubbell Inc. Class B	6,938	910
	nVent Electric plc	44,527	902
	Regal Beloit Corp.	12,131	860
	MSC Industrial Direct Co. Inc. Class A	12,424	840
	Macquarie Infrastructure Corp.	20,889	790
*	XPO Logistics Inc.	10,927	774
	CH Robinson Worldwide Inc.	9,011	761
*	Colfax Corp.	27,042	736
*	United Rentals Inc.	6,508	733
	Ryder System Inc.	14,800	713
	Fluor Corp.	39,769	703
	Allegion plc	6,573	633
*	WESCO International Inc.	12,702	573
	Trinity Industries Inc.	30,292	529
	Huntington Ingalls Industries Inc.	2,382	498
*	Resideo Technologies Inc.	34,998	482
	BWX Technologies Inc.	6,925	410
	Carlisle Cos. Inc.	2,272	329
	Schneider National Inc. Class B	15,767	306
	Woodward Inc.	2,832	305
	Spirit AeroSystems Holdings Inc. Class A	2,927	236
	Nordson Corp.	1,471	200
	Avery Dennison Corp.	1,563	181
^	ADT Inc.	32,718	156
	Landstar System Inc.	1,068	119
*	Gates Industrial Corp. plc	13,553	118
	Lincoln Electric Holdings Inc.	981	81
			337,369
Technology (6.1%)
	Intel Corp.	1,296,048	61,446
*	Micron Technology Inc.	319,765	14,476
	International Business Machines Corp.	101,247	13,722
	Activision Blizzard Inc.	206,802	10,464
	Analog Devices Inc.	91,954	10,099
	Cognizant Technology Solutions Corp. Class A	151,506	9,301
	HP Inc.	424,026	7,755
	L3Harris Technologies Inc.	31,741	6,710
	Applied Materials Inc.	127,723	6,133
	Hewlett Packard Enterprise Co.	397,107	5,488
	Western Digital Corp.	84,980	4,867
	Marvell Technology Group Ltd.	188,674	4,523
	Corning Inc.	153,842	4,285
	Microchip Technology Inc.	48,131	4,155
	Symantec Corp.	173,734	4,039
	Skyworks Solutions Inc.	47,141	3,548
	Leidos Holdings Inc.	39,230	3,427
*	IHS Markit Ltd.	43,231	2,836
	Maxim Integrated Products Inc.	48,925	2,668
	Amdocs Ltd.	39,710	2,571
	DXC Technology Co.	77,105	2,561
*	Qorvo Inc.	35,440	2,532
	Cypress Semiconductor Corp.	105,405	2,425
*	Take-Two Interactive Software Inc.	17,450	2,303
*	IAC/InterActiveCorp	9,011	2,295
	Juniper Networks Inc.	98,829	2,289
	Motorola Solutions Inc.	12,559	2,272
*	ON Semiconductor Corp.	118,220	2,104

28

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Autodesk Inc.	14,575	2,082
*	VeriSign Inc.	9,618	1,961
*	Ciena Corp.	44,967	1,841
*	Arrow Electronics Inc.	24,606	1,703
*	CACI International Inc. Class A	7,249	1,611
	Sabre Corp.	66,080	1,562
*	Nuance Communications Inc.	82,742	1,391
	Avnet Inc.	29,982	1,256
*	ViaSat Inc.	15,820	1,255
*	Cree Inc.	28,323	1,216
	MKS Instruments Inc.	15,366	1,203
*	IPG Photonics Corp.	9,381	1,161
	Lam Research Corp.	5,205	1,096
*	Zynga Inc. Class A	188,646	1,077
*	Coherent Inc.	6,830	990
	SYNNEX Corp.	11,748	985
	Jabil Inc.	33,272	959
	Dolby Laboratories Inc. Class A	15,496	954
	LogMeIn Inc.	13,961	933
*	Electronic Arts Inc.	8,152	764
*	Dell Technologies Inc.	11,841	610
*	CommScope Holding Co. Inc.	54,325	583
*	EchoStar Corp. Class A	13,488	570
*	Covetrus Inc.	27,575	366
	Citrix Systems Inc.	3,927	365
*	Akamai Technologies Inc.	3,936	351
	SS&C Technologies Holdings Inc.	6,052	282
*	Ceridian HCM Holding Inc.	3,840	222
*	F5 Networks Inc.	1,601	206
*	SolarWinds Corp.	9,114	155
			231,004
Utilities (10.9%)
	AT&T Inc.	2,112,259	74,478
	Verizon Communications Inc.	1,197,115	69,624
	NextEra Energy Inc.	137,941	30,220
	Duke Energy Corp.	210,532	19,525
	Dominion Energy Inc.	231,783	17,993
	Southern Co.	301,007	17,537
	Exelon Corp.	280,598	13,261
	American Electric Power Co. Inc.	142,597	12,998
	Sempra Energy	79,339	11,237
	Xcel Energy Inc.	148,679	9,548
	Public Service Enterprise Group Inc.	145,740	8,813
	WEC Energy Group Inc.	91,184	8,733
	Consolidated Edison Inc.	94,900	8,437
	Eversource Energy	91,584	7,339
	Edison International	99,788	7,212
	FirstEnergy Corp.	153,251	7,049
	DTE Energy Co.	52,734	6,837
	American Water Works Co. Inc.	52,080	6,631
	Entergy Corp.	55,057	6,213
	PPL Corp.	208,621	6,165
	Ameren Corp.	70,874	5,468
	CMS Energy Corp.	81,957	5,167
	Evergy Inc.	70,625	4,591
	CenterPoint Energy Inc.	144,459	4,000
	Alliant Energy Corp.	69,990	3,671
	Atmos Energy Corp.	33,299	3,671
	CenturyLink Inc.	313,349	3,566
*	T-Mobile US Inc.	43,150	3,368
	NiSource Inc.	107,491	3,176
	Pinnacle West Capital Corp.	32,467	3,094
	Vistra Energy Corp.	120,085	2,996
	AES Corp.	191,178	2,931

29

Vanguard® Russell 1000 Value Index Fund

Schedule of Investments

August 31, 2019

				Shares	Market Value ($000)
	UGI Corp.			60,144	2,927
	NRG Energy Inc.			76,925	2,800
	Aqua America Inc.			62,387	2,763
	OGE Energy Corp.			56,861	2,438
*	PG&E Corp.			152,825	1,597
	IDACORP Inc.			14,306	1,571
	MDU Resources Group Inc.			57,971	1,559
	Hawaiian Electric Industries Inc.			30,812	1,368
*	Sprint Corp.			161,162	1,094
	National Fuel Gas Co.			23,280	1,088
	Avangrid Inc.			16,769	847
	Telephone & Data Systems Inc.			28,463	717
*	United States Cellular Corp.			4,531	163
					416,481
Total Common Stocks (Cost $3,650,199)					3,802,218

		Coupon
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2,3	Vanguard Market Liquidity Fund	2.249%		45,710	4,571

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill	1.954%	11/7/19	300	299
4	United States Treasury Bill	2.135%	11/14/19	100	100
					399
Total Temporary Cash Investments (Cost $4,970)					4,970
Total Investments (100.1%) (Cost $3,655,169)					3,807,188
Other Assets and Liabilities—Net (-0.1%)[3,4]					(4,195)
Net Assets (100%)					3,802,993

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,290,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $4,567,000 of collateral received for securities on loan.
4	Securities with a value of $100,000 and cash of $134,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (18.3%)
*	Amazon.com Inc.	175,707	312,107
	Home Depot Inc.	266,842	60,816
	Costco Wholesale Corp.	186,635	55,013
*	Netflix Inc.	179,034	52,591
	Starbucks Corp.	514,440	49,674
	NIKE Inc. Class B	524,288	44,302
	Comcast Corp. Class A	899,806	39,825
	Lowe’s Cos. Inc.	338,867	38,021
*	Booking Holdings Inc.	18,361	36,105
	TJX Cos. Inc.	515,343	28,328
	Estee Lauder Cos. Inc. Class A	91,020	18,021
*	Charter Communications Inc. Class A	39,893	16,340
	Ross Stores Inc.	152,500	16,167
	Dollar General Corp.	103,393	16,139
	Marriott International Inc.Class A	117,830	14,854
	eBay Inc.	351,164	14,148
	Yum! Brands Inc.	115,700	13,511
*,^	Tesla Inc.	59,776	13,486
*	O’Reilly Automotive Inc.	32,793	12,585
*	AutoZone Inc.	10,541	11,613
	McDonald’s Corp.	52,411	11,424
	Hilton Worldwide Holdings Inc.	121,639	11,236
	VF Corp.	130,341	10,681
*	Lululemon Athletica Inc.	50,130	9,257
*	Chipotle Mexican Grill Inc. Class A	10,854	9,100
*	Spotify Technology SA	50,139	6,766
	Expedia Group Inc.	50,895	6,621
	Darden Restaurants Inc.	52,306	6,328
*	Ulta Beauty Inc.	23,951	5,694
	Yum China Holdings Inc.	124,385	5,651
*	Burlington Stores Inc.	27,857	5,641
*	Dollar Tree Inc.	54,336	5,517
	Hasbro Inc.	49,428	5,460
	CBS Corp. Class B	126,892	5,337
*	Roku Inc.	34,908	5,284
	Tractor Supply Co.	51,341	5,231
*	NVR Inc.	1,352	4,866
*	Altice USA Inc. Class A	138,358	3,996
*	Bright Horizons Family Solutions Inc.	24,179	3,991
	Domino’s Pizza Inc.	17,507	3,971
*	Trade Desk Inc. Class A	15,944	3,919
	Las Vegas Sands Corp.	68,771	3,815
*	Live Nation Entertainment Inc.	54,335	3,777
	Wynn Resorts Ltd.	34,118	3,758
	Omnicom Group Inc.	48,919	3,721
^	Sirius XM Holdings Inc.	596,904	3,683
	Vail Resorts Inc.	15,113	3,571
	Pool Corp.	16,555	3,251
*	Wayfair Inc.	25,887	2,918
*	Five Below Inc.	23,018	2,828
*	CarMax Inc.	33,066	2,754
	Dunkin’ Brands Group Inc.	32,469	2,677
*	Etsy Inc.	50,218	2,651
	Lennar Corp. Class A	50,974	2,600
*	IAA Inc.	51,767	2,529
*	Planet Fitness Inc. Class A	35,634	2,516
*	WABCO Holdings Inc.	18,037	2,408
	Cable One Inc.	1,833	2,379
	Polaris Inc.	21,696	1,779
	Wendy’s Co.	78,118	1,719
	Hanesbrands Inc.	117,474	1,605

31

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	TripAdvisor Inc.	40,040	1,521
*	Tempur Sealy International Inc.	19,300	1,488
	Nexstar Media Group Inc. Class A	14,572	1,441
*	Floor & Decor Holdings Inc. Class A	27,916	1,374
	KAR Auction Services Inc.	50,925	1,353
*	Carvana Co. Class A	16,656	1,352
^	Nordstrom Inc.	45,535	1,319
	World Wrestling Entertainment Inc. Class A	18,301	1,307
	Best Buy Co. Inc.	19,793	1,260
	Service Corp. International	26,861	1,244
*	Ollie’s Bargain Outlet Holdings Inc.	22,134	1,227
	Target Corp.	11,135	1,192
	Sinclair Broadcast Group Inc. Class A	23,754	1,059
*,^	Mattel Inc.	99,511	975
*	Under Armour Inc. Class A	51,810	964
	Fortune Brands Home & Security Inc.	18,723	956
	Advance Auto Parts Inc.	6,903	952
*	Norwegian Cruise Line Holdings Ltd.	18,356	932
*	Under Armour Inc. Class C	53,890	912
*	AMC Networks Inc. Class A	18,266	886
	Columbia Sportswear Co.	8,210	770
	Carter’s Inc.	8,386	767
*	Capri Holdings Ltd.	24,876	656
*	Skechers U.S.A. Inc. Class A	20,040	634
	Wyndham Hotels & Resorts Inc.	11,999	616
	Aptiv plc	7,330	610
	Choice Hotels International Inc.	6,127	557
	MGM Resorts International	19,506	547
*	ServiceMaster Global Holdings Inc.	9,108	520
*	LKQ Corp.	18,712	492
*	Henry Schein Inc.	7,942	489
	Fox Corp. Class A	12,491	414
	Williams-Sonoma Inc.	6,052	398
	Nielsen Holdings plc	18,685	388
	New York Times Co. Class A	12,823	374
	Interpublic Group of Cos. Inc.	16,527	329
	H&R Block Inc.	13,055	316
	Fox Corp. Class B	8,540	280
*	Uber Technologies Inc.	8,097	264
	L Brands Inc.	15,061	249
*	Grand Canyon Education Inc.	1,865	234
*	Madison Square Garden Co. Class A	740	187
	Six Flags Entertainment Corp.	3,143	186
*	Hilton Grand Vacations Inc.	5,315	179
*	2U Inc.	8,669	155
*	Lyft Inc. Class A	1,467	72
			1,090,953
Consumer Staples (3.7%)
	PepsiCo Inc.	499,361	68,278
	Coca-Cola Co.	1,110,031	61,096
	Altria Group Inc.	388,516	16,994
	Sysco Corp.	202,227	15,031
*	Monster Beverage Corp.	163,706	9,605
	Hershey Co.	53,547	8,486
	Church & Dwight Co. Inc.	104,421	8,331
	Procter & Gamble Co.	61,017	7,336
	Clorox Co.	44,170	6,986
	McCormick & Co. Inc.	33,798	5,505
	Brown-Forman Corp. Class B	68,690	4,052
	Kellogg Co.	40,640	2,552
	Campbell Soup Co.	40,077	1,803
*	Post Holdings Inc.	12,276	1,224
	Brown-Forman Corp. Class A	19,886	1,145
	Lamb Weston Holdings Inc.	15,930	1,121

32

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Casey’s General Stores Inc.	3,878	651
*	Sprouts Farmers Market Inc.	23,344	419
*	Pilgrim’s Pride Corp.	7,941	247
*	Herbalife Nutrition Ltd.	6,507	224
*	TreeHouse Foods Inc.	3,943	200
			221,286
Energy (0.3%)
	ONEOK Inc.	55,261	3,939
	Pioneer Natural Resources Co.	30,625	3,780
*	Cheniere Energy Inc.	56,394	3,367
	Cabot Oil & Gas Corp.	110,062	1,884
	Diamondback Energy Inc.	14,393	1,412
*	Parsley Energy Inc. Class A	64,773	1,160
	Equitrans Midstream Corp.	8,723	118
			15,660
Financial Services (12.9%)
	Visa Inc. Class A	738,787	133,587
	Mastercard Inc. Class A	381,288	107,283
*	PayPal Holdings Inc.	499,274	54,446
	American Tower Corp.	186,671	42,970
	S&P Global Inc.	104,598	27,215
*	Fiserv Inc.	239,722	25,636
	Crown Castle International Corp.	175,919	25,538
	Fidelity National Information Services Inc.	158,260	21,558
	Equinix Inc.	35,575	19,790
	Aon plc	101,299	19,738
	American Express Co.	162,316	19,538
	Marsh & McLennan Cos. Inc.	188,808	18,860
	Simon Property Group Inc.	115,551	17,210
	Moody’s Corp.	69,870	15,063
	Public Storage	47,474	12,568
	SBA Communications Corp. Class A	47,499	12,465
	Charles Schwab Corp.	304,598	11,657
	Global Payments Inc.	66,968	11,115
*	FleetCor Technologies Inc.	36,112	10,776
	Total System Services Inc.	74,106	9,947
	Intercontinental Exchange Inc.	93,670	8,756
*	Square Inc.	141,041	8,722
	MSCI Inc. Class A	35,019	8,217
	TransUnion	79,647	6,662
	Broadridge Financial Solutions Inc.	49,132	6,360
	Equifax Inc.	43,339	6,344
	MarketAxess Holdings Inc.	15,674	6,232
	Progressive Corp.	80,833	6,127
	Extra Space Storage Inc.	42,683	5,204
	Equity LifeStyle Properties Inc.	36,619	4,933
	TD Ameritrade Holding Corp.	101,322	4,500
	FactSet Research Systems Inc.	16,062	4,370
*	Fair Isaac Corp.	12,163	4,290
	Jack Henry & Associates Inc.	28,987	4,202
	Discover Financial Services	47,820	3,824
*	WEX Inc.	18,368	3,757
*	Euronet Worldwide Inc.	21,032	3,221
	T. Rowe Price Group Inc.	28,032	3,101
	Americold Realty Trust	80,543	2,933
	Lamar Advertising Co. Class A	35,803	2,744
*	CBRE Group Inc. Class A	52,053	2,721
	Travelers Cos. Inc.	17,842	2,622
	LPL Financial Holdings Inc.	34,973	2,621
	Synchrony Financial	78,667	2,521
*	Credit Acceptance Corp.	3,895	1,763
	Primerica Inc.	12,785	1,524
	Erie Indemnity Co. Class A	6,867	1,506
	SEI Investments Co.	25,911	1,490

33

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Arthur J Gallagher & Co.	16,344	1,483
	CoreSite Realty Corp.	12,040	1,399
	Cboe Global Markets Inc.	11,535	1,375
	Morningstar Inc.	8,327	1,345
	Signature Bank	11,211	1,308
	RenaissanceRe Holdings Ltd.	7,004	1,265
	Sun Communities Inc.	8,511	1,258
	Everest Re Group Ltd.	5,143	1,213
	American Homes 4 Rent Class A	46,340	1,185
	First Republic Bank	12,680	1,138
*	Athene Holding Ltd. Class A	26,041	1,012
*	LendingTree Inc.	3,243	1,006
	Ameriprise Financial Inc.	7,777	1,003
	Raymond James Financial Inc.	12,378	972
	Western Union Co.	39,727	879
*	Arch Capital Group Ltd.	21,849	863
	E*TRADE Financial Corp.	18,988	793
	Brookfield Property REIT Inc. Class A	39,735	748
*	Howard Hughes Corp.	5,266	665
	Lazard Ltd. Class A	16,845	578
*	Markel Corp.	496	567
	Evercore Inc. Class A	6,136	489
*	Alleghany Corp.	604	453
	Iron Mountain Inc.	13,444	428
	Interactive Brokers Group Inc.	8,309	392
	Kemper Corp.	4,781	335
	Jones Lang LaSalle Inc.	2,420	324
*	SVB Financial Group	1,638	319
	UDR Inc.	6,131	295
	Voya Financial Inc.	5,620	277
	Outfront Media Inc.	9,201	253
*	Alliance Data Systems Corp.	2,019	248
	Axis Capital Holdings Ltd.	3,820	235
	Comerica Inc.	3,433	212
	Brown & Brown Inc.	5,588	206
	Western Alliance Bancorp	4,384	190
	Synovus Financial Corp.	4,873	173
	Virtu Financial Inc. Class A	8,512	160
	CIT Group Inc.	3,386	144
*	CoreLogic Inc.	1,903	92
	Colony Capital Inc.	12,376	56
			765,563
Health Care (14.2%)
	UnitedHealth Group Inc.	401,607	93,976
	Merck & Co. Inc.	1,037,090	89,677
	Amgen Inc.	238,339	49,722
	AbbVie Inc.	628,288	41,304
	Eli Lilly & Co.	365,295	41,267
	Thermo Fisher Scientific Inc.	115,535	33,166
	Stryker Corp.	145,839	32,181
*	Celgene Corp.	298,062	28,852
	Abbott Laboratories	317,096	27,055
	Zoetis Inc.	203,288	25,700
*	Boston Scientific Corp.	589,222	25,177
*	Intuitive Surgical Inc.	48,631	24,867
	Johnson & Johnson	170,310	21,861
*	Vertex Pharmaceuticals Inc.	109,049	19,631
*	Edwards Lifesciences Corp.	87,968	19,515
*	Illumina Inc.	62,293	17,526
	Bristol-Myers Squibb Co.	285,488	13,723
*	IDEXX Laboratories Inc.	36,007	10,433
	Cerner Corp.	137,108	9,448
*	Veeva Systems Inc. Class A	53,965	8,655
	Baxter International Inc.	96,630	8,499

34

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	ResMed Inc.	60,293	8,399
	Anthem Inc.	31,905	8,344
	HCA Healthcare Inc.	68,406	8,222
	Cigna Corp.	48,409	7,454
	Teleflex Inc.	19,616	7,139
*	Alexion Pharmaceuticals Inc.	69,512	7,004
	Humana Inc.	24,703	6,996
*	Centene Corp.	145,080	6,764
*	DexCom Inc.	38,343	6,580
*	Exact Sciences Corp.	54,322	6,476
*	Biogen Inc.	28,258	6,210
*	Incyte Corp.	75,570	6,183
*	Align Technology Inc.	33,596	6,152
*	BioMarin Pharmaceutical Inc.	76,065	5,709
	AmerisourceBergen Corp. Class A	64,240	5,285
*	WellCare Health Plans Inc.	19,286	5,222
*	IQVIA Holdings Inc.	32,565	5,053
	Gilead Sciences Inc.	77,642	4,933
*	Hologic Inc.	91,421	4,513
*	Varian Medical Systems Inc.	38,755	4,105
*	Insulet Corp.	24,986	3,852
*	Neurocrine Biosciences Inc.	38,024	3,780
*	ABIOMED Inc.	18,865	3,642
*	Sage Therapeutics Inc.	21,216	3,642
*	Seattle Genetics Inc.	47,852	3,476
*	Ionis Pharmaceuticals Inc.	53,854	3,404
	West Pharmaceutical Services Inc.	23,308	3,390
*	Masimo Corp.	19,835	3,040
*	Alnylam Pharmaceuticals Inc.	37,643	3,037
	Bio-Techne Corp.	15,781	3,023
	Chemed Corp.	6,548	2,812
*	Sarepta Therapeutics Inc.	29,852	2,691
*	Charles River Laboratories International Inc.	20,275	2,660
*	Molina Healthcare Inc.	20,411	2,659
*	Jazz Pharmaceuticals plc	20,691	2,652
	Becton Dickinson and Co.	9,605	2,439
*	PRA Health Sciences Inc.	24,640	2,435
*	Medidata Solutions Inc.	25,335	2,320
*	Regeneron Pharmaceuticals Inc.	7,112	2,063
	Danaher Corp.	14,225	2,021
*	Penumbra Inc.	13,431	1,955
	Bruker Corp.	43,570	1,881
	Hill-Rom Holdings Inc.	14,557	1,568
	Encompass Health Corp.	20,847	1,267
*	Guardant Health Inc.	14,412	1,262
	McKesson Corp.	8,889	1,229
*	Exelixis Inc.	51,420	1,021
	Agilent Technologies Inc.	12,841	913
	Cooper Cos. Inc.	2,790	864
	PerkinElmer Inc.	10,207	844
	Cantel Medical Corp.	8,853	814
*	Laboratory Corp. of America Holdings	2,597	435
*	ICU Medical Inc.	2,475	400
	STERIS plc	2,048	316
*	Horizon Therapeutics plc	8,856	245
*	Nektar Therapeutics Class A	10,854	191
*	Moderna Inc.	10,409	164
*	Agios Pharmaceuticals Inc.	2,304	87
			843,472
Materials & Processing (1.9%)
	Ecolab Inc.	107,196	22,116
	Sherwin-Williams Co.	35,207	18,545
	Ingersoll-Rand plc	96,406	11,674
	Ball Corp.	139,908	11,250

35

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Vulcan Materials Co.	51,385	7,258
	Fastenal Co.	220,887	6,764
	PPG Industries Inc.	32,544	3,606
	Lennox International Inc.	13,847	3,514
	Air Products & Chemicals Inc.	13,417	3,031
	Hexcel Corp.	33,259	2,799
	Versum Materials Inc.	45,935	2,389
*	Crown Holdings Inc.	31,632	2,083
	Martin Marietta Materials Inc.	8,084	2,051
	Armstrong World Industries Inc.	20,587	1,965
	Scotts Miracle-Gro Co.	16,626	1,768
	WR Grace & Co.	24,057	1,629
	Eagle Materials Inc.	15,885	1,337
	AptarGroup Inc.	10,639	1,300
	NewMarket Corp.	2,651	1,259
	Royal Gold Inc.	8,709	1,162
*	Berry Global Group Inc.	21,312	834
	Southern Copper Corp.	25,100	793
*	Axalta Coating Systems Ltd.	26,782	773
	RPM International Inc.	9,072	614
	Acuity Brands Inc.	4,396	551
	CF Industries Holdings Inc.	9,204	443
*	Element Solutions Inc.	36,430	340
	Sealed Air Corp.	4,793	191
			112,039
Producer Durables (11.0%)
	Boeing Co.	224,870	81,873
	Accenture plc Class A	270,619	53,629
	Union Pacific Corp.	300,986	48,748
	Lockheed Martin Corp.	105,016	40,338
	United Parcel Service Inc. Class B	296,626	35,198
	Automatic Data Processing Inc.	184,924	31,407
	3M Co.	181,701	29,385
	Honeywell International Inc.	150,805	24,826
	Northrop Grumman Corp.	67,198	24,720
	Illinois Tool Works Inc.	137,669	20,631
	Waste Management Inc.	141,011	16,830
	Raytheon Co.	73,831	13,682
	Paychex Inc.	135,974	11,109
	Verisk Analytics Inc. Class A	67,625	10,924
	Cintas Corp.	36,435	9,612
*	CoStar Group Inc.	15,282	9,396
	TransDigm Group Inc.	16,953	9,126
	CSX Corp.	117,871	7,900
*	Keysight Technologies Inc.	79,710	7,721
	Rockwell Automation Inc.	50,104	7,655
*	Mettler-Toledo International Inc.	10,369	6,810
	AMETEK Inc.	76,916	6,609
	Southwest Airlines Co.	123,908	6,483
*	Copart Inc.	84,114	6,341
*	Waters Corp.	29,279	6,204
	Xylem Inc.	76,169	5,835
	WW Grainger Inc.	18,956	5,187
*	Zebra Technologies Corp.	22,825	4,680
	Booz Allen Hamilton Holding Corp. Class A	57,679	4,355
	Avery Dennison Corp.	33,737	3,899
	CH Robinson Worldwide Inc.	44,401	3,751
	Expeditors International of Washington Inc.	51,443	3,658
	HEICO Corp. Class A	32,578	3,595
	Toro Co.	45,337	3,265
	Graco Inc.	69,464	3,165
	Spirit AeroSystems Holdings Inc. Class A	39,006	3,144
	Carlisle Cos. Inc.	20,932	3,034
	Genpact Ltd.	73,758	3,021

36

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Nordson Corp.	21,939	2,983
	Allegion plc	29,802	2,869
	Delta Air Lines Inc.	49,379	2,857
	Huntington Ingalls Industries Inc.	13,587	2,840
*	United Rentals Inc.	23,461	2,641
	Donaldson Co. Inc.	54,567	2,639
	IDEX Corp.	15,922	2,623
	Norfolk Southern Corp.	15,014	2,613
	Robert Half International Inc.	48,797	2,609
*	Middleby Corp.	23,750	2,604
	Dover Corp.	26,717	2,504
	Roper Technologies Inc.	6,689	2,453
	HEICO Corp.	16,508	2,388
	Deere & Co.	14,902	2,308
	Caterpillar Inc.	18,447	2,195
	Allison Transmission Holdings Inc.	48,363	2,149
	Woodward Inc.	18,957	2,045
	Fortive Corp.	27,978	1,984
	Lincoln Electric Holdings Inc.	23,936	1,976
	Rollins Inc.	59,589	1,955
	Old Dominion Freight Line Inc.	11,710	1,918
*	United Airlines Holdings Inc.	22,303	1,880
	BWX Technologies Inc.	29,773	1,763
	Landstar System Inc.	15,227	1,698
	Hubbell Inc. Class B	12,589	1,651
*	XPO Logistics Inc.	22,438	1,590
*	Paylocity Holding Corp.	13,624	1,488
	Wabtec Corp.	21,213	1,468
	Alaska Air Group Inc.	23,256	1,389
	General Dynamics Corp.	7,229	1,383
	Emerson Electric Co.	22,590	1,346
*	Sensata Technologies Holding plc	28,182	1,285
	JB Hunt Transport Services Inc.	11,202	1,210
*	Trimble Inc.	18,075	678
	Republic Services Inc. Class A	6,076	542
	Flowserve Corp.	11,930	509
	Quanta Services Inc.	13,621	462
*	Genesee & Wyoming Inc. Class A	4,092	454
	AO Smith Corp.	9,605	447
	American Airlines Group Inc.	16,964	446
	FLIR Systems Inc.	5,195	256
*	JetBlue Airways Corp.	11,108	192
	Air Lease Corp. Class A	3,215	134
	National Instruments Corp.	3,015	127
			651,297
Technology (37.6%)
	Microsoft Corp.	3,213,029	442,948
	Apple Inc.	1,955,533	408,198
*	Facebook Inc. Class A	1,015,295	188,510
*	Alphabet Inc. Class C	129,170	153,467
*	Alphabet Inc. Class A	127,139	151,363
	Cisco Systems Inc.	1,871,686	87,614
*	Adobe Inc.	207,076	58,915
*	salesforce.com Inc.	348,576	54,402
	Oracle Corp.	975,879	50,804
	Texas Instruments Inc.	398,423	49,305
	Broadcom Inc.	164,160	46,398
	NVIDIA Corp.	248,045	41,550
	QUALCOMM Inc.	516,647	40,180
	International Business Machines Corp.	228,098	30,914
	Intuit Inc.	105,857	30,525
*	ServiceNow Inc.	77,880	20,392
*	Twitter Inc.	320,110	13,653
*	Advanced Micro Devices Inc.	426,015	13,398

37

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Workday Inc. Class A	67,547	11,975
	Lam Research Corp.	55,887	11,765
	Xilinx Inc.	107,610	11,198
	Amphenol Corp. Class A	123,449	10,807
*	Electronic Arts Inc.	113,060	10,591
	Applied Materials Inc.	216,114	10,378
*	Autodesk Inc.	72,109	10,299
	KLA Corp.	68,782	10,173
	L3Harris Technologies Inc.	47,211	9,981
	Motorola Solutions Inc.	51,590	9,333
*	Synopsys Inc.	63,824	9,051
*	Cadence Design Systems Inc.	118,161	8,092
*	Palo Alto Networks Inc.	39,148	7,971
*	ANSYS Inc.	35,582	7,350
*	Splunk Inc.	63,792	7,133
	CDW Corp.	61,531	7,107
*	IHS Markit Ltd.	105,741	6,938
*	Twilio Inc. Class A	49,071	6,402
*	VeriSign Inc.	30,502	6,218
*	Atlassian Corp. plc Class A	44,406	5,973
*	Arista Networks Inc.	25,192	5,709
*	Akamai Technologies Inc.	62,602	5,580
*	Okta Inc.	43,465	5,498
*	Paycom Software Inc.	21,014	5,256
	NetApp Inc.	105,224	5,057
*	Gartner Inc.	37,144	4,965
*	Fortinet Inc.	61,006	4,830
*	GoDaddy Inc. Class A	74,613	4,726
	VMware Inc. Class A	32,902	4,654
*	IAC/InterActiveCorp	18,270	4,652
	Citrix Systems Inc.	47,334	4,401
*	EPAM Systems Inc.	21,839	4,178
*	RingCentral Inc. Class A	29,455	4,157
*	Tyler Technologies Inc.	16,164	4,147
	SS&C Technologies Holdings Inc.	85,382	3,980
*	Aspen Technology Inc.	29,231	3,894
	Teradyne Inc.	71,874	3,807
*	Black Knight Inc.	60,469	3,764
*	Zendesk Inc.	46,230	3,708
	Universal Display Corp.	17,941	3,686
*	Coupa Software Inc.	25,732	3,575
*	HubSpot Inc.	16,745	3,344
*	Guidewire Software Inc.	34,356	3,304
	Cognex Corp.	69,027	3,112
*	F5 Networks Inc.	23,317	3,002
*	DocuSign Inc. Class A	64,282	3,001
*	Take-Two Interactive Software Inc.	21,885	2,888
*	PTC Inc.	43,764	2,865
	Corning Inc.	102,747	2,862
*	Alteryx Inc. Class A	19,116	2,723
	Monolithic Power Systems Inc.	17,591	2,648
*	Proofpoint Inc.	23,106	2,625
	Entegris Inc.	56,605	2,424
	Microchip Technology Inc.	27,564	2,380
*	Dell Technologies Inc.	46,177	2,379
	Maxim Integrated Products Inc.	43,014	2,346
	Analog Devices Inc.	20,922	2,298
*	GrubHub Inc.	38,393	2,278
*	Manhattan Associates Inc.	27,101	2,239
	CDK Global Inc.	51,198	2,210
*	RealPage Inc.	33,416	2,128
^	Match Group Inc.	23,131	1,962
*	Anaplan Inc.	34,490	1,874
*	Zscaler Inc.	25,843	1,776

38

Vanguard® Russell 1000 Growth Index Fund

Schedule of Investments

August 31, 2019

			Shares	Market Value ($000)
*		Smartsheet Inc. Class A	35,820	1,741
*		Dropbox Inc. Class A	88,993	1,593
*		NCR Corp.	50,461	1,590
*		Pure Storage Inc. Class A	96,194	1,566
*		MongoDB Inc.	10,062	1,533
*		Teradata Corp.	49,038	1,514
*		Avalara Inc.	17,918	1,511
*		Nutanix Inc.	58,913	1,427
*		Ceridian HCM Holding Inc.	24,186	1,397
*		Elastic NV	15,691	1,379
		Pegasystems Inc.	16,585	1,163
		Cognizant Technology Solutions Corp. Class A	18,793	1,154
*		New Relic Inc.	19,688	1,129
*		FireEye Inc.	83,838	1,126
		Activision Blizzard Inc.	17,456	883
^		Ubiquiti Inc.	6,383	705
		HP Inc.	33,102	605
		Sabre Corp.	20,308	480
*		Zynga Inc. Class A	77,684	444
*		Pluralsight Inc. Class A	26,192	422
		Switch Inc.	24,675	405
		Jabil Inc.	13,472	388
		Skyworks Solutions Inc.	3,671	276
		Dolby Laboratories Inc. Class A	3,493	215
*,^		Pagerduty Inc.	4,214	165
*		Cree Inc.	3,353	144
*		IPG Photonics Corp.	1,065	132
*		SolarWinds Corp.	5,412	92
				2,239,342
Utilities (0.1%)
*		T-Mobile US Inc.	69,823	5,449
*		Zayo Group Holdings Inc.	95,095	3,201
				8,650
Total Common Stocks (Cost $4,357,485)				5,948,262

		Coupon
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund (Cost $14,631)	2.249%	146,295	14,631
Total Investments (100.3%) (Cost $4,372,116)				5,962,893
Other Assets and Liabilities—Net (-0.3%)[3,4]				(15,024)
Net Assets (100%)				5,947,869

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,241,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $14,614,000 of collateral received for securities on loan.
4	Cash of $296,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

39

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18480 102019

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (12.9%)
*	Chegg Inc.	141,862	5,623
	Marriott Vacations Worldwide Corp.	54,412	5,364
	Churchill Downs Inc.	43,140	5,317
	Aaron’s Inc.	82,691	5,301
*	Deckers Outdoor Corp.	35,758	5,273
*	Helen of Troy Ltd.	30,697	4,712
	Strategic Education Inc.	26,061	4,410
	Texas Roadhouse Inc. Class A	83,336	4,288
*	SiteOne Landscape Supply Inc.	49,999	3,910
^	Cracker Barrel Old Country Store Inc.	23,533	3,892
	TEGNA Inc.	265,916	3,805
*	BJ’s Wholesale Club Holdings Inc.	138,747	3,644
	Wingstop Inc.	35,874	3,594
	Lithia Motors Inc. Class A	27,085	3,550
	Steven Madden Ltd.	104,797	3,481
*	Shake Shack Inc. Class A	34,402	3,411
	American Eagle Outfitters Inc.	199,424	3,354
*	Murphy USA Inc.	37,334	3,338
*	Fox Factory Holding Corp.	46,032	3,316
*	RH	22,302	3,195
*,^	Eldorado Resorts Inc.	81,174	3,126
*	Taylor Morrison Home Corp. Class A	130,992	3,125
	Monro Inc.	39,994	3,108
*	Cimpress NV	26,839	3,078
*	Adtalem Global Education Inc.	69,056	2,950
	KB Home	103,430	2,905
*	Meritage Homes Corp.	44,211	2,889
	Wolverine World Wide Inc.	107,788	2,797
*	National Vision Holdings Inc.	95,264	2,702
	Jack in the Box Inc.	31,622	2,698
*	Penn National Gaming Inc.	135,455	2,597
	LCI Industries	29,934	2,537
*	TRI Pointe Group Inc.	175,070	2,451
*	Visteon Corp.	34,778	2,399
	Boyd Gaming Corp.	98,192	2,361
*	Dorman Products Inc.	33,035	2,348
	MDC Holdings Inc.	60,576	2,342
*	Liberty Latin America Ltd.	139,475	2,300
	Dana Inc.	176,947	2,253
*	Sotheby’s	38,810	2,241
*	Asbury Automotive Group Inc.	23,539	2,220
	Adient plc	106,871	2,156
	Meredith Corp.	48,817	2,137
*	Laureate Education Inc. Class A	116,746	2,136
*	Shutterfly Inc.	41,754	2,124
	Callaway Golf Co.	114,777	2,038
	Bloomin’ Brands Inc.	112,705	2,033
*	LGI Homes Inc.	24,716	2,015
	Cheesecake Factory Inc.	51,661	1,963
*	Cavco Industries Inc.	10,623	1,949
	Dave & Buster’s Entertainment Inc.	44,387	1,911
*	Kontoor Brands Inc.	53,927	1,846
*	Sally Beauty Holdings Inc.	149,024	1,823
*	Avis Budget Group Inc.	72,438	1,794
*	SeaWorld Entertainment Inc.	61,459	1,783
	Red Rock Resorts Inc. Class A	85,012	1,773
	La-Z-Boy Inc.	54,724	1,744
*	Career Education Corp.	84,980	1,743
	Brinker International Inc.	45,841	1,742
*	Crocs Inc.	78,043	1,740
*	Weight Watchers International Inc.	57,497	1,724

1

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Skyline Champion Corp.	61,260	1,715
*	Gray Television Inc.	111,653	1,708
*	Instructure Inc.	41,006	1,696
*	Denny’s Corp.	71,558	1,688
	PriceSmart Inc.	27,904	1,686
*	Meritor Inc.	98,014	1,649
^	Children’s Place Inc.	18,713	1,633
	Group 1 Automotive Inc.	21,503	1,607
	Viad Corp.	24,463	1,581
*	American Woodmark Corp.	19,181	1,580
*	Rent-A-Center Inc.	60,011	1,532
*	Sleep Number Corp.	36,142	1,512
*	Gentherm Inc.	41,144	1,510
*,^	Hertz Global Holdings Inc.	123,637	1,497
^	Bed Bath & Beyond Inc.	153,692	1,486
	Cooper Tire & Rubber Co.	61,319	1,440
	Dine Brands Global Inc.	20,310	1,433
	Oxford Industries Inc.	20,311	1,417
	Inter Parfums Inc.	21,414	1,377
	Gannett Co. Inc.	128,808	1,355
^	Papa John’s International Inc.	26,919	1,340
*	IMAX Corp.	63,630	1,331
*	Stamps.com Inc.	20,381	1,312
	Designer Brands Inc. Class A	79,289	1,307
	International Speedway Corp. Class A	28,531	1,284
	Guess? Inc.	69,715	1,260
*	Liberty Media Corp-Liberty Braves Class C	45,690	1,255
*	Scientific Games Corp.	67,888	1,255
*	Central Garden & Pet Co. Class A	52,041	1,252
*	K12 Inc.	46,972	1,238
*	Sonos Inc.	84,874	1,232
	Scholastic Corp.	34,569	1,212
	Winnebago Industries Inc.	37,852	1,212
	Abercrombie & Fitch Co.	80,956	1,184
*	MSG Networks Inc.	71,786	1,177
*	M/I Homes Inc.	32,307	1,168
*	Boot Barn Holdings Inc.	34,049	1,166
*	G-III Apparel Group Ltd.	55,622	1,141
	Standard Motor Products Inc.	25,625	1,135
	Acushnet Holdings Corp.	42,862	1,113
	Big Lots Inc.	48,452	1,102
	Matthews International Corp. Class A	37,528	1,100
*,^	YETI Holdings Inc.	37,624	1,063
*	Stoneridge Inc.	33,736	1,036
	Caleres Inc.	49,760	1,003
*	Stitch Fix Inc. Class A	51,033	973
*	Liberty Latin America Ltd. Class A	57,850	950
	BJ’s Restaurants Inc.	25,189	918
	Marcus Corp.	27,201	913
*	Century Communities Inc.	31,898	899
*	OneSpaWorld Holdings Ltd.	55,257	868
*	American Axle & Manufacturing Holdings Inc.	136,774	867
	Office Depot Inc.	661,376	860
*	Fitbit Inc. Class A	272,849	843
	Sturm Ruger & Co. Inc.	20,391	836
	EW Scripps Co. Class A	66,551	823
*	Shutterstock Inc.	23,229	816
*	HealthStream Inc.	31,694	801
	Sonic Automotive Inc. Class A	29,635	797
*	Cooper-Standard Holdings Inc.	21,158	792
	Tupperware Brands Corp.	60,102	782
*	Liberty TripAdvisor Holdings Inc. Class A	88,375	772
	Signet Jewelers Ltd.	63,084	772
*	Genesco Inc.	21,560	769

2

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
^	Dillard’s Inc. Class A	12,945	758
*	Houghton Mifflin Harcourt Co.	127,090	756
	Tower International Inc.	24,305	752
*	Universal Electronics Inc.	16,356	738
*	Cars.com Inc.	82,328	734
*	Fossil Group Inc.	56,817	727
*	Quotient Technology Inc.	96,407	708
*	Malibu Boats Inc. Class A	25,255	703
^	AMC Entertainment Holdings Inc. Class A	62,768	697
	Buckle Inc.	35,151	689
*	William Lyon Homes Class A	38,672	683
	Ruth’s Hospitality Group Inc.	34,760	676
*	America’s Car-Mart Inc.	7,594	651
^	New Media Investment Group Inc.	72,938	640
*	QuinStreet Inc.	55,158	632
*	Zumiez Inc.	24,285	631
*	Cardlytics Inc.	16,545	622
	National CineMedia Inc.	75,800	622
*	Monarch Casino & Resort Inc.	13,822	613
*	Michaels Cos. Inc.	103,959	589
*,^	GoPro Inc. Class A	149,313	578
	Twin River Worldwide Holdings Inc.	25,490	577
*	Regis Corp.	34,704	561
	Tenneco Inc. Class A	61,777	539
	Entercom Communications Corp. Class A	150,501	536
*	Red Robin Gourmet Burgers Inc.	15,797	529
*	Hudson Ltd. Class A	48,261	524
*	Lindblad Expeditions Holdings Inc.	28,035	523
*	elf Beauty Inc.	31,925	521
*	Chuy’s Holdings Inc.	20,479	520
	National Presto Industries Inc.	6,056	519
*,^	Overstock.com Inc.	32,724	515
	Ethan Allen Interiors Inc.	29,206	502
*	Conn’s Inc.	24,785	500
*	Central European Media Enterprises Ltd. Class A	107,466	499
*	Funko Inc. Class A	20,680	496
^	GameStop Corp. Class A	123,907	492
	Winmark Corp.	2,976	484
*	American Public Education Inc.	19,818	480
*	Rosetta Stone Inc.	25,366	463
	Cato Corp. Class A	26,640	456
*	Beazer Homes USA Inc.	36,240	454
*	1-800-Flowers.com Inc. Class A	30,175	444
	Chico’s FAS Inc.	142,085	443
*	Franklin Covey Co.	11,876	437
	Carriage Services Inc. Class A	20,445	435
	Haverty Furniture Cos. Inc.	22,469	430
	Movado Group Inc.	19,165	412
*	American Outdoor Brands Corp.	65,889	396
*	Vista Outdoor Inc.	70,452	394
*	Del Taco Restaurants Inc.	35,163	393
*	MarineMax Inc.	27,049	391
*,^	At Home Group Inc.	57,817	390
*	Hibbett Sports Inc.	22,279	369
	Shoe Carnival Inc.	11,649	358
*	Drive Shack Inc.	73,674	347
*	MasterCraft Boat Holdings Inc.	22,431	340
	Johnson Outdoors Inc. Class A	6,011	337
*	Motorcar Parts of America Inc.	22,756	331
^	Tailored Brands Inc.	60,830	330
*	Central Garden & Pet Co.	12,444	329
*,^	Lumber Liquidators Holdings Inc.	34,722	327
*	Select Interior Concepts Inc. Class A	26,044	323
*	Del Frisco’s Restaurant Group Inc.	40,505	323

3

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Clarus Corp.	28,558	314
*	Carrols Restaurant Group Inc.	42,534	311
*	Party City Holdco Inc.	65,630	308
^	Camping World Holdings Inc. Class A	39,928	303
*	Golden Entertainment Inc.	20,843	296
*	Liberty Media Corp-Liberty Braves Class A	10,729	295
*,^	JC Penney Co. Inc.	387,346	288
	Emerald Expositions Events Inc.	30,074	288
	Tilly’s Inc. Class A	26,569	285
*,^	Daily Journal Corp.	1,381	277
*	Green Brick Partners Inc.	29,598	272
	Speedway Motorsports Inc.	13,682	270
*	Care.com Inc.	27,024	267
*	El Pollo Loco Holdings Inc.	25,995	265
*	Vera Bradley Inc.	24,929	264
*	Reading International Inc. Class A	21,138	262
	Rocky Brands Inc.	8,779	256
	Collectors Universe Inc.	9,761	253
*	Century Casinos Inc.	32,737	251
*	Boston Omaha Corp. Class A	12,208	250
	Hooker Furniture Corp.	13,933	249
*	Fiesta Restaurant Group Inc.	28,577	247
*	Hemisphere Media Group Inc. Class A	20,556	244
	Nathan’s Famous Inc.	3,527	235
*	Cumulus Media Inc. Class A	17,256	235
	Citi Trends Inc.	13,823	232
	Entravision Communications Corp. Class A	73,862	226
*,^	ZAGG Inc.	34,810	223
*	Sportsman’s Warehouse Holdings Inc.	51,757	218
*	Habit Restaurants Inc. Class A	24,552	215
	RCI Hospitality Holdings Inc.	11,519	205
*	Noodles & Co. Class A	34,802	201
*	Barnes & Noble Education Inc.	49,610	193
*	J Alexander’s Holdings Inc.	16,375	193
	Weyco Group Inc.	7,613	187
	Superior Group of Cos. Inc.	12,984	184
*	Express Inc.	80,593	171
*	Delta Apparel Inc.	7,537	169
	Tribune Publishing Co.	22,021	168
*	WideOpenWest Inc.	29,973	168
*	MDC Partners Inc. Class A	67,299	158
	Bassett Furniture Industries Inc.	12,908	157
*	Fluent Inc.	51,884	155
*	Red Lion Hotels Corp.	28,930	152
	Marine Products Corp.	9,525	144
	Escalade Inc.	13,902	144
*	Marchex Inc. Class B	42,208	144
	Flexsteel Industries Inc.	9,212	139
	Saga Communications Inc. Class A	4,885	139
*,^	Revlon Inc. Class A	8,405	139
	Tile Shop Holdings Inc.	47,526	128
*	Clear Channel Outdoor Holdings Inc.	46,692	121
*	Duluth Holdings Inc.	13,067	120
	Hamilton Beach Brands Holding Co. Class A	8,425	119
*	Potbelly Corp.	25,725	119
*	Lovesac Co.	6,842	118
*	Lee Enterprises Inc.	65,183	116
*,^	Waitr Holdings Inc.	63,854	110
	Lifetime Brands Inc.	13,717	106
*	Lands’ End Inc.	13,620	106
*	Biglari Holdings Inc. Class B	1,122	98
	Bluegreen Vacations Corp.	9,489	90
*	Legacy Housing Corp.	5,858	87
*	LiveXLive Media Inc.	37,437	83

4

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Container Store Group Inc.	18,443	83
*	Gaia Inc. Class A	12,096	81
*	Inspired Entertainment Inc.	11,523	81
*	Eros International plc	44,131	75
*	Centric Brands Inc.	20,151	56
*,^	Purple Innovation Inc.	5,860	48
*	Ascena Retail Group Inc.	190,833	48
*	Empire Resorts Inc.	4,807	47
*	Vince Holding Corp.	3,773	46
*,^	Youngevity International Inc.	10,053	43
^	J. Jill Inc.	21,785	41
*	RTW RetailWinds Inc.	37,188	38
*	Biglari Holdings Inc.	5	2
			299,997
Consumer Staples (2.5%)
*	Performance Food Group Co.	125,795	5,886
*	Boston Beer Co. Inc. Class A	10,227	4,484
	Sanderson Farms Inc.	24,410	3,652
	J&J Snack Foods Corp.	18,508	3,573
	Lancaster Colony Corp.	23,120	3,373
	WD-40 Co.	16,802	3,063
*	Simply Good Foods Co.	86,493	2,563
	Coca-Cola Consolidated Inc.	5,764	1,940
*	Freshpet Inc.	37,864	1,858
*	Edgewell Personal Care Co.	66,050	1,839
	Core-Mark Holding Co. Inc.	55,465	1,796
	Calavo Growers Inc.	19,768	1,752
*	Hostess Brands Inc. Class A	122,315	1,715
	Cal-Maine Foods Inc.	38,455	1,559
	Vector Group Ltd.	128,611	1,502
	Universal Corp.	29,963	1,500
	Medifast Inc.	13,812	1,381
^	B&G Foods Inc.	78,754	1,333
*	Chefs’ Warehouse Inc.	29,373	1,133
*	USANA Health Sciences Inc.	16,449	1,118
	John B Sanfilippo & Son Inc.	10,655	987
	Fresh Del Monte Produce Inc.	37,775	984
	Andersons Inc.	38,296	878
	MGP Ingredients Inc.	15,800	761
^	Tootsie Roll Industries Inc.	20,007	734
	Ingles Markets Inc. Class A	17,207	669
^	National Beverage Corp.	14,375	588
*	Primo Water Corp.	42,746	523
*	United Natural Foods Inc.	61,863	497
	SpartanNash Co.	43,632	470
	Weis Markets Inc.	11,603	444
^	Rite Aid Corp.	65,789	425
*	Diplomat Pharmacy Inc.	69,617	404
^	PetMed Express Inc.	24,430	386
^	Turning Point Brands Inc.	10,295	369
	Limoneira Co.	19,016	345
*,^	22nd Century Group Inc.	140,889	276
*,^	New Age Beverages Corp.	88,024	268
	Village Super Market Inc. Class A	10,031	250
*	Seneca Foods Corp. Class A	8,261	227
*	Lifevantage Corp.	17,009	207
*,^	GNC Holdings Inc. Class A	102,315	201
*,^	Cadiz Inc.	15,618	180
*	HF Foods Group Inc.	9,156	177
*	Farmer Brothers Co.	13,014	158
	Alico Inc.	4,916	147
*	Craft Brew Alliance Inc.	14,168	142
*,^	Pyxus International Inc.	9,827	131
*,^	Celsius Holdings Inc.	31,932	131

5

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Natural Grocers by Vitamin Cottage Inc.	11,525	109
*	Nature’s Sunshine Products Inc.	11,257	106
	Dean Foods Co.	99,685	101
*	Bridgford Foods Corp.	2,112	71
*,^	cbdMD Inc.	11,495	47
*,^	Greenlane Holdings Inc. Class A	7,553	47
			59,460
Energy (3.5%)
*	Enphase Energy Inc.	112,376	3,334
	World Fuel Services Corp.	81,517	3,130
	Delek US Holdings Inc.	93,812	3,072
*	PDC Energy Inc.	81,102	2,583
*	Matador Resources Co.	135,537	2,121
*	Sunrun Inc.	134,739	2,066
*	Dril-Quip Inc.	44,159	2,025
	Arcosa Inc.	59,373	1,929
*	CNX Resources Corp.	237,751	1,895
	Peabody Energy Corp.	86,409	1,592
*	Oceaneering International Inc.	121,940	1,580
	Arch Coal Inc. Class A	20,553	1,574
	Archrock Inc.	161,754	1,571
*	NOW Inc.	131,810	1,567
	TerraForm Power Inc. Class A	89,142	1,512
*	SRC Energy Inc.	294,494	1,478
*	Cactus Inc. Class A	57,447	1,463
	CVR Energy Inc.	36,038	1,434
	Golar LNG Ltd.	115,516	1,353
	Warrior Met Coal Inc.	63,126	1,319
	SM Energy Co.	138,665	1,315
*	Helix Energy Solutions Group Inc.	177,604	1,286
*	Magnolia Oil & Gas Corp. Class A	122,925	1,255
*	Oasis Petroleum Inc.	393,582	1,228
*	Callon Petroleum Co.	282,724	1,162
	QEP Resources Inc.	299,034	1,065
*	Southwestern Energy Co.	661,420	1,045
*,^	McDermott International Inc.	221,124	1,044
*	ProPetro Holding Corp.	97,568	1,039
*	Oil States International Inc.	72,937	1,006
*	SunPower Corp. Class A	76,575	959
*	Par Pacific Holdings Inc.	41,841	910
*	Carrizo Oil & Gas Inc.	108,128	896
	SemGroup Corp. Class A	96,619	854
*	C&J Energy Services Inc.	80,026	765
*	Whiting Petroleum Corp.	114,865	762
*,^	Tellurian Inc.	114,910	750
	Nabors Industries Ltd.	429,223	721
*	Newpark Resources Inc.	108,318	716
*	Contura Energy Inc.	23,102	665
*	SunCoke Energy Inc.	106,350	664
*	Matrix Service Co.	32,348	643
*	Northern Oil and Gas Inc.	339,886	625
*	TPI Composites Inc.	35,151	620
	Berry Petroleum Corp.	77,080	616
*	Denbury Resources Inc.	559,518	604
*	Select Energy Services Inc. Class A	72,133	589
	Liberty Oilfield Services Inc. Class A	54,443	586
*	California Resources Corp.	58,823	576
*	Frank’s International NV	129,800	565
*	CONSOL Energy Inc.	33,457	561
*	Jagged Peak Energy Inc.	79,665	550
*	Renewable Energy Group Inc.	44,776	545
*	Laredo Petroleum Inc.	219,524	544
*	Bonanza Creek Energy Inc.	23,698	535
	Solaris Oilfield Infrastructure Inc. Class A	37,403	514

6

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*,^	Diamond Offshore Drilling Inc.	79,036	513
*	W&T Offshore Inc.	114,546	502
*,^	Extraction Oil & Gas Inc.	121,789	491
*	Noble Corp. plc	302,231	484
*	Penn Virginia Corp.	16,486	470
*	REX American Resources Corp.	6,820	468
*	Gulfport Energy Corp.	194,837	468
*	Talos Energy Inc.	24,493	466
*	Exterran Corp.	41,127	434
*	Vivint Solar Inc.	53,088	428
	Green Plains Inc.	48,054	394
	Brigham Minerals Inc.	19,563	391
*	Ameresco Inc. Class A	26,726	385
^	RPC Inc.	70,712	375
*	Keane Group Inc.	63,760	338
*	Clean Energy Fuels Corp.	163,482	325
*	SEACOR Marine Holdings Inc.	23,473	306
*,^	Bloom Energy Corp. Class A	67,083	300
	Falcon Minerals Corp.	46,944	275
*	KLX Energy Services Holdings Inc.	26,038	261
*	TETRA Technologies Inc.	147,707	245
*	Era Group Inc.	25,840	245
*	Trecora Resources	26,476	240
*	National Energy Services Reunited Corp.	28,884	221
*	Pacific Drilling SA	36,325	221
	Panhandle Oil and Gas Inc. Class A	18,873	216
*	Geospace Technologies Corp.	16,124	197
*	Unit Corp.	64,656	196
	Evolution Petroleum Corp.	33,071	196
*	Parker Drilling Co.	11,361	194
*	SandRidge Energy Inc.	39,775	186
*,^	Seadrill Ltd.	71,385	168
*	Natural Gas Services Group Inc.	15,053	162
*	HighPoint Resources Corp.	137,812	161
*	Forum Energy Technologies Inc.	103,774	146
*	Altus Midstream Co. Class A	61,312	142
*	Flotek Industries Inc.	65,508	137
*	RigNet Inc.	16,781	132
*	Goodrich Petroleum Corp.	11,708	124
*	Isramco Inc.	935	112
*	Ring Energy Inc.	73,205	107
*,^	Comstock Resources Inc.	18,358	105
*	Nine Energy Service Inc.	19,012	104
*	FTS International Inc.	39,532	99
*	Abraxas Petroleum Corp.	189,094	99
	Hallador Energy Co.	24,757	98
*	Amplify Energy Corp.	15,895	95
*	Earthstone Energy Inc. Class A	25,842	89
*,^	NextDecade Corp.	13,923	78
*	Montage Resources Corp.	26,036	78
*	Covia Holdings Corp.	50,740	76
*	US Well Services Inc.	24,495	73
*	PrimeEnergy Resources Corp.	629	71
*	SilverBow Resources Inc.	8,140	71
*	Smart Sand Inc.	27,861	66
*	Independence Contract Drilling Inc.	62,831	66
*	Superior Energy Services Inc.	185,645	62
	Mammoth Energy Services Inc.	15,914	58
*,^	Chaparral Energy Inc. Class A	37,829	50
*	Roan Resources Inc.	43,466	49
*	Ramaco Resources Inc.	11,112	47
*	NCS Multistage Holdings Inc.	12,516	27
*	Rosehill Resources Inc. Class A	12,703	20
	Cimarex Energy Co.	99	4

7

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Chesapeake Energy Corp.	214	—
			80,785
Financial Services (26.2%)
	First Industrial Realty Trust Inc.	153,900	5,994
	Radian Group Inc.	255,656	5,765
*	Essent Group Ltd.	117,703	5,709
	Selective Insurance Group Inc.	71,603	5,702
	Rexford Industrial Realty Inc.	126,824	5,604
	EastGroup Properties Inc.	44,306	5,517
	Blackstone Mortgage Trust Inc. Class A	154,345	5,371
	Healthcare Realty Trust Inc.	156,149	5,189
	FirstCash Inc.	52,076	5,141
	First Financial Bankshares Inc.	158,924	4,866
	Sabra Health Care REIT Inc.	218,217	4,718
	IBERIABANK Corp.	65,783	4,538
	Stifel Financial Corp.	84,942	4,538
	RLI Corp.	49,121	4,498
	STAG Industrial Inc.	154,439	4,491
	Ryman Hospitality Properties Inc.	56,110	4,470
	United Bankshares Inc.	120,401	4,440
	PS Business Parks Inc.	24,516	4,403
	Pebblebrook Hotel Trust	158,641	4,279
	National Health Investors Inc.	51,124	4,241
	Valley National Bancorp	395,730	4,159
	Glacier Bancorp Inc.	103,742	4,118
	Physicians Realty Trust	226,526	3,923
	Terreno Realty Corp.	76,030	3,844
	Community Bank System Inc.	62,119	3,789
	Federated Investors Inc. Class B	117,766	3,773
	Hancock Whitney Corp.	104,385	3,665
	Sunstone Hotel Investors Inc.	278,506	3,660
	Atlantic Union Bankshares Corp.	99,134	3,580
	Old National Bancorp	211,172	3,548
	Washington Federal Inc.	98,132	3,493
	CenterState Bank Corp.	153,755	3,478
	Agree Realty Corp.	46,172	3,449
	Apollo Commercial Real Estate Finance Inc.	185,512	3,441
	RLJ Lodging Trust	210,279	3,409
	UMB Financial Corp.	54,214	3,379
	CVB Financial Corp.	163,550	3,364
	Home BancShares Inc.	189,112	3,351
	QTS Realty Trust Inc. Class A	67,000	3,287
	Fulton Financial Corp.	203,462	3,245
	BancorpSouth Bank	116,744	3,221
	South State Corp.	42,800	3,149
	Cathay General Bancorp	94,868	3,149
	Kennedy-Wilson Holdings Inc.	149,524	3,137
	Investors Bancorp Inc.	282,315	3,134
	PotlatchDeltic Corp.	81,429	3,133
	Columbia Banking System Inc.	89,636	3,093
	Piedmont Office Realty Trust Inc. Class A	152,721	3,015
	Lexington Realty Trust	280,771	2,917
	CNO Financial Group Inc.	195,307	2,828
	Ameris Bancorp	80,222	2,823
	Xenia Hotels & Resorts Inc.	138,303	2,795
	First Financial Bancorp	118,995	2,787
	CareTrust REIT Inc.	117,015	2,784
	Independent Bank Corp.	40,656	2,749
*	Genworth Financial Inc. Class A	617,878	2,737
	Acadia Realty Trust	99,289	2,716
	American Assets Trust Inc.	56,974	2,670
	Simmons First National Corp. Class A	110,895	2,661
	WSFS Financial Corp.	64,124	2,643
	Argo Group International Holdings Ltd.	39,968	2,627

8

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Washington REIT	98,389	2,606
	EVERTEC Inc.	74,029	2,581
	Trustmark Corp.	78,490	2,565
	First Midwest Bancorp Inc.	133,056	2,555
	ProAssurance Corp.	65,280	2,550
	United Community Banks Inc.	96,073	2,537
	Urban Edge Properties	144,374	2,528
	First BanCorp	263,827	2,527
	GEO Group Inc.	146,658	2,517
*	Enstar Group Ltd.	14,016	2,504
	CoreCivic Inc.	145,242	2,462
	Senior Housing Properties Trust	289,044	2,454
	International Bancshares Corp.	67,907	2,417
	LegacyTexas Financial Group Inc.	59,756	2,414
	Retail Opportunity Investments Corp.	137,311	2,404
	Invesco Mortgage Capital Inc.	159,528	2,398
	Four Corners Property Trust Inc.	83,433	2,377
	American Equity Investment Life Holding Co.	110,001	2,371
	Kinsale Capital Group Inc.	24,116	2,369
	Cadence BanCorp Class A	153,279	2,356
	LTC Properties Inc.	48,028	2,344
	DiamondRock Hospitality Co.	246,162	2,331
	National Storage Affiliates Trust	69,389	2,322
*	Cannae Holdings Inc.	82,820	2,304
	Ares Management Corp.	78,871	2,295
	Renasant Corp.	69,715	2,286
*	eHealth Inc.	27,362	2,280
	Banner Corp.	42,133	2,271
*	NMI Holdings Inc. Class A	79,618	2,256
	Mack-Cali Realty Corp.	110,689	2,255
	Pacific Premier Bancorp Inc.	75,027	2,210
	Horace Mann Educators Corp.	50,379	2,210
	WesBanco Inc.	64,548	2,209
	Capitol Federal Financial Inc.	161,803	2,179
	First Merchants Corp.	60,680	2,167
	Independent Bank Group Inc.	44,309	2,167
	Towne Bank	81,394	2,138
	Ladder Capital Corp. Class A	125,436	2,105
*	Cushman & Wakefield plc	124,958	2,104
	Hilltop Holdings Inc.	88,449	2,101
	Great Western Bancorp Inc.	69,911	2,085
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	75,041	2,073
	Hope Bancorp Inc.	150,971	2,025
	Essential Properties Realty Trust Inc.	88,761	2,016
	PennyMac Mortgage Investment Trust	91,801	1,998
	Global Net Lease Inc.	103,209	1,980
	Westamerica Bancorporation	31,971	1,970
	Moelis & Co. Class A	58,235	1,953
	National General Holdings Corp.	82,611	1,948
	Redwood Trust Inc.	116,950	1,941
	Northwest Bancshares Inc.	122,374	1,935
	Walker & Dunlop Inc.	34,628	1,934
	Alexander & Baldwin Inc.	83,712	1,916
	Chesapeake Lodging Trust	72,897	1,877
*	PRA Group Inc.	54,864	1,873
*	Green Dot Corp. Class A	60,800	1,859
	Bank of NT Butterfield & Son Ltd.	66,707	1,838
*	Axos Financial Inc.	70,498	1,827
	Houlihan Lokey Inc. Class A	41,277	1,824
	NBT Bancorp Inc.	52,070	1,821
*,^	Redfin Corp.	107,623	1,818
	Provident Financial Services Inc.	75,346	1,794
	James River Group Holdings Ltd.	36,339	1,791
	First Interstate BancSystem Inc. Class A	45,673	1,781

9

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	ServisFirst Bancshares Inc.	57,885	1,760
	Safety Insurance Group Inc.	18,115	1,747
	Heartland Financial USA Inc.	39,907	1,745
	Easterly Government Properties Inc.	83,861	1,723
	Industrial Logistics Properties Trust	79,619	1,703
	Uniti Group Inc.	227,728	1,683
	Eagle Bancorp Inc.	41,076	1,673
	Hamilton Lane Inc. Class A	26,807	1,666
	Employers Holdings Inc.	38,480	1,660
	Berkshire Hills Bancorp Inc.	56,562	1,659
	Artisan Partners Asset Management Inc. Class A	61,519	1,639
^	Tanger Factory Outlet Centers Inc.	114,167	1,614
	AMERISAFE Inc.	23,474	1,613
	Office Properties Income Trust	59,019	1,600
	American Finance Trust Inc.	130,498	1,562
	New York Mortgage Trust Inc.	253,498	1,559
	Seritage Growth Properties Class A	39,778	1,555
	First Busey Corp.	63,164	1,548
	Independence Realty Trust Inc.	109,549	1,524
	Newmark Group Inc. Class A	175,234	1,521
	Veritex Holdings Inc.	64,278	1,517
	Cohen & Steers Inc.	27,994	1,510
	Universal Health Realty Income Trust	15,608	1,509
*	Seacoast Banking Corp. of Florida	63,989	1,494
	City Holding Co.	20,019	1,488
	Park National Corp.	16,376	1,475
	First Commonwealth Financial Corp.	119,080	1,473
	Waddell & Reed Financial Inc. Class A	90,349	1,461
	Nelnet Inc. Class A	21,780	1,460
	Monmouth Real Estate Investment Corp.	110,972	1,456
	Tompkins Financial Corp.	18,237	1,443
	Sandy Spring Bancorp Inc.	43,081	1,442
	Kite Realty Group Trust	100,896	1,442
	FGL Holdings	177,371	1,415
	Meta Financial Group Inc.	45,517	1,407
	Summit Hotel Properties Inc.	126,026	1,406
	S&T Bancorp Inc.	41,086	1,406
*	Encore Capital Group Inc.	37,598	1,387
*	Cardtronics plc Class A	46,479	1,377
	Brookline Bancorp Inc.	95,435	1,340
	OceanFirst Financial Corp.	61,476	1,292
	Getty Realty Corp.	40,628	1,290
	Southside Bancshares Inc.	39,020	1,285
	Kearny Financial Corp.	101,349	1,275
	Lakeland Financial Corp.	29,992	1,270
	OFG Bancorp	61,695	1,266
	Flagstar Bancorp Inc.	34,705	1,262
	First Bancorp	35,655	1,256
	Colony Credit Real Estate Inc.	98,488	1,234
	ARMOUR Residential REIT Inc.	74,592	1,225
	BancFirst Corp.	22,658	1,218
	Piper Jaffray Cos.	16,741	1,218
	Granite Point Mortgage Trust Inc.	65,141	1,191
	Enterprise Financial Services Corp.	29,985	1,182
	United Fire Group Inc.	26,110	1,179
	PJT Partners Inc.	28,245	1,175
	National Bank Holdings Corp. Class A	35,891	1,171
	TPG RE Finance Trust Inc.	60,310	1,171
	Heritage Financial Corp.	44,607	1,168
	TriCo Bancshares	32,541	1,151
	RPT Realty	95,094	1,132
*	Evo Payments Inc. Class A	38,061	1,130
	Armada Hoffler Properties Inc.	63,990	1,110
*	World Acceptance Corp.	8,102	1,077

10

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Boston Private Financial Holdings Inc.	100,950	1,072
	NexPoint Residential Trust Inc.	22,791	1,057
*	LendingClub Corp.	80,084	1,048
	Stewart Information Services Corp.	28,533	1,022
	Meridian Bancorp Inc.	58,376	1,020
^	Innovative Industrial Properties Inc.	11,411	1,017
*	Marcus & Millichap Inc.	27,981	1,010
	Investors Real Estate Trust	14,351	994
*	Ambac Financial Group Inc.	55,013	992
	Alexander’s Inc.	2,594	979
*	Columbia Financial Inc.	64,369	976
	iStar Inc.	75,275	964
	Central Pacific Financial Corp.	34,593	962
*	Enova International Inc.	40,108	959
	Franklin Street Properties Corp.	126,406	957
	Universal Insurance Holdings Inc.	37,722	943
	Community Healthcare Trust Inc.	21,833	931
*	MBIA Inc.	103,178	929
	Chatham Lodging Trust	55,884	927
	NorthStar Realty Europe Corp.	54,655	925
	German American Bancorp Inc.	30,169	921
	Federal Agricultural Mortgage Corp.	10,980	904
*	PennyMac Financial Services Inc.	30,389	899
*	Triumph Bancorp Inc.	29,965	899
	Stock Yards Bancorp Inc.	24,669	895
	TrustCo Bank Corp. NY	115,751	888
	Univest Financial Corp.	35,022	886
	Lakeland Bancorp Inc.	59,331	883
	Carolina Financial Corp.	25,478	870
	Cass Information Systems Inc.	17,155	868
	RMR Group Inc. Class A	18,563	865
	Virtus Investment Partners Inc.	8,094	864
	Washington Trust Bancorp Inc.	18,443	856
	Preferred Bank	17,088	854
*	Third Point Reinsurance Ltd.	89,962	847
*,^	Trupanion Inc.	34,596	833
	Northfield Bancorp Inc.	53,696	833
	Gladstone Commercial Corp.	36,637	831
	ConnectOne Bancorp Inc.	40,321	826
	Bryn Mawr Bank Corp.	24,216	826
	Oritani Financial Corp.	47,957	822
	Banc of California Inc.	56,155	818
*	Mr Cooper Group Inc.	91,754	808
*	HomeStreet Inc.	30,249	798
	WisdomTree Investments Inc.	162,191	780
	Brightsphere Investment Group Inc.	85,327	776
	Camden National Corp.	18,672	774
	United Financial Bancorp Inc.	61,775	772
	1st Source Corp.	17,337	769
*	Allegiance Bancshares Inc.	23,684	768
	Dime Community Bancshares Inc.	38,589	765
*	INTL. FCStone Inc.	19,382	760
	Great Southern Bancorp Inc.	13,478	759
	Urstadt Biddle Properties Inc. Class A	36,144	759
*	Focus Financial Partners Inc. Class A	36,867	757
	Origin Bancorp Inc.	23,519	754
	Capstead Mortgage Corp.	102,966	749
	FB Financial Corp.	20,854	748
*	St. Joe Co.	41,240	741
	Horizon Bancorp Inc.	45,461	739
	Preferred Apartment Communities Inc. Class A	54,842	738
*	Everi Holdings Inc.	82,326	736
^	Washington Prime Group Inc.	227,454	735
	Community Trust Bancorp Inc.	18,834	733

11

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	National Western Life Group Inc. Class A	2,834	731
	Saul Centers Inc.	14,470	727
^	CorEnergy Infrastructure Trust Inc.	15,666	707
	Banco Latinoamericano de Comercio Exterior SA	37,552	681
	Midland States Bancorp Inc.	26,313	678
	Peoples Bancorp Inc.	21,917	673
	Retail Value Inc.	18,172	672
	Front Yard Residential Corp.	60,294	669
	State Auto Financial Corp.	20,859	667
	Realogy Holdings Corp.	138,520	662
	Bank of Marin Bancorp	16,295	662
	First Foundation Inc.	47,380	661
	Hanmi Financial Corp.	36,883	661
*	Customers Bancorp Inc.	34,520	652
	Peapack Gladstone Financial Corp.	23,024	648
	First Financial Corp.	15,929	647
*	Nicolet Bankshares Inc.	10,100	640
	City Office REIT Inc.	47,234	640
	FBL Financial Group Inc. Class A	11,785	639
	First Bancshares Inc.	20,185	637
	Flushing Financial Corp.	32,924	635
	First of Long Island Corp.	29,167	635
	QCR Holdings Inc.	17,971	635
	New Senior Investment Group Inc.	100,877	630
	Goosehead Insurance Inc. Class A	13,610	629
	CatchMark Timber Trust Inc. Class A	62,860	623
	First Defiance Financial Corp.	23,644	618
	CBTX Inc.	22,796	614
	Mercantile Bank Corp.	19,543	601
	First Community Bankshares Inc.	18,691	595
	AG Mortgage Investment Trust Inc.	39,644	594
	Hersha Hospitality Trust Class A	42,508	591
	Heritage Commerce Corp.	50,758	588
*	TriState Capital Holdings Inc.	29,734	587
	KKR Real Estate Finance Trust Inc.	30,708	581
	Whitestone REIT	46,194	574
	Ellington Financial Inc.	32,822	573
*	Watford Holdings Ltd.	24,628	571
	First Mid Bancshares Inc.	17,724	569
	Live Oak Bancshares Inc.	31,566	566
	United Community Financial Corp.	58,166	561
	RE/MAX Holdings Inc. Class A	21,769	559
*	Bancorp Inc.	61,145	558
	Opus Bank	26,649	553
*	Cowen Inc. Class A	35,376	552
	Ready Capital Corp.	37,590	552
	UMH Properties Inc.	42,731	550
	Financial Institutions Inc.	18,846	548
	Western Asset Mortgage Capital Corp.	57,351	539
	Bridge Bancorp Inc.	19,859	534
	Independent Bank Corp.	27,404	532
	Diamond Hill Investment Group Inc.	3,944	532
*	Carter Bank & Trust	27,564	521
	B. Riley Financial Inc.	24,560	520
	People’s Utah Bancorp	19,094	506
	Jernigan Capital Inc.	26,123	504
	One Liberty Properties Inc.	18,760	502
	Republic Bancorp Inc. Class A	11,800	501
	HomeTrust Bancshares Inc.	19,611	495
	Ares Commercial Real Estate Corp.	32,869	493
	Waterstone Financial Inc.	29,600	491
	Old Line Bancshares Inc.	18,571	491
*	Byline Bancorp Inc.	28,364	488
*	EZCORP Inc. Class A	61,905	487

12

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Arrow Financial Corp.	15,063	484
*,^	Paysign Inc.	36,243	482
	CorePoint Lodging Inc.	52,486	478
*	Atlantic Capital Bancshares Inc.	28,708	468
	CNB Financial Corp.	17,688	468
*	Equity Bancshares Inc. Class A	18,401	466
	Franklin Financial Network Inc.	15,960	462
	Och-Ziff Capital Management Group Inc. Class A	20,498	461
	American National Bankshares Inc.	13,037	446
	Spirit MTA REIT	52,554	441
^	Pennsylvania REIT	84,566	435
	Dynex Capital Inc.	30,754	434
*	Tejon Ranch Co.	25,635	429
	Sierra Bancorp	17,249	425
	Heritage Insurance Holdings Inc.	32,419	425
*	FRP Holdings Inc.	8,595	423
	Farmers National Banc Corp.	31,196	421
	Old Second Bancorp Inc.	35,330	417
	Exantas Capital Corp.	37,133	416
	MidWestOne Financial Group Inc.	14,348	416
	EMC Insurance Group Inc.	11,548	415
	Bar Harbor Bankshares	18,583	410
	Global Medical REIT Inc.	37,480	410
	West Bancorporation Inc.	19,501	406
*	Donnelley Financial Solutions Inc.	37,947	403
	Capital City Bank Group Inc.	16,366	399
*	Amerant Bancorp Inc.	23,543	390
	PCSB Financial Corp.	19,727	389
	Consolidated-Tomoka Land Co.	6,086	389
	Cambridge Bancorp	5,227	386
	Civista Bancshares Inc.	18,751	383
^	Bank First Corp.	7,032	383
	Peoples Financial Services Corp.	8,501	381
*,^	Citizens Inc. Class A	60,273	379
	Anworth Mortgage Asset Corp.	119,170	369
	RBB Bancorp	19,781	365
^	Orchid Island Capital Inc.	67,045	364
	Business First Bancshares Inc.	15,204	359
	Home Bancorp Inc.	9,481	353
	Southern National Bancorp of Virginia Inc.	24,018	351
	Citizens & Northern Corp.	14,610	347
	Braemar Hotels & Resorts Inc.	37,763	346
*	Greenlight Capital Re Ltd. Class A	36,947	340
	Summit Financial Group Inc.	13,477	332
	BBX Capital Corp. Class A	79,852	331
	Oppenheimer Holdings Inc. Class A	11,762	327
	Ashford Hospitality Trust Inc.	116,350	326
*	Southern First Bancshares Inc.	8,464	323
	First Bancorp Inc.	12,695	322
	Bluerock Residential Growth REIT Inc. Class A	25,889	320
	Southern Missouri Bancorp Inc.	9,585	320
	Great Ajax Corp.	21,786	318
*	HarborOne Bancorp Inc.	31,888	318
	Enterprise Bancorp Inc.	10,929	316
*	Bridgewater Bancshares Inc.	28,406	316
	Farmers & Merchants Bancorp Inc.	12,285	314
	Macatawa Bank Corp.	31,739	314
*	Metropolitan Bank Holding Corp.	8,669	314
	Hingham Institution for Savings	1,731	312
	HCI Group Inc.	7,909	308
	Guaranty Bancshares Inc.	10,197	307
*	SmartFinancial Inc.	15,505	300
	Northrim BanCorp Inc.	8,239	298
*	Spirit of Texas Bancshares Inc.	14,304	295

13

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	United Insurance Holdings Corp.	25,102	294
*	Ocwen Financial Corp.	164,043	294
	Ames National Corp.	11,073	293
*	Regional Management Corp.	11,231	289
*	Curo Group Holdings Corp.	21,204	289
	Greenhill & Co. Inc.	20,468	287
	Ladenburg Thalmann Financial Services Inc.	144,588	283
	Reliant Bancorp Inc.	12,364	283
*	Safeguard Scientifics Inc.	23,537	281
	Central Valley Community Bancorp	14,312	280
	ACNB Corp.	8,306	280
*	Baycom Corp.	12,522	277
*	Hallmark Financial Services Inc.	15,726	276
	Century Bancorp Inc. Class A	3,413	276
	Capstar Financial Holdings Inc.	17,791	275
	Westwood Holdings Group Inc.	9,944	273
	Amalgamated Bank Class A	16,873	271
	Orrstown Financial Services Inc.	12,476	266
	Investar Holding Corp.	11,464	266
	Safehold Inc.	9,069	266
*	On Deck Capital Inc.	80,917	263
	Western New England Bancorp Inc.	29,409	261
	Global Indemnity Ltd.	10,135	261
*	Rafael Holdings Inc. Class B	12,829	259
	First Choice Bancorp	12,347	259
	National Bankshares Inc.	7,696	258
*	Entegra Financial Corp.	8,559	257
	Territorial Bancorp Inc.	9,387	257
	Arlington Asset Investment Corp. Class A	51,900	256
	LCNB Corp.	15,199	255
	Luther Burbank Corp.	24,298	254
	Premier Financial Bancorp Inc.	16,281	252
	Cherry Hill Mortgage Investment Corp.	20,895	251
	PCB Bancorp	15,216	251
*	I3 Verticals Inc. Class A	11,059	250
	Parke Bancorp Inc.	10,970	250
	Cedar Realty Trust Inc.	104,503	248
	Investors Title Co.	1,675	247
	Codorus Valley Bancorp Inc.	11,019	246
	Shore Bancshares Inc.	15,972	245
*	FVCBankcorp Inc.	14,774	245
*	Forestar Group Inc.	12,593	240
	First Internet Bancorp	11,790	238
	FS Bancorp Inc.	4,909	238
*	Palomar Holdings Inc.	6,903	235
	Penns Woods Bancorp Inc.	5,662	234
*	Howard Bancorp Inc.	15,705	232
	Timberland Bancorp Inc.	9,083	232
	Gladstone Land Corp.	20,115	232
	First Business Financial Services Inc.	10,110	228
	MBT Financial Corp.	23,120	227
	Marlin Business Services Corp.	10,509	227
	MVB Financial Corp.	11,881	224
	First Capital Inc.	3,949	224
	First Bank	21,148	223
	SB One Bancorp	9,991	223
	MutualFirst Financial Inc.	7,364	222
	Independence Holding Co.	5,999	222
*,^	Health Insurance Innovations Inc. Class A	11,874	218
*	Select Bancorp Inc.	19,914	217
*	Republic First Bancorp Inc.	53,226	215
*	PICO Holdings Inc.	22,322	215
	Bank of Commerce Holdings	21,437	214
	Norwood Financial Corp.	6,954	214

14

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	BCB Bancorp Inc.	17,270	213
	Farmland Partners Inc.	35,295	213
	Tiptree Inc.	30,334	211
	Bankwell Financial Group Inc.	7,943	209
*	International Money Express Inc.	15,801	206
*	Malvern Bancorp Inc.	9,645	204
	Mid Penn Bancorp Inc.	8,408	204
	Community Bankers Trust Corp.	25,906	201
	BankFinancial Corp.	17,204	201
	C&F Financial Corp.	4,192	199
	Evans Bancorp Inc.	5,799	198
	MidSouth Bancorp Inc.	18,994	197
	Unity Bancorp Inc.	9,944	195
*	NI Holdings Inc.	11,489	193
	Sterling Bancorp Inc.	20,682	193
	Community Financial Corp.	6,083	191
	Clipper Realty Inc.	17,429	191
	Northeast Bank	9,019	189
	Donegal Group Inc. Class A	13,028	188
^	Fidelity D&D Bancorp Inc.	3,365	185
*	MainStreet Bancshares Inc.	8,656	184
*	Stratus Properties Inc.	6,999	184
	Protective Insurance Corp. Class B	11,342	184
	Riverview Bancorp Inc.	26,023	183
	CBL & Associates Properties Inc.	201,226	183
	Bank of Princeton	6,856	183
*	Esquire Financial Holdings Inc.	7,745	182
	Prudential Bancorp Inc.	11,193	181
	Pzena Investment Management Inc. Class A	22,218	181
*	Pacific Mercantile Bancorp	23,719	180
	Crawford & Co. Class A	18,639	180
	ESSA Bancorp Inc.	11,680	179
*	MMA Capital Holdings Inc.	5,981	177
	United Security Bancshares	16,829	175
	BRT Apartments Corp.	12,048	174
	DNB Financial Corp.	4,234	174
	Chemung Financial Corp.	4,291	172
	First Northwest Bancorp	10,687	171
	FedNat Holding Co.	13,852	169
*,^	eXp World Holdings Inc.	19,436	169
	Ohio Valley Banc Corp.	5,201	168
	1st Constitution Bancorp	9,621	167
	Peoples Bancorp of North Carolina Inc.	5,997	167
	Merchants Bancorp	10,493	166
	Franklin Financial Services Corp.	5,113	161
	Mackinac Financial Corp.	11,243	159
*	PDL Community Bancorp	11,335	159
	Level One Bancorp Inc.	6,675	157
	FNCB Bancorp Inc.	20,848	153
	Hawthorn Bancshares Inc.	6,895	152
	OP Bancorp	15,584	148
*	Coastal Financial Corp.	10,003	148
	Colony Bankcorp Inc.	9,057	145
	Provident Financial Holdings Inc.	7,158	145
*	Altisource Portfolio Solutions SA	7,171	142
	Silvercrest Asset Management Group Inc. Class A	10,679	140
*	Provident Bancorp Inc.	5,388	136
	Union Bankshares Inc.	4,881	134
	First Financial Northwest Inc.	9,630	132
	Oak Valley Bancorp	8,133	131
*	Medallion Financial Corp.	25,154	119
*	Capital Bancorp Inc.	9,530	115
*	Elevate Credit Inc.	26,713	115
	First Guaranty Bancshares Inc.	5,827	111

15

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	GAMCO Investors Inc. Class A	6,223	110
	Greene County Bancorp Inc.	3,992	107
	GAIN Capital Holdings Inc.	23,281	106
*	Siebert Financial Corp.	9,479	104
	CIM Commercial Trust Corp.	4,752	95
*	Maui Land & Pineapple Co. Inc.	8,480	89
*	Bank7 Corp.	4,929	89
	Associated Capital Group Inc. Class A	2,373	82
	South Plains Financial Inc.	4,153	68
*,^	Avalon GloboCare Corp.	26,508	52
*	Priority Technology Holdings Inc.	8,005	45
	Griffin Industrial Realty Inc.	1,198	43
	Value Line Inc.	1,517	41
*	Transcontinental Realty Investors Inc.	1,306	38
*	Red River Bancshares Inc.	850	36
*	American Realty Investors Inc.	2,686	31
	Crawford & Co. Class B	3,421	30
	GWG Holdings Inc.	2,232	21
			608,578
Health Care (16.4%)
*	Novocure Ltd.	103,544	9,408
*	Haemonetics Corp.	62,635	8,364
*	Repligen Corp.	58,307	5,411
*	Teladoc Health Inc.	87,815	5,083
*	Amedisys Inc.	38,403	4,943
*	HealthEquity Inc.	83,194	4,938
*	Tandem Diabetes Care Inc.	68,047	4,929
*	Globus Medical Inc.	93,195	4,759
*	LivaNova plc	59,613	4,628
*	Blueprint Medicines Corp.	59,997	4,600
*	Neogen Corp.	62,982	4,442
*	LHC Group Inc.	36,899	4,373
*	FibroGen Inc.	95,529	4,266
*	Spark Therapeutics Inc.	41,659	4,058
*	NuVasive Inc.	63,675	4,045
*	Syneos Health Inc.	76,007	3,993
*	Arrowhead Pharmaceuticals Inc.	114,696	3,919
*	HMS Holdings Corp.	105,876	3,868
*	Medicines Co.	86,559	3,632
*	Ultragenyx Pharmaceutical Inc.	66,640	3,630
*	Omnicell Inc.	49,990	3,589
*	ACADIA Pharmaceuticals Inc.	129,394	3,579
	CONMED Corp.	33,275	3,353
*	AMN Healthcare Services Inc.	56,740	3,314
*	Arena Pharmaceuticals Inc.	60,973	3,225
*	Wright Medical Group NV	153,861	3,208
*	PTC Therapeutics Inc.	69,843	3,113
	Ensign Group Inc.	62,268	3,107
*	Global Blood Therapeutics Inc.	66,363	3,051
*	Nevro Corp.	36,277	3,037
*	Iovance Biotherapeutics Inc.	140,936	2,961
*	Halozyme Therapeutics Inc.	178,153	2,943
*	MyoKardia Inc.	54,230	2,916
*	Integer Holdings Corp.	39,669	2,872
*	Glaukos Corp.	43,474	2,796
*	Amicus Therapeutics Inc.	282,396	2,793
*	Tenet Healthcare Corp.	126,744	2,744
*	Immunomedics Inc.	213,288	2,730
*	Medpace Holdings Inc.	33,723	2,729
*	Quidel Corp.	43,226	2,725
*	NeoGenomics Inc.	106,805	2,668
*	Invitae Corp.	105,637	2,563
*	Genomic Health Inc.	32,883	2,521

16

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Acceleron Pharma Inc.	56,018	2,516
*	Mirati Therapeutics Inc.	30,452	2,496
*	Cambrex Corp.	41,524	2,489
*	Emergent BioSolutions Inc.	55,701	2,440
*	Portola Pharmaceuticals Inc.	81,376	2,365
*	iRhythm Technologies Inc.	30,178	2,297
*	Merit Medical Systems Inc.	65,399	2,275
*	Natera Inc.	68,200	2,247
*	Zogenix Inc.	52,009	2,220
*	Select Medical Holdings Corp.	134,074	2,175
*	Xencor Inc.	57,712	2,152
*	Ligand Pharmaceuticals Inc.	23,493	2,136
	US Physical Therapy Inc.	15,358	2,051
*	Prestige Consumer Healthcare Inc.	63,566	2,026
*	Cardiovascular Systems Inc.	41,682	2,019
*	Myriad Genetics Inc.	85,544	2,013
*	Intercept Pharmaceuticals Inc.	30,180	1,937
*	Avanos Medical Inc.	57,760	1,916
*	Reata Pharmaceuticals Inc. Class A	24,507	1,890
*	Allakos Inc.	21,293	1,884
*	Pacira BioSciences Inc.	49,476	1,842
*	Allscripts Healthcare Solutions Inc.	202,635	1,840
*	Brookdale Senior Living Inc.	224,916	1,840
*	Ironwood Pharmaceuticals Inc. Class A	187,279	1,744
*	Apellis Pharmaceuticals Inc.	58,927	1,715
	Patterson Cos. Inc.	102,038	1,706
*	Coherus Biosciences Inc.	75,313	1,671
*	Audentes Therapeutics Inc.	53,482	1,663
*	Heron Therapeutics Inc.	89,807	1,663
*	Magellan Health Inc.	26,395	1,663
*	STAAR Surgical Co.	54,233	1,633
*	Supernus Pharmaceuticals Inc.	60,216	1,628
*	BioTelemetry Inc.	40,490	1,605
*	Biohaven Pharmaceutical Holding Co. Ltd.	40,581	1,590
*	Insmed Inc.	94,513	1,554
*	Radius Health Inc.	54,838	1,552
*	Sangamo Therapeutics Inc.	140,102	1,527
*	Momenta Pharmaceuticals Inc.	119,893	1,514
*	Enanta Pharmaceuticals Inc.	21,371	1,508
*	Veracyte Inc.	56,830	1,506
*	Editas Medicine Inc.	60,393	1,500
*	G1 Therapeutics Inc.	41,171	1,495
*	Corcept Therapeutics Inc.	117,693	1,484
*	R1 RCM Inc.	124,626	1,453
*	REGENXBIO Inc.	40,729	1,405
	Atrion Corp.	1,762	1,369
*	Tabula Rasa HealthCare Inc.	23,733	1,348
*,^	Allogene Therapeutics Inc.	47,195	1,285
*	AtriCure Inc.	46,743	1,280
*	Epizyme Inc.	94,493	1,226
*	CryoLife Inc.	45,721	1,225
*	AnaptysBio Inc.	29,888	1,215
*	Varex Imaging Corp.	46,032	1,213
	National HealthCare Corp.	14,878	1,202
*	Theravance Biopharma Inc.	53,826	1,186
*	Orthofix Medical Inc.	22,505	1,144
*	Natus Medical Inc.	41,288	1,143
*	CareDx Inc.	50,033	1,142
*	Addus HomeCare Corp.	12,836	1,129
*	Inspire Medical Systems Inc.	16,209	1,127
*	Tactile Systems Technology Inc.	22,102	1,115
*	Aerie Pharmaceuticals Inc.	51,371	1,113
*	ArQule Inc.	124,074	1,112
*	Esperion Therapeutics Inc.	30,340	1,112

17

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Aimmune Therapeutics Inc.	54,066	1,102
*,^	Denali Therapeutics Inc.	59,156	1,065
*	Athenex Inc.	72,094	1,062
*	Tivity Health Inc.	57,765	1,055
	Luminex Corp.	51,158	1,049
*,^	Omeros Corp.	56,650	1,047
*	Fate Therapeutics Inc.	63,655	1,039
*	Ra Pharmaceuticals Inc.	38,103	1,036
*	Inogen Inc.	22,239	1,031
*	NanoString Technologies Inc.	40,228	1,025
*	Lantheus Holdings Inc.	46,446	1,011
*	Spectrum Pharmaceuticals Inc.	135,672	996
*	Amphastar Pharmaceuticals Inc.	43,665	981
*,^	ZIOPHARM Oncology Inc.	195,308	975
*,^	Cara Therapeutics Inc.	41,575	975
*	Pacific Biosciences of California Inc.	173,203	961
*	Anika Therapeutics Inc.	16,798	953
	National Research Corp.	14,643	938
*	Cytokinetics Inc.	66,640	936
*	NextGen Healthcare Inc.	65,837	936
*	Tricida Inc.	26,567	927
*	CorVel Corp.	10,973	924
*	Codexis Inc.	64,343	903
*	Innoviva Inc.	77,725	901
*	Vanda Pharmaceuticals Inc.	63,356	893
*	Cerus Corp.	165,880	891
*	Vericel Corp.	53,504	885
*	Madrigal Pharmaceuticals Inc.	9,508	881
*	Dicerna Pharmaceuticals Inc.	62,999	876
*	Hanger Inc.	44,096	833
*	MacroGenics Inc.	58,007	832
*	AngioDynamics Inc.	44,438	816
*	Providence Service Corp.	14,229	800
*	Alder Biopharmaceuticals Inc.	88,763	794
*	UroGen Pharma Ltd.	22,800	774
*	OPKO Health Inc.	420,098	773
*	Axsome Therapeutics Inc.	29,630	754
*	Surmodics Inc.	15,963	751
*	Twist Bioscience Corp.	25,870	751
*	Atara Biotherapeutics Inc.	54,235	732
*	ANI Pharmaceuticals Inc.	11,121	728
*	PetIQ Inc. Class A	22,985	728
*	Catalyst Pharmaceuticals Inc.	117,372	723
*	Achillion Pharmaceuticals Inc.	165,823	721
*	RadNet Inc.	51,198	712
*,^	TherapeuticsMD Inc.	241,124	697
*	Adverum Biotechnologies Inc.	64,642	668
*	Y-mAbs Therapeutics Inc.	24,764	658
*	Axogen Inc.	41,285	654
*	Deciphera Pharmaceuticals Inc.	17,980	652
*	Endo International plc	273,599	648
*,^	Intellia Therapeutics Inc.	45,665	648
*	Principia Biopharma Inc.	16,298	647
*	Antares Pharma Inc.	196,918	638
*	Eagle Pharmaceuticals Inc.	11,292	637
*,^	Accelerate Diagnostics Inc.	33,820	635
*	Retrophin Inc.	50,389	634
*,^	WaVe Life Sciences Ltd.	27,408	630
*	Rhythm Pharmaceuticals Inc.	27,962	630
*	Axonics Modulation Technologies Inc.	18,803	626
	LeMaitre Vascular Inc.	19,721	624
*	Intersect ENT Inc.	37,381	612
*	Karyopharm Therapeutics Inc.	70,297	607
*	TG Therapeutics Inc.	95,691	594

18

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Akebia Therapeutics Inc.	143,680	593
*	Heska Corp.	8,451	593
*	Stemline Therapeutics Inc.	48,777	581
*	Triple-S Management Corp. Class B	27,872	572
*	Revance Therapeutics Inc.	53,628	568
*,^	Viking Therapeutics Inc.	81,469	566
*	Eidos Therapeutics Inc.	13,465	563
*	Homology Medicines Inc.	29,587	560
*	Arvinas Inc.	21,417	557
*	Flexion Therapeutics Inc.	41,112	541
*	Kura Oncology Inc.	35,271	535
*	Voyager Therapeutics Inc.	29,379	525
*	Option Care Health Inc.	149,991	525
	Phibro Animal Health Corp. Class A	24,820	513
*	Gossamer Bio Inc.	24,351	510
*,^	Intrexon Corp.	87,324	510
*	Cymabay Therapeutics Inc.	83,855	496
*	OraSure Technologies Inc.	74,930	495
*	Cutera Inc.	16,735	483
*	CytomX Therapeutics Inc.	54,801	481
*	Krystal Biotech Inc.	10,663	480
*	ImmunoGen Inc.	174,794	475
*	Corindus Vascular Robotics Inc.	111,789	475
	Meridian Bioscience Inc.	51,309	474
*	Avid Bioservices Inc.	68,611	473
*	Fluidigm Corp.	84,143	470
*	Intra-Cellular Therapies Inc.	54,219	464
*	Syros Pharmaceuticals Inc.	42,184	463
*	Progenics Pharmaceuticals Inc.	103,514	455
*	Dermira Inc.	56,757	455
*	Collegium Pharmaceutical Inc.	39,118	453
*	AMAG Pharmaceuticals Inc.	40,989	448
*	Cross Country Healthcare Inc.	43,533	446
*	Turning Point Therapeutics Inc.	8,078	441
*,^	MediciNova Inc.	50,635	439
*	BioSpecifics Technologies Corp.	7,880	434
*	BioDelivery Sciences International Inc.	99,260	426
	Utah Medical Products Inc.	4,243	417
*	Prothena Corp. plc	48,952	412
*	Puma Biotechnology Inc.	37,482	403
*	BioCryst Pharmaceuticals Inc.	134,010	401
*	GenMark Diagnostics Inc.	65,962	395
*,^	Rubius Therapeutics Inc.	42,394	393
*	Rocket Pharmaceuticals Inc.	36,184	393
*	Lannett Co. Inc.	37,997	391
*	MeiraGTx Holdings plc	18,993	385
*	SI-BONE Inc.	19,599	381
*	Xeris Pharmaceuticals Inc.	32,462	376
	Owens & Minor Inc.	73,793	375
*,^	Corbus Pharmaceuticals Holdings Inc.	72,241	374
*	Avrobio Inc.	19,089	372
*	Agenus Inc.	127,383	367
*	Silk Road Medical Inc.	8,479	365
*	Kindred Biosciences Inc.	47,913	357
*	SIGA Technologies Inc.	69,497	349
*,^	Dynavax Technologies Corp. Class A	83,605	346
*	Rigel Pharmaceuticals Inc.	204,783	346
*	OrthoPediatrics Corp.	10,688	344
*	Kadmon Holdings Inc.	158,521	339
*	PDL BioPharma Inc.	144,886	339
*,^	Shockwave Medical Inc.	8,049	337
*	Clovis Oncology Inc.	59,418	333
*	ViewRay Inc.	84,523	333
*	ChemoCentryx Inc.	49,582	330

19

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Akorn Inc.	113,657	328
	Computer Programs & Systems Inc.	15,452	327
*	Assembly Biosciences Inc.	28,716	325
*	Translate Bio Inc.	35,747	325
*,^	Akcea Therapeutics Inc.	15,132	319
*	Kodiak Sciences Inc.	28,583	314
*	Eiger BioPharmaceuticals Inc.	28,543	311
*	Albireo Pharma Inc.	12,571	307
*	Gritstone Oncology Inc.	30,334	307
*	Quanterix Corp.	11,595	305
*,^	Sorrento Therapeutics Inc.	141,668	299
*	Arcus Biosciences Inc.	37,871	296
*	Recro Pharma Inc.	25,059	295
*	Amneal Pharmaceuticals Inc.	114,019	291
*,^	Geron Corp.	206,998	290
*	Odonate Therapeutics Inc.	9,394	289
*	Apyx Medical Corp.	40,556	288
*	Accuray Inc.	105,837	284
*	Cyclerion Therapeutics Inc.	28,737	273
*,^	Zynerba Pharmaceuticals Inc.	25,307	271
*	Pfenex Inc.	36,699	270
*	Joint Corp.	15,895	267
*	Mallinckrodt plc	102,269	265
*	Pieris Pharmaceuticals Inc.	56,356	262
*	Concert Pharmaceuticals Inc.	25,861	260
*	Community Health Systems Inc.	103,695	258
*	Minerva Neurosciences Inc.	36,008	257
*,^	MannKind Corp.	228,249	251
*	Aeglea BioTherapeutics Inc.	31,886	249
*	Magenta Therapeutics Inc.	23,694	245
*,^	Inovio Pharmaceuticals Inc.	111,902	242
*	La Jolla Pharmaceutical Co.	25,212	241
*	Protagonist Therapeutics Inc.	18,462	241
*	OptimizeRx Corp.	14,586	239
*,^	Beyondspring Inc.	13,035	235
*,^	Evolus Inc.	13,497	233
*,^	Optinose Inc.	30,360	233
*,^	CEL-SCI Corp.	32,069	230
*	Athersys Inc.	172,872	230
*	RTI Surgical Holdings Inc.	72,082	229
*,^	AcelRx Pharmaceuticals Inc.	95,418	222
*	KalVista Pharmaceuticals Inc.	14,204	222
*	Palatin Technologies Inc.	245,789	221
*	SeaSpine Holdings Corp.	20,151	221
*	Five Prime Therapeutics Inc.	40,734	221
*,^	CorMedix Inc.	28,682	220
*	Crinetics Pharmaceuticals Inc.	13,435	213
*	CASI Pharmaceuticals Inc.	64,996	212
*	Syndax Pharmaceuticals Inc.	24,475	206
*,^	TransEnterix Inc.	224,149	205
	Invacare Corp.	42,396	205
*	Affimed NV	73,297	204
*	Surgery Partners Inc.	31,596	203
*	Scholar Rock Holding Corp.	19,105	202
*,^	Alector Inc.	11,965	197
*	Cellular Biomedicine Group Inc.	15,958	197
*,^	UNITY Biotechnology Inc.	32,027	195
*,^	Ocular Therapeutix Inc.	44,989	193
*	TransMedics Group Inc.	8,043	193
*	Alphatec Holdings Inc.	36,367	190
*	Cue Biopharma Inc.	23,170	190
*	Adamas Pharmaceuticals Inc.	29,828	188
*	Ardelyx Inc.	55,344	188
*	Sientra Inc.	27,404	187

20

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Calithera Biosciences Inc.	47,129	187
*	ChromaDex Corp.	46,218	181
*	Neuronetics Inc.	16,541	177
*	Acorda Therapeutics Inc.	54,551	176
*	Misonix Inc.	8,961	175
*,^	resTORbio Inc.	18,210	175
*	Rockwell Medical Inc.	67,947	174
*	CytoSorbents Corp.	38,943	174
*	Castlight Health Inc. Class B	122,540	173
*	Enzo Biochem Inc.	52,722	171
*,^	Novavax Inc.	28,585	171
*,^	Marker Therapeutics Inc.	32,977	171
*	XBiotech Inc.	20,335	170
*,^	Zynex Inc.	18,967	170
*	IntriCon Corp.	9,741	170
*	BioLife Solutions Inc.	8,131	168
*	Eloxx Pharmaceuticals Inc.	27,097	168
*	Conformis Inc.	77,749	166
*	Synthorx Inc.	9,222	165
*	Chiasma Inc.	31,702	164
*,^	Pulse Biosciences Inc.	13,688	164
*	Verrica Pharmaceuticals Inc.	15,709	156
*	Forty Seven Inc.	20,108	152
*	Solid Biosciences Inc.	18,818	152
*	Apollo Medical Holdings Inc.	7,685	150
*	Kiniksa Pharmaceuticals Ltd. Class A	16,987	150
*,^	Dova Pharmaceuticals Inc.	9,955	149
*	ADMA Biologics Inc.	33,298	149
*	NGM Biopharmaceuticals Inc.	8,205	145
*	Avedro Inc.	6,161	144
*	PhaseBio Pharmaceuticals Inc.	16,695	144
*	Replimune Group Inc.	13,822	143
*	MEI Pharma Inc.	83,008	142
*,^	Paratek Pharmaceuticals Inc.	37,386	140
*	American Renal Associates Holdings Inc.	22,359	139
*,^	Anavex Life Sciences Corp.	52,251	138
*	Celcuity Inc.	7,657	138
*	GlycoMimetics Inc.	41,170	137
*,^	BioSig Technologies Inc.	19,082	135
*	Mustang Bio Inc.	33,898	134
*	Constellation Pharmaceuticals Inc.	18,337	133
*,^	Senseonics Holdings Inc.	130,017	133
*	Galectin Therapeutics Inc.	39,266	131
*	Spero Therapeutics Inc.	12,481	124
*	NextCure Inc.	3,517	122
*,^	Catasys Inc.	8,599	121
*	Chimerix Inc.	59,164	120
*	Lineage Cell Therapeutics Inc.	127,847	119
*	Aldeyra Therapeutics Inc.	27,062	119
*	Assertio Therapeutics Inc.	81,520	117
*	Strongbridge Biopharma plc	44,106	114
*	EyePoint Pharmaceuticals Inc.	75,472	113
*	Kala Pharmaceuticals Inc.	26,655	110
*	X4 Pharmaceuticals Inc.	8,500	108
*	Mersana Therapeutics Inc.	43,726	108
*	Genesis Healthcare Inc.	99,457	107
*	Sutro Biopharma Inc.	13,257	107
*	Seres Therapeutics Inc.	26,030	105
*	Harpoon Therapeutics Inc.	7,236	105
*	Molecular Templates Inc.	20,739	104
*	iRadimed Corp.	5,389	103
*	Aduro Biotech Inc.	81,964	101
*	LogicBio Therapeutics Inc.	10,075	101
*	Precision BioSciences Inc.	11,162	95

21

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Menlo Therapeutics Inc.	18,904	93
*	Evofem Biosciences Inc.	17,236	91
*	Checkpoint Therapeutics Inc.	28,077	88
*,^	Evelo Biosciences Inc.	15,893	87
*	Tocagen Inc.	26,643	87
*	Cerecor Inc.	26,155	85
*	Tyme Technologies Inc.	71,915	84
*	Savara Inc.	36,915	83
*	Jounce Therapeutics Inc.	20,439	77
*	Bioxcel Therapeutics Inc.	7,341	72
*	AgeX Therapeutics Inc.	25,904	70
*	Calyxt Inc.	11,365	70
*	Marinus Pharmaceuticals Inc.	61,091	70
*,^	Cortexyme Inc.	3,516	70
*	Abeona Therapeutics Inc.	45,116	69
*	Millendo Therapeutics Inc.	11,437	69
*	Lexicon Pharmaceuticals Inc.	50,520	67
*	Liquidia Technologies Inc.	16,350	66
*	Kezar Life Sciences Inc.	18,935	64
*,^	PolarityTE Inc.	17,091	63
*	Vapotherm Inc.	5,405	63
*	VBI Vaccines Inc.	102,135	62
*	Organogenesis Holdings Inc.	14,093	58
*,^	Kaleido Biosciences Inc.	6,175	58
*	Synlogic Inc.	19,570	55
*	Oncocyte Corp.	26,177	52
*	Neon Therapeutics Inc.	18,471	50
*	Aclaris Therapeutics Inc.	37,560	38
*	TCR2 Therapeutics Inc.	2,177	37
*,^	Soliton Inc.	2,674	32
*,^	ElectroCore Inc.	15,405	29
*	Osmotica Pharmaceuticals plc	8,058	25
*	Enochian Biosciences Inc.	4,953	23
*	Acer Therapeutics Inc.	6,155	17
*	Hookipa Pharma Inc.	1,871	16
*	Axcella Health Inc.	1,249	9
*,§	Oncternal Therapeutics Inc. CVR	846	2
^,§	Synergy Pharmaceuticals Inc.	224,815	1
			380,558
Materials & Processing (6.3%)
*	Trex Co. Inc.	71,876	6,148
*	RBC Bearings Inc.	29,638	4,728
	Cabot Microelectronics Corp.	35,479	4,422
*	Ingevity Corp.	51,405	3,916
	Louisiana-Pacific Corp.	152,609	3,669
	Simpson Manufacturing Co. Inc.	54,647	3,508
	Balchem Corp.	39,366	3,495
*	Rexnord Corp.	131,283	3,437
	Sensient Technologies Corp.	51,811	3,384
	PolyOne Corp.	95,916	3,070
*	Summit Materials Inc. Class A	137,213	2,879
	Universal Forest Products Inc.	72,651	2,841
	Carpenter Technology Corp.	57,503	2,797
^	Cleveland-Cliffs Inc.	344,539	2,736
*	Builders FirstSource Inc.	139,006	2,704
*	Beacon Roofing Supply Inc.	83,730	2,669
	HB Fuller Co.	62,064	2,645
	Quaker Chemical Corp.	16,082	2,555
	Innospec Inc.	29,635	2,465
	AAON Inc.	50,077	2,402
	Stepan Co.	24,956	2,381
	Commercial Metals Co.	143,993	2,256
	Belden Inc.	47,576	2,170
*	Novagold Resources Inc.	284,030	2,113

22

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Minerals Technologies Inc.	42,990	2,072
*	BMC Stock Holdings Inc.	81,337	2,068
	Compass Minerals International Inc.	41,563	2,067
	Mueller Water Products Inc. Class A	191,385	2,002
	Mueller Industries Inc.	67,759	1,786
	Trinseo SA	49,934	1,752
	Kaiser Aluminum Corp.	19,512	1,725
	Comfort Systems USA Inc.	44,342	1,714
	Worthington Industries Inc.	48,085	1,669
*	Masonite International Corp.	31,136	1,662
*	Gibraltar Industries Inc.	39,437	1,588
*	Installed Building Products Inc.	27,558	1,568
	Boise Cascade Co.	47,512	1,492
	Materion Corp.	24,763	1,457
*	JELD-WEN Holding Inc.	82,355	1,421
	Advanced Drainage Systems Inc.	44,412	1,394
*	Coeur Mining Inc.	247,203	1,352
	Neenah Inc.	20,378	1,300
	Schweitzer-Mauduit International Inc.	37,738	1,266
*	MRC Global Inc.	98,010	1,232
	Apogee Enterprises Inc.	31,855	1,176
*	GCP Applied Technologies Inc.	65,888	1,156
*	GMS Inc.	39,092	1,152
	Greif Inc. Class A	31,827	1,120
*	PGT Innovations Inc.	69,084	1,105
*	Livent Corp.	178,496	1,098
*	Continental Building Products Inc.	42,373	1,065
*	Kraton Corp.	38,096	1,045
	Hecla Mining Co.	584,887	1,041
*	Ferro Corp.	99,325	1,012
	Orion Engineered Carbons SA	72,494	1,008
*	Patrick Industries Inc.	27,453	992
^	US Silica Holdings Inc.	89,242	908
	Chase Corp.	8,900	892
	Tronox Holdings plc Class A	116,904	869
*	AK Steel Holding Corp.	383,205	828
	Interface Inc. Class A	72,334	799
*	US Concrete Inc.	19,450	788
	Griffon Corp.	45,094	787
*	AdvanSix Inc.	34,619	773
	DMC Global Inc.	17,581	764
	PH Glatfelter Co.	53,040	763
	Myers Industries Inc.	43,003	724
*	PQ Group Holdings Inc.	48,770	697
	Quanex Building Products Corp.	40,195	692
	Schnitzer Steel Industries Inc.	31,248	692
	Innophos Holdings Inc.	23,872	671
*	Koppers Holdings Inc.	22,903	607
	Tredegar Corp.	31,718	548
*	OMNOVA Solutions Inc.	53,250	535
	Hawkins Inc.	11,871	526
	American Vanguard Corp.	34,561	490
	Haynes International Inc.	15,111	451
*	Verso Corp.	42,426	433
	Insteel Industries Inc.	22,433	420
	Caesarstone Ltd.	27,464	412
*	UFP Technologies Inc.	8,437	353
*	Intrepid Potash Inc.	116,084	345
	FutureFuel Corp.	31,433	339
*	Unifi Inc.	17,576	338
*	Century Aluminum Co.	61,146	337
	NN Inc.	51,088	328
*	Landec Corp.	29,751	327
*	BlueLinx Holdings Inc.	11,312	325

23

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Greif Inc. Class B	7,723	321
*	Clearwater Paper Corp.	19,482	312
*	Foundation Building Materials Inc.	17,924	307
	Kronos Worldwide Inc.	27,581	302
	Omega Flex Inc.	3,505	295
*	Cornerstone Building Brands Inc.	57,563	270
*	Northwest Pipe Co.	11,651	268
*	Veritiv Corp.	15,783	261
*	TimkenSteel Corp.	48,995	256
	Gold Resource Corp.	71,024	242
*	LB Foster Co. Class A	12,152	242
*,^	Uranium Energy Corp.	227,998	214
	Rayonier Advanced Materials Inc.	59,396	208
*,^	Energy Fuels Inc.	108,557	199
	Oil-Dri Corp. of America	6,427	198
	Culp Inc.	13,455	189
*	Lawson Products Inc.	5,089	185
*	Armstrong Flooring Inc.	27,270	185
	United States Lime & Minerals Inc.	2,388	184
*,^	Amyris Inc.	46,175	175
	Synalloy Corp.	9,742	156
	Eastern Co.	6,934	153
*	Ryerson Holding Corp.	20,456	141
*,^	Forterra Inc.	23,265	139
*	LSB Industries Inc.	27,700	129
	Olympic Steel Inc.	11,993	129
*	Marrone Bio Innovations Inc.	59,899	82
	Valhi Inc.	37,402	73
*	Concrete Pumping Holdings Inc.	13,558	60
*	NL Industries Inc.	11,003	41
	CompX International Inc.	2,125	32
			145,656
Other (0.1%)[2]
*	Adaptive Biotechnologies Corp.	2,775	141
*	Health Catalyst Inc.	3,368	134
*	Avantor Inc.	5,976	105
*	Change Healthcare Inc.	7,154	100
*	Livongo Health Inc.	3,223	99
*	Dynatrace Inc.	4,294	99
*	Stoke Therapeutics Inc.	2,520	94
*	Medallia Inc.	2,552	91
*	Atreca Inc.	3,807	74
*	Phreesia Inc.	2,700	72
*	Assetmark Financial Holdings Inc.	2,170	61
*	Bridgebio Pharma Inc.	1,797	55
*	Castle Biosciences Inc.	1,611	45
*	Grocery Outlet Holding Corp.	1,086	44
*	Crowdstrike Holdings Inc. Class A	479	39
*	Morphic Holding Inc.	1,972	36
*	Chewy Inc.	1,092	36
*	Kura Sushi USA Inc. Class A	1,351	34
*,^	Karuna Therapeutics Inc.	1,670	33
*	Personalis Inc.	1,638	32
*	Fastly Inc. Class A	934	30
*	Sunnova Energy International Inc.	2,684	28
*	RealReal Inc.	2,165	28
*,^,§	Tobira Therapeutics CVR Exp. 12/31/2028	6,201	28
*	Mirum Pharmaceuticals Inc.	2,019	26
*	Revolve Group Inc.	952	22
*	Prevail Therapeutics Inc.	1,903	22
*	Akero Therapeutics Inc.	763	21
*,§	A Schulman Inc. CVR	30,360	13
*	Ideaya Biosciences Inc.	877	6
*,^,§	Corium CVR	31,548	6

24

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*,§	NewStar Financial Inc. CVR	18,788	5
*,§	Media General Inc. CVR	85,418	3
*,§	Omthera Pharmaceuticals Inc. CVR	2,012	1
*,§	Clinical Data CVR	913	—
			1,663
Producer Durables (14.1%)
	MAXIMUS Inc.	77,666	5,976
	EMCOR Group Inc.	68,160	5,960
*	Generac Holdings Inc.	74,760	5,831
	Tetra Tech Inc.	66,677	5,409
*	FTI Consulting Inc.	46,091	4,984
	Insperity Inc.	47,343	4,690
*	Aerojet Rocketdyne Holdings Inc.	89,372	4,668
*	MasTec Inc.	73,767	4,638
	Brink’s Co.	60,996	4,590
	MSA Safety Inc.	43,132	4,556
	Exponent Inc.	63,229	4,482
	KBR Inc.	173,988	4,440
*	Axon Enterprise Inc.	71,324	4,277
*	ASGN Inc.	63,179	3,947
	John Bean Technologies Corp.	38,135	3,902
*	TopBuild Corp.	41,632	3,856
*	Darling Ingredients Inc.	200,831	3,735
*	TriNet Group Inc.	54,600	3,665
	UniFirst Corp.	18,561	3,636
	SkyWest Inc.	61,193	3,504
	GATX Corp.	44,029	3,268
	Moog Inc. Class A	39,560	3,214
*	Proto Labs Inc.	33,362	3,161
*	Spirit Airlines Inc.	83,892	3,149
	Watts Water Technologies Inc. Class A	33,782	3,095
*	Allegheny Technologies Inc.	155,360	3,079
	Herman Miller Inc.	72,654	3,072
	ABM Industries Inc.	81,853	3,050
	Kennametal Inc.	100,173	2,994
	EnerSys	53,332	2,987
*	Itron Inc.	42,291	2,937
	Albany International Corp. Class A	35,440	2,914
*	Advanced Disposal Services Inc.	89,503	2,902
*	ExlService Holdings Inc.	41,363	2,800
	Brady Corp. Class A	58,263	2,751
*	Chart Industries Inc.	43,423	2,729
*	Saia Inc.	31,675	2,709
	Korn Ferry	68,854	2,691
	Cubic Corp.	38,147	2,642
	Barnes Group Inc.	58,303	2,615
	Franklin Electric Co. Inc.	56,978	2,612
	Covanta Holding Corp.	145,845	2,509
*	Welbilt Inc.	159,154	2,505
	Applied Industrial Technologies Inc.	46,745	2,496
*	Casella Waste Systems Inc. Class A	54,525	2,481
	Deluxe Corp.	53,353	2,458
*	Advanced Energy Industries Inc.	46,436	2,398
	ESCO Technologies Inc.	31,420	2,392
	Allegiant Travel Co. Class A	16,005	2,273
	Triton International Ltd.	69,326	2,229
*	Kratos Defense & Security Solutions Inc.	109,816	2,193
	Federal Signal Corp.	73,554	2,185
	Forward Air Corp.	34,879	2,173
*	OSI Systems Inc.	20,404	2,143
	Hillenbrand Inc.	75,537	2,073
*	SPX Corp.	53,868	2,044

^	Healthcare Services Group Inc.	90,653	2,044
	Altra Industrial Motion Corp.	78,517	2,041

25

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Kaman Corp.	33,741	1,970
	Terex Corp.	77,742	1,930
	McGrath RentCorp	29,527	1,891
	ICF International Inc.	22,212	1,880
	Matson Inc.	52,455	1,864
	Werner Enterprises Inc.	55,295	1,807
	Badger Meter Inc.	34,849	1,797
	AAR Corp.	40,722	1,749
*	Harsco Corp.	96,972	1,736
*	Hub Group Inc. Class A	40,288	1,735
*	SPX FLOW Inc.	51,074	1,722
	Mobile Mini Inc.	54,577	1,706
*	Huron Consulting Group Inc.	27,342	1,674
*	Dycom Industries Inc.	37,066	1,649
	HNI Corp.	52,841	1,648
	Steelcase Inc. Class A	106,016	1,646
*	Atkore International Group Inc.	56,278	1,633
*	TriMas Corp.	55,544	1,632
	US Ecology Inc.	26,888	1,629
	Granite Construction Inc.	57,187	1,626
	EnPro Industries Inc.	25,132	1,565
	Helios Technologies Inc.	35,657	1,526
	Actuant Corp. Class A	68,091	1,512
	Tennant Co.	21,943	1,501
*	Air Transport Services Group Inc.	71,227	1,439
	Hawaiian Holdings Inc.	58,088	1,418
*	Evoqua Water Technologies Corp.	91,125	1,409
	Aircastle Ltd.	64,225	1,403
*	CBIZ Inc.	62,455	1,395
	Ship Finance International Ltd.	98,871	1,391
*	Navistar International Corp.	60,353	1,388
	Scorpio Tankers Inc.	52,747	1,387
*	Sykes Enterprises Inc.	47,644	1,382
	Knoll Inc.	59,839	1,380
*	Conduent Inc.	211,141	1,374
	Alamo Group Inc.	12,023	1,373
	Encore Wire Corp.	24,835	1,341
*	AeroVironment Inc.	25,908	1,335
*	Milacron Holdings Corp.	83,545	1,324
	Navigant Consulting Inc.	47,401	1,321
	AZZ Inc.	31,641	1,306
	Raven Industries Inc.	43,671	1,274
	Triumph Group Inc.	60,372	1,255
	MTS Systems Corp.	21,917	1,246
	CSW Industrials Inc.	18,188	1,241
*	Herc Holdings Inc.	29,340	1,211
	Rush Enterprises Inc. Class A	33,432	1,207
	Heartland Express Inc.	57,301	1,179
	Lindsay Corp.	13,143	1,160
	Douglas Dynamics Inc.	27,272	1,139
	ACCO Brands Corp.	122,372	1,134
	Kadant Inc.	13,371	1,100
	Primoris Services Corp.	54,193	1,059
	Standex International Corp.	15,282	1,051
*	FARO Technologies Inc.	20,981	1,033
*	SEACOR Holdings Inc.	21,177	995
	Kelly Services Inc. Class A	40,633	984
*	SP Plus Corp.	27,774	958
	H&E Equipment Services Inc.	38,872	944
*	TrueBlue Inc.	48,525	942
	Marten Transport Ltd.	47,745	939
	Mesa Laboratories Inc.	4,152	919
	ArcBest Corp.	30,995	918
	Greenbrier Cos. Inc.	39,081	910

26

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Wabash National Corp.	66,499	907
	Columbus McKinnon Corp.	27,735	898
	Kforce Inc.	27,512	895
*	WillScot Corp. Class A	62,856	877
*	Thermon Group Holdings Inc.	39,571	861
	TTEC Holdings Inc.	17,433	818
*	CIRCOR International Inc.	23,763	817
*	Astronics Corp.	29,503	812
*	Great Lakes Dredge & Dock Corp.	74,167	804
	Pitney Bowes Inc.	220,549	785
*	NV5 Global Inc.	12,399	765
	Kimball International Inc. Class B	43,436	762
	Barrett Business Services Inc.	8,730	761
	Astec Industries Inc.	27,201	751
*	Tidewater Inc.	47,273	745
*	Aegion Corp. Class A	37,617	743
	Argan Inc.	17,912	740
*	Atlas Air Worldwide Holdings Inc.	28,617	740
*,^	CryoPort Inc.	32,951	717
*	Wesco Aircraft Holdings Inc.	64,823	713
*	BrightView Holdings Inc.	38,244	701
	Hyster-Yale Materials Handling Inc.	12,318	672
*	Echo Global Logistics Inc.	33,365	669
*	Vicor Corp.	21,668	661
*	DXP Enterprises Inc.	19,792	642
	Gorman-Rupp Co.	21,460	641
	Ennis Inc.	31,041	624
*	Modine Manufacturing Co.	60,277	615
	Resources Connection Inc.	37,094	614
	Heidrick & Struggles International Inc.	22,905	608
*,^	Plug Power Inc.	279,390	606
	DHT Holdings Inc.	107,839	606
	GasLog Ltd.	49,212	605
*	Team Inc.	36,279	598
*	MYR Group Inc.	19,592	562
*	Vectrus Inc.	13,749	556
*	Manitowoc Co. Inc.	43,268	541
*	Ducommun Inc.	13,066	538
*	International Seaways Inc.	30,683	528
	Spartan Motors Inc.	41,792	527
	Luxfer Holdings plc	33,110	520
*	Tutor Perini Corp.	49,351	493
*	Napco Security Technologies Inc.	14,087	486
	Hackett Group Inc.	29,787	480
	Forrester Research Inc.	12,943	451
*	Heritage-Crystal Clean Inc.	18,266	447
*	Energy Recovery Inc.	46,007	445
*	CAI International Inc.	20,572	436
*	Willdan Group Inc.	11,987	433
	REV Group Inc.	33,065	426
	Miller Industries Inc.	13,457	421
*	Lydall Inc.	20,770	418
	Scorpio Bulkers Inc.	65,247	413
*	Vishay Precision Group Inc.	12,712	397
	Powell Industries Inc.	10,863	395
	CRA International Inc.	9,539	371
*	Sterling Construction Co. Inc.	31,773	356
*	Dorian LPG Ltd.	33,769	351
*	Titan Machinery Inc.	23,059	347
	Costamare Inc.	59,725	346
	Quad/Graphics Inc.	37,870	340
	VSE Corp.	10,606	338
*	Blue Bird Corp.	18,441	336
*	Mistras Group Inc.	22,406	327

27

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
^	Teekay Corp.	83,043	305
	Nordic American Tankers Ltd.	169,583	302
	Systemax Inc.	14,909	299
	Park-Ohio Holdings Corp.	10,736	292
*	Diamond S Shipping Inc.	26,732	291
*	Arlo Technologies Inc.	90,044	283
*	Textainer Group Holdings Ltd.	35,105	280
	Allied Motion Technologies Inc.	8,581	276
*	CECO Environmental Corp.	38,398	267
*	Liquidity Services Inc.	34,116	258
*	Teekay Tankers Ltd. Class A	231,872	257
	Advanced Emissions Solutions Inc.	20,017	253
*	Ardmore Shipping Corp.	40,172	251
*	Eagle Bulk Shipping Inc.	53,884	248
	Hurco Cos. Inc.	7,739	247
*	Target Hospitality Corp.	40,220	245
*	Construction Partners Inc. Class A	14,467	239
*	Commercial Vehicle Group Inc.	36,664	233
*	Radiant Logistics Inc.	47,529	232
*	InnerWorkings Inc.	54,336	230
	BG Staffing Inc.	12,099	227
*	DHI Group Inc.	62,330	226
	Universal Logistics Holdings Inc.	10,724	225
	NACCO Industries Inc. Class A	4,481	223
*	Covenant Transportation Group Inc. Class A	15,438	222
	RR Donnelley & Sons Co.	91,423	221
*	Willis Lease Finance Corp.	3,553	219
	Graham Corp.	11,660	215
	Briggs & Stratton Corp.	49,652	214
	Rush Enterprises Inc. Class B	5,680	211
*	GP Strategies Corp.	15,913	205
	Preformed Line Products Co.	3,921	201
*	IES Holdings Inc.	10,474	198
*	American Superconductor Corp.	25,565	196
*	Transcat Inc.	8,311	193
*	Genco Shipping & Trading Ltd.	18,494	177
^	EVI Industries Inc.	5,534	165
*	Mesa Air Group Inc.	25,325	164
	Titan International Inc.	61,043	159
*,^	NRC Group Holdings Corp.	12,390	145
*	PAM Transportation Services Inc.	2,387	138
*	PRGX Global Inc.	24,604	133
*	Safe Bulkers Inc.	64,271	132
*	Overseas Shipholding Group Inc. Class A	81,174	132
*	Gencor Industries Inc.	11,168	128
*	StarTek Inc.	19,834	124
*,^	Energous Corp.	33,896	123
*	Twin Disc Inc.	12,174	123
*	General Finance Corp.	14,370	119
*	Information Services Group Inc.	43,682	116
*	US Xpress Enterprises Inc. Class A	25,404	107
*	Mayville Engineering Co. Inc.	7,663	101
*	Daseke Inc.	56,474	99
*	YRC Worldwide Inc.	38,770	84
*	Exela Technologies Inc.	53,424	61
	LSC Communications Inc.	38,459	50
*,^	Roadrunner Transportation Systems Inc.	4,357	42
*,^	Wrap Technologies Inc.	9,332	39
*	Charah Solutions Inc.	10,835	31
			328,920
Technology (12.5%)
	Science Applications International Corp.	72,749	6,403

*	Silicon Laboratories Inc.	53,011	5,778
*	Mercury Systems Inc.	65,268	5,589

28

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Blackbaud Inc.	59,980	5,456
*	Lumentum Holdings Inc.	93,529	5,215
*	Five9 Inc.	72,106	4,558
	Perspecta Inc.	172,950	4,488
*	Q2 Holdings Inc.	49,249	4,430
*	Verint Systems Inc.	80,283	4,278
*	Tech Data Corp.	45,361	4,206
*	ACI Worldwide Inc.	133,339	3,971
*	Viavi Solutions Inc.	283,165	3,933
*	Cirrus Logic Inc.	72,838	3,907
*	Cornerstone OnDemand Inc.	69,660	3,634
*	LiveRamp Holdings Inc.	83,868	3,553
*	Everbridge Inc.	40,110	3,457
*	Semtech Corp.	80,639	3,384
*	Inphi Corp.	55,021	3,367
*	Envestnet Inc.	58,424	3,342
*	Qualys Inc.	41,879	3,334
*,^	Finisar Corp.	143,753	3,250
*	Rapid7 Inc.	59,423	3,190
*	Yelp Inc. Class A	92,363	3,095
*	Novanta Inc.	41,213	3,091
	Power Integrations Inc.	34,541	3,075
*	Lattice Semiconductor Corp.	152,311	2,999
*	Rogers Corp.	22,646	2,999
*	Cargurus Inc.	90,824	2,963
*	LivePerson Inc.	74,121	2,946
	Brooks Automation Inc.	86,516	2,884
*	Acacia Communications Inc.	45,710	2,882
*	II-VI Inc.	76,604	2,873
*	PROS Holdings Inc.	40,267	2,860
*	Blackline Inc.	52,126	2,655
*	Box Inc.	177,510	2,597
	Vishay Intertechnology Inc.	161,902	2,563
*	Varonis Systems Inc.	36,129	2,468
*	Sanmina Corp.	82,593	2,387
*	SailPoint Technologies Holding Inc.	104,581	2,356
	ManTech International Corp. Class A	32,664	2,296
*,^	Appian Corp. Class A	38,292	2,277
*	Fabrinet	44,452	2,244
*	Anixter International Inc.	37,200	2,231
*	SPS Commerce Inc.	43,810	2,214
	CSG Systems International Inc.	40,105	2,161
*	Bottomline Technologies DE Inc.	52,254	2,155
*	Ambarella Inc.	38,504	2,151
*	Alarm.com Holdings Inc.	44,788	2,132
	Progress Software Corp.	55,117	2,082
*	Insight Enterprises Inc.	43,223	2,077
*	Plexus Corp.	36,243	2,073
*,^	iRobot Corp.	33,448	2,067
*,^	Cloudera Inc.	288,025	2,056
*	Workiva Inc. Class A	42,701	2,054
*	NetScout Systems Inc.	91,193	2,020
*	Knowles Corp.	99,267	2,013
	InterDigital Inc.	39,380	1,936
*	Avaya Holdings Corp.	135,456	1,913
*	Appfolio Inc.	18,673	1,844
*	Diodes Inc.	50,128	1,832
*	CommVault Systems Inc.	41,704	1,809
*	Yext Inc.	113,257	1,786
*	ForeScout Technologies Inc.	49,477	1,773
*	Carbon Black Inc.	67,906	1,772
*	Cray Inc.	49,757	1,738
*	Rambus Inc.	136,926	1,717
*	SVMK Inc.	102,215	1,711

29

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Bandwidth Inc. Class A	19,551	1,705
	NIC Inc.	80,194	1,670
*	Verra Mobility Corp. Class A	119,886	1,669
*	Altair Engineering Inc. Class A	46,988	1,615
*	MaxLinear Inc.	79,501	1,576
*	Zuora Inc. Class A	103,740	1,561
*	FormFactor Inc.	90,513	1,547
*	Stratasys Ltd.	62,731	1,494
*	Perficient Inc.	39,369	1,450
*	Inovalon Holdings Inc. Class A	85,620	1,449
*	MicroStrategy Inc. Class A	10,074	1,444
	Methode Electronics Inc.	44,506	1,413
*	Groupon Inc. Class A	550,388	1,365
*	Synaptics Inc.	42,358	1,356
*	ePlus Inc.	16,261	1,329
*	Blucora Inc.	58,584	1,323
*	NETGEAR Inc.	37,884	1,315
*	TTM Technologies Inc.	121,360	1,294
	Benchmark Electronics Inc.	48,381	1,281
*	Virtusa Corp.	35,072	1,268
	Plantronics Inc.	40,679	1,264
	KEMET Corp.	69,296	1,161
	TiVo Corp.	151,926	1,144
*	Infinera Corp.	213,622	1,139
*	Model N Inc.	39,543	1,132
	CTS Corp.	39,598	1,130
	Xperi Corp.	60,172	1,102
*	MACOM Technology Solutions Holdings Inc.	55,935	1,099
*	Diebold Nixdorf Inc.	93,474	1,048
*	Amkor Technology Inc.	119,604	1,047
*	Upland Software Inc.	27,353	1,039
*	Tenable Holdings Inc.	45,065	1,027
	Ebix Inc.	28,316	1,003
*	3D Systems Corp.	139,567	977
	Monotype Imaging Holdings Inc.	49,282	973
*	Upwork Inc.	66,835	966
*	Extreme Networks Inc.	142,304	951
*	Benefitfocus Inc.	35,950	939
	Presidio Inc.	56,165	900
*	ScanSource Inc.	31,456	889
*	Vocera Communications Inc.	37,496	861
*	Photronics Inc.	79,418	858
*	CEVA Inc.	26,449	831
*	Rudolph Technologies Inc.	37,285	820
*	MobileIron Inc.	116,474	804
*	Eventbrite Inc. Class A	44,475	777
	AVX Corp.	57,342	777
*	Parsons Corp.	22,732	773
*	Nanometrics Inc.	28,273	772
*	Cision Ltd.	111,478	771
	Comtech Telecommunications Corp.	28,597	765
*	Digital Turbine Inc.	94,193	717
*	Harmonic Inc.	104,859	691
*	TechTarget Inc.	27,614	656
*	Impinj Inc.	17,986	654
*	Glu Mobile Inc.	140,967	626
*	Axcelis Technologies Inc.	40,022	613
*	Evolent Health Inc. Class A	88,145	606
*	USA Technologies Inc.	72,895	600
*	Rubicon Project Inc.	58,328	597
	ADTRAN Inc.	58,021	596
*	Agilysys Inc.	21,553	587
	Cohu Inc.	49,019	584
*,^	Tucows Inc. Class A	11,495	580

30

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Loral Space & Communications Inc.	15,608	577
*	Ichor Holdings Ltd.	26,803	570
*	Ultra Clean Holdings Inc.	47,562	568
*	Brightcove Inc.	45,827	565
	American Software Inc. Class A	35,150	554
*	Digimarc Corp.	13,913	550
	QAD Inc. Class A	13,441	545
*	Veeco Instruments Inc.	58,640	543
*	OneSpan Inc.	40,132	542
*	Domo Inc.	21,357	530
	Simulations Plus Inc.	14,633	528
*	Telaria Inc.	52,627	525
^	Maxar Technologies Inc.	72,278	512
*	nLight Inc.	39,505	510
*	TrueCar Inc.	126,152	500
*	Carbonite Inc.	40,305	486
	PC Connection Inc.	13,714	483
*	Zix Corp.	64,949	477
*	A10 Networks Inc.	68,389	475
*	Mitek Systems Inc.	44,928	456
*	SMART Global Holdings Inc.	15,934	453
*	Aquantia Corp.	34,255	451
*	Intelligent Systems Corp.	8,303	439
*	Anterix Inc.	11,247	436
*	Telenav Inc.	38,344	434
*	Endurance International Group Holdings Inc.	86,049	434
*	Digi International Inc.	33,813	432
*	CalAmp Corp.	42,665	410
*	Unisys Corp.	62,022	406
*	PCM Inc.	11,521	403
*	PDF Solutions Inc.	34,104	399
*	Kimball Electronics Inc.	29,909	395
*,^	VirnetX Holding Corp.	74,591	392
*,^	GTT Communications Inc.	40,495	385
	NVE Corp.	5,940	381
	Park Aerospace Corp.	22,553	381
*	Ribbon Communications Inc.	72,671	376
*	Synchronoss Technologies Inc.	46,602	371
*	DSP Group Inc.	26,567	368
*	Adesto Technologies Corp.	33,665	343
*	Calix Inc.	56,973	342
	Daktronics Inc.	45,927	332
*	Limelight Networks Inc.	135,264	329
*,^	PAR Technology Corp.	13,942	322
*	PlayAGS Inc.	32,398	316
*	Meet Group Inc.	91,104	314
*	Immersion Corp.	38,012	312
*	Ooma Inc.	24,338	304
*	ChannelAdvisor Corp.	35,078	302
*	Alpha & Omega Semiconductor Ltd.	24,011	283
*	NeoPhotonics Corp.	45,117	282
*,^	Pareteum Corp.	130,669	280
*	ShotSpotter Inc.	9,770	266
*	Avid Technology Inc.	33,600	251
*,^	Inseego Corp.	54,274	241
*	EverQuote Inc. Class A	10,350	232
*	GTY Technology Holdings Inc.	36,846	231
*,^	Akoustis Technologies Inc.	30,598	224
*	Casa Systems Inc.	38,565	222
*,^	Applied Optoelectronics Inc.	22,609	201
*	Iteris Inc.	35,931	195
*	KVH Industries Inc.	19,260	179
*	eGain Corp.	24,832	178
*	AXT Inc.	48,359	164

31

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Acacia Research Corp.	60,079	157
*	GSI Technology Inc.	18,649	157
*	Clearfield Inc.	13,194	141
	AstroNova Inc.	8,341	137
	Bel Fuse Inc. Class B	11,948	131
*	Airgain Inc.	11,283	127
*	SharpSpring Inc.	10,448	121
*	SecureWorks Corp. Class A	9,788	118
*	Rimini Street Inc.	24,089	115
	TESSCO Technologies Inc.	7,552	112
*	comScore Inc.	59,595	111
*,^	Ideanomics Inc.	62,302	100
*	Leaf Group Ltd.	21,565	90
*	Majesco	9,967	84
*	DASAN Zhone Solutions Inc.	7,557	81
*	Travelzoo	6,107	72
*	Coda Octopus Group Inc.	5,645	50
*	Sonim Technologies Inc.	4,410	32
*	Phunware Inc.	5,297	8
			290,351
Utilities (5.1%)
	Portland General Electric Co.	109,601	6,235
	Southwest Gas Holdings Inc.	65,332	5,960
	ONE Gas Inc.	63,931	5,857
	Black Hills Corp.	73,819	5,663
	ALLETE Inc.	63,320	5,428
	Spire Inc.	60,711	5,154
	New Jersey Resources Corp.	108,670	4,971
	PNM Resources Inc.	97,084	4,952
	j2 Global Inc.	56,970	4,820
	NorthWestern Corp.	61,841	4,480
	American States Water Co.	44,884	4,153
	Avista Corp.	80,291	3,766
*	Vonage Holdings Corp.	277,893	3,674
	South Jersey Industries Inc.	113,316	3,665
	Ormat Technologies Inc.	48,540	3,605
	California Water Service Group	58,944	3,327
	El Paso Electric Co.	49,699	3,315
	MGE Energy Inc.	42,721	3,240
	Cogent Communications Holdings Inc.	51,386	3,129
	Pattern Energy Group Inc. Class A	108,163	2,937
*	Iridium Communications Inc.	120,641	2,917
*	8x8 Inc.	115,697	2,813
	Northwest Natural Holding Co.	35,293	2,518
	Otter Tail Corp.	48,075	2,433
	SJW Group	32,322	2,209
	Chesapeake Utilities Corp.	19,607	1,854
	Shenandoah Telecommunications Co.	58,671	1,850
*	Intelsat SA	81,574	1,687
	Clearway Energy Inc.	89,403	1,582
	Middlesex Water Co.	19,568	1,194
	Unitil Corp.	17,775	1,073
	Connecticut Water Service Inc.	14,952	1,049
	ATN International Inc.	13,655	776
	Clearway Energy Inc. Class A	42,985	720
*	Boingo Wireless Inc.	53,501	689
	York Water Co.	15,851	592
*	ORBCOMM Inc.	90,460	417
	Artesian Resources Corp. Class A	9,708	353
	Consolidated Communications Holdings Inc.	85,752	346
*	Cincinnati Bell Inc.	59,266	322
*,^	Atlantic Power Corp.	130,158	298

*,^	Gogo Inc.	66,783	268
	Consolidated Water Co. Ltd.	17,777	261

32

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2019

				Shares	Market Value ($000)
	RGC Resources Inc.			9,121	259
*	AquaVenture Holdings Ltd.			14,426	255
	Spok Holdings Inc.			21,687	255
*	Pure Cycle Corp.			20,560	223
*	IDT Corp. Class B			20,253	179
	Global Water Resources Inc.			14,982	178
^	Spark Energy Inc. Class A			14,659	139
	Genie Energy Ltd. Class B			17,518	125
*,^	Frontier Communications Corp.			125,890	101
					118,266
Total Common Stocks (Cost $2,349,644)					2,314,234

		Coupon
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.5%)
3,4	Vanguard Market Liquidity Fund	2.249%		578,784	57,884

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill	2.157%	11/7/19	550	548
Total Temporary Cash Investments (Cost $58,425)					58,432
Total Investments (102.1%) (Cost $2,408,069)					2,372,666
Other Assets and Liabilities—Net (-2.1%)[4]					(49,716)
Net Assets (100%)					2,322,950

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $45,851,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.1%, respectively, of net assets.

2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $50,425,000 of collateral received for securities on loan, of which $49,566,000 is held in Vanguard Market Liquidity Fund and $859,000 is held in cash.
5	Securities with a value of $548,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (12.0%)
	Marriott Vacations Worldwide Corp.	15,278	1,506
	TEGNA Inc.	91,583	1,311
*	Adtalem Global Education Inc.	23,822	1,018
*	Meritage Homes Corp.	15,226	995
*	Murphy USA Inc.	10,610	949
*	Taylor Morrison Home Corp. Class A	38,956	929
*	BJ’s Wholesale Club Holdings Inc.	31,803	835
*	TRI Pointe Group Inc.	59,581	834
*	Visteon Corp.	11,915	822
	MDC Holdings Inc.	20,854	806
	KB Home	28,481	800
*	Penn National Gaming Inc.	41,656	799
*	Liberty Latin America Ltd.	48,154	794
*	RH	5,501	788
	Jack in the Box Inc.	9,208	786
	Dana Inc.	60,869	775
	Adient plc	37,011	747
*	Laureate Education Inc. Class A	40,076	733
	Callaway Golf Co.	39,411	700
*	Sally Beauty Holdings Inc.	50,885	622
*	Weight Watchers International Inc.	19,735	592
	Group 1 Automotive Inc.	7,414	554
	PriceSmart Inc.	8,680	525
*,^	Hertz Global Holdings Inc.	42,779	518
^	Bed Bath & Beyond Inc.	53,292	515
	Cooper Tire & Rubber Co.	21,188	498
	Wolverine World Wide Inc.	18,962	492
*	Kontoor Brands Inc.	14,195	486
	Gannett Co. Inc.	44,715	470
	Lithia Motors Inc. Class A	3,582	469
*	Stamps.com Inc.	7,073	455
	International Speedway Corp. Class A	9,881	445
	Guess? Inc.	24,247	438
*	Central Garden & Pet Co. Class A	17,436	420
	Scholastic Corp.	11,941	419
	Abercrombie & Fitch Co.	28,048	410
*	MSG Networks Inc.	24,671	405
*	M/I Homes Inc.	11,076	400
*	K12 Inc.	14,916	393
*	G-III Apparel Group Ltd.	19,076	391
	Acushnet Holdings Corp.	14,824	385
	Matthews International Corp. Class A	13,056	383
	Big Lots Inc.	16,798	382
*	Gray Television Inc.	22,766	348
	La-Z-Boy Inc.	10,902	347
	Caleres Inc.	17,220	347
*	Liberty Latin America Ltd. Class A	19,423	319
*	Stoneridge Inc.	10,371	319
	Marcus Corp.	9,413	316
	Standard Motor Products Inc.	7,000	310
*	American Axle & Manufacturing Holdings Inc.	47,327	300
	Office Depot Inc.	230,592	300
	Oxford Industries Inc.	4,288	299
*	OneSpaWorld Holdings Ltd.	19,038	299
	Designer Brands Inc. Class A	17,826	294
	EW Scripps Co. Class A	22,584	279
*	Cooper-Standard Holdings Inc.	7,400	277
	Sonic Automotive Inc. Class A	10,077	271
	Tupperware Brands Corp.	20,701	269
	Signet Jewelers Ltd.	21,982	269
*	Genesco Inc.	7,466	266

34

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Tower International Inc.	8,470	262
^	Dillard’s Inc. Class A	4,476	262
*	Houghton Mifflin Harcourt Co.	43,841	261
*	Fossil Group Inc.	19,672	252
^	AMC Entertainment Holdings Inc. Class A	21,772	242
	Buckle Inc.	12,145	238
*	William Lyon Homes Class A	13,322	235
*	Fitbit Inc. Class A	73,650	228
	Aaron’s Inc.	3,522	226
	New Media Investment Group Inc.	25,288	222
*	Quotient Technology Inc.	30,097	221
*	Cars.com Inc.	24,529	219
*	Zumiez Inc.	8,403	218
*	Michaels Cos. Inc.	36,348	206
	Dine Brands Global Inc.	2,858	202
	National CineMedia Inc.	23,011	189
	Tenneco Inc. Class A	21,408	187
	Entercom Communications Corp. Class A	52,269	186
*	Red Robin Gourmet Burgers Inc.	5,477	183
*	Regis Corp.	11,304	183
*	Century Communities Inc.	6,289	177
	Ethan Allen Interiors Inc.	10,147	175
*	Hudson Ltd. Class A	15,898	172
*	HealthStream Inc.	6,784	171
^	GameStop Corp. Class A	43,156	171
*	Conn’s Inc.	8,412	170
*	American Public Education Inc.	6,868	166
	National Presto Industries Inc.	1,880	161
	Cato Corp. Class A	9,295	159
*	Beazer Homes USA Inc.	12,623	158
	Chico’s FAS Inc.	49,635	155
	Carriage Services Inc. Class A	7,167	152
*	elf Beauty Inc.	9,321	152
	Haverty Furniture Cos. Inc.	7,843	150
*,^	Overstock.com Inc.	9,480	149
*	Denny’s Corp.	6,131	145
	Movado Group Inc.	6,660	143
	Brinker International Inc.	3,757	143
*	Vista Outdoor Inc.	24,671	138
*	American Outdoor Brands Corp.	22,894	138
*	Chuy’s Holdings Inc.	5,362	136
*	Del Taco Restaurants Inc.	11,952	134
*	Rosetta Stone Inc.	7,165	131
*	Central Garden & Pet Co.	4,918	130
*	MarineMax Inc.	8,910	129
*	At Home Group Inc.	18,768	127
	Winnebago Industries Inc.	3,879	124
	Shoe Carnival Inc.	3,965	122
*	Hibbett Sports Inc.	7,103	117
*	Motorcar Parts of America Inc.	7,992	116
	American Eagle Outfitters Inc.	6,627	111
*	Del Frisco’s Restaurant Group Inc.	13,759	110
*	Party City Holdco Inc.	23,075	108
	Winmark Corp.	642	104
	Emerald Expositions Events Inc.	10,634	102
*	Carrols Restaurant Group Inc.	13,910	102
*,^	JC Penney Co. Inc.	131,616	98
	Tilly’s Inc. Class A	8,963	96
*	Meritor Inc.	5,696	96
*,^	Daily Journal Corp.	469	94
*	Lumber Liquidators Holdings Inc.	9,912	93
	Speedway Motorsports Inc.	4,711	93
	Wingstop Inc.	923	92
*	El Pollo Loco Holdings Inc.	8,918	91

35

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Reading International Inc. Class A	7,338	91
*	Vera Bradley Inc.	8,477	90
*	Green Brick Partners Inc.	9,529	88
*	Century Casinos Inc.	11,273	87
*	Fiesta Restaurant Group Inc.	9,972	86
	Rocky Brands Inc.	2,870	84
	Hooker Furniture Corp.	4,625	83
*	Cumulus Media Inc. Class A	6,069	83
*	Select Interior Concepts Inc. Class A	6,542	81
	Citi Trends Inc.	4,701	79
*	Sportsman’s Warehouse Holdings Inc.	17,325	73
*	ZAGG Inc.	11,395	73
	Boyd Gaming Corp.	3,035	73
	RCI Hospitality Holdings Inc.	3,935	70
	Entravision Communications Corp. Class A	20,731	63
*	Barnes & Noble Education Inc.	16,251	63
*	J Alexander’s Holdings Inc.	5,314	63
	Weyco Group Inc.	2,543	62
	Tribune Publishing Co.	7,684	59
*	Express Inc.	27,232	58
*	WideOpenWest Inc.	10,220	57
*	Delta Apparel Inc.	2,524	57
*	Golden Entertainment Inc.	3,842	54
	Papa John’s International Inc.	1,040	52
*	Red Lion Hotels Corp.	9,775	51
	Nathan’s Famous Inc.	764	51
*	Habit Restaurants Inc. Class A	5,783	51
	Bassett Furniture Industries Inc.	4,108	50
*	Marchex Inc. Class B	14,156	48
	Superior Group of Cos. Inc.	3,322	47
	Flexsteel Industries Inc.	3,091	47
	Escalade Inc.	4,429	46
	Saga Communications Inc. Class A	1,571	45
	Clarus Corp.	3,941	43
	Johnson Outdoors Inc. Class A	773	43
	Tile Shop Holdings Inc.	16,037	43
*	Monarch Casino & Resort Inc.	960	43
*	Sleep Number Corp.	981	41
*	Potbelly Corp.	8,609	40
*	Lee Enterprises Inc.	21,862	39
	Lifetime Brands Inc.	4,830	37
*	Stitch Fix Inc. Class A	1,919	37
*	Lands’ End Inc.	4,397	34
*	Clear Channel Outdoor Holdings Inc.	11,987	31
*,^	Waitr Holdings Inc.	17,244	30
*	Container Store Group Inc.	6,582	29
*	Gaia Inc. Class A	4,311	29
	Bluegreen Vacations Corp.	2,923	28
*	Universal Electronics Inc.	589	27
*	Boston Omaha Corp. Class A	1,196	25
	Sturm Ruger & Co. Inc.	594	24
*	Eros International plc	13,495	23
*	Helen of Troy Ltd.	130	20
*	Legacy Housing Corp.	1,293	19
*	Ascena Retail Group Inc.	64,895	16
*	Vince Holding Corp.	1,258	15
*	GoPro Inc. Class A	3,997	15
	J. Jill Inc.	7,077	13
	Tailored Brands Inc.	2,346	13
*	RTW RetailWinds Inc.	12,446	13
*	Drive Shack Inc.	2,199	10
*	Purple Innovation Inc.	1,158	10
	Meredith Corp.	214	9
	Sinclair Broadcast Group Inc. Class A	205	9

36

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Care.com Inc.	783	8
*	Hemisphere Media Group Inc. Class A	624	7
*	Gentherm Inc.	190	7
*	Empire Resorts Inc.	710	7
*	Revlon Inc. Class A	401	7
*	Rent-A-Center Inc.	242	6
*	Biglari Holdings Inc. Class B	68	6
	Collectors Universe Inc.	218	6
*	Fluent Inc.	1,500	4
	New York Times Co. Class A	146	4
	Viad Corp.	46	3
*	Inspired Entertainment Inc.	360	3
*	YETI Holdings Inc.	62	2
*	America’s Car-Mart Inc.	20	2
*	1-800-Flowers.com Inc. Class A	102	2
*	Sonos Inc.	46	1
	Inter Parfums Inc.	6	—
	Superior Industries International Inc.	134	—
*	Lovesac Co.	16	—
*	New Home Co. Inc.	68	—
	Big 5 Sporting Goods Corp.	110	—
*	Hovnanian Enterprises Inc. Class A	20	—
*	Town Sports International Holdings Inc.	72	—
	Beasley Broadcast Group Inc. Class A	38	—
	Pier 1 Imports Inc.	22	—
*	Kirkland’s Inc.	60	—
*	Francesca’s Holdings Corp.	15	—
*	Nautilus Inc.	16	—
*	Vuzix Corp.	12	—
			46,694
Consumer Staples (1.7%)
*	Simply Good Foods Co.	29,843	884
*	Edgewell Personal Care Co.	22,847	636
*	Hostess Brands Inc. Class A	42,078	590
	Cal-Maine Foods Inc.	13,278	538
	Universal Corp.	10,358	519
^	B&G Foods Inc.	24,629	417
	Fresh Del Monte Produce Inc.	13,140	342
	Lancaster Colony Corp.	2,176	317
	Andersons Inc.	13,268	304
	Ingles Markets Inc. Class A	5,963	232
	Sanderson Farms Inc.	1,409	211
*	United Natural Foods Inc.	21,521	173
	SpartanNash Co.	15,188	164
	Weis Markets Inc.	4,049	155
^	Rite Aid Corp.	23,133	149
*	Diplomat Pharmacy Inc.	24,237	141
	PetMed Express Inc.	6,050	96
	Limoneira Co.	4,739	86
	Village Super Market Inc. Class A	3,413	85
*	Seneca Foods Corp. Class A	2,806	77
*,^	GNC Holdings Inc. Class A	33,837	66
*,^	Cadiz Inc.	5,349	62
*	Farmer Brothers Co.	4,375	53
	Alico Inc.	1,665	50
*,^	Pyxus International Inc.	3,491	47
*	Craft Brew Alliance Inc.	4,354	44
*	Natural Grocers by Vitamin Cottage Inc.	3,748	35
	Dean Foods Co.	33,869	34
*	Nature’s Sunshine Products Inc.	3,619	34
	Vector Group Ltd.	2,812	33
	Tootsie Roll Industries Inc.	864	32

*,^	cbdMD Inc.	3,852	16
	Core-Mark Holding Co. Inc.	228	7

37

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Greenlane Holdings Inc. Class A	187	1
	MGP Ingredients Inc.	8	—
	Natural Health Trends Corp.	2	—
			6,630
Energy (5.9%)
	World Fuel Services Corp.	27,970	1,074
	Delek US Holdings Inc.	32,334	1,059
*	PDC Energy Inc.	27,844	887
*	Dril-Quip Inc.	15,262	700
	Arcosa Inc.	20,516	667
*	Matador Resources Co.	42,222	661
*	CNX Resources Corp.	82,117	655
	Peabody Energy Corp.	29,930	552
	Arch Coal Inc. Class A	7,110	544
*	NOW Inc.	45,719	544
*	Oceaneering International Inc.	41,858	543
	Archrock Inc.	54,404	528
*	SRC Energy Inc.	100,754	506
	Warrior Met Coal Inc.	21,774	455
	SM Energy Co.	47,398	449
*	Magnolia Oil & Gas Corp. Class A	42,752	437
*	Helix Energy Solutions Group Inc.	59,927	434
	Golar LNG Ltd.	36,868	432
*	Oasis Petroleum Inc.	135,044	421
*	Callon Petroleum Co.	96,703	398
*	Southwestern Energy Co.	230,012	363
	QEP Resources Inc.	101,179	360
*	McDermott International Inc.	75,495	356
*	Oil States International Inc.	25,375	350
*	SunPower Corp. Class A	26,464	331
*	Par Pacific Holdings Inc.	14,493	315
*	Carrizo Oil & Gas Inc.	37,571	312
	SemGroup Corp. Class A	33,702	298
	CVR Energy Inc.	7,273	289
*	C&J Energy Services Inc.	27,757	265
*	Whiting Petroleum Corp.	38,513	255
	Nabors Industries Ltd.	149,134	251
*	Newpark Resources Inc.	37,557	248
*	SunCoke Energy Inc.	37,250	232
*	Contura Energy Inc.	8,068	232
*	Matrix Service Co.	11,239	223
*	Northern Oil and Gas Inc.	117,720	217
	Berry Petroleum Corp.	26,924	215
*	Denbury Resources Inc.	196,088	212
*	Select Energy Services Inc. Class A	24,835	203
*,^	California Resources Corp.	20,247	198
*	CONSOL Energy Inc.	11,714	196
*	Frank’s International NV	44,884	195
*	Renewable Energy Group Inc.	15,581	190
*	Laredo Petroleum Inc.	75,659	188
*	Bonanza Creek Energy Inc.	8,022	181
*,^	Diamond Offshore Drilling Inc.	27,452	178
*	W&T Offshore Inc.	39,885	175
*,^	Extraction Oil & Gas Inc.	41,843	169
*	Noble Corp. plc	104,976	168
*	REX American Resources Corp.	2,374	163
*	Talos Energy Inc.	8,546	163
*	Penn Virginia Corp.	5,678	162
*	Gulfport Energy Corp.	67,176	161
*	ProPetro Holding Corp.	14,346	153
	TerraForm Power Inc. Class A	8,953	152
	Liberty Oilfield Services Inc. Class A	13,127	141

*	Exterran Corp.	13,302	140
	Green Plains Inc.	16,858	138

38

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Ameresco Inc. Class A	9,335	134
	RPC Inc.	24,420	130
*	Keane Group Inc.	22,290	118
*	Clean Energy Fuels Corp.	55,602	111
*	SEACOR Marine Holdings Inc.	8,301	108
*	Bloom Energy Corp. Class A	22,905	103
*	KLX Energy Services Holdings Inc.	8,973	90
*	TETRA Technologies Inc.	52,048	86
*	Trecora Resources	9,262	84
	Falcon Minerals Corp.	13,874	81
*	Era Group Inc.	8,442	80
*	National Energy Services Reunited Corp.	10,190	78
	Panhandle Oil and Gas Inc. Class A	6,733	77
*	Pacific Drilling SA	12,509	76
*	Geospace Technologies Corp.	5,709	70
*	Parker Drilling Co.	4,077	70
*	Jagged Peak Energy Inc.	9,868	68
*	Unit Corp.	22,430	68
*	SandRidge Energy Inc.	13,335	62
*,^	Seadrill Ltd.	24,909	59
*	Natural Gas Services Group Inc.	5,202	56
*	HighPoint Resources Corp.	46,462	54
*	Forum Energy Technologies Inc.	34,231	48
*	Flotek Industries Inc.	22,251	47
	Brigham Minerals Inc.	1,907	38
*	Nine Energy Service Inc.	6,571	36
*,^	Comstock Resources Inc.	6,152	35
*	Abraxas Petroleum Corp.	65,464	34
	Hallador Energy Co.	8,391	33
*	Amplify Energy Corp.	5,417	32
*	Earthstone Energy Inc. Class A	8,065	28
*	Montage Resources Corp.	8,752	26
*	Covia Holdings Corp.	16,985	26
*	SilverBow Resources Inc.	2,768	24
*	Superior Energy Services Inc.	64,271	22
	Mammoth Energy Services Inc.	5,894	22
*	Smart Sand Inc.	8,925	21
*	Independence Contract Drilling Inc.	19,759	21
*	Ring Energy Inc.	14,205	21
*	FTS International Inc.	7,337	18
*	Chaparral Energy Inc. Class A	12,685	17
*	Roan Resources Inc.	14,566	17
*	Ramaco Resources Inc.	3,343	14
*	Enphase Energy Inc.	470	14
*	Goodrich Petroleum Corp.	1,250	13
*	NCS Multistage Holdings Inc.	4,780	10
	Evolution Petroleum Corp.	1,509	9
*	Sunrun Inc.	524	8
*	PrimeEnergy Resources Corp.	64	7
*	RigNet Inc.	721	6
*	US Well Services Inc.	1,719	5
*	Isramco Inc.	24	3
*	Vivint Solar Inc.	158	1
	Adams Resources & Energy Inc.	12	—
*	Infrastructure and Energy Alternatives Inc.	94	—
*	Dawson Geophysical Co.	114	—
*	CARBO Ceramics Inc.	112	—
*	Basic Energy Services Inc.	104	—
*	Alta Mesa Resources Inc. Class A	542	—
*	Quintana Energy Services Inc.	34	—
*	Approach Resources Inc.	244	—
*	Nuverra Environmental Solutions Inc.	10	—
*	FuelCell Energy Inc.	44	—
			23,203

39

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Financial Services (42.0%)
	Radian Group Inc.	88,038	1,985
	Rexford Industrial Realty Inc.	43,539	1,924
	Blackstone Mortgage Trust Inc. Class A	52,829	1,838
	Healthcare Realty Trust Inc.	53,738	1,786
	First Industrial Realty Trust Inc.	41,876	1,631
	Sabra Health Care REIT Inc.	75,430	1,631
	IBERIABANK Corp.	22,657	1,563
	Stifel Financial Corp.	28,899	1,544
	STAG Industrial Inc.	53,053	1,543
	United Bankshares Inc.	40,965	1,511
	Pebblebrook Hotel Trust	54,885	1,480
	Valley National Bancorp	136,350	1,433
	Physicians Realty Trust	78,068	1,352
	Community Bank System Inc.	21,330	1,301
	Sunstone Hotel Investors Inc.	96,350	1,266
	Hancock Whitney Corp.	36,043	1,265
	Atlantic Union Bankshares Corp.	34,247	1,237
	Old National Bancorp	72,906	1,225
	Glacier Bancorp Inc.	30,467	1,209
	CenterState Bank Corp.	53,071	1,200
	Washington Federal Inc.	33,676	1,199
	Apollo Commercial Real Estate Finance Inc.	63,939	1,186
	Terreno Realty Corp.	23,408	1,184
	Agree Realty Corp.	15,803	1,180
	RLJ Lodging Trust	72,726	1,179
	UMB Financial Corp.	18,627	1,161
	Home BancShares Inc.	65,331	1,158
	CVB Financial Corp.	56,176	1,156
	BancorpSouth Bank	40,317	1,112
	Fulton Financial Corp.	69,411	1,107
	South State Corp.	14,772	1,087
	Investors Bancorp Inc.	97,160	1,078
	PotlatchDeltic Corp.	27,921	1,074
	Cathay General Bancorp	32,285	1,072
	Selective Insurance Group Inc.	13,440	1,070
	Columbia Banking System Inc.	30,982	1,069
	Piedmont Office Realty Trust Inc. Class A	52,759	1,041
	Lexington Realty Trust	96,430	1,002
	CNO Financial Group Inc.	67,584	979
	Xenia Hotels & Resorts Inc.	47,854	967
	First Financial Bancorp	41,138	963
*	Essent Group Ltd.	19,860	963
*	Genworth Financial Inc. Class A	213,649	946
	Acadia Realty Trust	34,346	939
	Simmons First National Corp. Class A	38,297	919
	WSFS Financial Corp.	22,148	913
	Argo Group International Holdings Ltd.	13,743	903
	Washington REIT	33,902	898
	Trustmark Corp.	27,050	884
	ProAssurance Corp.	22,479	878
	First BanCorp	90,301	865
	First Midwest Bancorp Inc.	44,954	863
	Independent Bank Corp.	12,704	859
	CoreCivic Inc.	50,344	853
	Urban Edge Properties	48,714	853
	Senior Housing Properties Trust	100,109	850
	International Bancshares Corp.	23,491	836
	Retail Opportunity Investments Corp.	47,453	831
	National Health Investors Inc.	9,920	823
	American Equity Investment Life Holding Co.	38,079	821
	Ameris Bancorp	23,227	817
	Cadence BanCorp Class A	53,028	815
	Invesco Mortgage Capital Inc.	54,191	815

40

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	DiamondRock Hospitality Co.	85,098	806
	United Community Banks Inc.	30,296	800
	Renasant Corp.	24,075	789
*	Cannae Holdings Inc.	28,277	787
	Banner Corp.	14,554	785
	Mack-Cali Realty Corp.	38,213	778
	Horace Mann Educators Corp.	17,430	765
	WesBanco Inc.	22,332	764
	Pacific Premier Bancorp Inc.	25,902	763
	First Merchants Corp.	20,952	748
	Capitol Federal Financial Inc.	55,541	748
	Towne Bank	28,139	739
	Ladder Capital Corp. Class A	43,369	728
	Hilltop Holdings Inc.	30,511	725
	Great Western Bancorp Inc.	24,164	721
*	Enstar Group Ltd.	4,014	717
	PennyMac Mortgage Investment Trust	31,601	688
	Global Net Lease Inc.	35,602	683
	Hope Bancorp Inc.	50,896	683
	Redwood Trust Inc.	40,538	673
	Northwest Bancshares Inc.	42,204	667
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	24,042	664
	Alexander & Baldwin Inc.	28,958	663
	Chesapeake Lodging Trust	25,259	650
*	PRA Group Inc.	18,966	648
	NBT Bancorp Inc.	17,998	629
	Provident Financial Services Inc.	26,006	619
	First Interstate BancSystem Inc. Class A	15,772	615
	Essential Properties Realty Trust Inc.	27,016	614
	Heartland Financial USA Inc.	13,861	606
	Safety Insurance Group Inc.	6,203	598
	Industrial Logistics Properties Trust	27,373	586
	Employers Holdings Inc.	13,302	574
	Walker & Dunlop Inc.	10,266	573
	Berkshire Hills Bancorp Inc.	19,548	573
	Independent Bank Group Inc.	11,551	565
	AMERISAFE Inc.	8,020	551
	Westamerica Bancorporation	8,922	550
	Office Properties Income Trust	20,189	547
	Eagle Bancorp Inc.	13,428	547
	New York Mortgage Trust Inc.	87,676	539
	First Busey Corp.	21,937	537
	Kennedy-Wilson Holdings Inc.	25,326	531
	Independence Realty Trust Inc.	37,728	525
	First Commonwealth Financial Corp.	41,410	512
	Park National Corp.	5,680	512
^	American Finance Trust Inc.	42,264	506
	Nelnet Inc. Class A	7,537	505
	Waddell & Reed Financial Inc. Class A	31,181	504
	Kite Realty Group Trust	35,044	501
	Sandy Spring Bancorp Inc.	14,827	496
	LegacyTexas Financial Group Inc.	12,201	493
	Tompkins Financial Corp.	6,214	492
	FGL Holdings	61,510	491
	Seritage Growth Properties Class A	12,524	490
	Summit Hotel Properties Inc.	43,842	489
	S&T Bancorp Inc.	14,273	488
*	Encore Capital Group Inc.	13,035	481
	Brookline Bancorp Inc.	33,183	466
	City Holding Co.	6,139	456
	Easterly Government Properties Inc.	22,198	456
	OceanFirst Financial Corp.	21,331	448
	Getty Realty Corp.	14,094	448
	Southside Bancshares Inc.	13,513	445

41

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Flagstar Bancorp Inc.	12,004	436
	OFG Bancorp	21,258	436
	First Bancorp	12,372	436
	Monmouth Real Estate Investment Corp.	32,753	430
	Bank of NT Butterfield & Son Ltd.	15,574	429
	Colony Credit Real Estate Inc.	33,955	425
	BancFirst Corp.	7,846	422
	Piper Jaffray Cos.	5,761	419
	ARMOUR Residential REIT Inc.	25,208	414
*	Seacoast Banking Corp. of Florida	17,702	413
	Enterprise Financial Services Corp.	10,444	412
	LTC Properties Inc.	8,383	409
	Granite Point Mortgage Trust Inc.	22,332	408
	TPG RE Finance Trust Inc.	20,943	407
	Heritage Financial Corp.	15,514	406
	TriCo Bancshares	11,281	399
	RPT Realty	32,939	392
	Boston Private Financial Holdings Inc.	35,079	373
	Veritex Holdings Inc.	15,606	368
	United Fire Group Inc.	8,139	368
*	LendingClub Corp.	27,812	364
	Stewart Information Services Corp.	9,912	355
*	Ambac Financial Group Inc.	19,142	345
	Investors Real Estate Trust	4,965	344
*	Columbia Financial Inc.	22,393	339
	Franklin Street Properties Corp.	43,796	332
	Chatham Lodging Trust	19,501	324
	James River Group Holdings Ltd.	6,466	319
	German American Bancorp Inc.	10,418	318
	NorthStar Realty Europe Corp.	18,542	314
	Lakeland Bancorp Inc.	20,656	307
	Univest Financial Corp.	12,131	307
	TrustCo Bank Corp. NY	39,968	307
	Meridian Bancorp Inc.	17,308	303
	Carolina Financial Corp.	8,859	303
	Central Pacific Financial Corp.	10,813	301
	Kearny Financial Corp.	23,911	301
	Washington Trust Bancorp Inc.	6,423	298
*	MBIA Inc.	32,453	292
*	Third Point Reinsurance Ltd.	30,982	292
	Bryn Mawr Bank Corp.	8,475	289
	Northfield Bancorp Inc.	18,522	287
	Oritani Financial Corp.	16,536	283
	Banc of California Inc.	19,024	277
*	HomeStreet Inc.	10,460	276
	National Bank Holdings Corp. Class A	8,381	274
	National General Holdings Corp.	11,402	269
	Brightsphere Investment Group Inc.	29,564	269
	Camden National Corp.	6,474	268
*	Allegiance Bancshares Inc.	8,261	268
	1st Source Corp.	6,024	267
	United Financial Bancorp Inc.	21,293	266
	Dime Community Bancshares Inc.	13,309	264
	Great Southern Bancorp Inc.	4,668	263
	Origin Bancorp Inc.	8,194	263
*	INTL. FCStone Inc.	6,694	262
	Virtus Investment Partners Inc.	2,452	262
	Urstadt Biddle Properties Inc. Class A	12,453	261
	Armada Hoffler Properties Inc.	15,005	260
	Artisan Partners Asset Management Inc. Class A	9,762	260
	Horizon Bancorp Inc.	15,946	259
	Capstead Mortgage Corp.	35,647	259
*	PennyMac Financial Services Inc.	8,728	258
^	Washington Prime Group Inc.	79,528	257

42

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	St. Joe Co.	14,247	256
	Community Trust Bancorp Inc.	6,543	255
	National Western Life Group Inc. Class A	974	251
	Preferred Apartment Communities Inc. Class A	18,461	248
	Stock Yards Bancorp Inc.	6,835	248
	CareTrust REIT Inc.	10,362	247
	CorEnergy Infrastructure Trust Inc.	5,463	246
	Peoples Bancorp Inc.	7,693	236
	Banco Latinoamericano de Comercio Exterior SA	12,960	235
	Retail Value Inc.	6,310	233
	Front Yard Residential Corp.	20,914	232
*	Axos Financial Inc.	8,919	231
	Realogy Holdings Corp.	48,155	230
	Bank of Marin Bancorp	5,647	229
	Peapack Gladstone Financial Corp.	8,031	226
	FBL Financial Group Inc. Class A	4,142	225
*	Customers Bancorp Inc.	11,877	224
	First Bancshares Inc.	7,096	224
	City Office REIT Inc.	16,476	223
	Flushing Financial Corp.	11,450	221
	QCR Holdings Inc.	6,236	220
	First of Long Island Corp.	10,101	220
	Federal Agricultural Mortgage Corp.	2,657	219
*	Nicolet Bankshares Inc.	3,449	219
	State Auto Financial Corp.	6,801	217
	Universal Insurance Holdings Inc.	8,685	217
	First Defiance Financial Corp.	8,223	215
	ConnectOne Bancorp Inc.	10,478	215
	Midland States Bancorp Inc.	8,304	214
	CBTX Inc.	7,837	211
	Mercantile Bank Corp.	6,803	209
	CatchMark Timber Trust Inc. Class A	20,998	208
	Hersha Hospitality Trust Class A	14,969	208
	AG Mortgage Investment Trust Inc.	13,820	207
	First Community Bankshares Inc.	6,508	207
	Preferred Bank	4,101	205
	First Financial Corp.	5,038	205
	Gladstone Commercial Corp.	8,963	203
	Hanmi Financial Corp.	11,324	203
	KKR Real Estate Finance Trust Inc.	10,630	201
	Whitestone REIT	16,112	200
*	Watford Holdings Ltd.	8,570	199
	Ellington Financial Inc.	11,331	198
	First Mid Bancshares Inc.	6,125	197
	Meta Financial Group Inc.	6,346	196
	Ready Capital Corp.	13,286	195
*	Bancorp Inc.	21,199	194
	RE/MAX Holdings Inc. Class A	7,531	193
	Live Oak Bancshares Inc.	10,703	192
	Opus Bank	9,245	192
	Financial Institutions Inc.	6,554	190
	Western Asset Mortgage Capital Corp.	19,892	187
	Bridge Bancorp Inc.	6,916	186
	Heritage Commerce Corp.	15,720	182
	B. Riley Financial Inc.	8,536	181
*	Carter Bank & Trust	9,451	179
	One Liberty Properties Inc.	6,523	175
	Republic Bancorp Inc. Class A	4,101	174
	Ares Commercial Real Estate Corp.	11,420	171
	Old Line Bancshares Inc.	6,460	171
	Jernigan Capital Inc.	8,813	170
	Arrow Financial Corp.	5,275	170
*	EZCORP Inc. Class A	21,525	169
*	Byline Bancorp Inc.	9,824	169

43

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	United Community Financial Corp.	17,396	168
	WisdomTree Investments Inc.	34,563	166
	People’s Utah Bancorp	6,231	165
	PJT Partners Inc.	3,965	165
*	Triumph Bancorp Inc.	5,389	162
*	Equity Bancshares Inc. Class A	6,373	161
	Franklin Financial Network Inc.	5,568	161
	Waterstone Financial Inc.	9,550	158
	CorePoint Lodging Inc.	17,401	158
	First Foundation Inc.	11,330	158
*	World Acceptance Corp.	1,176	156
	American National Bankshares Inc.	4,556	156
	CNB Financial Corp.	5,831	154
	Spirit MTA REIT	18,295	154
*	TriState Capital Holdings Inc.	7,774	154
*	Atlantic Capital Bancshares Inc.	9,318	152
*	Tejon Ranch Co.	8,933	150
	Sierra Bancorp	6,066	149
*	FRP Holdings Inc.	2,987	147
	Exantas Capital Corp.	13,104	147
	Farmers National Banc Corp.	10,869	147
	MidWestOne Financial Group Inc.	5,040	146
*	Mr Cooper Group Inc.	16,534	146
	Old Second Bancorp Inc.	12,349	146
	Dynex Capital Inc.	10,173	144
	Bar Harbor Bankshares	6,504	144
	EMC Insurance Group Inc.	3,900	140
*	Donnelley Financial Solutions Inc.	13,119	139
	Capital City Bank Group Inc.	5,705	139
	Global Medical REIT Inc.	12,687	139
	Independent Bank Corp.	7,038	137
	FB Financial Corp.	3,782	136
	Consolidated-Tomoka Land Co.	2,110	135
*	Amerant Bancorp Inc.	8,104	134
	Civista Bancshares Inc.	6,502	133
*,^	Citizens Inc. Class A	21,084	132
	Heritage Insurance Holdings Inc.	10,067	132
	Peoples Financial Services Corp.	2,940	132
	Anworth Mortgage Asset Corp.	42,329	131
	Community Healthcare Trust Inc.	3,032	129
	RBB Bancorp	6,914	127
	Business First Bancshares Inc.	5,324	126
	Moelis & Co. Class A	3,704	124
	Home Bancorp Inc.	3,324	124
	Southern National Bancorp of Virginia Inc.	8,418	123
	HomeTrust Bancshares Inc.	4,878	123
	PCSB Financial Corp.	6,194	122
	Citizens & Northern Corp.	5,118	121
	New Senior Investment Group Inc.	19,308	121
^	Orchid Island Capital Inc.	21,970	119
	Braemar Hotels & Resorts Inc.	12,878	118
	Summit Financial Group Inc.	4,736	117
	BBX Capital Corp. Class A	27,921	116
	Lakeland Financial Corp.	2,723	115
*	Greenlight Capital Re Ltd. Class A	12,473	115
*	Enova International Inc.	4,778	114
*	Southern First Bancshares Inc.	2,987	114
	West Bancorporation Inc.	5,443	113
	ServisFirst Bancshares Inc.	3,694	112
	First Bancorp Inc.	4,400	112
	Enterprise Bancorp Inc.	3,849	111
*	Bridgewater Bancshares Inc.	9,990	111
	Oppenheimer Holdings Inc. Class A	4,000	111
	Macatawa Bank Corp.	11,171	110

44

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Farmers & Merchants Bancorp Inc.	4,259	109
*	Metropolitan Bank Holding Corp.	3,005	109
*	Green Dot Corp. Class A	3,552	109
	Ashford Hospitality Trust Inc.	38,718	108
	Southern Missouri Bancorp Inc.	3,198	107
	Guaranty Bancshares Inc.	3,532	106
*	SmartFinancial Inc.	5,461	106
	Northrim BanCorp Inc.	2,908	105
	HCI Group Inc.	2,693	105
*	Spirit of Texas Bancshares Inc.	5,034	104
*	Ocwen Financial Corp.	57,752	103
	United Insurance Holdings Corp.	8,729	102
	Ames National Corp.	3,819	101
	Great Ajax Corp.	6,912	101
	Cambridge Bancorp	1,355	100
*	Cowen Inc. Class A	6,380	100
	ACNB Corp.	2,947	99
	iStar Inc.	7,701	99
	Central Valley Community Bancorp	5,018	98
	Capstar Financial Holdings Inc.	6,245	97
	Amalgamated Bank Class A	5,963	96
*	Hallmark Financial Services Inc.	5,404	95
	Westwood Holdings Group Inc.	3,455	95
	Orrstown Financial Services Inc.	4,415	94
	Reliant Bancorp Inc.	4,109	94
	Western New England Bancorp Inc.	10,426	93
	Territorial Bancorp Inc.	3,353	92
*	On Deck Capital Inc.	28,155	92
	National Bankshares Inc.	2,731	92
*	Cardtronics plc Class A	3,082	91
	First Choice Bancorp	4,333	91
	Luther Burbank Corp.	8,624	90
	LCNB Corp.	5,358	90
	Codorus Valley Bancorp Inc.	3,970	89
	PCB Bancorp	5,351	88
	Cedar Realty Trust Inc.	37,179	88
	Premier Financial Bancorp Inc.	5,658	88
*	Rafael Holdings Inc. Class B	4,303	87
*	Forestar Group Inc.	4,559	87
	First Internet Bancorp	4,257	86
*	FVCBankcorp Inc.	5,196	86
	Safehold Inc.	2,903	85
	Parke Bancorp Inc.	3,714	85
	Shore Bancshares Inc.	5,477	84
*	Howard Bancorp Inc.	5,587	83
	Penns Woods Bancorp Inc.	1,985	82
	Gladstone Land Corp.	7,101	82
	Century Bancorp Inc. Class A	982	80
	SB One Bancorp	3,559	79
	Timberland Bancorp Inc.	3,069	78
	Cherry Hill Mortgage Investment Corp.	6,493	78
	First Business Financial Services Inc.	3,463	78
	MVB Financial Corp.	4,131	78
*	Select Bancorp Inc.	7,130	78
	MutualFirst Financial Inc.	2,568	77
	Norwood Financial Corp.	2,517	77
^	Pennsylvania REIT	14,938	77
*	Republic First Bancorp Inc.	18,959	77
	Arlington Asset Investment Corp. Class A	15,503	77
	First Bank	7,215	76
	Independence Holding Co.	2,053	76
	Bankwell Financial Group Inc.	2,884	76
	Bank of Commerce Holdings	7,542	75
	BCB Bancorp Inc.	6,063	75

45

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Entegra Financial Corp.	2,487	75
	Och-Ziff Capital Management Group Inc. Class A	3,276	74
	FS Bancorp Inc.	1,521	74
	Global Indemnity Ltd.	2,835	73
*	PICO Holdings Inc.	7,575	73
	Farmland Partners Inc.	11,998	72
	MBT Financial Corp.	7,288	72
	Tiptree Inc.	10,299	71
	Investors Title Co.	481	71
	BankFinancial Corp.	6,064	71
	Evans Bancorp Inc.	2,061	70
	First Capital Inc.	1,236	70
	Community Bankers Trust Corp.	8,937	69
	Mid Penn Bancorp Inc.	2,842	69
	Sterling Bancorp Inc.	7,375	69
	Community Financial Corp.	2,145	67
	MidSouth Bancorp Inc.	6,499	67
	Investar Holding Corp.	2,858	66
*	NI Holdings Inc.	3,949	66
	Bank of Princeton	2,460	66
	ESSA Bancorp Inc.	4,238	65
*	Pacific Mercantile Bancorp	8,515	65
	C&F Financial Corp.	1,360	64
*	Stratus Properties Inc.	2,429	64
	CBL & Associates Properties Inc.	70,144	64
	First Northwest Bancorp	3,951	63
	Protective Insurance Corp. Class B	3,887	63
	Riverview Bancorp Inc.	8,798	62
*	MainStreet Bancshares Inc.	2,899	62
*	Baycom Corp.	2,787	62
	Donegal Group Inc. Class A	4,266	62
*	MMA Capital Holdings Inc.	2,004	59
	Chemung Financial Corp.	1,470	59
	Unity Bancorp Inc.	3,002	59
	Northeast Bank	2,805	59
	Prudential Bancorp Inc.	3,621	59
	DNB Financial Corp.	1,418	58
	BRT Apartments Corp.	4,029	58
*	Malvern Bancorp Inc.	2,745	58
*	HarborOne Bancorp Inc.	5,816	58
	1st Constitution Bancorp	3,323	58
	United Security Bancshares	5,570	58
	Marlin Business Services Corp.	2,672	58
	Franklin Financial Services Corp.	1,826	58
	Mackinac Financial Corp.	4,036	57
	Merchants Bancorp	3,581	57
	FNCB Bancorp Inc.	7,524	55
	Ohio Valley Banc Corp.	1,713	55
	Hingham Institution for Savings	306	55
*	PDL Community Bancorp	3,903	55
	Newmark Group Inc. Class A	6,216	54
	Peoples Bancorp of North Carolina Inc.	1,905	53
	Hawthorn Bancshares Inc.	2,310	51
	OP Bancorp	5,367	51
	Level One Bancorp Inc.	2,129	50
*	Regional Management Corp.	1,930	50
	First Financial Northwest Inc.	3,561	49
	Colony Bankcorp Inc.	3,033	48
	Provident Financial Holdings Inc.	2,392	48
	Universal Health Realty Income Trust	497	48
*	Altisource Portfolio Solutions SA	2,322	46
	Oak Valley Bancorp	2,684	43
*	Cushman & Wakefield plc	2,556	43
*	Marcus & Millichap Inc.	1,163	42

46

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Capital Bancorp Inc.	3,432	42
*	Provident Bancorp Inc.	1,634	41
*	Medallion Financial Corp.	8,427	40
	Fidelity D&D Bancorp Inc.	703	39
*	Esquire Financial Holdings Inc.	1,607	38
	First Guaranty Bancshares Inc.	1,940	37
	Union Bankshares Inc.	1,331	37
	GAIN Capital Holdings Inc.	7,931	36
	UMH Properties Inc.	2,703	35
	CIM Commercial Trust Corp.	1,646	33
	Associated Capital Group Inc. Class A	805	28
	FedNat Holding Co.	2,238	27
	Cousins Properties Inc.	788	27
*	Bank7 Corp.	1,482	27
	MGIC Investment Corp.	1,928	24
	Saul Centers Inc.	467	23
	South Plains Financial Inc.	1,392	23
	Diamond Hill Investment Group Inc.	165	22
*	Coastal Financial Corp.	1,272	19
*	Transcontinental Realty Investors Inc.	444	13
	Griffin Industrial Realty Inc.	351	13
*	Maui Land & Pineapple Co. Inc.	1,177	12
*	American Realty Investors Inc.	1,030	12
*	Elevate Credit Inc.	2,745	12
	American Assets Trust Inc.	252	12
*	Red River Bancshares Inc.	269	12
	Greene County Bancorp Inc.	383	10
*	eHealth Inc.	120	10
	Crawford & Co. Class B	1,137	10
	National Storage Affiliates Trust	276	9
	GEO Group Inc.	516	9
	Kemper Corp.	121	8
	Ladenburg Thalmann Financial Services Inc.	4,120	8
	QTS Realty Trust Inc. Class A	148	7
	Bank First Corp.	126	7
	PS Business Parks Inc.	34	6
	Innovative Industrial Properties Inc.	60	5
	Arbor Realty Trust Inc.	398	5
	Federated Investors Inc. Class B	140	4
	NexPoint Residential Trust Inc.	96	4
	GAMCO Investors Inc. Class A	214	4
	Four Corners Property Trust Inc.	116	3
	RLI Corp.	34	3
	GWG Holdings Inc.	308	3
	Goosehead Insurance Inc. Class A	52	2
*	Avalon GloboCare Corp.	1,105	2
	EVERTEC Inc.	54	2
*	NMI Holdings Inc. Class A	58	2
	Bluerock Residential Growth REIT Inc. Class A	130	2
*	Focus Financial Partners Inc. Class A	58	1
	Value Line Inc.	38	1
*	Evo Payments Inc. Class A	30	1
	First United Corp.	38	1
	Middlefield Banc Corp.	16	1
	First Community Corp.	38	1
*	MoneyGram International Inc.	152	1
	CB Financial Services Inc.	26	1
	First Savings Financial Group Inc.	10	1
	County Bancorp Inc.	28	1
	Auburn National Bancorporation Inc.	12	1
*	Impac Mortgage Holdings Inc.	54	—
	Kingstone Cos. Inc.	36	—
*	I3 Verticals Inc. Class A	10	—
	Oconee Federal Financial Corp.	8	—

47

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Maiden Holdings Ltd.	370	—
	Greenhill & Co. Inc.	10	—
*	Siebert Financial Corp.	2	—
			164,389
Health Care (4.8%)
*	Syneos Health Inc.	24,329	1,278
*	Medicines Co.	19,740	828
*	Prestige Consumer Healthcare Inc.	22,001	701
*	Avanos Medical Inc.	19,982	663
*	Brookdale Senior Living Inc.	77,944	638
*	Allscripts Healthcare Solutions Inc.	69,901	635
*	Ligand Pharmaceuticals Inc.	6,790	617
*	Myriad Genetics Inc.	26,123	615
	Patterson Cos. Inc.	35,299	590
*	Cambrex Corp.	8,108	486
	National HealthCare Corp.	5,167	418
*	Reata Pharmaceuticals Inc. Class A	4,912	379
*	Tivity Health Inc.	20,070	367
	Luminex Corp.	17,758	364
*	Coherus Biosciences Inc.	15,289	339
*	LivaNova plc	4,314	335
*	Anika Therapeutics Inc.	5,827	331
*	AngioDynamics Inc.	15,390	283
*,^	OPKO Health Inc.	144,186	265
*	Integer Holdings Corp.	3,652	264
*	Magellan Health Inc.	4,053	255
*	Achillion Pharmaceuticals Inc.	57,506	250
*	Hanger Inc.	12,857	243
*	Varex Imaging Corp.	9,043	238
*	Arena Pharmaceuticals Inc.	4,206	222
*	Endo International plc	89,147	211
*	G1 Therapeutics Inc.	5,768	209
*	Akebia Therapeutics Inc.	50,261	208
*	Triple-S Management Corp. Class B	9,664	198
*	Viking Therapeutics Inc.	24,930	173
*	OraSure Technologies Inc.	26,130	172
*	Option Care Health Inc.	46,521	163
*	AMAG Pharmaceuticals Inc.	14,315	156
*	Sangamo Therapeutics Inc.	14,120	154
*	MacroGenics Inc.	10,592	152
*	FibroGen Inc.	3,363	150
	Meridian Bioscience Inc.	16,246	150
*	Acceleron Pharma Inc.	3,322	149
*	Prothena Corp. plc	17,236	145
*,^	Lannett Co. Inc.	13,073	135
*	Intrexon Corp.	22,329	130
	Owens & Minor Inc.	25,502	130
*	Cross Country Healthcare Inc.	12,639	130
*	Epizyme Inc.	8,911	116
*	PDL BioPharma Inc.	49,390	116
	Computer Programs & Systems Inc.	5,218	110
*	Arcus Biosciences Inc.	13,519	106
*,^	Geron Corp.	73,498	103
*	Assembly Biosciences Inc.	8,733	99
*	Akorn Inc.	33,999	98
*	Orthofix Medical Inc.	1,815	92
*	Mallinckrodt plc	35,391	92
*	Concert Pharmaceuticals Inc.	8,912	90
*	Community Health Systems Inc.	35,648	89
*	Apyx Medical Corp.	12,402	88
*	Immunomedics Inc.	6,794	87
*	Gritstone Oncology Inc.	8,325	84

*	Intra-Cellular Therapies Inc.	9,307	80
*	Gossamer Bio Inc.	3,784	79

48

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	ImmunoGen Inc.	28,100	76
*	Five Prime Therapeutics Inc.	13,985	76
*	RTI Surgical Holdings Inc.	23,447	75
*	Aeglea BioTherapeutics Inc.	9,273	72
*	SeaSpine Holdings Corp.	6,558	72
*	AnaptysBio Inc.	1,668	68
	Invacare Corp.	13,909	67
*	Ardelyx Inc.	19,500	66
*	Intellia Therapeutics Inc.	4,523	64
*	Acorda Therapeutics Inc.	18,534	60
*	Tenet Healthcare Corp.	2,730	59
*	Adamas Pharmaceuticals Inc.	9,282	59
*	Enzo Biochem Inc.	18,019	59
*	Surgery Partners Inc.	9,003	58
*,^	resTORbio Inc.	5,723	55
*,^	AcelRx Pharmaceuticals Inc.	21,406	50
*	Calithera Biosciences Inc.	12,343	49
*	Cara Therapeutics Inc.	1,918	45
*	WaVe Life Sciences Ltd.	1,940	45
*	Solid Biosciences Inc.	5,212	42
*	Lineage Cell Therapeutics Inc.	44,537	42
*	Chimerix Inc.	19,830	40
*	Spero Therapeutics Inc.	4,015	40
*	Assertio Therapeutics Inc.	27,549	40
*	Strongbridge Biopharma plc	14,778	38
*,^	Novavax Inc.	6,161	37
*	Mersana Therapeutics Inc.	14,666	36
*	ArQule Inc.	3,968	36
*	Cerus Corp.	6,538	35
*	NanoString Technologies Inc.	1,312	33
*	Revance Therapeutics Inc.	2,986	32
*	Menlo Therapeutics Inc.	6,379	31
*	Verrica Pharmaceuticals Inc.	3,089	31
*	Protagonist Therapeutics Inc.	2,328	30
	LeMaitre Vascular Inc.	951	30
*	Sutro Biopharma Inc.	3,610	29
*	Pacific Biosciences of California Inc.	5,231	29
*	Cytokinetics Inc.	1,998	28
*	Spectrum Pharmaceuticals Inc.	3,732	27
*	American Renal Associates Holdings Inc.	4,354	27
*	Jounce Therapeutics Inc.	6,610	25
*,^	TherapeuticsMD Inc.	8,610	25
*	Evelo Biosciences Inc.	4,519	25
*	CareDx Inc.	970	22
	Utah Medical Products Inc.	220	22
*	Harpoon Therapeutics Inc.	1,483	21
*	PolarityTE Inc.	5,732	21
*,^	TransEnterix Inc.	22,998	21
*	TG Therapeutics Inc.	3,372	21
*	BioCryst Pharmaceuticals Inc.	6,927	21
*	Kezar Life Sciences Inc.	6,023	20
*	Abeona Therapeutics Inc.	13,162	20
*	UNITY Biotechnology Inc.	3,204	20
*	Synlogic Inc.	6,491	18
*	Kala Pharmaceuticals Inc.	4,399	18
*	Cellular Biomedicine Group Inc.	1,331	16
*	Neon Therapeutics Inc.	5,788	16
*	Principia Biopharma Inc.	365	15
*	EyePoint Pharmaceuticals Inc.	8,749	13
*	Molecular Templates Inc.	2,592	13
*	Minerva Neurosciences Inc.	1,816	13
*	Aclaris Therapeutics Inc.	12,615	13
*	Dynavax Technologies Corp. Class A	2,891	12
*	Affimed NV	4,185	12

49

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Aldeyra Therapeutics Inc.	2,625	12
*	Avid Bioservices Inc.	1,674	12
*	Rigel Pharmaceuticals Inc.	6,687	11
*	TCR2 Therapeutics Inc.	661	11
*,^	ElectroCore Inc.	5,305	10
*	Osmotica Pharmaceuticals plc	3,277	10
	Phibro Animal Health Corp. Class A	464	10
	CONMED Corp.	95	10
*	TransMedics Group Inc.	386	9
*	Sientra Inc.	1,344	9
*,^	CEL-SCI Corp.	1,129	8
*	Turning Point Therapeutics Inc.	134	7
*	Xeris Pharmaceuticals Inc.	595	7
*	CASI Pharmaceuticals Inc.	2,082	7
*	Eloxx Pharmaceuticals Inc.	1,084	7
*	Alphatec Holdings Inc.	1,171	6
*	Synthorx Inc.	318	6
*	Constellation Pharmaceuticals Inc.	689	5
*	Enochian Biosciences Inc.	1,038	5
*	ADMA Biologics Inc.	1,062	5
*	Rockwell Medical Inc.	1,797	5
*	Cyclerion Therapeutics Inc.	483	5
*	Beyondspring Inc.	219	4
*	Aduro Biotech Inc.	2,730	3
*	Kiniksa Pharmaceuticals Ltd. Class A	351	3
*	Adverum Biotechnologies Inc.	272	3
*	VBI Vaccines Inc.	4,593	3
*	Amphastar Pharmaceuticals Inc.	118	3
*	Ra Pharmaceuticals Inc.	96	3
*	Zogenix Inc.	58	2
*	HMS Holdings Corp.	58	2
*	NGM Biopharmaceuticals Inc.	113	2
*	CryoLife Inc.	62	2
*	NextGen Healthcare Inc.	108	2
*	Evofem Biosciences Inc.	289	2
*	Guardant Health Inc.	14	1
*	NextCure Inc.	34	1
*	Cortexyme Inc.	58	1
*	Allakos Inc.	12	1
*	Albireo Pharma Inc.	38	1
*	Portola Pharmaceuticals Inc.	26	1
*	FONAR Corp.	28	1
*	Eidos Therapeutics Inc.	14	1
*	Tricida Inc.	16	1
*	Allogene Therapeutics Inc.	20	1
*	Alder Biopharmaceuticals Inc.	60	1
*	R1 RCM Inc.	46	1
*	Audentes Therapeutics Inc.	16	1
*	Harvard Bioscience Inc.	188	—
*	Cymabay Therapeutics Inc.	76	—
*	Catalyst Biosciences Inc.	64	—
*	Syndax Pharmaceuticals Inc.	48	—
	National Research Corp.	6	—
*	Lantheus Holdings Inc.	16	—
*	Axonics Modulation Technologies Inc.	10	—
*	XOMA Corp.	18	—
*	Rubius Therapeutics Inc.	30	—
*	NewLink Genetics Corp.	150	—
*	scPharmaceuticals Inc.	36	—
*	Translate Bio Inc.	26	—
*	Avrobio Inc.	12	—
*	Karyopharm Therapeutics Inc.	26	—
*	Arvinas Inc.	8	—
*	MeiraGTx Holdings plc	10	—

50

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	NantKwest Inc.	154	—
*	Arbutus Biopharma Corp.	140	—
*	Nymox Pharmaceutical Corp.	110	—
*	AVEO Pharmaceuticals Inc.	240	—
*	Y-mAbs Therapeutics Inc.	6	—
*	Scholar Rock Holding Corp.	14	—
*	Crinetics Pharmaceuticals Inc.	8	—
*	PetIQ Inc. Class A	4	—
*	Magenta Therapeutics Inc.	12	—
*	Twist Bioscience Corp.	4	—
*	Replimune Group Inc.	10	—
*	Alector Inc.	6	—
*	AgeX Therapeutics Inc.	36	—
*	Forty Seven Inc.	12	—
*	Kodiak Sciences Inc.	8	—
*	Melinta Therapeutics Inc.	38	—
*	LogicBio Therapeutics Inc.	8	—
*	Bellicum Pharmaceuticals Inc.	68	—
*	SI-BONE Inc.	4	—
*	Tetraphase Pharmaceuticals Inc.	290	—
*	Pfenex Inc.	10	—
*	Neuronetics Inc.	6	—
*	Aquestive Therapeutics Inc.	16	—
*	Athersys Inc.	32	—
*	Liquidia Technologies Inc.	10	—
*	Aptinyx Inc.	12	—
*	Tocagen Inc.	12	—
*	NantHealth Inc.	74	—
*	Ovid therapeutics Inc.	18	—
*	Castlight Health Inc. Class B	22	—
*	Miragen Therapeutics Inc.	24	—
*	Corvus Pharmaceuticals Inc.	8	—
*	Neos Therapeutics Inc.	14	—
*	Proteostasis Therapeutics Inc.	32	—
*	Vapotherm Inc.	2	—
*	AAC Holdings Inc.	32	—
*	Equillium Inc.	4	—
*	Zafgen Inc.	12	—
			18,603
Materials & Processing (6.0%)
	Louisiana-Pacific Corp.	45,035	1,083
*	Rexnord Corp.	39,685	1,039
	Carpenter Technology Corp.	19,879	967
*	Summit Materials Inc. Class A	38,775	814
^	Cleveland-Cliffs Inc.	101,029	802
	Commercial Metals Co.	49,743	779
	Belden Inc.	16,450	750
*	Beacon Roofing Supply Inc.	23,266	742
	Stepan Co.	7,664	731
	Minerals Technologies Inc.	14,865	717
*	BMC Stock Holdings Inc.	28,075	714
	Trinseo SA	17,299	607
*	Gibraltar Industries Inc.	13,641	549
	Sensient Technologies Corp.	8,401	549
*	Coeur Mining Inc.	85,680	469
	Worthington Industries Inc.	12,943	449
	Schweitzer-Mauduit International Inc.	13,031	437
	Boise Cascade Co.	12,527	393
	Greif Inc. Class A	11,110	391
*	MRC Global Inc.	30,448	383
*	Livent Corp.	61,944	381
	Hecla Mining Co.	203,543	362
	US Silica Holdings Inc.	30,952	315
	Materion Corp.	5,083	299

51

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Kaiser Aluminum Corp.	3,282	290
	Mueller Water Products Inc. Class A	26,628	279
	Mueller Industries Inc.	10,485	276
	Griffon Corp.	15,345	268
*	AdvanSix Inc.	11,938	267
	PH Glatfelter Co.	18,398	265
*	Kraton Corp.	9,491	260
	Quanex Building Products Corp.	13,948	240
	Schnitzer Steel Industries Inc.	10,787	239
	Innophos Holdings Inc.	8,388	236
	HB Fuller Co.	5,447	232
*	PQ Group Holdings Inc.	16,024	229
*	GMS Inc.	7,476	220
*	Novagold Resources Inc.	29,047	216
*	PGT Innovations Inc.	12,425	199
*	Continental Building Products Inc.	7,802	196
	Tredegar Corp.	11,023	191
	Hawkins Inc.	4,121	183
	American Vanguard Corp.	12,040	171
	Tronox Holdings plc Class A	22,000	163
*	AK Steel Holding Corp.	74,252	160
	Haynes International Inc.	5,272	157
	Insteel Industries Inc.	7,803	146
	Caesarstone Ltd.	9,611	144
*	Verso Corp.	13,738	140
	Innospec Inc.	1,500	125
	FutureFuel Corp.	11,049	119
*	Unifi Inc.	6,166	119
*	Century Aluminum Co.	21,456	118
*	Intrepid Potash Inc.	39,447	117
*	Landec Corp.	10,462	115
*	Patrick Industries Inc.	3,157	114
	Orion Engineered Carbons SA	8,142	113
	NN Inc.	17,358	111
*	Clearwater Paper Corp.	6,858	110
*	BlueLinx Holdings Inc.	3,797	109
	Universal Forest Products Inc.	2,783	109
*	UFP Technologies Inc.	2,511	105
	Kronos Worldwide Inc.	9,514	104
	Greif Inc. Class B	2,384	99
*	Veritiv Corp.	5,587	93
*	Cornerstone Building Brands Inc.	19,507	91
*	Northwest Pipe Co.	3,959	91
*	TimkenSteel Corp.	17,148	90
	Gold Resource Corp.	24,818	85
*	LB Foster Co. Class A	3,879	77
	Neenah Inc.	1,192	76
*	Foundation Building Materials Inc.	4,345	74
	Rayonier Advanced Materials Inc.	20,203	71
	Culp Inc.	4,834	68
*,^	Energy Fuels Inc.	36,660	67
	Oil-Dri Corp. of America	2,144	66
*	Ferro Corp.	6,199	63
*	Builders FirstSource Inc.	3,164	62
	Apogee Enterprises Inc.	1,657	61
*	Armstrong Flooring Inc.	8,869	60
	United States Lime & Minerals Inc.	773	60
*	Koppers Holdings Inc.	2,237	59
	PolyOne Corp.	1,767	57
*	JELD-WEN Holding Inc.	3,235	56
	Synalloy Corp.	3,441	55
*,^	Amyris Inc.	13,402	51
	Eastern Co.	2,239	49
	Olympic Steel Inc.	4,112	44

52

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	LSB Industries Inc.	9,301	43
*	Masonite International Corp.	624	33
	Interface Inc. Class A	2,458	27
	Valhi Inc.	11,328	22
*	Concrete Pumping Holdings Inc.	4,536	20
*	NL Industries Inc.	3,463	13
	CompX International Inc.	681	10
*	Ryerson Holding Corp.	429	3
*	Marrone Bio Innovations Inc.	1,180	2
*	Lawson Products Inc.	28	1
	Compass Minerals International Inc.	16	1
*	Universal Stainless & Alloy Products Inc.	46	1
*	Shiloh Industries Inc.	70	—
*	AgroFresh Solutions Inc.	172	—
*,§	Ferroglobe R&W Trust	19,424	—
			23,578
Other (0.0%)[2]
*	Avantor Inc.	921	16
*	Adaptive Biotechnologies Corp.	219	11
*	Health Catalyst Inc.	234	9
*	Livongo Health Inc.	248	8
*	Dynatrace Inc.	330	8
*	Change Healthcare Inc.	528	8
*	Stoke Therapeutics Inc.	194	7
*	Atreca Inc.	313	6
*	Medallia Inc.	167	6
*	Phreesia Inc.	194	5
*	Assetmark Financial Holdings Inc.	141	4
*	Grocery Outlet Holding Corp.	83	3
*	Castle Biosciences Inc.	118	3
*	Sunnova Energy International Inc.	310	3
*	Crowdstrike Holdings Inc. Class A	37	3
*	Chewy Inc.	83	3
*	Personalis Inc.	126	3
*	Karuna Therapeutics Inc.	119	2
*	Morphic Holding Inc.	127	2
*	Kura Sushi USA Inc. Class A	90	2
*	Fastly Inc. Class A	67	2
*	Bridgebio Pharma Inc.	69	2
*	RealReal Inc.	159	2
*	Prevail Therapeutics Inc.	156	2
*	Revolve Group Inc.	71	2
*,§	NewStar Financial Inc. CVR	6,148	2
*,§	Media General Inc. CVR	35,434	2
*	Mirum Pharmaceuticals Inc.	104	1
*,§	Corium CVR	871	—
			127
Producer Durables (12.1%)
*	FTI Consulting Inc.	14,414	1,559
	KBR Inc.	59,497	1,518
*	Darling Ingredients Inc.	69,131	1,286
	UniFirst Corp.	6,374	1,249
	SkyWest Inc.	21,064	1,206
	GATX Corp.	15,235	1,131
*	Allegheny Technologies Inc.	53,067	1,052
	ABM Industries Inc.	28,029	1,044
	Kennametal Inc.	34,617	1,035
	Deluxe Corp.	17,355	800
	Barnes Group Inc.	17,791	798
	Triton International Ltd.	23,972	771
	Cubic Corp.	11,095	769
	Altra Industrial Motion Corp.	27,167	706
	Matson Inc.	17,860	635
	Werner Enterprises Inc.	19,008	621

53

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	AAR Corp.	14,017	602
*	Hub Group Inc. Class A	13,905	599
*	SPX FLOW Inc.	17,675	596
	Kaman Corp.	10,011	585
*	TriMas Corp.	19,158	563
	EMCOR Group Inc.	5,826	509
*	Huron Consulting Group Inc.	8,276	507
	EnPro Industries Inc.	7,902	492
	Hawaiian Holdings Inc.	20,087	490
	Aircastle Ltd.	22,116	483
	Ship Finance International Ltd.	34,344	483
*	CBIZ Inc.	21,601	483
*	Navistar International Corp.	20,897	481
	Scorpio Tankers Inc.	18,276	480
	Granite Construction Inc.	16,844	479
*	Conduent Inc.	72,992	475
*	Aerojet Rocketdyne Holdings Inc.	9,052	473
*	Sykes Enterprises Inc.	16,292	472
	Encore Wire Corp.	8,567	463
*	Milacron Holdings Corp.	28,941	459
	Watts Water Technologies Inc. Class A	5,000	458
	Navigant Consulting Inc.	16,381	457
	Steelcase Inc. Class A	27,711	430
	Rush Enterprises Inc. Class A	11,667	421
	Mobile Mini Inc.	12,645	395
	ACCO Brands Corp.	42,588	395
*	Herc Holdings Inc.	9,417	389
	Heartland Express Inc.	18,435	379
*	Saia Inc.	4,385	375
	Standex International Corp.	5,321	366
	EnerSys	6,339	355
*	SEACOR Holdings Inc.	7,366	346
	Kelly Services Inc. Class A	13,915	337
*	SP Plus Corp.	9,566	330
*	TrueBlue Inc.	16,892	328
	Triumph Group Inc.	15,698	326
	Marten Transport Ltd.	16,569	326
	ArcBest Corp.	10,803	320
	Greenbrier Cos. Inc.	13,606	317
	Wabash National Corp.	23,063	315
	AZZ Inc.	7,529	311
*	CIRCOR International Inc.	8,278	284
	MTS Systems Corp.	4,975	283
	Actuant Corp. Class A	11,985	266
	Astec Industries Inc.	9,498	262
	Lindsay Corp.	2,968	262
*	Aegion Corp. Class A	13,034	257
*	Atlas Air Worldwide Holdings Inc.	9,861	255
*	Tidewater Inc.	15,993	252
	ICF International Inc.	2,888	244
	Hillenbrand Inc.	8,870	243
*	BrightView Holdings Inc.	13,238	243
*	Spirit Airlines Inc.	6,399	240
	Hyster-Yale Materials Handling Inc.	4,267	233
*	Echo Global Logistics Inc.	11,598	232
*	DXP Enterprises Inc.	6,895	224
	Ennis Inc.	10,766	216
*	Thermon Group Holdings Inc.	9,894	215
*	Modine Manufacturing Co.	20,740	212
	DHT Holdings Inc.	37,388	210
*	Team Inc.	12,577	207
	McGrath RentCorp	3,215	206
*	Vectrus Inc.	4,670	189
*	Manitowoc Co. Inc.	14,966	187

54

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Heidrick & Struggles International Inc.	7,032	187
*	International Seaways Inc.	10,696	184
*	Wesco Aircraft Holdings Inc.	16,565	182
	Brady Corp. Class A	3,783	179
	Gorman-Rupp Co.	5,925	177
*	Tutor Perini Corp.	16,849	168
*	ASGN Inc.	2,651	166
	Terex Corp.	6,470	161
	Moog Inc. Class A	1,895	154
*	Ducommun Inc.	3,687	152
*	CAI International Inc.	7,134	151
*	Lydall Inc.	7,240	146
	Resources Connection Inc.	8,727	144
	Miller Industries Inc.	4,415	138
	Powell Industries Inc.	3,795	138
	Pitney Bowes Inc.	38,560	137
*	SPX Corp.	3,345	127
	REV Group Inc.	9,713	125
	Columbus McKinnon Corp.	3,775	122
	Costamare Inc.	20,987	121
*	Titan Machinery Inc.	8,060	121
	HNI Corp.	3,889	121
	Quad/Graphics Inc.	13,279	119
	Primoris Services Corp.	6,080	119
*	Dycom Industries Inc.	2,579	115
	Scorpio Bulkers Inc.	18,106	115
	VSE Corp.	3,489	111
^	Teekay Corp.	29,484	108
^	Nordic American Tankers Ltd.	59,742	106
	Park-Ohio Holdings Corp.	3,787	103
*	Diamond S Shipping Inc.	9,336	102
*	Arlo Technologies Inc.	31,798	100
*	Sterling Construction Co. Inc.	8,786	98
*	WillScot Corp. Class A	6,943	97
*	Mistras Group Inc.	6,597	96
*	Textainer Group Holdings Ltd.	12,047	96
	CRA International Inc.	2,468	96
*	Dorian LPG Ltd.	9,210	96
*	Teekay Tankers Ltd. Class A	78,808	87
	Hurco Cos. Inc.	2,739	87
*	Liquidity Services Inc.	11,333	86
*	Eagle Bulk Shipping Inc.	18,334	84
*	Commercial Vehicle Group Inc.	13,020	83
*	CECO Environmental Corp.	11,894	83
*	InnerWorkings Inc.	19,075	81
*	Covenant Transportation Group Inc. Class A	5,490	79
	NACCO Industries Inc. Class A	1,526	76
*	DHI Group Inc.	20,883	76
	Briggs & Stratton Corp.	17,261	75
	Graham Corp.	3,964	73
	GasLog Ltd.	5,806	71
	H&E Equipment Services Inc.	2,920	71
	RR Donnelley & Sons Co.	29,221	71
	Rush Enterprises Inc. Class B	1,894	70
*	Ardmore Shipping Corp.	11,240	70
*	Willis Lease Finance Corp.	1,134	70
	Preformed Line Products Co.	1,348	69
*	GP Strategies Corp.	5,234	67
	Alamo Group Inc.	546	62
*	Genco Shipping & Trading Ltd.	6,248	60
	ESCO Technologies Inc.	765	58
*	Advanced Disposal Services Inc.	1,775	58
*	Blue Bird Corp.	3,117	57
	Titan International Inc.	20,751	54

55

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Construction Partners Inc. Class A	3,023	50
*	American Superconductor Corp.	6,252	48
	Spartan Motors Inc.	3,742	47
	Franklin Electric Co. Inc.	1,015	47
*	Heritage-Crystal Clean Inc.	1,861	46
*	Safe Bulkers Inc.	21,324	44
*	Overseas Shipholding Group Inc. Class A	26,730	44
	BG Staffing Inc.	2,314	43
*	Twin Disc Inc.	4,215	43
	Federal Signal Corp.	1,432	43
*	StarTek Inc.	6,638	41
	Argan Inc.	981	40
*	US Xpress Enterprises Inc. Class A	8,969	38
*	Information Services Group Inc.	14,153	38
*	Gencor Industries Inc.	3,193	36
	Kimball International Inc. Class B	2,020	35
*	IES Holdings Inc.	1,846	35
*	Great Lakes Dredge & Dock Corp.	3,148	34
*	Vishay Precision Group Inc.	1,091	34
*	Daseke Inc.	18,892	33
*	Mesa Air Group Inc.	4,786	31
*	YRC Worldwide Inc.	13,760	30
	Knoll Inc.	1,176	27
	Systemax Inc.	1,233	25
*	General Finance Corp.	2,665	22
*	FARO Technologies Inc.	394	19
	LSC Communications Inc.	13,553	18
	Hackett Group Inc.	940	15
*	PAM Transportation Services Inc.	244	14
*,^	Roadrunner Transportation Systems Inc.	1,458	14
	Luxfer Holdings plc	867	14
*	Charah Solutions Inc.	3,902	11
	Advanced Emissions Solutions Inc.	756	10
*	Casella Waste Systems Inc. Class A	192	9
*	OSI Systems Inc.	73	8
*	Chart Industries Inc.	119	7
*	Kratos Defense & Security Solutions Inc.	313	6
*	Exela Technologies Inc.	3,925	4
*	Frontline Ltd.	418	4
*	NRC Group Holdings Corp.	269	3
	Herman Miller Inc.	46	2
	Tetra Tech Inc.	20	2
*	Radiant Logistics Inc.	212	1
*	Orion Group Holdings Inc.	82	—
*	FreightCar America Inc.	64	—
*	Vicor Corp.	8	—
*	Manitex International Inc.	16	—
*	USA Truck Inc.	2	—
			47,423
Technology (7.9%)
*	Lumentum Holdings Inc.	32,244	1,798
	Perspecta Inc.	55,320	1,436
*	Tech Data Corp.	15,462	1,434
*	Cirrus Logic Inc.	24,946	1,338
*	LiveRamp Holdings Inc.	28,750	1,218
*	Finisar Corp.	49,327	1,115
	Vishay Intertechnology Inc.	55,857	884
	ManTech International Corp. Class A	11,234	790
*	Anixter International Inc.	12,824	769
*	Knowles Corp.	34,171	693
*	NetScout Systems Inc.	31,269	693
*	Cloudera Inc.	93,105	665
*	Avaya Holdings Corp.	46,766	660
*	Sanmina Corp.	21,919	633

56

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Plexus Corp.	10,800	618
*	Rambus Inc.	46,382	582
*	Stratasys Ltd.	21,630	515
*	FormFactor Inc.	28,950	495
	Methode Electronics Inc.	15,369	488
*	Diodes Inc.	13,101	479
*	Synaptics Inc.	14,668	470
*	NETGEAR Inc.	13,077	454
*	Insight Enterprises Inc.	9,385	451
*	TTM Technologies Inc.	41,785	445
*	Ambarella Inc.	7,903	442
	Benchmark Electronics Inc.	16,135	427
	KEMET Corp.	23,974	402
*	Infinera Corp.	73,929	394
	CTS Corp.	13,643	389
	TiVo Corp.	51,334	387
*	MACOM Technology Solutions Holdings Inc.	19,417	381
*	Amkor Technology Inc.	41,227	361
*	3D Systems Corp.	47,999	336
*	ScanSource Inc.	10,857	307
	Xperi Corp.	16,459	302
*	Photronics Inc.	27,432	296
	AVX Corp.	19,801	268
	Comtech Telecommunications Corp.	9,859	264
	Presidio Inc.	16,035	257
*	Rudolph Technologies Inc.	11,131	245
*	Harmonic Inc.	35,642	235
*	Axcelis Technologies Inc.	13,850	212
	ADTRAN Inc.	20,095	206
	Cohu Inc.	16,858	201
*	Ultra Clean Holdings Inc.	16,480	197
*	Veeco Instruments Inc.	20,302	188
^	Maxar Technologies Inc.	25,289	179
	Monotype Imaging Holdings Inc.	9,007	178
*	Nanometrics Inc.	6,413	175
*	Diebold Nixdorf Inc.	15,592	175
	PC Connection Inc.	4,765	168
*	Evolent Health Inc. Class A	23,839	164
*	SMART Global Holdings Inc.	5,467	155
*	Ichor Holdings Ltd.	7,170	152
*	Digi International Inc.	11,486	147
	Brooks Automation Inc.	4,009	134
*	CalAmp Corp.	13,750	132
	Park Aerospace Corp.	7,593	128
*	Synchronoss Technologies Inc.	16,096	128
*	Ribbon Communications Inc.	24,656	127
*	PDF Solutions Inc.	10,768	126
*	Kimball Electronics Inc.	9,523	126
*	Blucora Inc.	5,531	125
	Daktronics Inc.	15,160	110
*	Immersion Corp.	13,177	108
*	NeoPhotonics Corp.	15,681	98
*	Alpha & Omega Semiconductor Ltd.	8,285	98
*	Cray Inc.	2,751	96
*	Verint Systems Inc.	1,795	96
*	Semtech Corp.	2,237	94
*	Bandwidth Inc. Class A	1,076	94
	QAD Inc. Class A	2,182	88
*	II-VI Inc.	2,209	83
*,^	Inseego Corp.	18,198	81
	American Software Inc. Class A	5,105	80
*	DSP Group Inc.	5,704	79
*	GTY Technology Holdings Inc.	12,328	77
*	Telenav Inc.	6,492	73

57

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Fabrinet	1,416	72
*,^	Applied Optoelectronics Inc.	7,785	69
*	Limelight Networks Inc.	27,388	67
*	Rubicon Project Inc.	6,399	65
*	KVH Industries Inc.	6,342	59
*	Calix Inc.	9,164	55
*	AXT Inc.	15,933	54
*	ePlus Inc.	648	53
*	Acacia Research Corp.	20,100	52
*	GSI Technology Inc.	6,238	52
*,^	Pareteum Corp.	24,256	52
*	OneSpan Inc.	3,812	51
	Bel Fuse Inc. Class B	4,128	45
*	PCM Inc.	1,240	43
*	Unisys Corp.	6,554	43
*	comScore Inc.	20,776	39
*	Meet Group Inc.	11,110	38
*	SecureWorks Corp. Class A	3,138	38
	TESSCO Technologies Inc.	2,526	37
*	Ciena Corp.	778	32
*	CACI International Inc. Class A	134	30
*	Cree Inc.	562	24
*	ViaSat Inc.	300	24
*	TrueCar Inc.	6,006	24
*	CEVA Inc.	726	23
	SYNNEX Corp.	226	19
*	Adesto Technologies Corp.	1,519	16
*	Mercury Systems Inc.	143	12
*	Viavi Solutions Inc.	792	11
*	Digimarc Corp.	261	10
*	Rogers Corp.	63	8
	NVE Corp.	129	8
*	Acacia Communications Inc.	128	8
*	Leaf Group Ltd.	1,774	7
*	Casa Systems Inc.	1,170	7
*	MicroStrategy Inc. Class A	46	7
	InterDigital Inc.	102	5
*	Perficient Inc.	108	4
	Science Applications International Corp.	44	4
*,^	Ideanomics Inc.	1,440	2
*	Avalara Inc.	26	2
*	DASAN Zhone Solutions Inc.	189	2
*	Anterix Inc.	52	2
	CSG Systems International Inc.	32	2
*	Telaria Inc.	156	2
*	Agilysys Inc.	44	1
*	ACI Worldwide Inc.	34	1
*	Anaplan Inc.	16	1
*	Tenable Holdings Inc.	28	1
*	Domo Inc.	16	—
*	Avid Technology Inc.	46	—
*	PAR Technology Corp.	12	—
*	SVMK Inc.	16	—
*	Clearfield Inc.	22	—
*	Upwork Inc.	12	—
*	eGain Corp.	14	—
*	ChannelAdvisor Corp.	8	—
*	Kopin Corp.	32	—
			30,977
Utilities (7.2%)
	Portland General Electric Co.	37,633	2,141
	ONE Gas Inc.	21,996	2,015
	Black Hills Corp.	25,351	1,945
	ALLETE Inc.	21,798	1,869

58

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Southwest Gas Holdings Inc.	19,976	1,822
	Spire Inc.	20,949	1,779
	PNM Resources Inc.	33,378	1,703
	New Jersey Resources Corp.	34,931	1,598
	NorthWestern Corp.	21,275	1,541
	Avista Corp.	27,736	1,301
	South Jersey Industries Inc.	33,702	1,090
	Pattern Energy Group Inc. Class A	37,241	1,011
*	Iridium Communications Inc.	41,761	1,010
	El Paso Electric Co.	14,205	947
	Ormat Technologies Inc.	10,769	800
	Northwest Natural Holding Co.	10,370	740
	MGE Energy Inc.	9,378	711
*	Intelsat SA	28,272	585
	Clearway Energy Inc.	31,462	557
	Otter Tail Corp.	9,303	471
*	Vonage Holdings Corp.	30,844	408
	Unitil Corp.	6,177	373
	ATN International Inc.	4,654	264
	SJW Group	3,870	264
	Clearway Energy Inc. Class A	14,405	241
	Artesian Resources Corp. Class A	3,424	125
	Consolidated Communications Holdings Inc.	30,028	121
*	Cincinnati Bell Inc.	20,504	111
	RGC Resources Inc.	3,242	92
	Consolidated Water Co. Ltd.	6,236	91
	Spok Holdings Inc.	7,417	87
	California Water Service Group	1,365	77
*	AquaVenture Holdings Ltd.	4,204	74
	Middlesex Water Co.	928	57
*	Atlantic Power Corp.	16,870	39
*,^	Frontier Communications Corp.	43,402	35
	IDACORP Inc.	274	30
*	ORBCOMM Inc.	5,895	27
	Genie Energy Ltd. Class B	3,530	25
	York Water Co.	540	20
*	IDT Corp. Class B	1,768	16
	Chesapeake Utilities Corp.	81	8
	American States Water Co.	75	7
	Connecticut Water Service Inc.	66	5
*	Pure Cycle Corp.	46	—
			28,233
Total Common Stocks (Cost $405,721)			389,857

		Coupon
Temporary Cash Investment (1.2%)[1]
Money Market Fund (1.2%)
3,4	Vanguard Market Liquidity Fund (Cost $4,706)	2.249%	47,056	4,706
Total Investments (100.8%) (Cost $410,427)				394,563
Other Assets and Liabilities—Net (-0.8%)[4,5]				(3,290)
Net Assets (100%)				391,273

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,544,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.9%, respectively, of net assets.

2	“Other” represents securities that are not classified by the fund’s benchmark index.

59

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2019

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $3,953,000 of collateral received for securities on loan.
5	Cash of $55,000 has been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

60

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (13.9%)
*	Chegg Inc.	92,578	3,670
	Churchill Downs Inc.	28,044	3,457
*	Deckers Outdoor Corp.	23,338	3,441
*	Helen of Troy Ltd.	20,048	3,078
	Aaron’s Inc.	47,671	3,056
	Strategic Education Inc.	17,023	2,881
	Texas Roadhouse Inc. Class A	54,436	2,801
*	SiteOne Landscape Supply Inc.	32,555	2,546
^	Cracker Barrel Old Country Store Inc.	15,369	2,542
	Steven Madden Ltd.	67,736	2,250
*	Shake Shack Inc. Class A	22,478	2,229
	Wingstop Inc.	21,602	2,164
*	Fox Factory Holding Corp.	29,969	2,159
	Monro Inc.	26,017	2,022
*,^	Eldorado Resorts Inc.	52,476	2,021
*	Cimpress NV	17,470	2,004
	American Eagle Outfitters Inc.	116,215	1,955
*	National Vision Holdings Inc.	61,497	1,744
	LCI Industries	19,455	1,649
*	Dorman Products Inc.	21,492	1,528
*	Sotheby’s	25,259	1,459
*	Asbury Automotive Group Inc.	15,402	1,452
	Lithia Motors Inc. Class A	10,846	1,422
	Boyd Gaming Corp.	58,443	1,405
*	Shutterfly Inc.	27,351	1,392
	Meredith Corp.	31,737	1,389
	Bloomin’ Brands Inc.	73,374	1,324
*	LGI Homes Inc.	15,996	1,304
	Cheesecake Factory Inc.	33,614	1,277
*	Cavco Industries Inc.	6,878	1,262
	Dave & Buster’s Entertainment Inc.	29,102	1,253
*	SeaWorld Entertainment Inc.	40,317	1,170
*	Avis Budget Group Inc.	47,169	1,168
	Red Rock Resorts Inc. Class A	55,865	1,165
*	Crocs Inc.	51,192	1,142
*	Career Education Corp.	55,076	1,130
*	Skyline Champion Corp.	40,231	1,126
*	Instructure Inc.	26,921	1,113
	Children’s Place Inc.	12,295	1,073
	Viad Corp.	16,042	1,037
*	American Woodmark Corp.	12,047	992
*	Gentherm Inc.	26,959	989
*	Rent-A-Center Inc.	38,675	987
*	Sleep Number Corp.	21,830	913
	Inter Parfums Inc.	14,098	906
*	Meritor Inc.	53,408	898
*	BJ’s Wholesale Club Holdings Inc.	33,405	877
*	IMAX Corp.	41,831	875
	Wolverine World Wide Inc.	33,639	873
	Brinker International Inc.	22,626	860
*	Denny’s Corp.	34,901	823
*	Scientific Games Corp.	44,266	818
*	Sonos Inc.	55,519	806
*	Liberty Media Corp-Liberty Braves Class C	28,456	781
	Papa John’s International Inc.	15,673	780
*	Boot Barn Holdings Inc.	22,225	761
*,^	YETI Holdings Inc.	24,534	693
	Marriott Vacations Worldwide Corp.	6,321	623
	BJ’s Restaurants Inc.	16,458	600
*	RH	4,126	591
*,^	Stitch Fix Inc. Class A	29,563	563

61

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Winnebago Industries Inc.	17,407	557
	Dine Brands Global Inc.	7,862	555
*	Shutterstock Inc.	15,193	533
*	Liberty TripAdvisor Holdings Inc. Class A	57,695	504
	Sturm Ruger & Co. Inc.	12,140	498
	La-Z-Boy Inc.	15,149	483
*	Malibu Boats Inc. Class A	16,558	461
*	Gray Television Inc.	29,557	452
	Ruth’s Hospitality Group Inc.	22,772	443
*	Universal Electronics Inc.	9,757	441
*	America’s Car-Mart Inc.	4,993	428
*	QuinStreet Inc.	36,053	413
*	Cardlytics Inc.	10,956	412
	KB Home	13,738	386
	Twin River Worldwide Holdings Inc.	16,752	379
*	Murphy USA Inc.	4,228	378
	Oxford Industries Inc.	5,188	362
*,^	GoPro Inc. Class A	89,933	348
*	Lindblad Expeditions Holdings Inc.	18,445	344
*	Central European Media Enterprises Ltd. Class A	71,280	331
*	Funko Inc. Class A	13,692	328
*	Monarch Casino & Resort Inc.	7,247	322
	Designer Brands Inc. Class A	18,492	305
*	1-800-Flowers.com Inc. Class A	19,886	293
*	Kontoor Brands Inc.	8,498	291
*	Franklin Covey Co.	7,856	289
*	Taylor Morrison Home Corp. Class A	11,977	286
	Jack in the Box Inc.	3,123	266
*	Century Communities Inc.	8,738	246
*	Liberty Media Corp-Liberty Braves Class A	8,284	228
*	MasterCraft Boat Holdings Inc.	14,458	219
*	Drive Shack Inc.	44,884	211
^	Camping World Holdings Inc. Class A	26,569	202
*	HealthStream Inc.	7,691	194
	Tailored Brands Inc.	34,744	188
*	Penn National Gaming Inc.	9,773	187
	Standard Motor Products Inc.	3,477	154
*	Care.com Inc.	15,430	153
	Collectors Universe Inc.	5,868	152
*	Hemisphere Media Group Inc. Class A	12,172	145
	Johnson Outdoors Inc. Class A	2,454	137
*	Noodles & Co. Class A	22,424	129
	Clarus Corp.	11,040	122
	Winmark Corp.	730	119
*	Boston Omaha Corp. Class A	5,629	115
*	Fitbit Inc. Class A	36,553	113
*	MDC Partners Inc. Class A	45,279	106
*	Golden Entertainment Inc.	6,582	93
	Marine Products Corp.	6,119	93
*	Fluent Inc.	30,933	92
	PriceSmart Inc.	1,482	90
*	Chuy’s Holdings Inc.	3,250	82
*	Lovesac Co.	4,577	79
*	Duluth Holdings Inc.	8,433	78
*,^	Revlon Inc. Class A	4,662	77
	Hamilton Beach Brands Holding Co. Class A	5,231	74
*	Stoneridge Inc.	2,360	73
*	Cars.com Inc.	7,106	63
*	K12 Inc.	2,388	63
*	Select Interior Concepts Inc. Class A	4,873	61
	Nathan’s Famous Inc.	905	60
*	Biglari Holdings Inc. Class B	619	54
*	LiveXLive Media Inc.	23,831	53
*,^	Overstock.com Inc.	3,317	52

62

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	elf Beauty Inc.	3,131	51
*	Rosetta Stone Inc.	2,720	50
*	Habit Restaurants Inc. Class A	5,258	46
*	Inspired Entertainment Inc.	6,555	46
*	Quotient Technology Inc.	6,150	45
	National CineMedia Inc.	5,481	45
*	Lumber Liquidators Holdings Inc.	4,243	40
*	Centric Brands Inc.	12,962	36
	National Presto Industries Inc.	387	33
	Entravision Communications Corp. Class A	9,518	29
	Superior Group of Cos. Inc.	1,971	28
*	Youngevity International Inc.	6,481	28
*	Regis Corp.	1,432	23
*	Hudson Ltd. Class A	1,902	21
*	Legacy Housing Corp.	1,345	20
*	Clear Channel Outdoor Holdings Inc.	7,506	20
*	At Home Group Inc.	2,513	17
*	Empire Resorts Inc.	1,604	16
*	Hibbett Sports Inc.	907	15
*,^	Waitr Holdings Inc.	8,037	14
*	MarineMax Inc.	941	14
	Hooker Furniture Corp.	668	12
*	Carrols Restaurant Group Inc.	1,540	11
*	Green Brick Partners Inc.	1,199	11
*	ZAGG Inc.	1,289	8
*	Purple Innovation Inc.	653	5
*	Eros International plc	2,304	4
	Tenneco Inc. Class A	26	—
*	Potbelly Corp.	36	—
	Callaway Golf Co.	8	—
	Dana Inc.	8	—
*	Weight Watchers International Inc.	3	—
*	Fiesta Restaurant Group Inc.	10	—
*	Nautilus Inc.	56	—
*	Houghton Mifflin Harcourt Co.	6	—
*	Eastman Kodak Co.	13	—
*	Sportsman’s Warehouse Holdings Inc.	7	—
*	Sally Beauty Holdings Inc.	2	—
	Big Lots Inc.	1	—
	Movado Group Inc.	1	—
	Tile Shop Holdings Inc.	8	—
	Carriage Services Inc. Class A	1	—
*	Conn’s Inc.	1	—
*	RTW RetailWinds Inc.	15	—
*	Gaia Inc. Class A	2	—
	Tilly’s Inc. Class A	1	—
			107,402
Consumer Staples (3.4%)
*	Performance Food Group Co.	81,981	3,836
*	Boston Beer Co. Inc. Class A	6,654	2,917
	J&J Snack Foods Corp.	12,066	2,329
	WD-40 Co.	10,944	1,995
	Sanderson Farms Inc.	13,318	1,993
	Lancaster Colony Corp.	10,908	1,592
	Coca-Cola Consolidated Inc.	3,754	1,264
*	Freshpet Inc.	24,809	1,218
	Core-Mark Holding Co. Inc.	36,195	1,172
	Calavo Growers Inc.	12,945	1,148
	Vector Group Ltd.	79,632	930
	Medifast Inc.	9,086	908
*	Chefs’ Warehouse Inc.	19,188	740
*	USANA Health Sciences Inc.	10,741	730
	John B Sanfilippo & Son Inc.	6,870	636
	MGP Ingredients Inc.	10,313	497

63

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
^	Tootsie Roll Industries Inc.	11,622	426
	National Beverage Corp.	9,449	387
*	Primo Water Corp.	27,921	342
^	Turning Point Brands Inc.	6,539	234
*,^	22nd Century Group Inc.	90,534	177
*,^	New Age Beverages Corp.	56,805	173
*	Lifevantage Corp.	10,970	133
*	HF Foods Group Inc.	5,907	115
^	B&G Foods Inc.	5,034	85
*,^	Celsius Holdings Inc.	20,197	83
	PetMed Express Inc.	4,605	73
	Limoneira Co.	3,689	67
*	Bridgford Foods Corp.	1,355	45
*,^	Greenlane Holdings Inc. Class A	4,517	28
*	Craft Brew Alliance Inc.	741	7
*	Castle Brands Inc.	159	—
*	Diplomat Pharmacy Inc.	14	—
	Natural Health Trends Corp.	2	—
			26,280
Energy (1.1%)
*	Enphase Energy Inc.	73,203	2,172
*	Sunrun Inc.	88,244	1,353
*	Cactus Inc. Class A	37,756	962
	TerraForm Power Inc. Class A	41,343	701
*,^	Tellurian Inc.	75,428	493
*	TPI Composites Inc.	22,999	406
	CVR Energy Inc.	9,768	389
*	ProPetro Holding Corp.	36,139	385
	Solaris Oilfield Infrastructure Inc. Class A	24,744	340
*	Vivint Solar Inc.	35,170	283
*	Jagged Peak Energy Inc.	32,451	224
	Brigham Minerals Inc.	8,970	179
*	Matador Resources Co.	8,714	136
	Liberty Oilfield Services Inc. Class A	10,361	112
	Evolution Petroleum Corp.	18,433	109
*	Altus Midstream Co. Class A	39,574	91
*	RigNet Inc.	10,015	79
	Golar LNG Ltd.	5,955	70
*	Isramco Inc.	540	65
*,^	NextDecade Corp.	8,974	50
*	Goodrich Petroleum Corp.	4,657	49
*,^	US Well Services Inc.	12,459	37
*	PrimeEnergy Resources Corp.	283	32
*	FTS International Inc.	12,311	31
*	Ring Energy Inc.	19,997	29
	Falcon Minerals Corp.	4,961	29
*	Rosehill Resources Inc. Class A	8,190	13
*	SilverBow Resources Inc.	569	5
*	TETRA Technologies Inc.	40	—
*	SunPower Corp. Class A	3	—
*	ION Geophysical Corp.	3	—
*	Covia Holdings Corp.	15	—
*	Keane Group Inc.	4	—
*	Zion Oil & Gas Inc.	70	—
*	Renewable Energy Group Inc.	1	—
*	Lilis Energy Inc.	39	—
*	Key Energy Services Inc.	10	—
*	Montage Resources Corp.	2	—
			8,824
Financial Services (11.2%)
	EastGroup Properties Inc.	28,948	3,605
	FirstCash Inc.	33,804	3,338
	First Financial Bankshares Inc.	103,671	3,174
	RLI Corp.	31,836	2,915

64

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Ryman Hospitality Properties Inc.	36,535	2,910
	PS Business Parks Inc.	15,970	2,868
	Federated Investors Inc. Class B	76,984	2,467
	QTS Realty Trust Inc. Class A	43,653	2,142
*	Essent Group Ltd.	38,981	1,891
	American Assets Trust Inc.	37,184	1,743
	Selective Insurance Group Inc.	21,187	1,687
	EVERTEC Inc.	48,370	1,686
	GEO Group Inc.	95,001	1,630
	Four Corners Property Trust Inc.	54,659	1,557
	Kinsale Capital Group Inc.	15,694	1,542
	National Storage Affiliates Trust	45,438	1,520
	Ares Management Corp.	51,318	1,493
*	eHealth Inc.	17,818	1,484
*	NMI Holdings Inc. Class A	52,042	1,475
	CareTrust REIT Inc.	56,929	1,354
*	Cushman & Wakefield plc	76,982	1,296
	National Health Investors Inc.	14,505	1,203
*,^	Redfin Corp.	70,560	1,192
	Houlihan Lokey Inc. Class A	26,840	1,186
	Uniti Group Inc.	147,822	1,092
	Hamilton Lane Inc. Class A	17,415	1,082
	Kennedy-Wilson Holdings Inc.	49,779	1,044
	Moelis & Co. Class A	30,922	1,037
^	Tanger Factory Outlet Centers Inc.	72,512	1,025
*	Green Dot Corp. Class A	32,811	1,003
	Cohen & Steers Inc.	18,194	981
	ServisFirst Bancshares Inc.	30,790	936
	Universal Health Realty Income Trust	9,236	893
	Newmark Group Inc. Class A	101,941	885
	First Industrial Realty Trust Inc.	20,719	807
	National General Holdings Corp.	32,497	766
*	Axos Financial Inc.	29,133	755
	LTC Properties Inc.	15,386	751
*	Evo Payments Inc. Class A	24,826	737
*	Cardtronics plc Class A	24,429	724
	NexPoint Residential Trust Inc.	14,897	691
^	Innovative Industrial Properties Inc.	7,482	667
	Alexander’s Inc.	1,696	640
	LegacyTexas Financial Group Inc.	15,161	613
	Lakeland Financial Corp.	14,361	608
*	Marcus & Millichap Inc.	16,130	582
	Artisan Partners Asset Management Inc. Class A	21,347	569
	Cass Information Systems Inc.	11,227	568
	RMR Group Inc. Class A	12,041	561
	James River Group Holdings Ltd.	11,284	556
*,^	Trupanion Inc.	22,576	544
	Meta Financial Group Inc.	17,242	533
*	Focus Financial Partners Inc. Class A	24,086	494
*	Everi Holdings Inc.	53,768	481
	PJT Partners Inc.	11,021	459
	iStar Inc.	35,067	449
	Saul Centers Inc.	8,593	432
*	World Acceptance Corp.	3,117	414
	Goosehead Insurance Inc. Class A	8,958	414
*	Enova International Inc.	17,290	413
	Bank of NT Butterfield & Son Ltd.	14,306	394
	Glacier Bancorp Inc.	9,852	391
	Community Healthcare Trust Inc.	8,635	368
	Independent Bank Group Inc.	7,089	347
*,^	Paysign Inc.	23,997	319
	Diamond Hill Investment Group Inc.	2,232	301
	UMH Properties Inc.	23,191	298
	Veritex Holdings Inc.	12,590	297

65

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Ameris Bancorp	8,271	291
*	Triumph Bancorp Inc.	9,658	290
*	Enstar Group Ltd.	1,600	286
	Kearny Financial Corp.	20,741	261
	Easterly Government Properties Inc.	12,633	260
	Terreno Realty Corp.	5,039	255
*	Mr Cooper Group Inc.	28,745	253
	National Bank Holdings Corp. Class A	7,740	253
^	Bank First Corp.	4,292	234
	Westamerica Bancorporation	3,764	232
	FB Financial Corp.	6,377	229
	Armada Hoffler Properties Inc.	12,880	223
	Bluerock Residential Growth REIT Inc. Class A	16,692	207
	Universal Insurance Holdings Inc.	8,236	206
	WisdomTree Investments Inc.	39,502	190
	Greenhill & Co. Inc.	13,464	189
*	Safeguard Scientifics Inc.	15,724	188
*	Curo Group Holdings Corp.	13,674	186
	New Senior Investment Group Inc.	28,718	180
	Federal Agricultural Mortgage Corp.	2,128	175
*	Cowen Inc. Class A	10,837	169
	Ladenburg Thalmann Financial Services Inc.	85,458	168
	Preferred Bank	3,338	167
*	I3 Verticals Inc. Class A	7,250	164
	Independent Bank Corp.	2,424	164
	Gladstone Commercial Corp.	6,915	157
	Och-Ziff Capital Management Group Inc. Class A	6,935	156
*	Seacoast Banking Corp. of Florida	6,651	155
*	Palomar Holdings Inc.	4,456	152
	Walker & Dunlop Inc.	2,588	145
	Monmouth Real Estate Investment Corp.	10,964	144
	Essential Properties Realty Trust Inc.	6,298	143
*,^	Health Insurance Innovations Inc. Class A	7,661	141
	United Community Banks Inc.	5,314	140
	First Foundation Inc.	10,039	140
	ConnectOne Bancorp Inc.	6,792	139
^	Pennsylvania REIT	26,925	138
*	International Money Express Inc.	10,180	133
	Clipper Realty Inc.	11,322	124
	Stock Yards Bancorp Inc.	3,180	115
	Pzena Investment Management Inc. Class A	13,909	113
*,^	eXp World Holdings Inc.	12,524	109
	Crawford & Co. Class A	11,189	108
*	HarborOne Bancorp Inc.	9,917	99
*	Regional Management Corp.	3,807	98
*	PennyMac Financial Services Inc.	3,292	97
	Independent Bank Corp.	4,949	96
*	TriState Capital Holdings Inc.	4,864	96
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,428	95
	Seritage Growth Properties Class A	2,414	94
	HomeTrust Bancshares Inc.	3,708	94
	Meridian Bancorp Inc.	5,303	93
	Hingham Institution for Savings	501	90
	Silvercrest Asset Management Group Inc. Class A	6,753	88
	City Holding Co.	1,159	86
	Virtus Investment Partners Inc.	656	70
*	Siebert Financial Corp.	6,332	70
	United Fire Group Inc.	1,497	68
	Cambridge Bancorp	910	67
	GAMCO Investors Inc. Class A	3,748	66
	American Finance Trust Inc.	5,462	65
*	Baycom Corp.	2,889	64
	FedNat Holding Co.	4,992	61
	Eagle Bancorp Inc.	1,451	59

66

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	West Bancorporation Inc.	2,774	58
*	MBIA Inc.	6,143	55
	Greene County Bancorp Inc.	2,049	55
*	Coastal Financial Corp.	3,708	55
*	Elevate Credit Inc.	12,081	52
	United Community Financial Corp.	5,311	51
	Investar Holding Corp.	2,193	51
	Fidelity D&D Bancorp Inc.	871	48
	Marlin Business Services Corp.	2,212	48
	Hanmi Financial Corp.	2,636	47
	Central Pacific Financial Corp.	1,684	47
*	Esquire Financial Holdings Inc.	1,916	45
	Heritage Commerce Corp.	3,472	40
	Midland States Bancorp Inc.	1,544	40
	First Financial Corp.	953	39
	Global Indemnity Ltd.	1,254	32
*	Maui Land & Pineapple Co. Inc.	3,035	32
	Heritage Insurance Holdings Inc.	2,372	31
	PCSB Financial Corp.	1,529	30
*	Priority Technology Holdings Inc.	5,149	29
*	Avalon GloboCare Corp.	14,904	29
	Waterstone Financial Inc.	1,715	29
	Century Bancorp Inc. Class A	342	28
*	Malvern Bancorp Inc.	1,272	27
	State Auto Financial Corp.	834	27
	Investors Title Co.	173	26
	People’s Utah Bancorp	871	23
*	Entegra Financial Corp.	647	19
	Value Line Inc.	725	19
	Union Bankshares Inc.	705	19
	FS Bancorp Inc.	385	19
	CNB Financial Corp.	693	18
*	Atlantic Capital Bancshares Inc.	1,111	18
	Reliant Bancorp Inc.	639	15
	Northeast Bank	639	13
	Southern Missouri Bancorp Inc.	329	11
	GWG Holdings Inc.	1,140	11
	Unity Bancorp Inc.	518	10
	Safehold Inc.	341	10
	First Capital Inc.	167	10
*	Altisource Portfolio Solutions SA	443	9
*	Provident Bancorp Inc.	258	7
*	Bank7 Corp.	353	6
	Oak Valley Bancorp	312	5
	Griffin Industrial Realty Inc.	116	4
	Piper Jaffray Cos.	5	—
	Westwood Holdings Group Inc.	7	—
*	Ambac Financial Group Inc.	10	—
	Brightsphere Investment Group Inc.	17	—
	City Office REIT Inc.	11	—
	Urban Edge Properties	6	—
	Granite Point Mortgage Trust Inc.	5	—
	WSFS Financial Corp.	2	—
*	Equity Bancshares Inc. Class A	3	—
	Stewart Information Services Corp.	2	—
*	Republic First Bancorp Inc.	17	—
	CenterState Bank Corp.	3	—
*	Allegiance Bancshares Inc.	2	—
	Consolidated-Tomoka Land Co.	1	—
	United Insurance Holdings Corp.	5	—
	Kingstone Cos. Inc.	7	—
	Capstar Financial Holdings Inc.	3	—
*	Trinity Place Holdings Inc.	10	—
*	Donnelley Financial Solutions Inc.	3	—

67

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Cadence BanCorp Class A	1	—
*	On Deck Capital Inc.	3	—
			86,164
Health Care (27.5%)
*	Novocure Ltd.	67,601	6,142
*	Haemonetics Corp.	40,841	5,454
*	Repligen Corp.	37,802	3,508
*	Teladoc Health Inc.	56,916	3,294
*	HealthEquity Inc.	54,322	3,225
*	Amedisys Inc.	25,037	3,223
*	Tandem Diabetes Care Inc.	44,208	3,202
*	Globus Medical Inc.	60,714	3,101
*	Blueprint Medicines Corp.	38,920	2,984
*	Neogen Corp.	40,868	2,882
*	LHC Group Inc.	23,976	2,841
*	Spark Therapeutics Inc.	27,422	2,671
*	NuVasive Inc.	41,372	2,628
*	Arrowhead Pharmaceuticals Inc.	74,603	2,549
*	HMS Holdings Corp.	69,183	2,527
*	FibroGen Inc.	55,601	2,483
*	Ultragenyx Pharmaceutical Inc.	43,785	2,385
*	LivaNova plc	30,542	2,371
*	Omnicell Inc.	32,671	2,346
*	ACADIA Pharmaceuticals Inc.	83,965	2,322
	CONMED Corp.	21,749	2,192
*	AMN Healthcare Services Inc.	36,698	2,143
*	Wright Medical Group NV	100,567	2,097
*	PTC Therapeutics Inc.	45,842	2,043
	Ensign Group Inc.	40,314	2,012
*	Global Blood Therapeutics Inc.	43,416	1,996
*	Nevro Corp.	23,595	1,976
*	Iovance Biotherapeutics Inc.	91,389	1,920
*	MyoKardia Inc.	35,463	1,907
*	Halozyme Therapeutics Inc.	114,851	1,897
*	Amicus Therapeutics Inc.	184,977	1,829
*	Glaukos Corp.	28,410	1,827
*	Medpace Holdings Inc.	22,040	1,783
*	Quidel Corp.	28,265	1,782
*	NeoGenomics Inc.	69,828	1,744
*	Arena Pharmaceuticals Inc.	31,881	1,686
*	Invitae Corp.	69,132	1,677
*	Tenet Healthcare Corp.	76,689	1,660
*	Genomic Health Inc.	21,504	1,648
*	Mirati Therapeutics Inc.	19,921	1,633
*,^	Immunomedics Inc.	126,953	1,625
*	Emergent BioSolutions Inc.	36,574	1,602
*	Portola Pharmaceuticals Inc.	53,470	1,554
*	iRhythm Technologies Inc.	19,827	1,509
*	Merit Medical Systems Inc.	42,744	1,487
*	Natera Inc.	44,751	1,475
*	Zogenix Inc.	34,122	1,457
*	Select Medical Holdings Corp.	87,791	1,424
*	Xencor Inc.	37,753	1,407
*	Integer Holdings Corp.	19,026	1,377
	US Physical Therapy Inc.	10,037	1,340
*	Acceleron Pharma Inc.	29,602	1,329
*	Cardiovascular Systems Inc.	27,272	1,321
*	Intercept Pharmaceuticals Inc.	19,880	1,276
*	Allakos Inc.	13,858	1,226
*	Pacira BioSciences Inc.	32,439	1,208
*	Ironwood Pharmaceuticals Inc. Class A	123,174	1,147
*	Apellis Pharmaceuticals Inc.	38,692	1,126

*	Audentes Therapeutics Inc.	35,194	1,095
*	Heron Therapeutics Inc.	58,640	1,086

68

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	STAAR Surgical Co.	35,574	1,071
*	Supernus Pharmaceuticals Inc.	39,168	1,059
*	BioTelemetry Inc.	26,611	1,055
*	Biohaven Pharmaceutical Holding Co. Ltd.	26,651	1,044
*	Radius Health Inc.	35,841	1,014
*	Insmed Inc.	61,568	1,012
*	Momenta Pharmaceuticals Inc.	78,287	989
*	Veracyte Inc.	37,010	981
*	Editas Medicine Inc.	39,436	979
*	Corcept Therapeutics Inc.	76,843	969
*	Enanta Pharmaceuticals Inc.	13,631	962
*	R1 RCM Inc.	81,954	956
*	REGENXBIO Inc.	26,513	914
*	Tabula Rasa HealthCare Inc.	15,653	889
	Atrion Corp.	1,137	884
*,^	Allogene Therapeutics Inc.	30,815	839
*	AtriCure Inc.	29,484	808
*	Medicines Co.	18,514	777
*	CryoLife Inc.	28,964	776
*	Theravance Biopharma Inc.	35,162	775
*	Natus Medical Inc.	26,801	742
*	Addus HomeCare Corp.	8,386	738
*	Inspire Medical Systems Inc.	10,583	736
*	Tactile Systems Technology Inc.	14,425	728
*	Aerie Pharmaceuticals Inc.	33,549	727
*	Esperion Therapeutics Inc.	19,809	726
*	Aimmune Therapeutics Inc.	35,320	720
*	Sangamo Therapeutics Inc.	64,515	703
*	CareDx Inc.	30,772	702
*	Cambrex Corp.	11,570	693
*	Athenex Inc.	47,071	693
*,^	Omeros Corp.	37,093	686
*	Denali Therapeutics Inc.	38,100	686
*	Fate Therapeutics Inc.	41,564	678
*	Ra Pharmaceuticals Inc.	24,873	677
*	Inogen Inc.	14,504	673
*	AnaptysBio Inc.	16,451	669
*	Lantheus Holdings Inc.	30,318	660
*	ArQule Inc.	73,375	657
*	Amphastar Pharmaceuticals Inc.	28,593	642
*,^	ZIOPHARM Oncology Inc.	127,524	636
	National Research Corp.	9,565	612
*	NextGen Healthcare Inc.	42,997	611
*	Tricida Inc.	17,405	607
*	NanoString Technologies Inc.	23,745	605
*	CorVel Corp.	7,168	604
*	Magellan Health Inc.	9,561	602
*	Spectrum Pharmaceuticals Inc.	81,536	598
*	Innoviva Inc.	50,853	589
*	Codexis Inc.	41,999	589
*	Epizyme Inc.	45,193	586
*	Vanda Pharmaceuticals Inc.	41,537	585
*	G1 Therapeutics Inc.	16,045	582
*	Vericel Corp.	34,956	578
*	Madrigal Pharmaceuticals Inc.	6,228	577
*	Pacific Biosciences of California Inc.	103,288	573
*	Dicerna Pharmaceuticals Inc.	41,239	573
*	Cytokinetics Inc.	39,890	560
*	Orthofix Medical Inc.	10,878	553
*	Cara Therapeutics Inc.	23,518	551
*	Providence Service Corp.	9,292	522
*	Reata Pharmaceuticals Inc. Class A	6,752	521
*	Alder Biopharmaceuticals Inc.	58,072	520
*	Cerus Corp.	95,977	515

69

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	UroGen Pharma Ltd.	14,964	508
*	Axsome Therapeutics Inc.	19,430	494
*	Surmodics Inc.	10,500	494
*	Twist Bioscience Corp.	16,935	492
*	PetIQ Inc. Class A	15,134	479
*	Atara Biotherapeutics Inc.	35,390	478
*	Catalyst Pharmaceuticals Inc.	77,422	477
*	ANI Pharmaceuticals Inc.	7,277	477
*	RadNet Inc.	33,746	469
*	Coherus Biosciences Inc.	20,579	457
*	Adverum Biotechnologies Inc.	42,291	437
*	Deciphera Pharmaceuticals Inc.	11,958	434
*	Y-mAbs Therapeutics Inc.	16,325	434
*	Axogen Inc.	27,109	430
*	Antares Pharma Inc.	129,555	420
*	Eagle Pharmaceuticals Inc.	7,432	419
*	Retrophin Inc.	33,099	417
*	Rhythm Pharmaceuticals Inc.	18,447	415
*	Axonics Modulation Technologies Inc.	12,347	411
*,^	TherapeuticsMD Inc.	141,508	409
*,^	Accelerate Diagnostics Inc.	21,680	407
*	Intersect ENT Inc.	24,533	402
*	Karyopharm Therapeutics Inc.	46,296	400
*	Principia Biopharma Inc.	10,057	399
*	Heska Corp.	5,551	390
*	Stemline Therapeutics Inc.	31,680	377
*,^	Eidos Therapeutics Inc.	8,867	371
*	Homology Medicines Inc.	19,572	370
*	Arvinas Inc.	14,123	367
*	Flexion Therapeutics Inc.	27,476	362
	LeMaitre Vascular Inc.	11,204	355
*	Kura Oncology Inc.	23,178	352
*	TG Therapeutics Inc.	56,354	350
*	Voyager Therapeutics Inc.	19,316	345
*	Varex Imaging Corp.	12,978	342
*,^	WaVe Life Sciences Ltd.	14,412	331
*	Cymabay Therapeutics Inc.	55,673	330
	Phibro Animal Health Corp. Class A	15,418	318
*	Cutera Inc.	11,023	318
*	Krystal Biotech Inc.	7,060	318
*	CytomX Therapeutics Inc.	36,150	317
*	Revance Therapeutics Inc.	29,848	316
*	Corindus Vascular Robotics Inc.	73,892	314
*	Fluidigm Corp.	54,973	307
*	Syros Pharmaceuticals Inc.	27,934	306
*	Dermira Inc.	37,615	301
*	Collegium Pharmaceutical Inc.	25,972	301
*	Progenics Pharmaceuticals Inc.	67,098	295
*	Intellia Therapeutics Inc.	20,800	295
*	Avid Bioservices Inc.	41,119	284
*,^	MediciNova Inc.	32,492	281
*	Turning Point Therapeutics Inc.	5,123	279
*	BioDelivery Sciences International Inc.	64,069	275
*	Puma Biotechnology Inc.	24,748	266
*	BioSpecifics Technologies Corp.	4,823	266
*	Rocket Pharmaceuticals Inc.	24,121	262
*	GenMark Diagnostics Inc.	43,488	260
*,^	Rubius Therapeutics Inc.	27,995	260
*	MeiraGTx Holdings plc	12,538	254
*	MacroGenics Inc.	17,518	251
*,^	Corbus Pharmaceuticals Holdings Inc.	48,086	249
*	SI-BONE Inc.	12,635	246
*	Avrobio Inc.	12,318	240
*	Agenus Inc.	82,157	237

70

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Silk Road Medical Inc.	5,470	236
	Utah Medical Products Inc.	2,366	233
*	Xeris Pharmaceuticals Inc.	19,837	230
*	Kindred Biosciences Inc.	30,256	226
*	SIGA Technologies Inc.	44,403	223
*	OrthoPediatrics Corp.	6,892	222
*	Clovis Oncology Inc.	39,103	219
*	BioCryst Pharmaceuticals Inc.	73,352	219
*	Kadmon Holdings Inc.	102,244	219
*	ViewRay Inc.	55,420	218
*	Ligand Pharmaceuticals Inc.	2,398	218
*,^	Shockwave Medical Inc.	5,195	217
*	ChemoCentryx Inc.	31,993	213
*	Rigel Pharmaceuticals Inc.	124,688	211
*	Kodiak Sciences Inc.	19,095	210
*	Translate Bio Inc.	23,067	209
*,^	Akcea Therapeutics Inc.	9,766	206
*	Eiger BioPharmaceuticals Inc.	18,409	201
*,^	Sorrento Therapeutics Inc.	94,081	199
*	Albireo Pharma Inc.	8,107	198
*	Quanterix Corp.	7,476	197
*	Odonate Therapeutics Inc.	6,258	193
*,^	Dynavax Technologies Corp. Class A	45,724	189
*	Syneos Health Inc.	3,574	188
*	Amneal Pharmaceuticals Inc.	73,592	188
*	Recro Pharma Inc.	15,587	183
*	Accuray Inc.	68,213	183
*	Gossamer Bio Inc.	8,451	177
*,^	Zynerba Pharmaceuticals Inc.	16,329	175
*	Pfenex Inc.	23,419	172
*	Joint Corp.	10,252	172
*	ImmunoGen Inc.	62,762	171
*	Pieris Pharmaceuticals Inc.	36,337	169
*	Cyclerion Therapeutics Inc.	17,612	167
*,^	MannKind Corp.	147,276	162
*,^	Inovio Pharmaceuticals Inc.	73,721	159
*	Magenta Therapeutics Inc.	15,292	158
*	Myriad Genetics Inc.	6,668	157
*	La Jolla Pharmaceutical Co.	16,268	156
*	OptimizeRx Corp.	9,410	154
*,^	Evolus Inc.	8,710	150
*,^	Optinose Inc.	19,588	150
*	Intra-Cellular Therapies Inc.	17,320	148
*,^	Beyondspring Inc.	8,026	145
*	Palatin Technologies Inc.	158,861	143
*	KalVista Pharmaceuticals Inc.	9,162	143
*,^	CorMedix Inc.	18,508	142
*	Minerva Neurosciences Inc.	19,717	141
*	Crinetics Pharmaceuticals Inc.	8,671	138
*	Athersys Inc.	100,539	134
*,^	CEL-SCI Corp.	18,522	133
*	Syndax Pharmaceuticals Inc.	15,786	133
*,^	Ocular Therapeutix Inc.	30,791	132
*	Scholar Rock Holding Corp.	12,173	129
*	Alector Inc.	7,713	127
*	ChromaDex Corp.	31,162	122
*	CASI Pharmaceuticals Inc.	36,647	119
*	IntriCon Corp.	6,754	118
*	Cue Biopharma Inc.	14,018	115
*	Misonix Inc.	5,833	114
*	Castlight Health Inc. Class B	79,057	111
*	Pulse Biosciences Inc.	9,288	111
*	Alphatec Holdings Inc.	21,203	111
*,^	Marker Therapeutics Inc.	21,283	110

71

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Neuronetics Inc.	10,302	110
*	XBiotech Inc.	13,116	110
*,^	Zynex Inc.	12,226	109
*	Affimed NV	39,236	109
*	BioLife Solutions Inc.	5,244	109
*	CytoSorbents Corp.	24,132	108
*	Conformis Inc.	50,164	107
*	TransMedics Group Inc.	4,447	107
*	Chiasma Inc.	20,453	106
*	Sientra Inc.	15,385	105
*,^	Rockwell Medical Inc.	40,412	103
*	Forty Seven Inc.	12,972	98
*	Synthorx Inc.	5,489	98
*	Eloxx Pharmaceuticals Inc.	15,740	98
*	Apollo Medical Holdings Inc.	4,958	97
*	Protagonist Therapeutics Inc.	7,427	97
*	Dova Pharmaceuticals Inc.	6,416	96
*	Replimune Group Inc.	9,108	95
*	PhaseBio Pharmaceuticals Inc.	10,873	94
*	Avedro Inc.	3,967	93
*,^	TransEnterix Inc.	100,371	92
*	MEI Pharma Inc.	53,514	92
*,^	Paratek Pharmaceuticals Inc.	24,436	91
*	Kiniksa Pharmaceuticals Ltd. Class A	10,297	91
*	UNITY Biotechnology Inc.	14,797	90
*	NGM Biopharmaceuticals Inc.	5,025	89
*,^	Anavex Life Sciences Corp.	33,718	89
*	GlycoMimetics Inc.	26,553	88
*	ADMA Biologics Inc.	19,431	87
*,^	BioSig Technologies Inc.	12,311	87
*	Mustang Bio Inc.	21,863	86
*	Hanger Inc.	4,553	86
*	Cellular Biomedicine Group Inc.	6,936	86
*,^	Senseonics Holdings Inc.	83,865	86
*	Celcuity Inc.	4,726	85
*,^	Galectin Therapeutics Inc.	25,321	84
*,^	Intrexon Corp.	14,428	84
*	Constellation Pharmaceuticals Inc.	10,777	78
*,^	Catasys Inc.	5,544	78
*	NextCure Inc.	2,154	75
*	X4 Pharmaceuticals Inc.	5,483	70
*	Genesis Healthcare Inc.	64,030	69
*	Seres Therapeutics Inc.	16,699	67
*	iRadimed Corp.	3,469	67
*	LogicBio Therapeutics Inc.	6,563	66
*	Precision BioSciences Inc.	7,197	61
*	Savara Inc.	26,441	60
*	Aduro Biotech Inc.	46,205	57
*	Checkpoint Therapeutics Inc.	18,097	57
*	Aldeyra Therapeutics Inc.	12,665	56
*	Evofem Biosciences Inc.	10,558	56
*	Cerecor Inc.	16,857	55
*	Tyme Technologies Inc.	46,372	54
*	Tocagen Inc.	16,664	54
*	EyePoint Pharmaceuticals Inc.	31,836	48
*,^	AcelRx Pharmaceuticals Inc.	20,407	48
*	Gritstone Oncology Inc.	4,685	47
*	Bioxcel Therapeutics Inc.	4,755	47
*	AgeX Therapeutics Inc.	16,697	45
*	Calyxt Inc.	7,316	45
*	Millendo Therapeutics Inc.	7,379	45
*	Marinus Pharmaceuticals Inc.	38,810	45
*	Vapotherm Inc.	3,754	44
*,^	Lexicon Pharmaceuticals Inc.	32,596	43

72

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Liquidia Technologies Inc.	10,546	43
*	Molecular Templates Inc.	8,505	43
*,^	Cortexyme Inc.	2,155	43
*,^	Novavax Inc.	7,127	43
*	Cross Country Healthcare Inc.	4,131	42
*	Verrica Pharmaceuticals Inc.	4,204	42
*	Option Care Health Inc.	11,612	41
*	American Renal Associates Holdings Inc.	6,053	38
*	Kaleido Biosciences Inc.	3,970	37
*,^	Organogenesis Holdings Inc.	9,018	37
*	Kala Pharmaceuticals Inc.	8,796	36
*	Viking Therapeutics Inc.	5,046	35
*	VBI Vaccines Inc.	57,076	35
*	Oncocyte Corp.	16,878	33
	Meridian Bioscience Inc.	2,801	26
*	Harpoon Therapeutics Inc.	1,751	25
*	Apyx Medical Corp.	3,383	24
*	Akorn Inc.	8,254	24
*	Endo International plc	9,656	23
*	Aeglea BioTherapeutics Inc.	2,847	22
*,^	Soliton Inc.	1,722	21
*	Assembly Biosciences Inc.	1,793	20
*	Solid Biosciences Inc.	1,937	16
*	Hookipa Pharma Inc.	1,853	16
*	Calithera Biosciences Inc.	3,649	14
*	Sutro Biopharma Inc.	1,612	13
*	Evelo Biosciences Inc.	2,105	12
*	resTORbio Inc.	1,198	12
*	Acer Therapeutics Inc.	3,953	11
*	Surgery Partners Inc.	1,509	10
*	Axcella Health Inc.	1,294	9
*	Enochian Biosciences Inc.	1,670	8
*	Spero Therapeutics Inc.	329	3
*	Kezar Life Sciences Inc.	662	2
*,^,§	Oncternal Therapeutics Inc. CVR	530	1
^,§	Synergy Pharmaceuticals Inc.	124,654	1
	Luminex Corp.	12	—
*	FONAR Corp.	9	—
*	OraSure Technologies Inc.	27	—
*	Horizon Therapeutics plc	6	—
*	Durect Corp.	93	—
*	Oxford Immunotec Global plc	11	—
*	Neos Therapeutics Inc.	74	—
*	RTI Surgical Holdings Inc.	38	—
*	Nuvectra Corp.	56	—
*	Medidata Solutions Inc.	1	—
*	Clearside Biomedical Inc.	136	—
*	Capital Senior Living Corp.	17	—
*	Endologix Inc.	14	—
*	Teligent Inc.	77	—
*	Helius Medical Technologies Inc. Class A	36	—
*	Aquestive Therapeutics Inc.	18	—
*	Osmotica Pharmaceuticals plc	22	—
	Computer Programs & Systems Inc.	3	—
*	Tivity Health Inc.	3	—
*	Adamas Pharmaceuticals Inc.	8	—
*	Sienna Biopharmaceuticals Inc.	67	—
*	Allscripts Healthcare Solutions Inc.	5	—
*	Zomedica Pharmaceuticals Corp.	119	—
*	Aptinyx Inc.	11	—
*	Assertio Therapeutics Inc.	25	—
*	Akebia Therapeutics Inc.	8	—
*	ElectroCore Inc.	17	—
*	Quorum Health Corp.	31	—

73

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	T2 Biosystems Inc.	22	—
*	Aclaris Therapeutics Inc.	28	—
*	Proteostasis Therapeutics Inc.	37	—
*	Organovo Holdings Inc.	107	—
*	Corvus Pharmaceuticals Inc.	8	—
*	Innovate Biopharmaceuticals Inc.	31	—
*	Ovid therapeutics Inc.	15	—
*	PolarityTE Inc.	6	—
*	Verastem Inc.	16	—
*	Enzo Biochem Inc.	6	—
*	Bellicum Pharmaceuticals Inc.	16	—
*	Zafgen Inc.	21	—
*	Unum Therapeutics Inc.	5	—
*	Ampio Pharmaceuticals Inc.	19	—
*	Selecta Biosciences Inc.	5	—
*	Arbutus Biopharma Corp.	6	—
*	Abeona Therapeutics Inc.	5	—
*	Spring Bank Pharmaceuticals Inc.	2	—
*	Acorda Therapeutics Inc.	2	—
*	AVEO Pharmaceuticals Inc.	9	—
*	Neon Therapeutics Inc.	2	—
*	Allena Pharmaceuticals Inc.	1	—
*	Surface Oncology Inc.	2	—
*	Cohbar Inc.	3	—
*	CTI BioPharma Corp.	3	—
*	Fortress Biotech Inc.	1	—
			212,972
Materials & Processing (6.5%)
*	Trex Co. Inc.	46,891	4,011
*	RBC Bearings Inc.	19,358	3,088
	Cabot Microelectronics Corp.	23,156	2,886
*	Ingevity Corp.	33,584	2,558
	Simpson Manufacturing Co. Inc.	35,715	2,293
	Balchem Corp.	25,652	2,278
	PolyOne Corp.	58,562	1,875
	Quaker Chemical Corp.	10,464	1,662
*	Builders FirstSource Inc.	84,733	1,648
	Universal Forest Products Inc.	42,133	1,647
	AAON Inc.	32,775	1,572
	Innospec Inc.	16,750	1,393
	Compass Minerals International Inc.	27,261	1,356
	HB Fuller Co.	30,344	1,293
	Sensient Technologies Corp.	17,865	1,167
	Comfort Systems USA Inc.	29,064	1,124
*	Installed Building Products Inc.	18,104	1,030
*	Masonite International Corp.	18,714	999
*	Novagold Resources Inc.	129,084	960
	Advanced Drainage Systems Inc.	28,896	907
*	JELD-WEN Holding Inc.	48,231	833
	Mueller Water Products Inc. Class A	74,297	777
*	GCP Applied Technologies Inc.	43,384	761
	Neenah Inc.	11,020	703
	Apogee Enterprises Inc.	17,608	650
	Mueller Industries Inc.	24,182	638
	Chase Corp.	5,827	584
	Kaiser Aluminum Corp.	6,589	583
*	Ferro Corp.	52,751	538
*	US Concrete Inc.	12,714	515
	DMC Global Inc.	11,501	500
	Myers Industries Inc.	28,308	476
	Interface Inc. Class A	42,571	470
	Orion Engineered Carbons SA	31,906	444

*	Patrick Industries Inc.	11,981	433
	Materion Corp.	6,633	390

74

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	PGT Innovations Inc.	22,286	357
*	OMNOVA Solutions Inc.	35,100	353
*	Summit Materials Inc. Class A	16,571	348
*	GMS Inc.	11,551	340
*	Continental Building Products Inc.	13,329	335
	Louisiana-Pacific Corp.	13,902	334
*	Beacon Roofing Supply Inc.	10,249	327
*	Koppers Holdings Inc.	10,834	287
^	Cleveland-Cliffs Inc.	33,803	268
	Tronox Holdings plc Class A	35,350	263
	Worthington Industries Inc.	6,908	240
*	AK Steel Holding Corp.	110,688	239
*	Rexnord Corp.	8,681	227
	Boise Cascade Co.	7,215	227
	Omega Flex Inc.	2,366	199
*	Kraton Corp.	6,960	191
	Stepan Co.	1,753	167
*,^	Uranium Energy Corp.	146,682	137
*	Lawson Products Inc.	3,280	120
*,^	Forterra Inc.	15,332	92
*	Ryerson Holding Corp.	11,877	82
*	MRC Global Inc.	5,810	73
*	Foundation Building Materials Inc.	3,608	62
*	Marrone Bio Innovations Inc.	36,562	50
*	UFP Technologies Inc.	546	23
*	Verso Corp.	2,051	21
*,^	Amyris Inc.	3,500	13
*	LB Foster Co. Class A	505	10
	United States Lime & Minerals Inc.	130	10
	Valhi Inc.	1,394	3
	Schweitzer-Mauduit International Inc.	9	—
	Innophos Holdings Inc.	7	—
	Greif Inc. Class B	4	—
	US Silica Holdings Inc.	10	—
*	AdvanSix Inc.	4	—
*	BlueLinx Holdings Inc.	3	—
*	Livent Corp.	11	—
	Insteel Industries Inc.	3	—
	Trinseo SA	1	—
	Gold Resource Corp.	9	—
*	Armstrong Flooring Inc.	4	—
*	BMC Stock Holdings Inc.	1	—
*	Coeur Mining Inc.	4	—
	Hecla Mining Co.	8	—
*	Cornerstone Building Brands Inc.	2	—
			50,440
Other (0.1%)[2]
*	Adaptive Biotechnologies Corp.	894	45
*	Health Catalyst Inc.	1,123	45
*	Dynatrace Inc.	1,428	33
*	Livongo Health Inc.	1,066	33
*	Avantor Inc.	1,834	32
*	Change Healthcare Inc.	2,255	32
*	Medallia Inc.	856	31
*	Stoke Therapeutics Inc.	808	30
*	Atreca Inc.	1,252	24
*	Phreesia Inc.	890	24
*	Assetmark Financial Holdings Inc.	718	20
*,^,§	Tobira Therapeutics CVR Exp. 12/31/2028	3,989	18
*	Bridgebio Pharma Inc.	587	18
*	Sunnova Energy International Inc.	1,576	17
*	Castle Biosciences Inc.	550	15

*	Grocery Outlet Holding Corp.	351	14
*	Crowdstrike Holdings Inc. Class A	155	13

75

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Morphic Holding Inc.	647	12
*	Chewy Inc.	355	12
*	Kura Sushi USA Inc. Class A	451	11
*	Karuna Therapeutics Inc.	537	11
*	Personalis Inc.	525	10
*	Fastly Inc. Class A	303	10
*	RealReal Inc.	697	9
*,§	A Schulman Inc. CVR	19,599	8
*	Mirum Pharmaceuticals Inc.	660	8
*	Prevail Therapeutics Inc.	626	7
*	Revolve Group Inc.	309	7
*	Akero Therapeutics Inc.	241	7
*,§	Corium CVR	17,631	3
*	Ideaya Biosciences Inc.	281	2
*,§	Omthera Pharmaceuticals Inc. CVR	2,001	1
*,§	NewStar Financial Inc. CVR	2,203	1
	Tradeweb Markets Inc. Class A	8	—
*,§	Clinical Data CVR	367	—
			563
Producer Durables (16.2%)
	MAXIMUS Inc.	50,687	3,900
*	Generac Holdings Inc.	48,778	3,804
	Tetra Tech Inc.	43,534	3,531
	Insperity Inc.	30,911	3,062
*	MasTec Inc.	47,914	3,012
	Brink’s Co.	39,844	2,998
	MSA Safety Inc.	28,172	2,976
	Exponent Inc.	41,285	2,927
	EMCOR Group Inc.	33,393	2,920
*	Axon Enterprise Inc.	46,579	2,793
	John Bean Technologies Corp.	24,917	2,550
*	TopBuild Corp.	27,041	2,505
*	TriNet Group Inc.	35,678	2,395
*	ASGN Inc.	35,670	2,228
*	Aerojet Rocketdyne Holdings Inc.	40,945	2,139
*	Proto Labs Inc.	21,509	2,038
	Herman Miller Inc.	46,966	1,986
*	Itron Inc.	27,352	1,900
	Albany International Corp. Class A	23,058	1,896
*	ExlService Holdings Inc.	26,740	1,810
	Moog Inc. Class A	22,268	1,809
*	Chart Industries Inc.	28,269	1,776
*	Advanced Disposal Services Inc.	54,465	1,766
	Korn Ferry	45,009	1,759
	Applied Industrial Technologies Inc.	30,591	1,633
*	Welbilt Inc.	103,549	1,630
	Covanta Holding Corp.	94,237	1,621
*	Casella Waste Systems Inc. Class A	35,550	1,618
*	Spirit Airlines Inc.	42,920	1,611
	Franklin Electric Co. Inc.	34,936	1,602
*	Advanced Energy Industries Inc.	30,370	1,568
	Brady Corp. Class A	31,266	1,476
	Allegiant Travel Co. Class A	10,366	1,472
	ESCO Technologies Inc.	19,185	1,461
*	Kratos Defense & Security Solutions Inc.	71,959	1,437
	Forward Air Corp.	22,797	1,420
*	OSI Systems Inc.	13,282	1,395
	Healthcare Services Group Inc.	59,364	1,339
	Federal Signal Corp.	44,951	1,335
	EnerSys	22,530	1,262
	Badger Meter Inc.	22,839	1,178
	Watts Water Technologies Inc. Class A	12,477	1,143

*	Harsco Corp.	63,608	1,139
*	SPX Corp.	28,473	1,081

76

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Atkore International Group Inc.	36,955	1,072
	US Ecology Inc.	17,644	1,069
*	Saia Inc.	12,415	1,062
	Helios Technologies Inc.	23,348	999
	Tennant Co.	14,402	985
	Terex Corp.	38,288	951
*	Air Transport Services Group Inc.	46,807	946
*	Evoqua Water Technologies Corp.	59,964	927
	Hillenbrand Inc.	32,925	903
*	AeroVironment Inc.	16,915	872
*	Dycom Industries Inc.	19,441	865
	Knoll Inc.	36,679	846
	HNI Corp.	27,061	844
	McGrath RentCorp	13,093	838
	Raven Industries Inc.	28,509	832
	CSW Industrials Inc.	11,810	806
	Alamo Group Inc.	6,703	765
	ICF International Inc.	8,966	759
	Douglas Dynamics Inc.	17,979	751
	Kadant Inc.	8,726	718
*	FARO Technologies Inc.	12,942	637
	Mesa Laboratories Inc.	2,715	601
	Kforce Inc.	17,983	585
	TTEC Holdings Inc.	11,419	536
*	Astronics Corp.	19,263	530
*	NV5 Global Inc.	8,102	500
	Barrett Business Services Inc.	5,724	499
	Actuant Corp. Class A	21,783	484
	H&E Equipment Services Inc.	19,794	481
*	CryoPort Inc.	21,664	471
	Primoris Services Corp.	24,018	469
*	Great Lakes Dredge & Dock Corp.	43,183	468
*	Vicor Corp.	14,249	434
	Kimball International Inc. Class B	24,641	432
	Argan Inc.	10,024	414
*,^	Plug Power Inc.	183,918	399
*	WillScot Corp. Class A	27,863	389
	Mobile Mini Inc.	11,831	370
*	MYR Group Inc.	12,861	369
	Columbus McKinnon Corp.	11,152	361
*	Napco Security Technologies Inc.	9,320	321
	Luxfer Holdings plc	20,096	316
*	FTI Consulting Inc.	2,766	299
	Forrester Research Inc.	8,557	298
*	Energy Recovery Inc.	30,072	291
*	Willdan Group Inc.	7,994	289
	Hackett Group Inc.	17,886	288
	MTS Systems Corp.	4,860	276
	GasLog Ltd.	21,815	268
	Lindsay Corp.	3,038	268
	Cubic Corp.	3,858	267
	AZZ Inc.	6,287	259
	Spartan Motors Inc.	20,398	257
	Steelcase Inc. Class A	16,513	256
	Pitney Bowes Inc.	71,154	253
*	Heritage-Crystal Clean Inc.	8,360	205
	Barnes Group Inc.	4,507	202
	Triumph Group Inc.	9,666	201
*	Vishay Precision Group Inc.	6,262	196
	Allied Motion Technologies Inc.	5,678	183
	Kaman Corp.	3,088	180
*	Target Hospitality Corp.	25,937	158
	Granite Construction Inc.	5,490	156
*	Thermon Group Holdings Inc.	7,104	155

77

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Systemax Inc.	7,618	153
*	Radiant Logistics Inc.	30,687	150
	Advanced Emissions Solutions Inc.	11,494	145
	Universal Logistics Holdings Inc.	6,741	141
*	Huron Consulting Group Inc.	2,166	133
	Resources Connection Inc.	7,689	127
*	Transcat Inc.	5,354	124
*	Wesco Aircraft Holdings Inc.	11,050	122
*	Blue Bird Corp.	6,177	113
	EVI Industries Inc.	3,567	106
	Deluxe Corp.	2,059	95
	EnPro Industries Inc.	1,439	90
*,^	NRC Group Holdings Corp.	7,452	87
*	PRGX Global Inc.	16,009	86
	Gorman-Rupp Co.	2,822	84
*,^	Energous Corp.	21,864	80
	CRA International Inc.	1,728	67
*	Mayville Engineering Co. Inc.	4,953	65
	BG Staffing Inc.	3,346	63
*	PAM Transportation Services Inc.	1,079	62
*	Ducommun Inc.	1,452	60
*	Construction Partners Inc. Class A	3,621	60
*	Herc Holdings Inc.	1,399	58
*	IES Holdings Inc.	3,018	57
	Scorpio Bulkers Inc.	7,817	49
*	Sterling Construction Co. Inc.	4,399	49
*	Mesa Air Group Inc.	7,216	47
*	Dorian LPG Ltd.	4,408	46
	REV Group Inc.	3,542	46
	Heidrick & Struggles International Inc.	1,584	42
	Heartland Express Inc.	1,783	37
*	Exela Technologies Inc.	29,903	34
*	American Superconductor Corp.	4,471	34
*	General Finance Corp.	3,831	32
*	Ardmore Shipping Corp.	4,956	31
*	Mistras Group Inc.	2,011	29
*,^	Wrap Technologies Inc.	5,968	25
	Miller Industries Inc.	625	20
	VSE Corp.	514	16
*	Gencor Industries Inc.	1,136	13
*	CECO Environmental Corp.	1,566	11
	Graham Corp.	464	9
*	Willis Lease Finance Corp.	138	9
	UniFirst Corp.	1	—
*	Orion Group Holdings Inc.	36	—
	Astec Industries Inc.	5	—
*	Team Inc.	7	—
*	ServiceSource International Inc.	121	—
*	Information Services Group Inc.	39	—
*	InnerWorkings Inc.	24	—
*	TrueBlue Inc.	5	—
*	Arlo Technologies Inc.	23	—
	Standex International Corp.	1	—
*	PFSweb Inc.	31	—
*	Manitex International Inc.	10	—
*	Milacron Holdings Corp.	3	—
*	Lydall Inc.	2	—
	Rush Enterprises Inc. Class B	1	—
	Rush Enterprises Inc. Class A	1	—
*	Modine Manufacturing Co.	3	—
*	Navistar International Corp.	1	—
*	Charah Solutions Inc.	4	—
			124,889

78

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Technology (16.9%)
	Science Applications International Corp.	47,339	4,166
*	Silicon Laboratories Inc.	34,293	3,738
*	Mercury Systems Inc.	42,578	3,646
	Blackbaud Inc.	39,003	3,548
*	Five9 Inc.	46,893	2,964
*	Q2 Holdings Inc.	31,927	2,872
*	Verint Systems Inc.	49,428	2,634
*	ACI Worldwide Inc.	87,125	2,595
*	Viavi Solutions Inc.	183,129	2,544
*	Cornerstone OnDemand Inc.	44,644	2,329
*	Everbridge Inc.	25,986	2,240
*	Inphi Corp.	35,817	2,192
*	Envestnet Inc.	38,049	2,177
*	Qualys Inc.	27,094	2,157
*	Rapid7 Inc.	38,347	2,059
*	Semtech Corp.	48,198	2,023
*	Yelp Inc. Class A	60,147	2,015
*	Novanta Inc.	26,837	2,013
	Power Integrations Inc.	22,578	2,010
*	Lattice Semiconductor Corp.	99,437	1,958
*	Rogers Corp.	14,745	1,952
*	LivePerson Inc.	48,561	1,930
*	Cargurus Inc.	59,147	1,929
*	Acacia Communications Inc.	29,870	1,883
*	PROS Holdings Inc.	26,241	1,864
*	Blackline Inc.	34,114	1,737
*	II-VI Inc.	45,809	1,718
*	Box Inc.	114,357	1,673
	Brooks Automation Inc.	49,113	1,637
*	Varonis Systems Inc.	23,658	1,616
*	SailPoint Technologies Holding Inc.	68,483	1,543
*,^	Appian Corp. Class A	24,900	1,481
*	SPS Commerce Inc.	28,679	1,449
	CSG Systems International Inc.	26,266	1,415
*	Bottomline Technologies DE Inc.	34,217	1,411
*	Alarm.com Holdings Inc.	29,339	1,396
*,^	iRobot Corp.	21,894	1,353
*	Fabrinet	26,760	1,351
*	Workiva Inc. Class A	28,007	1,347
	Progress Software Corp.	35,522	1,342
	InterDigital Inc.	25,370	1,247
*	Appfolio Inc.	12,246	1,210
*	CommVault Systems Inc.	27,336	1,186
*	Yext Inc.	74,242	1,171
*	Carbon Black Inc.	44,602	1,164
*	ForeScout Technologies Inc.	32,469	1,163
*	SVMK Inc.	67,063	1,123
*	Verra Mobility Corp. Class A	78,769	1,096
	NIC Inc.	52,585	1,095
*	Altair Engineering Inc. Class A	30,854	1,060
*	MaxLinear Inc.	52,161	1,034
*	Zuora Inc. Class A	68,298	1,028
*	Cray Inc.	27,644	966
*	Inovalon Holdings Inc. Class A	56,364	954
*	Perficient Inc.	25,642	945
*	MicroStrategy Inc. Class A	6,572	942
*	Bandwidth Inc. Class A	10,672	930
*	Groupon Inc. Class A	361,780	897
*	Virtusa Corp.	22,845	826
	Plantronics Inc.	26,543	825
*	ePlus Inc.	9,348	764
*	Model N Inc.	25,868	741
*	Upland Software Inc.	17,856	678

79

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Tenable Holdings Inc.	29,405	670
	Ebix Inc.	18,475	654
*	Upwork Inc.	43,627	631
*	Blucora Inc.	27,552	622
*	Extreme Networks Inc.	92,947	621
*	Benefitfocus Inc.	23,748	620
*	Ambarella Inc.	10,159	568
*	Vocera Communications Inc.	24,519	563
*	MobileIron Inc.	76,261	526
*	Eventbrite Inc. Class A	29,149	509
*	Parsons Corp.	14,891	507
*	Cision Ltd.	72,753	503
*	CEVA Inc.	15,943	501
*	Insight Enterprises Inc.	10,392	499
*	Digital Turbine Inc.	62,107	473
*	TechTarget Inc.	18,181	432
*	Impinj Inc.	11,830	430
*	Glu Mobile Inc.	92,050	409
*	USA Technologies Inc.	47,337	390
*	Agilysys Inc.	14,205	387
*	Tucows Inc. Class A	7,581	382
*	Loral Space & Communications Inc.	10,323	382
*	Brightcove Inc.	30,205	372
*	Sanmina Corp.	12,368	357
*	Diebold Nixdorf Inc.	31,693	355
*	Telaria Inc.	34,831	348
	Simulations Plus Inc.	9,549	345
*	Domo Inc.	13,845	344
*	Digimarc Corp.	8,655	342
*	nLight Inc.	25,972	336
*	Carbonite Inc.	26,455	319
*	Zix Corp.	42,660	314
*	A10 Networks Inc.	45,050	313
*	Mitek Systems Inc.	29,757	302
*	Aquantia Corp.	22,665	299
	Monotype Imaging Holdings Inc.	15,059	297
*,^	Intelligent Systems Corp.	5,498	291
*	Endurance International Group Holdings Inc.	57,616	290
*	Diodes Inc.	7,928	290
*	Anterix Inc.	7,439	288
*	TrueCar Inc.	71,369	283
*	Rubicon Project Inc.	26,062	267
*	OneSpan Inc.	18,972	256
*,^	GTT Communications Inc.	26,799	255
*,^	VirnetX Holding Corp.	47,737	251
	NVE Corp.	3,617	232
*,^	PAR Technology Corp.	9,084	210
*	PlayAGS Inc.	21,324	208
	Perspecta Inc.	7,891	205
	American Software Inc. Class A	12,950	204
*	Ooma Inc.	15,395	192
*	Adesto Technologies Corp.	18,086	184
*	ChannelAdvisor Corp.	21,080	181
	QAD Inc. Class A	4,456	181
*	Unisys Corp.	27,577	180
*	Plexus Corp.	3,128	179
*	PCM Inc.	5,049	177
*	ShotSpotter Inc.	6,301	172
*	Nanometrics Inc.	6,129	167
*	Avid Technology Inc.	21,976	164
*	EverQuote Inc. Class A	6,661	149
*,^	Akoustis Technologies Inc.	19,728	144
	Xperi Corp.	7,809	143
*	Telenav Inc.	12,460	141

80

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Casa Systems Inc.	22,496	130
*	Meet Group Inc.	36,483	126
*	Iteris Inc.	22,175	121
*	eGain Corp.	16,008	115
*	Calix Inc.	18,660	112
	Presidio Inc.	6,278	101
*	Clearfield Inc.	8,793	94
	AstroNova Inc.	5,370	88
*	Evolent Health Inc. Class A	12,836	88
*	Limelight Networks Inc.	35,287	86
*	DSP Group Inc.	6,130	85
*	Cloudera Inc.	11,881	85
*	Ichor Holdings Ltd.	3,846	82
*	Airgain Inc.	7,271	82
*,^	Pareteum Corp.	37,705	81
*	SharpSpring Inc.	6,730	78
*	Rimini Street Inc.	15,482	74
*	FormFactor Inc.	4,190	72
*	Rudolph Technologies Inc.	3,245	71
*,^	Ideanomics Inc.	37,389	60
*	Travelzoo	4,409	52
*	Majesco	6,212	52
*	DASAN Zhone Solutions Inc.	4,495	48
*	Leaf Group Ltd.	10,601	44
*	Coda Octopus Group Inc.	3,636	32
*	PDF Solutions Inc.	1,955	23
*	Sonim Technologies Inc.	2,832	21
*	Kimball Electronics Inc.	1,221	16
*	SecureWorks Corp. Class A	738	9
*	KVH Industries Inc.	746	7
*	Phunware Inc.	3,402	5
	Methode Electronics Inc.	5	—
*	Immersion Corp.	19	—
	Park Aerospace Corp.	7	—
*	LiveRamp Holdings Inc.	2	—
*	CalAmp Corp.	7	—
*	Synaptics Inc.	2	—
*	3D Systems Corp.	9	—
*	Lumentum Holdings Inc.	1	—
*	Internap Corp.	23	—
*	Applied Optoelectronics Inc.	5	—
*	Asure Software Inc.	4	—
*	Veritone Inc.	4	—
*	Kopin Corp.	19	—
*	Remark Holdings Inc.	2	—
			130,898
Utilities (3.1%)
	j2 Global Inc.	37,203	3,147
	American States Water Co.	29,269	2,708
	Cogent Communications Holdings Inc.	33,490	2,039
	California Water Service Group	36,130	2,039
*	8x8 Inc.	74,767	1,818
*	Vonage Holdings Corp.	122,228	1,616
	Shenandoah Telecommunications Co.	38,297	1,208
	Chesapeake Utilities Corp.	12,701	1,201
	SJW Group	13,701	936
	Ormat Technologies Inc.	11,324	841
	MGE Energy Inc.	10,036	761
	Otter Tail Corp.	13,824	700
	Connecticut Water Service Inc.	9,631	676
	Middlesex Water Co.	10,969	670
*	Boingo Wireless Inc.	34,627	446
	Southwest Gas Holdings Inc.	4,789	437
	El Paso Electric Co.	5,508	367

81

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	York Water Co.	9,397	351
	South Jersey Industries Inc.	10,359	335
	Northwest Natural Holding Co.	3,326	237
	New Jersey Resources Corp.	4,840	221
*	ORBCOMM Inc.	47,096	217
*,^	Gogo Inc.	43,126	173
*	Pure Cycle Corp.	13,443	146
*	Atlantic Power Corp.	52,642	121
	Global Water Resources Inc.	9,625	115
^	Spark Energy Inc. Class A	9,042	86
*	IDT Corp. Class B	9,666	85
	Genie Energy Ltd. Class B	4,504	32
*	AquaVenture Holdings Ltd.	1,383	24
			23,753
Total Common Stocks (Cost $703,001)			772,185

		Coupon
Temporary Cash Investment (2.7%)[1]
Money Market Fund (2.7%)
3,4	Vanguard Market Liquidity Fund (Cost $20,937)	2.249%	209,372	20,939
Total Investments (102.6%) (Cost $723,938)				793,124
Other Assets and Liabilities—Net (-2.6%)[4,5]				(19,878)
Net Assets (100%)				773,246

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,658,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 2.5%, respectively, of net assets.

2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $18,353,000 of collateral received for securities on loan.
5	Cash of $72,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

82

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18510 102019

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (14.8%)
*	Amazon.com Inc.	18,934	33,632
	Home Depot Inc.	50,462	11,501
	Walt Disney Co.	79,925	10,970
	Comcast Corp. Class A	206,176	9,125
	McDonald’s Corp.	35,128	7,657
	Walmart Inc.	64,288	7,346
	Costco Wholesale Corp.	20,114	5,929
*	Netflix Inc.	19,280	5,663
	Starbucks Corp.	55,430	5,352
	NIKE Inc. Class B	56,472	4,772
	Lowe’s Cos. Inc.	36,486	4,094
*	Booking Holdings Inc.	1,977	3,888
	TJX Cos. Inc.	55,591	3,056
*	Charter Communications Inc. Class A	7,305	2,992
	Target Corp.	22,812	2,442
	General Motors Co.	56,795	2,106
	Estee Lauder Cos. Inc. Class A	9,825	1,945
	Dollar General Corp.	11,867	1,852
	Ross Stores Inc.	16,457	1,745
	Ford Motor Co.	178,938	1,641
	Yum! Brands Inc.	14,006	1,636
	Marriott International Inc. Class A	12,691	1,600
	eBay Inc.	37,738	1,520
*,^	Tesla Inc.	6,431	1,451
*	O’Reilly Automotive Inc.	3,526	1,353
*	AutoZone Inc.	1,133	1,248
	Hilton Worldwide Holdings Inc.	13,139	1,214
	VF Corp.	14,066	1,153
*	Dollar Tree Inc.	10,781	1,095
*	Lululemon Athletica Inc.	5,394	996
*	Chipotle Mexican Grill Inc. Class A	1,169	980
	Aptiv plc	11,775	979
	Las Vegas Sands Corp.	15,575	864
	Expedia Group Inc.	6,324	823
	Royal Caribbean Cruises Ltd.	7,839	817
	Carnival Corp.	18,203	802
	DR Horton Inc.	15,539	769
	Omnicom Group Inc.	9,969	758
	Yum China Holdings Inc.	16,550	752
*	Spotify Technology SA	5,390	727
	Darden Restaurants Inc.	5,624	680
	Best Buy Co. Inc.	10,475	667
	MGM Resorts International	23,756	667
	Lennar Corp. Class A	12,537	639
	CBS Corp. Class B	15,113	636
*	CarMax Inc.	7,585	632
*	Ulta Beauty Inc.	2,578	613
*	Burlington Stores Inc.	2,988	605
	Hasbro Inc.	5,307	586
	Genuine Parts Co.	6,430	581
*	Roku Inc.	3,742	566
	Tractor Supply Co.	5,508	561
	Fox Corp. Class A	16,333	542
	Garmin Ltd.	6,630	541
*	NVR Inc.	145	522
*	Liberty Broadband Corp.	4,808	507
*	Norwegian Cruise Line Holdings Ltd.	9,808	498
	Wynn Resorts Ltd.	4,469	492
	Tiffany & Co.	5,521	469
	Aramark	11,183	457
	Vail Resorts Inc.	1,836	434

1

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Altice USA Inc. Class A	15,015	434
	Advance Auto Parts Inc.	3,135	432
*	Bright Horizons Family Solutions Inc.	2,618	432
*	Trade Desk Inc. Class A	1,730	425
	Domino’s Pizza Inc.	1,874	425
*	Henry Schein Inc.	6,799	419
*	Discovery Communications Inc.	15,880	413
*	Live Nation Entertainment Inc.	5,902	410
	Viacom Inc. Class B	16,181	404
	Sirius XM Holdings Inc.	64,755	400
	PulteGroup Inc.	11,768	398
	Whirlpool Corp.	2,833	394
*	LKQ Corp.	14,316	376
	Service Corp. International	8,075	374
*	ServiceMaster Global Holdings Inc.	6,211	354
	Kohl’s Corp.	7,441	352
	Interpublic Group of Cos. Inc.	17,610	350
	Pool Corp.	1,762	346
*	DISH Network Corp. Class A	10,193	342
*	Liberty Media Corp-Liberty Formula One	8,148	340
	Nielsen Holdings plc	16,250	337
	Fortune Brands Home & Security Inc.	6,377	326
*	Mohawk Industries Inc.	2,723	324
	Lear Corp.	2,850	320
*	Wayfair Inc.	2,809	317
*	WABCO Holdings Inc.	2,335	312
	Gentex Corp.	11,702	311
	Dunkin’ Brands Group Inc.	3,771	311
	BorgWarner Inc.	9,455	308
*	Five Below Inc.	2,500	307
*	Caesars Entertainment Corp.	25,997	299
*	Liberty Media Corp-Liberty SiriusXM Class C	7,262	296
*	IAA Inc.	6,062	296
	Newell Brands Inc.	17,357	288
*	Etsy Inc.	5,451	288
*	GCI Liberty Inc. Class A	4,491	279
	Tapestry Inc.	13,280	274
*	Planet Fitness Inc. Class A	3,866	273
*	Grand Canyon Education Inc.	2,163	272
*	Uber Technologies Inc.	8,219	268
	Cable One Inc.	199	258
	PVH Corp.	3,405	258
	News Corp. Class A	18,011	248
	Williams-Sonoma Inc.	3,571	235
	Fox Corp. Class B	7,138	234
	Harley-Davidson Inc.	7,233	231
	H&R Block Inc.	9,298	225
	Wyndham Hotels & Resorts Inc.	4,377	225
	Hanesbrands Inc.	16,419	224
	Leggett & Platt Inc.	5,988	223
	Toll Brothers Inc.	6,145	222
	Polaris Inc.	2,633	216
	New York Times Co. Class A	7,392	216
	Six Flags Entertainment Corp.	3,632	215
*	Madison Square Garden Co. Class A	846	213
	Ralph Lauren Corp. Class A	2,381	210
*	Chegg Inc.	5,285	209
	Macy’s Inc.	14,131	209
	Nexstar Media Group Inc. Class A	2,040	202
*	frontdoor Inc.	3,887	200
	Marriott Vacations Worldwide Corp.	2,019	199
*	Discovery Communications Inc. Class A	7,200	199
	Aaron’s Inc.	3,093	198
	Churchill Downs Inc.	1,595	197

2

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Deckers Outdoor Corp.	1,328	196
*	Qurate Retail Group Inc. QVC Group Class A	18,009	193
*	Skechers U.S.A. Inc. Class A	5,999	190
	Carter’s Inc.	2,040	187
	Tribune Media Co. Class A	4,006	187
	Wendy’s Co.	8,469	186
	Cinemark Holdings Inc.	4,872	186
	Foot Locker Inc.	5,100	185
	Brunswick Corp.	3,960	184
*	TripAdvisor Inc.	4,816	183
*	Helen of Troy Ltd.	1,140	175
	L Brands Inc.	10,409	172
*	Capri Holdings Ltd.	6,504	172
	Strategic Education Inc.	967	164
*	Under Armour Inc. Class A	8,748	163
	KAR Auction Services Inc.	6,105	162
*	Tempur Sealy International Inc.	2,099	162
	Texas Roadhouse Inc. Class A	3,103	160
	Gap Inc.	9,914	157
*,^	Mattel Inc.	15,692	154
*	Liberty Media Corp-Liberty SiriusXM Class A	3,716	150
*	Floor & Decor Holdings Inc. Class A	3,004	148
*	SiteOne Landscape Supply Inc.	1,875	147
*	Under Armour Inc. Class C	8,653	146
*	Carvana Co. Class A	1,788	145
	Cracker Barrel Old Country Store Inc.	874	145
	Nordstrom Inc.	4,947	143
	World Wrestling Entertainment Inc. Class A	1,986	142
	AMERCO	403	142
	TEGNA Inc.	9,860	141
*	Hilton Grand Vacations Inc.	4,117	139
	Choice Hotels International Inc.	1,528	139
*	BJ’s Wholesale Club Holdings Inc.	5,206	137
	Graham Holdings Co. Class B	190	134
	Wingstop Inc.	1,332	133
*	Ollie’s Bargain Outlet Holdings Inc.	2,405	133
	Lithia Motors Inc. Class A	1,004	132
	Coty Inc. Class A	13,348	127
	Steven Madden Ltd.	3,810	127
	Columbia Sportswear Co.	1,347	126
*	Shake Shack Inc. Class A	1,274	126
	Hyatt Hotels Corp. Class A	1,721	124
	American Eagle Outfitters Inc.	7,281	122
	Goodyear Tire & Rubber Co.	10,675	122
	Sinclair Broadcast Group Inc. Class A	2,747	122
*	Murphy USA Inc.	1,368	122
*	Fox Factory Holding Corp.	1,686	121
	Extended Stay America Inc.	8,640	121
*	RH	835	120
*	Taylor Morrison Home Corp. Class A	4,991	119
*	Liberty Broadband Corp. Class A	1,129	118
	Monro Inc.	1,498	116
*	AutoNation Inc.	2,445	116
*	Cimpress NV	1,007	115
*	Eldorado Resorts Inc.	2,991	115
	Thor Industries Inc.	2,435	112
*	Meritage Homes Corp.	1,701	111
*	Adtalem Global Education Inc.	2,521	108
	KB Home	3,805	107
	Dick’s Sporting Goods Inc.	3,077	105
	Wolverine World Wide Inc.	4,028	104
	Jack in the Box Inc.	1,172	100
*	National Vision Holdings Inc.	3,504	99
*	AMC Networks Inc. Class A	1,993	97

3

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Penn National Gaming Inc.	4,988	96
	LCI Industries	1,113	94
*	Visteon Corp.	1,297	89
	John Wiley & Sons Inc. Class A	1,978	88
*	TRI Pointe Group Inc.	6,283	88
*	Dorman Products Inc.	1,229	87
	Boyd Gaming Corp.	3,608	87
	MDC Holdings Inc.	2,194	85
*	Liberty Latin America Ltd.	5,099	84
*	Sotheby’s	1,452	84
	Dana Inc.	6,409	82
*	Liberty Media Corp-Liberty Formula One Class A	2,060	82
*	Asbury Automotive Group Inc.	855	81
	Adient plc	3,946	80
	Meredith Corp.	1,805	79
*	Laureate Education Inc. Class A	4,318	79
*	Urban Outfitters Inc.	3,326	78
*	Shutterfly Inc.	1,526	78
	Callaway Golf Co.	4,328	77
*	Lyft Inc. Class A	1,559	76
	Bloomin’ Brands Inc.	4,103	74
*	LGI Homes Inc.	906	74
	News Corp. Class B	5,094	72
*	Cavco Industries Inc.	393	72
	Cheesecake Factory Inc.	1,859	71
	Dave & Buster’s Entertainment Inc.	1,621	70
*	Kontoor Brands Inc.	2,036	70
	Penske Automotive Group Inc.	1,604	69
*	Sally Beauty Holdings Inc.	5,559	68
	Red Rock Resorts Inc. Class A	3,210	67
*	SeaWorld Entertainment Inc.	2,301	67
	La-Z-Boy Inc.	2,071	66
*	Avis Budget Group Inc.	2,657	66
*	Skyline Champion Corp.	2,307	65
*	Crocs Inc.	2,884	64
*	Career Education Corp.	3,119	64
*	Weight Watchers International Inc.	2,116	63
*	Denny’s Corp.	2,675	63
*	Gray Television Inc.	4,118	63
*	Instructure Inc.	1,516	63
	Brinker International Inc.	1,650	63
	PriceSmart Inc.	1,019	62
	Group 1 Automotive Inc.	813	61
	Children’s Place Inc.	688	60
*	Meritor Inc.	3,525	59
	Viad Corp.	897	58
*	American Woodmark Corp.	687	57
*,^	Hertz Global Holdings Inc.	4,653	56
*	Rent-A-Center Inc.	2,206	56
*	Gentherm Inc.	1,534	56
*	Sleep Number Corp.	1,341	56
	Bed Bath & Beyond Inc.	5,773	56
	International Game Technology plc	4,554	55
	Oxford Industries Inc.	768	54
	Cooper Tire & Rubber Co.	2,225	52
	Inter Parfums Inc.	807	52
	Dine Brands Global Inc.	733	52
	Gannett Co. Inc.	4,889	51
	Designer Brands Inc. Class A	3,015	50
*	IMAX Corp.	2,329	49
*	Stamps.com Inc.	756	49
	Papa John’s International Inc.	967	48
*	Scientific Games Corp.	2,591	48
*	Central Garden & Pet Co.	1,812	48

4

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Sonos Inc.	3,270	47
*	2U Inc.	2,622	47
	Scholastic Corp.	1,331	47
	International Speedway Corp. Class A	1,028	46
*	K12 Inc.	1,749	46
	Abercrombie & Fitch Co.	3,079	45
	Guess? Inc.	2,483	45
	Lennar Corp. Class B	1,097	44
*	Boot Barn Holdings Inc.	1,286	44
	Standard Motor Products Inc.	989	44
	Winnebago Industries Inc.	1,363	44
*	Liberty Media Corp-Liberty Braves Class C	1,569	43
*	MSG Networks Inc.	2,584	42
*	G-III Apparel Group Ltd.	2,063	42
*	M/I Homes Inc.	1,156	42
	Acushnet Holdings Corp.	1,550	40
*	YETI Holdings Inc.	1,424	40
	Big Lots Inc.	1,747	40
	Matthews International Corp. Class A	1,355	40
	Lions Gate Entertainment Corp. Class B	4,724	39
*	OneSpaWorld Holdings Ltd.	2,495	39
*	Stoneridge Inc.	1,247	38
	Caleres Inc.	1,818	37
*	Stitch Fix Inc. Class A	1,917	37
*	Liberty Latin America Ltd. Class A	2,175	36
*	Century Communities Inc.	1,228	35
	Marcus Corp.	1,003	34
	BJ’s Restaurants Inc.	903	33
*	Fitbit Inc. Class A	10,432	32
*	Shutterstock Inc.	899	32
	EW Scripps Co. Class A	2,528	31
*	American Axle & Manufacturing Holdings Inc.	4,872	31
	Office Depot Inc.	23,697	31
*	Cooper-Standard Holdings Inc.	820	31
*	Genesco Inc.	848	30
	Sturm Ruger & Co. Inc.	733	30
^	Dillard’s Inc. Class A	512	30
	National CineMedia Inc.	3,650	30
*	Houghton Mifflin Harcourt Co.	4,943	29
	Sonic Automotive Inc. Class A	1,081	29
	Tower International Inc.	935	29
*	HealthStream Inc.	1,138	29
*	Universal Electronics Inc.	633	29
	Tupperware Brands Corp.	2,127	28
	Signet Jewelers Ltd.	2,252	28
*	Liberty TripAdvisor Holdings Inc. Class A	3,144	27
*	Cars.com Inc.	3,051	27
*	Fossil Group Inc.	2,115	27
	Buckle Inc.	1,379	27
	Ruth’s Hospitality Group Inc.	1,298	25
*	Quotient Technology Inc.	3,433	25
*	Malibu Boats Inc. Class A	899	25
^	AMC Entertainment Holdings Inc. Class A	2,243	25
	New Media Investment Group Inc.	2,838	25
	Twin River Worldwide Holdings Inc.	1,069	24
*	William Lyon Homes Class A	1,360	24
*	QuinStreet Inc.	2,022	23
*	Cardlytics Inc.	616	23
*	Michaels Cos. Inc.	4,037	23
*	Zumiez Inc.	877	23
*	Monarch Casino & Resort Inc.	510	23
*	America’s Car-Mart Inc.	263	23
*	GoPro Inc. Class A	5,781	22
	Winmark Corp.	132	21

5

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Regis Corp.	1,323	21
*	Lindblad Expeditions Holdings Inc.	1,104	21
	Entercom Communications Corp. Class A	5,480	19
*,^	Overstock.com Inc.	1,236	19
*	Conn’s Inc.	963	19
*	Funko Inc. Class A	807	19
	Lions Gate Entertainment Corp. Class A	2,142	19
*	Chuy’s Holdings Inc.	762	19
*	Red Robin Gourmet Burgers Inc.	573	19
	Tenneco Inc. Class A	2,170	19
*	Hudson Ltd. Class A	1,743	19
*	Central European Media Enterprises Ltd. Class A	3,967	18
*	elf Beauty Inc.	1,122	18
	Ethan Allen Interiors Inc.	1,055	18
*	Beazer Homes USA Inc.	1,425	18
	National Presto Industries Inc.	205	18
*	1-800-Flowers.com Inc. Class A	1,174	17
	Carriage Services Inc. Class A	812	17
^	GameStop Corp. Class A	4,332	17
*	Rosetta Stone Inc.	913	17
*	American Public Education Inc.	672	16
	Haverty Furniture Cos. Inc.	843	16
*	American Outdoor Brands Corp.	2,661	16
*	Del Taco Restaurants Inc.	1,417	16
*	MarineMax Inc.	1,091	16
	Chico’s FAS Inc.	4,992	16
	Cato Corp. Class A	897	15
*	Franklin Covey Co.	415	15
	Movado Group Inc.	690	15
*	Vista Outdoor Inc.	2,619	15
*	Central Garden & Pet Co. Class A	596	14
	Shoe Carnival Inc.	462	14
*	Select Interior Concepts Inc. Class A	1,072	13
*	MasterCraft Boat Holdings Inc.	868	13
*	Hibbett Sports Inc.	780	13
*	At Home Group Inc.	1,892	13
*	Lumber Liquidators Holdings Inc.	1,340	13
*	Motorcar Parts of America Inc.	855	12
	Tailored Brands Inc.	2,267	12
	Viacom Inc. Class A	446	12
*	Liberty Media Corp-Liberty Braves Class A	433	12
	Johnson Outdoors Inc. Class A	212	12
*	Golden Entertainment Inc.	831	12
*	Carrols Restaurant Group Inc.	1,595	12
*	Del Frisco’s Restaurant Group Inc.	1,417	11
	Camping World Holdings Inc. Class A	1,468	11
*	Party City Holdco Inc.	2,350	11
	Speedway Motorsports Inc.	556	11
*	Drive Shack Inc.	2,325	11
*	Vera Bradley Inc.	1,033	11
*	JC Penney Co. Inc.	14,408	11
	Citi Trends Inc.	617	10
*	Reading International Inc. Class A	835	10
	Emerald Expositions Events Inc.	1,078	10
	Clarus Corp.	934	10
*	El Pollo Loco Holdings Inc.	986	10
*	Cumulus Media Inc. Class A	724	10
*	Hemisphere Media Group Inc. Class A	821	10
	Entravision Communications Corp. Class A	3,094	9
	Nathan’s Famous Inc.	141	9
	Hooker Furniture Corp.	521	9
*	Care.com Inc.	924	9
*	Boston Omaha Corp. Class A	444	9
*	Daily Journal Corp.	45	9

6

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Collectors Universe Inc.	344	9
*	Clear Channel Outdoor Holdings Inc.	3,418	9
	Tilly’s Inc. Class A	822	9
*	Fiesta Restaurant Group Inc.	999	9
	Rocky Brands Inc.	296	9
*	Green Brick Partners Inc.	925	8
*	Barnes & Noble Education Inc.	2,104	8
*	ZAGG Inc.	1,275	8
*	Habit Restaurants Inc. Class A	928	8
*	Century Casinos Inc.	1,044	8
	RCI Hospitality Holdings Inc.	442	8
*	WideOpenWest Inc.	1,379	8
	Superior Group of Cos. Inc.	523	7
*	Noodles & Co. Class A	1,193	7
*	J Alexander’s Holdings Inc.	582	7
*	Delta Apparel Inc.	302	7
*	Sportsman’s Warehouse Holdings Inc.	1,556	7
*	MDC Partners Inc. Class A	2,668	6
	Bassett Furniture Industries Inc.	497	6
	Tribune Publishing Co.	780	6
*	Express Inc.	2,792	6
*	Revlon Inc. Class A	358	6
	Weyco Group Inc.	239	6
*	Red Lion Hotels Corp.	1,114	6
*	Marchex Inc. Class B	1,711	6
*	Potbelly Corp.	1,204	6
	Tile Shop Holdings Inc.	2,071	6
	Flexsteel Industries Inc.	338	5
	Marine Products Corp.	326	5
*	Fluent Inc.	1,630	5
*	Lands’ End Inc.	541	4
	Hamilton Beach Brands Holding Co. Class A	282	4
*	Duluth Holdings Inc.	427	4
*	Lovesac Co.	225	4
	Saga Communications Inc. Class A	130	4
	Lifetime Brands Inc.	472	4
	Bluegreen Vacations Corp.	379	4
*	Centric Brands Inc.	1,257	3
*	Legacy Housing Corp.	235	3
*	Waitr Holdings Inc.	1,977	3
	Escalade Inc.	324	3
*	LiveXLive Media Inc.	1,466	3
*	Biglari Holdings Inc. Class B	37	3
*	Gaia Inc. Class A	442	3
*	Lee Enterprises Inc.	1,585	3
*	Inspired Entertainment Inc.	377	3
*	Eros International plc	1,518	3
*	Empire Resorts Inc.	229	2
*	Container Store Group Inc.	486	2
*	Ascena Retail Group Inc.	7,864	2
*	RTW RetailWinds Inc.	1,790	2
	J. Jill Inc.	702	1
*	Hovnanian Enterprises Inc. Class A	12	—
	Pier 1 Imports Inc.	9	—
*	Vuzix Corp.	17	—
			196,911
Consumer Staples (5.9%)
	Procter & Gamble Co.	113,152	13,604
	Coca-Cola Co.	175,511	9,660
	PepsiCo Inc.	64,135	8,769
	Philip Morris International Inc.	71,150	5,129
	Altria Group Inc.	85,654	3,747
	CVS Health Corp.	59,425	3,620
	Mondelez International Inc. Class A	65,062	3,593

7

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Colgate-Palmolive Co.	38,475	2,853
	Kimberly-Clark Corp.	15,620	2,204
	Walgreens Boots Alliance Inc.	35,318	1,808
	Sysco Corp.	21,813	1,621
	Constellation Brands Inc. Class A	7,250	1,482
	General Mills Inc.	27,407	1,475
	Tyson Foods Inc. Class A	13,154	1,224
	Hershey Co.	6,602	1,046
*	Monster Beverage Corp.	17,670	1,037
	Corteva Inc.	34,302	1,006
	Archer-Daniels-Midland Co.	25,470	969
	Clorox Co.	5,830	922
	McCormick & Co. Inc.	5,609	914
	Church & Dwight Co. Inc.	11,236	896
	Kroger Co.	36,328	860
	Kraft Heinz Co.	28,561	729
	Kellogg Co.	11,254	707
	Conagra Brands Inc.	22,045	625
	Hormel Foods Corp.	12,699	541
	JM Smucker Co.	5,018	528
	Lamb Weston Holdings Inc.	6,680	470
	Brown-Forman Corp. Class B	7,869	464
	Molson Coors Brewing Co. Class B	7,963	409
*	US Foods Holding Corp.	9,962	403
	Campbell Soup Co.	7,647	344
	Bunge Ltd.	6,292	336
*	Post Holdings Inc.	2,966	296
	Casey’s General Stores Inc.	1,668	280
	Keurig Dr Pepper Inc.	9,262	253
	Ingredion Inc.	3,054	236
*	Performance Food Group Co.	4,670	219
	Flowers Foods Inc.	8,903	203
*	Boston Beer Co. Inc. Class A	380	167
*	Herbalife Nutrition Ltd.	4,675	161
	Sanderson Farms Inc.	902	135
	Brown-Forman Corp. Class A	2,301	132
	J&J Snack Foods Corp.	685	132
*	TreeHouse Foods Inc.	2,546	129
	Lancaster Colony Corp.	859	125
	WD-40 Co.	622	113
	Energizer Holdings Inc.	2,903	112
	Nu Skin Enterprises Inc. Class A	2,538	103
*	Sprouts Farmers Market Inc.	5,587	100
*,^	Beyond Meat Inc.	577	97
*	Simply Good Foods Co.	3,209	95
	Spectrum Brands Holdings Inc.	1,620	91
*	Hain Celestial Group Inc.	4,110	78
*	Pilgrim’s Pride Corp.	2,380	74
	Coca-Cola Consolidated Inc.	209	70
*	Edgewell Personal Care Co.	2,487	69
*	Freshpet Inc.	1,405	69
	Calavo Growers Inc.	736	65
	Core-Mark Holding Co. Inc.	2,007	65
*	Hostess Brands Inc. Class A	4,582	64
	Cal-Maine Foods Inc.	1,454	59
	Vector Group Ltd.	4,702	55
	Universal Corp.	1,088	54
	Medifast Inc.	511	51
	Seaboard Corp.	12	50
^	B&G Foods Inc.	2,882	49
*	Chefs’ Warehouse Inc.	1,084	42
*	USANA Health Sciences Inc.	600	41
	Fresh Del Monte Produce Inc.	1,453	38
	John B Sanfilippo & Son Inc.	395	37

8

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Andersons Inc.	1,379	32
	Tootsie Roll Industries Inc.	750	28
	MGP Ingredients Inc.	552	27
	Ingles Markets Inc. Class A	596	23
	National Beverage Corp.	566	23
*	Primo Water Corp.	1,550	19
*	United Natural Foods Inc.	2,355	19
	SpartanNash Co.	1,612	17
	Weis Markets Inc.	433	17
^	Rite Aid Corp.	2,439	16
	PetMed Express Inc.	987	16
*	Diplomat Pharmacy Inc.	2,565	15
	Turning Point Brands Inc.	373	13
	Limoneira Co.	661	12
*	Cadiz Inc.	998	11
*,^	22nd Century Group Inc.	5,198	10
	Alico Inc.	310	9
*,^	New Age Beverages Corp.	2,986	9
*	Seneca Foods Corp. Class A	280	8
*	GNC Holdings Inc. Class A	3,872	8
	Village Super Market Inc. Class A	300	7
*	HF Foods Group Inc.	321	6
*	Farmer Brothers Co.	505	6
*	Lifevantage Corp.	497	6
*	Pyxus International Inc.	383	5
*	Craft Brew Alliance Inc.	493	5
*	Natural Grocers by Vitamin Cottage Inc.	516	5
*	Nature’s Sunshine Products Inc.	450	4
	Dean Foods Co.	4,074	4
*	Celsius Holdings Inc.	820	3
*	cbdMD Inc.	790	3
*	Bridgford Foods Corp.	96	3
			78,593
Energy (4.1%)
	Exxon Mobil Corp.	193,794	13,271
	Chevron Corp.	87,273	10,274
	ConocoPhillips	51,777	2,702
	Schlumberger Ltd.	63,410	2,056
	Phillips 66	20,755	2,047
	EOG Resources Inc.	26,550	1,970
	Kinder Morgan Inc.	89,253	1,809
	Occidental Petroleum Corp.	40,965	1,781
	Marathon Petroleum Corp.	30,042	1,478
	Valero Energy Corp.	19,057	1,435
	ONEOK Inc.	18,796	1,340
	Williams Cos. Inc.	55,481	1,309
	Pioneer Natural Resources Co.	7,654	945
	Hess Corp.	12,278	773
	Halliburton Co.	39,814	750
	Diamondback Energy Inc.	7,508	736
	Concho Resources Inc.	9,088	665
*	Cheniere Energy Inc.	10,645	636
	Baker Hughes a GE Co. Class A	23,579	511
	Noble Energy Inc.	21,649	489
	Marathon Oil Corp.	37,326	442
	Devon Energy Corp.	18,917	416
	Targa Resources Corp.	10,462	378
	Apache Corp.	17,179	371
	National Oilwell Varco Inc.	17,684	361
	Cabot Oil & Gas Corp.	19,046	326
	HollyFrontier Corp.	7,219	320
*	First Solar Inc.	3,758	233
*	Parsley Energy Inc. Class A	12,313	221
*	WPX Energy Inc.	19,154	206

9

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Cimarex Energy Co.	4,565	195
	Valvoline Inc.	8,601	194
	Helmerich & Payne Inc.	4,871	183
	Murphy Oil Corp.	7,542	138
	PBF Energy Inc. Class A	5,448	129
	Equitrans Midstream Corp.	9,339	126
*	Enphase Energy Inc.	4,206	125
*	Transocean Ltd.	26,850	122
	EQT Corp.	11,615	118
*	Continental Resources Inc.	3,996	117
	World Fuel Services Corp.	3,037	117
	Delek US Holdings Inc.	3,452	113
	Kosmos Energy Ltd.	16,605	105
*	PDC Energy Inc.	3,016	96
*	Apergy Corp.	3,559	92
	Patterson-UTI Energy Inc.	9,918	86
*,^	Chesapeake Energy Corp.	58,720	85
*	Matador Resources Co.	5,035	79
*	Sunrun Inc.	5,016	77
*	Dril-Quip Inc.	1,637	75
	Antero Midstream Corp.	10,170	72
	Arcosa Inc.	2,207	72
*	CNX Resources Corp.	8,700	69
	Peabody Energy Corp.	3,250	60
*	NOW Inc.	5,030	60
*	Oceaneering International Inc.	4,589	60
	Arch Coal Inc. Class A	768	59
*	Cactus Inc. Class A	2,286	58
	Archrock Inc.	5,894	57
	TerraForm Power Inc. Class A	3,348	57
*	SRC Energy Inc.	11,214	56
	CVR Energy Inc.	1,379	55
*	Magnolia Oil & Gas Corp. Class A	5,080	52
	Warrior Met Coal Inc.	2,344	49
	Golar LNG Ltd.	4,150	49
	SM Energy Co.	4,945	47
*	Oasis Petroleum Inc.	14,572	45
*	Helix Energy Solutions Group Inc.	6,168	45
*	Callon Petroleum Co.	10,003	41
*	Centennial Resource Development Inc. Class A	8,109	39
*	Oil States International Inc.	2,811	39
*	ProPetro Holding Corp.	3,620	39
*	Antero Resources Corp.	12,134	39
*	Southwestern Energy Co.	24,136	38
	QEP Resources Inc.	10,519	37
*	McDermott International Inc.	7,878	37
*	SunPower Corp. Class A	2,814	35
*	Carrizo Oil & Gas Inc.	4,216	35
*	Par Pacific Holdings Inc.	1,585	34
	Range Resources Corp.	9,396	33
	SemGroup Corp. Class A	3,407	30
*	C&J Energy Services Inc.	3,080	29
*,^	Tellurian Inc.	4,378	29
*	Whiting Petroleum Corp.	4,043	27
	Nabors Industries Ltd.	15,557	26
*	TPI Composites Inc.	1,462	26
*	Contura Energy Inc.	892	26
*	Newpark Resources Inc.	3,794	25
*	SunCoke Energy Inc.	3,870	24
*	Northern Oil and Gas Inc.	13,050	24
	Berry Petroleum Corp.	2,941	24
*	Select Energy Services Inc. Class A	2,828	23
*	Matrix Service Co.	1,137	23
*	California Resources Corp.	2,305	23

10

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Liberty Oilfield Services Inc. Class A	1,983	21
*	Frank’s International NV	4,841	21
*	Denbury Resources Inc.	19,404	21
*	Laredo Petroleum Inc.	8,416	21
*	Extraction Oil & Gas Inc.	5,109	21
*	Renewable Energy Group Inc.	1,662	20
*	CONSOL Energy Inc.	1,183	20
	Solaris Oilfield Infrastructure Inc. Class A	1,418	20
*	Bonanza Creek Energy Inc.	855	19
*	Jagged Peak Energy Inc.	2,730	19
*	Gulfport Energy Corp.	7,558	18
*	Noble Corp. plc	11,307	18
*	Diamond Offshore Drilling Inc.	2,712	18
*	W&T Offshore Inc.	3,830	17
*	Penn Virginia Corp.	575	16
*	REX American Resources Corp.	238	16
*	Talos Energy Inc.	832	16
*	Exterran Corp.	1,475	16
	Brigham Minerals Inc.	773	15
	Green Plains Inc.	1,826	15
*	Vivint Solar Inc.	1,838	15
	Falcon Minerals Corp.	2,516	15
*	Ameresco Inc. Class A	982	14
	RPC Inc.	2,494	13
*	Clean Energy Fuels Corp.	6,243	12
*	Bloom Energy Corp. Class A	2,676	12
*	Keane Group Inc.	2,107	11
*	Trecora Resources	1,191	11
*	TETRA Technologies Inc.	6,286	10
*	Era Group Inc.	1,047	10
*	SEACOR Marine Holdings Inc.	760	10
*	KLX Energy Services Holdings Inc.	912	9
	Panhandle Oil and Gas Inc. Class A	769	9
*	Pacific Drilling SA	1,431	9
*	National Energy Services Reunited Corp.	1,001	8
*	Geospace Technologies Corp.	584	7
*	Parker Drilling Co.	413	7
*	Unit Corp.	2,131	6
*	Altus Midstream Co. Class A	2,733	6
*	Natural Gas Services Group Inc.	536	6
*	SandRidge Energy Inc.	1,160	5
	Evolution Petroleum Corp.	862	5
*	HighPoint Resources Corp.	4,191	5
*	RigNet Inc.	617	5
*	Seadrill Ltd.	2,006	5
*	Forum Energy Technologies Inc.	3,213	5
*	Goodrich Petroleum Corp.	415	4
*	Montage Resources Corp.	1,455	4
*	Ring Energy Inc.	2,825	4
*	Abraxas Petroleum Corp.	7,765	4
*	Flotek Industries Inc.	1,919	4
*	Comstock Resources Inc.	667	4
*	FTS International Inc.	1,514	4
*	NextDecade Corp.	615	3
*	Isramco Inc.	28	3
*	Roan Resources Inc.	2,960	3
	Hallador Energy Co.	840	3
*	Earthstone Energy Inc. Class A	958	3
*	Nine Energy Service Inc.	593	3
*	Amplify Energy Corp.	531	3
*	PrimeEnergy Resources Corp.	28	3
*	Independence Contract Drilling Inc.	2,720	3
*	SilverBow Resources Inc.	323	3
*	Smart Sand Inc.	1,083	3

11

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Superior Energy Services Inc.	7,077	2
*	US Well Services Inc.	660	2
	Mammoth Energy Services Inc.	517	2
*	Covia Holdings Corp.	1,236	2
*	Chaparral Energy Inc. Class A	1,133	2
*	NCS Multistage Holdings Inc.	493	1
*	Ramaco Resources Inc.	29	—
*	ION Geophysical Corp.	12	—
*	Key Energy Services Inc.	53	—
*	Lilis Energy Inc.	144	—
*	Alta Mesa Resources Inc. Class A	362	—
			55,120
Financial Services (21.1%)
*	Berkshire Hathaway Inc. Class B	89,556	18,217
	JPMorgan Chase & Co.	147,663	16,222
	Visa Inc. Class A	79,646	14,402
	Mastercard Inc. Class A	41,097	11,563
	Bank of America Corp.	393,805	10,834
	Wells Fargo & Co.	185,398	8,634
	Citigroup Inc.	105,823	6,810
*	PayPal Holdings Inc.	53,781	5,865
	American Tower Corp.	20,103	4,628
	Fidelity National Information Services Inc.	27,911	3,802
	American Express Co.	31,313	3,769
	CME Group Inc.	16,200	3,520
	US Bancorp	66,170	3,486
	Chubb Ltd.	20,833	3,256
	Goldman Sachs Group Inc.	15,063	3,071
	S&P Global Inc.	11,259	2,929
*	Fiserv Inc.	25,805	2,760
	Crown Castle International Corp.	18,974	2,754
	PNC Financial Services Group Inc.	20,636	2,661
	Prologis Inc.	28,711	2,401
	Intercontinental Exchange Inc.	25,442	2,378
	Marsh & McLennan Cos. Inc.	23,195	2,317
	Morgan Stanley	55,344	2,296
	BlackRock Inc.	5,418	2,289
	Equinix Inc.	3,834	2,133
	Aon plc	10,916	2,127
	Simon Property Group Inc.	14,062	2,094
	Charles Schwab Corp.	54,726	2,094
	American International Group Inc.	39,817	2,072
	Progressive Corp.	26,663	2,021
	Capital One Financial Corp.	21,384	1,852
	Public Storage	6,769	1,792
	Travelers Cos. Inc.	11,965	1,758
	Aflac Inc.	33,726	1,692
	BB&T Corp.	34,985	1,667
	Welltower Inc.	18,513	1,658
	Bank of New York Mellon Corp.	38,961	1,639
	MetLife Inc.	36,771	1,629
	Moody’s Corp.	7,517	1,621
	Allstate Corp.	15,202	1,557
	Prudential Financial Inc.	18,560	1,486
	Equity Residential	16,704	1,416
	AvalonBay Communities Inc.	6,359	1,352
	SBA Communications Corp. Class A	5,128	1,346
	SunTrust Banks Inc.	20,276	1,247
	Ventas Inc.	16,360	1,201
	Global Payments Inc.	7,156	1,188
	Discover Financial Services	14,772	1,181
	Digital Realty Trust Inc.	9,497	1,174
	Willis Towers Watson plc	5,892	1,166
	T. Rowe Price Group Inc.	10,538	1,166

12

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	FleetCor Technologies Inc.	3,896	1,163
	Total System Services Inc.	7,990	1,072
	Realty Income Corp.	14,376	1,061
	Synchrony Financial	31,484	1,009
	Essex Property Trust Inc.	2,985	959
	Hartford Financial Services Group Inc.	16,447	959
*	Square Inc.	15,219	941
	M&T Bank Corp.	6,227	910
	Boston Properties Inc.	7,063	907
	Weyerhaeuser Co.	34,047	896
	Fifth Third Bancorp	33,506	886
	MSCI Inc. Class A	3,758	882
	State Street Corp.	17,032	874
	Equifax Inc.	5,499	805
	Northern Trust Corp.	9,140	804
*	CBRE Group Inc. Class A	15,308	800
	Ameriprise Financial Inc.	6,106	788
	Cincinnati Financial Corp.	6,939	781
	Alexandria Real Estate Equities Inc.	5,094	763
	KeyCorp	45,847	761
	Arthur J Gallagher & Co.	8,386	761
	HCP Inc.	21,839	758
	TransUnion	8,551	715
*	Markel Corp.	620	709
	Citizens Financial Group Inc.	20,929	706
	WP Carey Inc.	7,708	692
*	Arch Capital Group Ltd.	17,484	691
	Extra Space Storage Inc.	5,639	688
	Broadridge Financial Solutions Inc.	5,282	684
	First Republic Bank	7,592	681
	Regions Financial Corp.	46,289	677
	Principal Financial Group Inc.	12,614	671
	MarketAxess Holdings Inc.	1,681	668
	Mid-America Apartment Communities Inc.	5,176	656
	Huntington Bancshares Inc.	47,578	630
	UDR Inc.	12,727	613
	Cboe Global Markets Inc.	5,059	603
	Loews Corp.	11,992	576
	Ally Financial Inc.	18,176	570
	Sun Communities Inc.	3,852	569
	Invitation Homes Inc.	19,271	554
	TD Ameritrade Holding Corp.	12,457	553
	Annaly Capital Management Inc.	66,347	551
	Duke Realty Corp.	16,399	546
	Host Hotels & Resorts Inc.	33,565	538
	Fidelity National Financial Inc.	12,066	530
	Nasdaq Inc.	5,286	528
	Equity LifeStyle Properties Inc.	3,907	526
	Jack Henry & Associates Inc.	3,511	509
	Regency Centers Corp.	7,600	490
	Lincoln National Corp.	9,208	487
*	Alleghany Corp.	639	479
	Vornado Realty Trust	7,906	478
	WR Berkley Corp.	6,549	467
	E*TRADE Financial Corp.	11,177	467
	FactSet Research Systems Inc.	1,711	466
*	SVB Financial Group	2,373	462
	Camden Property Trust	4,262	461
*	Fair Isaac Corp.	1,294	456
	VICI Properties Inc.	20,410	452
	Raymond James Financial Inc.	5,754	452
*	Globe Life Inc.	4,942	441
	Federal Realty Investment Trust	3,408	440
	Reinsurance Group of America Inc. Class A	2,853	439

13

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Western Union Co.	19,664	435
	VEREIT Inc.	44,433	433
	Everest Re Group Ltd.	1,836	433
	Comerica Inc.	7,017	433
	National Retail Properties Inc.	7,390	415
	Iron Mountain Inc.	13,024	415
*	WEX Inc.	1,965	402
	Omega Healthcare Investors Inc.	9,752	397
	Brown & Brown Inc.	10,742	396
	CyrusOne Inc.	5,109	375
	Medical Properties Trust Inc.	19,885	370
	Gaming and Leisure Properties Inc.	9,245	362
	AGNC Investment Corp.	24,261	361
	RenaissanceRe Holdings Ltd.	1,992	360
	STORE Capital Corp.	9,443	357
	Kilroy Realty Corp.	4,516	352
	Liberty Property Trust	6,733	351
*	Euronet Worldwide Inc.	2,281	349
	Assurant Inc.	2,799	344
	Apartment Investment & Management Co.	6,738	344
	American Financial Group Inc.	3,360	339
	SEI Investments Co.	5,896	339
	Kimco Realty Corp.	18,412	338
	Zions Bancorp NA	8,221	338
	Franklin Resources Inc.	12,840	337
	Voya Financial Inc.	6,570	324
	Americold Realty Trust	8,736	318
	Jones Lang LaSalle Inc.	2,349	315
	Douglas Emmett Inc.	7,354	310
	SL Green Realty Corp.	3,841	308
	CubeSmart	8,576	308
	Old Republic International Corp.	12,863	300
	American Homes 4 Rent Class A	11,742	300
	Lamar Advertising Co. Class A	3,885	298
	First American Financial Corp.	4,979	291
	American Campus Communities Inc.	6,238	290
	Signature Bank	2,463	287
	Starwood Property Trust Inc.	12,193	286
	LPL Financial Holdings Inc.	3,789	284
	Invesco Ltd.	18,008	283
	AXA Equitable Holdings Inc.	13,421	279
*	Athene Holding Ltd. Class A	7,068	275
	East West Bancorp Inc.	6,623	272
	TCF Financial Corp.	6,974	269
	EPR Properties	3,416	267
	Healthcare Trust of America Inc. Class A	9,322	264
	New Residential Investment Corp.	18,740	264
	People’s United Financial Inc.	18,124	260
	Commerce Bancshares Inc.	4,539	259
*,^	Alliance Data Systems Corp.	2,035	250
	Brixmor Property Group Inc.	13,542	250
	Hanover Insurance Group Inc.	1,850	246
	Erie Indemnity Co. Class A	1,122	246
	Unum Group	9,671	246
	Synovus Financial Corp.	6,872	244
	New York Community Bancorp Inc.	20,723	239
	Hudson Pacific Properties Inc.	6,950	236
*	Howard Hughes Corp.	1,831	231
	Axis Capital Holdings Ltd.	3,761	231
	Cousins Properties Inc.	6,639	230
	Primerica Inc.	1,928	230
	Popular Inc.	4,368	230
	First Horizon National Corp.	14,223	225
	Life Storage Inc.	2,117	224

14

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	First Industrial Realty Trust Inc.	5,696	222
	Eaton Vance Corp.	5,090	219
	Jefferies Financial Group Inc.	11,746	219
	Park Hotels & Resorts Inc.	9,194	217
*	Credit Acceptance Corp.	478	216
	Radian Group Inc.	9,518	215
	Cullen/Frost Bankers Inc.	2,576	214
	JBG SMITH Properties	5,579	213
*	Essent Group Ltd.	4,382	213
	Selective Insurance Group Inc.	2,648	211
	Rexford Industrial Realty Inc.	4,680	207
	MGIC Investment Corp.	16,191	205
	EastGroup Properties Inc.	1,641	204
	Highwoods Properties Inc.	4,653	201
	Prosperity Bancshares Inc.	3,040	197
*	Zillow Group Inc.	5,710	197
	Kemper Corp.	2,806	196
	CoreSite Realty Corp.	1,675	195
	Blackstone Mortgage Trust Inc. Class A	5,570	194
	Western Alliance Bancorp	4,445	193
	Assured Guaranty Ltd.	4,528	193
	Healthcare Realty Trust Inc.	5,794	193
	Spirit Realty Capital Inc.	3,959	190
	FirstCash Inc.	1,922	190
	CIT Group Inc.	4,431	189
	Wyndham Destinations Inc.	4,246	188
*	Brighthouse Financial Inc.	5,300	187
	Webster Financial Corp.	4,166	186
	PacWest Bancorp	5,459	186
	Equity Commonwealth	5,476	184
	Macerich Co.	6,457	184
	Sterling Bancorp	9,470	181
	First Financial Bankshares Inc.	5,892	180
	Pinnacle Financial Partners Inc.	3,417	180
	Hospitality Properties Trust	7,444	180
	Affiliated Managers Group Inc.	2,335	179
*	CoreLogic Inc.	3,669	178
	Outfront Media Inc.	6,435	177
	Sabra Health Care REIT Inc.	8,122	176
	IBERIABANK Corp.	2,442	168
	Lazard Ltd. Class A	4,902	168
	STAG Industrial Inc.	5,737	167
	SLM Corp.	19,707	166
	Stifel Financial Corp.	3,111	166
	Ryman Hospitality Properties Inc.	2,085	166
	RLI Corp.	1,805	165
	United Bankshares Inc.	4,431	163
	PS Business Parks Inc.	903	162
	Two Harbors Investment Corp.	12,758	161
	Wintrust Financial Corp.	2,561	161
	Pebblebrook Hotel Trust	5,902	159
	FNB Corp.	14,793	159
	Rayonier Inc.	5,914	158
	First Hawaiian Inc.	6,159	158
	Umpqua Holdings Corp.	10,055	158
	First Citizens BancShares Inc. Class A	355	158
	Chimera Investment Corp.	8,240	157
	National Health Investors Inc.	1,894	157
	Interactive Brokers Group Inc.	3,288	155
	Valley National Bancorp	14,739	155
	Apple Hospitality REIT Inc.	9,607	153
	Glacier Bancorp Inc.	3,842	152
	Bank of Hawaii Corp.	1,834	152
	White Mountains Insurance Group Ltd.	140	149

15

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Corporate Office Properties Trust	5,138	148
	Evercore Inc. Class A	1,858	148
	MFA Financial Inc.	20,663	148
	Old National Bancorp	8,814	148
	Weingarten Realty Investors	5,506	146
	Physicians Realty Trust	8,412	146
	Bank OZK	5,634	145
	CVB Financial Corp.	7,043	145
	Morningstar Inc.	894	144
	Janus Henderson Group plc	7,521	144
	Legg Mason Inc.	3,868	142
	Terreno Realty Corp.	2,793	141
	BankUnited Inc.	4,435	141
	Associated Banc-Corp	7,307	141
	Community Bank System Inc.	2,298	140
	Federated Investors Inc. Class B	4,367	140
	Hancock Whitney Corp.	3,882	136
	Sunstone Hotel Investors Inc.	10,350	136
	Agree Realty Corp.	1,818	136
	Atlantic Union Bankshares Corp.	3,670	133
	CenterState Bank Corp.	5,689	129
	RLJ Lodging Trust	7,849	127
	Santander Consumer USA Holdings Inc.	4,867	127
	Washington Federal Inc.	3,569	127
	Home BancShares Inc.	7,056	125
	UMB Financial Corp.	1,989	124
	Apollo Commercial Real Estate Finance Inc.	6,658	124
*	Texas Capital Bancshares Inc.	2,290	123
	Navient Corp.	9,658	123
	QTS Realty Trust Inc. Class A	2,478	122
	Paramount Group Inc.	9,173	121
	BancorpSouth Bank	4,307	119
	Fulton Financial Corp.	7,386	118
	Investors Bancorp Inc.	10,434	116
	PotlatchDeltic Corp.	2,999	115
	Kennedy-Wilson Holdings Inc.	5,493	115
	South State Corp.	1,566	115
	Columbia Banking System Inc.	3,318	115
	Columbia Property Trust Inc.	5,315	114
	Cathay General Bancorp	3,420	114
	Lexington Realty Trust	10,852	113
	Brandywine Realty Trust	7,841	113
	CareTrust REIT Inc.	4,687	112
	BOK Financial Corp.	1,460	111
	Piedmont Office Realty Trust Inc. Class A	5,602	111
	Retail Properties of America Inc.	9,666	110
*	LendingTree Inc.	350	109
	OneMain Holdings Inc.	3,008	108
	American Assets Trust Inc.	2,285	107
	Ameris Bancorp	3,012	106
	CNO Financial Group Inc.	7,246	105
	Xenia Hotels & Resorts Inc.	5,129	104
	Taubman Centers Inc.	2,650	103
	First Financial Bancorp	4,402	103
*	Genworth Financial Inc. Class A	23,102	102
	Independent Bank Corp.	1,505	102
	Renasant Corp.	3,077	101
	Acadia Realty Trust	3,677	101
	Simmons First National Corp. Class A	4,117	99
	WSFS Financial Corp.	2,380	98
	Argo Group International Holdings Ltd.	1,487	98
	Washington REIT	3,651	97
	Colony Capital Inc.	21,486	97
	EVERTEC Inc.	2,760	96

16

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Trustmark Corp.	2,919	95
*	Enstar Group Ltd.	533	95
	Redwood Trust Inc.	5,725	95
	ProAssurance Corp.	2,430	95
	United Community Banks Inc.	3,579	95
	First BanCorp	9,814	94
	SITE Centers Corp.	6,773	94
	GEO Group Inc.	5,464	94
	Empire State Realty Trust Inc.	6,655	94
	First Midwest Bancorp Inc.	4,835	93
	CoreCivic Inc.	5,467	93
	Senior Housing Properties Trust	10,898	93
	Pacific Premier Bancorp Inc.	3,103	91
	Urban Edge Properties	5,199	91
	Retail Opportunity Investments Corp.	5,138	90
	Ares Management Corp.	3,058	89
	American Equity Investment Life Holding Co.	4,106	88
	LegacyTexas Financial Group Inc.	2,175	88
	Kinsale Capital Group Inc.	892	88
	Cadence BanCorp Class A	5,685	87
	International Bancshares Corp.	2,453	87
	DiamondRock Hospitality Co.	9,126	86
	National Storage Affiliates Trust	2,578	86
	Four Corners Property Trust Inc.	3,021	86
	First Merchants Corp.	2,401	86
	PennyMac Mortgage Investment Trust	3,938	86
*	eHealth Inc.	1,028	86
*	Zillow Group Inc. Class A	2,498	85
	LTC Properties Inc.	1,745	85
	Mack-Cali Realty Corp.	4,161	85
*	Cannae Holdings Inc.	3,032	84
	Invesco Mortgage Capital Inc.	5,597	84
	Banner Corp.	1,555	84
	First Busey Corp.	3,417	84
*	NMI Holdings Inc. Class A	2,953	84
	Horace Mann Educators Corp.	1,896	83
	Essential Properties Realty Trust Inc.	3,656	83
	WesBanco Inc.	2,398	82
	Brookfield Property REIT Inc. Class A	4,300	81
	Independent Bank Group Inc.	1,632	80
	Towne Bank	3,026	79
	Capitol Federal Financial Inc.	5,832	79
	Global Net Lease Inc.	4,088	78
*	Cushman & Wakefield plc	4,641	78
	Hilltop Holdings Inc.	3,282	78
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,775	77
	Ladder Capital Corp. Class A	4,505	76
	Great Western Bancorp Inc.	2,521	75
	National General Holdings Corp.	3,064	72
	Alexander & Baldwin Inc.	3,144	72
	Moelis & Co. Class A	2,138	72
	Hope Bancorp Inc.	5,343	72
	Northwest Bancshares Inc.	4,531	72
	Walker & Dunlop Inc.	1,275	71
	Westamerica Bancorporation	1,149	71
	Chesapeake Lodging Trust	2,744	71
*	PRA Group Inc.	2,064	70
*	Axos Financial Inc.	2,672	69
*	Green Dot Corp. Class A	2,251	69
	CNA Financial Corp.	1,437	68
	Bank of NT Butterfield & Son Ltd.	2,457	68
*	Redfin Corp.	4,008	68
	Mercury General Corp.	1,262	68
	BGC Partners Inc. Class A	13,003	66

17

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	NBT Bancorp Inc.	1,896	66
	James River Group Holdings Ltd.	1,330	66
	First Interstate BancSystem Inc. Class A	1,678	65
	Houlihan Lokey Inc. Class A	1,478	65
	Hamilton Lane Inc. Class A	1,044	65
	Provident Financial Services Inc.	2,708	64
	Heartland Financial USA Inc.	1,473	64
	Industrial Logistics Properties Trust	2,977	64
	Easterly Government Properties Inc.	3,089	63
	Uniti Group Inc.	8,585	63
	Safety Insurance Group Inc.	650	63
	ServisFirst Bancshares Inc.	2,050	62
	American Finance Trust Inc.	5,180	62
	Eagle Bancorp Inc.	1,518	62
	Employers Holdings Inc.	1,431	62
	TPG RE Finance Trust Inc.	3,161	61
	Artisan Partners Asset Management Inc. Class A	2,263	60
	Office Properties Income Trust	2,199	60
	Berkshire Hills Bancorp Inc.	2,021	59
	AMERISAFE Inc.	853	59
	Tanger Factory Outlet Centers Inc.	4,009	57
	Newmark Group Inc. Class A	6,483	56
	Independence Realty Trust Inc.	4,025	56
	Veritex Holdings Inc.	2,370	56
	Meta Financial Group Inc.	1,809	56
	Seritage Growth Properties Class A	1,427	56
	Cohen & Steers Inc.	1,034	56
	Nelnet Inc. Class A	820	55
	Park National Corp.	609	55
	New York Mortgage Trust Inc.	8,912	55
	FGL Holdings	6,822	54
	Monmouth Real Estate Investment Corp.	4,131	54
	Sandy Spring Bancorp Inc.	1,598	54
	Universal Health Realty Income Trust	553	53
	First Commonwealth Financial Corp.	4,307	53
	Waddell & Reed Financial Inc. Class A	3,283	53
*	Seacoast Banking Corp. of Florida	2,258	53
	S&T Bancorp Inc.	1,524	52
	City Holding Co.	697	52
*	Encore Capital Group Inc.	1,399	52
	Kite Realty Group Trust	3,607	52
	Tompkins Financial Corp.	649	51
*	Cardtronics plc Class A	1,719	51
	Summit Hotel Properties Inc.	4,538	51
	Brookline Bancorp Inc.	3,501	49
	Kearny Financial Corp.	3,855	48
	OceanFirst Financial Corp.	2,283	48
	OFG Bancorp	2,274	47
	Lakeland Financial Corp.	1,092	46
	Colony Credit Real Estate Inc.	3,633	46
	Flagstar Bancorp Inc.	1,247	45
	Getty Realty Corp.	1,423	45
	Southside Bancshares Inc.	1,365	45
	BancFirst Corp.	832	45
	First Bancorp	1,270	45
	Piper Jaffray Cos.	609	44
	Enterprise Financial Services Corp.	1,106	44
	United Fire Group Inc.	962	43
	PJT Partners Inc.	1,040	43
	National Bank Holdings Corp. Class A	1,323	43
	TriCo Bancshares	1,209	43
*	Allegiance Bancshares Inc.	1,309	42
*	Evo Payments Inc. Class A	1,425	42
	ARMOUR Residential REIT Inc.	2,569	42

18

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Heritage Financial Corp.	1,577	41
	Virtu Financial Inc. Class A	2,176	41
	RPT Realty	3,367	40
*	World Acceptance Corp.	301	40
*	LendingClub Corp.	3,047	40
	NexPoint Residential Trust Inc.	851	39
	Granite Point Mortgage Trust Inc.	2,140	39
	Armada Hoffler Properties Inc.	2,216	38
	Boston Private Financial Holdings Inc.	3,596	38
	American National Insurance Co.	334	38
	Meridian Bancorp Inc.	2,173	38
	Investors Real Estate Trust	546	38
	Innovative Industrial Properties Inc.	424	38
*	Ambac Financial Group Inc.	2,089	38
*	Marcus & Millichap Inc.	1,043	38
	CatchMark Timber Trust Inc. Class A	3,778	37
*	Columbia Financial Inc.	2,449	37
	TFS Financial Corp.	2,119	37
	Ellington Financial Inc.	2,097	37
	Alexander’s Inc.	97	37
	Stewart Information Services Corp.	1,019	37
	Franklin Street Properties Corp.	4,706	36
	Stock Yards Bancorp Inc.	977	35
	Chatham Lodging Trust	2,125	35
	NorthStar Realty Europe Corp.	2,045	35
	iStar Inc.	2,686	34
	Universal Insurance Holdings Inc.	1,372	34
*	Triumph Bancorp Inc.	1,140	34
*	Enova International Inc.	1,425	34
	Community Healthcare Trust Inc.	794	34
*	MBIA Inc.	3,735	34
	Federal Agricultural Mortgage Corp.	408	34
*	PennyMac Financial Services Inc.	1,126	33
	National Western Life Group Inc. Class A	129	33
	Virtus Investment Partners Inc.	310	33
	Central Pacific Financial Corp.	1,182	33
	Univest Financial Corp.	1,295	33
	RMR Group Inc. Class A	701	33
	TrustCo Bank Corp. NY	4,238	33
*	Third Point Reinsurance Ltd.	3,446	32
*,^	Trupanion Inc.	1,339	32
	German American Bancorp Inc.	1,045	32
	Washington Trust Bancorp Inc.	681	32
	Brightsphere Investment Group Inc.	3,426	31
	1st Source Corp.	700	31
	Cass Information Systems Inc.	609	31
	Bryn Mawr Bank Corp.	901	31
*	Mr Cooper Group Inc.	3,477	31
	Carolina Financial Corp.	888	30
	Lakeland Bancorp Inc.	2,022	30
	Banc of California Inc.	2,056	30
*	INTL. FCStone Inc.	763	30
	Preferred Bank	596	30
	WisdomTree Investments Inc.	6,122	29
	Preferred Apartment Communities Inc. Class A	2,181	29
	State Auto Financial Corp.	917	29
	Northfield Bancorp Inc.	1,864	29
	Camden National Corp.	697	29
*	Everi Holdings Inc.	3,218	29
	United Financial Bancorp Inc.	2,294	29
	Oritani Financial Corp.	1,665	29
	Gladstone Commercial Corp.	1,256	28
	Dime Community Bancshares Inc.	1,428	28
	Urstadt Biddle Properties Inc. Class A	1,341	28

19

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	FB Financial Corp.	783	28
	ConnectOne Bancorp Inc.	1,369	28
*	HomeStreet Inc.	1,062	28
	Capstead Mortgage Corp.	3,837	28
	Community Trust Bancorp Inc.	713	28
	Great Southern Bancorp Inc.	490	28
	Origin Bancorp Inc.	859	28
*	Focus Financial Partners Inc. Class A	1,339	27
*	St. Joe Co.	1,504	27
	FBL Financial Group Inc. Class A	498	27
	Saul Centers Inc.	532	27
*	Carter Bank & Trust	1,375	26
	Washington Prime Group Inc.	8,032	26
	Horizon Bancorp Inc.	1,557	25
	Midland States Bancorp Inc.	979	25
	MBT Financial Corp.	2,551	25
	Front Yard Residential Corp.	2,244	25
	Peoples Bancorp Inc.	801	25
	Realogy Holdings Corp.	5,100	24
	CorEnergy Infrastructure Trust Inc.	538	24
	First Foundation Inc.	1,730	24
	QCR Holdings Inc.	682	24
	Flushing Financial Corp.	1,232	24
	First Defiance Financial Corp.	902	24
	Banco Latinoamericano de Comercio Exterior SA	1,296	23
	Retail Value Inc.	635	23
*	Watford Holdings Ltd.	1,008	23
	First Bancshares Inc.	734	23
	Hanmi Financial Corp.	1,292	23
	New Senior Investment Group Inc.	3,680	23
	City Office REIT Inc.	1,694	23
	First Community Bankshares Inc.	718	23
	Bluerock Residential Growth REIT Inc. Class A	1,835	23
	Bank of Marin Bancorp	556	23
*	Nicolet Bankshares Inc.	356	23
	Hersha Hospitality Trust Class A	1,621	23
	Mercantile Bank Corp.	728	22
*	Customers Bancorp Inc.	1,179	22
	First of Long Island Corp.	1,014	22
	Goosehead Insurance Inc. Class A	475	22
	First Financial Corp.	539	22
	Peapack Gladstone Financial Corp.	761	21
	Heritage Commerce Corp.	1,837	21
*	Bancorp Inc.	2,287	21
	Live Oak Bancshares Inc.	1,158	21
	CBTX Inc.	765	21
	Opus Bank	972	20
	Bridge Bancorp Inc.	746	20
*	TriState Capital Holdings Inc.	1,016	20
	Financial Institutions Inc.	688	20
	Independent Bank Corp.	1,025	20
	UMH Properties Inc.	1,536	20
*	Cowen Inc. Class A	1,261	20
	RE/MAX Holdings Inc. Class A	758	19
	Diamond Hill Investment Group Inc.	144	19
	Whitestone REIT	1,549	19
	AG Mortgage Investment Trust Inc.	1,282	19
	United Community Financial Corp.	1,982	19
	Bank First Corp.	351	19
	Och-Ziff Capital Management Group Inc. Class A	839	19
*,^	Paysign Inc.	1,416	19
	Old Line Bancshares Inc.	711	19
	KKR Real Estate Finance Trust Inc.	984	19
	Waterstone Financial Inc.	1,112	18

20

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Atlantic Capital Bancshares Inc.	1,129	18
	One Liberty Properties Inc.	684	18
	Western Asset Mortgage Capital Corp.	1,945	18
	Ares Commercial Real Estate Corp.	1,219	18
	First Mid Bancshares Inc.	568	18
	B. Riley Financial Inc.	849	18
	Ready Capital Corp.	1,208	18
*	Byline Bancorp Inc.	1,029	18
	Arrow Financial Corp.	548	18
*	EZCORP Inc. Class A	2,205	17
	HomeTrust Bancshares Inc.	686	17
*	CorePoint Lodging Inc.	1,878	17
	Franklin Financial Network Inc.	589	17
*	Equity Bancshares Inc. Class A	671	17
	Republic Bancorp Inc. Class A	399	17
	People’s Utah Bancorp	639	17
	Heritage Insurance Holdings Inc.	1,286	17
*	Donnelley Financial Solutions Inc.	1,578	17
	Jernigan Capital Inc.	868	17
	CNB Financial Corp.	633	17
*	FRP Holdings Inc.	329	16
	Farmers National Banc Corp.	1,180	16
	Old Second Bancorp Inc.	1,349	16
*	Tejon Ranch Co.	938	16
	Global Medical REIT Inc.	1,428	16
^	Pennsylvania REIT	3,024	16
	Spirit MTA REIT	1,847	16
	MidWestOne Financial Group Inc.	533	15
	PCSB Financial Corp.	778	15
*	Amerant Bancorp Inc.	925	15
	Capital City Bank Group Inc.	627	15
	Bar Harbor Bankshares	685	15
	American National Bankshares Inc.	439	15
	West Bancorporation Inc.	714	15
	Cambridge Bancorp	198	15
	Consolidated-Tomoka Land Co.	226	14
	Dynex Capital Inc.	1,012	14
	Business First Bancshares Inc.	603	14
	Peoples Financial Services Corp.	314	14
	Anworth Mortgage Asset Corp.	4,522	14
	Sierra Bancorp	564	14
	EMC Insurance Group Inc.	385	14
	Home Bancorp Inc.	368	14
	Exantas Capital Corp.	1,214	14
*	Citizens Inc. Class A	2,096	13
	Civista Bancshares Inc.	636	13
	Oppenheimer Holdings Inc. Class A	466	13
	Southern Missouri Bancorp Inc.	377	13
	Summit Financial Group Inc.	505	12
	Macatawa Bank Corp.	1,254	12
	Orchid Island Capital Inc.	2,218	12
	Citizens & Northern Corp.	501	12
	Braemar Hotels & Resorts Inc.	1,291	12
	Enterprise Bancorp Inc.	409	12
*	Bridgewater Bancshares Inc.	1,052	12
	BBX Capital Corp. Class A	2,810	12
	Northrim BanCorp Inc.	322	12
	Independence Holding Co.	314	12
*	HarborOne Bancorp Inc.	1,167	12
	RBB Bancorp	625	12
	HCI Group Inc.	293	11
	Greenhill & Co. Inc.	808	11
*	Greenlight Capital Re Ltd. Class A	1,195	11
	Southern National Bancorp of Virginia Inc.	749	11

21

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Guaranty Bancshares Inc.	362	11
*	Rafael Holdings Inc. Class B	537	11
	Orrstown Financial Services Inc.	508	11
	United Insurance Holdings Corp.	914	11
	Ashford Hospitality Trust Inc.	3,763	11
	First Bancorp Inc.	413	10
	Farmers & Merchants Bancorp Inc.	410	10
	Global Indemnity Ltd.	407	10
	Century Bancorp Inc. Class A	129	10
	Great Ajax Corp.	716	10
*	Spirit of Texas Bancshares Inc.	504	10
	Hingham Institution for Savings	57	10
*	NI Holdings Inc.	611	10
*	SmartFinancial Inc.	526	10
*	Health Insurance Innovations Inc. Class A	555	10
	Reliant Bancorp Inc.	442	10
	Western New England Bancorp Inc.	1,132	10
*	Ocwen Financial Corp.	5,607	10
*	Curo Group Holdings Corp.	734	10
	LCNB Corp.	596	10
*	Southern First Bancshares Inc.	261	10
*	Metropolitan Bank Holding Corp.	275	10
*	On Deck Capital Inc.	3,013	10
	Capstar Financial Holdings Inc.	632	10
*	Baycom Corp.	441	10
	Territorial Bancorp Inc.	350	10
*	I3 Verticals Inc. Class A	423	10
	Ladenburg Thalmann Financial Services Inc.	4,872	10
	Safehold Inc.	325	10
*	Safeguard Scientifics Inc.	794	9
	Luther Burbank Corp.	906	9
*	Hallmark Financial Services Inc.	539	9
	Penns Woods Bancorp Inc.	228	9
	Marlin Business Services Corp.	429	9
	Investors Title Co.	63	9
	Cedar Realty Trust Inc.	3,901	9
	Central Valley Community Bancorp	471	9
	Gladstone Land Corp.	798	9
	Merchants Bancorp	578	9
*	Entegra Financial Corp.	305	9
	Ames National Corp.	346	9
	National Bankshares Inc.	273	9
*	Regional Management Corp.	355	9
	Premier Financial Bancorp Inc.	586	9
	Shore Bancshares Inc.	590	9
	ACNB Corp.	269	9
	Cherry Hill Mortgage Investment Corp.	749	9
*	Altisource Portfolio Solutions SA	449	9
	FS Bancorp Inc.	183	9
	PCB Bancorp	536	9
	Timberland Bancorp Inc.	344	9
	Pzena Investment Management Inc. Class A	1,073	9
*	FVCBankcorp Inc.	527	9
	Amalgamated Bank Class A	532	9
	Norwood Financial Corp.	274	8
*	Palomar Holdings Inc.	247	8
	Westwood Holdings Group Inc.	306	8
	First Choice Bancorp	399	8
	GAMCO Investors Inc. Class A	467	8
	Sterling Bancorp Inc.	879	8
*	Malvern Bancorp Inc.	385	8
	First Internet Bancorp	401	8
*	Forestar Group Inc.	424	8
	Codorus Valley Bancorp Inc.	361	8

22

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Republic First Bancorp Inc.	1,992	8
	Investar Holding Corp.	346	8
	Bank of Princeton	298	8
	BCB Bancorp Inc.	642	8
	MutualFirst Financial Inc.	261	8
	First Capital Inc.	139	8
*	Stratus Properties Inc.	299	8
	Protective Insurance Corp. Class B	471	8
	Bankwell Financial Group Inc.	288	8
	Evans Bancorp Inc.	221	8
	CBL & Associates Properties Inc.	8,083	7
	Tiptree Inc.	1,054	7
	Bank of Commerce Holdings	731	7
	SB One Bancorp	325	7
	Parke Bancorp Inc.	318	7
*	PICO Holdings Inc.	749	7
	Northeast Bank	343	7
*	International Money Express Inc.	552	7
	Community Bankers Trust Corp.	914	7
	United Security Bancshares	683	7
	C&F Financial Corp.	149	7
*	Howard Bancorp Inc.	469	7
	ESSA Bancorp Inc.	453	7
	FNCB Bancorp Inc.	938	7
	MidSouth Bancorp Inc.	667	7
	First Business Financial Services Inc.	306	7
	BRT Apartments Corp.	474	7
	Donegal Group Inc. Class A	470	7
*	MainStreet Bancshares Inc.	318	7
	Community Financial Corp.	215	7
	Farmland Partners Inc.	1,120	7
	Arlington Asset Investment Corp. Class A	1,362	7
	Riverview Bancorp Inc.	953	7
	FedNat Holding Co.	541	7
	Ohio Valley Banc Corp.	205	7
	Level One Bancorp Inc.	280	7
*	Siebert Financial Corp.	599	7
	Fidelity D&D Bancorp Inc.	119	7
	Colony Bankcorp Inc.	410	7
*	PDL Community Bancorp	462	6
	OP Bancorp	676	6
	Provident Financial Holdings Inc.	318	6
	Clipper Realty Inc.	586	6
	Greene County Bancorp Inc.	238	6
	Unity Bancorp Inc.	326	6
*	MMA Capital Holdings Inc.	215	6
	MVB Financial Corp.	331	6
	Peoples Bancorp of North Carolina Inc.	222	6
*	Esquire Financial Holdings Inc.	262	6
	First Bank	580	6
	Mid Penn Bancorp Inc.	248	6
	DNB Financial Corp.	146	6
	BankFinancial Corp.	514	6
*	Pacific Mercantile Bancorp	782	6
	First Financial Northwest Inc.	431	6
*	Select Bancorp Inc.	539	6
	1st Constitution Bancorp	337	6
	Chemung Financial Corp.	145	6
*	Coastal Financial Corp.	380	6
	GAIN Capital Holdings Inc.	1,231	6
	Franklin Financial Services Corp.	177	6
	Mackinac Financial Corp.	389	6
	Silvercrest Asset Management Group Inc. Class A	407	5
	Hawthorn Bancshares Inc.	239	5

23

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Crawford & Co. Class A	541	5
	First Northwest Bancorp	324	5
	Oak Valley Bancorp	316	5
	Union Bankshares Inc.	183	5
*	eXp World Holdings Inc.	559	5
	Prudential Bancorp Inc.	299	5
*	Medallion Financial Corp.	911	4
*	Elevate Credit Inc.	907	4
	First Guaranty Bancshares Inc.	199	4
*	Provident Bancorp Inc.	141	4
*	Maui Land & Pineapple Co. Inc.	338	4
	South Plains Financial Inc.	201	3
	CIM Commercial Trust Corp.	164	3
	Associated Capital Group Inc. Class A	94	3
*	Capital Bancorp Inc.	227	3
*	Priority Technology Holdings Inc.	439	2
*	American Realty Investors Inc.	208	2
*	Bank7 Corp.	100	2
*	MoneyGram International Inc.	18	—
			280,943
Health Care (13.3%)
	Johnson & Johnson	121,604	15,609
	Merck & Co. Inc.	117,897	10,195
	UnitedHealth Group Inc.	43,270	10,125
	Pfizer Inc.	254,661	9,053
	Abbott Laboratories	78,837	6,726
	Medtronic plc	61,437	6,628
	Amgen Inc.	27,903	5,821
	Thermo Fisher Scientific Inc.	18,250	5,239
	AbbVie Inc.	67,665	4,448
	Eli Lilly & Co.	39,359	4,446
	Danaher Corp.	29,135	4,140
	Gilead Sciences Inc.	58,328	3,706
	Bristol-Myers Squibb Co.	74,865	3,599
	Stryker Corp.	15,698	3,464
	Becton Dickinson and Co.	12,255	3,112
*	Celgene Corp.	32,145	3,112
	Anthem Inc.	11,777	3,080
	Zoetis Inc.	21,903	2,769
*	Boston Scientific Corp.	63,535	2,715
*	Intuitive Surgical Inc.	5,243	2,681
	Cigna Corp.	17,043	2,624
	Allergan plc	15,007	2,397
*	Vertex Pharmaceuticals Inc.	11,716	2,109
*	Edwards Lifesciences Corp.	9,494	2,106
*	Biogen Inc.	8,839	1,942
	Baxter International Inc.	22,070	1,941
*	Illumina Inc.	6,713	1,889
	Humana Inc.	6,173	1,748
	HCA Healthcare Inc.	12,328	1,482
	Zimmer Biomet Holdings Inc.	9,378	1,305
*	IQVIA Holdings Inc.	8,204	1,273
	McKesson Corp.	8,774	1,213
*	IDEXX Laboratories Inc.	3,886	1,126
*	Regeneron Pharmaceuticals Inc.	3,731	1,082
	Agilent Technologies Inc.	14,514	1,032
	Cerner Corp.	14,791	1,019
*	Alexion Pharmaceuticals Inc.	9,851	993
*	Veeva Systems Inc. Class A	5,815	933
	ResMed Inc.	6,487	904
*	Centene Corp.	18,705	872
	Teleflex Inc.	2,109	767
*	Laboratory Corp. of America Holdings	4,487	752
*	DexCom Inc.	4,137	710

24

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Exact Sciences Corp.	5,829	695
	Cooper Cos. Inc.	2,223	689
*	Incyte Corp.	8,101	663
*	Align Technology Inc.	3,619	663
	Quest Diagnostics Inc.	6,138	628
*	WellCare Health Plans Inc.	2,289	620
*	BioMarin Pharmaceutical Inc.	8,142	611
*	Hologic Inc.	12,165	601
	STERIS plc	3,828	591
	Cardinal Health Inc.	13,642	588
	AmerisourceBergen Corp. Class A	6,943	571
	Universal Health Services Inc. Class B	3,693	534
	Dentsply Sirona Inc.	10,184	531
	West Pharmaceutical Services Inc.	3,342	486
*	Mylan NV	23,499	458
*	Elanco Animal Health Inc.	17,059	444
*	Varian Medical Systems Inc.	4,157	440
*	Insulet Corp.	2,711	418
	PerkinElmer Inc.	5,036	416
*	Neurocrine Biosciences Inc.	4,117	409
*	Sage Therapeutics Inc.	2,304	396
*	ABIOMED Inc.	2,027	391
*	Alnylam Pharmaceuticals Inc.	4,842	391
*	Molina Healthcare Inc.	2,848	371
*	Ionis Pharmaceuticals Inc.	5,834	369
*	Seattle Genetics Inc.	4,969	361
*	QIAGEN NV	10,103	350
*	Novocure Ltd.	3,847	350
*	Catalent Inc.	6,585	347
*	Masimo Corp.	2,151	330
	Hill-Rom Holdings Inc.	3,053	329
	Bio-Techne Corp.	1,711	328
*	DaVita Inc.	5,811	328
*	Bio-Rad Laboratories Inc. Class A	969	327
*	Jazz Pharmaceuticals plc	2,525	324
*	Haemonetics Corp.	2,326	311
	Chemed Corp.	711	305
*	Sarepta Therapeutics Inc.	3,217	290
*	Charles River Laboratories International Inc.	2,197	288
	Encompass Health Corp.	4,480	272
*	Exelixis Inc.	13,580	270
	Perrigo Co. plc	5,757	269
*	PRA Health Sciences Inc.	2,672	264
*	Bluebird Bio Inc.	2,503	259
*	Medidata Solutions Inc.	2,747	252
*	Horizon Therapeutics plc	8,368	231
*	Penumbra Inc.	1,441	210
	Bruker Corp.	4,724	204
*	Repligen Corp.	2,194	204
*	Integra LifeSciences Holdings Corp.	3,234	194
*	Teladoc Health Inc.	3,230	187
*	Amedisys Inc.	1,426	184
*	HealthEquity Inc.	3,090	183
*	Tandem Diabetes Care Inc.	2,501	181
*	Globus Medical Inc.	3,483	178
*	Blueprint Medicines Corp.	2,242	172
*	LivaNova plc	2,190	170
*	Neogen Corp.	2,331	164
*	LHC Group Inc.	1,367	162
*	United Therapeutics Corp.	1,958	162
*	FibroGen Inc.	3,501	156
	Cantel Medical Corp.	1,689	155
*	Spark Therapeutics Inc.	1,546	151
*	NuVasive Inc.	2,351	149

25

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Alkermes plc	7,073	148
*	Syneos Health Inc.	2,824	148
*	Arrowhead Pharmaceuticals Inc.	4,219	144
*	ICU Medical Inc.	889	144
*	HMS Holdings Corp.	3,931	144
*	Guardant Health Inc.	1,570	137
*	Nektar Therapeutics Class A	7,726	136
*	ACADIA Pharmaceuticals Inc.	4,841	134
*	Ultragenyx Pharmaceutical Inc.	2,458	134
*	Omnicell Inc.	1,858	133
*	Medicines Co.	3,175	133
	CONMED Corp.	1,233	124
*	AMN Healthcare Services Inc.	2,093	122
*	Halozyme Therapeutics Inc.	7,354	121
*	Wright Medical Group NV	5,721	119
*	Arena Pharmaceuticals Inc.	2,250	119
*	PTC Therapeutics Inc.	2,573	115
	Ensign Group Inc.	2,296	115
*	MyoKardia Inc.	2,096	113
*	Global Blood Therapeutics Inc.	2,450	113
*	Nevro Corp.	1,341	112
*	Amicus Therapeutics Inc.	11,221	111
*	Iovance Biotherapeutics Inc.	5,191	109
*	Integer Holdings Corp.	1,473	107
*	Acadia Healthcare Co. Inc.	3,938	104
*	Immunomedics Inc.	8,134	104
*	Glaukos Corp.	1,615	104
*	Quidel Corp.	1,626	103
*	Medpace Holdings Inc.	1,253	101
*	Tenet Healthcare Corp.	4,645	101
*	NeoGenomics Inc.	4,002	100
*	Genomic Health Inc.	1,274	98
*	Invitae Corp.	3,909	95
*	Mirati Therapeutics Inc.	1,150	94
*	Cambrex Corp.	1,536	92
*	Emergent BioSolutions Inc.	2,081	91
*	Acceleron Pharma Inc.	2,000	90
*	Agios Pharmaceuticals Inc.	2,344	89
*	Portola Pharmaceuticals Inc.	2,996	87
*	Natera Inc.	2,611	86
*	iRhythm Technologies Inc.	1,120	85
*	Merit Medical Systems Inc.	2,439	85
*	Premier Inc. Class A	2,371	84
*	Zogenix Inc.	1,930	82
*	Select Medical Holdings Corp.	5,048	82
*	MEDNAX Inc.	3,882	82
*	Ligand Pharmaceuticals Inc.	883	80
*	Xencor Inc.	2,136	80
	US Physical Therapy Inc.	571	76
*	Prestige Consumer Healthcare Inc.	2,390	76
*	Cardiovascular Systems Inc.	1,561	76
*	Myriad Genetics Inc.	3,156	74
*	Avanos Medical Inc.	2,163	72
*	Intercept Pharmaceuticals Inc.	1,109	71
*	Allakos Inc.	793	70
*	Allscripts Healthcare Solutions Inc.	7,688	70
*	Reata Pharmaceuticals Inc. Class A	905	70
*	Pacira BioSciences Inc.	1,843	69
*	Brookdale Senior Living Inc.	8,180	67
*	Ironwood Pharmaceuticals Inc. Class A	6,899	64
	Patterson Cos. Inc.	3,812	64
*	Magellan Health Inc.	1,004	63
*	Apellis Pharmaceuticals Inc.	2,169	63
*	Coherus Biosciences Inc.	2,789	62

26

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Supernus Pharmaceuticals Inc.	2,274	61
*	Heron Therapeutics Inc.	3,295	61
*	Audentes Therapeutics Inc.	1,962	61
*	STAAR Surgical Co.	2,026	61
*	BioTelemetry Inc.	1,531	61
*	Veracyte Inc.	2,238	59
*	Insmed Inc.	3,575	59
*	Biohaven Pharmaceutical Holding Co. Ltd.	1,497	59
*	G1 Therapeutics Inc.	1,585	58
*	Momenta Pharmaceuticals Inc.	4,526	57
*	Corcept Therapeutics Inc.	4,511	57
*	Radius Health Inc.	1,999	57
*	Sangamo Therapeutics Inc.	5,163	56
*	Editas Medicine Inc.	2,211	55
*	Enanta Pharmaceuticals Inc.	775	55
*	Allogene Therapeutics Inc.	1,933	53
*	R1 RCM Inc.	4,501	52
*	REGENXBIO Inc.	1,495	52
	Atrion Corp.	66	51
*	Tabula Rasa HealthCare Inc.	882	50
*	AtriCure Inc.	1,719	47
	National HealthCare Corp.	566	46
*	Epizyme Inc.	3,482	45
*	Theravance Biopharma Inc.	2,048	45
*	AnaptysBio Inc.	1,096	45
*	ArQule Inc.	4,972	45
*	CryoLife Inc.	1,659	44
*	Inspire Medical Systems Inc.	634	44
*	Varex Imaging Corp.	1,661	44
*	Addus HomeCare Corp.	492	43
*	Natus Medical Inc.	1,539	43
*	Fate Therapeutics Inc.	2,605	42
*	CareDx Inc.	1,848	42
*	Aimmune Therapeutics Inc.	2,036	41
*	Orthofix Medical Inc.	816	41
*	Aerie Pharmaceuticals Inc.	1,895	41
*	Esperion Therapeutics Inc.	1,109	41
*	Tactile Systems Technology Inc.	805	41
	Luminex Corp.	1,947	40
*	Madrigal Pharmaceuticals Inc.	426	39
*	Inogen Inc.	850	39
*	Athenex Inc.	2,644	39
*	Denali Therapeutics Inc.	2,146	39
*	Ra Pharmaceuticals Inc.	1,407	38
*	NanoString Technologies Inc.	1,486	38
*	Tivity Health Inc.	2,058	38
*	Lantheus Holdings Inc.	1,724	37
*	Amphastar Pharmaceuticals Inc.	1,665	37
*,^	Omeros Corp.	2,015	37
*	UroGen Pharma Ltd.	1,092	37
*	Pacific Biosciences of California Inc.	6,631	37
*	Spectrum Pharmaceuticals Inc.	4,965	36
*	NextGen Healthcare Inc.	2,543	36
*,^	ZIOPHARM Oncology Inc.	7,187	36
*	Cara Therapeutics Inc.	1,522	36
*	Tricida Inc.	1,011	35
*	Innoviva Inc.	3,003	35
*	Codexis Inc.	2,479	35
*	CorVel Corp.	411	35
*	Cytokinetics Inc.	2,431	34
	National Research Corp.	530	34
*	Anika Therapeutics Inc.	595	34
*	Hanger Inc.	1,759	33
*	Cerus Corp.	6,139	33

27

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Vanda Pharmaceuticals Inc.	2,328	33
*	Vericel Corp.	1,947	32
*	Dicerna Pharmaceuticals Inc.	2,311	32
*	AngioDynamics Inc.	1,731	32
*	Twist Bioscience Corp.	1,081	31
*	MacroGenics Inc.	2,104	30
*	Providence Service Corp.	535	30
*	Axsome Therapeutics Inc.	1,164	30
*	Alder Biopharmaceuticals Inc.	3,293	29
*	Prothena Corp. plc	3,329	28
*	Surmodics Inc.	593	28
*	Atara Biotherapeutics Inc.	2,052	28
*	ANI Pharmaceuticals Inc.	414	27
*	Axonics Modulation Technologies Inc.	810	27
*	OPKO Health Inc.	14,639	27
*	Achillion Pharmaceuticals Inc.	6,155	27
*	RadNet Inc.	1,918	27
*	Catalyst Pharmaceuticals Inc.	4,325	27
*	PetIQ Inc. Class A	823	26
*,^	TherapeuticsMD Inc.	8,892	26
*	Eagle Pharmaceuticals Inc.	443	25
*	Eidos Therapeutics Inc.	594	25
*	WaVe Life Sciences Ltd.	1,067	25
*	Adverum Biotechnologies Inc.	2,350	24
*,^	Accelerate Diagnostics Inc.	1,288	24
*	BioSpecifics Technologies Corp.	435	24
*	Y-mAbs Therapeutics Inc.	901	24
*	Deciphera Pharmaceuticals Inc.	657	24
*	Antares Pharma Inc.	7,322	24
*	Principia Biopharma Inc.	592	23
*	Endo International plc	9,748	23
*	PDL BioPharma Inc.	9,783	23
*	Heska Corp.	325	23
*	Axogen Inc.	1,431	23
*	Rhythm Pharmaceuticals Inc.	1,002	23
	LeMaitre Vascular Inc.	712	23
*	Intersect ENT Inc.	1,362	22
*	Karyopharm Therapeutics Inc.	2,582	22
*	BioDelivery Sciences International Inc.	5,151	22
*	Retrophin Inc.	1,753	22
*	Revance Therapeutics Inc.	2,060	22
*	Intellia Therapeutics Inc.	1,524	22
*	Akebia Therapeutics Inc.	5,235	22
*	TG Therapeutics Inc.	3,463	21
*	Rigel Pharmaceuticals Inc.	12,512	21
*	Arvinas Inc.	812	21
*	Triple-S Management Corp. Class B	1,021	21
*	Viking Therapeutics Inc.	3,013	21
*	Kindred Biosciences Inc.	2,788	21
*	Stemline Therapeutics Inc.	1,726	21
*	Kura Oncology Inc.	1,352	21
*	Homology Medicines Inc.	1,074	20
*	Fluidigm Corp.	3,483	19
*	Cutera Inc.	661	19
*	Voyager Therapeutics Inc.	1,055	19
*	Gossamer Bio Inc.	897	19
*	Avid Bioservices Inc.	2,709	19
*	Option Care Health Inc.	5,299	19
*	Flexion Therapeutics Inc.	1,406	18
*	Cymabay Therapeutics Inc.	3,124	18
*	Collegium Pharmaceutical Inc.	1,586	18
	Phibro Animal Health Corp. Class A	866	18
*	Dermira Inc.	2,228	18
*	Syros Pharmaceuticals Inc.	1,621	18

28

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Krystal Biotech Inc.	395	18
*	ImmunoGen Inc.	6,524	18
*,^	Intrexon Corp.	3,028	18
*	CytomX Therapeutics Inc.	2,012	18
*	Corindus Vascular Robotics Inc.	4,138	18
*	Moderna Inc.	1,112	17
*	OraSure Technologies Inc.	2,574	17
*	Cross Country Healthcare Inc.	1,644	17
*	Progenics Pharmaceuticals Inc.	3,730	16
*	Intra-Cellular Therapies Inc.	1,902	16
	Meridian Bioscience Inc.	1,743	16
*	Turning Point Therapeutics Inc.	288	16
*	MediciNova Inc.	1,779	15
*	AMAG Pharmaceuticals Inc.	1,391	15
*	Lannett Co. Inc.	1,456	15
*	Shockwave Medical Inc.	358	15
*	Rocket Pharmaceuticals Inc.	1,367	15
*	Avrobio Inc.	757	15
*	Rubius Therapeutics Inc.	1,548	14
*	MeiraGTx Holdings plc	709	14
*	Puma Biotechnology Inc.	1,334	14
*	Xeris Pharmaceuticals Inc.	1,237	14
*	Agenus Inc.	4,972	14
	Owens & Minor Inc.	2,810	14
*	GenMark Diagnostics Inc.	2,366	14
	Utah Medical Products Inc.	144	14
*	SI-BONE Inc.	719	14
*	Corbus Pharmaceuticals Holdings Inc.	2,588	13
*	Silk Road Medical Inc.	309	13
*	BioCryst Pharmaceuticals Inc.	4,395	13
*	Kadmon Holdings Inc.	6,093	13
*	Dynavax Technologies Corp. Class A	2,992	12
*	Akcea Therapeutics Inc.	582	12
*	Translate Bio Inc.	1,345	12
*	Gritstone Oncology Inc.	1,201	12
*	Kodiak Sciences Inc.	1,099	12
*	SIGA Technologies Inc.	2,399	12
*	Quanterix Corp.	452	12
*	Apyx Medical Corp.	1,669	12
*	OrthoPediatrics Corp.	364	12
*	ChemoCentryx Inc.	1,752	12
*	Akorn Inc.	4,022	12
	Computer Programs & Systems Inc.	548	12
*	Clovis Oncology Inc.	2,058	12
*	Arcus Biosciences Inc.	1,443	11
*	ViewRay Inc.	2,791	11
*	Assembly Biosciences Inc.	969	11
*	Eiger BioPharmaceuticals Inc.	986	11
*	Sorrento Therapeutics Inc.	5,063	11
*	Concert Pharmaceuticals Inc.	1,051	11
*	Albireo Pharma Inc.	428	10
*	Accuray Inc.	3,840	10
*	Odonate Therapeutics Inc.	332	10
*	Pfenex Inc.	1,377	10
*	Magenta Therapeutics Inc.	975	10
*	Joint Corp.	594	10
*	Beyondspring Inc.	550	10
*	Minerva Neurosciences Inc.	1,384	10
*	Geron Corp.	7,024	10
*	Pieris Pharmaceuticals Inc.	2,101	10
*	Community Health Systems Inc.	3,913	10
*,^	AcelRx Pharmaceuticals Inc.	4,174	10
*	Cyclerion Therapeutics Inc.	1,008	10
*	La Jolla Pharmaceutical Co.	991	9

29

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Amneal Pharmaceuticals Inc.	3,713	9
*	Recro Pharma Inc.	800	9
*	OptimizeRx Corp.	567	9
*	Mallinckrodt plc	3,586	9
*	TransEnterix Inc.	9,831	9
*	Palatin Technologies Inc.	9,894	9
*	MannKind Corp.	8,065	9
*	Protagonist Therapeutics Inc.	655	9
*	Inovio Pharmaceuticals Inc.	3,944	8
*	Zynerba Pharmaceuticals Inc.	784	8
*	Five Prime Therapeutics Inc.	1,533	8
*	CASI Pharmaceuticals Inc.	2,498	8
*	RTI Surgical Holdings Inc.	2,555	8
*	Sientra Inc.	1,185	8
*	Ardelyx Inc.	2,330	8
*	Alphatec Holdings Inc.	1,507	8
*	Ocular Therapeutix Inc.	1,833	8
*	KalVista Pharmaceuticals Inc.	502	8
*	Alector Inc.	473	8
*	Optinose Inc.	1,002	8
*	Zynex Inc.	854	8
*	Chiasma Inc.	1,438	7
*	Cue Biopharma Inc.	899	7
*	BioLife Solutions Inc.	353	7
*	CorMedix Inc.	944	7
*	Syndax Pharmaceuticals Inc.	852	7
*	Scholar Rock Holding Corp.	676	7
	Invacare Corp.	1,478	7
*	Affimed NV	2,560	7
*	XBiotech Inc.	845	7
*	Misonix Inc.	358	7
*	TransMedics Group Inc.	291	7
*	Eloxx Pharmaceuticals Inc.	1,114	7
*,^	Evolus Inc.	400	7
*	CytoSorbents Corp.	1,520	7
*	Neuronetics Inc.	634	7
*	Aeglea BioTherapeutics Inc.	862	7
*	Cellular Biomedicine Group Inc.	545	7
*,^	CEL-SCI Corp.	937	7
*	Athersys Inc.	5,032	7
*	SeaSpine Holdings Corp.	587	6
*	Acorda Therapeutics Inc.	1,996	6
*	Adamas Pharmaceuticals Inc.	1,010	6
*	Enzo Biochem Inc.	1,946	6
*	Dova Pharmaceuticals Inc.	415	6
*	Crinetics Pharmaceuticals Inc.	389	6
*	Pulse Biosciences Inc.	514	6
*	Replimune Group Inc.	593	6
*	UNITY Biotechnology Inc.	996	6
*	Calithera Biosciences Inc.	1,525	6
*	Rockwell Medical Inc.	2,346	6
*	Anavex Life Sciences Corp.	2,261	6
*	Surgery Partners Inc.	923	6
*	Synthorx Inc.	331	6
*	ADMA Biologics Inc.	1,293	6
*	Paratek Pharmaceuticals Inc.	1,534	6
*	resTORbio Inc.	584	6
*	IntriCon Corp.	309	5
*	Verrica Pharmaceuticals Inc.	542	5
*	GlycoMimetics Inc.	1,587	5
*	Constellation Pharmaceuticals Inc.	724	5
*	Tyme Technologies Inc.	4,473	5
*	ChromaDex Corp.	1,321	5
*	Castlight Health Inc. Class B	3,662	5

30

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Conformis Inc.	2,412	5
*	Avedro Inc.	219	5
*,^	Novavax Inc.	853	5
*	NGM Biopharmaceuticals Inc.	282	5
*	Celcuity Inc.	275	5
*	Forty Seven Inc.	635	5
*	Lineage Cell Therapeutics Inc.	5,108	5
*	Kiniksa Pharmaceuticals Ltd. Class A	538	5
*	MEI Pharma Inc.	2,698	5
*	Solid Biosciences Inc.	565	5
*	Senseonics Holdings Inc.	4,380	4
*	Harpoon Therapeutics Inc.	304	4
*	Marker Therapeutics Inc.	829	4
*	Galectin Therapeutics Inc.	1,286	4
*	Precision BioSciences Inc.	467	4
*	PhaseBio Pharmaceuticals Inc.	460	4
*	Apollo Medical Holdings Inc.	201	4
*	Chimerix Inc.	1,938	4
*	American Renal Associates Holdings Inc.	630	4
*	NextCure Inc.	108	4
*	Aldeyra Therapeutics Inc.	849	4
*	Checkpoint Therapeutics Inc.	1,193	4
*	Seres Therapeutics Inc.	917	4
*	Assertio Therapeutics Inc.	2,554	4
*	Aduro Biotech Inc.	2,914	4
*	Evofem Biosciences Inc.	680	4
*	LogicBio Therapeutics Inc.	357	4
*	Spero Therapeutics Inc.	358	4
*	Kala Pharmaceuticals Inc.	857	4
*	VBI Vaccines Inc.	5,557	3
*	Kaleido Biosciences Inc.	358	3
*	Bioxcel Therapeutics Inc.	339	3
*	BioSig Technologies Inc.	467	3
*	Millendo Therapeutics Inc.	522	3
*	X4 Pharmaceuticals Inc.	248	3
*	EyePoint Pharmaceuticals Inc.	2,081	3
*	Mustang Bio Inc.	780	3
*	Mersana Therapeutics Inc.	1,207	3
*	Savara Inc.	1,297	3
*	Molecular Templates Inc.	569	3
*	Strongbridge Biopharma plc	1,105	3
*	Cortexyme Inc.	143	3
*	Evelo Biosciences Inc.	506	3
*	Tocagen Inc.	841	3
*	Liquidia Technologies Inc.	662	3
*	Catasys Inc.	189	3
*	Menlo Therapeutics Inc.	532	3
*	Jounce Therapeutics Inc.	675	3
*	Lexicon Pharmaceuticals Inc.	1,895	2
*	iRadimed Corp.	114	2
*	Genesis Healthcare Inc.	2,013	2
*	AgeX Therapeutics Inc.	781	2
*	Cerecor Inc.	641	2
*	Vapotherm Inc.	179	2
*	Marinus Pharmaceuticals Inc.	1,781	2
*	Sutro Biopharma Inc.	249	2
*	Kezar Life Sciences Inc.	571	2
*	Neon Therapeutics Inc.	662	2
*	Abeona Therapeutics Inc.	1,138	2
*	Organogenesis Holdings Inc.	424	2
*	Synlogic Inc.	552	2
*	Calyxt Inc.	229	1
*	PolarityTE Inc.	367	1
*	Aclaris Therapeutics Inc.	1,293	1

31

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Osmotica Pharmaceuticals plc	359	1
*	ElectroCore Inc.	557	1
*	Hookipa Pharma Inc.	86	1
*	Fortress Biotech Inc.	93	—
*	Selecta Biosciences Inc.	85	—
*	Durect Corp.	84	—
*	Teligent Inc.	134	—
*	Verastem Inc.	96	—
*	Idera Pharmaceuticals Inc.	51	—
*	Bellicum Pharmaceuticals Inc.	92	—
*	Cohbar Inc.	74	—
*	Zomedica Pharmaceuticals Corp.	269	—
*	Allena Pharmaceuticals Inc.	23	—
*	Melinta Therapeutics Inc.	41	—
^,§	Synergy Pharmaceuticals Inc.	12,927	—
*	Proteostasis Therapeutics Inc.	108	—
*	Miragen Therapeutics Inc.	69	—
*	NantKwest Inc.	61	—
*	T2 Biosystems Inc.	57	—
*	Organovo Holdings Inc.	279	—
*	AVEO Pharmaceuticals Inc.	96	—
*	Arbutus Biopharma Corp.	48	—
*	Ovid therapeutics Inc.	37	—
*	Catalyst Biosciences Inc.	10	—
*	Sienna Biopharmaceuticals Inc.	83	—
*	CTI BioPharma Corp.	85	—
*	Nymox Pharmaceutical Corp.	31	—
*	Tetraphase Pharmaceuticals Inc.	166	—
*	AAC Holdings Inc.	64	—
			177,631
Materials & Processing (3.3%)
	Linde plc	24,839	4,692
	Ecolab Inc.	11,534	2,380
	DuPont de Nemours Inc.	34,306	2,330
	Air Products & Chemicals Inc.	10,065	2,274
	Sherwin-Williams Co.	3,793	1,998
	Newmont Goldcorp Corp.	37,389	1,491
	Dow Inc.	34,260	1,460
	Ingersoll-Rand plc	11,006	1,333
	Ball Corp.	15,095	1,214
	PPG Industries Inc.	10,784	1,195
	LyondellBasell Industries NV Class A	13,435	1,040
	Vulcan Materials Co.	6,002	848
	Fastenal Co.	26,119	800
	Martin Marietta Materials Inc.	2,851	723
	International Paper Co.	18,156	710
	Nucor Corp.	13,923	682
	Celanese Corp. Class A	5,766	654
	Freeport-McMoRan Inc.	66,209	608
	Masco Corp.	13,380	545
	International Flavors & Fragrances Inc.	4,876	535
	FMC Corp.	6,000	518
	CF Industries Holdings Inc.	10,088	486
	Packaging Corp. of America	4,276	430
	Eastman Chemical Co.	6,322	413
	Lennox International Inc.	1,624	412
	RPM International Inc.	5,894	399
	Westrock Co.	11,632	398
	Royal Gold Inc.	2,979	397
*	Crown Holdings Inc.	5,942	391
	AptarGroup Inc.	2,885	353
	Hexcel Corp.	3,868	325
	Albemarle Corp.	4,804	297
	Mosaic Co.	16,083	296

32

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Reliance Steel & Aluminum Co.	2,969	289
	Sealed Air Corp.	7,097	283
	Owens Corning	4,909	282
*	Axalta Coating Systems Ltd.	9,425	272
	Steel Dynamics Inc.	9,698	262
	Sonoco Products Co.	4,532	259
	Versum Materials Inc.	4,985	259
	Watsco Inc.	1,463	239
*	Berry Global Group Inc.	6,022	236
*	Trex Co. Inc.	2,671	228
	Acuity Brands Inc.	1,810	227
	Armstrong World Industries Inc.	2,246	214
	Ashland Global Holdings Inc.	2,841	208
	Huntsman Corp.	10,191	203
	Scotts Miracle-Gro Co.	1,802	192
	Graphic Packaging Holding Co.	13,490	186
	WR Grace & Co.	2,611	177
*	RBC Bearings Inc.	1,102	176
	Eagle Materials Inc.	2,079	175
	Cabot Microelectronics Corp.	1,314	164
*	Alcoa Corp.	8,487	152
	NewMarket Corp.	313	149
*	Ingevity Corp.	1,896	144
*	Univar Inc.	7,255	140
	Simpson Manufacturing Co. Inc.	2,092	134
	Louisiana-Pacific Corp.	5,557	134
	Valmont Industries Inc.	985	133
	Balchem Corp.	1,446	128
	Olin Corp.	7,530	128
	Sensient Technologies Corp.	1,934	126
*	Rexnord Corp.	4,767	125
	Timken Co.	3,029	122
	Southern Copper Corp.	3,806	120
	PolyOne Corp.	3,500	112
*	Summit Materials Inc. Class A	5,105	107
	Universal Forest Products Inc.	2,739	107
	Chemours Co.	7,528	107
	Silgan Holdings Inc.	3,565	106
	Cabot Corp.	2,606	104
	Carpenter Technology Corp.	2,129	104
^	Cleveland-Cliffs Inc.	12,832	102
*	Builders FirstSource Inc.	5,109	99
*	Beacon Roofing Supply Inc.	3,100	99
	HB Fuller Co.	2,309	98
*	Element Solutions Inc.	10,279	96
	Westlake Chemical Corp.	1,624	95
	Quaker Chemical Corp.	598	95
	Domtar Corp.	2,883	95
	Innospec Inc.	1,112	92
	Stepan Co.	933	89
	AAON Inc.	1,829	88
	United States Steel Corp.	7,866	87
	Commercial Metals Co.	5,331	84
*	Novagold Resources Inc.	10,985	82
	Belden Inc.	1,775	81
	Compass Minerals International Inc.	1,560	78
	Mueller Water Products Inc. Class A	7,249	76
*	BMC Stock Holdings Inc.	2,964	75
	Minerals Technologies Inc.	1,553	75
	Owens-Illinois Inc.	7,085	72
	Trinseo SA	1,876	66
	Mueller Industries Inc.	2,497	66
	Kaiser Aluminum Corp.	709	63
	Comfort Systems USA Inc.	1,621	63

33

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Masonite International Corp.	1,163	62
	Worthington Industries Inc.	1,779	62
*	Gibraltar Industries Inc.	1,498	60
*	Installed Building Products Inc.	1,025	58
	Boise Cascade Co.	1,807	57
	Materion Corp.	934	55
*	JELD-WEN Holding Inc.	2,966	51
*	Coeur Mining Inc.	9,233	50
	Advanced Drainage Systems Inc.	1,590	50
	Schweitzer-Mauduit International Inc.	1,418	48
*	MRC Global Inc.	3,681	46
	Neenah Inc.	725	46
*	GCP Applied Technologies Inc.	2,580	45
*	GMS Inc.	1,484	44
	Apogee Enterprises Inc.	1,176	43
*	PGT Innovations Inc.	2,606	42
	Greif Inc. Class A	1,163	41
*	Livent Corp.	6,454	40
*	Continental Building Products Inc.	1,569	39
*	Kraton Corp.	1,416	39
	Hecla Mining Co.	21,801	39
	Orion Engineered Carbons SA	2,740	38
*	Ferro Corp.	3,652	37
*	Patrick Industries Inc.	1,007	36
	GrafTech International Ltd.	2,921	36
	US Silica Holdings Inc.	3,365	34
	Chase Corp.	336	34
	Tronox Holdings plc Class A	4,527	34
*	AK Steel Holding Corp.	14,373	31
	Griffon Corp.	1,686	29
	Myers Industries Inc.	1,734	29
*	US Concrete Inc.	701	28
	PH Glatfelter Co.	1,961	28
*	AdvanSix Inc.	1,257	28
	Interface Inc. Class A	2,535	28
*	PQ Group Holdings Inc.	1,925	27
	DMC Global Inc.	620	27
	Schnitzer Steel Industries Inc.	1,198	27
	Quanex Building Products Corp.	1,463	25
	Innophos Holdings Inc.	880	25
*	Koppers Holdings Inc.	897	24
	Tredegar Corp.	1,263	22
	Hawkins Inc.	454	20
*	OMNOVA Solutions Inc.	1,998	20
	American Vanguard Corp.	1,302	18
	Haynes International Inc.	543	16
*	Verso Corp.	1,573	16
	Insteel Industries Inc.	854	16
	Omega Flex Inc.	180	15
	Caesarstone Ltd.	1,004	15
	Ardagh Group SA	885	15
*	Unifi Inc.	712	14
*	Intrepid Potash Inc.	4,576	14
*	Century Aluminum Co.	2,407	13
	FutureFuel Corp.	1,191	13
*	UFP Technologies Inc.	307	13
*	Landec Corp.	1,164	13
	NN Inc.	1,893	12
*	Clearwater Paper Corp.	748	12
	Kronos Worldwide Inc.	1,086	12
*	Lawson Products Inc.	317	12
*	BlueLinx Holdings Inc.	402	12
*	Foundation Building Materials Inc.	668	11
	Greif Inc. Class B	258	11

34

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	LB Foster Co. Class A	495	10
*	Cornerstone Building Brands Inc.	2,074	10
*	TimkenSteel Corp.	1,794	9
*	Northwest Pipe Co.	384	9
*	Veritiv Corp.	533	9
	Gold Resource Corp.	2,491	8
	Rayonier Advanced Materials Inc.	2,304	8
*	Amyris Inc.	2,103	8
*	Uranium Energy Corp.	8,412	8
	United States Lime & Minerals Inc.	102	8
	Culp Inc.	539	8
	Oil-Dri Corp. of America	226	7
*,^	Energy Fuels Inc.	3,791	7
	Eastern Co.	272	6
*	Forterra Inc.	999	6
	Synalloy Corp.	368	6
*	Ryerson Holding Corp.	795	5
*	Armstrong Flooring Inc.	796	5
*	LSB Industries Inc.	1,010	5
	Olympic Steel Inc.	301	3
	CompX International Inc.	211	3
*	NL Industries Inc.	837	3
*	Concrete Pumping Holdings Inc.	645	3
	Valhi Inc.	1,301	3
*	Marrone Bio Innovations Inc.	1,618	2
			43,772
Other (0.0%)[2]
*	Avantor Inc.	751	13
*	Livongo Health Inc.	209	6
*	Health Catalyst Inc.	140	6
*	Adaptive Biotechnologies Corp.	109	6
*,§	Tobira Therapeutics CVR Exp. 12/31/2028	937	4
*	Change Healthcare Inc.	217	3
*	Atreca Inc.	156	3
*	Phreesia Inc.	112	3
*	Medallia Inc.	83	3
*	Dynatrace Inc.	114	3
*	Castle Biosciences Inc.	79	2
*	Stoke Therapeutics Inc.	58	2
*	Assetmark Financial Holdings Inc.	70	2
*	Personalis Inc.	63	1
*	Prevail Therapeutics Inc.	78	1
*	RealReal Inc.	52	1
*,§	A Schulman Inc. CVR	1,117	1
*,§	NewStar Financial Inc. CVR	943	—
*,§	Media General Inc. CVR	5,133	—
*,§	Corium CVR	985	—
*,§	Omthera Pharmaceuticals Inc. CVR	152	—
*,§	Aratana Therapeutics Inc. CVR	1,951	—
*,§	Clinical Data CVR	32	—
			60
Producer Durables (10.2%)
	Boeing Co.	24,229	8,822
	Accenture plc Class A	29,180	5,783
	Honeywell International Inc.	33,296	5,481
	Union Pacific Corp.	32,412	5,249
	United Technologies Corp.	37,124	4,835
	Lockheed Martin Corp.	11,323	4,349
	3M Co.	25,613	4,142
	United Parcel Service Inc. Class B	31,969	3,793
	Automatic Data Processing Inc.	19,911	3,382
	General Electric Co.	396,061	3,267
	Caterpillar Inc.	25,388	3,021
	Northrop Grumman Corp.	7,242	2,664

35

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Raytheon Co.	12,801	2,372
	CSX Corp.	35,295	2,365
	Waste Management Inc.	19,438	2,320
	Deere & Co.	14,559	2,255
	General Dynamics Corp.	11,664	2,231
	Illinois Tool Works Inc.	14,850	2,225
	Norfolk Southern Corp.	12,168	2,118
	Johnson Controls International plc	41,100	1,755
	FedEx Corp.	11,034	1,750
	Roper Technologies Inc.	4,682	1,717
	Emerson Electric Co.	28,043	1,671
	Eaton Corp. plc	19,339	1,561
	Delta Air Lines Inc.	26,662	1,543
	TransDigm Group Inc.	2,248	1,210
	Paychex Inc.	14,675	1,199
	Verisk Analytics Inc. Class A	7,298	1,179
	Southwest Airlines Co.	22,328	1,168
	Cummins Inc.	7,030	1,049
	Cintas Corp.	3,903	1,030
	PACCAR Inc.	15,506	1,017
*	CoStar Group Inc.	1,644	1,011
	Parker-Hannifin Corp.	5,850	970
	Fortive Corp.	13,500	957
*	United Airlines Holdings Inc.	11,010	928
	Stanley Black & Decker Inc.	6,924	920
	AMETEK Inc.	10,397	893
	Republic Services Inc. Class A	9,736	869
*	Keysight Technologies Inc.	8,568	830
	Rockwell Automation Inc.	5,394	824
*	Mettler-Toledo International Inc.	1,118	734
*	Copart Inc.	9,028	681
*	Waters Corp.	3,145	666
	Xylem Inc.	8,181	627
	Dover Corp.	6,618	620
	Kansas City Southern	4,581	576
	IDEX Corp.	3,454	569
	Wabtec Corp.	8,203	568
	Expeditors International of Washington Inc.	7,842	558
	WW Grainger Inc.	2,032	556
	Jacobs Engineering Group Inc.	6,030	536
	CH Robinson Worldwide Inc.	6,165	521
*	Teledyne Technologies Inc.	1,634	504
*	Zebra Technologies Corp.	2,442	501
	Old Dominion Freight Line Inc.	2,999	491
	American Airlines Group Inc.	18,223	479
	Textron Inc.	10,645	479
	Arconic Inc.	18,218	471
	Booz Allen Hamilton Holding Corp. Class A	6,229	470
	Avery Dennison Corp.	3,850	445
*	Trimble Inc.	11,485	431
	JB Hunt Transport Services Inc.	3,962	428
	Allegion plc	4,295	413
*	United Rentals Inc.	3,589	404
	Huntington Ingalls Industries Inc.	1,858	388
	Spirit AeroSystems Holdings Inc. Class A	4,702	379
	Snap-on Inc.	2,508	373
	Carlisle Cos. Inc.	2,563	372
	HEICO Corp. Class A	3,352	370
	Nordson Corp.	2,617	356
	Toro Co.	4,831	348
	Graco Inc.	7,542	344
*	Sensata Technologies Holding plc	7,272	331
	Alaska Air Group Inc.	5,519	330
	Hubbell Inc. Class B	2,483	326

36

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Genpact Ltd.	7,941	325
	FLIR Systems Inc.	6,159	303
*	HD Supply Holdings Inc.	7,788	303
*	XPO Logistics Inc.	4,186	297
	AO Smith Corp.	6,339	295
	Robert Half International Inc.	5,305	284
*	Genesee & Wyoming Inc. Class A	2,549	283
	Donaldson Co. Inc.	5,835	282
	Pentair plc	7,812	281
*	Middleby Corp.	2,529	277
	HEICO Corp.	1,875	271
	Woodward Inc.	2,510	271
	BWX Technologies Inc.	4,341	257
	Flowserve Corp.	5,990	256
*	AECOM	7,135	253
	National Instruments Corp.	5,936	249
	Xerox Holdings Corp.	8,507	247
	Curtiss-Wright Corp.	1,953	240
*	JetBlue Airways Corp.	13,726	238
	Allison Transmission Holdings Inc.	5,248	233
	ITT Inc.	4,000	228
	Lincoln Electric Holdings Inc.	2,753	227
	Oshkosh Corp.	3,172	223
	ManpowerGroup Inc.	2,723	223
	MAXIMUS Inc.	2,888	222
	EMCOR Group Inc.	2,520	220
	Quanta Services Inc.	6,472	219
*	Generac Holdings Inc.	2,779	217
	Rollins Inc.	6,487	213
	Landstar System Inc.	1,822	203
	Tetra Tech Inc.	2,483	201
	AGCO Corp.	2,901	201
*	Kirby Corp.	2,711	199
	Air Lease Corp. Class A	4,753	197
	Knight-Swift Transportation Holdings Inc.	5,714	195
*	FTI Consulting Inc.	1,710	185
*	Stericycle Inc.	4,069	183
	Insperity Inc.	1,764	175
	Crane Co.	2,289	175
*	Clean Harbors Inc.	2,353	173
*	Aerojet Rocketdyne Holdings Inc.	3,313	173
*	MasTec Inc.	2,737	172
*	Gardner Denver Holdings Inc.	5,977	171
	Brink’s Co.	2,267	171
	Littelfuse Inc.	1,092	170
	MSA Safety Inc.	1,610	170
	Exponent Inc.	2,347	166
*	Paylocity Holding Corp.	1,508	165
	KBR Inc.	6,423	164
*	Axon Enterprise Inc.	2,648	159
	Copa Holdings SA Class A	1,431	148
*	ASGN Inc.	2,310	144
	John Bean Technologies Corp.	1,405	144
	nVent Electric plc	7,091	144
*	TopBuild Corp.	1,530	142
*	Darling Ingredients Inc.	7,464	139
	Regal Beloit Corp.	1,924	136
*	TriNet Group Inc.	2,027	136
	MSC Industrial Direct Co. Inc. Class A	2,006	136
	UniFirst Corp.	691	135
	SkyWest Inc.	2,249	129
	Macquarie Infrastructure Corp.	3,318	125
	GATX Corp.	1,655	123
	Moog Inc. Class A	1,457	118

37

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Spirit Airlines Inc.	3,113	117
*	Proto Labs Inc.	1,225	116
	Ryder System Inc.	2,387	115
	Fluor Corp.	6,421	113
*	Colfax Corp.	4,169	113
	Herman Miller Inc.	2,682	113
*	Allegheny Technologies Inc.	5,695	113
	Watts Water Technologies Inc. Class A	1,231	113
	ABM Industries Inc.	3,018	112
	Kennametal Inc.	3,721	111
	EnerSys	1,965	110
	Albany International Corp. Class A	1,312	108
*	Itron Inc.	1,552	108
*	Advanced Disposal Services Inc.	3,305	107
	Brady Corp. Class A	2,188	103
*	ExlService Holdings Inc.	1,521	103
*	Chart Industries Inc.	1,616	102
	Korn Ferry	2,580	101
*	Saia Inc.	1,176	101
	Barnes Group Inc.	2,228	100
	Cubic Corp.	1,422	98
	Franklin Electric Co. Inc.	2,047	94
	Deluxe Corp.	2,029	93
	Applied Industrial Technologies Inc.	1,738	93
	Covanta Holding Corp.	5,375	92
*	Welbilt Inc.	5,852	92
*	Casella Waste Systems Inc. Class A	2,018	92
*	Advanced Energy Industries Inc.	1,750	90
*	WESCO International Inc.	2,004	90
	ESCO Technologies Inc.	1,134	86
	Trinity Industries Inc.	4,894	85
	Allegiant Travel Co. Class A	591	84
	Triton International Ltd.	2,569	83
*	Kratos Defense & Security Solutions Inc.	4,079	81
	Federal Signal Corp.	2,723	81
	Forward Air Corp.	1,289	80
	Hillenbrand Inc.	2,856	78
*	OSI Systems Inc.	742	78
*	Resideo Technologies Inc.	5,610	77
	Healthcare Services Group Inc.	3,406	77
	Altra Industrial Motion Corp.	2,919	76
*	SPX Corp.	1,985	75
	Kaman Corp.	1,272	74
	Terex Corp.	2,941	73
	McGrath RentCorp	1,108	71
	ICF International Inc.	832	70
	Werner Enterprises Inc.	2,069	68
	Matson Inc.	1,883	67
*	Hub Group Inc. Class A	1,524	66
	Badger Meter Inc.	1,262	65
	AAR Corp.	1,509	65
	Mobile Mini Inc.	2,061	64
*	Harsco Corp.	3,541	63
*	SPX FLOW Inc.	1,856	63
*	Dycom Industries Inc.	1,402	62
	Steelcase Inc. Class A	4,014	62
	US Ecology Inc.	1,022	62
*	Huron Consulting Group Inc.	1,010	62
	Granite Construction Inc.	2,164	62
*	Atkore International Group Inc.	2,085	60
	Actuant Corp. Class A	2,690	60
	HNI Corp.	1,914	60
*	TriMas Corp.	2,019	59
	Helios Technologies Inc.	1,347	58

38

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Tennant Co.	830	57
	EnPro Industries Inc.	901	56
	Schneider National Inc. Class B	2,828	55
*	Evoqua Water Technologies Corp.	3,509	54
*	Navistar International Corp.	2,303	53
*	Conduent Inc.	8,105	53
	Hawaiian Holdings Inc.	2,153	53
	Ship Finance International Ltd.	3,724	52
	Scorpio Tankers Inc.	1,979	52
*	Air Transport Services Group Inc.	2,568	52
	Aircastle Ltd.	2,352	51
	Navigant Consulting Inc.	1,834	51
	Knoll Inc.	2,207	51
*	AeroVironment Inc.	986	51
	Alamo Group Inc.	444	51
*	Milacron Holdings Corp.	3,191	51
*	Sykes Enterprises Inc.	1,720	50
*	CBIZ Inc.	2,230	50
	Encore Wire Corp.	883	48
	Triumph Group Inc.	2,279	47
	MTS Systems Corp.	831	47
*	Herc Holdings Inc.	1,127	47
	AZZ Inc.	1,126	46
	Raven Industries Inc.	1,578	46
	Rush Enterprises Inc. Class A	1,264	46
	CSW Industrials Inc.	640	44
	Lindsay Corp.	490	43
	Heartland Express Inc.	2,070	43
	Douglas Dynamics Inc.	1,019	43
	Standex International Corp.	602	41
	Kadant Inc.	499	41
	ACCO Brands Corp.	4,402	41
*	FARO Technologies Inc.	788	39
	Primoris Services Corp.	1,969	38
*	SEACOR Holdings Inc.	799	38
	H&E Equipment Services Inc.	1,513	37
	Kelly Services Inc. Class A	1,494	36
	ArcBest Corp.	1,190	35
	Columbus McKinnon Corp.	1,069	35
*	TrueBlue Inc.	1,761	34
*	SP Plus Corp.	976	34
	Marten Transport Ltd.	1,662	33
*	WillScot Corp. Class A	2,336	33
	Mesa Laboratories Inc.	147	33
	Kforce Inc.	999	33
	Wabash National Corp.	2,365	32
	Greenbrier Cos. Inc.	1,375	32
*	Astronics Corp.	1,132	31
*	CIRCOR International Inc.	903	31
*	Great Lakes Dredge & Dock Corp.	2,813	30
*	Thermon Group Holdings Inc.	1,393	30
	Pitney Bowes Inc.	8,384	30
	Kimball International Inc. Class B	1,634	29
	TTEC Holdings Inc.	606	28
	DHT Holdings Inc.	5,020	28
	Argan Inc.	655	27
*	Atlas Air Worldwide Holdings Inc.	1,041	27
	Gorman-Rupp Co.	900	27
*	NV5 Global Inc.	435	27
*	BrightView Holdings Inc.	1,463	27
*	Tidewater Inc.	1,699	27
*	Aegion Corp. Class A	1,351	27
	Barrett Business Services Inc.	305	27
	Astec Industries Inc.	953	26

39

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	CryoPort Inc.	1,193	26
	Hyster-Yale Materials Handling Inc.	469	26
^	ADT Inc.	5,331	25
*	Wesco Aircraft Holdings Inc.	2,258	25
*	Vicor Corp.	787	24
*	DXP Enterprises Inc.	725	24
	Heidrick & Struggles International Inc.	885	23
*	Echo Global Logistics Inc.	1,159	23
*	Modine Manufacturing Co.	2,245	23
	Ennis Inc.	1,139	23
	Resources Connection Inc.	1,356	22
	Luxfer Holdings plc	1,367	21
*	Vectrus Inc.	527	21
*	Ducommun Inc.	513	21
*,^	Plug Power Inc.	9,732	21
*	MYR Group Inc.	730	21
*	Team Inc.	1,266	21
	GasLog Ltd.	1,692	21
	Spartan Motors Inc.	1,625	20
*	Gates Industrial Corp. plc	2,343	20
*	Manitowoc Co. Inc.	1,566	20
*	International Seaways Inc.	1,133	20
	Forrester Research Inc.	522	18
	REV Group Inc.	1,390	18
*	Tutor Perini Corp.	1,778	18
	Hackett Group Inc.	1,097	18
*	Lydall Inc.	852	17
*	Willdan Group Inc.	461	17
*	Napco Security Technologies Inc.	482	17
*	Energy Recovery Inc.	1,662	16
	Scorpio Bulkers Inc.	2,507	16
	Miller Industries Inc.	503	16
*	Heritage-Crystal Clean Inc.	632	15
*	CAI International Inc.	709	15
	CRA International Inc.	380	15
	Powell Industries Inc.	401	15
*	Vishay Precision Group Inc.	454	14
*	Sterling Construction Co. Inc.	1,217	14
*	Mistras Group Inc.	907	13
*	Dorian LPG Ltd.	1,258	13
*	Blue Bird Corp.	687	13
*	Target Hospitality Corp.	2,027	12
*	Titan Machinery Inc.	818	12
	Costamare Inc.	2,065	12
	VSE Corp.	369	12
	Teekay Corp.	3,070	11
	Quad/Graphics Inc.	1,249	11
	Park-Ohio Holdings Corp.	403	11
*	Diamond S Shipping Inc.	978	11
	Systemax Inc.	528	11
	Allied Motion Technologies Inc.	318	10
	Nordic American Tankers Ltd.	5,662	10
*	Textainer Group Holdings Ltd.	1,260	10
*	Arlo Technologies Inc.	3,179	10
	Hurco Cos. Inc.	306	10
*	Liquidity Services Inc.	1,227	9
*	CECO Environmental Corp.	1,327	9
*	IES Holdings Inc.	480	9
	Rush Enterprises Inc. Class B	239	9
*	Teekay Tankers Ltd. Class A	7,976	9
*	Eagle Bulk Shipping Inc.	1,875	9
*	Ardmore Shipping Corp.	1,377	9
	Advanced Emissions Solutions Inc.	677	9
	RR Donnelley & Sons Co.	3,470	8

40

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Radiant Logistics Inc.	1,707	8
	Graham Corp.	452	8
*	DHI Group Inc.	2,292	8
	Universal Logistics Holdings Inc.	391	8
*	InnerWorkings Inc.	1,898	8
*	Genco Shipping & Trading Ltd.	831	8
*	Construction Partners Inc. Class A	462	8
	BG Staffing Inc.	401	8
*	Transcat Inc.	315	7
*	Covenant Transportation Group Inc. Class A	501	7
	Briggs & Stratton Corp.	1,646	7
*	GP Strategies Corp.	548	7
*	Commercial Vehicle Group Inc.	1,104	7
	Preformed Line Products Co.	136	7
	NACCO Industries Inc. Class A	136	7
*	Safe Bulkers Inc.	3,194	7
*	Willis Lease Finance Corp.	106	7
*	Mesa Air Group Inc.	961	6
	Titan International Inc.	2,357	6
*	PRGX Global Inc.	1,083	6
*	American Superconductor Corp.	737	6
	EVI Industries Inc.	183	5
*	Mayville Engineering Co. Inc.	367	5
*	NRC Group Holdings Corp.	358	4
*	US Xpress Enterprises Inc. Class A	991	4
*	General Finance Corp.	485	4
*	PAM Transportation Services Inc.	68	4
*	Gencor Industries Inc.	342	4
*	Information Services Group Inc.	1,467	4
*	Twin Disc Inc.	381	4
*	Overseas Shipholding Group Inc. Class A	2,128	3
*	YRC Worldwide Inc.	1,491	3
*	Energous Corp.	887	3
*	Daseke Inc.	1,655	3
*	Exela Technologies Inc.	2,463	3
*	StarTek Inc.	436	3
	LSC Communications Inc.	1,573	2
*	Charah Solutions Inc.	382	1
			135,743
Technology (21.6%)
	Microsoft Corp.	346,258	47,735
	Apple Inc.	210,739	43,990
*	Facebook Inc. Class A	109,401	20,312
*	Alphabet Inc. Class C	13,923	16,542
*	Alphabet Inc. Class A	13,698	16,308
	Intel Corp.	205,110	9,724
	Cisco Systems Inc.	201,687	9,441
*	Adobe Inc.	22,289	6,341
*	salesforce.com Inc.	37,519	5,856
	International Business Machines Corp.	40,605	5,503
	Oracle Corp.	105,142	5,474
	Texas Instruments Inc.	42,919	5,311
	Broadcom Inc.	17,680	4,997
	NVIDIA Corp.	26,710	4,474
	QUALCOMM Inc.	55,662	4,329
	Intuit Inc.	11,390	3,284
*	Micron Technology Inc.	50,612	2,291
*	ServiceNow Inc.	8,397	2,199
	L3Harris Technologies Inc.	10,099	2,135
	Applied Materials Inc.	43,361	2,082
	Analog Devices Inc.	16,815	1,847
	Activision Blizzard Inc.	34,662	1,754
	Cognizant Technology Solutions Corp. Class A	25,949	1,593
*	Twitter Inc.	34,419	1,468

41

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Lam Research Corp.	6,846	1,441
*	Advanced Micro Devices Inc.	45,815	1,441
*	Autodesk Inc.	10,074	1,439
	Motorola Solutions Inc.	7,526	1,362
*	Workday Inc. Class A	7,291	1,293
	HP Inc.	70,462	1,289
*	Electronic Arts Inc.	13,490	1,264
	Xilinx Inc.	11,619	1,209
*	IHS Markit Ltd.	18,106	1,188
	Amphenol Corp. Class A	13,327	1,167
	KLA Corp.	7,392	1,093
	Corning Inc.	35,310	983
*	VeriSign Inc.	4,805	979
*	Synopsys Inc.	6,803	965
	Microchip Technology Inc.	10,624	917
*	Cadence Design Systems Inc.	12,702	870
	Hewlett Packard Enterprise Co.	62,743	867
*	IAC/InterActiveCorp	3,394	864
*	Palo Alto Networks Inc.	4,210	857
*	ANSYS Inc.	3,817	788
	Western Digital Corp.	13,400	767
*	Splunk Inc.	6,854	766
	CDW Corp.	6,619	764
	Marvell Technology Group Ltd.	29,942	718
*	Twilio Inc. Class A	5,271	688
*	Take-Two Interactive Software Inc.	5,128	677
	Maxim Integrated Products Inc.	12,399	676
*	Akamai Technologies Inc.	7,344	655
*	Atlassian Corp. plc Class A	4,806	646
	Symantec Corp.	27,357	636
*	Arista Networks Inc.	2,710	614
	Skyworks Solutions Inc.	7,877	593
*	Okta Inc.	4,662	590
*	Paycom Software Inc.	2,246	562
	NetApp Inc.	11,307	543
	Leidos Holdings Inc.	6,219	543
*	Gartner Inc.	3,993	534
	Citrix Systems Inc.	5,732	533
*	Fortinet Inc.	6,539	518
*	GoDaddy Inc. Class A	8,035	509
	VMware Inc. Class A	3,550	502
	SS&C Technologies Holdings Inc.	10,107	471
*	EPAM Systems Inc.	2,369	453
*	RingCentral Inc. Class A	3,194	451
*	Tyler Technologies Inc.	1,721	441
*	Aspen Technology Inc.	3,146	419
	Teradyne Inc.	7,797	413
*	Black Knight Inc.	6,563	409
	DXC Technology Co.	12,253	407
	Amdocs Ltd.	6,274	406
*	Qorvo Inc.	5,604	400
	Universal Display Corp.	1,947	400
*	Zendesk Inc.	4,925	395
*	Coupa Software Inc.	2,790	388
	Cypress Semiconductor Corp.	16,646	383
*	HubSpot Inc.	1,815	362
	Juniper Networks Inc.	15,612	362
*	Guidewire Software Inc.	3,721	358
*	Dell Technologies Inc.	6,923	357
*	F5 Networks Inc.	2,732	352
	Cognex Corp.	7,489	338
*	ON Semiconductor Corp.	18,620	331
*	DocuSign Inc. Class A	6,971	325
*	PTC Inc.	4,747	311

42

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	Sabre Corp.	12,560	297
*	Alteryx Inc. Class A	2,074	295
*	Ciena Corp.	7,069	289
	Monolithic Power Systems Inc.	1,907	287
*	Proofpoint Inc.	2,509	285
*	Arrow Electronics Inc.	3,853	267
	Entegris Inc.	6,140	263
*	CACI International Inc. Class A	1,121	249
*	GrubHub Inc.	4,165	247
*	Manhattan Associates Inc.	2,936	243
	CDK Global Inc.	5,549	239
	Science Applications International Corp.	2,697	237
*	RealPage Inc.	3,624	231
*	Nuance Communications Inc.	13,228	222
*	Zynga Inc. Class A	38,703	221
	Match Group Inc.	2,504	212
*	Silicon Laboratories Inc.	1,946	212
*	Mercury Systems Inc.	2,421	207
*	Cree Inc.	4,797	206
*	Anaplan Inc.	3,760	204
	Avnet Inc.	4,825	202
	Blackbaud Inc.	2,216	202
*	IPG Photonics Corp.	1,627	201
*	ViaSat Inc.	2,537	201
	Jabil Inc.	6,806	196
*	Lumentum Holdings Inc.	3,474	194
	MKS Instruments Inc.	2,463	193
*	Zscaler Inc.	2,802	193
*	Smartsheet Inc. Class A	3,914	190
*	Ceridian HCM Holding Inc.	3,286	190
	Dolby Laboratories Inc. Class A	2,869	177
*	Dropbox Inc. Class A	9,668	173
*	NCR Corp.	5,482	173
*	Pure Storage Inc. Class A	10,431	170
*	Five9 Inc.	2,667	169
*	MongoDB Inc.	1,101	168
	Perspecta Inc.	6,425	167
*	Avalara Inc.	1,960	165
*	Q2 Holdings Inc.	1,813	163
*	Teradata Corp.	5,268	163
*	Coherent Inc.	1,097	159
*	Verint Systems Inc.	2,964	158
	SYNNEX Corp.	1,882	158
*	Tech Data Corp.	1,678	156
*	Nutanix Inc.	6,383	155
	LogMeIn Inc.	2,234	149
*	Elastic NV	1,689	148
*	ACI Worldwide Inc.	4,940	147
*	Viavi Solutions Inc.	10,410	145
*	Cirrus Logic Inc.	2,682	144
*	Cornerstone OnDemand Inc.	2,528	132
*	LiveRamp Holdings Inc.	3,093	131
*	Everbridge Inc.	1,476	127
*	Semtech Corp.	3,012	126
*	Inphi Corp.	2,034	124
*	Envestnet Inc.	2,169	124
*	Qualys Inc.	1,540	123
*	New Relic Inc.	2,133	122
*	FireEye Inc.	9,075	122
	Pegasystems Inc.	1,733	122
*	Rapid7 Inc.	2,259	121
*	Finisar Corp.	5,332	121
*	Yelp Inc. Class A	3,458	116
	Power Integrations Inc.	1,294	115

43

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Novanta Inc.	1,526	114
*	Lattice Semiconductor Corp.	5,710	112
*	Rogers Corp.	827	110
*	LivePerson Inc.	2,748	109
*	Cargurus Inc.	3,339	109
*	Acacia Communications Inc.	1,702	107
	Brooks Automation Inc.	3,216	107
*	II-VI Inc.	2,849	107
*	PROS Holdings Inc.	1,483	105
*	Blackline Inc.	1,973	100
*	Box Inc.	6,812	100
	Vishay Intertechnology Inc.	6,035	96
*	CommScope Holding Co. Inc.	8,767	94
*	Varonis Systems Inc.	1,339	91
*	EchoStar Corp. Class A	2,137	90
*	Sanmina Corp.	3,102	90
*	SailPoint Technologies Holding Inc.	3,979	90
*	Appian Corp. Class A	1,473	88
	ManTech International Corp. Class A	1,214	85
*	Fabrinet	1,653	83
*	SPS Commerce Inc.	1,621	82
	CSG Systems International Inc.	1,504	81
*	Anixter International Inc.	1,350	81
*	Alarm.com Holdings Inc.	1,697	81
*	Ambarella Inc.	1,434	80
*	Bottomline Technologies DE Inc.	1,940	80
*	Knowles Corp.	3,852	78
*	Insight Enterprises Inc.	1,619	78
*	Cloudera Inc.	10,882	78
	Ubiquiti Inc.	702	78
*	iRobot Corp.	1,247	77
*	Plexus Corp.	1,345	77
*	NetScout Systems Inc.	3,457	77
*	Workiva Inc. Class A	1,583	76
	Progress Software Corp.	1,978	75
	InterDigital Inc.	1,480	73
*	Avaya Holdings Corp.	5,122	72
*	CommVault Systems Inc.	1,648	71
*	ForeScout Technologies Inc.	1,953	70
*	Diodes Inc.	1,854	68
*	Appfolio Inc.	685	68
*	Bandwidth Inc. Class A	774	67
*	Carbon Black Inc.	2,556	67
*	Yext Inc.	4,200	66
*	Verra Mobility Corp. Class A	4,744	66
*	Cray Inc.	1,854	65
*	SVMK Inc.	3,829	64
*	Altair Engineering Inc. Class A	1,824	63
*	Rambus Inc.	4,959	62
	NIC Inc.	2,969	62
*	Zuora Inc. Class A	4,021	61
*	Covetrus Inc.	4,434	59
*	MaxLinear Inc.	2,961	59
*	FormFactor Inc.	3,433	59
*	Stratasys Ltd.	2,373	57
*	Perficient Inc.	1,482	55
*	MicroStrategy Inc. Class A	378	54
*	Inovalon Holdings Inc. Class A	3,174	54
	Methode Electronics Inc.	1,669	53
*	Groupon Inc. Class A	20,614	51
*	Synaptics Inc.	1,594	51
	Benchmark Electronics Inc.	1,913	51
*	ePlus Inc.	617	50
*	Blucora Inc.	2,229	50

44

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	NETGEAR Inc.	1,444	50
*	TTM Technologies Inc.	4,528	48
*	Virtusa Corp.	1,330	48
	Switch Inc.	2,797	46
*	Pluralsight Inc. Class A	2,832	46
	Plantronics Inc.	1,456	45
	KEMET Corp.	2,636	44
	TiVo Corp.	5,667	43
	CTS Corp.	1,493	43
	Xperi Corp.	2,297	42
*	Model N Inc.	1,451	42
*	MACOM Technology Solutions Holdings Inc.	2,097	41
*	Infinera Corp.	7,711	41
*	Diebold Nixdorf Inc.	3,492	39
*	SolarWinds Corp.	2,260	38
*	Upland Software Inc.	1,009	38
*	Tenable Holdings Inc.	1,669	38
*	Upwork Inc.	2,581	37
	Monotype Imaging Holdings Inc.	1,888	37
*	Amkor Technology Inc.	4,242	37
	Ebix Inc.	1,046	37
*	3D Systems Corp.	5,233	37
*	Extreme Networks Inc.	5,468	37
*	Benefitfocus Inc.	1,346	35
*	ScanSource Inc.	1,208	34
*	Vocera Communications Inc.	1,455	33
	Presidio Inc.	2,074	33
*	Cision Ltd.	4,648	32
*	CEVA Inc.	1,012	32
	AVX Corp.	2,299	31
*	Parsons Corp.	912	31
*	Eventbrite Inc. Class A	1,747	31
*	Photronics Inc.	2,823	30
	Comtech Telecommunications Corp.	1,112	30
*	Digital Turbine Inc.	3,905	30
*	Rudolph Technologies Inc.	1,351	30
*	MobileIron Inc.	4,265	29
*	Nanometrics Inc.	1,076	29
*	TechTarget Inc.	1,050	25
*	Impinj Inc.	683	25
*	Glu Mobile Inc.	5,562	25
*	Harmonic Inc.	3,722	25
*	Axcelis Technologies Inc.	1,571	24
*	Evolent Health Inc. Class A	3,469	24
*	Rubicon Project Inc.	2,224	23
*	USA Technologies Inc.	2,645	22
*	Agilysys Inc.	798	22
*	Pagerduty Inc.	545	21
	Cohu Inc.	1,776	21
	American Software Inc. Class A	1,329	21
*	Ultra Clean Holdings Inc.	1,749	21
*	Tucows Inc. Class A	409	21
	ADTRAN Inc.	1,992	20
*	DSP Group Inc.	1,476	20
	Simulations Plus Inc.	562	20
*	Telaria Inc.	2,023	20
*	Digimarc Corp.	508	20
*	Ichor Holdings Ltd.	943	20
*	Brightcove Inc.	1,624	20
*	Loral Space & Communications Inc.	538	20
*	Carbonite Inc.	1,617	19
*	TrueCar Inc.	4,870	19
*	Veeco Instruments Inc.	2,082	19
	QAD Inc. Class A	468	19

45

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
*	Domo Inc.	762	19
	PC Connection Inc.	518	18
*	OneSpan Inc.	1,340	18
	Maxar Technologies Inc.	2,506	18
*	SMART Global Holdings Inc.	624	18
*	GTT Communications Inc.	1,844	18
*	nLight Inc.	1,333	17
*	Kimball Electronics Inc.	1,274	17
*	PCM Inc.	479	17
*	Aquantia Corp.	1,261	17
*	Anterix Inc.	428	17
*	Zix Corp.	2,212	16
*	Endurance International Group Holdings Inc.	3,209	16
*	Telenav Inc.	1,416	16
*	Intelligent Systems Corp.	300	16
*	A10 Networks Inc.	2,255	16
*	Mitek Systems Inc.	1,508	15
*	Digi International Inc.	1,191	15
*	Unisys Corp.	2,278	15
*	CalAmp Corp.	1,519	15
	Park Aerospace Corp.	830	14
	NVE Corp.	217	14
*	Ribbon Communications Inc.	2,678	14
*	Synchronoss Technologies Inc.	1,706	14
*	VirnetX Holding Corp.	2,510	13
*	PlayAGS Inc.	1,339	13
*	PDF Solutions Inc.	1,102	13
*	Limelight Networks Inc.	4,976	12
*	Calix Inc.	2,008	12
	Daktronics Inc.	1,663	12
*	PAR Technology Corp.	516	12
*	Adesto Technologies Corp.	1,166	12
*	Meet Group Inc.	3,237	11
*	Ooma Inc.	868	11
*	NeoPhotonics Corp.	1,689	11
*	Immersion Corp.	1,279	10
*	ChannelAdvisor Corp.	1,206	10
*	Alpha & Omega Semiconductor Ltd.	864	10
*,^	Akoustis Technologies Inc.	1,231	9
*,^	Pareteum Corp.	4,185	9
*,^	Inseego Corp.	2,007	9
*	Casa Systems Inc.	1,540	9
*	EverQuote Inc. Class A	396	9
*	ShotSpotter Inc.	297	8
*	Avid Technology Inc.	1,084	8
*	KVH Industries Inc.	798	7
*	GTY Technology Holdings Inc.	1,183	7
*	Applied Optoelectronics Inc.	793	7
*	eGain Corp.	949	7
*	AXT Inc.	1,968	7
*	GSI Technology Inc.	789	7
*	Iteris Inc.	1,125	6
*	Acacia Research Corp.	2,241	6
	Bel Fuse Inc. Class B	501	5
*	Clearfield Inc.	498	5
	AstroNova Inc.	296	5
*	SecureWorks Corp. Class A	401	5
*	SharpSpring Inc.	367	4
*	comScore Inc.	1,848	3
*	Leaf Group Ltd.	766	3
*	Ideanomics Inc.	1,985	3
*	Travelzoo	262	3
*	Coda Octopus Group Inc.	337	3
*	Airgain Inc.	239	3

46

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

		Shares	Market Value ($000)
	TESSCO Technologies Inc.	178	3
*	Rimini Street Inc.	547	3
*	Majesco	240	2
*	DASAN Zhone Solutions Inc.	186	2
	NXP Semiconductors NV	7	1
*	Remark Holdings Inc.	46	—
*	Veritone Inc.	5	—
			288,674
Utilities (5.3%)
	AT&T Inc.	334,226	11,785
	Verizon Communications Inc.	189,460	11,019
	NextEra Energy Inc.	21,905	4,799
	Duke Energy Corp.	33,351	3,093
	Dominion Energy Inc.	36,673	2,847
	Southern Co.	47,622	2,774
	Exelon Corp.	44,388	2,098
	American Electric Power Co. Inc.	22,606	2,061
	Sempra Energy	12,562	1,779
	Xcel Energy Inc.	23,518	1,510
	Public Service Enterprise Group Inc.	23,081	1,396
	WEC Energy Group Inc.	14,405	1,380
	Consolidated Edison Inc.	14,988	1,332
	Eversource Energy	14,522	1,164
	Edison International	15,820	1,143
	FirstEnergy Corp.	24,282	1,117
*	T-Mobile US Inc.	14,289	1,115
	DTE Energy Co.	8,347	1,082
	American Water Works Co. Inc.	8,233	1,048
	Entergy Corp.	8,675	979
	PPL Corp.	33,071	977
	Ameren Corp.	11,188	863
	CMS Energy Corp.	12,915	814
	Evergy Inc.	11,141	724
	CenterPoint Energy Inc.	22,953	636
	Atmos Energy Corp.	5,285	583
	Alliant Energy Corp.	10,851	569
	CenturyLink Inc.	49,781	567
	NiSource Inc.	17,070	504
	Pinnacle West Capital Corp.	5,124	488
	Vistra Energy Corp.	19,011	474
	AES Corp.	30,349	465
	UGI Corp.	9,523	463
	NRG Energy Inc.	12,173	443
	Aqua America Inc.	9,846	436
	OGE Energy Corp.	9,123	391
*	Zayo Group Holdings Inc.	10,321	347
*	PG&E Corp.	24,223	253
	IDACORP Inc.	2,295	252
	MDU Resources Group Inc.	8,986	242
	Portland General Electric Co.	4,073	232
	Southwest Gas Holdings Inc.	2,421	221
	Hawaiian Electric Industries Inc.	4,939	219
	ONE Gas Inc.	2,367	217
	Black Hills Corp.	2,757	212
	ALLETE Inc.	2,354	202
	Spire Inc.	2,253	191
	New Jersey Resources Corp.	4,029	184
	PNM Resources Inc.	3,606	184
	j2 Global Inc.	2,114	179
*	Sprint Corp.	25,810	175
	National Fuel Gas Co.	3,736	175
	NorthWestern Corp.	2,295	166
	American States Water Co.	1,655	153
	Avista Corp.	2,975	140

47

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

				Shares	Market Value ($000)
*		Vonage Holdings Corp.		10,379	137
		Avangrid Inc.		2,687	136
		South Jersey Industries Inc.		4,176	135
		Ormat Technologies Inc.		1,802	134
		El Paso Electric Co.		1,838	123
		California Water Service Group		2,121	120
		MGE Energy Inc.		1,578	120
		Cogent Communications Holdings Inc.		1,907	116
		Telephone & Data Systems Inc.		4,563	115
*		Iridium Communications Inc.		4,514	109
		Pattern Energy Group Inc. Class A		4,007	109
*		8x8 Inc.		4,276	104
		Northwest Natural Holding Co.		1,349	96
		SJW Group		1,291	88
		Otter Tail Corp.		1,737	88
		Shenandoah Telecommunications Co.		2,174	69
		Chesapeake Utilities Corp.		698	66
*		Intelsat SA		2,956	61
		Clearway Energy Inc.		3,111	55
		Middlesex Water Co.		685	42
		Connecticut Water Service Inc.		571	40
		Unitil Corp.		621	38
		Clearway Energy Inc. Class A		1,818	30
		ATN International Inc.		491	28
*		Boingo Wireless Inc.		2,045	26
*		United States Cellular Corp.		720	26
		York Water Co.		583	22
*		ORBCOMM Inc.		2,953	14
		Consolidated Communications Holdings Inc.		3,248	13
		Artesian Resources Corp. Class A		356	13
*		Cincinnati Bell Inc.		2,100	11
*		Gogo Inc.		2,800	11
*		Atlantic Power Corp.		4,607	11
		Consolidated Water Co. Ltd.		712	10
		Spok Holdings Inc.		888	10
		RGC Resources Inc.		351	10
		Global Water Resources Inc.		731	9
*		AquaVenture Holdings Ltd.		450	8
*		Pure Cycle Corp.		653	7
		Genie Energy Ltd. Class B		824	6
		Spark Energy Inc. Class A		617	6
*		IDT Corp. Class B		635	6
*,^		Frontier Communications Corp.		3,734	3
					71,243
Total Common Stocks (Cost $1,057,776)					1,328,690

		Coupon
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
3,4	Vanguard Market Liquidity Fund	2.249%		42,819	4,282

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill	1.954%	11/7/19	300	299
Total Temporary Cash Investments (Cost $4,581)					4,581

48

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2019

Market Value ($000)
Total Investments (100.0%) (Cost $1,062,357)	1,333,271
Other Assets and Liabilities—Net (0.0%)[4]	299
Net Assets (100%)	1,333,570

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,710,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $1,798,000 of collateral received for securities on loan.
5	Securities with a value of $299,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

49

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18540 102019

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.8%)
U.S. Government Securities (0.8%)
1	United States Treasury Note/Bond	1.750%	7/31/21	141,631	142,229
	United States Treasury Note/Bond	1.500%	8/31/21	32,900	32,895
	United States Treasury Note/Bond	1.750%	7/31/24	11,790	11,987
	United States Treasury Note/Bond	1.250%	8/31/24	64,000	63,580
Total U.S. Government and Agency Obligations (Cost $249,713)					250,691
Corporate Bonds (98.2%)
Finance (40.9%)
	Banking (32.6%)
	American Express Co.	2.200%	10/30/20	18,836	18,845
	American Express Co.	3.000%	2/22/21	7,350	7,450
	American Express Co.	3.375%	5/17/21	8,762	8,951
	American Express Co.	3.700%	11/5/21	17,940	18,547
	American Express Co.	2.750%	5/20/22	13,700	13,969
	American Express Co.	2.500%	8/1/22	36,828	37,345
	American Express Co.	2.650%	12/2/22	26,687	27,226
	American Express Co.	3.400%	2/27/23	18,700	19,547
	American Express Co.	3.700%	8/3/23	25,483	27,011
	American Express Co.	3.400%	2/22/24	15,190	15,998
	American Express Co.	2.500%	7/30/24	15,100	15,358
	American Express Credit Corp.	2.600%	9/14/20	23,595	23,714
	American Express Credit Corp.	2.250%	5/5/21	34,968	35,101
	American Express Credit Corp.	2.700%	3/3/22	22,679	23,116
	Associated Bank NA	3.500%	8/13/21	4,500	4,605
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	22,265	22,344
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	10,558	10,639
	Australia & New Zealand Banking Group Ltd.	3.300%	5/17/21	1,580	1,614
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	14,584	14,664
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	13,200	13,357
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	7,371	7,513
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	24,440	24,916
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,305	8,368
	Banco Santander SA	3.500%	4/11/22	18,250	18,740
	Banco Santander SA	3.125%	2/23/23	12,915	13,183
	Banco Santander SA	3.848%	4/12/23	13,600	14,206
	Banco Santander SA	2.706%	6/27/24	23,000	23,405
	Bancolombia SA	5.950%	6/3/21	12,300	12,982
	Bank of America Corp.	2.625%	10/19/20	28,334	28,546
	Bank of America Corp.	2.151%	11/9/20	15,156	15,157
	Bank of America Corp.	5.875%	1/5/21	6,246	6,559
	Bank of America Corp.	2.625%	4/19/21	35,263	35,577
	Bank of America Corp.	5.000%	5/13/21	1	1
2	Bank of America Corp.	2.369%	7/21/21	47,614	47,677
2	Bank of America Corp.	2.328%	10/1/21	30,263	30,276
2	Bank of America Corp.	2.738%	1/23/22	36,695	37,030
	Bank of America Corp.	5.700%	1/24/22	3,304	3,587
2	Bank of America Corp.	3.499%	5/17/22	24,549	25,088
	Bank of America Corp.	2.503%	10/21/22	19,291	19,425
	Bank of America Corp.	3.300%	1/11/23	68,725	71,426
2	Bank of America Corp.	3.124%	1/20/23	21,896	22,353
2	Bank of America Corp.	2.881%	4/24/23	20,281	20,612
2	Bank of America Corp.	2.816%	7/21/23	28,882	29,305
	Bank of America Corp.	4.100%	7/24/23	36,708	39,315
	Bank of America Corp.	3.004%	12/20/23	100,947	103,505
	Bank of America Corp.	4.125%	1/22/24	50,163	54,333
2	Bank of America Corp.	3.550%	3/5/24	60,175	62,859
	Bank of America Corp.	4.000%	4/1/24	16,438	17,762
2	Bank of America Corp.	3.864%	7/23/24	35,790	37,965
2	Bank of America Corp.	3.458%	3/15/25	27,195	28,570
2	Bank of America NA	3.335%	1/25/23	395	405
	Bank of Montreal	3.100%	4/13/21	20,596	20,963

1

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of Montreal	1.900%	8/27/21	27,717	27,696
	Bank of Montreal	2.900%	3/26/22	23,400	23,882
	Bank of Montreal	2.350%	9/11/22	16,039	16,252
	Bank of Montreal	2.550%	11/6/22	8,953	9,121
	Bank of Montreal	3.300%	2/5/24	36,265	38,035
	Bank of Montreal	2.500%	6/28/24	15,000	15,207
2	Bank of Montreal	4.338%	10/5/28	5,600	5,922
	Bank of New York Mellon Corp.	2.450%	11/27/20	19,697	19,772
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,056
	Bank of New York Mellon Corp.	2.500%	4/15/21	7,261	7,321
	Bank of New York Mellon Corp.	2.050%	5/3/21	24,008	24,052
	Bank of New York Mellon Corp.	3.550%	9/23/21	8,122	8,367
	Bank of New York Mellon Corp.	2.600%	2/7/22	23,733	24,104
	Bank of New York Mellon Corp.	1.950%	8/23/22	13,150	13,169
	Bank of New York Mellon Corp.	2.950%	1/29/23	4,115	4,239
	Bank of New York Mellon Corp.	3.500%	4/28/23	8,800	9,262
2	Bank of New York Mellon Corp.	2.661%	5/16/23	27,355	27,801
	Bank of New York Mellon Corp.	3.450%	8/11/23	11,350	11,958
	Bank of New York Mellon Corp.	2.200%	8/16/23	17,463	17,596
	Bank of New York Mellon Corp.	3.650%	2/4/24	6,868	7,319
	Bank of New York Mellon Corp.	3.400%	5/15/24	18,493	19,563
	Bank of Nova Scotia	2.350%	10/21/20	21,837	21,896
	Bank of Nova Scotia	2.500%	1/8/21	19,280	19,407
	Bank of Nova Scotia	4.375%	1/13/21	12,483	12,876
	Bank of Nova Scotia	2.450%	3/22/21	21,241	21,380
	Bank of Nova Scotia	3.125%	4/20/21	13,185	13,421
	Bank of Nova Scotia	2.800%	7/21/21	17,382	17,628
	Bank of Nova Scotia	2.700%	3/7/22	35,392	36,030
	Bank of Nova Scotia	2.450%	9/19/22	10,635	10,802
	Bank of Nova Scotia	2.375%	1/18/23	1,500	1,515
	Bank of Nova Scotia	3.400%	2/11/24	16,574	17,434
2	Bank of Nova Scotia	4.650%	12/31/49	4,100	4,023
	Barclays Bank plc	5.140%	10/14/20	22,300	22,824
	Barclays Bank plc	2.650%	1/11/21	33,502	33,640
	Barclays Bank plc	3.750%	5/15/24	1,600	1,678
	Barclays plc	3.250%	1/12/21	14,220	14,354
	Barclays plc	3.200%	8/10/21	22,490	22,697
	Barclays plc	3.684%	1/10/23	15,470	15,717
2	Barclays plc	4.610%	2/15/23	27,050	28,014
2	Barclays plc	4.338%	5/16/24	28,635	29,847
2	Barclays plc	3.932%	5/7/25	28,625	29,406
	BB&T Corp.	2.150%	2/1/21	19,420	19,435
	BB&T Corp.	2.050%	5/10/21	6,345	6,349
	BB&T Corp.	3.200%	9/3/21	8,805	8,990
	BB&T Corp.	3.950%	3/22/22	3,909	4,075
	BB&T Corp.	2.750%	4/1/22	26,855	27,319
	BB&T Corp.	3.050%	6/20/22	22,925	23,557
	BB&T Corp.	3.750%	12/6/23	11,800	12,563
	BB&T Corp.	2.500%	8/1/24	11,575	11,746
	BBVA USA	3.500%	6/11/21	10,650	10,840
	BBVA USA	2.875%	6/29/22	9,169	9,310
	BBVA USA	2.500%	8/27/24	8,000	8,026
	BNP Paribas SA	5.000%	1/15/21	40,691	42,230
	BNP Paribas SA	3.250%	3/3/23	12,820	13,343
	BPCE SA	2.650%	2/3/21	13,170	13,258
	BPCE SA	2.750%	12/2/21	9,526	9,651
3	BPCE SA	3.000%	5/22/22	4,300	4,380
	BPCE SA	4.000%	4/15/24	29,761	32,171
	Branch Banking & Trust Co.	2.850%	4/1/21	8,062	8,159
	Branch Banking & Trust Co.	2.625%	1/15/22	13,503	13,663
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	7,857	7,868
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	5,723	5,775
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	22,686	23,042
2	Canadian Imperial Bank of Commerce	2.606%	7/22/23	11,000	11,112

2

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	19,650	20,770
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	16,000	16,591
	Capital One Bank USA NA	3.375%	2/15/23	25,814	26,637
	Capital One Financial Corp.	2.400%	10/30/20	11,575	11,608
	Capital One Financial Corp.	3.450%	4/30/21	9,000	9,195
	Capital One Financial Corp.	4.750%	7/15/21	21,767	22,771
	Capital One Financial Corp.	3.050%	3/9/22	13,884	14,151
	Capital One Financial Corp.	3.200%	1/30/23	20,078	20,687
	Capital One Financial Corp.	3.500%	6/15/23	26,804	27,986
	Capital One Financial Corp.	3.900%	1/29/24	6,950	7,380
	Capital One Financial Corp.	3.750%	4/24/24	12,625	13,366
	Capital One NA	2.950%	7/23/21	14,580	14,764
	Capital One NA	2.250%	9/13/21	5,928	5,934
	Capital One NA	2.650%	8/8/22	18,495	18,759
	Citibank NA	2.125%	10/20/20	33,700	33,745
	Citibank NA	2.850%	2/12/21	23,525	23,809
	Citibank NA	3.400%	7/23/21	13,491	13,821
2	Citibank NA	3.165%	2/19/22	26,350	26,699
2	Citibank NA	2.844%	5/20/22	6,400	6,470
	Citibank NA	3.650%	1/23/24	28,415	30,257
	Citigroup Inc.	2.650%	10/26/20	33,867	34,077
	Citigroup Inc.	2.700%	3/30/21	44,085	44,512
	Citigroup Inc.	2.350%	8/2/21	21,840	21,950
	Citigroup Inc.	2.900%	12/8/21	54,437	55,359
	Citigroup Inc.	4.500%	1/14/22	32,144	33,901
	Citigroup Inc.	2.750%	4/25/22	27,663	28,125
	Citigroup Inc.	4.050%	7/30/22	9,935	10,390
	Citigroup Inc.	2.700%	10/27/22	21,690	22,044
2	Citigroup Inc.	3.142%	1/24/23	43,350	44,236
	Citigroup Inc.	3.375%	3/1/23	7,830	8,157
	Citigroup Inc.	3.500%	5/15/23	16,349	17,019
2	Citigroup Inc.	2.876%	7/24/23	41,541	42,264
	Citigroup Inc.	3.875%	10/25/23	20,100	21,415
2	Citigroup Inc.	4.044%	6/1/24	32,320	34,364
	Citigroup Inc.	3.750%	6/16/24	8,825	9,448
	Citigroup Inc.	4.000%	8/5/24	10,585	11,306
2	Citigroup Inc.	3.352%	4/24/25	32,250	33,701
	Citizens Bank NA	2.250%	10/30/20	11,485	11,485
	Citizens Bank NA	2.550%	5/13/21	8,467	8,528
	Citizens Bank NA	3.250%	2/14/22	3,800	3,899
	Citizens Bank NA	2.650%	5/26/22	9,454	9,588
	Citizens Bank NA	3.700%	3/29/23	15,680	16,515
	Citizens Financial Group Inc.	2.375%	7/28/21	4,450	4,463
	Comerica Inc.	3.700%	7/31/23	18,353	19,397
	Commonwealth Bank of Australia	2.400%	11/2/20	19,283	19,360
	Commonwealth Bank of Australia	2.550%	3/15/21	6,100	6,140
3	Commonwealth Bank of Australia	2.750%	3/10/22	5,500	5,599
	Cooperatieve Rabobank UA	4.500%	1/11/21	23,292	24,066
	Cooperatieve Rabobank UA	2.500%	1/19/21	40,245	40,463
	Cooperatieve Rabobank UA	3.125%	4/26/21	10,200	10,370
	Cooperatieve Rabobank UA	2.750%	1/10/22	17,303	17,572
	Cooperatieve Rabobank UA	3.875%	2/8/22	38,630	40,348
	Cooperatieve Rabobank UA	3.950%	11/9/22	20,392	21,322
	Cooperatieve Rabobank UA	2.750%	1/10/23	17,270	17,672
	Cooperatieve Rabobank UA	4.625%	12/1/23	23,421	25,317
	Credit Suisse AG	3.000%	10/29/21	34,527	35,303
3	Credit Suisse Group AG	3.574%	1/9/23	4,250	4,355
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	36,050	36,396
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	35,302	35,893
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	16,176	16,815
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	18,765	19,700
	Deutsche Bank AG	3.125%	1/13/21	7,880	7,834
	Deutsche Bank AG	3.150%	1/22/21	36,471	36,349
	Deutsche Bank AG	4.250%	2/4/21	11,750	11,858

3

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Deutsche Bank AG	3.375%	5/12/21	148	148
	Deutsche Bank AG	3.375%	5/12/21	17,280	17,321
	Deutsche Bank AG	4.250%	10/14/21	48,300	49,051
	Deutsche Bank AG	5.000%	2/14/22	12,062	12,477
	Deutsche Bank AG	3.300%	11/16/22	21,530	21,330
	Deutsche Bank AG	3.950%	2/27/23	13,965	14,116
	Deutsche Bank AG	3.700%	5/30/24	2,114	2,103
	Deutsche Bank AG (New York Branch)	3.700%	5/30/24	21,384	21,248
	Discover Bank	3.200%	8/9/21	10,417	10,607
	Discover Bank	3.350%	2/6/23	5,875	6,082
	Discover Bank	4.200%	8/8/23	17,520	18,823
2	Discover Bank	4.682%	8/9/28	6,115	6,410
	Discover Financial Services	5.200%	4/27/22	5,456	5,865
	Discover Financial Services	3.850%	11/21/22	10,233	10,735
	Fifth Third Bancorp	3.500%	3/15/22	7,399	7,646
	Fifth Third Bancorp	2.600%	6/15/22	5,568	5,639
	Fifth Third Bancorp	4.300%	1/16/24	12,400	13,370
	Fifth Third Bancorp	3.650%	1/25/24	25,100	26,604
	Fifth Third Bank	2.200%	10/30/20	8,692	8,708
	Fifth Third Bank	2.250%	6/14/21	15,237	15,294
	Fifth Third Bank	3.350%	7/26/21	7,250	7,416
	Fifth Third Bank	2.875%	10/1/21	20,064	20,373
	First Horizon National Corp.	3.500%	12/15/20	8,345	8,403
	First Republic Bank	2.500%	6/6/22	11,400	11,483
	Goldman Sachs Group Inc.	2.750%	9/15/20	20,607	20,714
	Goldman Sachs Group Inc.	2.600%	12/27/20	11,180	11,197
	Goldman Sachs Group Inc.	2.875%	2/25/21	23,660	23,883
	Goldman Sachs Group Inc.	2.625%	4/25/21	22,394	22,555
	Goldman Sachs Group Inc.	5.250%	7/27/21	49,147	51,931
	Goldman Sachs Group Inc.	2.350%	11/15/21	30,244	30,284
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,617	72,992
	Goldman Sachs Group Inc.	3.000%	4/26/22	54,089	54,770
2	Goldman Sachs Group Inc.	2.876%	10/31/22	49,598	50,167
	Goldman Sachs Group Inc.	3.625%	1/22/23	38,420	40,214
	Goldman Sachs Group Inc.	3.200%	2/23/23	24,123	24,900
2	Goldman Sachs Group Inc.	2.908%	6/5/23	35,480	36,079
2	Goldman Sachs Group Inc.	2.905%	7/24/23	40,705	41,323
	Goldman Sachs Group Inc.	3.625%	2/20/24	28,060	29,577
	Goldman Sachs Group Inc.	4.000%	3/3/24	33,075	35,498
	Goldman Sachs Group Inc.	3.850%	7/8/24	34,745	37,092
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,000	5,259
	HSBC Holdings plc	3.400%	3/8/21	42,312	42,988
	HSBC Holdings plc	5.100%	4/5/21	32,697	34,142
	HSBC Holdings plc	2.950%	5/25/21	40,144	40,563
	HSBC Holdings plc	2.650%	1/5/22	51,625	52,045
	HSBC Holdings plc	4.875%	1/14/22	10,665	11,285
	HSBC Holdings plc	4.000%	3/30/22	24,465	25,548
2	HSBC Holdings plc	3.262%	3/13/23	39,567	40,346
	HSBC Holdings plc	3.600%	5/25/23	25,206	26,298
2	HSBC Holdings plc	3.033%	11/22/23	22,150	22,473
	HSBC Holdings plc	4.250%	3/14/24	27,226	28,720
2	HSBC Holdings plc	3.950%	5/18/24	30,504	31,915
2	HSBC Holdings plc	3.803%	3/11/25	37,950	39,594
	HSBC USA Inc.	5.000%	9/27/20	14,004	14,407
	HSBC USA Inc.	3.500%	6/23/24	11,400	12,037
	Huntington Bancshares Inc.	7.000%	12/15/20	6,260	6,632
	Huntington Bancshares Inc.	3.150%	3/14/21	10,538	10,690
	Huntington Bancshares Inc.	2.300%	1/14/22	19,324	19,407
	Huntington Bancshares Inc.	2.625%	8/6/24	9,425	9,599
	Huntington National Bank	3.250%	5/14/21	7,547	7,677
	Huntington National Bank	3.125%	4/1/22	7,250	7,435
	Huntington National Bank	2.500%	8/7/22	2,450	2,477
	Huntington National Bank	3.550%	10/6/23	21,077	22,102
	ING Groep NV	3.150%	3/29/22	24,945	25,553

4

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	ING Groep NV	4.100%	10/2/23	14,165	15,120
	ING Groep NV	3.550%	4/9/24	22,800	23,827
3	Intesa Sanpaolo SPA	3.375%	1/12/23	2,800	2,827
	Intesa Sanpaolo SPA	5.250%	1/12/24	3,050	3,297
	JPMorgan Chase & Co.	4.250%	10/15/20	42,072	43,105
	JPMorgan Chase & Co.	2.550%	10/29/20	26,953	27,092
	JPMorgan Chase & Co.	2.550%	3/1/21	29,164	29,373
	JPMorgan Chase & Co.	4.625%	5/10/21	32,015	33,377
	JPMorgan Chase & Co.	2.400%	6/7/21	20,746	20,868
	JPMorgan Chase & Co.	2.295%	8/15/21	51,011	51,075
	JPMorgan Chase & Co.	4.350%	8/15/21	37,279	38,887
	JPMorgan Chase & Co.	4.500%	1/24/22	41,053	43,407
2	JPMorgan Chase & Co.	3.514%	6/18/22	27,075	27,730
	JPMorgan Chase & Co.	3.250%	9/23/22	34,965	36,215
	JPMorgan Chase & Co.	2.972%	1/15/23	29,522	30,108
	JPMorgan Chase & Co.	3.200%	1/25/23	41,524	43,118
2	JPMorgan Chase & Co.	3.207%	4/1/23	27,500	28,115
2	JPMorgan Chase & Co.	2.776%	4/25/23	28,811	29,245
	JPMorgan Chase & Co.	3.375%	5/1/23	36,462	37,818
	JPMorgan Chase & Co.	2.700%	5/18/23	33,727	34,495
	JPMorgan Chase & Co.	3.875%	2/1/24	14,301	15,372
2	JPMorgan Chase & Co.	3.559%	4/23/24	37,175	39,001
	JPMorgan Chase & Co.	3.625%	5/13/24	29,325	31,321
2	JPMorgan Chase & Co.	3.797%	7/23/24	27,752	29,267
2	JPMorgan Chase & Co.	4.023%	12/5/24	40,150	43,098
2	JPMorgan Chase & Co.	3.220%	3/1/25	41,880	43,731
	KeyBank NA	3.350%	6/15/21	8,630	8,819
	KeyBank NA	2.500%	11/22/21	6,365	6,407
	KeyBank NA	3.300%	2/1/22	905	933
	KeyBank NA	2.400%	6/9/22	8,669	8,771
	KeyBank NA	2.300%	9/14/22	9,085	9,152
	KeyBank NA	3.375%	3/7/23	11,715	12,233
2	KeyBank NA	3.180%	10/15/27	3,875	3,978
	KeyCorp	2.900%	9/15/20	17,761	17,909
	KeyCorp	5.100%	3/24/21	18,295	19,112
	Lloyds Bank plc	6.375%	1/21/21	17,860	18,848
	Lloyds Bank plc	3.300%	5/7/21	6,655	6,764
	Lloyds Banking Group plc	3.100%	7/6/21	16,050	16,257
	Lloyds Banking Group plc	3.000%	1/11/22	18,995	19,241
	Lloyds Banking Group plc	4.050%	8/16/23	21,054	22,074
2	Lloyds Banking Group plc	2.907%	11/7/23	38,430	38,557
	Lloyds Banking Group plc	3.900%	3/12/24	14,600	15,255
	M&T Bank Corp.	3.550%	7/26/23	10,836	11,433
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	10,352	10,444
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	3,613	3,657
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	22,850	23,087
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	11,190	11,462
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	21,025	21,009
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	17,897	18,238
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	13,750	14,103
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	28,695	29,039
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	16,531	16,727
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	29,797	30,980
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	36,265	38,413
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	9,250	9,317
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	34,450	36,079
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	17,825	18,229
	Mizuho Financial Group Inc.	2.273%	9/13/21	15,560	15,549
	Mizuho Financial Group Inc.	2.953%	2/28/22	17,123	17,433
	Mizuho Financial Group Inc.	2.601%	9/11/22	6,000	6,065
	Mizuho Financial Group Inc.	3.549%	3/5/23	19,714	20,520
2	Mizuho Financial Group Inc.	2.721%	7/16/23	11,650	11,776
2	Mizuho Financial Group Inc.	3.922%	9/11/24	22,310	23,589
2	Mizuho Financial Group Inc.	2.839%	7/16/25	16,975	17,285

5

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Morgan Stanley	5.750%	1/25/21	23,753	24,914
	Morgan Stanley	2.500%	4/21/21	46,696	46,983
	Morgan Stanley	5.500%	7/28/21	41,941	44,513
	Morgan Stanley	2.625%	11/17/21	54,681	55,234
	Morgan Stanley	2.750%	5/19/22	36,141	36,743
	Morgan Stanley	4.875%	11/1/22	32,170	34,584
	Morgan Stanley	3.125%	1/23/23	30,325	31,272
	Morgan Stanley	3.750%	2/25/23	46,374	48,777
	Morgan Stanley	4.100%	5/22/23	26,844	28,414
2	Morgan Stanley	3.737%	4/24/24	44,124	46,233
	Morgan Stanley	3.875%	4/29/24	44,048	47,288
2	Morgan Stanley	2.720%	7/22/25	30,000	30,621
	Morgan Stanley	4.000%	7/23/25	7,815	8,474
	MUFG Americas Holdings Corp.	3.500%	6/18/22	3,275	3,386
	MUFG Union Bank NA	3.150%	4/1/22	25,850	26,515
	National Australia Bank Ltd.	2.500%	1/12/21	9,475	9,548
	National Australia Bank Ltd.	2.625%	1/14/21	19,230	19,381
	National Australia Bank Ltd.	1.875%	7/12/21	7,660	7,653
	National Australia Bank Ltd.	3.375%	9/20/21	5,000	5,131
	National Australia Bank Ltd.	3.700%	11/4/21	13,000	13,478
	National Australia Bank Ltd.	2.800%	1/10/22	19,150	19,496
	National Australia Bank Ltd.	2.500%	5/22/22	12,628	12,794
	National Australia Bank Ltd.	3.000%	1/20/23	11,950	12,336
	National Australia Bank Ltd.	2.875%	4/12/23	6,000	6,163
	National Australia Bank Ltd.	3.625%	6/20/23	5,000	5,287
	National Bank of Canada	2.200%	11/2/20	6,675	6,685
	Northern Trust Corp.	3.450%	11/4/20	8,351	8,482
	Northern Trust Corp.	3.375%	8/23/21	7,919	8,150
	Northern Trust Corp.	2.375%	8/2/22	4,963	5,033
	People’s United Bank NA	4.000%	7/15/24	7,687	8,071
	People’s United Financial Inc.	3.650%	12/6/22	5,495	5,697
	PNC Bank NA	2.450%	11/5/20	38,006	38,152
	PNC Bank NA	2.500%	1/22/21	13,637	13,701
	PNC Bank NA	2.150%	4/29/21	11,970	11,997
	PNC Bank NA	2.550%	12/9/21	9,942	10,057
	PNC Bank NA	2.625%	2/17/22	22,097	22,416
	PNC Bank NA	2.450%	7/28/22	2,950	2,994
	PNC Bank NA	2.700%	11/1/22	12,975	13,184
	PNC Bank NA	2.950%	1/30/23	12,605	12,967
	PNC Bank NA	3.500%	6/8/23	5,250	5,528
	PNC Bank NA	3.800%	7/25/23	24,483	25,947
	PNC Financial Services Group Inc.	2.854%	11/9/22	8,316	8,523
	PNC Financial Services Group Inc.	3.500%	1/23/24	15,354	16,420
	PNC Financial Services Group Inc.	3.900%	4/29/24	11,257	12,010
	PNC Funding Corp.	3.300%	3/8/22	25,871	26,666
	RBC USA Holdco Corp.	5.250%	9/15/20	2,050	2,115
	Regions Bank	2.750%	4/1/21	6,419	6,456
2	Regions Bank	3.374%	8/13/21	9,925	10,016
	Regions Financial Corp.	3.200%	2/8/21	21,138	21,425
	Regions Financial Corp.	2.750%	8/14/22	9,341	9,495
	Regions Financial Corp.	3.800%	8/14/23	8,900	9,415
	Royal Bank of Canada	2.150%	10/26/20	14,967	14,989
	Royal Bank of Canada	2.350%	10/30/20	45,140	45,330
	Royal Bank of Canada	2.500%	1/19/21	19,911	20,067
	Royal Bank of Canada	3.200%	4/30/21	22,483	22,939
	Royal Bank of Canada	2.750%	2/1/22	12,509	12,764
	Royal Bank of Canada	2.800%	4/29/22	15,500	15,821
	Royal Bank of Canada	3.700%	10/5/23	18,331	19,402
	Royal Bank of Canada	2.550%	7/16/24	15,085	15,365
	Royal Bank of Scotland Group plc	6.125%	12/15/22	17,093	18,455
2	Royal Bank of Scotland Group plc	3.498%	5/15/23	21,811	22,019
	Royal Bank of Scotland Group plc	6.100%	6/10/23	27,373	29,625
	Royal Bank of Scotland Group plc	3.875%	9/12/23	41,140	42,374
	Royal Bank of Scotland Group plc	6.000%	12/19/23	29,577	32,121

6

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Royal Bank of Scotland Group plc	5.125%	5/28/24	31,500	33,268
2	Royal Bank of Scotland Group plc	4.519%	6/25/24	22,075	23,121
2	Royal Bank of Scotland Group plc	4.269%	3/22/25	30,200	31,483
	Santander Holdings USA Inc.	4.450%	12/3/21	21,726	22,526
	Santander Holdings USA Inc.	3.700%	3/28/22	22,280	22,851
	Santander Holdings USA Inc.	3.400%	1/18/23	10,157	10,432
	Santander Holdings USA Inc.	3.500%	6/7/24	11,063	11,437
	Santander UK Group Holdings plc	2.875%	10/16/20	12,758	12,816
	Santander UK Group Holdings plc	3.125%	1/8/21	15,395	15,497
	Santander UK Group Holdings plc	2.875%	8/5/21	15,263	15,327
	Santander UK Group Holdings plc	3.571%	1/10/23	18,174	18,486
2	Santander UK Group Holdings plc	3.373%	1/5/24	21,530	21,847
2	Santander UK Group Holdings plc	4.796%	11/15/24	8,790	9,412
	Santander UK plc	2.125%	11/3/20	17,955	17,901
	Santander UK plc	2.500%	1/5/21	5,775	5,784
	Santander UK plc	3.400%	6/1/21	21,360	21,888
	Santander UK plc	3.750%	11/15/21	6,975	7,188
	Santander UK plc	4.000%	3/13/24	12,949	13,760
	Santander UK plc	2.875%	6/18/24	10,375	10,551
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	19,113	19,241
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	10,287	10,228
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	9,850	10,016
	State Street Corp.	4.375%	3/7/21	9,211	9,531
	State Street Corp.	1.950%	5/19/21	4,607	4,606
2	State Street Corp.	2.653%	5/15/23	17,550	17,790
	State Street Corp.	3.100%	5/15/23	13,195	13,610
	State Street Corp.	3.700%	11/20/23	4,381	4,666
2	State Street Corp.	3.776%	12/3/24	15,641	16,668
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	9,725	9,753
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	9,292	9,554
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	2,750	2,818
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,525	10,142
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	5,555	5,943
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,125	5,376
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	24,782	25,060
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	20,056	19,990
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	26,200	26,310
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	14,479	14,732
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	34,500	35,103
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	13,100	13,347
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	25,000	25,838
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	8,151	8,609
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	13,160	14,072
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	29,450	29,920
2	SunTrust Bank	3.525%	10/26/21	2,983	3,028
	SunTrust Bank	2.800%	5/17/22	22,450	22,862
	SunTrust Bank	2.450%	8/1/22	7,882	7,978
2	SunTrust Bank	3.502%	8/2/22	11,737	12,017
	SunTrust Bank	3.000%	2/2/23	9,622	9,891
	SunTrust Bank	2.750%	5/1/23	8,492	8,673
	SunTrust Bank	3.200%	4/1/24	31,800	33,283
2	SunTrust Bank	3.689%	8/2/24	11,775	12,384
	SunTrust Banks Inc.	2.900%	3/3/21	11,234	11,355
	SunTrust Banks Inc.	2.700%	1/27/22	18,679	18,921
	SVB Financial Group	5.375%	9/15/20	4,600	4,741
	Svenska Handelsbanken AB	1.950%	9/8/20	20,266	20,263
	Svenska Handelsbanken AB	2.400%	10/1/20	25,646	25,751
	Svenska Handelsbanken AB	2.450%	3/30/21	18,204	18,302
	Svenska Handelsbanken AB	3.350%	5/24/21	18,445	18,846
	Svenska Handelsbanken AB	1.875%	9/7/21	17,165	17,087
	Svenska Handelsbanken AB	3.900%	11/20/23	8,370	8,986
	Synchrony Bank	3.650%	5/24/21	6,425	6,553
	Synchrony Bank	3.000%	6/15/22	12,927	13,147
	Synchrony Financial	3.750%	8/15/21	14,347	14,682

7

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Synchrony Financial	2.850%	7/25/22	5,525	5,587
	Synchrony Financial	4.375%	3/19/24	13,535	14,462
	Synchrony Financial	4.250%	8/15/24	12,100	12,872
	Synovus Financial Corp.	3.125%	11/1/22	4,025	4,067
	Toronto-Dominion Bank	1.850%	9/11/20	7,800	7,791
	Toronto-Dominion Bank	3.150%	9/17/20	6,642	6,718
	Toronto-Dominion Bank	2.500%	12/14/20	20,944	21,081
	Toronto-Dominion Bank	2.550%	1/25/21	21,995	22,166
	Toronto-Dominion Bank	2.125%	4/7/21	30,963	31,052
	Toronto-Dominion Bank	3.250%	6/11/21	8,072	8,247
	Toronto-Dominion Bank	1.800%	7/13/21	36,800	36,673
	Toronto-Dominion Bank	3.500%	7/19/23	23,071	24,429
	Toronto-Dominion Bank	3.250%	3/11/24	20,600	21,656
	Toronto-Dominion Bank	2.650%	6/12/24	10,000	10,248
	US Bancorp	2.350%	1/29/21	24,120	24,241
	US Bancorp	4.125%	5/24/21	8,213	8,504
	US Bancorp	2.625%	1/24/22	26,917	27,415
	US Bancorp	3.000%	3/15/22	7,249	7,434
	US Bancorp	2.950%	7/15/22	22,800	23,394
	US Bancorp	3.700%	1/30/24	16,752	17,985
	US Bancorp	3.375%	2/5/24	28,880	30,549
	US Bancorp	2.400%	7/30/24	14,700	14,967
	US Bank NA	2.050%	10/23/20	23,765	23,802
	US Bank NA	3.000%	2/4/21	6,625	6,716
	US Bank NA	3.150%	4/26/21	7,038	7,166
	US Bank NA	3.450%	11/16/21	2,050	2,119
	US Bank NA	2.650%	5/23/22	19,400	19,776
	US Bank NA	2.850%	1/23/23	10,900	11,227
	US Bank NA	3.400%	7/24/23	11,250	11,867
	Wells Fargo & Co.	2.550%	12/7/20	35,331	35,521
	Wells Fargo & Co.	3.000%	1/22/21	26,211	26,558
	Wells Fargo & Co.	2.500%	3/4/21	41,533	41,792
	Wells Fargo & Co.	4.600%	4/1/21	32,997	34,277
	Wells Fargo & Co.	2.100%	7/26/21	41,752	41,784
	Wells Fargo & Co.	3.500%	3/8/22	30,734	31,802
	Wells Fargo & Co.	2.625%	7/22/22	56,389	57,291
	Wells Fargo & Co.	3.069%	1/24/23	71,094	72,659
	Wells Fargo & Co.	3.450%	2/13/23	30,028	31,171
	Wells Fargo & Co.	4.125%	8/15/23	16,658	17,765
	Wells Fargo & Co.	4.480%	1/16/24	6,902	7,484
	Wells Fargo & Co.	3.750%	1/24/24	32,705	34,761
	Wells Fargo Bank NA	2.600%	1/15/21	38,681	38,972
2	Wells Fargo Bank NA	3.325%	7/23/21	31,615	31,968
	Wells Fargo Bank NA	3.625%	10/22/21	30,900	31,888
2	Wells Fargo Bank NA	2.897%	5/27/22	3,750	3,791
	Wells Fargo Bank NA	3.550%	8/14/23	29,358	30,959
	Westpac Banking Corp.	2.600%	11/23/20	24,066	24,242
	Westpac Banking Corp.	2.650%	1/25/21	8,052	8,115
	Westpac Banking Corp.	2.100%	5/13/21	29,429	29,478
	Westpac Banking Corp.	2.000%	8/19/21	15,928	15,916
	Westpac Banking Corp.	2.800%	1/11/22	18,221	18,598
	Westpac Banking Corp.	2.500%	6/28/22	24,809	25,168
	Westpac Banking Corp.	2.750%	1/11/23	9,976	10,235
	Westpac Banking Corp.	3.650%	5/15/23	6,000	6,352
	Westpac Banking Corp.	3.300%	2/26/24	23,600	24,870
	Zions Bancorp NA	3.500%	8/27/21	12,084	12,371
	Zions Bancorp NA	3.350%	3/4/22	1,000	1,023
	Brokerage (0.9%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	6,669	7,174
	Ameriprise Financial Inc.	3.000%	3/22/22	4,550	4,659
	Ameriprise Financial Inc.	4.000%	10/15/23	15,505	16,623
	BGC Partners Inc.	5.375%	7/24/23	8,050	8,609
	BlackRock Inc.	4.250%	5/24/21	8,451	8,798

8

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
BlackRock Inc.	3.375%	6/1/22	9,645	10,047
BlackRock Inc.	3.500%	3/18/24	16,147	17,321
Brookfield Finance LLC	4.000%	4/1/24	8,919	9,496
Charles Schwab Corp.	3.250%	5/21/21	4,931	5,034
Charles Schwab Corp.	3.225%	9/1/22	1,500	1,549
Charles Schwab Corp.	2.650%	1/25/23	12,220	12,514
Charles Schwab Corp.	3.550%	2/1/24	12,197	13,008
CME Group Inc.	3.000%	9/15/22	7,487	7,748
E*TRADE Financial Corp.	2.950%	8/24/22	10,050	10,223
Eaton Vance Corp.	3.625%	6/15/23	4,580	4,825
Franklin Resources Inc.	2.800%	9/15/22	3,200	3,284
Intercontinental Exchange Inc.	2.750%	12/1/20	6,511	6,567
Intercontinental Exchange Inc.	2.350%	9/15/22	5,219	5,272
Intercontinental Exchange Inc.	3.450%	9/21/23	12,690	13,342
Intercontinental Exchange Inc.	4.000%	10/15/23	12,593	13,541
Invesco Finance plc	3.125%	11/30/22	9,732	9,993
Invesco Finance plc	4.000%	1/30/24	8,380	8,931
Jefferies Financial Group Inc.	5.500%	10/18/23	15,366	16,707
Jefferies Group LLC	6.875%	4/15/21	10,251	10,912
Jefferies Group LLC	5.125%	1/20/23	7,946	8,563
Owl Rock Capital Corp.	5.250%	4/15/24	4,050	4,293
Stifel Financial Corp.	3.500%	12/1/20	8,140	8,237
Stifel Financial Corp.	4.250%	7/18/24	3,700	3,915
TD Ameritrade Holding Corp.	2.950%	4/1/22	14,447	14,809
TD Ameritrade Holding Corp.	3.750%	4/1/24	5,105	5,452
Finance Companies (1.5%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/30/20	16,572	16,966
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	5/15/21	18,276	18,847
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	17,537	18,392
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	2,340	2,434
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	15,778	16,350
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	8,238	8,434
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	9,138	9,652
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	7,020	7,187
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	6,954	7,371
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	14,975	16,192
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	4,500	4,500
Air Lease Corp.	2.500%	3/1/21	6,454	6,480
Air Lease Corp.	3.875%	4/1/21	11,281	11,539
Air Lease Corp.	3.375%	6/1/21	11,092	11,271
Air Lease Corp.	3.500%	1/15/22	8,793	9,045
Air Lease Corp.	3.750%	2/1/22	10,125	10,440
Air Lease Corp.	2.625%	7/1/22	14,205	14,293
Air Lease Corp.	2.750%	1/15/23	9,734	9,844
Air Lease Corp.	3.875%	7/3/23	8,970	9,415
Air Lease Corp.	3.000%	9/15/23	11,362	11,576
Air Lease Corp.	4.250%	2/1/24	10,535	11,246
Aircastle Ltd.	5.125%	3/15/21	4,250	4,402
Aircastle Ltd.	5.500%	2/15/22	7,000	7,474
Aircastle Ltd.	5.000%	4/1/23	10,675	11,420
Aircastle Ltd.	4.400%	9/25/23	16,504	17,360
Aircastle Ltd.	4.125%	5/1/24	450	470

9

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ares Capital Corp.	3.625%	1/19/22	11,355	11,555
	Ares Capital Corp.	3.500%	2/10/23	5,515	5,566
	Ares Capital Corp.	4.200%	6/10/24	10,453	10,851
	FS KKR Capital Corp.	4.750%	5/15/22	4,775	4,886
	FS KKR Capital Corp.	4.625%	7/15/24	5,500	5,597
	GATX Corp.	4.850%	6/1/21	3,925	4,097
	GATX Corp.	3.900%	3/30/23	1,775	1,862
	GATX Corp.	4.350%	2/15/24	2,359	2,542
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	89,335	88,845
	HSBC Finance Corp.	6.676%	1/15/21	70	74
	International Lease Finance Corp.	8.250%	12/15/20	8,924	9,565
	International Lease Finance Corp.	4.625%	4/15/21	6,941	7,175
	International Lease Finance Corp.	8.625%	1/15/22	10,260	11,680
	International Lease Finance Corp.	5.875%	8/15/22	11,869	13,038
	Prospect Capital Corp.	5.875%	3/15/23	3,394	3,567
	Insurance (3.3%)
	AEGON Funding Co. LLC	5.750%	12/15/20	7,801	8,142
	Aetna Inc.	2.750%	11/15/22	14,011	14,213
	Aetna Inc.	2.800%	6/15/23	20,054	20,374
	Aflac Inc.	4.000%	2/15/22	5,975	6,235
	Aflac Inc.	3.625%	6/15/23	7,698	8,145
	Alleghany Corp.	5.625%	9/15/20	1,400	1,447
	Alleghany Corp.	4.950%	6/27/22	7,020	7,542
	Allstate Corp.	3.150%	6/15/23	8,417	8,780
2	Allstate Corp.	5.750%	8/15/53	9,705	10,287
	Alterra Finance LLC	6.250%	9/30/20	5,940	6,174
	American International Group Inc.	6.400%	12/15/20	10,878	11,451
	American International Group Inc.	3.300%	3/1/21	12,465	12,665
	American International Group Inc.	4.875%	6/1/22	27,635	29,568
	American International Group Inc.	4.125%	2/15/24	10,520	11,340
	Anthem Inc.	2.500%	11/21/20	15,912	15,974
	Anthem Inc.	3.700%	8/15/21	10,130	10,404
	Anthem Inc.	3.125%	5/15/22	11,898	12,189
	Anthem Inc.	2.950%	12/1/22	7,164	7,327
	Anthem Inc.	3.300%	1/15/23	19,035	19,660
	Anthem Inc.	3.500%	8/15/24	15,290	16,029
	Aon Corp.	5.000%	9/30/20	10,283	10,589
	Aon plc	2.800%	3/15/21	6,149	6,204
	Aon plc	4.000%	11/27/23	4,097	4,372
	Aon plc	3.500%	6/14/24	12,037	12,694
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	4,375	4,703
	Assurant Inc.	4.000%	3/15/23	5,675	5,942
	Assurant Inc.	4.200%	9/27/23	3,500	3,672
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	1,921	2,130
	AXA Equitable Holdings Inc.	3.900%	4/20/23	12,880	13,526
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	10,681	10,800
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	13,448	13,893
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	10,482	10,829
	Berkshire Hathaway Inc.	2.200%	3/15/21	18,877	18,994
	Berkshire Hathaway Inc.	3.750%	8/15/21	7,912	8,209
	Berkshire Hathaway Inc.	3.400%	1/31/22	9,024	9,379
	Berkshire Hathaway Inc.	3.000%	2/11/23	8,893	9,207
	Berkshire Hathaway Inc.	2.750%	3/15/23	27,846	28,717
	Chubb INA Holdings Inc.	2.300%	11/3/20	19,548	19,624
	Chubb INA Holdings Inc.	2.875%	11/3/22	11,588	11,929
	Chubb INA Holdings Inc.	2.700%	3/13/23	12,927	13,215
	Chubb INA Holdings Inc.	3.350%	5/15/24	11,732	12,469
	Cigna Holding Co.	4.375%	12/15/20	1,750	1,793
	Cigna Holding Co.	4.500%	3/15/21	3,074	3,160
	Cigna Holding Co.	4.000%	2/15/22	7,665	7,975
	CNA Financial Corp.	5.750%	8/15/21	5,725	6,099
	CNA Financial Corp.	3.950%	5/15/24	8,900	9,537
	Enstar Group Ltd.	4.500%	3/10/22	4,100	4,249

10

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Fidelity National Financial Inc.	5.500%	9/1/22	3,910	4,262
	Globe Life Inc.	3.800%	9/15/22	3,080	3,191
	Humana Inc.	2.500%	12/15/20	3,055	3,062
	Humana Inc.	3.150%	12/1/22	9,803	10,050
	Humana Inc.	2.900%	12/15/22	9,304	9,483
	Lincoln National Corp.	4.850%	6/24/21	4,517	4,729
	Lincoln National Corp.	4.200%	3/15/22	4,707	4,940
	Lincoln National Corp.	4.000%	9/1/23	8,350	8,908
	Loews Corp.	2.625%	5/15/23	10,718	10,895
	Manulife Financial Corp.	4.900%	9/17/20	8,878	9,113
	Markel Corp.	4.900%	7/1/22	5,280	5,665
	Marsh & McLennan Cos. Inc.	3.500%	12/29/20	530	539
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,771	1,842
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	8,973	9,116
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	4,707	4,892
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	25,010	26,809
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	8,902	9,401
	MetLife Inc.	3.048%	12/15/22	5,934	6,112
	MetLife Inc.	4.368%	9/15/23	13,366	14,578
	MetLife Inc.	3.600%	4/10/24	13,850	14,765
	Primerica Inc.	4.750%	7/15/22	5,044	5,386
	Principal Financial Group Inc.	3.300%	9/15/22	5,935	6,144
	Principal Financial Group Inc.	3.125%	5/15/23	3,917	4,027
	Progressive Corp.	3.750%	8/23/21	8,078	8,365
	Prudential Financial Inc.	4.500%	11/15/20	8,150	8,387
	Prudential Financial Inc.	4.500%	11/16/21	7,207	7,589
	Prudential Financial Inc.	3.500%	5/15/24	10,325	11,011
2	Prudential Financial Inc.	5.875%	9/15/42	9,550	10,228
2	Prudential Financial Inc.	5.625%	6/15/43	29,306	31,284
2	Prudential Financial Inc.	5.200%	3/15/44	2,800	2,905
	Reinsurance Group of America Inc.	5.000%	6/1/21	7,385	7,736
	Reinsurance Group of America Inc.	4.700%	9/15/23	4,708	5,147
	Travelers Cos. Inc.	3.900%	11/1/20	4,819	4,929
	Trinity Acquisition plc	3.500%	9/15/21	10,004	10,174
	UnitedHealth Group Inc.	1.950%	10/15/20	11,088	11,081
	UnitedHealth Group Inc.	3.875%	10/15/20	9,276	9,432
	UnitedHealth Group Inc.	4.700%	2/15/21	5,708	5,885
	UnitedHealth Group Inc.	2.125%	3/15/21	13,986	14,014
	UnitedHealth Group Inc.	3.150%	6/15/21	9,762	9,960
	UnitedHealth Group Inc.	3.375%	11/15/21	7,600	7,801
	UnitedHealth Group Inc.	2.875%	12/15/21	19,338	19,717
	UnitedHealth Group Inc.	2.875%	3/15/22	13,238	13,502
	UnitedHealth Group Inc.	3.350%	7/15/22	13,196	13,702
	UnitedHealth Group Inc.	2.375%	10/15/22	15,465	15,649
	UnitedHealth Group Inc.	2.750%	2/15/23	4,582	4,691
	UnitedHealth Group Inc.	2.875%	3/15/23	15,176	15,612
	UnitedHealth Group Inc.	3.500%	6/15/23	6,279	6,630
	UnitedHealth Group Inc.	3.500%	2/15/24	5,945	6,311
	UnitedHealth Group Inc.	2.375%	8/15/24	7,975	8,094
	Unum Group	5.625%	9/15/20	2,708	2,794
	Unum Group	3.000%	5/15/21	5,250	5,304
	Unum Group	4.000%	3/15/24	8,852	9,407
	Voya Financial Inc.	3.125%	7/15/24	11,721	12,077
2	Voya Financial Inc.	5.650%	5/15/53	2,000	2,105
	Willis North America Inc.	3.600%	5/15/24	14,690	15,296
	Willis Towers Watson plc	5.750%	3/15/21	4,175	4,391
	WR Berkley Corp.	5.375%	9/15/20	3,175	3,264
	WR Berkley Corp.	4.625%	3/15/22	6,541	6,928
	Other Finance (0.0%)
	ORIX Corp.	2.900%	7/18/22	10,275	10,486
	Real Estate Investment Trusts (2.6%)
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	15,697	16,691

11

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	7,039	7,560
American Campus Communities Operating Partnership LP	3.350%	10/1/20	5,757	5,817
American Campus Communities Operating Partnership LP	3.750%	4/15/23	5,700	5,971
American Campus Communities Operating Partnership LP	4.125%	7/1/24	6,149	6,604
AvalonBay Communities Inc.	3.625%	10/1/20	8,455	8,558
AvalonBay Communities Inc.	2.950%	9/15/22	5,775	5,905
AvalonBay Communities Inc.	4.200%	12/15/23	4,975	5,376
Boston Properties LP	5.625%	11/15/20	13,539	13,996
Boston Properties LP	4.125%	5/15/21	12,873	13,251
Boston Properties LP	3.850%	2/1/23	5,011	5,280
Boston Properties LP	3.125%	9/1/23	8,049	8,323
Boston Properties LP	3.800%	2/1/24	11,325	12,035
Brandywine Operating Partnership LP	3.950%	2/15/23	5,858	6,130
Brixmor Operating Partnership LP	3.875%	8/15/22	6,472	6,753
Brixmor Operating Partnership LP	3.250%	9/15/23	11,731	12,086
Brixmor Operating Partnership LP	3.650%	6/15/24	6,986	7,295
Camden Property Trust	4.625%	6/15/21	1,100	1,139
Camden Property Trust	2.950%	12/15/22	5,971	6,120
Corporate Office Properties LP	3.700%	6/15/21	4,160	4,225
Corporate Office Properties LP	3.600%	5/15/23	5,304	5,451
CubeSmart LP	4.375%	12/15/23	4,117	4,417
Digital Realty Trust LP	3.950%	7/1/22	6,424	6,728
Digital Realty Trust LP	3.625%	10/1/22	6,856	7,120
Digital Realty Trust LP	2.750%	2/1/23	4,799	4,865
Duke Realty LP	4.375%	6/15/22	1,061	1,119
Duke Realty LP	3.875%	10/15/22	4,319	4,524
Duke Realty LP	3.625%	4/15/23	1,500	1,562
ERP Operating LP	4.625%	12/15/21	8,156	8,581
ERP Operating LP	3.000%	4/15/23	5,725	5,918
Essex Portfolio LP	3.625%	8/15/22	3,450	3,584
Essex Portfolio LP	3.375%	1/15/23	1,000	1,035
Essex Portfolio LP	3.250%	5/1/23	7,857	8,093
Essex Portfolio LP	3.875%	5/1/24	3,450	3,659
HCP Inc.	3.150%	8/1/22	4,014	4,114
HCP Inc.	4.000%	12/1/22	7,863	8,276
HCP Inc.	4.250%	11/15/23	7,476	8,020
HCP Inc.	4.200%	3/1/24	4,123	4,441
HCP Inc.	3.875%	8/15/24	11,094	11,892
Healthcare Trust of America Holdings LP	3.375%	7/15/21	5,257	5,353
Healthcare Trust of America Holdings LP	2.950%	7/1/22	7,013	7,134
Healthcare Trust of America Holdings LP	3.700%	4/15/23	2,375	2,461
Highwoods Realty LP	3.200%	6/15/21	3,041	3,081
Highwoods Realty LP	3.625%	1/15/23	1,360	1,413
Hospitality Properties Trust	4.250%	2/15/21	4,648	4,720
Hospitality Properties Trust	5.000%	8/15/22	4,439	4,661
Hospitality Properties Trust	4.500%	6/15/23	8,045	8,398
Hospitality Properties Trust	4.650%	3/15/24	8,175	8,484
Host Hotels & Resorts LP	6.000%	10/1/21	5,478	5,825
Host Hotels & Resorts LP	5.250%	3/15/22	2,314	2,455
Host Hotels & Resorts LP	4.750%	3/1/23	7,207	7,707
Host Hotels & Resorts LP	3.750%	10/15/23	5,400	5,632
Host Hotels & Resorts LP	3.875%	4/1/24	7,075	7,431
Kilroy Realty LP	3.800%	1/15/23	75	79
Kimco Realty Corp.	3.200%	5/1/21	6,940	7,040
Kimco Realty Corp.	3.400%	11/1/22	5,557	5,737
Kimco Realty Corp.	3.125%	6/1/23	3,948	4,067
Kimco Realty Corp.	2.700%	3/1/24	4,490	4,565
Liberty Property LP	4.750%	10/1/20	9,960	10,209
Liberty Property LP	4.125%	6/15/22	3,384	3,544
Liberty Property LP	3.375%	6/15/23	2,900	3,001
Liberty Property LP	4.400%	2/15/24	4,477	4,827

12

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Mid-America Apartments LP	4.300%	10/15/23	6,755	7,256
Mid-America Apartments LP	3.750%	6/15/24	4,690	4,962
National Retail Properties Inc.	3.800%	10/15/22	4,492	4,682
National Retail Properties Inc.	3.300%	4/15/23	5,000	5,162
National Retail Properties Inc.	3.900%	6/15/24	3,841	4,068
Office Properties Income Trust	4.000%	7/15/22	6,500	6,645
Omega Healthcare Investors Inc.	4.375%	8/1/23	15,545	16,362
Omega Healthcare Investors Inc.	4.950%	4/1/24	7,350	7,901
Piedmont Operating Partnership LP	3.400%	6/1/23	4,466	4,534
Piedmont Operating Partnership LP	4.450%	3/15/24	6,575	6,954
ProLogis LP	4.250%	8/15/23	15,786	17,073
Public Storage	2.370%	9/15/22	7,248	7,337
Realty Income Corp.	3.250%	10/15/22	9,285	9,620
Realty Income Corp.	4.650%	8/1/23	18,020	19,672
Realty Income Corp.	3.875%	7/15/24	8,564	9,199
Regency Centers Corp.	3.750%	11/15/22	4,205	4,389
Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	7,695	8,077
Select Income REIT	4.150%	2/1/22	5,540	5,655
Select Income REIT	4.250%	5/15/24	4,903	5,047
Simon Property Group LP	2.500%	9/1/20	9,283	9,319
Simon Property Group LP	4.375%	3/1/21	11,582	11,921
Simon Property Group LP	2.500%	7/15/21	9,025	9,111
Simon Property Group LP	4.125%	12/1/21	11,780	12,276
Simon Property Group LP	2.350%	1/30/22	8,355	8,435
Simon Property Group LP	3.375%	3/15/22	7,334	7,560
Simon Property Group LP	2.625%	6/15/22	4,425	4,501
Simon Property Group LP	2.750%	2/1/23	8,074	8,287
Simon Property Group LP	2.750%	6/1/23	9,207	9,449
Simon Property Group LP	3.750%	2/1/24	10,093	10,792
SITE Centers Corp.	4.625%	7/15/22	3,143	3,300
SL Green Operating Partnership LP	3.250%	10/15/22	4,200	4,284
SL Green Realty Corp.	4.500%	12/1/22	5,725	6,054
UDR Inc.	3.700%	10/1/20	9,575	9,707
UDR Inc.	4.625%	1/10/22	975	1,023
UDR Inc.	3.750%	7/1/24	4,300	4,572
Ventas Realty LP	3.100%	1/15/23	5,290	5,442
Ventas Realty LP	3.125%	6/15/23	6,882	7,080
Ventas Realty LP	3.500%	4/15/24	6,730	7,077
Ventas Realty LP	3.750%	5/1/24	7,515	7,961
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,565	4,684
VEREIT Operating Partnership LP	4.125%	6/1/21	10,965	11,259
VEREIT Operating Partnership LP	4.600%	2/6/24	9,361	10,115
Washington REIT	4.950%	10/1/20	2,150	2,180
Washington REIT	3.950%	10/15/22	2,300	2,392
Weingarten Realty Investors	3.375%	10/15/22	2,209	2,275
Weingarten Realty Investors	3.500%	4/15/23	3,465	3,569
Welltower Inc.	4.950%	1/15/21	7,286	7,548
Welltower Inc.	5.250%	1/15/22	7,351	7,827
Welltower Inc.	3.750%	3/15/23	9,510	10,013
Welltower Inc.	3.950%	9/1/23	10,341	11,019
Welltower Inc.	4.500%	1/15/24	6,339	6,847
Welltower Inc.	3.625%	3/15/24	9,590	10,097
WP Carey Inc.	4.600%	4/1/24	5,850	6,284
				12,464,836
Industrial (53.2%)
Basic Industry (2.4%)
Air Products & Chemicals Inc.	3.000%	11/3/21	3,836	3,919
Air Products & Chemicals Inc.	2.750%	2/3/23	5,799	5,959
Air Products & Chemicals Inc.	3.350%	7/31/24	7,960	8,453
ArcelorMittal	5.500%	3/1/21	12,316	12,824
ArcelorMittal	6.250%	2/25/22	10,049	10,878
ArcelorMittal	3.600%	7/16/24	7,000	7,104
Barrick Gold Corp.	3.850%	4/1/22	2,939	3,059

13

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	640	657
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,370	17,722
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	8,415	9,022
	Braskem Finance Ltd.	6.450%	2/3/24	11,065	12,144
	Cabot Corp.	3.700%	7/15/22	5,145	5,282
	Celanese US Holdings LLC	5.875%	6/15/21	6,132	6,503
	Celanese US Holdings LLC	4.625%	11/15/22	8,865	9,402
	Celanese US Holdings LLC	3.500%	5/8/24	7,475	7,783
	Domtar Corp.	4.400%	4/1/22	5,403	5,611
	Dow Chemical Co.	4.125%	11/15/21	16,143	16,743
	Dow Chemical Co.	3.000%	11/15/22	24,842	25,370
3	Dow Chemical Co.	3.150%	5/15/24	8,700	8,978
	DuPont de Nemours Inc.	3.766%	11/15/20	21,925	22,362
	DuPont de Nemours Inc.	4.205%	11/15/23	34,336	36,995
	Eastman Chemical Co.	4.500%	1/15/21	51	52
	Eastman Chemical Co.	3.500%	12/1/21	8,330	8,528
	Eastman Chemical Co.	3.600%	8/15/22	9,920	10,244
	Ecolab Inc.	4.350%	12/8/21	18,198	19,129
	Ecolab Inc.	2.375%	8/10/22	7,286	7,360
	Ecolab Inc.	3.250%	1/14/23	3,100	3,201
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	2,878	3,072
	FMC Corp.	3.950%	2/1/22	1,925	1,985
	FMC Corp.	4.100%	2/1/24	7,197	7,565
	Georgia-Pacific LLC	8.000%	1/15/24	575	702
	International Flavors & Fragrances Inc.	3.400%	9/25/20	5,395	5,463
	International Flavors & Fragrances Inc.	3.200%	5/1/23	5,154	5,303
	International Paper Co.	7.500%	8/15/21	5,480	6,036
	International Paper Co.	4.750%	2/15/22	9,997	10,559
	International Paper Co.	3.650%	6/15/24	10,144	10,760
	Kinross Gold Corp.	5.125%	9/1/21	8,205	8,502
	Kinross Gold Corp.	5.950%	3/15/24	5,845	6,503
	LYB International Finance BV	4.000%	7/15/23	13,621	14,488
	LyondellBasell Industries NV	6.000%	11/15/21	16,253	17,397
	LyondellBasell Industries NV	5.750%	4/15/24	8,580	9,793
	Mosaic Co.	3.750%	11/15/21	4,120	4,235
	Mosaic Co.	3.250%	11/15/22	10,160	10,395
	Mosaic Co.	4.250%	11/15/23	16,550	17,487
	Newmont Goldcorp Corp.	3.625%	6/9/21	6,800	6,923
	Newmont Goldcorp Corp.	3.500%	3/15/22	17,286	17,746
	Newmont Goldcorp Corp.	3.700%	3/15/23	13,639	14,199
	Nucor Corp.	4.125%	9/15/22	9,136	9,664
	Nucor Corp.	4.000%	8/1/23	10,020	10,711
	Nutrien Ltd.	3.150%	10/1/22	7,729	7,889
	Nutrien Ltd.	3.500%	6/1/23	7,249	7,510
	Nutrien Ltd.	3.625%	3/15/24	8,459	8,880
	Packaging Corp. of America	2.450%	12/15/20	7,080	7,096
	Packaging Corp. of America	3.900%	6/15/22	6,084	6,339
	Packaging Corp. of America	4.500%	11/1/23	9,595	10,345
	PPG Industries Inc.	3.600%	11/15/20	3,475	3,529
	PPG Industries Inc.	3.200%	3/15/23	3,565	3,702
	PPG Industries Inc.	2.400%	8/15/24	5,000	5,030
	Praxair Inc.	2.250%	9/24/20	5,079	5,094
	Praxair Inc.	4.050%	3/15/21	7,425	7,661
	Praxair Inc.	3.000%	9/1/21	6,507	6,641
	Praxair Inc.	2.450%	2/15/22	4,061	4,117
	Praxair Inc.	2.200%	8/15/22	10,378	10,493
	Praxair Inc.	2.700%	2/21/23	12,250	12,535
	Rayonier Inc.	3.750%	4/1/22	4,000	4,070
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	3,548	3,761
	RPM International Inc.	3.450%	11/15/22	6,408	6,570
	Sasol Financing International Ltd.	4.500%	11/14/22	14,595	14,986
	SASOL Financing USA LLC	5.875%	3/27/24	21,975	23,678
	Sherwin-Williams Co.	4.200%	1/15/22	5,215	5,464
	Sherwin-Williams Co.	2.750%	6/1/22	16,169	16,447

14

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sherwin-Williams Co.	3.125%	6/1/24	6,850	7,114
	Southern Copper Corp.	3.500%	11/8/22	5,315	5,459
	Vale Overseas Ltd.	4.375%	1/11/22	14,768	15,266
	WestRock RKT Co.	4.900%	3/1/22	2,606	2,767
	WestRock RKT Co.	4.000%	3/1/23	6,955	7,308
	Weyerhaeuser Co.	4.700%	3/15/21	6,313	6,506
	Weyerhaeuser Co.	3.250%	3/15/23	1,470	1,513
	Weyerhaeuser Co.	4.625%	9/15/23	14,414	15,641
	Capital Goods (5.3%)
	3M Co.	2.000%	8/7/20	7,675	7,681
	3M Co.	3.000%	9/14/21	400	409
	3M Co.	1.625%	9/19/21	9,211	9,180
	3M Co.	2.750%	3/1/22	5,520	5,649
	3M Co.	2.000%	6/26/22	7,913	7,962
	3M Co.	1.750%	2/14/23	7,350	7,334
	3M Co.	2.250%	3/15/23	12,199	12,367
	3M Co.	3.250%	2/14/24	12,985	13,690
	ABB Finance USA Inc.	2.875%	5/8/22	10,055	10,290
	ABB Finance USA Inc.	3.375%	4/3/23	7,017	7,338
3	Bemis Co. Inc.	4.500%	10/15/21	3,142	3,270
	Boeing Co.	1.650%	10/30/20	6,681	6,649
	Boeing Co.	2.300%	8/1/21	12,005	12,059
	Boeing Co.	8.750%	8/15/21	1,900	2,140
	Boeing Co.	2.350%	10/30/21	3,475	3,499
	Boeing Co.	2.125%	3/1/22	8,150	8,176
	Boeing Co.	2.700%	5/1/22	7,850	8,009
	Boeing Co.	2.800%	3/1/23	7,235	7,413
	Boeing Co.	1.875%	6/15/23	4,985	4,945
	Boeing Co.	2.800%	3/1/24	10,325	10,626
	Carlisle Cos. Inc.	3.750%	11/15/22	3,775	3,911
	Caterpillar Financial Services Corp.	1.850%	9/4/20	22,707	22,646
	Caterpillar Financial Services Corp.	2.500%	11/13/20	4,950	4,972
	Caterpillar Financial Services Corp.	2.900%	3/15/21	4,175	4,235
	Caterpillar Financial Services Corp.	2.650%	5/17/21	6,850	6,928
	Caterpillar Financial Services Corp.	1.700%	8/9/21	7,244	7,211
	Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	2,031
	Caterpillar Financial Services Corp.	3.150%	9/7/21	5,565	5,696
	Caterpillar Financial Services Corp.	1.931%	10/1/21	7,604	7,600
	Caterpillar Financial Services Corp.	2.950%	2/26/22	13,430	13,762
	Caterpillar Financial Services Corp.	2.850%	6/1/22	11,720	11,992
	Caterpillar Financial Services Corp.	2.400%	6/6/22	11,425	11,548
	Caterpillar Financial Services Corp.	2.550%	11/29/22	11,190	11,384
	Caterpillar Financial Services Corp.	2.625%	3/1/23	6,913	7,069
	Caterpillar Financial Services Corp.	3.450%	5/15/23	10,571	11,115
	Caterpillar Financial Services Corp.	3.750%	11/24/23	4,231	4,531
	Caterpillar Financial Services Corp.	3.650%	12/7/23	3,925	4,188
	Caterpillar Financial Services Corp.	2.850%	5/17/24	7,400	7,683
	Caterpillar Financial Services Corp.	3.300%	6/9/24	9,035	9,580
	Caterpillar Inc.	3.900%	5/27/21	10,917	11,272
	Caterpillar Inc.	2.600%	6/26/22	7,662	7,783
	Caterpillar Inc.	3.400%	5/15/24	23,115	24,602
	CNH Industrial Capital LLC	4.375%	11/6/20	9,384	9,571
	CNH Industrial Capital LLC	4.875%	4/1/21	6,160	6,371
	CNH Industrial Capital LLC	3.875%	10/15/21	5,748	5,882
	CNH Industrial Capital LLC	4.375%	4/5/22	9,919	10,337
	CNH Industrial Capital LLC	4.200%	1/15/24	2,090	2,205
	CNH Industrial NV	4.500%	8/15/23	13,881	14,855
	Crane Co.	4.450%	12/15/23	4,590	4,898
	CRH America Inc.	5.750%	1/15/21	8,309	8,620
	Deere & Co.	2.600%	6/8/22	18,684	19,026
	Dover Corp.	4.300%	3/1/21	5,265	5,393
	Eaton Corp.	2.750%	11/2/22	18,613	18,981
3	Embraer Overseas Ltd.	5.696%	9/16/23	6,325	6,979

15

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Embraer SA	5.150%	6/15/22	8,143	8,647
	Emerson Electric Co.	4.250%	11/15/20	5,925	6,085
	Emerson Electric Co.	2.625%	12/1/21	7,674	7,806
	Emerson Electric Co.	2.625%	2/15/23	5,850	6,053
	FLIR Systems Inc.	3.125%	6/15/21	5,418	5,490
	Flowserve Corp.	3.500%	9/15/22	6,880	6,991
	Flowserve Corp.	4.000%	11/15/23	6,400	6,598
	Fortive Corp.	2.350%	6/15/21	10,574	10,598
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	8,900	9,454
	General Dynamics Corp.	3.000%	5/11/21	23,564	24,052
	General Dynamics Corp.	3.875%	7/15/21	10,319	10,681
	General Dynamics Corp.	2.250%	11/15/22	16,989	17,204
	General Dynamics Corp.	3.375%	5/15/23	15,788	16,611
	General Dynamics Corp.	1.875%	8/15/23	4,759	4,746
	General Electric Co.	4.375%	9/16/20	21,551	21,900
	General Electric Co.	4.625%	1/7/21	19,430	19,868
	General Electric Co.	5.300%	2/11/21	16,801	17,271
	General Electric Co.	4.650%	10/17/21	15,842	16,390
	General Electric Co.	3.150%	9/7/22	9,736	9,805
	General Electric Co.	2.700%	10/9/22	45,618	45,287
	General Electric Co.	3.100%	1/9/23	27,216	27,301
	General Electric Co.	3.375%	3/11/24	15,250	15,455
	General Electric Co.	3.450%	5/15/24	10,200	10,345
	Honeywell International Inc.	4.250%	3/1/21	10,707	11,073
	Honeywell International Inc.	1.850%	11/1/21	21,377	21,348
	Honeywell International Inc.	2.150%	8/8/22	7,000	7,073
	Honeywell International Inc.	3.350%	12/1/23	5,705	6,060
	Honeywell International Inc.	2.300%	8/15/24	12,800	13,061
	Hubbell Inc.	3.625%	11/15/22	5,500	5,716
	IDEX Corp.	4.500%	12/15/20	750	766
	IDEX Corp.	4.200%	12/15/21	3,175	3,292
	Illinois Tool Works Inc.	3.375%	9/15/21	4,052	4,165
	Illinois Tool Works Inc.	3.500%	3/1/24	11,609	12,290
	Ingersoll-Rand Global Holding Co. Ltd.	2.900%	2/21/21	6,106	6,168
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	6,602	7,055
	John Deere Capital Corp.	2.450%	9/11/20	8,850	8,891
	John Deere Capital Corp.	2.350%	1/8/21	12,936	12,998
	John Deere Capital Corp.	2.550%	1/8/21	5,050	5,096
	John Deere Capital Corp.	2.800%	3/4/21	3,863	3,909
	John Deere Capital Corp.	2.875%	3/12/21	2,970	3,011
	John Deere Capital Corp.	3.900%	7/12/21	5,573	5,765
	John Deere Capital Corp.	3.125%	9/10/21	3,915	4,005
	John Deere Capital Corp.	3.150%	10/15/21	6,068	6,214
	John Deere Capital Corp.	2.650%	1/6/22	7,762	7,900
	John Deere Capital Corp.	3.200%	1/10/22	425	437
	John Deere Capital Corp.	2.750%	3/15/22	7,240	7,375
	John Deere Capital Corp.	2.950%	4/1/22	6,810	6,975
	John Deere Capital Corp.	2.150%	9/8/22	5,500	5,538
	John Deere Capital Corp.	2.700%	1/6/23	13,100	13,418
	John Deere Capital Corp.	2.800%	1/27/23	9,035	9,291
	John Deere Capital Corp.	2.800%	3/6/23	11,975	12,302
	John Deere Capital Corp.	3.450%	6/7/23	7,830	8,257
	John Deere Capital Corp.	3.650%	10/12/23	10,150	10,805
	John Deere Capital Corp.	3.450%	1/10/24	6,374	6,763
	John Deere Capital Corp.	2.600%	3/7/24	5,075	5,206
	John Deere Capital Corp.	3.350%	6/12/24	14,680	15,535
	John Deere Capital Corp.	2.650%	6/24/24	8,730	8,978
	Johnson Controls International plc	3.625%	7/2/24	10,254	10,785
	Kennametal Inc.	3.875%	2/15/22	4,025	4,159
3	L3Harris Technologies Inc.	4.950%	2/15/21	10,650	10,983
3	L3Harris Technologies Inc.	3.850%	6/15/23	13,965	14,747
3	L3Harris Technologies Inc.	3.950%	5/28/24	5,100	5,442
	Leggett & Platt Inc.	3.400%	8/15/22	1,587	1,617
	Lennox International Inc.	3.000%	11/15/23	4,895	4,982

16

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Lockheed Martin Corp.	2.500%	11/23/20	15,755	15,841
Lockheed Martin Corp.	3.350%	9/15/21	12,428	12,754
Lockheed Martin Corp.	3.100%	1/15/23	10,725	11,127
Masco Corp.	3.500%	4/1/21	5,957	6,042
Masco Corp.	5.950%	3/15/22	2,578	2,781
Mohawk Industries Inc.	3.850%	2/1/23	8,714	9,184
Northrop Grumman Corp.	2.080%	10/15/20	15,480	15,482
Northrop Grumman Corp.	3.500%	3/15/21	17,205	17,549
Northrop Grumman Corp.	2.550%	10/15/22	13,080	13,285
Northrop Grumman Corp.	3.250%	8/1/23	10,976	11,466
Nvent Finance Sarl	3.950%	4/15/23	1,887	1,932
Parker-Hannifin Corp.	3.500%	9/15/22	8,700	9,083
Parker-Hannifin Corp.	2.700%	6/14/24	8,325	8,516
Precision Castparts Corp.	2.500%	1/15/23	8,801	8,944
Raytheon Co.	3.125%	10/15/20	14,440	14,617
Raytheon Co.	2.500%	12/15/22	11,700	11,855
Republic Services Inc.	5.250%	11/15/21	8,288	8,829
Republic Services Inc.	3.550%	6/1/22	7,359	7,614
Republic Services Inc.	4.750%	5/15/23	9,028	9,808
Republic Services Inc.	2.500%	8/15/24	17,400	17,712
Rockwell Collins Inc.	3.100%	11/15/21	1,884	1,922
Rockwell Collins Inc.	2.800%	3/15/22	14,596	14,849
Rockwell Collins Inc.	3.700%	12/15/23	6,050	6,397
Rockwell Collins Inc.	3.200%	3/15/24	14,075	14,631
Roper Technologies Inc.	3.000%	12/15/20	5,178	5,231
Roper Technologies Inc.	2.800%	12/15/21	12,845	13,021
Roper Technologies Inc.	3.125%	11/15/22	6,200	6,371
Roper Technologies Inc.	3.650%	9/15/23	6,135	6,466
Snap-on Inc.	6.125%	9/1/21	3,000	3,242
Spirit AeroSystems Inc.	3.950%	6/15/23	9,590	9,978
Stanley Black & Decker Inc.	3.400%	12/1/21	6,430	6,590
Stanley Black & Decker Inc.	2.900%	11/1/22	10,278	10,530
Textron Inc.	4.300%	3/1/24	4,515	4,868
United Technologies Corp.	3.350%	8/16/21	14,528	14,897
United Technologies Corp.	1.950%	11/1/21	20,635	20,601
United Technologies Corp.	2.300%	5/4/22	5,253	5,298
United Technologies Corp.	3.100%	6/1/22	29,685	30,635
United Technologies Corp.	3.650%	8/16/23	32,495	34,478
United Technologies Corp.	2.800%	5/4/24	12,553	12,925
Wabtec Corp.	4.400%	3/15/24	11,000	11,762
Waste Management Inc.	4.600%	3/1/21	5,907	6,091
Waste Management Inc.	2.900%	9/15/22	8,450	8,654
Waste Management Inc.	2.400%	5/15/23	5,075	5,141
Waste Management Inc.	3.500%	5/15/24	6,055	6,418
Waste Management Inc.	2.950%	6/15/24	11,698	12,155
Xylem Inc.	4.875%	10/1/21	5,970	6,273
Communication (5.2%)
Activision Blizzard Inc.	2.300%	9/15/21	7,912	7,927
Activision Blizzard Inc.	2.600%	6/15/22	7,645	7,758
America Movil SAB de CV	3.125%	7/16/22	25,972	26,672
American Tower Corp.	3.300%	2/15/21	10,851	11,000
American Tower Corp.	3.450%	9/15/21	9,891	10,120
American Tower Corp.	5.900%	11/1/21	6,728	7,235
American Tower Corp.	2.250%	1/15/22	10,985	11,014
American Tower Corp.	4.700%	3/15/22	9,543	10,132
American Tower Corp.	3.500%	1/31/23	23,178	24,124
American Tower Corp.	3.000%	6/15/23	6,796	6,983
American Tower Corp.	5.000%	2/15/24	13,985	15,538
American Tower Corp.	3.375%	5/15/24	6,215	6,496
AT&T Inc.	4.600%	2/15/21	9,105	9,369
AT&T Inc.	2.800%	2/17/21	25,176	25,404
AT&T Inc.	4.450%	5/15/21	14,302	14,847
AT&T Inc.	3.875%	8/15/21	11,861	12,254

17

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AT&T Inc.	4.000%	1/15/22	6,648	6,939
	AT&T Inc.	3.000%	2/15/22	14,131	14,442
	AT&T Inc.	3.200%	3/1/22	24,922	25,568
	AT&T Inc.	3.800%	3/15/22	14,166	14,764
	AT&T Inc.	3.400%	6/15/22	9,226	9,515
	AT&T Inc.	3.000%	6/30/22	26,552	27,094
	AT&T Inc.	2.625%	12/1/22	7,660	7,764
	AT&T Inc.	3.600%	2/17/23	39,098	40,857
	AT&T Inc.	4.050%	12/15/23	5,375	5,773
	AT&T Inc.	3.800%	3/1/24	16,300	17,304
	AT&T Inc.	3.900%	3/11/24	14,349	15,306
	AT&T Inc.	4.450%	4/1/24	12,275	13,356
	AT&T Inc.	3.550%	6/1/24	11,756	12,365
	British Telecommunications plc	4.500%	12/4/23	9,850	10,616
	CBS Corp.	4.300%	2/15/21	5,481	5,617
	CBS Corp.	3.375%	3/1/22	8,506	8,726
	CBS Corp.	2.500%	2/15/23	6,923	6,984
	CBS Corp.	2.900%	6/1/23	3,422	3,490
	CBS Corp.	3.700%	8/15/24	5,150	5,440
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	17,323	18,240
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	45,250	47,819
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	15,480	16,613
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	14,492	17,805
	Comcast Corp.	3.300%	10/1/20	28,113	28,521
	Comcast Corp.	3.450%	10/1/21	20,393	21,004
	Comcast Corp.	1.625%	1/15/22	10,542	10,495
	Comcast Corp.	3.125%	7/15/22	11,724	12,128
	Comcast Corp.	2.850%	1/15/23	1,251	1,287
	Comcast Corp.	2.750%	3/1/23	20,350	20,890
	Comcast Corp.	3.000%	2/1/24	26,616	27,646
	Comcast Corp.	3.600%	3/1/24	13,496	14,398
	Comcast Corp.	3.700%	4/15/24	42,625	45,613
	Crown Castle International Corp.	3.400%	2/15/21	14,289	14,504
	Crown Castle International Corp.	2.250%	9/1/21	13,315	13,316
	Crown Castle International Corp.	4.875%	4/15/22	15,848	16,894
	Crown Castle International Corp.	5.250%	1/15/23	19,468	21,276
	Crown Castle International Corp.	3.150%	7/15/23	16,264	16,792
	Discovery Communications LLC	4.375%	6/15/21	8,895	9,225
	Discovery Communications LLC	3.300%	5/15/22	6,833	7,030
	Discovery Communications LLC	3.500%	6/15/22	10,493	10,786
	Discovery Communications LLC	2.950%	3/20/23	23,695	24,188
	Discovery Communications LLC	3.250%	4/1/23	6,268	6,429
	Discovery Communications LLC	3.800%	3/13/24	6,620	6,953
	Electronic Arts Inc.	3.700%	3/1/21	6,501	6,630
3	Fox Corp.	3.666%	1/25/22	13,850	14,358
3	Fox Corp.	4.030%	1/25/24	20,310	21,754
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	7,292	7,386
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	7,659	7,882
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	11,713	12,317
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	4,956	5,356
	Moody’s Corp.	5.500%	9/1/20	8,765	9,044
	Moody’s Corp.	3.250%	6/7/21	2,763	2,814
	Moody’s Corp.	2.750%	12/15/21	6,575	6,661
	Moody’s Corp.	4.500%	9/1/22	6,820	7,260
	Moody’s Corp.	2.625%	1/15/23	6,708	6,795
	Moody’s Corp.	4.875%	2/15/24	6,232	6,902
	NBCUniversal Media LLC	4.375%	4/1/21	32,855	34,082
	NBCUniversal Media LLC	2.875%	1/15/23	19,405	20,021
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	22,038	22,830
	Orange SA	4.125%	9/14/21	15,921	16,549
	RELX Capital Inc.	3.125%	10/15/22	6,495	6,656
	RELX Capital Inc.	3.500%	3/16/23	15,771	16,439

18

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Rogers Communications Inc.	3.000%	3/15/23	8,651	8,874
	Rogers Communications Inc.	4.100%	10/1/23	9,395	10,016
	Telefonica Emisiones SAU	5.462%	2/16/21	21,690	22,675
	Telefonica Emisiones SAU	4.570%	4/27/23	10,850	11,744
	Thomson Reuters Corp.	4.300%	11/23/23	5,320	5,712
	Time Warner Cable LLC	4.125%	2/15/21	12,685	12,930
	Time Warner Cable LLC	4.000%	9/1/21	13,378	13,712
	Time Warner Entertainment Co. LP	8.375%	3/15/23	14,286	16,956
	Verizon Communications Inc.	3.450%	3/15/21	16,300	16,661
	Verizon Communications Inc.	4.600%	4/1/21	17,890	18,605
	Verizon Communications Inc.	2.946%	3/15/22	12,501	12,827
	Verizon Communications Inc.	3.125%	3/16/22	13,021	13,417
	Verizon Communications Inc.	2.450%	11/1/22	23,375	23,703
	Verizon Communications Inc.	5.150%	9/15/23	57,071	64,077
	Verizon Communications Inc.	4.150%	3/15/24	1,403	1,523
	Viacom Inc.	4.500%	3/1/21	2,883	2,974
	Viacom Inc.	3.875%	12/15/21	15,064	15,602
	Viacom Inc.	4.250%	9/1/23	8,430	8,988
	Viacom Inc.	3.875%	4/1/24	9,654	10,179
	Vodafone Group plc	3.750%	1/16/24	39,818	42,127
	Walt Disney Co.	2.150%	9/17/20	8,200	8,219
	Walt Disney Co.	2.300%	2/12/21	9,553	9,602
3	Walt Disney Co.	4.500%	2/15/21	14,151	14,666
	Walt Disney Co.	3.750%	6/1/21	7,111	7,336
	Walt Disney Co.	2.750%	8/16/21	6,876	6,987
	Walt Disney Co.	2.550%	2/15/22	6,655	6,770
	Walt Disney Co.	2.450%	3/4/22	10,865	11,044
3	Walt Disney Co.	3.000%	9/15/22	13,506	13,950
	Walt Disney Co.	2.350%	12/1/22	15,087	15,303
	Weibo Corp.	3.500%	7/5/24	11,700	11,921
	WPP Finance 2010	4.750%	11/21/21	16,742	17,590
	WPP Finance 2010	3.625%	9/7/22	8,145	8,426
	Consumer Cyclical (8.0%)
	Advance Auto Parts Inc.	4.500%	1/15/22	5,153	5,399
	Advance Auto Parts Inc.	4.500%	12/1/23	6,434	6,951
	Alibaba Group Holding Ltd.	3.125%	11/28/21	18,599	18,915
	Alibaba Group Holding Ltd.	2.800%	6/6/23	13,475	13,703
	Amazon.com Inc.	3.300%	12/5/21	9,052	9,343
	Amazon.com Inc.	2.500%	11/29/22	20,914	21,341
	Amazon.com Inc.	2.400%	2/22/23	21,394	21,806
	Amazon.com Inc.	2.800%	8/22/24	23,050	24,044
	American Honda Finance Corp.	2.450%	9/24/20	13,905	13,960
	American Honda Finance Corp.	3.150%	1/8/21	7,450	7,557
	American Honda Finance Corp.	2.650%	2/12/21	11,397	11,509
	American Honda Finance Corp.	1.650%	7/12/21	13,832	13,751
	American Honda Finance Corp.	1.700%	9/9/21	17,456	17,375
	American Honda Finance Corp.	3.375%	12/10/21	5,819	6,004
	American Honda Finance Corp.	2.200%	6/27/22	10,975	11,068
	American Honda Finance Corp.	2.600%	11/16/22	10,700	10,903
	American Honda Finance Corp.	3.450%	7/14/23	2,856	3,013
	American Honda Finance Corp.	3.625%	10/10/23	13,503	14,387
	American Honda Finance Corp.	3.550%	1/12/24	8,910	9,506
	American Honda Finance Corp.	2.900%	2/16/24	6,225	6,455
	American Honda Finance Corp.	2.400%	6/27/24	7,935	8,076
	Automatic Data Processing Inc.	2.250%	9/15/20	12,848	12,891
	AutoNation Inc.	3.350%	1/15/21	4,225	4,255
	AutoZone Inc.	4.000%	11/15/20	5,466	5,566
	AutoZone Inc.	3.700%	4/15/22	13,352	13,906
	AutoZone Inc.	2.875%	1/15/23	7,112	7,256
	AutoZone Inc.	3.125%	7/15/23	7,872	8,142
	AutoZone Inc.	3.125%	4/18/24	2,800	2,914
	Best Buy Co. Inc.	5.500%	3/15/21	4,306	4,483
	Block Financial LLC	4.125%	10/1/20	8,170	8,306

19

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Block Financial LLC	5.500%	11/1/22	3,150	3,378
Booking Holdings Inc.	2.750%	3/15/23	12,030	12,343
BorgWarner Inc.	4.625%	9/15/20	575	588
Carnival Corp.	3.950%	10/15/20	9,685	9,854
Choice Hotels International Inc.	5.750%	7/1/22	1,000	1,076
Costco Wholesale Corp.	2.150%	5/18/21	15,359	15,453
Costco Wholesale Corp.	2.250%	2/15/22	8,510	8,598
Costco Wholesale Corp.	2.300%	5/18/22	5,990	6,055
Costco Wholesale Corp.	2.750%	5/18/24	16,936	17,583
Cummins Inc.	3.650%	10/1/23	7,332	7,833
Delphi Corp.	4.150%	3/15/24	10,249	10,914
Dollar General Corp.	3.250%	4/15/23	9,514	9,866
Dollar Tree Inc.	3.700%	5/15/23	18,557	19,310
DR Horton Inc.	2.550%	12/1/20	6,245	6,248
DR Horton Inc.	4.375%	9/15/22	5,185	5,434
DR Horton Inc.	4.750%	2/15/23	3,100	3,311
DR Horton Inc.	5.750%	8/15/23	8,525	9,435
eBay Inc.	3.250%	10/15/20	6,455	6,525
eBay Inc.	2.875%	8/1/21	9,448	9,554
eBay Inc.	3.800%	3/9/22	13,713	14,247
eBay Inc.	2.600%	7/15/22	7,666	7,773
eBay Inc.	2.750%	1/30/23	15,641	15,931
eBay Inc.	3.450%	8/1/24	7,200	7,560
Expedia Group Inc.	4.500%	8/15/24	10,140	10,987
Family Dollar Stores Inc.	5.000%	2/1/21	450	465
Ford Motor Credit Co. LLC	2.343%	11/2/20	15,134	15,067
Ford Motor Credit Co. LLC	3.200%	1/15/21	24,946	25,049
Ford Motor Credit Co. LLC	5.750%	2/1/21	18,235	18,920
Ford Motor Credit Co. LLC	3.336%	3/18/21	29,433	29,593
Ford Motor Credit Co. LLC	3.470%	4/5/21	1,430	1,441
Ford Motor Credit Co. LLC	5.875%	8/2/21	28,442	29,934
Ford Motor Credit Co. LLC	3.813%	10/12/21	16,927	17,189
Ford Motor Credit Co. LLC	5.596%	1/7/22	15,375	16,256
Ford Motor Credit Co. LLC	3.219%	1/9/22	17,690	17,745
Ford Motor Credit Co. LLC	3.339%	3/28/22	12,821	12,877
Ford Motor Credit Co. LLC	2.979%	8/3/22	21,550	21,443
Ford Motor Credit Co. LLC	4.250%	9/20/22	11,075	11,398
Ford Motor Credit Co. LLC	3.350%	11/1/22	17,900	17,968
Ford Motor Credit Co. LLC	4.140%	2/15/23	3,400	3,483
Ford Motor Credit Co. LLC	3.096%	5/4/23	22,538	22,292
Ford Motor Credit Co. LLC	4.375%	8/6/23	18,504	19,122
Ford Motor Credit Co. LLC	3.810%	1/9/24	18,024	18,138
Ford Motor Credit Co. LLC	5.584%	3/18/24	17,200	18,486
General Motors Co.	4.875%	10/2/23	27,225	29,273
General Motors Financial Co. Inc.	2.450%	11/6/20	15,534	15,530
General Motors Financial Co. Inc.	3.700%	11/24/20	13,879	14,067
General Motors Financial Co. Inc.	4.200%	3/1/21	21,404	21,907
General Motors Financial Co. Inc.	3.550%	4/9/21	14,270	14,522
General Motors Financial Co. Inc.	3.200%	7/6/21	30,321	30,672
General Motors Financial Co. Inc.	4.375%	9/25/21	15,725	16,303
General Motors Financial Co. Inc.	4.200%	11/6/21	22,760	23,576
General Motors Financial Co. Inc.	3.450%	1/14/22	20,432	20,827
General Motors Financial Co. Inc.	3.450%	4/10/22	25,309	25,815
General Motors Financial Co. Inc.	3.150%	6/30/22	14,605	14,824
General Motors Financial Co. Inc.	3.550%	7/8/22	15,200	15,575
General Motors Financial Co. Inc.	3.250%	1/5/23	6,850	6,967
General Motors Financial Co. Inc.	3.700%	5/9/23	14,629	15,006
General Motors Financial Co. Inc.	4.250%	5/15/23	8,928	9,343
General Motors Financial Co. Inc.	4.150%	6/19/23	7,437	7,770
General Motors Financial Co. Inc.	5.100%	1/17/24	31,405	33,910
General Motors Financial Co. Inc.	3.950%	4/13/24	20,555	21,268
GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	5,358	5,458
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	6,392	6,895
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	4,900	4,941

20

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Home Depot Inc.	3.950%	9/15/20	5,301	5,381
Home Depot Inc.	2.000%	4/1/21	20,674	20,713
Home Depot Inc.	4.400%	4/1/21	14,061	14,539
Home Depot Inc.	3.250%	3/1/22	7,550	7,825
Home Depot Inc.	2.625%	6/1/22	16,593	16,992
Home Depot Inc.	2.700%	4/1/23	15,785	16,275
Home Depot Inc.	3.750%	2/15/24	18,831	20,291
Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,236
Hyatt Hotels Corp.	3.375%	7/15/23	4,675	4,849
IHS Markit Ltd.	4.125%	8/1/23	6,589	6,951
IHS Markit Ltd.	3.625%	5/1/24	6,500	6,776
JD.com Inc.	3.125%	4/29/21	7,304	7,345
Kohl’s Corp.	3.250%	2/1/23	6,425	6,580
Las Vegas Sands Corp.	3.200%	8/8/24	7,175	7,321
Lowe’s Cos. Inc.	3.750%	4/15/21	5,825	5,963
Lowe’s Cos. Inc.	3.800%	11/15/21	7,056	7,281
Lowe’s Cos. Inc.	3.120%	4/15/22	10,187	10,438
Lowe’s Cos. Inc.	3.875%	9/15/23	10,441	11,158
Macy’s Retail Holdings Inc.	3.450%	1/15/21	5,200	5,224
Macy’s Retail Holdings Inc.	3.875%	1/15/22	7,950	8,063
Macy’s Retail Holdings Inc.	2.875%	2/15/23	12,806	12,587
Macy’s Retail Holdings Inc.	4.375%	9/1/23	3,925	4,012
Macy’s Retail Holdings Inc.	3.625%	6/1/24	12,703	12,561
Magna International Inc.	3.625%	6/15/24	4,008	4,219
Marriott International Inc.	3.375%	10/15/20	9,925	10,008
Marriott International Inc.	2.875%	3/1/21	7,190	7,239
Marriott International Inc.	3.125%	10/15/21	3,150	3,194
Marriott International Inc.	2.300%	1/15/22	14,087	14,088
Marriott International Inc.	3.250%	9/15/22	3,440	3,529
Marriott International Inc.	4.150%	12/1/23	800	858
Marriott International Inc.	3.600%	4/15/24	8,925	9,421
Mastercard Inc.	2.000%	11/21/21	9,587	9,659
Mastercard Inc.	3.375%	4/1/24	17,783	19,002
McDonald’s Corp.	2.750%	12/9/20	21,448	21,648
McDonald’s Corp.	3.625%	5/20/21	7,736	7,921
McDonald’s Corp.	2.625%	1/15/22	16,504	16,751
McDonald’s Corp.	3.350%	4/1/23	11,528	12,061
McDonald’s Corp.	3.250%	6/10/24	2,386	2,517
NIKE Inc.	2.250%	5/1/23	14,232	14,426
Nordstrom Inc.	4.000%	10/15/21	7,557	7,769
NVR Inc.	3.950%	9/15/22	8,768	9,117
O’Reilly Automotive Inc.	4.875%	1/14/21	5,715	5,882
O’Reilly Automotive Inc.	4.625%	9/15/21	4,927	5,140
O’Reilly Automotive Inc.	3.800%	9/1/22	6,050	6,316
O’Reilly Automotive Inc.	3.850%	6/15/23	4,643	4,905
PACCAR Financial Corp.	2.050%	11/13/20	7,910	7,931
PACCAR Financial Corp.	2.250%	2/25/21	2,680	2,692
PACCAR Financial Corp.	2.800%	3/1/21	5,360	5,426
PACCAR Financial Corp.	3.150%	8/9/21	10,000	10,221
PACCAR Financial Corp.	2.850%	3/1/22	5,285	5,402
PACCAR Financial Corp.	2.650%	5/10/22	6,735	6,872
PACCAR Financial Corp.	3.400%	8/9/23	4,827	5,079
QVC Inc.	5.125%	7/2/22	8,763	9,245
QVC Inc.	4.375%	3/15/23	8,614	9,021
QVC Inc.	4.850%	4/1/24	10,070	10,653
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	7,765	7,787
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	6,450	7,014
Sands China Ltd.	4.600%	8/8/23	26,120	27,818
Starbucks Corp.	2.200%	11/22/20	8,075	8,083
Starbucks Corp.	2.100%	2/4/21	17,454	17,476
Starbucks Corp.	2.700%	6/15/22	7,250	7,387
Starbucks Corp.	3.100%	3/1/23	12,509	12,959
Starbucks Corp.	3.850%	10/1/23	8,423	8,970
Tapestry Inc.	3.000%	7/15/22	5,850	5,879

21

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Target Corp.	2.900%	1/15/22	15,085	15,512
Target Corp.	3.500%	7/1/24	9,225	9,927
TJX Cos. Inc.	2.750%	6/15/21	11,586	11,755
TJX Cos. Inc.	2.500%	5/15/23	14,993	15,275
Toyota Motor Corp.	3.183%	7/20/21	7,342	7,521
Toyota Motor Corp.	2.157%	7/2/22	7,300	7,350
Toyota Motor Corp.	3.419%	7/20/23	9,100	9,651
Toyota Motor Corp.	2.358%	7/2/24	2,000	2,036
Toyota Motor Credit Corp.	3.050%	1/8/21	3,900	3,962
Toyota Motor Credit Corp.	4.250%	1/11/21	5,044	5,202
Toyota Motor Credit Corp.	1.900%	4/8/21	18,547	18,557
Toyota Motor Credit Corp.	2.950%	4/13/21	14,816	15,074
Toyota Motor Credit Corp.	2.750%	5/17/21	6,173	6,264
Toyota Motor Credit Corp.	3.400%	9/15/21	13,011	13,403
Toyota Motor Credit Corp.	2.600%	1/11/22	17,174	17,474
Toyota Motor Credit Corp.	3.300%	1/12/22	16,342	16,890
Toyota Motor Credit Corp.	2.650%	4/12/22	10,200	10,415
Toyota Motor Credit Corp.	2.800%	7/13/22	17,282	17,763
Toyota Motor Credit Corp.	2.150%	9/8/22	17,652	17,802
Toyota Motor Credit Corp.	2.625%	1/10/23	14,540	14,904
Toyota Motor Credit Corp.	2.700%	1/11/23	21,950	22,553
Toyota Motor Credit Corp.	3.450%	9/20/23	7,080	7,518
Toyota Motor Credit Corp.	2.250%	10/18/23	6,475	6,568
Toyota Motor Credit Corp.	3.350%	1/8/24	7,250	7,680
Toyota Motor Credit Corp.	2.900%	4/17/24	9,108	9,478
VF Corp.	3.500%	9/1/21	5,970	6,134
Visa Inc.	2.200%	12/14/20	43,518	43,750
Visa Inc.	2.150%	9/15/22	20,460	20,688
Visa Inc.	2.800%	12/14/22	30,924	31,880
Walgreen Co.	3.100%	9/15/22	9,013	9,250
Walgreens Boots Alliance Inc.	3.300%	11/18/21	15,600	15,969
Walmart Inc.	3.250%	10/25/20	21,392	21,760
Walmart Inc.	1.900%	12/15/20	21,664	21,705
Walmart Inc.	3.125%	6/23/21	33,019	33,842
Walmart Inc.	2.350%	12/15/22	19,746	20,110
Walmart Inc.	2.550%	4/11/23	17,677	18,123
Walmart Inc.	3.400%	6/26/23	28,965	30,631
Walmart Inc.	3.300%	4/22/24	7,904	8,379
Walmart Inc.	2.850%	7/8/24	47,300	49,545
Western Union Co.	3.600%	3/15/22	9,445	9,743
Consumer Noncyclical (14.3%)
Abbott Laboratories	2.900%	11/30/21	41,980	42,794
Abbott Laboratories	2.550%	3/15/22	12,260	12,453
Abbott Laboratories	3.400%	11/30/23	14,984	15,793
AbbVie Inc.	2.300%	5/14/21	17,275	17,326
AbbVie Inc.	3.375%	11/14/21	23,222	23,813
AbbVie Inc.	2.900%	11/6/22	41,721	42,474
AbbVie Inc.	3.200%	11/6/22	14,089	14,472
AbbVie Inc.	2.850%	5/14/23	11,853	12,074
AbbVie Inc.	3.750%	11/14/23	27,825	29,344
Actavis Inc.	3.250%	10/1/22	35,459	36,262
Agilent Technologies Inc.	3.200%	10/1/22	6,649	6,816
Agilent Technologies Inc.	3.875%	7/15/23	8,575	9,052
Allergan Funding SCS	3.450%	3/15/22	29,452	30,246
Allergan Funding SCS	3.850%	6/15/24	16,154	17,046
Allergan Inc.	3.375%	9/15/20	8,493	8,589
Allergan Inc.	2.800%	3/15/23	9,612	9,707
Altria Group Inc.	4.750%	5/5/21	15,727	16,395
Altria Group Inc.	3.490%	2/14/22	7,200	7,439
Altria Group Inc.	2.850%	8/9/22	33,800	34,503
Altria Group Inc.	2.950%	5/2/23	5,764	5,917
Altria Group Inc.	4.000%	1/31/24	24,452	26,087
Altria Group Inc.	3.800%	2/14/24	16,167	17,109

22

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AmerisourceBergen Corp.	3.500%	11/15/21	11,305	11,568
	AmerisourceBergen Corp.	3.400%	5/15/24	7,472	7,764
	Amgen Inc.	3.450%	10/1/20	7,627	7,723
	Amgen Inc.	4.100%	6/15/21	14,627	15,081
	Amgen Inc.	1.850%	8/19/21	13,537	13,479
	Amgen Inc.	3.875%	11/15/21	19,667	20,327
	Amgen Inc.	2.700%	5/1/22	7,318	7,427
	Amgen Inc.	2.650%	5/11/22	24,162	24,513
	Amgen Inc.	3.625%	5/15/22	17,692	18,334
	Amgen Inc.	2.250%	8/19/23	9,169	9,228
	Amgen Inc.	3.625%	5/22/24	19,396	20,604
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	14,648	14,783
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,937	2,993
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	42,165	43,884
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,890	12,680
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	8,525	8,780
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	30,793	31,274
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	23,714	25,072
3	Anheuser-Busch North American Holding Corp.	3.750%	1/15/22	750	774
	Archer-Daniels-Midland Co.	4.479%	3/1/21	4,318	4,475
	Archer-Daniels-Midland Co.	3.375%	3/15/22	8,569	8,879
	AstraZeneca plc	2.375%	11/16/20	15,603	15,648
	AstraZeneca plc	2.375%	6/12/22	18,750	18,908
	AstraZeneca plc	3.500%	8/17/23	14,783	15,504
	BAT Capital Corp.	2.764%	8/15/22	30,447	30,828
	BAT Capital Corp.	3.222%	8/15/24	41,161	42,229
	Baxter International Inc.	1.700%	8/15/21	5,808	5,765
	Beam Suntory Inc.	3.250%	5/15/22	3,483	3,577
	Becton Dickinson & Co.	3.250%	11/12/20	16,927	17,112
	Becton Dickinson & Co.	3.125%	11/8/21	14,385	14,650
	Becton Dickinson & Co.	2.894%	6/6/22	23,886	24,287
	Becton Dickinson & Co.	3.363%	6/6/24	26,585	27,722
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	5,976	6,104
	Biogen Inc.	2.900%	9/15/20	15,792	15,889
	Biogen Inc.	3.625%	9/15/22	15,668	16,300
	Boston Scientific Corp.	3.375%	5/15/22	4,770	4,926
	Boston Scientific Corp.	4.125%	10/1/23	9,165	9,783
	Boston Scientific Corp.	3.450%	3/1/24	12,982	13,652
3	Bristol-Myers Squibb Co.	2.550%	5/14/21	15,375	15,556
3	Bristol-Myers Squibb Co.	2.600%	5/16/22	16,325	16,626
	Bristol-Myers Squibb Co.	2.000%	8/1/22	17,453	17,521
	Bristol-Myers Squibb Co.	7.150%	6/15/23	1,425	1,684
	Bristol-Myers Squibb Co.	3.250%	11/1/23	8,396	8,820
3	Bristol-Myers Squibb Co.	2.900%	7/26/24	51,250	53,141
	Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,315	4,372
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	10,824	10,985
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	7,000	7,391
	Campbell Soup Co.	3.300%	3/15/21	7,330	7,424
	Campbell Soup Co.	4.250%	4/15/21	3,126	3,214
	Campbell Soup Co.	2.500%	8/2/22	11,782	11,819
	Campbell Soup Co.	3.650%	3/15/23	18,878	19,637
	Cardinal Health Inc.	4.625%	12/15/20	5,425	5,590
	Cardinal Health Inc.	2.616%	6/15/22	11,090	11,158
	Cardinal Health Inc.	3.200%	3/15/23	9,020	9,220
	Cardinal Health Inc.	3.079%	6/15/24	15,955	16,159
	Celgene Corp.	2.875%	8/15/20	23,764	23,912
	Celgene Corp.	3.950%	10/15/20	11,760	11,992
	Celgene Corp.	2.875%	2/19/21	12,875	13,006
	Celgene Corp.	2.250%	8/15/21	400	401
	Celgene Corp.	3.250%	8/15/22	12,714	13,148
	Celgene Corp.	3.550%	8/15/22	14,971	15,556
	Celgene Corp.	2.750%	2/15/23	18,185	18,579
	Celgene Corp.	3.250%	2/20/23	5,180	5,373
	Celgene Corp.	4.000%	8/15/23	9,585	10,246

23

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Church & Dwight Co. Inc.	2.450%	8/1/22	6,898	6,965
	Church & Dwight Co. Inc.	2.875%	10/1/22	3,233	3,299
3	Cigna Corp.	3.200%	9/17/20	23,069	23,292
	Cigna Corp.	3.400%	9/17/21	25,683	26,291
	Cigna Corp.	3.750%	7/15/23	25,382	26,667
	Clorox Co.	3.800%	11/15/21	3,454	3,592
	Clorox Co.	3.050%	9/15/22	9,415	9,674
	Coca-Cola Co.	1.875%	10/27/20	27,101	27,106
	Coca-Cola Co.	2.450%	11/1/20	5,500	5,537
	Coca-Cola Co.	3.150%	11/15/20	14,981	15,203
	Coca-Cola Co.	1.550%	9/1/21	19,075	19,088
	Coca-Cola Co.	3.300%	9/1/21	18,637	19,171
	Coca-Cola Co.	2.200%	5/25/22	11,960	12,102
	Coca-Cola Co.	2.500%	4/1/23	11,043	11,280
	Coca-Cola Co.	3.200%	11/1/23	25,596	27,064
	Coca-Cola European Partners plc	3.500%	9/15/20	6,360	6,430
	Coca-Cola European Partners plc	3.250%	8/19/21	674	683
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	8,069	8,593
	Colgate-Palmolive Co.	2.450%	11/15/21	5,385	5,475
	Colgate-Palmolive Co.	2.300%	5/3/22	7,720	7,877
	Colgate-Palmolive Co.	2.250%	11/15/22	8,798	8,914
	Colgate-Palmolive Co.	1.950%	2/1/23	500	504
	Colgate-Palmolive Co.	2.100%	5/1/23	9,257	9,368
	Colgate-Palmolive Co.	3.250%	3/15/24	9,050	9,650
	CommonSpirit Health	2.950%	11/1/22	6,967	7,087
	CommonSpirit Health	2.760%	10/1/24	1,100	1,118
	Conagra Brands Inc.	3.800%	10/22/21	20,175	20,783
	Conagra Brands Inc.	3.250%	9/15/22	1,200	1,220
	Conagra Brands Inc.	3.200%	1/25/23	7,818	7,979
	Conagra Brands Inc.	4.300%	5/1/24	15,850	17,008
	Constellation Brands Inc.	2.250%	11/6/20	7,045	7,066
	Constellation Brands Inc.	3.750%	5/1/21	7,158	7,326
	Constellation Brands Inc.	2.700%	5/9/22	9,605	9,741
	Constellation Brands Inc.	2.650%	11/7/22	13,700	13,881
	Constellation Brands Inc.	3.200%	2/15/23	8,650	8,922
	Constellation Brands Inc.	4.250%	5/1/23	11,365	12,137
	Covidien International Finance SA	3.200%	6/15/22	10,175	10,498
	Covidien International Finance SA	2.950%	6/15/23	3,280	3,388
	CVS Health Corp.	3.350%	3/9/21	35,074	35,717
	CVS Health Corp.	2.125%	6/1/21	26,988	27,017
	CVS Health Corp.	3.500%	7/20/22	21,866	22,653
	CVS Health Corp.	2.750%	12/1/22	14,226	14,442
	CVS Health Corp.	4.750%	12/1/22	3,624	3,893
	CVS Health Corp.	3.700%	3/9/23	99,838	104,401
	CVS Health Corp.	4.000%	12/5/23	12,373	13,143
	CVS Health Corp.	3.375%	8/12/24	18,425	19,111
	Danaher Corp.	2.400%	9/15/20	8,859	8,872
	Diageo Capital plc	2.625%	4/29/23	18,265	18,667
	Diageo Capital plc	3.500%	9/18/23	5,750	6,070
	Diageo Investment Corp.	2.875%	5/11/22	19,842	20,346
	Dignity Health	3.125%	11/1/22	4,389	4,531
	Eli Lilly & Co.	2.350%	5/15/22	10,215	10,384
	Estee Lauder Cos. Inc.	1.700%	5/10/21	7,219	7,196
	Express Scripts Holding Co.	2.600%	11/30/20	9,209	9,250
	Express Scripts Holding Co.	3.300%	2/25/21	9,250	9,390
	Express Scripts Holding Co.	4.750%	11/15/21	21,481	22,687
	Express Scripts Holding Co.	3.900%	2/15/22	5,118	5,321
	Express Scripts Holding Co.	3.050%	11/30/22	16,171	16,573
	Express Scripts Holding Co.	3.000%	7/15/23	24,780	25,353
	Express Scripts Holding Co.	3.500%	6/15/24	13,210	13,846
	Flowers Foods Inc.	4.375%	4/1/22	2,695	2,826
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	3,000	3,036
	General Mills Inc.	3.200%	4/16/21	13,204	13,410
	General Mills Inc.	3.150%	12/15/21	15,127	15,442

24

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
General Mills Inc.	2.600%	10/12/22	12,033	12,181
General Mills Inc.	3.700%	10/17/23	8,705	9,207
General Mills Inc.	3.650%	2/15/24	3,779	3,977
Gilead Sciences Inc.	2.550%	9/1/20	25,337	25,465
Gilead Sciences Inc.	4.500%	4/1/21	16,546	17,073
Gilead Sciences Inc.	4.400%	12/1/21	18,888	19,790
Gilead Sciences Inc.	1.950%	3/1/22	13,850	13,848
Gilead Sciences Inc.	3.250%	9/1/22	20,211	20,907
Gilead Sciences Inc.	2.500%	9/1/23	14,302	14,560
Gilead Sciences Inc.	3.700%	4/1/24	26,787	28,493
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	20,375	20,950
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	18,018	18,877
GlaxoSmithKline Capital plc	3.125%	5/14/21	22,271	22,706
GlaxoSmithKline Capital plc	2.850%	5/8/22	16,763	17,122
GlaxoSmithKline Capital plc	2.875%	6/1/22	24,300	24,852
GlaxoSmithKline Capital plc	3.000%	6/1/24	18,325	19,068
Hasbro Inc.	3.150%	5/15/21	4,400	4,465
HCA Inc.	4.750%	5/1/23	22,145	23,759
HCA Inc.	5.000%	3/15/24	31,307	34,164
Hershey Co.	4.125%	12/1/20	5,375	5,512
Hershey Co.	3.100%	5/15/21	11,760	11,977
Hershey Co.	2.625%	5/1/23	750	770
Hershey Co.	3.375%	5/15/23	10,462	11,039
Hillshire Brands Co.	4.100%	9/15/20	1,857	1,889
Ingredion Inc.	4.625%	11/1/20	5,247	5,390
JM Smucker Co.	3.500%	10/15/21	7,670	7,885
JM Smucker Co.	3.000%	3/15/22	9,077	9,228
Johnson & Johnson	2.950%	9/1/20	7,508	7,584
Johnson & Johnson	1.950%	11/10/20	7,765	7,789
Johnson & Johnson	1.650%	3/1/21	18,625	18,599
Johnson & Johnson	3.550%	5/15/21	4,082	4,202
Johnson & Johnson	2.450%	12/5/21	7,910	8,036
Johnson & Johnson	2.250%	3/3/22	13,701	13,878
Johnson & Johnson	2.050%	3/1/23	7,790	7,879
Johnson & Johnson	6.730%	11/15/23	50	60
Johnson & Johnson	3.375%	12/5/23	12,042	12,875
Kaiser Foundation Hospitals	3.500%	4/1/22	4,847	5,047
Kellogg Co.	4.000%	12/15/20	1,040	1,064
Kellogg Co.	3.125%	5/17/22	2,975	3,054
Kellogg Co.	2.650%	12/1/23	8,142	8,279
Keurig Dr Pepper Inc.	3.551%	5/25/21	25,135	25,692
Keurig Dr Pepper Inc.	2.530%	11/15/21	1,000	1,003
Keurig Dr Pepper Inc.	4.057%	5/25/23	20,650	21,929
Keurig Dr Pepper Inc.	3.130%	12/15/23	14,648	15,089
Kimberly-Clark Corp.	2.400%	3/1/22	3,102	3,142
Kimberly-Clark Corp.	2.400%	6/1/23	4,732	4,819
Kraft Foods Group Inc.	3.500%	6/6/22	11,921	12,197
Kraft Heinz Foods Co.	3.375%	6/15/21	9,974	10,079
Kraft Heinz Foods Co.	3.500%	7/15/22	16,960	17,321
Kraft Heinz Foods Co.	4.000%	6/15/23	23,076	24,012
Kroger Co.	3.300%	1/15/21	4,731	4,798
Kroger Co.	2.600%	2/1/21	6,605	6,638
Kroger Co.	2.950%	11/1/21	12,547	12,788
Kroger Co.	3.400%	4/15/22	11,200	11,530
Kroger Co.	2.800%	8/1/22	1,306	1,329
Kroger Co.	3.850%	8/1/23	8,200	8,676
Kroger Co.	4.000%	2/1/24	6,600	7,063
Laboratory Corp. of America Holdings	4.625%	11/15/20	4,360	4,462
Laboratory Corp. of America Holdings	3.200%	2/1/22	11,362	11,590
Laboratory Corp. of America Holdings	3.750%	8/23/22	8,722	9,064
Laboratory Corp. of America Holdings	4.000%	11/1/23	2,878	3,047
Life Technologies Corp.	5.000%	1/15/21	5,868	6,048
McCormick & Co. Inc.	3.900%	7/15/21	2,755	2,835
McCormick & Co. Inc.	2.700%	8/15/22	11,387	11,563

25

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	McCormick & Co. Inc.	3.150%	8/15/24	9,532	9,883
	McKesson Corp.	3.650%	11/30/20	14,357	14,594
	McKesson Corp.	2.700%	12/15/22	3,310	3,351
	McKesson Corp.	2.850%	3/15/23	8,950	9,088
	McKesson Corp.	3.796%	3/15/24	14,539	15,261
	Mead Johnson Nutrition Co.	3.000%	11/15/20	16,287	16,448
	Medco Health Solutions Inc.	4.125%	9/15/20	6,819	6,942
	Medtronic Inc.	3.150%	3/15/22	16,299	16,855
	Medtronic Inc.	2.750%	4/1/23	4,282	4,411
	Merck & Co. Inc.	3.875%	1/15/21	7,215	7,380
	Merck & Co. Inc.	2.350%	2/10/22	26,473	26,857
	Merck & Co. Inc.	2.400%	9/15/22	20,911	21,293
	Merck & Co. Inc.	2.800%	5/18/23	29,761	30,863
	Merck & Co. Inc.	2.900%	3/7/24	8,100	8,473
	Molson Coors Brewing Co.	2.100%	7/15/21	20,120	20,065
	Molson Coors Brewing Co.	3.500%	5/1/22	3,560	3,674
	Mondelez International Inc.	3.625%	5/7/23	6,834	7,176
	Mondelez International Inc.	4.000%	2/1/24	7,602	8,121
	Mylan Inc.	4.200%	11/29/23	7,640	8,009
	Mylan NV	3.750%	12/15/20	11,393	11,568
	Mylan NV	3.150%	6/15/21	27,846	28,165
	Newell Brands Inc.	3.850%	4/1/23	16,933	17,500
	Novartis Capital Corp.	2.400%	5/17/22	6,270	6,376
	Novartis Capital Corp.	2.400%	9/21/22	29,274	29,790
	Novartis Capital Corp.	3.400%	5/6/24	36,558	39,095
	PepsiCo Inc.	2.150%	10/14/20	23,651	23,722
	PepsiCo Inc.	3.125%	11/1/20	6,546	6,640
	PepsiCo Inc.	2.000%	4/15/21	17,722	17,786
	PepsiCo Inc.	3.000%	8/25/21	8,665	8,854
	PepsiCo Inc.	1.700%	10/6/21	13,115	13,075
	PepsiCo Inc.	2.750%	3/5/22	17,466	17,949
	PepsiCo Inc.	2.250%	5/2/22	8,690	8,779
	PepsiCo Inc.	3.100%	7/17/22	15,521	16,058
	PepsiCo Inc.	2.750%	3/1/23	14,377	14,831
	PepsiCo Inc.	3.600%	3/1/24	15,652	16,779
	PerkinElmer Inc.	5.000%	11/15/21	5,310	5,577
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	4,044	4,069
	Pfizer Inc.	1.950%	6/3/21	24,699	24,769
	Pfizer Inc.	3.000%	9/15/21	10,770	11,016
	Pfizer Inc.	2.200%	12/15/21	20,709	20,887
	Pfizer Inc.	2.800%	3/11/22	12,285	12,611
	Pfizer Inc.	3.000%	6/15/23	14,396	14,998
	Pfizer Inc.	5.800%	8/12/23	1,634	1,872
	Pfizer Inc.	3.200%	9/15/23	9,750	10,240
	Pfizer Inc.	2.950%	3/15/24	5,175	5,423
	Pfizer Inc.	3.400%	5/15/24	15,632	16,627
	Philip Morris International Inc.	1.875%	2/25/21	18,883	18,851
	Philip Morris International Inc.	4.125%	5/17/21	5,450	5,638
	Philip Morris International Inc.	2.900%	11/15/21	5,452	5,555
	Philip Morris International Inc.	2.625%	2/18/22	9,440	9,561
	Philip Morris International Inc.	2.375%	8/17/22	13,619	13,725
	Philip Morris International Inc.	2.500%	8/22/22	6,614	6,693
	Philip Morris International Inc.	2.500%	11/2/22	10,727	10,849
	Philip Morris International Inc.	2.625%	3/6/23	9,462	9,634
	Philip Morris International Inc.	2.125%	5/10/23	9,899	9,891
	Philip Morris International Inc.	3.600%	11/15/23	4,010	4,232
	Philip Morris International Inc.	2.875%	5/1/24	12,055	12,371
2	Procter & Gamble - Esop	9.360%	1/1/21	455	483
	Procter & Gamble Co.	1.900%	10/23/20	9,980	9,984
	Procter & Gamble Co.	1.850%	2/2/21	8,755	8,759
	Procter & Gamble Co.	1.700%	11/3/21	13,500	13,467
	Procter & Gamble Co.	2.300%	2/6/22	18,994	19,230
	Procter & Gamble Co.	2.150%	8/11/22	3,076	3,115
	Procter & Gamble Co.	3.100%	8/15/23	17,729	18,645

26

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Quest Diagnostics Inc.	4.700%	4/1/21	4,274	4,432
	Quest Diagnostics Inc.	4.250%	4/1/24	5,828	6,278
	Reynolds American Inc.	4.000%	6/12/22	9,546	9,979
	Reynolds American Inc.	4.850%	9/15/23	11,080	12,097
	Sanofi	4.000%	3/29/21	26,034	26,866
	Sanofi	3.375%	6/19/23	17,743	18,691
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	51,789	51,949
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	41,899	42,859
	SSM Health Care Corp.	3.688%	6/1/23	7,575	8,017
	Stryker Corp.	2.625%	3/15/21	10,176	10,256
	Stryker Corp.	3.375%	5/15/24	9,275	9,776
	Sysco Corp.	2.600%	10/1/20	8,339	8,358
	Sysco Corp.	2.500%	7/15/21	7,924	7,945
	Sysco Corp.	2.600%	6/12/22	6,866	6,981
3	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	18,300	18,952
3	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	18,000	19,486
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	11,600	12,015
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	9,914	10,164
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	19,734	20,289
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	10,675	10,999
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	19,392	19,935
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	14,727	15,842
	Tupperware Brands Corp.	4.750%	6/1/21	1,523	1,552
	Tyson Foods Inc.	2.250%	8/23/21	11,572	11,595
	Tyson Foods Inc.	4.500%	6/15/22	20,056	21,260
	Tyson Foods Inc.	3.900%	9/28/23	3,485	3,721
	Tyson Foods Inc.	3.950%	8/15/24	17,175	18,469
	Unilever Capital Corp.	4.250%	2/10/21	13,963	14,403
	Unilever Capital Corp.	2.750%	3/22/21	5,956	6,031
	Unilever Capital Corp.	1.375%	7/28/21	9,890	9,793
	Unilever Capital Corp.	3.000%	3/7/22	11,450	11,751
	Unilever Capital Corp.	2.200%	5/5/22	7,180	7,238
	Unilever Capital Corp.	3.125%	3/22/23	7,125	7,416
	Unilever Capital Corp.	3.250%	3/7/24	8,000	8,442
	Unilever Capital Corp.	2.600%	5/5/24	7,325	7,508
	Whirlpool Corp.	4.850%	6/15/21	5,373	5,613
	Whirlpool Corp.	4.700%	6/1/22	3,675	3,898
	Whirlpool Corp.	4.000%	3/1/24	4,095	4,352
	Wyeth LLC	6.450%	2/1/24	9,075	10,760
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	3,125	3,192
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	13,763	14,025
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	5,465	5,690
	Zoetis Inc.	3.450%	11/13/20	8,341	8,458
	Zoetis Inc.	3.250%	8/20/21	4,415	4,499
	Zoetis Inc.	3.250%	2/1/23	15,668	16,203
	Energy (7.7%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	8,466	8,750
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	7,050	7,237
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	1,050	1,101
	Apache Corp.	3.625%	2/1/21	2,966	3,005
	Apache Corp.	3.250%	4/15/22	3,549	3,614
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,533	7,642
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	23,250	23,674
	Boardwalk Pipelines LP	3.375%	2/1/23	5,625	5,693
	BP Capital Markets America Inc.	4.500%	10/1/20	15,358	15,771
	BP Capital Markets America Inc.	4.742%	3/11/21	17,497	18,201
	BP Capital Markets America Inc.	2.112%	9/16/21	3,814	3,822
	BP Capital Markets America Inc.	3.245%	5/6/22	24,696	25,496
	BP Capital Markets America Inc.	2.520%	9/19/22	11,704	11,851
	BP Capital Markets America Inc.	2.750%	5/10/23	29,041	29,768
	BP Capital Markets America Inc.	3.216%	11/28/23	8,855	9,237
	BP Capital Markets America Inc.	3.790%	2/6/24	8,390	8,964

27

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets America Inc.	3.224%	4/14/24	14,749	15,420
	BP Capital Markets plc	4.500%	10/1/20	4,000	4,101
	BP Capital Markets plc	3.561%	11/1/21	16,087	16,588
	BP Capital Markets plc	3.062%	3/17/22	13,874	14,252
	BP Capital Markets plc	3.245%	5/6/22	5,250	5,420
	BP Capital Markets plc	2.500%	11/6/22	15,615	15,838
	BP Capital Markets plc	3.994%	9/26/23	6,540	7,029
	BP Capital Markets plc	3.216%	11/28/23	633	660
	BP Capital Markets plc	3.814%	2/10/24	25,996	27,832
	Buckeye Partners LP	4.875%	2/1/21	9,000	9,161
	Buckeye Partners LP	4.150%	7/1/23	7,325	7,308
	Canadian Natural Resources Ltd.	3.450%	11/15/21	6,223	6,351
	Canadian Natural Resources Ltd.	2.950%	1/15/23	14,889	15,105
	Canadian Natural Resources Ltd.	3.800%	4/15/24	9,704	10,200
	Cenovus Energy Inc.	5.700%	10/15/19	8,604	8,636
	Cenovus Energy Inc.	3.000%	8/15/22	6,200	6,247
	Cenovus Energy Inc.	3.800%	9/15/23	4,650	4,801
	Chevron Corp.	2.419%	11/17/20	21,183	21,320
	Chevron Corp.	2.100%	5/16/21	22,718	22,813
	Chevron Corp.	2.411%	3/3/22	7,480	7,580
	Chevron Corp.	2.498%	3/3/22	7,484	7,611
	Chevron Corp.	2.355%	12/5/22	38,993	39,612
	Chevron Corp.	2.566%	5/16/23	8,138	8,341
	Chevron Corp.	3.191%	6/24/23	36,675	38,423
	Chevron Corp.	2.895%	3/3/24	6,325	6,604
	Cimarex Energy Co.	4.375%	6/1/24	12,442	13,132
	ConocoPhillips Co.	2.400%	12/15/22	589	594
	Continental Resources Inc.	5.000%	9/15/22	755	760
	Continental Resources Inc.	4.500%	4/15/23	31,093	32,142
	Continental Resources Inc.	3.800%	6/1/24	19,032	19,270
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	8,790	8,846
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	6,850	7,175
	Enable Midstream Partners LP	3.900%	5/15/24	4,560	4,669
	Enbridge Energy Partners LP	4.375%	10/15/20	8,665	8,830
	Enbridge Energy Partners LP	4.200%	9/15/21	8,186	8,446
	Enbridge Inc.	2.900%	7/15/22	10,729	10,925
	Enbridge Inc.	4.000%	10/1/23	7,753	8,206
	Enbridge Inc.	3.500%	6/10/24	5,992	6,277
	Encana Corp.	3.900%	11/15/21	8,414	8,619
	Energy Transfer Operating LP	4.150%	10/1/20	11,224	11,402
	Energy Transfer Operating LP	7.500%	10/15/20	2,850	3,002
	Energy Transfer Operating LP	4.650%	6/1/21	19,338	19,959
	Energy Transfer Operating LP	5.200%	2/1/22	13,567	14,342
	Energy Transfer Operating LP	3.600%	2/1/23	18,292	18,863
	Energy Transfer Operating LP	4.250%	3/15/23	15,000	15,733
	Energy Transfer Operating LP	4.200%	9/15/23	4,029	4,236
	Energy Transfer Operating LP	5.875%	1/15/24	19,375	21,675
	Energy Transfer Operating LP	4.900%	2/1/24	3,920	4,260
	Energy Transfer Operating LP	4.500%	4/15/24	15,031	16,112
	Enterprise Products Operating LLC	5.200%	9/1/20	19,448	20,007
	Enterprise Products Operating LLC	2.800%	2/15/21	5,425	5,475
	Enterprise Products Operating LLC	2.850%	4/15/21	10,943	11,058
	Enterprise Products Operating LLC	3.500%	2/1/22	9,441	9,754
	Enterprise Products Operating LLC	4.050%	2/15/22	12,345	12,926
	Enterprise Products Operating LLC	3.350%	3/15/23	21,672	22,509
	Enterprise Products Operating LLC	3.900%	2/15/24	14,125	15,132
2	Enterprise Products Operating LLC	4.875%	8/16/77	4,850	4,606
	EOG Resources Inc.	4.100%	2/1/21	10,969	11,277
	EOG Resources Inc.	2.625%	3/15/23	19,209	19,592
	EQM Midstream Partners LP	4.750%	7/15/23	19,125	19,238
	EQM Midstream Partners LP	4.000%	8/1/24	5,017	4,930
	EQT Corp.	2.500%	10/1/20	8,000	7,982
	EQT Corp.	4.875%	11/15/21	5,974	6,164
	EQT Corp.	3.000%	10/1/22	17,102	16,365

28

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Exxon Mobil Corp.	2.222%	3/1/21	31,027	31,196
Exxon Mobil Corp.	2.397%	3/6/22	20,167	20,484
Exxon Mobil Corp.	1.902%	8/16/22	10,000	10,064
Exxon Mobil Corp.	2.726%	3/1/23	33,993	35,044
Exxon Mobil Corp.	2.019%	8/16/24	15,000	15,093
Halliburton Co.	3.250%	11/15/21	6,124	6,253
Halliburton Co.	3.500%	8/1/23	17,429	18,169
Hess Corp.	3.500%	7/15/24	3,599	3,672
Husky Energy Inc.	3.950%	4/15/22	8,289	8,579
Husky Energy Inc.	4.000%	4/15/24	10,939	11,569
Kerr-McGee Corp.	6.950%	7/1/24	9,459	11,187
Kinder Morgan Energy Partners LP	5.300%	9/15/20	8,380	8,622
Kinder Morgan Energy Partners LP	3.500%	3/1/21	16,043	16,291
Kinder Morgan Energy Partners LP	5.800%	3/1/21	6,150	6,452
Kinder Morgan Energy Partners LP	5.000%	10/1/21	7,612	7,968
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,196	4,382
Kinder Morgan Energy Partners LP	3.950%	9/1/22	14,107	14,714
Kinder Morgan Energy Partners LP	3.450%	2/15/23	8,959	9,269
Kinder Morgan Energy Partners LP	3.500%	9/1/23	4,186	4,353
Kinder Morgan Energy Partners LP	4.150%	2/1/24	7,200	7,650
Kinder Morgan Energy Partners LP	4.300%	5/1/24	10,825	11,609
Kinder Morgan Inc.	6.500%	9/15/20	5,210	5,374
Kinder Morgan Inc.	3.150%	1/15/23	14,460	14,859
Magellan Midstream Partners LP	4.250%	2/1/21	4,859	4,983
Marathon Oil Corp.	2.800%	11/1/22	15,739	15,872
Marathon Petroleum Corp.	3.400%	12/15/20	18,925	19,160
Marathon Petroleum Corp.	5.125%	3/1/21	7,258	7,552
Marathon Petroleum Corp.	4.750%	12/15/23	13,474	14,673
MPLX LP	3.375%	3/15/23	6,347	6,530
MPLX LP	4.500%	7/15/23	18,356	19,595
National Fuel Gas Co.	4.900%	12/1/21	8,839	9,208
National Fuel Gas Co.	3.750%	3/1/23	8,125	8,376
National Oilwell Varco Inc.	2.600%	12/1/22	22,641	22,634
Newfield Exploration Co.	5.750%	1/30/22	15,113	16,152
Newfield Exploration Co.	5.625%	7/1/24	16,371	18,029
Noble Energy Inc.	4.150%	12/15/21	7,299	7,541
Occidental Petroleum Corp.	4.100%	2/1/21	17,823	18,191
Occidental Petroleum Corp.	2.600%	8/13/21	22,356	22,504
Occidental Petroleum Corp.	3.125%	2/15/22	17,167	17,420
Occidental Petroleum Corp.	2.600%	4/15/22	5,445	5,470
Occidental Petroleum Corp.	2.700%	8/15/22	25,000	25,220
Occidental Petroleum Corp.	2.700%	2/15/23	11,091	11,103
Occidental Petroleum Corp.	2.900%	8/15/24	44,900	45,216
ONEOK Inc.	4.250%	2/1/22	5,916	6,133
ONEOK Inc.	7.500%	9/1/23	10,075	11,836
ONEOK Inc.	2.750%	9/1/24	2,000	2,014
ONEOK Partners LP	3.375%	10/1/22	10,565	10,809
ONEOK Partners LP	5.000%	9/15/23	6,705	7,256
Petro-Canada	9.250%	10/15/21	6,047	6,897
Phillips 66	4.300%	4/1/22	25,507	26,961
Pioneer Natural Resources Co.	3.450%	1/15/21	9,577	9,718
Pioneer Natural Resources Co.	3.950%	7/15/22	9,216	9,627
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	9,559	9,840
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	11,141	11,348
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	7,211	7,232
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	11,035	11,458
Regency Energy Partners LP / Regency Energy Finance Corp.	5.750%	9/1/20	3,627	3,713
Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	15,081	16,193
Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	8,129	8,649
Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	9,215	9,779

29

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Sabine Pass Liquefaction LLC	5.625%	2/1/21	30,500	31,549
Sabine Pass Liquefaction LLC	6.250%	3/15/22	12,860	13,873
Sabine Pass Liquefaction LLC	5.625%	4/15/23	20,902	22,835
Sabine Pass Liquefaction LLC	5.750%	5/15/24	33,550	37,450
Schlumberger Investment SA	3.650%	12/1/23	21,915	23,134
Shell International Finance BV	2.250%	11/10/20	24,778	24,888
Shell International Finance BV	1.875%	5/10/21	22,685	22,672
Shell International Finance BV	1.750%	9/12/21	15,837	15,806
Shell International Finance BV	2.375%	8/21/22	20,215	20,510
Shell International Finance BV	2.250%	1/6/23	17,095	17,301
Shell International Finance BV	3.400%	8/12/23	13,531	14,305
Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	5,145	5,295
Spectra Energy Partners LP	4.750%	3/15/24	15,870	17,365
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	13,707	14,094
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	3,300	3,442
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	3,420	3,506
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	12,904	13,677
TC PipeLines LP	4.650%	6/15/21	2,708	2,780
TechnipFMC plc	3.450%	10/1/22	4,754	4,879
Total Capital Canada Ltd.	2.750%	7/15/23	16,626	17,119
Total Capital International SA	2.750%	6/19/21	12,627	12,805
Total Capital International SA	2.218%	7/12/21	5,000	5,020
Total Capital International SA	2.875%	2/17/22	17,766	18,182
Total Capital International SA	2.700%	1/25/23	12,794	13,103
Total Capital International SA	3.700%	1/15/24	14,921	15,939
Total Capital International SA	3.750%	4/10/24	18,154	19,488
Total Capital SA	4.125%	1/28/21	12,430	12,792
Total Capital SA	4.250%	12/15/21	2,600	2,728
TransCanada PipeLines Ltd.	3.800%	10/1/20	24,330	24,700
TransCanada PipeLines Ltd.	2.500%	8/1/22	12,737	12,809
TransCanada PipeLines Ltd.	3.750%	10/16/23	10,935	11,525
Western Midstream Operating LP	5.375%	6/1/21	10,723	11,104
Western Midstream Operating LP	4.000%	7/1/22	7,988	8,133
Williams Cos. Inc.	4.125%	11/15/20	7,462	7,584
Williams Cos. Inc.	7.875%	9/1/21	1,000	1,103
Williams Cos. Inc.	4.000%	11/15/21	8,351	8,596
Williams Cos. Inc.	3.600%	3/15/22	15,956	16,422
Williams Cos. Inc.	3.350%	8/15/22	15,813	16,197
Williams Cos. Inc.	3.700%	1/15/23	12,546	13,012
Williams Cos. Inc.	4.500%	11/15/23	10,039	10,777
Williams Cos. Inc.	4.300%	3/4/24	14,800	15,799
Williams Cos. Inc.	4.550%	6/24/24	15,125	16,356
Other Industrial (0.0%)
Cintas Corp. No 2	4.300%	6/1/21	2,015	2,082
Cintas Corp. No 2	2.900%	4/1/22	7,365	7,524
Cintas Corp. No 2	3.250%	6/1/22	4,425	4,566
Technology (8.8%)
Alphabet Inc.	3.625%	5/19/21	12,907	13,295
Alphabet Inc.	3.375%	2/25/24	7,605	8,129
Altera Corp.	4.100%	11/15/23	8,683	9,456
Amphenol Corp.	3.125%	9/15/21	1,270	1,291
Amphenol Corp.	4.000%	2/1/22	7,294	7,567
Amphenol Corp.	3.200%	4/1/24	6,585	6,852
Analog Devices Inc.	2.950%	1/12/21	3,475	3,510
Analog Devices Inc.	2.500%	12/5/21	8,145	8,225
Analog Devices Inc.	2.875%	6/1/23	8,450	8,640
Analog Devices Inc.	3.125%	12/5/23	7,850	8,114
Apple Inc.	2.000%	11/13/20	380	381
Apple Inc.	2.250%	2/23/21	35,470	35,668
Apple Inc.	2.850%	5/6/21	39,641	40,320
Apple Inc.	1.550%	8/4/21	14,949	14,875
Apple Inc.	2.150%	2/9/22	24,274	24,494

30

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	2.500%	2/9/22	29,819	30,327
	Apple Inc.	2.300%	5/11/22	23,097	23,404
	Apple Inc.	2.700%	5/13/22	29,122	29,817
	Apple Inc.	2.100%	9/12/22	2,194	2,214
	Apple Inc.	2.400%	1/13/23	26,423	26,979
	Apple Inc.	2.850%	2/23/23	22,767	23,547
	Apple Inc.	2.400%	5/3/23	69,250	70,661
	Apple Inc.	3.000%	2/9/24	25,307	26,450
	Apple Inc.	3.450%	5/6/24	43,218	46,300
	Apple Inc.	2.850%	5/11/24	31,227	32,526
	Applied Materials Inc.	2.625%	10/1/20	7,640	7,696
	Applied Materials Inc.	4.300%	6/15/21	6,200	6,461
	Arrow Electronics Inc.	3.500%	4/1/22	4,806	4,913
	Arrow Electronics Inc.	4.500%	3/1/23	4,000	4,222
	Autodesk Inc.	3.600%	12/15/22	2,093	2,173
	Avnet Inc.	3.750%	12/1/21	5,175	5,311
	Avnet Inc.	4.875%	12/1/22	5,325	5,693
	Baidu Inc.	2.875%	7/6/22	14,625	14,742
	Baidu Inc.	3.500%	11/28/22	10,199	10,485
	Baidu Inc.	3.875%	9/29/23	14,380	15,091
	Baidu Inc.	4.375%	5/14/24	12,600	13,557
	Broadcom Corp.	2.500%	8/15/22	500	500
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	18,458	18,365
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	46,913	47,276
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	19,864	19,838
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	40,558	41,424
3	Broadcom Inc.	3.125%	4/15/21	19,167	19,357
3	Broadcom Inc.	3.125%	10/15/22	27,525	27,885
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	3,205	3,258
	CA Inc.	3.600%	8/1/20	4,086	4,115
	CA Inc.	3.600%	8/15/22	9,150	9,354
	Cisco Systems Inc.	2.200%	2/28/21	35,155	35,387
	Cisco Systems Inc.	2.900%	3/4/21	9,201	9,339
	Cisco Systems Inc.	1.850%	9/20/21	24,995	24,972
	Cisco Systems Inc.	3.000%	6/15/22	6,055	6,260
	Cisco Systems Inc.	2.600%	2/28/23	12,940	13,306
	Cisco Systems Inc.	2.200%	9/20/23	8,344	8,471
	Cisco Systems Inc.	3.625%	3/4/24	11,629	12,558
	Corning Inc.	2.900%	5/15/22	6,788	6,912
3	Dell International LLC / EMC Corp.	4.420%	6/15/21	64,235	66,285
3	Dell International LLC / EMC Corp.	5.450%	6/15/23	56,046	61,063
3	Dell International LLC / EMC Corp.	4.000%	7/15/24	15,250	15,942
	DXC Technology Co.	4.250%	4/15/24	7,250	7,674
	Equifax Inc.	2.300%	6/1/21	5,573	5,566
	Equifax Inc.	3.600%	8/15/21	4,004	4,097
	Equifax Inc.	3.300%	12/15/22	5,097	5,262
	Equifax Inc.	3.950%	6/15/23	4,975	5,243
	Fidelity National Information Services Inc.	3.625%	10/15/20	22,141	22,466
	Fidelity National Information Services Inc.	2.250%	8/15/21	8,500	8,516
	Fidelity National Information Services Inc.	4.500%	10/15/22	6,119	6,544
	Fidelity National Information Services Inc.	3.500%	4/15/23	11,439	11,975
	Fidelity National Information Services Inc.	3.875%	6/5/24	3,000	3,212
	Fiserv Inc.	4.750%	6/15/21	2,110	2,207
	Fiserv Inc.	3.500%	10/1/22	8,799	9,074
	Fiserv Inc.	3.800%	10/1/23	16,700	17,735
	Fiserv Inc.	2.750%	7/1/24	30,575	31,253
	Flex Ltd.	5.000%	2/15/23	8,343	8,935
	Genpact Luxembourg Sarl	3.700%	4/1/22	190	194
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	45,389	46,044
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	6,300	6,443
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	24,387	25,858
	HP Inc.	3.750%	12/1/20	3,336	3,396
	HP Inc.	4.300%	6/1/21	6,362	6,593
	HP Inc.	4.375%	9/15/21	19,693	20,453

31

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	HP Inc.	4.650%	12/9/21	7,050	7,454
	HP Inc.	4.050%	9/15/22	7,375	7,756
	IBM Credit LLC	3.450%	11/30/20	11,033	11,224
	IBM Credit LLC	1.800%	1/20/21	17,625	17,589
	IBM Credit LLC	2.650%	2/5/21	10,724	10,828
	IBM Credit LLC	3.600%	11/30/21	7,285	7,551
	IBM Credit LLC	2.200%	9/8/22	4,780	4,806
	IBM Credit LLC	3.000%	2/6/23	4,000	4,126
	Intel Corp.	1.700%	5/19/21	17,544	17,484
	Intel Corp.	3.300%	10/1/21	24,900	25,644
	Intel Corp.	2.350%	5/11/22	11,057	11,196
	Intel Corp.	3.100%	7/29/22	13,242	13,728
	Intel Corp.	2.700%	12/15/22	22,974	23,612
	Intel Corp.	2.875%	5/11/24	17,315	18,048
	International Business Machines Corp.	2.250%	2/19/21	14,331	14,390
	International Business Machines Corp.	2.800%	5/13/21	21,050	21,323
	International Business Machines Corp.	2.900%	11/1/21	10,755	10,966
	International Business Machines Corp.	2.500%	1/27/22	7,572	7,671
	International Business Machines Corp.	2.850%	5/13/22	53,675	54,912
	International Business Machines Corp.	1.875%	8/1/22	10,333	10,309
	International Business Machines Corp.	2.875%	11/9/22	16,225	16,647
	International Business Machines Corp.	3.375%	8/1/23	21,547	22,621
	International Business Machines Corp.	3.625%	2/12/24	26,650	28,374
	International Business Machines Corp.	3.000%	5/15/24	53,700	55,826
	Jabil Inc.	5.625%	12/15/20	4,712	4,887
	Jabil Inc.	4.700%	9/15/22	5,948	6,254
	Juniper Networks Inc.	4.500%	3/15/24	8,062	8,771
	KLA Corp.	4.125%	11/1/21	7,711	7,995
	Lam Research Corp.	2.800%	6/15/21	12,038	12,174
	Marvell Technology Group Ltd.	4.200%	6/22/23	6,925	7,280
	Maxim Integrated Products Inc.	3.375%	3/15/23	6,712	6,927
	Microchip Technology Inc.	3.922%	6/1/21	15,000	15,310
	Microchip Technology Inc.	4.333%	6/1/23	16,000	16,837
	Micron Technology Inc.	4.640%	2/6/24	8,700	9,255
	Microsoft Corp.	3.000%	10/1/20	9,603	9,728
	Microsoft Corp.	2.000%	11/3/20	27,237	27,309
	Microsoft Corp.	4.000%	2/8/21	1,013	1,046
	Microsoft Corp.	1.550%	8/8/21	28,141	28,056
	Microsoft Corp.	2.400%	2/6/22	33,985	34,553
	Microsoft Corp.	2.375%	2/12/22	37,032	37,625
	Microsoft Corp.	2.650%	11/3/22	23,367	24,027
	Microsoft Corp.	2.125%	11/15/22	11,808	11,992
	Microsoft Corp.	2.375%	5/1/23	14,568	14,926
	Microsoft Corp.	2.000%	8/8/23	28,662	29,023
	Microsoft Corp.	3.625%	12/15/23	13,845	14,912
	Microsoft Corp.	2.875%	2/6/24	38,230	40,040
	Motorola Solutions Inc.	3.750%	5/15/22	6,953	7,197
	Motorola Solutions Inc.	3.500%	3/1/23	9,009	9,267
	NetApp Inc.	3.375%	6/15/21	6,377	6,485
	NVIDIA Corp.	2.200%	9/16/21	14,860	14,903
3	NXP BV / NXP Funding LLC	4.875%	3/1/24	20,675	22,432
	Oracle Corp.	2.800%	7/8/21	18,844	19,170
	Oracle Corp.	1.900%	9/15/21	59,886	59,834
	Oracle Corp.	2.500%	5/15/22	32,133	32,571
	Oracle Corp.	2.500%	10/15/22	38,101	38,745
	Oracle Corp.	2.625%	2/15/23	24,500	25,032
	Oracle Corp.	3.625%	7/15/23	18,870	20,060
	Oracle Corp.	2.400%	9/15/23	27,850	28,291
	Oracle Corp.	3.400%	7/8/24	30,740	32,568
	QUALCOMM Inc.	3.000%	5/20/22	26,732	27,292
	QUALCOMM Inc.	2.600%	1/30/23	8,830	8,995
	QUALCOMM Inc.	2.900%	5/20/24	27,979	28,898
	salesforce.com Inc.	3.250%	4/11/23	14,500	15,165
	Seagate HDD Cayman	4.250%	3/1/22	12,230	12,627

32

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Seagate HDD Cayman	4.750%	6/1/23	13,482	14,021
	Seagate HDD Cayman	4.875%	3/1/24	7,590	7,894
	Tech Data Corp.	3.700%	2/15/22	7,405	7,589
	Texas Instruments Inc.	2.750%	3/12/21	14,226	14,399
	Texas Instruments Inc.	1.850%	5/15/22	4,717	4,725
	Texas Instruments Inc.	2.625%	5/15/24	6,000	6,190
	Total System Services Inc.	3.800%	4/1/21	7,131	7,285
	Total System Services Inc.	3.750%	6/1/23	10,159	10,626
	Total System Services Inc.	4.000%	6/1/23	8,950	9,466
	Trimble Inc.	4.150%	6/15/23	4,309	4,542
	Tyco Electronics Group SA	4.875%	1/15/21	180	186
	Tyco Electronics Group SA	3.500%	2/3/22	9,579	9,852
	Tyco Electronics Group SA	3.450%	8/1/24	6,700	7,039
	Verisk Analytics Inc.	5.800%	5/1/21	6,956	7,355
	Verisk Analytics Inc.	4.125%	9/12/22	7,704	8,107
	VMware Inc.	2.300%	8/21/20	12,517	12,517
	VMware Inc.	2.950%	8/21/22	23,207	23,583
	Xilinx Inc.	3.000%	3/15/21	7,416	7,512
	Xilinx Inc.	2.950%	6/1/24	10,000	10,293
	Transportation (1.5%)
2	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	8,331	8,771
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	6,881	7,063
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	6,831	7,011
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	9,780	10,069
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	12,368	12,796
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	12,396	13,232
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	8,035	8,615
	Canadian National Railway Co.	2.850%	12/15/21	4,925	4,989
	Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,540
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,350	4,643
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	4,749	5,036
2	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,149	2,165
	CSX Corp.	3.700%	10/30/20	8,779	8,911
	CSX Corp.	4.250%	6/1/21	8,465	8,746
	CSX Corp.	3.700%	11/1/23	2,575	2,734
	CSX Corp.	3.400%	8/1/24	5,400	5,752
2	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,791	4,186
2	Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/24	6,125	6,426
	Delta Air Lines Inc.	2.600%	12/4/20	14,900	14,883
	Delta Air Lines Inc.	3.400%	4/19/21	8,200	8,321
	Delta Air Lines Inc.	3.625%	3/15/22	17,900	18,424
	Delta Air Lines Inc.	3.800%	4/19/23	8,000	8,313
	FedEx Corp.	3.400%	1/14/22	2,550	2,627
	FedEx Corp.	2.625%	8/1/22	8,005	8,150
	FedEx Corp.	4.000%	1/15/24	14,746	15,835
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,100	5,225
	Kansas City Southern	3.000%	5/15/23	2,770	2,866
	Norfolk Southern Corp.	3.250%	12/1/21	12,470	12,744
	Norfolk Southern Corp.	3.000%	4/1/22	6,034	6,183
	Norfolk Southern Corp.	2.903%	2/15/23	13,288	13,658
	Norfolk Southern Corp.	3.850%	1/15/24	2,455	2,629
	Ryder System Inc.	2.875%	9/1/20	5,245	5,273
	Ryder System Inc.	3.500%	6/1/21	1,960	2,012
	Ryder System Inc.	2.250%	9/1/21	5,330	5,338
	Ryder System Inc.	3.450%	11/15/21	1,550	1,590
	Ryder System Inc.	2.800%	3/1/22	7,235	7,347
	Ryder System Inc.	2.875%	6/1/22	6,810	6,942
	Ryder System Inc.	2.500%	9/1/22	2,585	2,607
	Ryder System Inc.	3.400%	3/1/23	8,955	9,287
	Ryder System Inc.	3.750%	6/9/23	7,730	8,157
	Ryder System Inc.	3.875%	12/1/23	1,550	1,645

33

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Ryder System Inc.	3.650%	3/18/24	5,275	5,581
Ryder System Inc.	2.500%	9/1/24	4,500	4,539
Southwest Airlines Co.	2.650%	11/5/20	5,609	5,639
Southwest Airlines Co.	2.750%	11/16/22	5,700	5,780
Union Pacific Corp.	4.000%	2/1/21	6,763	6,924
Union Pacific Corp.	3.200%	6/8/21	11,205	11,430
Union Pacific Corp.	2.950%	3/1/22	8,385	8,586
Union Pacific Corp.	4.163%	7/15/22	12,441	13,121
Union Pacific Corp.	2.950%	1/15/23	9,537	9,821
Union Pacific Corp.	2.750%	4/15/23	2,725	2,794
Union Pacific Corp.	3.500%	6/8/23	5,437	5,721
Union Pacific Corp.	3.646%	2/15/24	5,225	5,555
Union Pacific Corp.	3.150%	3/1/24	4,900	5,118
Union Pacific Corp.	3.750%	3/15/24	7,105	7,560
United Parcel Service Inc.	3.125%	1/15/21	9,098	9,243
United Parcel Service Inc.	2.050%	4/1/21	14,645	14,659
United Parcel Service Inc.	2.350%	5/16/22	15,724	15,939
United Parcel Service Inc.	2.450%	10/1/22	17,399	17,699
United Parcel Service Inc.	2.500%	4/1/23	11,267	11,460
				16,201,925
Utilities (4.1%)
Electric (3.8%)
AEP Texas Inc.	2.400%	10/1/22	5,250	5,300
Alabama Power Co.	2.450%	3/30/22	13,275	13,381
Alabama Power Co.	3.550%	12/1/23	5,000	5,298
Ameren Corp.	2.700%	11/15/20	4,962	4,975
Ameren Illinois Co.	2.700%	9/1/22	5,985	6,101
American Electric Power Co. Inc.	2.150%	11/13/20	6,715	6,716
American Electric Power Co. Inc.	3.650%	12/1/21	5,875	6,076
American Electric Power Co. Inc.	2.950%	12/15/22	4,882	4,983
Appalachian Power Co.	4.600%	3/30/21	9,110	9,398
Baltimore Gas & Electric Co.	3.500%	11/15/21	6,122	6,293
Baltimore Gas & Electric Co.	3.350%	7/1/23	5,125	5,354
Berkshire Hathaway Energy Co.	2.375%	1/15/21	7,983	8,024
Berkshire Hathaway Energy Co.	2.800%	1/15/23	6,150	6,309
Berkshire Hathaway Energy Co.	3.750%	11/15/23	9,805	10,428
Black Hills Corp.	4.250%	11/30/23	6,386	6,834
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	8,100	8,073
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,987	3,004
CenterPoint Energy Inc.	3.600%	11/1/21	4,375	4,497
CenterPoint Energy Inc.	2.500%	9/1/22	7,675	7,719
CenterPoint Energy Inc.	3.850%	2/1/24	12,225	12,974
CMS Energy Corp.	5.050%	3/15/22	7,523	7,996
Commonwealth Edison Co.	3.400%	9/1/21	7,545	7,728
Connecticut Light & Power Co.	2.500%	1/15/23	5,987	6,098
Consolidated Edison Inc.	2.000%	5/15/21	10,195	10,173
Consumers Energy Co.	2.850%	5/15/22	5,669	5,799
Consumers Energy Co.	3.375%	8/15/23	4,680	4,920
Delmarva Power & Light Co.	3.500%	11/15/23	5,759	6,082
Dominion Energy Inc.	4.104%	4/1/21	5,700	5,844
Dominion Energy Inc.	2.000%	8/15/21	9,457	9,427
Dominion Energy Inc.	2.715%	8/15/21	3,590	3,617
Dominion Energy Inc.	2.750%	1/15/22	5,850	5,926
Dominion Energy Inc.	2.750%	9/15/22	2,100	2,128
Dominion Energy Inc.	3.071%	8/15/24	2,175	2,235
DTE Electric Co.	3.450%	10/1/20	5,521	5,583
DTE Electric Co.	3.650%	3/15/24	5,350	5,698
DTE Energy Co.	2.600%	6/15/22	3,475	3,490
DTE Energy Co.	3.300%	6/15/22	5,570	5,728
DTE Energy Co.	3.700%	8/1/23	9,840	10,357
DTE Energy Co.	3.850%	12/1/23	6,988	7,431
DTE Energy Co.	3.500%	6/1/24	6,125	6,423
DTE Energy Co.	2.529%	10/1/24	2,000	2,017

34

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Duke Energy Carolinas LLC	3.900%	6/15/21	5,725	5,899
	Duke Energy Carolinas LLC	3.350%	5/15/22	5,000	5,178
	Duke Energy Carolinas LLC	2.500%	3/15/23	10,179	10,367
	Duke Energy Carolinas LLC	3.050%	3/15/23	5,377	5,569
	Duke Energy Corp.	1.800%	9/1/21	7,570	7,526
	Duke Energy Corp.	3.550%	9/15/21	7,680	7,867
	Duke Energy Corp.	2.400%	8/15/22	6,450	6,511
	Duke Energy Corp.	3.050%	8/15/22	4,428	4,535
	Duke Energy Corp.	3.950%	10/15/23	10,700	11,407
	Duke Energy Corp.	3.750%	4/15/24	17,671	18,775
	Duke Energy Florida LLC	3.100%	8/15/21	3,536	3,599
	Duke Energy Ohio Inc.	3.800%	9/1/23	7,973	8,468
	Duke Energy Progress Llc	3.000%	9/15/21	3,500	3,567
	Duke Energy Progress Llc	2.800%	5/15/22	10,320	10,544
	Duke Energy Progress LLC	3.375%	9/1/23	7,353	7,737
	Edison International	2.400%	9/15/22	6,032	5,961
	Edison International	2.950%	3/15/23	3,844	3,847
	Emera US Finance LP	2.700%	6/15/21	11,808	11,884
	Enel Generacion Chile SA	4.250%	4/15/24	4,165	4,394
	Entergy Arkansas Inc.	3.750%	2/15/21	5,747	5,857
	Entergy Arkansas Inc.	3.700%	6/1/24	1,950	2,084
	Entergy Corp.	5.125%	9/15/20	3,925	4,004
	Entergy Corp.	4.000%	7/15/22	6,334	6,631
	Entergy Louisiana LLC	4.050%	9/1/23	15,000	16,068
	Eversource Energy	2.500%	3/15/21	8,575	8,618
	Eversource Energy	2.750%	3/15/22	5,675	5,758
	Eversource Energy	2.800%	5/1/23	9,125	9,327
	Eversource Energy	3.800%	12/1/23	7,500	7,931
	Exelon Corp.	5.150%	12/1/20	11,177	11,486
	Exelon Corp.	2.450%	4/15/21	4,075	4,087
	Exelon Corp.	3.497%	6/1/22	15,162	15,569
	Exelon Generation Co. LLC	4.000%	10/1/20	11,621	11,784
	Exelon Generation Co. LLC	3.400%	3/15/22	6,740	6,929
	Exelon Generation Co. LLC	4.250%	6/15/22	8,459	8,891
	FirstEnergy Corp.	2.850%	7/15/22	9,275	9,444
	FirstEnergy Corp.	4.250%	3/15/23	14,795	15,697
	Florida Power & Light Co.	2.750%	6/1/23	8,985	9,208
	Florida Power & Light Co.	3.250%	6/1/24	7,645	8,046
	Fortis Inc.	2.100%	10/4/21	6,958	6,936
	Georgia Power Co.	2.000%	9/8/20	6,781	6,766
	Georgia Power Co.	2.400%	4/1/21	6,178	6,195
	Georgia Power Co.	2.850%	5/15/22	5,108	5,217
	Great Plains Energy Inc.	4.850%	6/1/21	5,107	5,301
	ITC Holdings Corp.	2.700%	11/15/22	8,675	8,789
	ITC Holdings Corp.	3.650%	6/15/24	9,790	10,305
	Kansas City Power & Light Co.	3.150%	3/15/23	5,565	5,765
	Kentucky Utilities Co.	3.250%	11/1/20	5,150	5,202
	LG&E & KU Energy LLC	3.750%	11/15/20	6,759	6,853
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	5,693	5,709
	National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	9,772	9,907
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	5,816	5,948
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	14,405	14,561
	National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	2,568	2,594
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	5,642	5,761
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	5,585	5,860
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	8,175	8,454
2	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	4,075	4,116
	NextEra Energy Capital Holdings Inc.	3.342%	9/1/20	15,058	15,210
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	5,715	5,918
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	22,000	22,105
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	7,850	8,003
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	5,305	5,422
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	19,737	20,543
	Northern States Power Co.	2.150%	8/15/22	2,875	2,891

35

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Northern States Power Co.	2.600%	5/15/23	6,511	6,641
	NV Energy Inc.	6.250%	11/15/20	6,940	7,253
	Ohio Power Co.	5.375%	10/1/21	6,587	7,027
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	5,218	5,499
3	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	13,095	13,509
	PacifiCorp	3.850%	6/15/21	5,137	5,287
	PacifiCorp	2.950%	2/1/22	6,637	6,773
	PacifiCorp	2.950%	6/1/23	3,550	3,664
	PacifiCorp	3.600%	4/1/24	6,825	7,261
	PECO Energy Co.	1.700%	9/15/21	4,225	4,203
	PECO Energy Co.	2.375%	9/15/22	1,875	1,900
	Pinnacle West Capital Corp.	2.250%	11/30/20	5,225	5,226
	PNM Resources Inc.	3.250%	3/9/21	4,400	4,445
	Potomac Electric Power Co.	3.600%	3/15/24	4,971	5,268
	PPL Capital Funding Inc.	4.200%	6/15/22	7,805	8,181
	PPL Capital Funding Inc.	3.500%	12/1/22	6,576	6,794
	PPL Capital Funding Inc.	3.400%	6/1/23	8,926	9,238
	PPL Capital Funding Inc.	3.950%	3/15/24	3,956	4,183
	PPL Electric Utilities Corp.	3.000%	9/15/21	5,200	5,287
	Progress Energy Inc.	4.400%	1/15/21	6,825	6,988
	Progress Energy Inc.	3.150%	4/1/22	8,187	8,377
	PSEG Power LLC	3.000%	6/15/21	12,150	12,291
	PSEG Power LLC	3.850%	6/1/23	10,994	11,580
	Public Service Co. of Colorado	3.200%	11/15/20	3,230	3,255
	Public Service Co. of Colorado	2.250%	9/15/22	5,835	5,868
	Public Service Co. of New Hampshire	3.500%	11/1/23	8,950	9,455
	Public Service Electric & Gas Co.	1.900%	3/15/21	8,675	8,678
	Public Service Electric & Gas Co.	2.375%	5/15/23	7,040	7,134
	Public Service Electric & Gas Co.	3.250%	9/1/23	2,200	2,298
	Public Service Enterprise Group Inc.	2.000%	11/15/21	3,650	3,633
	Public Service Enterprise Group Inc.	2.650%	11/15/22	5,225	5,287
	Public Service Enterprise Group Inc.	2.875%	6/15/24	5,325	5,465
	Puget Energy Inc.	6.500%	12/15/20	8,370	8,789
	Puget Energy Inc.	6.000%	9/1/21	6,776	7,237
	Puget Energy Inc.	5.625%	7/15/22	7,171	7,705
	San Diego Gas & Electric Co.	3.000%	8/15/21	3,506	3,565
	San Diego Gas & Electric Co.	3.600%	9/1/23	6,825	7,149
	Southern California Edison Co.	2.900%	3/1/21	2,600	2,620
	Southern California Edison Co.	3.875%	6/1/21	5,010	5,131
2	Southern California Edison Co.	1.845%	2/1/22	991	974
	Southern California Edison Co.	2.400%	2/1/22	4,550	4,576
	Southern California Edison Co.	3.400%	6/1/23	7,550	7,831
	Southern California Edison Co.	3.500%	10/1/23	8,888	9,259
	Southern Co.	2.350%	7/1/21	14,624	14,666
	Southern Co.	2.950%	7/1/23	11,806	12,144
2	Southern Co.	5.500%	3/15/57	5,925	6,147
	Southern Power Co.	2.500%	12/15/21	6,000	6,017
	Southwestern Public Service Co.	3.300%	6/15/24	4,650	4,907
	UIL Holdings Corp.	4.625%	10/1/20	1,240	1,269
	Union Electric Co.	3.500%	4/15/24	5,460	5,808
	Virginia Electric & Power Co.	2.950%	1/15/22	4,670	4,751
	Virginia Electric & Power Co.	3.450%	9/1/22	6,589	6,825
	Virginia Electric & Power Co.	2.750%	3/15/23	12,716	12,967
	Virginia Electric & Power Co.	3.450%	2/15/24	4,771	4,998
	WEC Energy Group Inc.	3.375%	6/15/21	12,052	12,298
	WEC Energy Group Inc.	3.100%	3/8/22	700	714
	Wisconsin Electric Power Co.	2.950%	9/15/21	3,320	3,379
	Wisconsin Public Service Corp.	3.350%	11/21/21	6,170	6,351
	Xcel Energy Inc.	2.400%	3/15/21	8,995	9,019
	Xcel Energy Inc.	2.600%	3/15/22	3,900	3,946
	Natural Gas (0.3%)
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	10,001	10,253
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	4,425	4,613

36

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
NiSource Inc.	2.650%	11/17/22	3,725	3,782
NiSource Inc.	3.650%	6/15/23	6,315	6,614
ONE Gas Inc.	3.610%	2/1/24	2,334	2,471
Sempra Energy	2.850%	11/15/20	8,692	8,736
Sempra Energy	2.875%	10/1/22	13,164	13,370
Sempra Energy	2.900%	2/1/23	7,627	7,759
Sempra Energy	4.050%	12/1/23	4,631	4,927
Sempra Energy	3.550%	6/15/24	8,533	8,950
Southern Co. Gas Capital Corp.	3.500%	9/15/21	6,015	6,160
Southern Co. Gas Capital Corp.	2.450%	10/1/23	5,897	5,941
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	3,366	3,598
1,263,986
Total Corporate Bonds (Cost $29,255,218)	29,930,747

Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
4	Vanguard Market Liquidity Fund (Cost $123,900)	2.249%	1,238,876	123,900
Total Investments (99.4%) (Cost $29,628,831)	30,305,338
Other Assets and Liabilities—Net (0.6%)	176,698
Net Assets (100%)	30,482,036

1	Securities with a value of $3,264,000 have been segregated as initial margin for recently closed futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $506,588,000, representing 1.7% of net assets.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

37

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.2%)
U.S. Government Securities (0.2%)
	United States Treasury Note/Bond (Cost $49,050)	1.625%	8/15/29	48,586	49,148
Corporate Bonds (98.9%)
Finance (36.4%)
	Banking (25.3%)
	American Express Co.	3.000%	10/30/24	35,835	37,163
	American Express Co.	3.625%	12/5/24	18,374	19,566
	American Express Co.	4.200%	11/6/25	8,670	9,628
	American Express Co.	3.125%	5/20/26	2,900	3,038
	American Express Credit Corp.	3.300%	5/3/27	19,673	21,185
	Associated Banc-Corp	4.250%	1/15/25	500	529
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	8,500	9,268
	Banco Santander SA	5.179%	11/19/25	19,160	21,169
	Banco Santander SA	4.250%	4/11/27	13,656	14,780
	Banco Santander SA	3.800%	2/23/28	16,085	16,968
	Banco Santander SA	4.379%	4/12/28	22,035	24,185
	Banco Santander SA	3.306%	6/27/29	13,800	14,444
	Bank of America Corp.	4.125%	1/22/24	—	—
	Bank of America Corp.	4.200%	8/26/24	29,047	31,354
	Bank of America Corp.	4.000%	1/22/25	48,730	52,059
	Bank of America Corp.	3.950%	4/21/25	43,251	46,078
	Bank of America Corp.	3.875%	8/1/25	5,959	6,488
1	Bank of America Corp.	3.093%	10/1/25	30,208	31,382
1	Bank of America Corp.	3.366%	1/23/26	36,895	38,499
	Bank of America Corp.	4.450%	3/3/26	29,811	32,824
	Bank of America Corp.	3.500%	4/19/26	48,515	51,978
	Bank of America Corp.	6.220%	9/15/26	1,700	1,998
	Bank of America Corp.	4.250%	10/22/26	23,718	25,948
1	Bank of America Corp.	3.559%	4/23/27	35,925	38,254
	Bank of America Corp.	3.248%	10/21/27	44,664	47,115
	Bank of America Corp.	4.183%	11/25/27	32,964	35,884
1	Bank of America Corp.	3.824%	1/20/28	44,397	47,999
1	Bank of America Corp.	3.705%	4/24/28	48,038	51,740
1	Bank of America Corp.	3.593%	7/21/28	41,895	44,763
	Bank of America Corp.	3.419%	12/20/28	75,046	79,190
1	Bank of America Corp.	3.970%	3/5/29	31,880	35,071
1	Bank of America Corp.	4.271%	7/23/29	47,575	53,712
1	Bank of America Corp.	3.974%	2/7/30	39,920	44,183
1	Bank of America Corp.	3.194%	7/23/30	30,000	31,311
1	Bank of Montreal	3.803%	12/15/32	15,600	16,204
	Bank of New York Mellon Corp.	3.250%	9/11/24	12,224	12,874
	Bank of New York Mellon Corp.	3.000%	2/24/25	12,429	12,960
	Bank of New York Mellon Corp.	3.950%	11/18/25	9,930	10,916
	Bank of New York Mellon Corp.	2.800%	5/4/26	13,778	14,299
	Bank of New York Mellon Corp.	2.450%	8/17/26	11,663	11,829
	Bank of New York Mellon Corp.	3.250%	5/16/27	17,563	18,745
	Bank of New York Mellon Corp.	3.400%	1/29/28	15,338	16,649
1	Bank of New York Mellon Corp.	3.442%	2/7/28	7,615	8,204
	Bank of New York Mellon Corp.	3.850%	4/28/28	200	226
	Bank of New York Mellon Corp.	3.000%	10/30/28	6,413	6,670
	Bank of New York Mellon Corp.	3.300%	8/23/29	3,646	3,892
	Bank of Nova Scotia	4.500%	12/16/25	11,155	12,202
	Bank of Nova Scotia	2.700%	8/3/26	19,600	20,095
	Bank One Corp.	7.625%	10/15/26	16,874	22,225
	Bank One Corp.	8.000%	4/29/27	10,721	14,546
	BankUnited Inc.	4.875%	11/17/25	6,400	7,049
	Barclays plc	3.650%	3/16/25	34,877	35,496
	Barclays plc	4.375%	1/12/26	36,081	38,098
	Barclays plc	4.337%	1/10/28	18,999	20,029
1	Barclays plc	4.972%	5/16/29	18,771	20,621
	BB&T Corp.	2.850%	10/26/24	14,853	15,332

38

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BB&T Corp.	3.700%	6/5/25	20,522	22,131
	BB&T Corp.	3.875%	3/19/29	6,100	6,721
	BBVA USA	3.875%	4/10/25	6,998	7,301
	BNP Paribas SA	4.250%	10/15/24	18,638	19,801
	BPCE SA	4.000%	4/15/24	—	—
	BPCE SA	3.375%	12/2/26	5,595	5,929
2	BPCE SA	3.250%	1/11/28	3,975	4,174
	Branch Banking & Trust Co.	3.625%	9/16/25	23,307	24,892
	Branch Banking & Trust Co.	3.800%	10/30/26	10,882	11,796
	Capital One Financial Corp.	3.300%	10/30/24	11,409	11,822
	Capital One Financial Corp.	3.200%	2/5/25	12,297	12,683
	Capital One Financial Corp.	4.250%	4/30/25	11,580	12,569
	Capital One Financial Corp.	4.200%	10/29/25	29,772	31,799
	Capital One Financial Corp.	3.750%	7/28/26	29,158	30,401
	Capital One Financial Corp.	3.750%	3/9/27	22,420	23,802
	Capital One Financial Corp.	3.800%	1/31/28	19,084	20,349
	Citigroup Inc.	3.875%	3/26/25	8,593	9,079
	Citigroup Inc.	3.300%	4/27/25	18,878	19,961
	Citigroup Inc.	4.400%	6/10/25	38,918	42,265
	Citigroup Inc.	5.500%	9/13/25	28,823	32,985
	Citigroup Inc.	3.700%	1/12/26	28,141	30,308
	Citigroup Inc.	4.600%	3/9/26	30,352	33,415
	Citigroup Inc.	3.400%	5/1/26	29,825	31,531
	Citigroup Inc.	3.200%	10/21/26	54,557	56,927
	Citigroup Inc.	4.300%	11/20/26	19,506	21,261
	Citigroup Inc.	4.450%	9/29/27	49,150	54,331
1	Citigroup Inc.	3.887%	1/10/28	45,782	49,683
	Citigroup Inc.	6.625%	1/15/28	1,193	1,529
1	Citigroup Inc.	3.668%	7/24/28	44,083	47,300
	Citigroup Inc.	4.125%	7/25/28	20,710	22,599
1	Citigroup Inc.	3.520%	10/27/28	46,975	49,754
1	Citigroup Inc.	4.075%	4/23/29	27,825	30,832
1	Citigroup Inc.	3.980%	3/20/30	27,255	30,134
	Citizens Bank NA	3.750%	2/18/26	6,013	6,492
	Citizens Financial Group Inc.	4.300%	12/3/25	13,333	14,413
	Citizens Financial Group Inc.	2.850%	7/27/26	12,200	12,398
	Comerica Bank	4.000%	7/27/25	4,100	4,464
	Comerica Inc.	3.800%	7/22/26	159	170
2	Commonwealth Bank of Australia	3.350%	6/4/24	2,350	2,485
	Cooperatieve Rabobank UA	3.375%	5/21/25	10,127	10,911
	Cooperatieve Rabobank UA	4.375%	8/4/25	15,665	16,898
	Cooperatieve Rabobank UA	3.750%	7/21/26	31,096	32,556
	Credit Suisse AG	3.625%	9/9/24	42,777	45,566
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	37,733	39,852
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	34,520	38,169
	Deutsche Bank AG	4.100%	1/13/26	8,278	8,276
	Discover Bank	4.250%	3/13/26	4,568	4,983
	Discover Bank	3.450%	7/27/26	20,008	20,806
	Discover Bank	4.650%	9/13/28	13,565	15,340
	Discover Financial Services	3.950%	11/6/24	9,099	9,714
	Discover Financial Services	3.750%	3/4/25	13,995	14,733
	Discover Financial Services	4.500%	1/30/26	9,325	10,300
	Discover Financial Services	4.100%	2/9/27	8,049	8,661
	Fifth Third Bank	3.950%	3/14/28	9,572	10,608
	Fifth Third Bank	3.850%	3/15/26	13,911	14,966
	Fifth Third Bank	3.950%	7/28/25	15,350	16,791
	FirstMerit Bank NA	4.270%	11/25/26	450	480
	Goldman Sachs Group Inc.	3.500%	1/23/25	38,314	40,301
	Goldman Sachs Group Inc.	3.750%	5/22/25	39,373	41,988
1	Goldman Sachs Group Inc.	3.272%	9/29/25	47,245	48,905
	Goldman Sachs Group Inc.	4.250%	10/21/25	28,956	31,293
	Goldman Sachs Group Inc.	3.750%	2/25/26	25,629	27,305
	Goldman Sachs Group Inc.	3.500%	11/16/26	33,483	35,038
	Goldman Sachs Group Inc.	5.950%	1/15/27	15,561	18,653

39

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Goldman Sachs Group Inc.	3.850%	1/26/27	52,612	56,164
1	Goldman Sachs Group Inc.	3.691%	6/5/28	48,248	51,287
1	Goldman Sachs Group Inc.	3.814%	4/23/29	29,402	31,611
1	Goldman Sachs Group Inc.	4.223%	5/1/29	46,895	51,949
	HSBC Holdings plc	5.100%	4/5/21	—	—
	HSBC Holdings plc	4.250%	3/14/24	—	—
	HSBC Holdings plc	4.250%	8/18/25	14,136	14,985
	HSBC Holdings plc	4.300%	3/8/26	47,179	51,366
	HSBC Holdings plc	3.900%	5/25/26	46,984	50,192
1	HSBC Holdings plc	4.292%	9/12/26	48,313	51,978
	HSBC Holdings plc	4.375%	11/23/26	24,215	25,972
1	HSBC Holdings plc	4.041%	3/13/28	33,928	36,162
1	HSBC Holdings plc	4.583%	6/19/29	39,415	43,947
1	HSBC Holdings plc	3.973%	5/22/30	40,611	43,496
	Huntington Bancshares Inc.	4.000%	5/15/25	11,213	12,121
	ING Groep NV	3.950%	3/29/27	28,623	31,018
	ING Groep NV	4.550%	10/2/28	20,815	23,807
	ING Groep NV	4.050%	4/9/29	17,685	19,676
	JPMorgan Chase & Co.	3.875%	9/10/24	40,276	43,058
	JPMorgan Chase & Co.	3.125%	1/23/25	36,892	38,478
	JPMorgan Chase & Co.	3.900%	7/15/25	43,568	47,323
	JPMorgan Chase & Co.	3.300%	4/1/26	42,112	44,404
	JPMorgan Chase & Co.	3.200%	6/15/26	39,320	41,220
	JPMorgan Chase & Co.	2.950%	10/1/26	33,447	34,692
	JPMorgan Chase & Co.	4.125%	12/15/26	27,312	30,086
1	JPMorgan Chase & Co.	3.960%	1/29/27	31,244	34,026
	JPMorgan Chase & Co.	4.250%	10/1/27	32,437	36,250
	JPMorgan Chase & Co.	3.625%	12/1/27	18,655	19,837
1	JPMorgan Chase & Co.	3.782%	2/1/28	41,451	45,088
1	JPMorgan Chase & Co.	3.540%	5/1/28	32,430	34,698
1	JPMorgan Chase & Co.	3.509%	1/23/29	25,700	27,529
1	JPMorgan Chase & Co.	4.005%	4/23/29	45,900	51,044
1	JPMorgan Chase & Co.	4.203%	7/23/29	28,500	32,179
1	JPMorgan Chase & Co.	4.452%	12/5/29	34,560	39,675
1	JPMorgan Chase & Co.	3.702%	5/6/30	39,100	42,707
	KeyBank NA	3.300%	6/1/25	13,120	13,870
	KeyBank NA	3.400%	5/20/26	8,936	9,434
	KeyBank NA	6.950%	2/1/28	4,714	6,041
	KeyBank NA	3.900%	4/13/29	5,980	6,581
	KeyCorp	4.150%	10/29/25	10,967	12,032
	KeyCorp	4.100%	4/30/28	5,325	5,986
	Lloyds Bank plc	3.500%	5/14/25	2,100	2,220
	Lloyds Banking Group plc	4.500%	11/4/24	13,856	14,514
	Lloyds Banking Group plc	4.450%	5/8/25	9,390	10,094
	Lloyds Banking Group plc	4.582%	12/10/25	31,919	33,486
	Lloyds Banking Group plc	4.650%	3/24/26	16,761	17,661
	Lloyds Banking Group plc	3.750%	1/11/27	13,816	14,384
	Lloyds Banking Group plc	4.375%	3/22/28	33,380	36,217
	Lloyds Banking Group plc	4.550%	8/16/28	25,255	27,788
1	Lloyds Banking Group plc	3.574%	11/7/28	24,115	24,655
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	8,325	8,649
	Manufacturers & Traders Trust Co.	3.400%	8/17/27	8,280	9,011
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	13,779	14,770
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	40,470	43,727
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	13,825	14,008
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	10,892	11,745
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	24,270	25,631
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	28,646	31,763
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	13,279	14,889
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	28,350	30,911
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	11,275	11,816
	Mizuho Financial Group Inc.	2.839%	9/13/26	7,135	7,337
	Mizuho Financial Group Inc.	3.663%	2/28/27	4,800	5,176
	Mizuho Financial Group Inc.	3.170%	9/11/27	25,232	26,398

40

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mizuho Financial Group Inc.	4.018%	3/5/28	20,250	22,510
1	Mizuho Financial Group Inc.	4.254%	9/11/29	15,980	18,039
1	Mizuho Financial Group Inc.	3.153%	7/16/30	8,000	8,335
	Morgan Stanley	3.875%	4/29/24	—	—
	Morgan Stanley	3.700%	10/23/24	47,642	50,843
	Morgan Stanley	4.000%	7/23/25	47,231	51,214
	Morgan Stanley	5.000%	11/24/25	30,553	34,367
	Morgan Stanley	3.875%	1/27/26	38,514	41,636
	Morgan Stanley	3.125%	7/27/26	49,848	51,724
	Morgan Stanley	6.250%	8/9/26	13,675	16,707
	Morgan Stanley	4.350%	9/8/26	39,142	42,867
	Morgan Stanley	3.625%	1/20/27	50,200	53,692
	Morgan Stanley	3.950%	4/23/27	18,045	19,294
1	Morgan Stanley	3.591%	7/22/28	48,257	51,433
1	Morgan Stanley	3.772%	1/24/29	35,195	38,097
1	Morgan Stanley	4.431%	1/23/30	46,620	53,220
	MUFG Americas Holdings Corp.	3.000%	2/10/25	11,005	11,359
	National Australia Bank Ltd.	3.375%	1/14/26	10,335	11,071
	National Australia Bank Ltd.	2.500%	7/12/26	14,228	14,508
	Northern Trust Corp.	3.950%	10/30/25	6,739	7,414
	Northern Trust Corp.	3.650%	8/3/28	5,505	6,147
	Northern Trust Corp.	3.150%	5/3/29	13,768	14,746
1	Northern Trust Corp.	3.375%	5/8/32	5,975	6,232
	PNC Bank NA	3.300%	10/30/24	11,080	11,714
	PNC Bank NA	2.950%	2/23/25	16,646	17,307
	PNC Bank NA	3.250%	6/1/25	10,594	11,189
	PNC Bank NA	4.200%	11/1/25	10,967	12,187
	PNC Bank NA	3.100%	10/25/27	18,473	19,629
	PNC Bank NA	3.250%	1/22/28	5,035	5,406
	PNC Bank NA	4.050%	7/26/28	23,847	26,641
	PNC Financial Services Group Inc.	3.150%	5/19/27	13,969	14,875
	PNC Financial Services Group Inc.	3.450%	4/23/29	28,500	30,847
	Royal Bank of Canada	4.650%	1/27/26	12,827	14,272
	Royal Bank of Scotland Group plc	4.800%	4/5/26	15,380	16,802
1	Royal Bank of Scotland Group plc	4.892%	5/18/29	28,375	31,181
1	Royal Bank of Scotland Group plc	5.076%	1/27/30	30,485	34,072
1	Royal Bank of Scotland Group plc	4.445%	5/8/30	22,000	23,508
	Santander Holdings USA Inc.	4.500%	7/17/25	22,980	24,711
	Santander Holdings USA Inc.	4.400%	7/13/27	19,199	20,609
1	Santander UK Group Holdings plc	3.823%	11/3/28	14,977	15,425
	State Street Corp.	3.300%	12/16/24	18,277	19,340
	State Street Corp.	3.550%	8/18/25	17,363	18,667
	State Street Corp.	2.650%	5/19/26	13,366	13,746
1	State Street Corp.	4.141%	12/3/29	4,400	5,059
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,678
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	27,894	30,088
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	23,279	23,472
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	23,045	23,900
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	21,950	23,231
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	22,010	23,408
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	14,500	15,425
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	12,100	13,049
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	20,105	22,392
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	5,800	6,584
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	35,500	36,728
	SunTrust Bank	4.050%	11/3/25	4,452	4,899
	SunTrust Bank	3.300%	5/15/26	16,492	17,286
	SunTrust Banks Inc.	4.000%	5/1/25	13,886	15,133
	SVB Financial Group	3.500%	1/29/25	5,640	5,856
	Synchrony Financial	4.250%	8/15/24	3,608	3,838
	Synchrony Financial	4.500%	7/23/25	14,556	15,646
	Synchrony Financial	3.700%	8/4/26	11,709	12,059
	Synchrony Financial	3.950%	12/1/27	9,920	10,269
	Synchrony Financial	5.150%	3/19/29	9,276	10,434

41

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
1	Toronto-Dominion Bank	3.625%	9/15/31	17,179	17,866
	US Bancorp	3.600%	9/11/24	21,443	22,948
	US Bancorp	3.950%	11/17/25	14,393	15,885
	US Bancorp	3.100%	4/27/26	11,528	12,095
	US Bancorp	2.375%	7/22/26	20,177	20,560
	US Bancorp	3.150%	4/27/27	9,635	10,328
	US Bancorp	3.900%	4/26/28	9,101	10,369
	US Bancorp	3.000%	7/30/29	10,500	10,957
	US Bank NA	2.800%	1/27/25	25,672	26,586
	Wachovia Corp.	6.605%	10/1/25	475	570
	Wachovia Corp.	7.574%	8/1/26	2,734	3,515
	Webster Financial Corp.	4.100%	3/25/29	4,625	5,009
	Wells Fargo & Co.	3.300%	9/9/24	41,296	43,437
	Wells Fargo & Co.	3.000%	2/19/25	39,147	40,564
	Wells Fargo & Co.	3.550%	9/29/25	40,272	42,816
	Wells Fargo & Co.	3.000%	4/22/26	55,181	57,200
	Wells Fargo & Co.	4.100%	6/3/26	41,508	44,961
	Wells Fargo & Co.	3.000%	10/23/26	57,535	59,693
1	Wells Fargo & Co.	3.196%	6/17/27	35,680	37,210
	Wells Fargo & Co.	4.300%	7/22/27	39,030	43,186
1	Wells Fargo & Co.	3.584%	5/22/28	35,656	38,210
	Wells Fargo & Co.	4.150%	1/24/29	27,491	30,787
	Westpac Banking Corp.	2.850%	5/13/26	33,040	34,391
	Westpac Banking Corp.	2.700%	8/19/26	18,484	19,102
	Westpac Banking Corp.	3.350%	3/8/27	17,066	18,406
	Westpac Banking Corp.	3.400%	1/25/28	8,275	9,039
1	Westpac Banking Corp.	4.322%	11/23/31	24,300	25,545
	Westpac Banking Corp.	4.110%	7/24/34	11,000	11,595
	Brokerage (1.4%)
	Affiliated Managers Group Inc.	3.500%	8/1/25	6,691	6,992
	Ameriprise Financial Inc.	3.700%	10/15/24	12,156	13,108
	Ameriprise Financial Inc.	2.875%	9/15/26	7,090	7,347
	Apollo Investment Corp.	5.250%	3/3/25	1,200	1,236
	BlackRock Inc.	3.200%	3/15/27	10,806	11,590
	BlackRock Inc.	3.250%	4/30/29	13,075	14,162
	Brookfield Asset Management Inc.	4.000%	1/15/25	4,828	5,125
	Brookfield Finance Inc.	4.250%	6/2/26	6,984	7,544
	Brookfield Finance Inc.	3.900%	1/25/28	12,278	12,943
	Brookfield Finance Inc.	4.850%	3/29/29	12,650	14,248
	Cboe Global Markets Inc.	3.650%	1/12/27	9,928	10,762
	Charles Schwab Corp.	3.000%	3/10/25	5,195	5,417
	Charles Schwab Corp.	3.850%	5/21/25	12,556	13,606
	Charles Schwab Corp.	3.450%	2/13/26	4,960	5,301
	Charles Schwab Corp.	3.200%	3/2/27	16,454	17,448
	Charles Schwab Corp.	3.200%	1/25/28	12,136	12,904
	Charles Schwab Corp.	4.000%	2/1/29	8,060	9,114
	Charles Schwab Corp.	3.250%	5/22/29	5,850	6,269
	CME Group Inc.	3.000%	3/15/25	11,635	12,250
	CME Group Inc.	3.750%	6/15/28	6,580	7,413
	E*TRADE Financial Corp.	3.800%	8/24/27	6,439	6,797
	E*TRADE Financial Corp.	4.500%	6/20/28	6,704	7,404
	Eaton Vance Corp.	3.500%	4/6/27	5,575	5,934
	Franklin Resources Inc.	2.850%	3/30/25	9,238	9,554
	Intercontinental Exchange Inc.	3.750%	12/1/25	15,801	17,135
	Intercontinental Exchange Inc.	3.100%	9/15/27	4,915	5,200
	Intercontinental Exchange Inc.	3.750%	9/21/28	3,800	4,238
	Invesco Finance plc	3.750%	1/15/26	8,540	9,154
	Janus Capital Group Inc.	4.875%	8/1/25	4,405	4,856
	Jefferies Group LLC	4.850%	1/15/27	17,464	18,692
	Jefferies Group LLC	6.450%	6/8/27	4,569	5,381
	Lazard Group LLC	3.750%	2/13/25	5,027	5,285
	Lazard Group LLC	3.625%	3/1/27	12,009	12,469
	Lazard Group LLC	4.500%	9/19/28	11,339	12,511

42

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Lazard Group LLC	4.375%	3/11/29	2,250	2,475
	Legg Mason Inc.	4.750%	3/15/26	6,855	7,565
	Nasdaq Inc.	3.850%	6/30/26	9,577	10,404
	Raymond James Financial Inc.	3.625%	9/15/26	6,449	6,801
	TD Ameritrade Holding Corp.	3.625%	4/1/25	9,421	10,051
	TD Ameritrade Holding Corp.	3.300%	4/1/27	9,480	10,029
	TD Ameritrade Holding Corp.	2.750%	10/1/29	2,000	2,036
	Finance Companies (0.7%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	10,133	10,842
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	19,479	19,844
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	8,496	8,711
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	5,075	5,449
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	8,185	8,472
	Air Lease Corp.	4.250%	9/15/24	10,328	11,070
	Air Lease Corp.	3.250%	3/1/25	16,958	17,350
	Air Lease Corp.	3.625%	4/1/27	12,840	13,370
	Air Lease Corp.	3.625%	12/1/27	8,764	9,122
	Air Lease Corp.	4.625%	10/1/28	7,967	8,896
	Aircastle Ltd.	4.250%	6/15/26	8,950	9,224
	Ares Capital Corp.	4.250%	3/1/25	9,315	9,660
	GATX Corp.	3.250%	3/30/25	3,408	3,467
	GATX Corp.	3.250%	9/15/26	4,635	4,768
	GATX Corp.	3.850%	3/30/27	9,175	9,730
	GATX Corp.	3.500%	3/15/28	6,229	6,501
	GATX Corp.	4.550%	11/7/28	6,415	7,188
	GATX Corp.	4.700%	4/1/29	1,930	2,208
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	22,832	23,161
	Insurance (4.1%)
1	Aegon NV	5.500%	4/11/48	8,995	9,535
	Aetna Inc.	3.500%	11/15/24	6,400	6,677
	Aflac Inc.	3.625%	11/15/24	13,366	14,279
	Aflac Inc.	3.250%	3/17/25	4,475	4,733
	Aflac Inc.	2.875%	10/15/26	4,596	4,765
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	6,373	6,582
	Allstate Corp.	3.280%	12/15/26	8,255	8,899
	American Financial Group Inc.	3.500%	8/15/26	6,935	7,219
	American International Group Inc.	3.750%	7/10/25	20,664	21,985
	American International Group Inc.	3.900%	4/1/26	22,093	23,629
	American International Group Inc.	4.200%	4/1/28	11,596	12,735
	American International Group Inc.	4.250%	3/15/29	11,778	13,060
1	American International Group Inc.	5.750%	4/1/48	6,525	6,891
	Anthem Inc.	3.350%	12/1/24	17,295	18,055
	Anthem Inc.	3.650%	12/1/27	27,798	29,476
	Anthem Inc.	4.101%	3/1/28	12,383	13,496
	Aon Corp.	8.205%	1/1/27	5,056	6,320
	Aon Corp.	4.500%	12/15/28	7,805	8,898
	Aon Corp.	3.750%	5/2/29	8,550	9,255
	Aon plc	3.875%	12/15/25	19,417	21,065
	Arch Capital Finance LLC	4.011%	12/15/26	8,144	8,991
	Assurant Inc.	4.900%	3/27/28	4,850	5,354
	Athene Holding Ltd.	4.125%	1/12/28	15,811	16,233
	AXA Equitable Holdings Inc.	7.000%	4/1/28	4,500	5,527
	AXA Equitable Holdings Inc.	4.350%	4/20/28	23,675	25,374
	AXIS Specialty Finance LLC	3.900%	7/15/29	4,900	5,169
	AXIS Specialty Finance plc	4.000%	12/6/27	6,620	7,121
	Berkshire Hathaway Inc.	3.125%	3/15/26	43,704	46,318
	Brighthouse Financial Inc.	3.700%	6/22/27	20,029	19,723
	Brown & Brown Inc.	4.200%	9/15/24	8,910	9,511

43

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Brown & Brown Inc.	4.500%	3/15/29	4,700	5,113
	Chubb INA Holdings Inc.	3.150%	3/15/25	15,325	16,183
	Chubb INA Holdings Inc.	3.350%	5/3/26	15,177	16,282
	Cigna Holding Co.	3.250%	4/15/25	13,195	13,655
	Cigna Holding Co.	7.875%	5/15/27	836	1,106
	Cigna Holding Co.	3.050%	10/15/27	4,955	5,055
	Cincinnati Financial Corp.	6.920%	5/15/28	4,950	6,554
	CNA Financial Corp.	4.500%	3/1/26	9,610	10,575
	CNA Financial Corp.	3.450%	8/15/27	7,840	8,188
	CNA Financial Corp.	3.900%	5/1/29	6,600	7,186
	CNO Financial Group Inc.	5.250%	5/30/25	6,000	6,517
	CNO Financial Group Inc.	5.250%	5/30/29	8,800	9,735
	Enstar Group Ltd.	4.950%	6/1/29	14,728	15,586
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	9,350	10,188
	Fidelity National Financial Inc.	4.500%	8/15/28	2,200	2,384
	First American Financial Corp.	4.600%	11/15/24	2,850	3,073
	Globe Life Inc.	4.550%	9/15/28	8,928	10,064
	Hanover Insurance Group Inc.	4.500%	4/15/26	5,230	5,669
	Hartford Financial Services Group Inc.	2.800%	8/19/29	7,000	7,106
	Humana Inc.	3.850%	10/1/24	9,123	9,632
	Humana Inc.	3.950%	3/15/27	6,847	7,343
	Humana Inc.	3.125%	8/15/29	6,000	6,088
	Kemper Corp.	4.350%	2/15/25	7,272	7,705
	Lincoln National Corp.	3.350%	3/9/25	6,755	7,065
	Lincoln National Corp.	3.625%	12/12/26	8,615	9,167
	Lincoln National Corp.	3.800%	3/1/28	7,485	8,027
	Loews Corp.	3.750%	4/1/26	8,157	8,791
	Manulife Financial Corp.	4.150%	3/4/26	18,641	20,630
1	Manulife Financial Corp.	4.061%	2/24/32	10,075	10,561
	Markel Corp.	3.500%	11/1/27	4,350	4,506
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	925	989
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	6,441	6,857
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	7,087	7,685
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	22,569	25,913
	Mercury General Corp.	4.400%	3/15/27	6,020	6,333
	MetLife Inc.	3.000%	3/1/25	7,561	7,892
	MetLife Inc.	3.600%	11/13/25	7,525	8,128
	Munich Re America Corp.	7.450%	12/15/26	1,550	2,024
	Old Republic International Corp.	4.875%	10/1/24	6,057	6,685
	Old Republic International Corp.	3.875%	8/26/26	8,165	8,659
	PartnerRe Finance B LLC	3.700%	7/2/29	6,190	6,554
	Principal Financial Group Inc.	3.400%	5/15/25	8,201	8,666
	Principal Financial Group Inc.	3.100%	11/15/26	8,259	8,635
	Principal Financial Group Inc.	3.700%	5/15/29	3,580	3,892
	Progressive Corp.	2.450%	1/15/27	16,469	16,700
	Progressive Corp.	4.000%	3/1/29	4,900	5,578
	Progressive Corp.	6.625%	3/1/29	1,652	2,200
	Prudential Financial Inc.	3.878%	3/27/28	5,225	5,840
1	Prudential Financial Inc.	5.200%	3/15/44	3,755	3,896
1	Prudential Financial Inc.	5.375%	5/15/45	13,698	14,407
1	Prudential Financial Inc.	4.500%	9/15/47	14,125	14,266
1	Prudential Financial Inc.	5.700%	9/15/48	15,125	16,523
	Reinsurance Group of America Inc.	3.950%	9/15/26	8,700	9,390
	Reinsurance Group of America Inc.	3.900%	5/15/29	9,689	10,443
	RenaissanceRe Finance Inc.	3.700%	4/1/25	3,150	3,323
	RenaissanceRe Finance Inc.	3.450%	7/1/27	5,280	5,568
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	4,525	4,801
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,948	3,687
	Trinity Acquisition plc	4.400%	3/15/26	8,150	8,913
	UnitedHealth Group Inc.	2.875%	3/15/23	—	—
	UnitedHealth Group Inc.	3.750%	7/15/25	24,619	26,745
	UnitedHealth Group Inc.	3.700%	12/15/25	1,350	1,465
	UnitedHealth Group Inc.	3.100%	3/15/26	18,874	19,857
	UnitedHealth Group Inc.	3.450%	1/15/27	17,202	18,470

44

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	UnitedHealth Group Inc.	3.375%	4/15/27	16,081	17,265
	UnitedHealth Group Inc.	2.950%	10/15/27	16,958	17,709
	UnitedHealth Group Inc.	3.850%	6/15/28	12,836	14,279
	UnitedHealth Group Inc.	3.875%	12/15/28	12,390	13,882
	UnitedHealth Group Inc.	2.875%	8/15/29	7,565	7,860
	Unum Group	4.000%	6/15/29	7,150	7,513
	Voya Financial Inc.	3.650%	6/15/26	7,051	7,474
1	Voya Financial Inc.	4.700%	1/23/48	5,000	4,650
	Willis North America Inc.	4.500%	9/15/28	17,089	19,198
	XLIT Ltd.	4.450%	3/31/25	7,004	7,638
	Other Finance (0.1%)
	ORIX Corp.	3.250%	12/4/24	9,720	10,145
	ORIX Corp.	3.700%	7/18/27	6,634	7,156
	Real Estate Investment Trusts (4.8%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	8,640	9,100
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	7,006	7,716
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	6,523	7,016
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	4,841	5,256
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	4,190	4,572
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	1,350	1,547
	American Campus Communities Operating Partnership LP	3.300%	7/15/26	4,300	4,433
	American Campus Communities Operating Partnership LP	3.625%	11/15/27	7,863	8,318
	American Homes 4 Rent LP	4.250%	2/15/28	10,198	11,088
	American Homes 4 Rent LP	4.900%	2/15/29	3,600	4,127
	AvalonBay Communities Inc.	3.500%	11/15/24	5,783	6,178
	AvalonBay Communities Inc.	3.450%	6/1/25	6,366	6,794
	AvalonBay Communities Inc.	3.500%	11/15/25	5,110	5,472
	AvalonBay Communities Inc.	2.950%	5/11/26	7,311	7,618
	AvalonBay Communities Inc.	2.900%	10/15/26	6,171	6,421
	AvalonBay Communities Inc.	3.350%	5/15/27	6,066	6,495
	AvalonBay Communities Inc.	3.200%	1/15/28	8,361	8,892
	AvalonBay Communities Inc.	3.300%	6/1/29	4,500	4,838
	Boston Properties Inc.	3.400%	6/21/29	2,500	2,645
	Boston Properties LP	3.200%	1/15/25	8,225	8,559
	Boston Properties LP	3.650%	2/1/26	18,679	19,837
	Boston Properties LP	2.750%	10/1/26	20,843	21,173
	Boston Properties LP	4.500%	12/1/28	12,630	14,545
	Brandywine Operating Partnership LP	3.950%	11/15/27	7,227	7,647
	Brixmor Operating Partnership LP	3.850%	2/1/25	14,501	15,218
	Brixmor Operating Partnership LP	4.125%	6/15/26	7,782	8,311
	Brixmor Operating Partnership LP	3.900%	3/15/27	8,835	9,325
	Brixmor Operating Partnership LP	4.125%	5/15/29	3,756	4,067
	Camden Property Trust	4.100%	10/15/28	7,555	8,555
	Camden Property Trust	3.150%	7/1/29	16,975	17,946
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	10,273	10,769
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,667	5,806
	Corporate Office Properties LP	5.250%	2/15/24	3,075	3,333
	Corporate Office Properties LP	5.000%	7/1/25	1,810	1,970
	CubeSmart LP	4.000%	11/15/25	5,196	5,572
	CubeSmart LP	3.125%	9/1/26	6,295	6,424
	CubeSmart LP	4.375%	2/15/29	3,500	3,872
	Digital Realty Trust LP	4.750%	10/1/25	7,528	8,353
	Digital Realty Trust LP	3.700%	8/15/27	12,226	13,014
	Digital Realty Trust LP	4.450%	7/15/28	19,050	21,218
	Digital Realty Trust LP	3.600%	7/1/29	10,400	11,009
	Duke Realty LP	3.750%	12/1/24	7,447	7,963
	Duke Realty LP	3.250%	6/30/26	3,514	3,674
	Duke Realty LP	3.375%	12/15/27	5,554	5,871
	Duke Realty LP	4.000%	9/15/28	4,925	5,412
	EPR Properties	4.500%	4/1/25	4,393	4,637
	EPR Properties	4.750%	12/15/26	6,955	7,561

45

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
EPR Properties	4.500%	6/1/27	6,718	7,184
EPR Properties	4.950%	4/15/28	8,900	9,749
EPR Properties	3.750%	8/15/29	5,000	5,031
ERP Operating LP	3.375%	6/1/25	3,945	4,205
ERP Operating LP	2.850%	11/1/26	3,890	4,028
ERP Operating LP	3.250%	8/1/27	5,127	5,477
ERP Operating LP	3.500%	3/1/28	6,125	6,627
ERP Operating LP	4.150%	12/1/28	10,007	11,398
ERP Operating LP	3.000%	7/1/29	13,200	13,798
Essex Portfolio LP	3.500%	4/1/25	7,044	7,421
Essex Portfolio LP	3.375%	4/15/26	6,781	7,158
Essex Portfolio LP	3.625%	5/1/27	4,975	5,338
Essex Portfolio LP	4.000%	3/1/29	10,425	11,520
Federal Realty Investment Trust	3.250%	7/15/27	9,934	10,480
Federal Realty Investment Trust	3.200%	6/15/29	5,100	5,372
HCP Inc.	3.400%	2/1/25	8,468	8,781
HCP Inc.	4.000%	6/1/25	8,354	8,924
HCP Inc.	3.250%	7/15/26	5,825	6,020
HCP Inc.	3.500%	7/15/29	14,830	15,636
Healthcare Realty Trust Inc.	3.625%	1/15/28	5,496	5,773
Healthcare Trust of America Holdings LP	3.500%	8/1/26	5,925	6,165
Healthcare Trust of America Holdings LP	3.750%	7/1/27	5,507	5,809
Highwoods Realty LP	3.875%	3/1/27	7,225	7,652
Highwoods Realty LP	4.125%	3/15/28	4,300	4,632
Highwoods Realty LP	4.200%	4/15/29	4,700	5,109
Hospitality Properties Trust	4.500%	3/15/25	3,575	3,644
Hospitality Properties Trust	5.250%	2/15/26	5,242	5,533
Hospitality Properties Trust	4.950%	2/15/27	6,300	6,538
Hospitality Properties Trust	3.950%	1/15/28	6,100	5,935
Hospitality Properties Trust	4.375%	2/15/30	2,400	2,397
Host Hotels & Resorts LP	4.000%	6/15/25	9,430	9,987
Host Hotels & Resorts LP	4.500%	2/1/26	2,884	3,164
Hudson Pacific Properties Inc.	4.650%	4/1/29	2,200	2,466
Hudson Pacific Properties LP	3.950%	11/1/27	4,503	4,760
Kilroy Realty LP	3.450%	12/15/24	6,520	6,836
Kilroy Realty LP	4.375%	10/1/25	6,097	6,620
Kilroy Realty LP	4.750%	12/15/28	6,435	7,386
Kilroy Realty LP	4.250%	8/15/29	7,200	7,924
Kimco Realty Corp.	3.300%	2/1/25	5,140	5,328
Kimco Realty Corp.	2.800%	10/1/26	10,097	10,214
Kimco Realty Corp.	3.800%	4/1/27	6,377	6,841
Kite Realty Group LP	4.000%	10/1/26	4,712	4,726
Liberty Property LP	3.750%	4/1/25	8,940	9,439
Liberty Property LP	3.250%	10/1/26	5,324	5,512
Liberty Property LP	4.375%	2/1/29	1,250	1,403
Life Storage LP	3.875%	12/15/27	6,871	7,351
Life Storage LP	4.000%	6/15/29	4,275	4,605
Life Storage LP	3.500%	7/1/26	8,081	8,379
Mid-America Apartments LP	4.000%	11/15/25	7,065	7,637
Mid-America Apartments LP	3.600%	6/1/27	12,375	13,265
Mid-America Apartments LP	4.200%	6/15/28	1,000	1,122
Mid-America Apartments LP	3.950%	3/15/29	6,766	7,473
National Retail Properties Inc.	4.000%	11/15/25	5,067	5,471
National Retail Properties Inc.	3.600%	12/15/26	7,504	7,958
National Retail Properties Inc.	3.500%	10/15/27	3,900	4,129
National Retail Properties Inc.	4.300%	10/15/28	6,110	6,874
Omega Healthcare Investors Inc.	4.500%	1/15/25	9,147	9,650
Omega Healthcare Investors Inc.	5.250%	1/15/26	11,882	13,159
Omega Healthcare Investors Inc.	4.500%	4/1/27	10,243	10,950
Omega Healthcare Investors Inc.	4.750%	1/15/28	13,189	14,343
Physicians Realty LP	4.300%	3/15/27	8,268	8,913
Physicians Realty LP	3.950%	1/15/28	4,950	5,202
Prologis LP	3.750%	11/1/25	7,497	8,219
Prologis LP	3.875%	9/15/28	4,400	4,917

46

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Public Storage	3.094%	9/15/27	7,745	8,217
	Public Storage	3.385%	5/1/29	5,850	6,358
	Realty Income Corp.	3.875%	4/15/25	10,155	10,989
	Realty Income Corp.	4.125%	10/15/26	10,387	11,560
	Realty Income Corp.	3.000%	1/15/27	9,367	9,757
	Realty Income Corp.	3.650%	1/15/28	7,845	8,522
	Realty Income Corp.	3.250%	6/15/29	14,525	15,310
	Regency Centers LP	3.600%	2/1/27	7,058	7,482
	Regency Centers LP	4.125%	3/15/28	5,825	6,426
	Regency Centers LP	2.950%	9/15/29	2,000	2,021
	Sabra Health Care LP	5.125%	8/15/26	9,110	9,852
	Select Income REIT	4.500%	2/1/25	5,527	5,710
	Simon Property Group LP	3.375%	10/1/24	13,905	14,729
	Simon Property Group LP	3.500%	9/1/25	9,783	10,416
	Simon Property Group LP	3.300%	1/15/26	12,544	13,252
	Simon Property Group LP	3.250%	11/30/26	9,075	9,604
	Simon Property Group LP	3.375%	6/15/27	13,770	14,728
	Simon Property Group LP	3.375%	12/1/27	7,282	7,805
	SITE Centers Corp.	3.900%	8/15/24	1,830	1,893
	SITE Centers Corp.	3.625%	2/1/25	4,276	4,411
	SITE Centers Corp.	4.250%	2/1/26	4,666	4,981
	SITE Centers Corp.	4.700%	6/1/27	7,533	8,292
	Spirit Realty LP	4.000%	7/15/29	6,250	6,663
	STORE Capital Corp.	4.500%	3/15/28	4,670	5,096
	STORE Capital Corp.	4.625%	3/15/29	6,750	7,482
	Tanger Properties LP	3.750%	12/1/24	1,100	1,130
	Tanger Properties LP	3.125%	9/1/26	4,672	4,633
	Tanger Properties LP	3.875%	7/15/27	2,675	2,756
	UDR Inc.	4.000%	10/1/25	3,715	4,030
	UDR Inc.	2.950%	9/1/26	6,795	6,995
	UDR Inc.	3.500%	7/1/27	3,994	4,233
	UDR Inc.	3.500%	1/15/28	4,700	5,016
	Ventas Realty LP	2.650%	1/15/25	4,150	4,201
	Ventas Realty LP	3.500%	2/1/25	7,837	8,245
	Ventas Realty LP	4.125%	1/15/26	4,929	5,349
	Ventas Realty LP	3.250%	10/15/26	9,821	10,137
	Ventas Realty LP	3.850%	4/1/27	6,864	7,368
	Ventas Realty LP	4.000%	3/1/28	12,290	13,350
	Ventas Realty LP	4.400%	1/15/29	8,975	10,061
	VEREIT Operating Partnership LP	4.625%	11/1/25	5,655	6,199
	VEREIT Operating Partnership LP	4.875%	6/1/26	10,810	12,077
	VEREIT Operating Partnership LP	3.950%	8/15/27	12,316	13,183
	Vornado Realty LP	3.500%	1/15/25	7,269	7,507
	Welltower Inc.	4.000%	6/1/25	12,709	13,632
	Welltower Inc.	4.250%	4/1/26	7,333	8,000
	Welltower Inc.	4.250%	4/15/28	12,304	13,622
	Welltower Inc.	4.125%	3/15/29	12,027	13,266
	WP Carey Inc.	4.000%	2/1/25	3,669	3,859
	WP Carey Inc.	4.250%	10/1/26	2,685	2,898
	WP Carey Inc.	3.850%	7/15/29	7,019	7,390
					9,429,721
Industrial (57.0%)
	Basic Industry (2.7%)
	Albemarle Corp.	4.150%	12/1/24	7,797	8,384
	ArcelorMittal	6.125%	6/1/25	9,885	11,071
	ArcelorMittal	4.550%	3/11/26	7,365	7,724
	ArcelorMittal	4.250%	7/16/29	8,300	8,380
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	1,166	1,435
	Cabot Corp.	4.000%	7/1/29	5,075	5,343
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	3,075	3,256
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	9,850	10,174
	Dow Chemical Co.	3.500%	10/1/24	14,655	15,320
2	Dow Chemical Co.	4.550%	11/30/25	9,170	10,112

47

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	Dow Chemical Co.	3.625%	5/15/26	8,350	8,777
2	Dow Chemical Co.	4.800%	11/30/28	13,964	16,041
	DuPont de Nemours Inc.	4.493%	11/15/25	27,211	30,209
	DuPont de Nemours Inc.	4.725%	11/15/28	37,985	43,941
	Eastman Chemical Co.	3.800%	3/15/25	9,567	10,037
	Eastman Chemical Co.	4.500%	12/1/28	5,867	6,456
	Ecolab Inc.	2.700%	11/1/26	9,178	9,492
	Ecolab Inc.	3.250%	12/1/27	11,255	12,122
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	8,550	8,740
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	11,638	12,511
	Georgia-Pacific LLC	7.375%	12/1/25	1,427	1,817
	Huntsman International LLC	4.500%	5/1/29	10,450	11,160
	International Flavors & Fragrances Inc.	4.450%	9/26/28	4,287	4,758
	International Paper Co.	3.800%	1/15/26	13,585	14,571
	International Paper Co.	3.000%	2/15/27	8,368	8,560
	Kinross Gold Corp.	4.500%	7/15/27	8,973	9,388
	LYB International Finance II BV	3.500%	3/2/27	14,080	14,508
	Methanex Corp.	4.250%	12/1/24	4,290	4,301
	Mosaic Co.	4.050%	11/15/27	12,679	13,256
	Nucor Corp.	3.950%	5/1/28	9,863	11,004
	Nutrien Ltd.	3.375%	3/15/25	9,563	9,968
	Nutrien Ltd.	3.000%	4/1/25	7,675	7,835
	Nutrien Ltd.	4.000%	12/15/26	7,375	8,001
	Nutrien Ltd.	4.200%	4/1/29	9,550	10,666
	Packaging Corp. of America	3.650%	9/15/24	6,380	6,696
	Packaging Corp. of America	3.400%	12/15/27	9,627	10,047
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	100	104
	PPG Industries Inc.	3.750%	3/15/28	11,709	12,832
	Praxair Inc.	2.650%	2/5/25	7,049	7,277
	Praxair Inc.	3.200%	1/30/26	11,435	12,237
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	22,173	23,992
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	8,115	11,137
	Rohm & Haas Co.	7.850%	7/15/29	7,146	9,742
	RPM International Inc.	3.750%	3/15/27	8,977	9,406
	RPM International Inc.	4.550%	3/1/29	4,250	4,633
	SASOL Financing USA LLC	6.500%	9/27/28	12,050	13,345
	Sherwin-Williams Co.	3.450%	8/1/25	6,582	6,928
	Sherwin-Williams Co.	3.950%	1/15/26	4,870	5,230
	Sherwin-Williams Co.	3.450%	6/1/27	22,020	23,261
	Sherwin-Williams Co.	2.950%	8/15/29	10,000	10,166
	Southern Copper Corp.	3.875%	4/23/25	8,046	8,396
	Suzano Austria GmbH	6.000%	1/15/29	28,200	31,232
	Vale Overseas Ltd.	6.250%	8/10/26	28,038	32,279
	Westlake Chemical Corp.	3.600%	8/15/26	12,533	12,987
	Weyerhaeuser Co.	8.500%	1/15/25	2,295	2,971
	Weyerhaeuser Co.	6.950%	10/1/27	575	741
	Weyerhaeuser Co.	4.000%	11/15/29	3,150	3,479
	WRKCo Inc.	3.000%	9/15/24	8,367	8,521
	WRKCo Inc.	3.750%	3/15/25	9,450	9,978
	WRKCo Inc.	4.650%	3/15/26	12,630	13,972
	WRKCo Inc.	3.375%	9/15/27	7,796	8,033
	WRKCo Inc.	4.000%	3/15/28	9,075	9,690
	WRKCo Inc.	3.900%	6/1/28	9,555	10,130
	WRKCo Inc.	4.900%	3/15/29	7,310	8,356
	Yamana Gold Inc.	4.625%	12/15/27	4,008	4,273
	Capital Goods (5.1%)
	3M Co.	2.000%	2/14/25	12,000	11,962
	3M Co.	3.000%	8/7/25	10,564	11,109
	3M Co.	2.250%	9/19/26	11,470	11,538
	3M Co.	2.875%	10/15/27	6,467	6,761
	3M Co.	3.625%	9/14/28	8,749	9,669
	3M Co.	3.375%	3/1/29	11,575	12,549
	3M Co.	2.375%	8/26/29	16,000	16,010

48

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	ABB Finance USA Inc.	3.800%	4/3/28	9,655	10,875
	Allegion US Holding Co. Inc.	3.200%	10/1/24	6,064	6,176
	Allegion US Holding Co. Inc.	3.550%	10/1/27	6,550	6,730
	Avery Dennison Corp.	4.875%	12/6/28	8,050	9,132
2	Bemis Co. Inc.	3.100%	9/15/26	4,598	4,608
	Boeing Co.	2.850%	10/30/24	8,118	8,375
	Boeing Co.	2.500%	3/1/25	220	223
	Boeing Co.	2.600%	10/30/25	3,350	3,409
	Boeing Co.	3.100%	5/1/26	10,125	10,692
	Boeing Co.	2.250%	6/15/26	6,281	6,281
	Boeing Co.	2.700%	2/1/27	8,870	9,106
	Boeing Co.	2.800%	3/1/27	6,567	6,752
	Boeing Co.	3.250%	3/1/28	11,478	12,227
	Boeing Co.	3.450%	11/1/28	2,800	3,027
	Boeing Co.	3.200%	3/1/29	16,950	18,062
	Carlisle Cos. Inc.	3.500%	12/1/24	8,595	8,908
	Carlisle Cos. Inc.	3.750%	12/1/27	7,560	8,042
	Caterpillar Financial Services Corp.	3.250%	12/1/24	9,150	9,680
	Caterpillar Financial Services Corp.	2.400%	8/9/26	5,225	5,341
	CNH Industrial NV	3.850%	11/15/27	8,759	9,092
	Dover Corp.	3.150%	11/15/25	6,040	6,192
	Eagle Materials Inc.	4.500%	8/1/26	5,419	5,606
	Eaton Corp.	3.103%	9/15/27	10,394	10,895
	Embraer Netherlands Finance BV	5.050%	6/15/25	7,479	8,193
	Embraer Netherlands Finance BV	5.400%	2/1/27	11,660	13,192
	Emerson Electric Co.	3.150%	6/1/25	4,925	5,217
	Fortive Corp.	3.150%	6/15/26	12,310	12,580
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	8,200	8,722
	General Dynamics Corp.	2.375%	11/15/24	9,822	10,022
	General Dynamics Corp.	3.500%	5/15/25	11,312	12,183
	General Dynamics Corp.	2.125%	8/15/26	11,278	11,343
	General Dynamics Corp.	2.625%	11/15/27	8,476	8,803
	General Dynamics Corp.	3.750%	5/15/28	10,682	12,012
	General Electric Co.	5.550%	1/5/26	7,725	8,496
	Hexcel Corp.	4.700%	8/15/25	2,250	2,418
	Hexcel Corp.	3.950%	2/15/27	8,417	8,874
	Honeywell International Inc.	2.500%	11/1/26	16,152	16,565
	Honeywell International Inc.	2.700%	8/15/29	7,250	7,606
	Hubbell Inc.	3.350%	3/1/26	4,079	4,170
	Hubbell Inc.	3.150%	8/15/27	5,578	5,681
	Hubbell Inc.	3.500%	2/15/28	7,599	7,973
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	9,700	10,229
	Illinois Tool Works Inc.	2.650%	11/15/26	19,650	20,459
	Ingersoll-Rand Global Holding Co. Ltd.	3.750%	8/21/28	6,685	7,244
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	6,312	6,623
	Ingersoll-Rand Luxembourg Finance SA	3.500%	3/21/26	4,500	4,711
	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	14,465	15,699
	John Deere Capital Corp.	3.450%	3/13/25	8,865	9,463
	John Deere Capital Corp.	3.400%	9/11/25	6,275	6,724
	John Deere Capital Corp.	2.650%	6/10/26	8,642	8,973
	John Deere Capital Corp.	2.800%	9/8/27	11,182	11,668
	John Deere Capital Corp.	3.050%	1/6/28	10,640	11,314
	John Deere Capital Corp.	3.450%	3/7/29	3,135	3,438
	John Deere Capital Corp.	2.800%	7/18/29	10,400	10,795
	Johnson Controls International plc	3.900%	2/14/26	5,936	6,401
	Kennametal Inc.	4.625%	6/15/28	4,492	4,840
	L3Harris Technologies Inc.	3.832%	4/27/25	11,871	12,723
2	L3Harris Technologies Inc.	3.850%	12/15/26	6,357	6,873
	L3Harris Technologies Inc.	4.400%	6/15/28	8,415	9,524
2	L3Harris Technologies Inc.	4.400%	6/15/28	16,395	18,541
	Leggett & Platt Inc.	3.800%	11/15/24	3,850	4,015
	Leggett & Platt Inc.	3.500%	11/15/27	8,272	8,451
	Leggett & Platt Inc.	4.400%	3/15/29	8,125	8,728
	Legrand France SA	8.500%	2/15/25	6,485	8,510

49

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Lockheed Martin Corp.	2.900%	3/1/25	12,349	12,891
Lockheed Martin Corp.	3.550%	1/15/26	30,051	32,565
Martin Marietta Materials Inc.	3.450%	6/1/27	4,873	5,003
Martin Marietta Materials Inc.	3.500%	12/15/27	7,347	7,573
Masco Corp.	4.450%	4/1/25	6,976	7,574
Masco Corp.	4.375%	4/1/26	9,240	9,900
Masco Corp.	3.500%	11/15/27	4,075	4,159
Northrop Grumman Corp.	2.930%	1/15/25	13,472	13,962
Northrop Grumman Corp.	3.200%	2/1/27	14,527	15,340
Northrop Grumman Corp.	3.250%	1/15/28	30,329	32,159
Nvent Finance Sarl	4.550%	4/15/28	8,072	8,550
Oshkosh Corp.	4.600%	5/15/28	3,750	4,073
Owens Corning	4.200%	12/1/24	6,050	6,439
Owens Corning	3.400%	8/15/26	5,320	5,342
Owens Corning	3.950%	8/15/29	6,515	6,693
Parker-Hannifin Corp.	3.300%	11/21/24	7,813	8,224
Parker-Hannifin Corp.	3.250%	3/1/27	13,289	13,911
Parker-Hannifin Corp.	3.250%	6/14/29	8,450	8,871
Precision Castparts Corp.	3.250%	6/15/25	20,303	21,250
Raytheon Co.	3.150%	12/15/24	4,425	4,674
Raytheon Co.	7.200%	8/15/27	2,305	3,101
Republic Services Inc.	3.200%	3/15/25	6,229	6,535
Republic Services Inc.	2.900%	7/1/26	15,356	15,939
Republic Services Inc.	3.375%	11/15/27	18,188	19,456
Republic Services Inc.	3.950%	5/15/28	1,494	1,671
Rockwell Automation Inc.	2.875%	3/1/25	3,752	3,906
Rockwell Automation Inc.	3.500%	3/1/29	6,681	7,363
Rockwell Collins Inc.	3.500%	3/15/27	23,411	25,215
Roper Technologies Inc.	2.350%	9/15/24	5,500	5,522
Roper Technologies Inc.	3.850%	12/15/25	4,890	5,260
Roper Technologies Inc.	3.800%	12/15/26	13,612	14,757
Roper Technologies Inc.	4.200%	9/15/28	10,175	11,301
Roper Technologies Inc.	2.950%	9/15/29	4,075	4,124
Snap-on Inc.	3.250%	3/1/27	4,165	4,450
Spirit AeroSystems Inc.	3.850%	6/15/26	9,746	10,113
Spirit AeroSystems Inc.	4.600%	6/15/28	12,070	13,316
Stanley Black & Decker Inc.	3.400%	3/1/26	9,184	9,798
Stanley Black & Decker Inc.	4.250%	11/15/28	6,464	7,422
Textron Inc.	3.875%	3/1/25	4,579	4,873
Textron Inc.	4.000%	3/15/26	6,725	7,215
Textron Inc.	3.650%	3/15/27	5,858	6,182
Textron Inc.	3.375%	3/1/28	5,093	5,270
Timken Co.	3.875%	9/1/24	3,830	4,023
Timken Co.	4.500%	12/15/28	6,646	7,211
United Technologies Corp.	3.950%	8/16/25	33,956	37,274
United Technologies Corp.	2.650%	11/1/26	9,693	10,029
United Technologies Corp.	3.125%	5/4/27	10,555	11,185
United Technologies Corp.	6.700%	8/1/28	1,825	2,400
United Technologies Corp.	4.125%	11/16/28	49,442	56,524
United Technologies Corp.	7.500%	9/15/29	2,500	3,549
Vulcan Materials Co.	4.500%	4/1/25	5,032	5,449
Vulcan Materials Co.	3.900%	4/1/27	6,683	7,076
Wabtec Corp.	3.450%	11/15/26	11,192	11,413
Wabtec Corp.	4.950%	9/15/28	19,292	21,540
Waste Connections Inc.	4.250%	12/1/28	3,450	3,915
Waste Connections Inc.	3.500%	5/1/29	12,025	12,912
Waste Management Inc.	3.125%	3/1/25	8,055	8,464
Waste Management Inc.	3.200%	6/15/26	14,555	15,490
Waste Management Inc.	3.150%	11/15/27	14,610	15,572
Waste Management Inc.	3.450%	6/15/29	15,165	16,559
Xylem Inc.	3.250%	11/1/26	8,976	9,284
Communication (7.0%)
Activision Blizzard Inc.	3.400%	9/15/26	14,493	15,251

50

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Activision Blizzard Inc.	3.400%	6/15/27	5,632	5,916
	America Movil SAB de CV	3.625%	4/22/29	10,650	11,517
	American Tower Corp.	2.950%	1/15/25	6,675	6,855
	American Tower Corp.	4.000%	6/1/25	8,860	9,535
	American Tower Corp.	4.400%	2/15/26	2,824	3,110
	American Tower Corp.	3.375%	10/15/26	20,027	20,844
	American Tower Corp.	3.125%	1/15/27	6,333	6,527
	American Tower Corp.	3.550%	7/15/27	12,913	13,677
	American Tower Corp.	3.600%	1/15/28	11,850	12,538
	American Tower Corp.	3.950%	3/15/29	7,350	8,009
	American Tower Corp.	3.800%	8/15/29	25,700	27,665
	AT&T Inc.	3.950%	1/15/25	28,015	30,029
	AT&T Inc.	3.400%	5/15/25	69,891	73,416
	AT&T Inc.	3.600%	7/15/25	16,582	17,546
	AT&T Inc.	3.875%	1/15/26	19,016	20,357
	AT&T Inc.	4.125%	2/17/26	38,759	42,189
	AT&T Inc.	2.950%	7/15/26	10,856	11,039
	AT&T Inc.	3.800%	2/15/27	13,634	14,601
	AT&T Inc.	4.250%	3/1/27	20,407	22,509
	AT&T Inc.	4.100%	2/15/28	30,390	33,162
	AT&T Inc.	4.350%	3/1/29	54,855	61,345
	British Telecommunications plc	5.125%	12/4/28	10,149	11,738
	CBS Corp.	3.700%	8/15/24	5,625	5,942
	CBS Corp.	3.500%	1/15/25	8,675	9,065
	CBS Corp.	4.000%	1/15/26	7,463	7,983
	CBS Corp.	2.900%	1/15/27	9,731	9,753
	CBS Corp.	3.375%	2/15/28	7,745	8,007
	CBS Corp.	3.700%	6/1/28	16,616	17,608
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	53,594	59,228
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	27,597	28,492
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	6,941	7,373
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	28,230	31,824
	Comcast Corp.	3.375%	2/15/25	16,145	17,102
	Comcast Corp.	3.375%	8/15/25	34,674	36,855
	Comcast Corp.	3.950%	10/15/25	37,195	40,730
	Comcast Corp.	3.150%	3/1/26	26,794	28,198
	Comcast Corp.	2.350%	1/15/27	12,719	12,742
	Comcast Corp.	3.300%	2/1/27	26,129	27,781
	Comcast Corp.	3.150%	2/15/28	33,489	35,172
	Comcast Corp.	3.550%	5/1/28	250	271
	Comcast Corp.	4.150%	10/15/28	70,295	79,766
	Crown Castle International Corp.	3.200%	9/1/24	12,250	12,652
	Crown Castle International Corp.	4.450%	2/15/26	12,612	13,977
	Crown Castle International Corp.	3.700%	6/15/26	16,941	17,980
	Crown Castle International Corp.	4.000%	3/1/27	10,075	10,945
	Crown Castle International Corp.	3.650%	9/1/27	18,975	20,091
	Crown Castle International Corp.	3.800%	2/15/28	16,303	17,371
	Crown Castle International Corp.	4.300%	2/15/29	6,828	7,652
	Discovery Communications LLC	3.900%	11/15/24	7,500	7,926
	Discovery Communications LLC	3.450%	3/15/25	7,346	7,584
	Discovery Communications LLC	3.950%	6/15/25	6,713	7,068
	Discovery Communications LLC	4.900%	3/11/26	12,686	14,122
	Discovery Communications LLC	3.950%	3/20/28	30,600	32,123
	Discovery Communications LLC	4.125%	5/15/29	6,610	7,086
	Electronic Arts Inc.	4.800%	3/1/26	6,450	7,356
2	Fox Corp.	4.709%	1/25/29	32,245	37,361
	Grupo Televisa SAB	6.625%	3/18/25	7,500	8,795
	Grupo Televisa SAB	4.625%	1/30/26	5,715	6,139
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	11,849	13,456
	Moody’s Corp.	4.875%	2/15/24	9,215	10,206

51

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Moody’s Corp.	3.250%	1/15/28	1,375	1,445
	Moody’s Corp.	4.250%	2/1/29	1,400	1,588
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	12,288	12,985
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	19,909	21,101
	RELX Capital Inc.	4.000%	3/18/29	14,900	16,394
	Rogers Communications Inc.	3.625%	12/15/25	7,842	8,394
	Rogers Communications Inc.	2.900%	11/15/26	5,423	5,587
	S&P Global Inc.	4.000%	6/15/25	10,659	11,729
	S&P Global Inc.	4.400%	2/15/26	12,877	14,527
	S&P Global Inc.	2.950%	1/22/27	5,965	6,253
	TCI Communications Inc.	7.875%	2/15/26	3,231	4,253
	TCI Communications Inc.	7.125%	2/15/28	3,196	4,239
	Telefonica Emisiones SAU	4.103%	3/8/27	24,909	27,254
	TELUS Corp.	2.800%	2/16/27	15,585	15,806
	TELUS Corp.	3.700%	9/15/27	100	108
	Thomson Reuters Corp.	3.350%	5/15/26	10,980	11,420
	Verizon Communications Inc.	3.500%	11/1/24	22,539	23,992
	Verizon Communications Inc.	3.376%	2/15/25	43,573	46,271
	Verizon Communications Inc.	2.625%	8/15/26	32,037	32,819
	Verizon Communications Inc.	4.125%	3/16/27	38,909	43,369
	Verizon Communications Inc.	4.329%	9/21/28	77,463	88,997
2	Verizon Communications Inc.	4.016%	12/3/29	9,000	10,169
	Vodafone Group plc	4.125%	5/30/25	25,448	27,629
	Vodafone Group plc	4.375%	5/30/28	44,265	49,663
1	Vodafone Group plc	7.000%	4/4/79	7,840	9,005
2	Walt Disney Co.	3.700%	9/15/24	9,001	9,695
	Walt Disney Co.	3.150%	9/17/25	19,953	21,418
2	Walt Disney Co.	3.700%	10/15/25	6,284	6,825
	Walt Disney Co.	3.000%	2/13/26	15,599	16,517
	Walt Disney Co.	1.850%	7/30/26	19,622	19,334
2	Walt Disney Co.	3.375%	11/15/26	10,213	11,068
	WPP Finance 2010	3.750%	9/19/24	11,141	11,647
	Consumer Cyclical (7.3%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	32,510	34,322
	Alibaba Group Holding Ltd.	3.400%	12/6/27	35,610	37,310
	Amazon.com Inc.	3.800%	12/5/24	19,554	21,335
	Amazon.com Inc.	5.200%	12/3/25	18,960	22,484
	Amazon.com Inc.	3.150%	8/22/27	40,071	43,093
	American Honda Finance Corp.	2.300%	9/9/26	3,638	3,647
	American Honda Finance Corp.	3.500%	2/15/28	12,865	13,984
	Aptiv plc	4.250%	1/15/26	9,040	9,674
	Aptiv plc	4.350%	3/15/29	5,300	5,812
	Automatic Data Processing Inc.	3.375%	9/15/25	15,469	16,665
	AutoNation Inc.	3.500%	11/15/24	7,542	7,689
	AutoNation Inc.	4.500%	10/1/25	7,490	7,968
	AutoNation Inc.	3.800%	11/15/27	3,804	3,865
	AutoZone Inc.	3.250%	4/15/25	6,976	7,242
	AutoZone Inc.	3.125%	4/21/26	5,638	5,872
	AutoZone Inc.	3.750%	6/1/27	9,583	10,319
	AutoZone Inc.	3.750%	4/18/29	7,900	8,529
	Best Buy Co. Inc.	4.450%	10/1/28	7,790	8,499
	Block Financial LLC	5.250%	10/1/25	5,657	6,143
	Booking Holdings Inc.	3.650%	3/15/25	9,503	10,151
	Booking Holdings Inc.	3.600%	6/1/26	17,806	19,084
	Booking Holdings Inc.	3.550%	3/15/28	6,461	6,969
	BorgWarner Inc.	3.375%	3/15/25	6,898	7,217
	Costco Wholesale Corp.	3.000%	5/18/27	13,330	14,158
	Darden Restaurants Inc.	3.850%	5/1/27	7,511	8,021
	Dollar General Corp.	4.150%	11/1/25	7,719	8,417
	Dollar General Corp.	3.875%	4/15/27	10,811	11,670
	Dollar General Corp.	4.125%	5/1/28	8,148	9,010
	Dollar Tree Inc.	4.000%	5/15/25	15,595	16,456
	Dollar Tree Inc.	4.200%	5/15/28	19,675	20,972

52

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
eBay Inc.	3.450%	8/1/24	1,940	2,037
eBay Inc.	3.600%	6/5/27	5,294	5,588
Expedia Group Inc.	5.000%	2/15/26	13,508	15,317
Expedia Group Inc.	3.800%	2/15/28	20,295	21,506
Ford Motor Co.	4.346%	12/8/26	22,363	22,974
Ford Motor Co.	6.625%	10/1/28	14,966	16,956
Ford Motor Credit Co. LLC	3.664%	9/8/24	7,377	7,350
Ford Motor Credit Co. LLC	4.687%	6/9/25	10,840	11,203
Ford Motor Credit Co. LLC	4.134%	8/4/25	21,462	21,623
Ford Motor Credit Co. LLC	4.389%	1/8/26	19,424	19,754
Ford Motor Credit Co. LLC	4.542%	8/1/26	3,000	3,054
Ford Motor Credit Co. LLC	3.815%	11/2/27	15,177	14,703
Ford Motor Credit Co. LLC	5.113%	5/3/29	18,465	19,042
General Motors Co.	4.000%	4/1/25	5,346	5,508
General Motors Co.	4.200%	10/1/27	12,687	13,062
General Motors Co.	5.000%	10/1/28	7,645	8,221
General Motors Financial Co. Inc.	3.500%	11/7/24	4,477	4,525
General Motors Financial Co. Inc.	4.000%	1/15/25	8,560	8,801
General Motors Financial Co. Inc.	4.350%	4/9/25	12,111	12,674
General Motors Financial Co. Inc.	4.300%	7/13/25	13,961	14,577
General Motors Financial Co. Inc.	5.250%	3/1/26	16,896	18,460
General Motors Financial Co. Inc.	4.000%	10/6/26	17,505	17,906
General Motors Financial Co. Inc.	4.350%	1/17/27	30,769	32,070
General Motors Financial Co. Inc.	3.850%	1/5/28	6,355	6,366
General Motors Financial Co. Inc.	5.650%	1/17/29	12,100	13,496
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	1,000	1,008
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	14,495	15,818
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	13,239	14,546
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	7,585	8,618
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	12,900	14,335
Harley-Davidson Inc.	3.500%	7/28/25	9,200	9,625
Harman International Industries Inc.	4.150%	5/15/25	6,145	6,563
Home Depot Inc.	3.350%	9/15/25	23,776	25,499
Home Depot Inc.	3.000%	4/1/26	14,768	15,642
Home Depot Inc.	2.125%	9/15/26	20,104	20,150
Home Depot Inc.	2.800%	9/14/27	13,868	14,524
Home Depot Inc.	3.900%	12/6/28	15,843	17,992
Home Depot Inc.	2.950%	6/15/29	4,000	4,224
Hyatt Hotels Corp.	4.850%	3/15/26	5,877	6,534
Hyatt Hotels Corp.	4.375%	9/15/28	6,200	6,839
IHS Markit Ltd.	4.750%	8/1/28	10,575	11,897
IHS Markit Ltd.	4.250%	5/1/29	10,516	11,370
JD.com Inc.	3.875%	4/29/26	8,025	8,313
Kohl’s Corp.	4.750%	12/15/23	836	901
Kohl’s Corp.	4.250%	7/17/25	9,217	9,692
Las Vegas Sands Corp.	3.500%	8/18/26	15,500	15,769
Las Vegas Sands Corp.	3.900%	8/8/29	11,385	11,735
Lear Corp.	5.250%	1/15/25	11,053	11,409
Lear Corp.	3.800%	9/15/27	11,186	11,272
Lear Corp.	4.250%	5/15/29	6,875	7,107
Lowe’s Cos. Inc.	3.125%	9/15/24	4,503	4,681
Lowe’s Cos. Inc.	3.375%	9/15/25	14,172	14,956
Lowe’s Cos. Inc.	2.500%	4/15/26	18,769	18,916
Lowe’s Cos. Inc.	3.100%	5/3/27	21,312	22,216
Lowe’s Cos. Inc.	6.500%	3/15/29	952	1,235
Lowe’s Cos. Inc.	3.650%	4/5/29	25,606	27,779
Magna International Inc.	4.150%	10/1/25	10,037	10,883
Marriott International Inc.	3.750%	3/15/25	8,852	9,337
Marriott International Inc.	3.750%	10/1/25	3,465	3,675
Marriott International Inc.	3.125%	6/15/26	13,848	14,176
Marriott International Inc.	4.000%	4/15/28	5,975	6,484
Marriott International Inc.	4.650%	12/1/28	1,053	1,209
Mastercard Inc.	2.950%	11/21/26	12,825	13,548
Mastercard Inc.	3.500%	2/26/28	14,002	15,418

53

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Mastercard Inc.	2.950%	6/1/29	15,870	16,974
McDonald’s Corp.	2.625%	1/15/22	—	—
McDonald’s Corp.	3.375%	5/26/25	16,598	17,648
McDonald’s Corp.	3.700%	1/30/26	20,243	21,926
McDonald’s Corp.	3.500%	3/1/27	15,104	16,264
McDonald’s Corp.	3.800%	4/1/28	11,474	12,697
McDonald’s Corp.	2.625%	9/1/29	5,000	5,051
NIKE Inc.	2.375%	11/1/26	21,144	21,752
Nordstrom Inc.	4.000%	3/15/27	7,720	7,866
Nordstrom Inc.	6.950%	3/15/28	2,615	3,065
O’Reilly Automotive Inc.	3.550%	3/15/26	6,554	6,924
O’Reilly Automotive Inc.	3.600%	9/1/27	12,929	13,728
O’Reilly Automotive Inc.	4.350%	6/1/28	12,890	14,432
QVC Inc.	4.450%	2/15/25	8,963	9,286
Ralph Lauren Corp.	3.750%	9/15/25	6,275	6,736
Royal Caribbean Cruises Ltd.	7.500%	10/15/27	2,177	2,765
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	6,210	6,427
Sands China Ltd.	5.125%	8/8/25	27,800	30,754
Sands China Ltd.	5.400%	8/8/28	28,340	32,556
Starbucks Corp.	3.800%	8/15/25	24,377	26,397
Starbucks Corp.	2.450%	6/15/26	9,054	9,159
Starbucks Corp.	3.500%	3/1/28	4,953	5,358
Starbucks Corp.	4.000%	11/15/28	7,585	8,557
Starbucks Corp.	3.550%	8/15/29	5,725	6,248
Tapestry Inc.	4.250%	4/1/25	8,494	8,810
Tapestry Inc.	4.125%	7/15/27	10,040	10,334
Target Corp.	2.500%	4/15/26	12,678	13,069
Target Corp.	3.375%	4/15/29	15,578	17,079
TJX Cos. Inc.	2.250%	9/15/26	21,743	21,851
Toyota Motor Corp.	3.669%	7/20/28	9,450	10,581
Toyota Motor Corp.	2.760%	7/2/29	8,350	8,739
Toyota Motor Credit Corp.	3.400%	4/14/25	10,630	11,436
Toyota Motor Credit Corp.	3.200%	1/11/27	5,470	5,898
Toyota Motor Credit Corp.	3.050%	1/11/28	8,325	8,899
Toyota Motor Credit Corp.	3.650%	1/8/29	7,635	8,586
Visa Inc.	3.150%	12/14/25	59,410	63,565
Visa Inc.	2.750%	9/15/27	7,766	8,181
Walgreens Boots Alliance Inc.	3.800%	11/18/24	29,723	31,504
Walgreens Boots Alliance Inc.	3.450%	6/1/26	25,507	26,395
Walmart Inc.	2.550%	4/11/23	—	—
Walmart Inc.	3.300%	4/22/24	—	—
Walmart Inc.	2.650%	12/15/24	18,560	19,240
Walmart Inc.	3.550%	6/26/25	28,432	30,871
Walmart Inc.	3.050%	7/8/26	12,800	13,689
Walmart Inc.	5.875%	4/5/27	6,051	7,680
Walmart Inc.	3.700%	6/26/28	40,955	46,006
Walmart Inc.	3.250%	7/8/29	13,650	14,942
Consumer Noncyclical (15.2%)
Abbott Laboratories	2.950%	3/15/25	6,843	7,134
Abbott Laboratories	3.875%	9/15/25	11,560	12,643
Abbott Laboratories	3.750%	11/30/26	30,776	33,857
AbbVie Inc.	3.600%	5/14/25	62,596	65,386
AbbVie Inc.	3.200%	5/14/26	32,340	33,076
AbbVie Inc.	4.250%	11/14/28	18,726	20,348
Advocate Health & Hospitals Corp.	3.829%	8/15/28	4,125	4,615
Agilent Technologies Inc.	3.050%	9/22/26	5,054	5,100
Ahold Finance USA LLC	6.875%	5/1/29	4,276	5,583
Allergan Funding SCS	3.800%	3/15/25	41,302	43,458
Altria Group Inc.	4.400%	2/14/26	23,385	25,661
Altria Group Inc.	2.625%	9/16/26	7,642	7,614
Altria Group Inc.	4.800%	2/14/29	42,030	47,607
AmerisourceBergen Corp.	3.250%	3/1/25	8,416	8,684
AmerisourceBergen Corp.	3.450%	12/15/27	10,382	10,819

54

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Amgen Inc.	3.125%	5/1/25	13,614	14,197
	Amgen Inc.	2.600%	8/19/26	22,709	22,935
	Amgen Inc.	3.200%	11/2/27	13,997	14,757
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	73,119	78,591
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,719	2,923
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	44,947	49,211
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	35,851	39,748
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	67,717	78,989
	Archer-Daniels-Midland Co.	2.500%	8/11/26	15,637	16,041
	AstraZeneca plc	3.375%	11/16/25	32,128	34,043
	AstraZeneca plc	3.125%	6/12/27	14,120	14,842
	AstraZeneca plc	4.000%	1/17/29	8,125	9,110
	BAT Capital Corp.	3.557%	8/15/27	56,271	57,678
	Baxalta Inc.	4.000%	6/23/25	17,603	19,051
	Baxter International Inc.	2.600%	8/15/26	7,659	7,800
	Becton Dickinson & Co.	3.875%	5/15/24	3,500	3,675
	Becton Dickinson & Co.	3.734%	12/15/24	16,644	17,709
	Becton Dickinson & Co.	3.700%	6/6/27	30,428	32,729
	Bestfoods	7.250%	12/15/26	519	692
	Biogen Inc.	4.050%	9/15/25	26,338	28,586
	Boston Scientific Corp.	3.850%	5/15/25	15,556	16,758
	Boston Scientific Corp.	3.750%	3/1/26	3,684	3,953
	Boston Scientific Corp.	4.000%	3/1/28	17,958	19,741
	Boston Scientific Corp.	4.000%	3/1/29	16,069	17,927
2	Bristol-Myers Squibb Co.	3.200%	6/15/26	31,505	33,342
	Bristol-Myers Squibb Co.	3.250%	2/27/27	900	959
2	Bristol-Myers Squibb Co.	3.400%	7/26/29	62,925	67,974
	Brown-Forman Corp.	3.500%	4/15/25	4,925	5,295
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	11,110	11,081
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	10,051	10,367
	Campbell Soup Co.	3.950%	3/15/25	15,850	16,778
	Campbell Soup Co.	3.300%	3/19/25	5,836	5,975
	Campbell Soup Co.	4.150%	3/15/28	11,413	12,307
	Cardinal Health Inc.	3.500%	11/15/24	5,847	6,034
	Cardinal Health Inc.	3.750%	9/15/25	7,062	7,360
	Cardinal Health Inc.	3.410%	6/15/27	22,395	22,682
	Celgene Corp.	3.625%	5/15/24	18,475	19,673
	Celgene Corp.	3.875%	8/15/25	31,641	34,240
	Celgene Corp.	3.450%	11/15/27	16,114	17,318
	Celgene Corp.	3.900%	2/20/28	28,378	31,510
	CHRISTUS Health	4.341%	7/1/28	4,625	5,307
	Church & Dwight Co. Inc.	3.150%	8/1/27	6,595	6,863
	Cigna Corp.	4.125%	11/15/25	37,425	40,169
	Cigna Corp.	4.375%	10/15/28	48,350	53,803
	Clorox Co.	3.500%	12/15/24	7,428	7,970
	Clorox Co.	3.100%	10/1/27	5,722	6,057
	Clorox Co.	3.900%	5/15/28	7,895	8,873
	Coca-Cola Co.	2.875%	10/27/25	17,447	18,359
	Coca-Cola Co.	2.550%	6/1/26	13,920	14,438
	Coca-Cola Co.	2.250%	9/1/26	19,636	20,007
	Coca-Cola Co.	2.900%	5/25/27	5,269	5,620
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	5,242	5,620
	CommonSpirit Health	2.760%	10/1/24	6,800	6,914
	CommonSpirit Health	3.347%	10/1/29	10,725	11,041
	Conagra Brands Inc.	4.600%	11/1/25	16,571	18,288
	Conagra Brands Inc.	7.000%	10/1/28	5,408	6,892
	Conagra Brands Inc.	4.850%	11/1/28	24,389	27,879
	Constellation Brands Inc.	4.750%	11/15/24	4,909	5,446
	Constellation Brands Inc.	4.400%	11/15/25	7,545	8,353
	Constellation Brands Inc.	4.750%	12/1/25	5,805	6,544
	Constellation Brands Inc.	3.700%	12/6/26	6,972	7,483
	Constellation Brands Inc.	3.500%	5/9/27	9,980	10,525
	Constellation Brands Inc.	3.600%	2/15/28	7,635	8,114

55

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Constellation Brands Inc.	4.650%	11/15/28	5,225	5,993
Constellation Brands Inc.	3.150%	8/1/29	12,115	12,501
Covidien International Finance SA	2.950%	6/15/23	—	—
CVS Health Corp.	4.100%	3/25/25	74,661	79,886
CVS Health Corp.	3.875%	7/20/25	45,743	48,416
CVS Health Corp.	2.875%	6/1/26	37,789	38,025
CVS Health Corp.	3.000%	8/15/26	7,234	7,305
CVS Health Corp.	6.250%	6/1/27	1,610	1,931
CVS Health Corp.	4.300%	3/25/28	132,252	144,021
CVS Health Corp.	3.250%	8/15/29	22,940	23,243
Danaher Corp.	3.350%	9/15/25	7,440	7,949
Delhaize America LLC	9.000%	4/15/31	350	524
Diageo Capital plc	3.875%	5/18/28	7,225	8,124
Edwards Lifesciences Corp.	4.300%	6/15/28	8,287	9,331
Eli Lilly & Co.	2.750%	6/1/25	9,343	9,715
Eli Lilly & Co.	5.500%	3/15/27	1,059	1,301
Eli Lilly & Co.	3.100%	5/15/27	10,275	11,024
Eli Lilly & Co.	3.375%	3/15/29	25,083	27,609
Estee Lauder Cos. Inc.	3.150%	3/15/27	7,847	8,428
Express Scripts Holding Co.	4.500%	2/25/26	24,347	26,889
Express Scripts Holding Co.	3.400%	3/1/27	28,296	29,505
Flowers Foods Inc.	3.500%	10/1/26	5,235	5,427
General Mills Inc.	4.000%	4/17/25	13,061	14,078
General Mills Inc.	3.200%	2/10/27	15,114	15,991
General Mills Inc.	4.200%	4/17/28	13,374	15,033
Gilead Sciences Inc.	3.500%	2/1/25	31,860	33,835
Gilead Sciences Inc.	3.650%	3/1/26	39,306	42,137
Gilead Sciences Inc.	2.950%	3/1/27	22,986	23,898
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	22,205	23,903
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	22,174	24,824
GlaxoSmithKline Capital plc	3.375%	6/1/29	9,525	10,349
Hasbro Inc.	3.500%	9/15/27	7,316	7,389
HCA Inc.	5.250%	4/15/25	12,655	14,110
HCA Inc.	5.250%	6/15/26	24,026	26,999
HCA Inc.	4.500%	2/15/27	19,371	20,911
HCA Inc.	4.125%	6/15/29	34,215	36,439
Hershey Co.	3.200%	8/21/25	5,810	6,207
Hershey Co.	2.300%	8/15/26	7,701	7,820
Hershey Co.	7.200%	8/15/27	146	198
Ingredion Inc.	3.200%	10/1/26	7,582	7,779
JM Smucker Co.	3.500%	3/15/25	15,341	16,105
JM Smucker Co.	3.375%	12/15/27	4,060	4,323
Johnson & Johnson	2.625%	1/15/25	12,799	13,286
Johnson & Johnson	2.450%	3/1/26	31,947	32,979
Johnson & Johnson	2.950%	3/3/27	23,907	25,378
Johnson & Johnson	2.900%	1/15/28	13,718	14,530
Johnson & Johnson	6.950%	9/1/29	500	709
Kaiser Foundation Hospitals	3.150%	5/1/27	9,227	9,855
Kellogg Co.	3.250%	4/1/26	10,388	10,889
Kellogg Co.	3.400%	11/15/27	16,023	16,916
Kellogg Co.	4.300%	5/15/28	4,375	4,935
Keurig Dr Pepper Inc.	4.417%	5/25/25	14,732	16,114
Keurig Dr Pepper Inc.	3.400%	11/15/25	3,024	3,149
Keurig Dr Pepper Inc.	2.550%	9/15/26	7,369	7,187
Keurig Dr Pepper Inc.	3.430%	6/15/27	8,181	8,500
Keurig Dr Pepper Inc.	4.597%	5/25/28	31,365	35,420
Kimberly-Clark Corp.	3.050%	8/15/25	5,090	5,394
Kimberly-Clark Corp.	2.750%	2/15/26	12,137	12,666
Kimberly-Clark Corp.	3.950%	11/1/28	7,690	8,799
Kimberly-Clark Corp.	3.200%	4/25/29	6,775	7,423
Kraft Heinz Foods Co.	3.950%	7/15/25	31,836	33,109
Kraft Heinz Foods Co.	3.000%	6/1/26	30,384	29,877
Kraft Heinz Foods Co.	4.625%	1/30/29	15,664	16,926
Kroger Co.	3.500%	2/1/26	6,924	7,255

56

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Kroger Co.	2.650%	10/15/26	6,191	6,118
	Kroger Co.	3.700%	8/1/27	8,027	8,521
	Kroger Co.	4.500%	1/15/29	5,700	6,436
	Kroger Co.	7.700%	6/1/29	3,705	4,844
	Laboratory Corp. of America Holdings	3.250%	9/1/24	8,159	8,466
	Laboratory Corp. of America Holdings	3.600%	2/1/25	16,057	16,886
	Laboratory Corp. of America Holdings	3.600%	9/1/27	10,505	11,161
	McCormick & Co. Inc.	3.400%	8/15/27	11,971	12,723
	McKesson Corp.	3.950%	2/16/28	10,043	10,716
	McKesson Corp.	4.750%	5/30/29	5,666	6,451
	Mead Johnson Nutrition Co.	4.125%	11/15/25	15,315	16,854
	Medtronic Inc.	3.500%	3/15/25	26,823	28,887
	Merck & Co. Inc.	2.750%	2/10/25	35,733	37,155
	Merck & Co. Inc.	3.400%	3/7/29	29,785	32,784
	Mercy Health	4.302%	7/1/28	3,770	4,299
	Molson Coors Brewing Co.	3.000%	7/15/26	31,889	32,277
	Mondelez International Inc.	3.625%	2/13/26	11,650	12,557
	Mondelez International Inc.	4.125%	5/7/28	1,500	1,683
	Mylan Inc.	4.550%	4/15/28	11,334	12,182
	Mylan NV	3.950%	6/15/26	35,125	36,502
	Newell Brands Inc.	4.200%	4/1/26	30,751	31,890
	Novartis Capital Corp.	3.000%	11/20/25	28,402	30,113
	Novartis Capital Corp.	3.100%	5/17/27	17,378	18,690
	PepsiCo Inc.	2.750%	4/30/25	17,442	18,249
	PepsiCo Inc.	3.500%	7/17/25	11,704	12,662
	PepsiCo Inc.	2.850%	2/24/26	11,323	11,897
	PepsiCo Inc.	2.375%	10/6/26	20,225	20,694
	PepsiCo Inc.	3.000%	10/15/27	28,992	31,096
	PepsiCo Inc.	2.625%	7/29/29	14,650	15,182
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	9,697	9,931
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	11,112	11,429
	Pfizer Inc.	2.750%	6/3/26	19,505	20,335
	Pfizer Inc.	3.000%	12/15/26	27,725	29,329
	Pfizer Inc.	3.600%	9/15/28	6,725	7,379
	Pfizer Inc.	3.450%	3/15/29	25,115	27,469
	Pharmacia LLC	6.600%	12/1/28	13,605	18,335
	Philip Morris International Inc.	3.250%	11/10/24	11,033	11,549
	Philip Morris International Inc.	3.375%	8/11/25	7,936	8,361
	Philip Morris International Inc.	2.750%	2/25/26	13,820	14,088
	Philip Morris International Inc.	3.125%	8/17/27	4,070	4,237
	Philip Morris International Inc.	3.125%	3/2/28	7,170	7,407
	Philip Morris International Inc.	3.375%	8/15/29	6,490	6,811
	Procter & Gamble Co.	2.700%	2/2/26	9,680	10,131
	Procter & Gamble Co.	2.450%	11/3/26	13,290	13,738
	Procter & Gamble Co.	2.850%	8/11/27	11,995	12,760
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	3,512	3,604
	Quest Diagnostics Inc.	3.500%	3/30/25	7,630	8,012
	Quest Diagnostics Inc.	3.450%	6/1/26	11,898	12,600
	Quest Diagnostics Inc.	4.200%	6/30/29	7,975	8,875
	Reynolds American Inc.	4.450%	6/12/25	30,940	33,421
	Sanofi	3.625%	6/19/28	6,793	7,629
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	40,528	42,037
	SSM Health Care Corp.	3.823%	6/1/27	5,308	5,833
	Stryker Corp.	3.375%	11/1/25	15,795	16,823
	Stryker Corp.	3.500%	3/15/26	12,346	13,253
	Stryker Corp.	3.650%	3/7/28	10,791	11,847
	Sutter Health	3.695%	8/15/28	5,275	5,841
	Sysco Corp.	3.550%	3/15/25	7,933	8,403
	Sysco Corp.	3.750%	10/1/25	11,698	12,529
	Sysco Corp.	3.300%	7/15/26	9,466	9,939
	Sysco Corp.	3.250%	7/15/27	16,145	16,949
2	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	31,915	37,704
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	9,350	10,099
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	21,150	21,872

57

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Thermo Fisher Scientific Inc.	3.200%	8/15/27	5,881	6,188
Toledo Hospital	5.325%	11/15/28	4,575	5,211
Tyson Foods Inc.	4.000%	3/1/26	10,305	11,212
Tyson Foods Inc.	3.550%	6/2/27	20,880	22,352
Tyson Foods Inc.	4.350%	3/1/29	21,055	24,026
Unilever Capital Corp.	3.375%	3/22/25	6,400	6,842
Unilever Capital Corp.	3.100%	7/30/25	8,424	8,927
Unilever Capital Corp.	2.000%	7/28/26	17,836	17,771
Unilever Capital Corp.	2.900%	5/5/27	16,445	17,392
Unilever Capital Corp.	3.500%	3/22/28	11,960	13,219
Whirlpool Corp.	3.700%	5/1/25	4,650	4,883
Whirlpool Corp.	4.750%	2/26/29	10,820	12,152
Whole Foods Market Inc.	5.200%	12/3/25	180	213
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	25,371	26,701
Zoetis Inc.	4.500%	11/13/25	10,488	11,663
Zoetis Inc.	3.000%	9/12/27	13,382	13,864
Zoetis Inc.	3.900%	8/20/28	10,037	11,133
Energy (8.4%)
Anadarko Petroleum Corp.	5.550%	3/15/26	18,780	21,316
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	11,070	11,646
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	11,921	12,636
Apache Corp.	4.375%	10/15/28	15,000	15,395
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	16,120	16,529
Boardwalk Pipelines LP	4.950%	12/15/24	7,848	8,429
Boardwalk Pipelines LP	5.950%	6/1/26	7,230	8,147
Boardwalk Pipelines LP	4.450%	7/15/27	8,380	8,718
Boardwalk Pipelines LP	4.800%	5/3/29	9,100	9,541
BP Capital Markets America Inc.	3.796%	9/21/25	11,600	12,541
BP Capital Markets America Inc.	3.410%	2/11/26	9,770	10,393
BP Capital Markets America Inc.	3.119%	5/4/26	20,305	21,292
BP Capital Markets America Inc.	3.017%	1/16/27	15,294	15,931
BP Capital Markets America Inc.	3.588%	4/14/27	8,900	9,583
BP Capital Markets America Inc.	3.937%	9/21/28	16,548	18,421
BP Capital Markets America Inc.	4.234%	11/6/28	30,452	34,741
BP Capital Markets plc	2.500%	11/6/22	—	—
BP Capital Markets plc	3.535%	11/4/24	15,040	16,007
BP Capital Markets plc	3.506%	3/17/25	15,163	16,149
BP Capital Markets plc	3.279%	9/19/27	24,504	25,906
BP Capital Markets plc	3.723%	11/28/28	8,255	9,064
Buckeye Partners LP	4.350%	10/15/24	3,307	3,193
Buckeye Partners LP	3.950%	12/1/26	5,967	5,279
Buckeye Partners LP	4.125%	12/1/27	4,480	3,937
Canadian Natural Resources Ltd.	3.900%	2/1/25	8,667	9,085
Canadian Natural Resources Ltd.	3.850%	6/1/27	20,030	21,170
Cenovus Energy Inc.	4.250%	4/15/27	15,447	16,123
Chevron Corp.	3.326%	11/17/25	15,369	16,574
Chevron Corp.	2.954%	5/16/26	32,850	34,701
Cimarex Energy Co.	3.900%	5/15/27	6,847	7,003
Cimarex Energy Co.	4.375%	3/15/29	7,975	8,411
Columbia Pipeline Group Inc.	4.500%	6/1/25	16,975	18,386
Concho Resources Inc.	4.375%	1/15/25	7,769	8,060
Concho Resources Inc.	3.750%	10/1/27	12,485	12,999
Concho Resources Inc.	4.300%	8/15/28	17,463	18,947
ConocoPhillips Co.	3.350%	11/15/24	6,623	6,989
ConocoPhillips Co.	3.350%	5/15/25	1,388	1,465
ConocoPhillips Co.	4.950%	3/15/26	20,264	23,557
ConocoPhillips Holding Co.	6.950%	4/15/29	22,947	31,602
Continental Resources Inc.	4.375%	1/15/28	13,065	13,441
Devon Energy Corp.	5.850%	12/15/25	8,706	10,412
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	4,800	5,114
Enable Midstream Partners LP	4.400%	3/15/27	10,120	10,340
Enable Midstream Partners LP	4.950%	5/15/28	9,694	10,284

58

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Enbridge Energy Partners LP	5.875%	10/15/25	4,944	5,755
	Enbridge Inc.	4.250%	12/1/26	14,880	16,419
	Enbridge Inc.	3.700%	7/15/27	11,064	11,795
	Energy Transfer Operating LP	4.050%	3/15/25	9,796	10,340
	Energy Transfer Operating LP	4.750%	1/15/26	4,548	4,986
	Energy Transfer Operating LP	4.200%	4/15/27	10,419	11,066
	Energy Transfer Operating LP	5.500%	6/1/27	13,008	14,809
	Energy Transfer Operating LP	5.250%	4/15/29	21,815	24,940
	Energy Transfer Partners LP	4.950%	6/15/28	18,816	21,021
2	Eni SPA	4.250%	5/9/29	5,000	5,487
	Eni USA Inc.	7.300%	11/15/27	1,000	1,298
	Enterprise Products Operating LLC	3.750%	2/15/25	19,203	20,563
	Enterprise Products Operating LLC	3.700%	2/15/26	14,519	15,605
	Enterprise Products Operating LLC	3.950%	2/15/27	6,646	7,245
	Enterprise Products Operating LLC	4.150%	10/16/28	8,698	9,659
	Enterprise Products Operating LLC	3.125%	7/31/29	26,200	27,145
1	Enterprise Products Operating LLC	5.250%	8/16/77	11,500	11,169
1	Enterprise Products Operating LLC	5.375%	2/15/78	12,400	12,084
	EOG Resources Inc.	3.150%	4/1/25	4,841	5,087
	EOG Resources Inc.	4.150%	1/15/26	14,011	15,625
	EQM Midstream Partners LP	4.000%	8/1/24	3,000	2,948
	EQM Midstream Partners LP	4.125%	12/1/26	7,380	6,920
	EQM Midstream Partners LP	5.500%	7/15/28	15,055	15,198
	EQT Corp.	3.900%	10/1/27	17,452	15,181
	Exxon Mobil Corp.	2.709%	3/6/25	20,669	21,453
	Exxon Mobil Corp.	3.043%	3/1/26	40,821	43,211
	Exxon Mobil Corp.	2.275%	8/16/26	19,400	19,635
	Exxon Mobil Corp.	2.440%	8/16/29	4,900	5,014
	Halliburton Co.	3.800%	11/15/25	32,598	34,523
	Helmerich & Payne Inc.	4.650%	3/15/25	6,700	7,293
	Hess Corp.	4.300%	4/1/27	15,125	15,801
	HollyFrontier Corp.	5.875%	4/1/26	15,916	17,724
	Husky Energy Inc.	4.400%	4/15/29	12,891	13,677
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	15,495	16,647
	Kinder Morgan Inc.	4.300%	6/1/25	23,527	25,268
	Kinder Morgan Inc.	4.300%	3/1/28	14,837	16,254
	Magellan Midstream Partners LP	5.000%	3/1/26	10,175	11,547
	Marathon Oil Corp.	3.850%	6/1/25	21,112	22,089
	Marathon Oil Corp.	4.400%	7/15/27	10,265	11,064
	Marathon Petroleum Corp.	5.125%	4/1/24	2,000	2,047
	Marathon Petroleum Corp.	3.625%	9/15/24	5,534	5,846
	Marathon Petroleum Corp.	5.125%	12/15/26	8,445	9,453
	Marathon Petroleum Corp.	3.800%	4/1/28	12,500	12,945
	MPLX LP	4.875%	12/1/24	18,099	19,869
	MPLX LP	4.000%	2/15/25	12,587	13,253
	MPLX LP	4.875%	6/1/25	10,926	12,064
	MPLX LP	4.125%	3/1/27	21,255	22,339
	MPLX LP	4.000%	3/15/28	18,379	19,232
	MPLX LP	4.800%	2/15/29	12,826	14,245
	National Fuel Gas Co.	5.200%	7/15/25	7,300	8,011
	National Fuel Gas Co.	3.950%	9/15/27	7,305	7,503
	National Fuel Gas Co.	4.750%	9/1/28	2,690	2,900
	Newfield Exploration Co.	5.375%	1/1/26	13,225	14,531
	Noble Energy Inc.	3.900%	11/15/24	6,741	7,065
	Noble Energy Inc.	3.850%	1/15/28	10,680	11,122
	Occidental Petroleum Corp.	3.500%	6/15/25	9,533	9,806
	Occidental Petroleum Corp.	3.400%	4/15/26	25,398	25,790
	Occidental Petroleum Corp.	3.200%	8/15/26	15,500	15,638
	Occidental Petroleum Corp.	3.500%	8/15/29	22,500	22,918
	ONEOK Inc.	2.750%	9/1/24	5,000	5,036
	ONEOK Inc.	4.000%	7/13/27	11,328	11,915
	ONEOK Inc.	4.550%	7/15/28	8,050	8,775
	ONEOK Inc.	4.350%	3/15/29	11,660	12,602
	ONEOK Partners LP	4.900%	3/15/25	8,434	9,260

59

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Patterson-UTI Energy Inc.	3.950%	2/1/28	9,700	9,666
	Phillips 66	3.900%	3/15/28	11,276	12,239
	Phillips 66 Partners LP	3.605%	2/15/25	8,234	8,547
	Phillips 66 Partners LP	3.550%	10/1/26	7,500	7,824
	Phillips 66 Partners LP	3.750%	3/1/28	5,814	6,064
	Pioneer Natural Resources Co.	4.450%	1/15/26	8,023	8,814
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	11,839	12,222
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	16,071	17,233
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	12,323	13,212
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	21,192	23,788
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	27,683	31,801
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	22,565	24,889
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	26,997	28,617
	Shell International Finance BV	3.250%	5/11/25	35,308	37,494
	Shell International Finance BV	2.875%	5/10/26	28,716	30,046
	Shell International Finance BV	2.500%	9/12/26	19,435	19,915
	Shell International Finance BV	3.875%	11/13/28	23,250	26,310
	Spectra Energy Partners LP	3.500%	3/15/25	6,327	6,606
	Spectra Energy Partners LP	3.375%	10/15/26	11,382	11,824
	Suncor Energy Inc.	3.600%	12/1/24	8,750	9,209
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	11,267	12,934
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	6,450	6,734
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	21,538	22,691
	TC PipeLines LP	4.375%	3/13/25	2,975	3,165
	TC PipeLines LP	3.900%	5/25/27	10,360	10,857
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	2,950	3,666
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	5,985	7,667
	Total Capital International SA	3.750%	4/10/24	—	—
	Total Capital International SA	2.434%	1/10/25	6,000	6,107
	Total Capital International SA	3.455%	2/19/29	22,015	24,040
	Total Capital International SA	2.829%	1/10/30	5,000	5,173
	Total Capital SA	3.883%	10/11/28	16,030	18,074
	TransCanada PipeLines Ltd.	4.875%	1/15/26	20,278	22,816
	TransCanada PipeLines Ltd.	4.250%	5/15/28	10,075	11,213
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	17,985	23,055
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	4,114	4,399
	Valero Energy Corp.	3.650%	3/15/25	9,466	9,992
	Valero Energy Corp.	3.400%	9/15/26	19,861	20,528
	Valero Energy Corp.	4.350%	6/1/28	11,019	12,005
	Valero Energy Corp.	4.000%	4/1/29	14,801	15,759
	Valero Energy Partners LP	4.375%	12/15/26	10,070	10,901
	Valero Energy Partners LP	4.500%	3/15/28	6,703	7,370
	Western Midstream Operating LP	3.950%	6/1/25	7,731	7,656
	Western Midstream Operating LP	4.650%	7/1/26	7,475	7,572
	Western Midstream Operating LP	4.500%	3/1/28	3,801	3,789
	Western Midstream Operating LP	4.750%	8/15/28	5,786	5,853
	Williams Cos. Inc.	3.900%	1/15/25	15,867	16,685
	Williams Cos. Inc.	4.000%	9/15/25	12,195	12,962
	Williams Cos. Inc.	3.750%	6/15/27	22,617	23,571
	Other Industrial (0.2%)
	CBRE Services Inc.	5.250%	3/15/25	6,245	6,998
	CBRE Services Inc.	4.875%	3/1/26	9,420	10,555
	Cintas Corp. No 2	3.700%	4/1/27	15,650	17,142
	Fluor Corp.	3.500%	12/15/24	7,300	7,396
	Fluor Corp.	4.250%	9/15/28	9,765	9,960
	Steelcase Inc.	5.125%	1/18/29	7,075	8,051
	Technology (8.9%)
3	Adobe Inc.	3.250%	2/1/25	16,284	17,249
	Alphabet Inc.	1.998%	8/15/26	26,126	26,340
	Amphenol Corp.	4.350%	6/1/29	1,250	1,405
	Analog Devices Inc.	3.900%	12/15/25	10,868	11,749
	Analog Devices Inc.	3.500%	12/5/26	15,450	16,262
	Apple Inc.	3.450%	5/6/24	—	—

60

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	2.750%	1/13/25	13,316	13,843
	Apple Inc.	2.500%	2/9/25	22,077	22,679
	Apple Inc.	3.200%	5/13/25	35,066	37,236
	Apple Inc.	3.250%	2/23/26	50,871	54,490
	Apple Inc.	2.450%	8/4/26	44,320	45,330
	Apple Inc.	3.350%	2/9/27	38,779	41,912
	Apple Inc.	3.200%	5/11/27	46,984	50,252
	Apple Inc.	3.000%	6/20/27	23,312	24,731
	Apple Inc.	2.900%	9/12/27	19,100	20,080
	Apple Inc.	3.000%	11/13/27	2,150	2,285
	Applied Materials Inc.	3.900%	10/1/25	13,899	15,259
	Applied Materials Inc.	3.300%	4/1/27	15,272	16,403
	Arrow Electronics Inc.	3.250%	9/8/24	10,619	10,760
	Arrow Electronics Inc.	4.000%	4/1/25	5,070	5,308
	Arrow Electronics Inc.	3.875%	1/12/28	6,092	6,294
	Autodesk Inc.	4.375%	6/15/25	5,335	5,793
	Autodesk Inc.	3.500%	6/15/27	8,699	9,094
	Avnet Inc.	4.625%	4/15/26	7,630	8,258
	Baidu Inc.	4.125%	6/30/25	7,760	8,301
	Baidu Inc.	3.625%	7/6/27	7,875	8,183
	Baidu Inc.	4.375%	3/29/28	6,300	6,871
	Baidu Inc.	4.875%	11/14/28	6,925	7,856
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	15,155	14,973
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	67,841	67,819
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	15,235	14,801
2	Broadcom Inc.	3.625%	10/15/24	33,650	34,086
2	Broadcom Inc.	4.250%	4/15/26	43,405	44,643
2	Broadcom Inc.	4.750%	4/15/29	46,375	48,857
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	6,315	6,589
	CA Inc.	4.700%	3/15/27	5,075	5,318
	Cadence Design Systems Inc.	4.375%	10/15/24	4,775	5,174
	Cisco Systems Inc.	3.500%	6/15/25	3,915	4,248
	Cisco Systems Inc.	2.950%	2/28/26	19,688	20,932
	Cisco Systems Inc.	2.500%	9/20/26	17,441	18,100
	Citrix Systems Inc.	4.500%	12/1/27	10,000	10,700
2	Dell International LLC / EMC Corp.	6.020%	6/15/26	66,846	75,388
2	Dell International LLC / EMC Corp.	4.900%	10/1/26	26,100	27,709
	DXC Technology Co.	4.750%	4/15/27	7,250	7,855
	Equinix Inc.	5.875%	1/15/26	15,000	15,956
	Equinix Inc.	5.375%	5/15/27	17,000	18,360
	Fidelity National Information Services Inc.	5.000%	10/15/25	16,508	18,846
	Fidelity National Information Services Inc.	3.000%	8/15/26	25,945	26,859
	Fidelity National Information Services Inc.	4.250%	5/15/28	800	903
	Fidelity National Information Services Inc.	3.750%	5/21/29	15,600	17,113
	Fiserv Inc.	3.850%	6/1/25	25,430	27,389
	Fiserv Inc.	3.200%	7/1/26	23,050	24,120
	Fiserv Inc.	4.200%	10/1/28	11,675	13,034
	Fiserv Inc.	3.500%	7/1/29	47,617	50,619
	Flex Ltd.	4.750%	6/15/25	4,105	4,383
	Flex Ltd.	4.875%	6/15/29	6,300	6,706
	Global Payments Inc.	2.650%	2/15/25	14,500	14,560
	Global Payments Inc.	3.200%	8/15/29	19,000	19,408
	Google LLC	3.375%	2/25/24	—	—
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	41,378	45,827
	Intel Corp.	3.700%	7/29/25	32,489	35,465
	Intel Corp.	2.600%	5/19/26	24,115	24,905
	Intel Corp.	3.150%	5/11/27	11,760	12,618
	International Business Machines Corp.	7.000%	10/30/25	10,953	13,858
	International Business Machines Corp.	3.450%	2/19/26	29,601	31,747
	International Business Machines Corp.	3.300%	5/15/26	47,600	50,505
	International Business Machines Corp.	3.300%	1/27/27	1,000	1,067
	International Business Machines Corp.	6.220%	8/1/27	4,874	6,173
	International Business Machines Corp.	6.500%	1/15/28	2,075	2,681
	International Business Machines Corp.	3.500%	5/15/29	54,375	59,052

61

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Jabil Inc.	3.950%	1/12/28	8,178	8,262
	Juniper Networks Inc.	4.350%	6/15/25	5,350	5,736
	Juniper Networks Inc.	3.750%	8/15/29	5,000	5,038
	Keysight Technologies Inc.	4.550%	10/30/24	8,747	9,490
	Keysight Technologies Inc.	4.600%	4/6/27	10,875	12,081
	KLA Corp.	4.650%	11/1/24	19,000	20,994
	KLA Corp.	4.100%	3/15/29	15,124	16,757
	Lam Research Corp.	3.800%	3/15/25	8,648	9,328
	Lam Research Corp.	3.750%	3/15/26	12,490	13,362
	Lam Research Corp.	4.000%	3/15/29	9,300	10,326
	Marvell Technology Group Ltd.	4.875%	6/22/28	5,750	6,469
	Maxim Integrated Products Inc.	3.450%	6/15/27	5,424	5,557
	Micron Technology Inc.	4.975%	2/6/26	9,550	10,326
	Micron Technology Inc.	4.185%	2/15/27	15,015	15,465
	Micron Technology Inc.	5.327%	2/6/29	12,882	14,186
	Microsoft Corp.	2.700%	2/12/25	26,247	27,451
	Microsoft Corp.	3.125%	11/3/25	53,418	57,257
	Microsoft Corp.	2.400%	8/8/26	63,133	65,273
	Microsoft Corp.	3.300%	2/6/27	61,579	67,334
	Motorola Solutions Inc.	4.000%	9/1/24	13,912	14,794
	Motorola Solutions Inc.	4.600%	2/23/28	14,609	15,912
	Motorola Solutions Inc.	4.600%	5/23/29	250	275
	NetApp Inc.	3.300%	9/29/24	5,985	6,124
	NVIDIA Corp.	3.200%	9/16/26	15,626	16,427
2	NXP BV / NXP Funding LLC	5.350%	3/1/26	15,400	17,344
2	NXP BV / NXP Funding LLC	5.550%	12/1/28	8,350	9,686
2	NXP BV / NXP Funding LLC / NXP USA Inc.	3.875%	6/18/26	6,400	6,712
2	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	22,030	23,600
	Oracle Corp.	2.950%	11/15/24	34,933	36,468
	Oracle Corp.	2.950%	5/15/25	37,354	39,007
	Oracle Corp.	2.650%	7/15/26	43,748	44,825
	Oracle Corp.	3.250%	11/15/27	32,559	34,895
	QUALCOMM Inc.	3.450%	5/20/25	36,180	38,334
	QUALCOMM Inc.	3.250%	5/20/27	20,075	21,064
	salesforce.com Inc.	3.700%	4/11/28	17,926	20,010
	Seagate HDD Cayman	4.750%	1/1/25	17,221	17,867
	Seagate HDD Cayman	4.875%	6/1/27	10,544	10,847
	Tech Data Corp.	4.950%	2/15/27	6,604	7,080
	Texas Instruments Inc.	2.900%	11/3/27	6,908	7,329
	Texas Instruments Inc.	2.250%	9/4/29	2,500	2,509
	Total System Services Inc.	4.800%	4/1/26	12,301	13,791
	Total System Services Inc.	4.450%	6/1/28	8,088	9,007
	Trimble Inc.	4.750%	12/1/24	6,321	6,836
	Trimble Inc.	4.900%	6/15/28	8,700	9,546
	Tyco Electronics Group SA	3.700%	2/15/26	4,515	4,781
	Tyco Electronics Group SA	3.125%	8/15/27	5,635	5,829
	Verisk Analytics Inc.	4.000%	6/15/25	14,520	15,737
	Verisk Analytics Inc.	4.125%	3/15/29	8,032	8,962
	VMware Inc.	3.900%	8/21/27	19,477	19,928
	Transportation (2.2%)
1	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,533	2,710
1	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,057	5,356
1	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	11,018	11,520
1	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,534	1,566
1	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	2,938	3,105
1	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	6,576	6,973
1	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	3,486	3,662
1	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	6,599	6,871
1	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	5,270	5,420
1	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	5,301	5,673
1	American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	1,692	1,792
1	BNSF Funding Trust I	6.613%	12/15/55	1,990	2,211
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	12,463	13,230

62

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	10,770	11,261
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	9,998	10,862
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	3,301	4,189
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	7,088	7,600
	Canadian National Railway Co.	2.950%	11/21/24	5,689	5,904
	Canadian National Railway Co.	2.750%	3/1/26	8,943	9,305
	Canadian National Railway Co.	6.900%	7/15/28	4,591	6,232
	Canadian Pacific Railway Co.	2.900%	2/1/25	8,908	9,220
	Canadian Pacific Railway Co.	4.000%	6/1/28	9,575	10,697
	CH Robinson Worldwide Inc.	4.200%	4/15/28	9,384	10,436
1	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,269	7,710
1	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,083	5,381
	CSX Corp.	3.400%	8/1/24	3,561	3,793
	CSX Corp.	3.350%	11/1/25	8,885	9,435
	CSX Corp.	2.600%	11/1/26	8,597	8,763
	CSX Corp.	3.250%	6/1/27	7,634	8,074
	CSX Corp.	3.800%	3/1/28	23,660	25,959
	CSX Corp.	4.250%	3/15/29	8,350	9,564
1	CSX Transportation Inc.	6.251%	1/15/23	23	26
1	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	310	333
	Delta Air Lines Inc.	4.375%	4/19/28	12,189	13,163
	FedEx Corp.	2.700%	4/15/23	1,500	1,526
	FedEx Corp.	3.200%	2/1/25	9,837	10,291
	FedEx Corp.	3.250%	4/1/26	10,334	10,792
	FedEx Corp.	3.300%	3/15/27	5,708	5,935
	FedEx Corp.	3.400%	2/15/28	7,980	8,333
	FedEx Corp.	4.200%	10/17/28	6,974	7,704
	FedEx Corp.	3.100%	8/5/29	13,500	13,618
	JB Hunt Transport Services Inc.	3.875%	3/1/26	12,315	13,220
	Kirby Corp.	4.200%	3/1/28	9,905	10,616
1	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	5,073	5,111
	Norfolk Southern Corp.	5.590%	5/17/25	1,770	2,049
	Norfolk Southern Corp.	3.650%	8/1/25	960	1,036
	Norfolk Southern Corp.	2.900%	6/15/26	5,999	6,236
	Norfolk Southern Corp.	7.800%	5/15/27	4,142	5,611
	Norfolk Southern Corp.	3.150%	6/1/27	7,206	7,644
	Norfolk Southern Corp.	3.800%	8/1/28	10,750	11,974
	Ryder System Inc.	2.500%	9/1/24	4,000	4,034
	Southwest Airlines Co.	3.000%	11/15/26	6,702	6,888
	Southwest Airlines Co.	3.450%	11/16/27	4,190	4,417
1	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	733	777
1	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	2,502	2,674
	Union Pacific Corp.	3.250%	1/15/25	6,019	6,294
	Union Pacific Corp.	3.750%	7/15/25	7,902	8,538
	Union Pacific Corp.	3.250%	8/15/25	9,127	9,618
	Union Pacific Corp.	2.750%	3/1/26	6,518	6,709
	Union Pacific Corp.	3.000%	4/15/27	5,847	6,155
	Union Pacific Corp.	3.950%	9/10/28	24,450	27,521
	Union Pacific Corp.	3.700%	3/1/29	17,700	19,677
1	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	6,680	7,244
1	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	7,265	7,769
1	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	10,431	11,104
1	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	7,203	7,578
1	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	3,882	4,061
1	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	9,392	9,674
1	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	3,061	3,131
	United Parcel Service Inc.	2.800%	11/15/24	12,353	12,799
	United Parcel Service Inc.	2.400%	11/15/26	8,369	8,504
	United Parcel Service Inc.	3.050%	11/15/27	6,566	6,953
	United Parcel Service Inc.	3.400%	3/15/29	10,925	11,873
1	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	728	814

63

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
1	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,440	2,585
1	US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,726	1,879
					14,735,410
Utilities (5.5%)
	Electric (4.9%)
	AEP Texas Inc.	3.950%	6/1/28	10,160	11,322
	AEP Transmission Co. LLC	3.100%	12/1/26	3,580	3,774
	Ameren Corp.	3.650%	2/15/26	5,056	5,349
	Ameren Illinois Co.	3.250%	3/1/25	4,497	4,746
	Ameren Illinois Co.	3.800%	5/15/28	7,189	8,029
	American Electric Power Co. Inc.	3.200%	11/13/27	4,750	5,002
	American Electric Power Co. Inc.	4.300%	12/1/28	11,200	12,707
	Appalachian Power Co.	3.400%	6/1/25	1,846	1,932
	Appalachian Power Co.	3.300%	6/1/27	3,500	3,711
	Arizona Public Service Co.	3.150%	5/15/25	4,870	5,085
	Arizona Public Service Co.	2.950%	9/15/27	4,815	5,036
	Arizona Public Service Co.	2.600%	8/15/29	2,950	2,981
	Atlantic City Electric Co.	4.000%	10/15/28	3,389	3,845
	Avangrid Inc.	3.150%	12/1/24	10,304	10,664
	Avangrid Inc.	3.800%	6/1/29	8,250	8,957
	Baltimore Gas & Electric Co.	2.400%	8/15/26	3,450	3,452
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,633	8,130
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	9,670	10,260
	Black Hills Corp.	3.950%	1/15/26	5,345	5,704
	Black Hills Corp.	3.150%	1/15/27	4,350	4,436
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,110	1,119
	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	3,371	3,533
	CenterPoint Energy Inc.	2.500%	9/1/24	2,500	2,506
	CenterPoint Energy Inc.	4.250%	11/1/28	8,125	9,003
	Cleco Corporate Holdings LLC	3.743%	5/1/26	9,016	9,324
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,750	2,011
	CMS Energy Corp.	3.000%	5/15/26	6,389	6,568
	CMS Energy Corp.	3.450%	8/15/27	5,175	5,497
	Commonwealth Edison Co.	2.550%	6/15/26	4,880	4,984
	Commonwealth Edison Co.	2.950%	8/15/27	5,517	5,768
	Commonwealth Edison Co.	3.700%	8/15/28	5,993	6,643
	Connecticut Light & Power Co.	3.200%	3/15/27	4,840	5,147
	Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	7,033	7,415
	Consolidated Edison Co. of New York Inc.	3.800%	5/15/28	6,474	7,182
	Consolidated Edison Co. of New York Inc.	4.000%	12/1/28	3,950	4,489
	Consumers Energy Co.	3.800%	11/15/28	4,774	5,377
	Dominion Energy Inc.	3.900%	10/1/25	8,790	9,440
	Dominion Energy Inc.	2.850%	8/15/26	7,026	7,115
	Dominion Energy Inc.	4.250%	6/1/28	6,095	6,801
1	Dominion Energy Inc.	5.750%	10/1/54	5,225	5,530
	Dominion Energy South Carolina Inc.	4.250%	8/15/28	5,450	6,348
2	DPL Inc.	4.350%	4/15/29	7,075	7,066
	DTE Electric Co.	3.375%	3/1/25	2,611	2,768
	DTE Energy Co.	2.529%	10/1/24	2,000	2,017
	DTE Energy Co.	2.850%	10/1/26	9,917	10,135
	DTE Energy Co.	3.800%	3/15/27	9,850	10,654
	DTE Energy Co.	3.400%	6/15/29	10,350	10,972
	Duke Energy Carolinas LLC	2.950%	12/1/26	5,935	6,203
	Duke Energy Carolinas LLC	3.950%	11/15/28	12,050	13,660
	Duke Energy Carolinas LLC	6.000%	12/1/28	1,360	1,720
	Duke Energy Carolinas LLC	2.450%	8/15/29	3,300	3,335
	Duke Energy Corp.	2.650%	9/1/26	15,744	15,910
	Duke Energy Corp.	3.150%	8/15/27	12,866	13,466
	Duke Energy Corp.	3.400%	6/15/29	7,870	8,362
	Duke Energy Florida LLC	3.200%	1/15/27	14,648	15,588
	Duke Energy Florida LLC	3.800%	7/15/28	6,825	7,617
	Duke Energy Ohio Inc.	3.650%	2/1/29	11,800	13,119
	Duke Energy Progress LLC	3.250%	8/15/25	9,512	10,090

64

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Duke Energy Progress LLC	3.700%	9/1/28	8,212	9,120
	Duke Energy Progress LLC	3.450%	3/15/29	13,850	15,116
	Edison International	5.750%	6/15/27	9,410	10,680
	Edison International	4.125%	3/15/28	8,250	8,609
	Emera US Finance LP	3.550%	6/15/26	15,241	16,082
	Enel Americas SA	4.000%	10/25/26	9,364	9,778
	Enel Chile SA	4.875%	6/12/28	15,850	17,610
	Entergy Arkansas Inc.	3.500%	4/1/26	8,384	9,015
	Entergy Corp.	2.950%	9/1/26	9,510	9,704
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	4,944	5,738
	Entergy Louisiana LLC	5.400%	11/1/24	4,390	5,087
	Entergy Louisiana LLC	2.400%	10/1/26	12,144	12,168
	Entergy Louisiana LLC	3.120%	9/1/27	7,870	8,280
	Entergy Louisiana LLC	3.250%	4/1/28	8,537	9,084
	Entergy Mississippi Inc.	2.850%	6/1/28	6,621	6,876
	Eversource Energy	2.900%	10/1/24	9,100	9,362
	Eversource Energy	3.150%	1/15/25	7,017	7,299
	Eversource Energy	3.300%	1/15/28	7,075	7,445
	Eversource Energy	4.250%	4/1/29	6,322	7,125
	Exelon Corp.	3.950%	6/15/25	11,034	11,867
	Exelon Corp.	3.400%	4/15/26	17,535	18,524
	FirstEnergy Corp.	3.900%	7/15/27	26,320	28,241
	Florida Power & Light Co.	3.125%	12/1/25	8,640	9,196
	Fortis Inc.	3.055%	10/4/26	10,916	11,136
	Georgia Power Co.	3.250%	4/1/26	6,327	6,590
	Georgia Power Co.	3.250%	3/30/27	6,738	7,019
	Gulf Power Co.	3.300%	5/30/27	6,085	6,510
	Indiana Michigan Power Co.	3.850%	5/15/28	10,950	12,235
	Interstate Power & Light Co.	3.250%	12/1/24	9,288	9,756
	Interstate Power & Light Co.	4.100%	9/26/28	7,746	8,686
	Interstate Power & Light Co.	3.600%	4/1/29	5,050	5,471
	IPALCO Enterprises Inc.	3.700%	9/1/24	6,239	6,473
	ITC Holdings Corp.	3.250%	6/30/26	10,588	11,056
	ITC Holdings Corp.	3.350%	11/15/27	8,975	9,579
	Kansas City Power & Light Co.	3.650%	8/15/25	495	529
	Louisville Gas & Electric Co.	3.300%	10/1/25	4,745	5,014
	MidAmerican Energy Co.	3.500%	10/15/24	6,828	7,290
	MidAmerican Energy Co.	3.100%	5/1/27	7,194	7,638
	MidAmerican Energy Co.	3.650%	4/15/29	11,125	12,445
	Mississippi Power Co.	3.950%	3/30/28	2,250	2,480
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,682	4,817
	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	7,411	7,896
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,465	4,757
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	17,619	19,081
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	5,665	6,352
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	9,924	11,007
1	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	4,775	5,050
	Nevada Power Co.	3.700%	5/1/29	9,575	10,625
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	8,935	9,361
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	12,846	13,685
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	9,500	10,159
1	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	7,850	7,968
1	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	4,275	4,612
	NSTAR Electric Co.	3.200%	5/15/27	7,125	7,565
	NSTAR Electric Co.	3.250%	5/15/29	1,500	1,618
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	5,880	6,475
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	4,697	4,862
2	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	7,195	8,020
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	439	489
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	2,595	3,319
	PacifiCorp	3.500%	6/15/29	7,350	8,092
	PECO Energy Co.	3.150%	10/15/25	5,910	6,221
	PPL Capital Funding Inc.	3.100%	5/15/26	13,466	13,795
	Public Service Co. of Colorado	3.700%	6/15/28	5,750	6,410

65

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Public Service Electric & Gas Co.	3.000%	5/15/25	5,024	5,244
Public Service Electric & Gas Co.	2.250%	9/15/26	8,283	8,299
Public Service Electric & Gas Co.	3.000%	5/15/27	4,025	4,231
Public Service Electric & Gas Co.	3.700%	5/1/28	4,550	5,048
Public Service Electric & Gas Co.	3.650%	9/1/28	4,894	5,432
Public Service Electric & Gas Co.	3.200%	5/15/29	5,750	6,214
Puget Energy Inc.	3.650%	5/15/25	10,385	10,661
San Diego Gas & Electric Co.	2.500%	5/15/26	7,187	7,254
Scottish Power Ltd.	5.810%	3/15/25	2,735	3,159
Sierra Pacific Power Co.	2.600%	5/1/26	8,470	8,537
Southern California Edison Co.	3.700%	8/1/25	5,275	5,613
Southern California Edison Co.	3.650%	3/1/28	6,100	6,619
Southern California Edison Co.	4.200%	3/1/29	4,150	4,664
Southern California Edison Co.	6.650%	4/1/29	5,113	6,367
Southern California Edison Co.	2.850%	8/1/29	8,000	8,167
Southern Co.	3.250%	7/1/26	20,646	21,300
Southern Power Co.	4.150%	12/1/25	5,576	6,065
Southwestern Electric Power Co.	2.750%	10/1/26	6,332	6,420
Southwestern Electric Power Co.	4.100%	9/15/28	15,364	17,262
Tucson Electric Power Co.	3.050%	3/15/25	4,500	4,614
Union Electric Co.	2.950%	6/15/27	6,275	6,528
Union Electric Co.	3.500%	3/15/29	6,850	7,477
Virginia Electric & Power Co.	3.100%	5/15/25	4,512	4,704
Virginia Electric & Power Co.	3.150%	1/15/26	15,013	15,783
Virginia Electric & Power Co.	2.950%	11/15/26	10,377	10,808
Virginia Electric & Power Co.	3.500%	3/15/27	19,128	20,598
Virginia Electric & Power Co.	3.800%	4/1/28	21,558	23,747
Virginia Electric & Power Co.	2.875%	7/15/29	8,650	8,999
WEC Energy Group Inc.	3.550%	6/15/25	6,942	7,420
Westar Energy Inc.	2.550%	7/1/26	7,849	7,958
Westar Energy Inc.	3.100%	4/1/27	10,097	10,619
Wisconsin Power & Light Co.	3.050%	10/15/27	3,600	3,766
Xcel Energy Inc.	3.300%	6/1/25	5,756	6,017
Xcel Energy Inc.	3.350%	12/1/26	8,205	8,709
Xcel Energy Inc.	4.000%	6/15/28	7,835	8,704
Natural Gas (0.4%)
Atmos Energy Corp.	3.000%	6/15/27	7,968	8,352
CenterPoint Energy Resources Corp.	4.000%	4/1/28	5,390	5,902
NiSource Finance Corp.	3.490%	5/15/27	13,433	14,225
Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	5,920	6,387
Sempra Energy	3.750%	11/15/25	5,286	5,617
Sempra Energy	3.250%	6/15/27	12,359	12,754
Sempra Energy	3.400%	2/1/28	17,828	18,577
Southern California Gas Co.	3.150%	9/15/24	6,297	6,621
Southern California Gas Co.	3.200%	6/15/25	1,975	2,070
Southern California Gas Co.	2.600%	6/15/26	6,675	6,768
Southern Co. Gas Capital Corp.	3.250%	6/15/26	9,217	9,529
Southwest Gas Corp.	3.700%	4/1/28	4,020	4,374
Other Utility (0.2%)
American Water Capital Corp.	3.400%	3/1/25	10,260	10,814
American Water Capital Corp.	2.950%	9/1/27	8,140	8,427
American Water Capital Corp.	3.750%	9/1/28	8,200	9,035
American Water Capital Corp.	3.450%	6/1/29	8,300	8,932
Aqua America Inc.	3.566%	5/1/29	3,500	3,787
United Utilities plc	6.875%	8/15/28	2,312	2,927
				1,411,858
Total Corporate Bonds (Cost $24,076,792)				25,576,989

66

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Shares	Market Value ($000)
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
4	Vanguard Market Liquidity Fund (Cost $187,490)	2.249%	1,874,722	187,491
Total Investments (99.8%) (Cost $24,313,332)				25,813,628
Other Assets and Liabilities—Net (0.2%)				53,045
Net Assets (100%)				25,866,673

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $594,347,000, representing 2.3% of net assets.

3	Securities with a value of $964,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

67

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.4%)
U.S. Government Securities (0.4%)
	United States Treasury Note/Bond	1.625%	8/15/29	8,190	8,285
	United States Treasury Note/Bond	2.875%	5/15/49	9,577	11,543
Total U.S. Government and Agency Obligations (Cost $19,760)					19,828
Corporate Bonds (98.4%)
Finance (16.8%)
	Banking (8.7%)
	American Express Co.	4.050%	12/3/42	1,832	2,175
	Bank of America Corp.	6.110%	1/29/37	5,845	7,822
1	Bank of America Corp.	4.244%	4/24/38	4,835	5,677
	Bank of America Corp.	7.750%	5/14/38	3,193	5,001
1	Bank of America Corp.	4.078%	4/23/40	4,750	5,448
	Bank of America Corp.	5.875%	2/7/42	4,206	6,023
	Bank of America Corp.	5.000%	1/21/44	4,390	5,734
	Bank of America Corp.	4.875%	4/1/44	1,157	1,494
	Bank of America Corp.	4.750%	4/21/45	1,436	1,774
1	Bank of America Corp.	4.443%	1/20/48	4,995	6,154
1	Bank of America Corp.	3.946%	1/23/49	2,185	2,537
1	Bank of America Corp.	4.330%	3/15/50	7,355	8,953
	Bank of America NA	6.000%	10/15/36	3,157	4,423
	Barclays plc	5.250%	8/17/45	3,930	4,406
	Barclays plc	4.950%	1/10/47	2,815	3,089
	Citigroup Inc.	6.625%	6/15/32	1,373	1,831
	Citigroup Inc.	5.875%	2/22/33	1,550	1,957
	Citigroup Inc.	6.000%	10/31/33	2,144	2,728
	Citigroup Inc.	6.125%	8/25/36	1,475	1,939
1	Citigroup Inc.	3.878%	1/24/39	980	1,097
	Citigroup Inc.	8.125%	7/15/39	4,142	6,929
	Citigroup Inc.	5.875%	1/30/42	2,537	3,606
	Citigroup Inc.	6.675%	9/13/43	2,390	3,566
	Citigroup Inc.	5.300%	5/6/44	1,652	2,128
	Citigroup Inc.	4.650%	7/30/45	3,056	3,812
	Citigroup Inc.	4.750%	5/18/46	5,529	6,690
1	Citigroup Inc.	4.281%	4/24/48	3,275	4,012
	Citigroup Inc.	4.650%	7/23/48	6,420	8,047
	Cooperatieve Rabobank UA	5.250%	5/24/41	2,970	4,078
	Cooperatieve Rabobank UA	5.750%	12/1/43	3,935	5,391
	Cooperatieve Rabobank UA	5.250%	8/4/45	1,789	2,306
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	5,942	7,497
	Credit Suisse USA Inc.	7.125%	7/15/32	1,025	1,517
	Fifth Third Bancorp	8.250%	3/1/38	2,082	3,232
	First Republic Bank	4.375%	8/1/46	1,023	1,139
	First Republic Bank	4.625%	2/13/47	1,150	1,348
	Goldman Sachs Capital I	6.345%	2/15/34	2,822	3,676
	Goldman Sachs Group Inc.	6.125%	2/15/33	700	954
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,186	2,926
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,351	18,311
1	Goldman Sachs Group Inc.	4.017%	10/31/38	5,997	6,652
1	Goldman Sachs Group Inc.	4.411%	4/23/39	4,610	5,305
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,642	9,428
	Goldman Sachs Group Inc.	4.800%	7/8/44	4,606	5,703
	Goldman Sachs Group Inc.	5.150%	5/22/45	4,949	6,004
	Goldman Sachs Group Inc.	4.750%	10/21/45	4,086	5,045
	HSBC Bank USA NA	5.875%	11/1/34	2,965	3,862
	HSBC Bank USA NA	5.625%	8/15/35	861	1,092
	HSBC Bank USA NA	7.000%	1/15/39	1,935	2,855
	HSBC Holdings plc	7.625%	5/17/32	1,286	1,841
	HSBC Holdings plc	6.500%	5/2/36	5,440	7,282
	HSBC Holdings plc	6.500%	9/15/37	6,045	8,173
	HSBC Holdings plc	6.800%	6/1/38	3,260	4,614
	HSBC Holdings plc	6.100%	1/14/42	1,878	2,731

68

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	HSBC Holdings plc	5.250%	3/14/44	3,437	4,248
	JPMorgan Chase & Co.	8.750%	9/1/30	393	582
	JPMorgan Chase & Co.	6.400%	5/15/38	5,045	7,351
1	JPMorgan Chase & Co.	3.882%	7/24/38	7,000	7,840
	JPMorgan Chase & Co.	5.500%	10/15/40	3,706	5,089
	JPMorgan Chase & Co.	5.600%	7/15/41	2,986	4,157
	JPMorgan Chase & Co.	5.400%	1/6/42	3,275	4,494
	JPMorgan Chase & Co.	5.625%	8/16/43	4,267	5,842
	JPMorgan Chase & Co.	4.850%	2/1/44	3,205	4,160
	JPMorgan Chase & Co.	4.950%	6/1/45	3,710	4,753
1	JPMorgan Chase & Co.	4.260%	2/22/48	5,695	6,850
1	JPMorgan Chase & Co.	4.032%	7/24/48	3,075	3,583
1	JPMorgan Chase & Co.	3.964%	11/15/48	7,560	8,725
1	JPMorgan Chase & Co.	3.897%	1/23/49	4,205	4,823
	Lloyds Banking Group plc	5.300%	12/1/45	2,343	2,678
	Lloyds Banking Group plc	4.344%	1/9/48	3,490	3,510
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	1,350	1,578
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	2,455	2,832
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	2,325	2,545
	Morgan Stanley	7.250%	4/1/32	3,700	5,352
1	Morgan Stanley	3.971%	7/22/38	5,292	5,921
1	Morgan Stanley	4.457%	4/22/39	3,018	3,568
	Morgan Stanley	6.375%	7/24/42	4,976	7,402
	Morgan Stanley	4.300%	1/27/45	4,977	5,906
	Morgan Stanley	4.375%	1/22/47	3,463	4,202
	Regions Bank	6.450%	6/26/37	920	1,238
	Regions Financial Corp.	7.375%	12/10/37	1,096	1,590
	Wachovia Corp.	7.500%	4/15/35	870	1,232
	Wachovia Corp.	5.500%	8/1/35	2,258	2,859
	Wells Fargo & Co.	5.375%	2/7/35	1,282	1,671
	Wells Fargo & Co.	5.375%	11/2/43	5,378	7,069
	Wells Fargo & Co.	5.606%	1/15/44	5,792	7,774
	Wells Fargo & Co.	4.650%	11/4/44	5,843	6,991
	Wells Fargo & Co.	3.900%	5/1/45	2,925	3,423
	Wells Fargo & Co.	4.900%	11/17/45	3,100	3,871
	Wells Fargo & Co.	4.400%	6/14/46	4,046	4,700
	Wells Fargo & Co.	4.750%	12/7/46	4,554	5,590
	Wells Fargo Bank NA	5.950%	8/26/36	2,245	3,099
	Wells Fargo Bank NA	5.850%	2/1/37	2,813	3,799
	Wells Fargo Bank NA	6.600%	1/15/38	3,543	5,202
1	Wells Fargo Capital X	5.950%	12/1/86	1,650	2,054
	Westpac Banking Corp.	4.421%	7/24/39	1,050	1,175
	Brokerage (0.4%)
	Brookfield Finance Inc.	4.700%	9/20/47	2,213	2,454
	CME Group Inc.	5.300%	9/15/43	1,566	2,183
	CME Group Inc.	4.150%	6/15/48	1,820	2,221
	Intercontinental Exchange Inc.	4.250%	9/21/48	1,965	2,383
	Invesco Finance plc	5.375%	11/30/43	2,003	2,450
	Jefferies Group LLC	6.250%	1/15/36	1,368	1,601
	Jefferies Group LLC	6.500%	1/20/43	1,119	1,306
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	3,495	3,555
	Legg Mason Inc.	5.625%	1/15/44	1,425	1,624
	Raymond James Financial Inc.	4.950%	7/15/46	1,316	1,609
	TD Ameritrade Holding Corp.	2.750%	10/1/29	100	102
	Finance Companies (0.6%)
	GATX Corp.	5.200%	3/15/44	765	929
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	26,779	27,166
	Insurance (6.2%)
	ACE Capital Trust II	9.700%	4/1/30	502	728
	Aetna Inc.	6.625%	6/15/36	1,620	2,158
	Aetna Inc.	6.750%	12/15/37	1,311	1,757
	Aetna Inc.	4.500%	5/15/42	1,722	1,851

69

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Aetna Inc.	4.125%	11/15/42	1,033	1,049
	Aetna Inc.	4.750%	3/15/44	785	879
	Aetna Inc.	3.875%	8/15/47	1,255	1,252
	Aflac Inc.	4.000%	10/15/46	913	1,023
	Aflac Inc.	4.750%	1/15/49	1,375	1,731
	Alleghany Corp.	4.900%	9/15/44	872	1,024
	Allstate Corp.	5.350%	6/1/33	449	582
	Allstate Corp.	5.550%	5/9/35	1,376	1,805
	Allstate Corp.	5.950%	4/1/36	1,135	1,575
	Allstate Corp.	4.500%	6/15/43	648	808
	Allstate Corp.	4.200%	12/15/46	1,989	2,414
	Allstate Corp.	3.850%	8/10/49	1,390	1,603
1	Allstate Corp.	6.500%	5/15/67	1,200	1,407
	American Financial Group Inc.	4.500%	6/15/47	1,183	1,302
	American International Group Inc.	3.875%	1/15/35	4,043	4,283
	American International Group Inc.	4.700%	7/10/35	1,798	2,061
	American International Group Inc.	6.250%	5/1/36	1,490	1,992
	American International Group Inc.	4.500%	7/16/44	5,592	6,397
	American International Group Inc.	4.800%	7/10/45	2,160	2,560
	American International Group Inc.	4.750%	4/1/48	1,905	2,273
	American International Group Inc.	4.375%	1/15/55	1,209	1,323
1	American International Group Inc.	8.175%	5/15/68	710	945
	Anthem Inc.	5.950%	12/15/34	801	1,032
	Anthem Inc.	5.850%	1/15/36	950	1,223
	Anthem Inc.	6.375%	6/15/37	1,075	1,466
	Anthem Inc.	4.625%	5/15/42	1,693	1,944
	Anthem Inc.	4.650%	1/15/43	2,682	3,024
	Anthem Inc.	5.100%	1/15/44	2,509	3,030
	Anthem Inc.	4.650%	8/15/44	2,111	2,432
	Anthem Inc.	4.375%	12/1/47	3,385	3,797
	Anthem Inc.	4.550%	3/1/48	2,095	2,420
	Aon Corp.	6.250%	9/30/40	980	1,335
	Aon plc	4.600%	6/14/44	1,190	1,397
	Aon plc	4.750%	5/15/45	1,424	1,722
	Arch Capital Finance LLC	5.031%	12/15/46	1,088	1,393
	Arch Capital Group Ltd.	7.350%	5/1/34	775	1,137
	Arch Capital Group US Inc.	5.144%	11/1/43	803	1,021
	Assurant Inc.	3.700%	2/22/30	2,000	2,013
	Assurant Inc.	6.750%	2/15/34	154	193
	AXA Equitable Holdings Inc.	5.000%	4/20/48	4,489	4,854
	AXA SA	8.600%	12/15/30	2,893	4,173
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,953	2,771
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,819	3,436
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,108	2,538
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	5,750	6,911
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	4,910	6,018
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,511	1,863
	Brighthouse Financial Inc.	4.700%	6/22/47	3,110	2,799
	Chubb Corp.	6.000%	5/11/37	2,031	2,857
	Chubb Corp.	6.500%	5/15/38	1,768	2,648
	Chubb INA Holdings Inc.	6.700%	5/15/36	1,080	1,619
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,262	1,541
	Chubb INA Holdings Inc.	4.350%	11/3/45	3,159	3,991
	Cigna Holding Co.	5.375%	2/15/42	650	757
	Cigna Holding Co.	3.875%	10/15/47	2,870	2,931
	Cincinnati Financial Corp.	6.125%	11/1/34	669	926
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	703	810
	Hartford Financial Services Group Inc.	5.950%	10/15/36	1,079	1,428
	Hartford Financial Services Group Inc.	6.100%	10/1/41	671	931
	Hartford Financial Services Group Inc.	4.300%	4/15/43	688	778
	Hartford Financial Services Group Inc.	4.400%	3/15/48	1,080	1,260
	Hartford Financial Services Group Inc.	3.600%	8/19/49	1,425	1,487
	Humana Inc.	4.625%	12/1/42	924	1,063
	Humana Inc.	4.950%	10/1/44	1,968	2,343

70

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Humana Inc.	4.800%	3/15/47	1,025	1,209
	Lincoln National Corp.	3.050%	1/15/30	1,200	1,213
	Lincoln National Corp.	6.300%	10/9/37	1,163	1,582
	Lincoln National Corp.	7.000%	6/15/40	593	861
	Lincoln National Corp.	4.350%	3/1/48	1,350	1,509
	Loews Corp.	6.000%	2/1/35	698	925
	Loews Corp.	4.125%	5/15/43	1,411	1,587
	Manulife Financial Corp.	5.375%	3/4/46	1,655	2,206
	Markel Corp.	5.000%	4/5/46	1,165	1,379
	Markel Corp.	4.300%	11/1/47	990	1,074
	Markel Corp.	5.000%	5/20/49	700	851
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	903	1,184
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	2,400	2,991
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	808	964
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	310	363
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	2,685	3,460
	MetLife Inc.	6.500%	12/15/32	2,009	2,831
	MetLife Inc.	6.375%	6/15/34	2,075	2,953
	MetLife Inc.	5.700%	6/15/35	2,845	3,865
	MetLife Inc.	5.875%	2/6/41	1,879	2,614
	MetLife Inc.	4.125%	8/13/42	1,715	1,967
	MetLife Inc.	4.875%	11/13/43	2,410	3,056
	MetLife Inc.	4.721%	12/15/44	1,697	2,117
	MetLife Inc.	4.050%	3/1/45	1,475	1,691
	MetLife Inc.	4.600%	5/13/46	1,349	1,672
1	MetLife Inc.	6.400%	12/15/66	3,427	3,992
1	MetLife Inc.	10.750%	8/1/69	523	845
1	Nationwide Financial Services Inc.	6.750%	5/15/87	338	380
	Principal Financial Group Inc.	6.050%	10/15/36	350	470
	Principal Financial Group Inc.	4.625%	9/15/42	665	794
	Principal Financial Group Inc.	4.350%	5/15/43	1,033	1,179
	Principal Financial Group Inc.	4.300%	11/15/46	940	1,085
	Progressive Corp.	6.625%	3/1/29	1	1
	Progressive Corp.	6.250%	12/1/32	1,990	2,793
	Progressive Corp.	4.350%	4/25/44	700	853
	Progressive Corp.	3.700%	1/26/45	225	252
	Progressive Corp.	4.125%	4/15/47	1,946	2,326
	Progressive Corp.	4.200%	3/15/48	1,690	2,059
	Prudential Financial Inc.	5.750%	7/15/33	1,076	1,397
	Prudential Financial Inc.	5.700%	12/14/36	1,074	1,433
	Prudential Financial Inc.	6.625%	12/1/37	763	1,094
	Prudential Financial Inc.	6.625%	6/21/40	685	1,010
	Prudential Financial Inc.	6.200%	11/15/40	620	824
	Prudential Financial Inc.	5.100%	8/15/43	516	632
	Prudential Financial Inc.	4.600%	5/15/44	301	371
	Prudential Financial Inc.	3.905%	12/7/47	2,080	2,316
	Prudential Financial Inc.	4.418%	3/27/48	1,225	1,469
	Prudential Financial Inc.	3.935%	12/7/49	2,811	3,135
	Prudential Financial Inc.	4.350%	2/25/50	3,025	3,615
	Selective Insurance Group Inc.	5.375%	3/1/49	765	927
	Transatlantic Holdings Inc.	8.000%	11/30/39	636	954
	Travelers Cos. Inc.	6.750%	6/20/36	470	703
	Travelers Cos. Inc.	6.250%	6/15/37	1,845	2,678
	Travelers Cos. Inc.	5.350%	11/1/40	1,463	1,987
	Travelers Cos. Inc.	4.600%	8/1/43	1,363	1,722
	Travelers Cos. Inc.	4.300%	8/25/45	863	1,060
	Travelers Cos. Inc.	3.750%	5/15/46	1,588	1,807
	Travelers Cos. Inc.	4.000%	5/30/47	632	748
	Travelers Cos. Inc.	4.050%	3/7/48	1,075	1,282
	Travelers Cos. Inc.	4.100%	3/4/49	2,885	3,457
	Travelers Property Casualty Corp.	6.375%	3/15/33	565	812
	UnitedHealth Group Inc.	4.625%	7/15/35	2,346	2,882
	UnitedHealth Group Inc.	5.800%	3/15/36	2,327	3,176
	UnitedHealth Group Inc.	6.500%	6/15/37	1,280	1,835

71

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
UnitedHealth Group Inc.	6.625%	11/15/37	1,400	2,060
UnitedHealth Group Inc.	6.875%	2/15/38	2,406	3,649
UnitedHealth Group Inc.	3.500%	8/15/39	3,050	3,246
UnitedHealth Group Inc.	5.700%	10/15/40	814	1,124
UnitedHealth Group Inc.	5.950%	2/15/41	893	1,257
UnitedHealth Group Inc.	4.625%	11/15/41	1,498	1,816
UnitedHealth Group Inc.	4.375%	3/15/42	1,273	1,498
UnitedHealth Group Inc.	3.950%	10/15/42	1,153	1,293
UnitedHealth Group Inc.	4.250%	3/15/43	1,923	2,213
UnitedHealth Group Inc.	4.750%	7/15/45	4,387	5,438
UnitedHealth Group Inc.	4.200%	1/15/47	1,810	2,110
UnitedHealth Group Inc.	4.250%	4/15/47	2,120	2,496
UnitedHealth Group Inc.	3.750%	10/15/47	2,755	3,011
UnitedHealth Group Inc.	4.250%	6/15/48	3,265	3,798
UnitedHealth Group Inc.	4.450%	12/15/48	2,688	3,263
UnitedHealth Group Inc.	3.700%	8/15/49	2,990	3,257
UnitedHealth Group Inc.	3.875%	8/15/59	3,440	3,787
Unum Group	5.750%	8/15/42	1,275	1,568
Voya Financial Inc.	5.700%	7/15/43	911	1,186
Voya Financial Inc.	4.800%	6/15/46	707	840
Willis North America Inc.	5.050%	9/15/48	1,100	1,335
WR Berkley Corp.	4.750%	8/1/44	659	782
XLIT Ltd.	5.250%	12/15/43	772	1,026
XLIT Ltd.	5.500%	3/31/45	990	1,276
Real Estate Investment Trusts (0.9%)
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	1,625	1,905
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	1,950	2,059
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	1,000	1,254
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	500	554
AvalonBay Communities Inc.	3.900%	10/15/46	1,910	2,205
AvalonBay Communities Inc.	4.150%	7/1/47	428	515
Boston Properties LP	2.900%	3/15/30	1,200	1,214
ERP Operating LP	2.500%	2/15/30	1,420	1,423
ERP Operating LP	4.500%	7/1/44	1,652	2,041
ERP Operating LP	4.500%	6/1/45	683	844
ERP Operating LP	4.000%	8/1/47	658	759
Essex Portfolio LP	3.000%	1/15/30	1,700	1,743
Essex Portfolio LP	4.500%	3/15/48	880	1,044
Federal Realty Investment Trust	4.500%	12/1/44	2,003	2,433
HCP Inc.	6.750%	2/1/41	809	1,157
Hospitality Properties Trust	4.375%	2/15/30	1,075	1,074
Kimco Realty Corp.	4.250%	4/1/45	1,612	1,753
Kimco Realty Corp.	4.125%	12/1/46	738	792
Kimco Realty Corp.	4.450%	9/1/47	795	894
National Retail Properties Inc.	4.800%	10/15/48	550	683
Prologis LP	4.375%	9/15/48	570	723
Realty Income Corp.	4.650%	3/15/47	2,121	2,714
Regency Centers LP	2.950%	9/15/29	250	253
Regency Centers LP	4.400%	2/1/47	900	1,053
Regency Centers LP	4.650%	3/15/49	800	977
Simon Property Group LP	6.750%	2/1/40	866	1,307
Simon Property Group LP	4.750%	3/15/42	1,340	1,672
Simon Property Group LP	4.250%	10/1/44	638	760
Simon Property Group LP	4.250%	11/30/46	1,611	1,938
UDR Inc.	3.000%	8/15/31	700	714
Ventas Realty LP	3.000%	1/15/30	950	955
Ventas Realty LP	5.700%	9/30/43	324	428
Ventas Realty LP	4.375%	2/1/45	198	223
Ventas Realty LP	4.875%	4/15/49	725	885
Welltower Inc.	3.100%	1/15/30	275	280
Welltower Inc.	6.500%	3/15/41	1,449	1,994
Welltower Inc.	4.950%	9/1/48	1,065	1,307
				817,356

72

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Industrial (69.6%)
	Basic Industry (4.1%)
	Albemarle Corp.	5.450%	12/1/44	955	1,082
	ArcelorMittal	7.000%	10/15/39	2,159	2,612
	ArcelorMittal	6.750%	3/1/41	600	698
	Barrick Gold Corp.	6.450%	10/15/35	544	704
	Barrick Gold Corp.	5.250%	4/1/42	635	792
	Barrick North America Finance LLC	5.700%	5/30/41	2,416	3,096
	Barrick North America Finance LLC	5.750%	5/1/43	2,397	3,200
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,062	2,738
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,360	2,788
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	5,655	7,425
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	900	1,009
	Dow Chemical Co.	7.375%	11/1/29	2,673	3,560
	Dow Chemical Co.	4.250%	10/1/34	1,578	1,731
	Dow Chemical Co.	9.400%	5/15/39	1,759	2,919
	Dow Chemical Co.	5.250%	11/15/41	2,101	2,474
	Dow Chemical Co.	4.375%	11/15/42	3,514	3,713
	Dow Chemical Co.	4.625%	10/1/44	830	914
2	Dow Chemical Co.	5.550%	11/30/48	1,620	2,020
2	Dow Chemical Co.	4.800%	5/15/49	1,835	2,073
	DuPont de Nemours Inc.	5.319%	11/15/38	5,190	6,395
	DuPont de Nemours Inc.	5.419%	11/15/48	4,280	5,508
	Eastman Chemical Co.	4.800%	9/1/42	1,254	1,377
	Eastman Chemical Co.	4.650%	10/15/44	2,223	2,427
	Ecolab Inc.	5.500%	12/8/41	1,163	1,598
	Ecolab Inc.	3.950%	12/1/47	1,545	1,804
	Georgia-Pacific LLC	7.250%	6/1/28	366	498
	Georgia-Pacific LLC	7.750%	11/15/29	889	1,282
	Georgia-Pacific LLC	8.875%	5/15/31	878	1,418
	International Flavors & Fragrances Inc.	4.375%	6/1/47	1,085	1,117
	International Flavors & Fragrances Inc.	5.000%	9/26/48	1,950	2,197
	International Paper Co.	5.000%	9/15/35	1,681	1,980
	International Paper Co.	7.300%	11/15/39	2,234	3,140
	International Paper Co.	6.000%	11/15/41	1,655	2,055
	International Paper Co.	4.800%	6/15/44	1,993	2,188
	International Paper Co.	5.150%	5/15/46	1,740	1,996
	International Paper Co.	4.400%	8/15/47	2,714	2,879
	International Paper Co.	4.350%	8/15/48	1,570	1,654
	Lubrizol Corp.	6.500%	10/1/34	658	959
	LYB International Finance BV	5.250%	7/15/43	1,790	2,063
	LYB International Finance BV	4.875%	3/15/44	2,910	3,210
	LyondellBasell Industries NV	4.625%	2/26/55	2,189	2,298
	Meadwestvaco Corp.	7.950%	2/15/31	458	642
	Methanex Corp.	5.650%	12/1/44	939	958
	Mosaic Co.	5.450%	11/15/33	1,783	2,054
	Mosaic Co.	4.875%	11/15/41	555	565
	Mosaic Co.	5.625%	11/15/43	1,401	1,562
	Newmont Goldcorp Corp.	5.875%	4/1/35	1,362	1,744
	Newmont Goldcorp Corp.	6.250%	10/1/39	2,595	3,541
	Newmont Goldcorp Corp.	4.875%	3/15/42	1,540	1,847
	Newmont Goldcorp Corp.	5.450%	6/9/44	1,008	1,295
	Nucor Corp.	6.400%	12/1/37	1,008	1,434
	Nucor Corp.	5.200%	8/1/43	1,345	1,722
	Nucor Corp.	4.400%	5/1/48	2,045	2,411
	Nutrien Ltd.	4.125%	3/15/35	1,158	1,216
	Nutrien Ltd.	7.125%	5/23/36	380	515
	Nutrien Ltd.	5.875%	12/1/36	1,086	1,343
	Nutrien Ltd.	5.625%	12/1/40	340	416
	Nutrien Ltd.	6.125%	1/15/41	1,246	1,576
	Nutrien Ltd.	4.900%	6/1/43	1,148	1,315
	Nutrien Ltd.	5.250%	1/15/45	793	955
	Nutrien Ltd.	5.000%	4/1/49	1,870	2,223
	Praxair Inc.	3.550%	11/7/42	1,828	2,018

73

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Rio Tinto Alcan Inc.	7.250%	3/15/31	943	1,343
	Rio Tinto Alcan Inc.	6.125%	12/15/33	919	1,269
	Rio Tinto Alcan Inc.	5.750%	6/1/35	970	1,271
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,577	3,394
	Rio Tinto Finance USA plc	4.750%	3/22/42	2,091	2,633
	Rio Tinto Finance USA plc	4.125%	8/21/42	1,719	2,025
	RPM International Inc.	5.250%	6/1/45	393	444
	RPM International Inc.	4.250%	1/15/48	1,180	1,166
	Sherwin-Williams Co.	4.000%	12/15/42	772	819
	Sherwin-Williams Co.	4.550%	8/1/45	838	945
	Sherwin-Williams Co.	4.500%	6/1/47	2,995	3,410
	Southern Copper Corp.	7.500%	7/27/35	2,086	2,826
	Southern Copper Corp.	6.750%	4/16/40	3,245	4,257
	Southern Copper Corp.	5.250%	11/8/42	2,605	2,983
	Southern Copper Corp.	5.875%	4/23/45	3,425	4,246
	Suzano Austria GmbH	5.000%	1/15/30	2,600	2,671
	Teck Resources Ltd.	6.125%	10/1/35	1,500	1,729
	Teck Resources Ltd.	6.000%	8/15/40	470	515
	Teck Resources Ltd.	6.250%	7/15/41	3,450	3,911
	Teck Resources Ltd.	5.200%	3/1/42	550	558
	Teck Resources Ltd.	5.400%	2/1/43	650	687
	Vale Canada Ltd.	7.200%	9/15/32	560	656
	Vale Overseas Ltd.	8.250%	1/17/34	2,308	3,110
	Vale Overseas Ltd.	6.875%	11/21/36	4,393	5,491
	Vale Overseas Ltd.	6.875%	11/10/39	2,967	3,727
	Vale SA	5.625%	9/11/42	1,790	1,998
	Westlake Chemical Corp.	5.000%	8/15/46	2,451	2,627
	Westlake Chemical Corp.	4.375%	11/15/47	580	577
	Westrock MWV LLC	8.200%	1/15/30	1,463	2,052
	Weyerhaeuser Co.	4.000%	11/15/29	2,550	2,816
	Weyerhaeuser Co.	7.375%	3/15/32	2,424	3,444
	Weyerhaeuser Co.	6.875%	12/15/33	325	446
	WRKCO Inc.	4.200%	6/1/32	1,275	1,411
	Capital Goods (5.2%)
	3M Co.	5.700%	3/15/37	850	1,165
	3M Co.	3.875%	6/15/44	940	1,078
	3M Co.	3.125%	9/19/46	2,048	2,030
	3M Co.	3.625%	10/15/47	1,392	1,506
	3M Co.	4.000%	9/14/48	2,190	2,495
	3M Co.	3.250%	8/26/49	1,500	1,532
3	ABB Finance USA Inc.	4.375%	5/8/42	1,869	2,338
	Boeing Co.	2.950%	2/1/30	2,035	2,107
	Boeing Co.	6.125%	2/15/33	961	1,305
	Boeing Co.	3.600%	5/1/34	2,680	2,960
	Boeing Co.	3.250%	2/1/35	1,970	2,100
	Boeing Co.	6.625%	2/15/38	748	1,084
	Boeing Co.	3.550%	3/1/38	770	821
	Boeing Co.	3.500%	3/1/39	1,290	1,381
	Boeing Co.	6.875%	3/15/39	520	788
	Boeing Co.	5.875%	2/15/40	1,171	1,625
	Boeing Co.	3.375%	6/15/46	803	822
	Boeing Co.	3.650%	3/1/47	1,535	1,695
	Boeing Co.	3.625%	3/1/48	1,300	1,407
	Boeing Co.	3.850%	11/1/48	650	729
	Boeing Co.	3.900%	5/1/49	1,200	1,348
	Boeing Co.	3.750%	2/1/50	3,280	3,647
	Boeing Co.	3.825%	3/1/59	1,825	1,983
	Boeing Co.	3.950%	8/1/59	1,060	1,199
	Caterpillar Inc.	5.300%	9/15/35	453	590
	Caterpillar Inc.	6.050%	8/15/36	733	1,030
	Caterpillar Inc.	5.200%	5/27/41	2,074	2,807
	Caterpillar Inc.	3.803%	8/15/42	4,699	5,419
	Caterpillar Inc.	4.300%	5/15/44	555	687

74

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Caterpillar Inc.	4.750%	5/15/64	1,729	2,238
Crane Co.	4.200%	3/15/48	875	939
Deere & Co.	5.375%	10/16/29	1,037	1,314
Deere & Co.	7.125%	3/3/31	403	592
Deere & Co.	3.900%	6/9/42	3,202	3,765
Dover Corp.	5.375%	10/15/35	950	1,207
Dover Corp.	5.375%	3/1/41	601	766
Eaton Corp.	4.000%	11/2/32	2,093	2,421
Eaton Corp.	4.150%	11/2/42	1,945	2,196
Eaton Corp.	3.915%	9/15/47	780	874
Emerson Electric Co.	5.250%	11/15/39	310	411
Fortive Corp.	4.300%	6/15/46	1,298	1,436
General Dynamics Corp.	3.600%	11/15/42	1,082	1,247
General Electric Co.	6.750%	3/15/32	7,209	8,875
General Electric Co.	6.150%	8/7/37	2,544	3,006
General Electric Co.	5.875%	1/14/38	7,784	8,969
General Electric Co.	6.875%	1/10/39	4,137	5,273
General Electric Co.	4.125%	10/9/42	4,352	4,169
General Electric Co.	4.500%	3/11/44	4,575	4,621
Honeywell International Inc.	5.700%	3/15/36	1,163	1,601
Honeywell International Inc.	5.700%	3/15/37	843	1,177
Honeywell International Inc.	5.375%	3/1/41	716	990
Honeywell International Inc.	3.812%	11/21/47	1,500	1,782
Illinois Tool Works Inc.	4.875%	9/15/41	1,996	2,609
Illinois Tool Works Inc.	3.900%	9/1/42	2,936	3,494
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	673	894
Ingersoll-Rand Global Holding Co. Ltd.	4.300%	2/21/48	750	848
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	878	1,027
Ingersoll-Rand Luxembourg Finance SA	4.500%	3/21/49	750	876
Johnson Controls International plc	6.000%	1/15/36	795	999
Johnson Controls International plc	4.625%	7/2/44	2,955	3,300
Johnson Controls International plc	4.500%	2/15/47	981	1,103
Johnson Controls International plc	4.950%	7/2/64	946	1,030
L3Harris Technologies Inc.	4.854%	4/27/35	974	1,158
L3Harris Technologies Inc.	6.150%	12/15/40	948	1,315
L3Harris Technologies Inc.	5.054%	4/27/45	898	1,150
Lockheed Martin Corp.	3.600%	3/1/35	2,078	2,289
Lockheed Martin Corp.	4.500%	5/15/36	1,531	1,868
Lockheed Martin Corp.	6.150%	9/1/36	815	1,158
Lockheed Martin Corp.	5.720%	6/1/40	524	721
Lockheed Martin Corp.	4.850%	9/15/41	830	1,054
Lockheed Martin Corp.	4.070%	12/15/42	3,260	3,836
Lockheed Martin Corp.	3.800%	3/1/45	2,142	2,449
Lockheed Martin Corp.	4.700%	5/15/46	2,735	3,539
Lockheed Martin Corp.	4.090%	9/15/52	3,568	4,295
Martin Marietta Materials Inc.	4.250%	12/15/47	1,570	1,597
Masco Corp.	7.750%	8/1/29	140	182
Masco Corp.	6.500%	8/15/32	140	171
Masco Corp.	4.500%	5/15/47	728	751
Northrop Grumman Corp.	5.050%	11/15/40	1,321	1,672
Northrop Grumman Corp.	4.750%	6/1/43	2,675	3,305
Northrop Grumman Corp.	3.850%	4/15/45	784	874
Northrop Grumman Corp.	4.030%	10/15/47	4,565	5,291
Northrop Grumman Systems Corp.	7.750%	2/15/31	576	859
Owens Corning	7.000%	12/1/36	382	483
Owens Corning	4.300%	7/15/47	853	781
Owens Corning	4.400%	1/30/48	1,168	1,101
Parker-Hannifin Corp.	4.200%	11/21/34	1,368	1,554
Parker-Hannifin Corp.	6.250%	5/15/38	895	1,234
Parker-Hannifin Corp.	4.450%	11/21/44	1,577	1,848
Parker-Hannifin Corp.	4.100%	3/1/47	615	695
Parker-Hannifin Corp.	4.000%	6/14/49	2,240	2,497
Precision Castparts Corp.	3.900%	1/15/43	782	890
Precision Castparts Corp.	4.375%	6/15/45	1,985	2,419

75

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Raytheon Co.	4.875%	10/15/40	1,208	1,575
Raytheon Co.	4.700%	12/15/41	923	1,174
Raytheon Co.	4.200%	12/15/44	553	674
Republic Services Inc.	6.200%	3/1/40	900	1,277
Republic Services Inc.	5.700%	5/15/41	1,015	1,382
Rockwell Automation Inc.	4.200%	3/1/49	1,425	1,748
Rockwell Collins Inc.	4.800%	12/15/43	1,513	1,844
Rockwell Collins Inc.	4.350%	4/15/47	2,040	2,397
Roper Technologies Inc.	2.950%	9/15/29	1,000	1,012
Snap-on Inc.	4.100%	3/1/48	280	334
Sonoco Products Co.	5.750%	11/1/40	1,493	1,874
Stanley Black & Decker Inc.	5.200%	9/1/40	1,040	1,324
Stanley Black & Decker Inc.	4.850%	11/15/48	1,900	2,449
Textron Inc.	3.900%	9/17/29	618	667
United Technologies Corp.	7.500%	9/15/29	975	1,384
United Technologies Corp.	5.400%	5/1/35	1,403	1,806
United Technologies Corp.	6.050%	6/1/36	1,528	2,068
United Technologies Corp.	6.125%	7/15/38	1,724	2,401
United Technologies Corp.	4.450%	11/16/38	2,855	3,450
United Technologies Corp.	5.700%	4/15/40	2,999	4,044
United Technologies Corp.	4.500%	6/1/42	9,255	11,148
United Technologies Corp.	4.150%	5/15/45	3,919	4,586
United Technologies Corp.	3.750%	11/1/46	1,185	1,308
United Technologies Corp.	4.050%	5/4/47	1,785	2,054
United Technologies Corp.	4.625%	11/16/48	2,325	2,937
Valmont Industries Inc.	5.000%	10/1/44	975	1,039
Valmont Industries Inc.	5.250%	10/1/54	954	1,018
Vulcan Materials Co.	4.500%	6/15/47	1,978	2,137
Vulcan Materials Co.	4.700%	3/1/48	465	515
Waste Management Inc.	3.900%	3/1/35	1,274	1,427
Waste Management Inc.	4.000%	7/15/39	1,355	1,567
Waste Management Inc.	4.100%	3/1/45	1,301	1,526
Waste Management Inc.	4.150%	7/15/49	2,530	3,014
WW Grainger Inc.	4.600%	6/15/45	1,966	2,353
WW Grainger Inc.	3.750%	5/15/46	815	862
WW Grainger Inc.	4.200%	5/15/47	1,470	1,684
Xylem Inc.	4.375%	11/1/46	834	941
Communication (14.2%)
Activision Blizzard Inc.	4.500%	6/15/47	1,170	1,359
America Movil SAB de CV	6.375%	3/1/35	2,264	3,127
America Movil SAB de CV	6.125%	11/15/37	800	1,096
America Movil SAB de CV	6.125%	3/30/40	4,595	6,397
America Movil SAB de CV	4.375%	7/16/42	2,573	2,988
America Movil SAB de CV	4.375%	4/22/49	3,900	4,609
AT&T Corp.	8.750%	11/15/31	822	1,181
AT&T Inc.	4.300%	2/15/30	7,480	8,289
AT&T Inc.	4.500%	5/15/35	6,520	7,257
AT&T Inc.	5.250%	3/1/37	8,027	9,541
AT&T Inc.	4.900%	8/15/37	2,907	3,342
AT&T Inc.	6.500%	9/1/37	350	454
AT&T Inc.	6.550%	2/15/39	475	628
AT&T Inc.	4.850%	3/1/39	4,050	4,639
AT&T Inc.	6.200%	3/15/40	1,100	1,406
AT&T Inc.	6.350%	3/15/40	1,113	1,450
AT&T Inc.	6.100%	7/15/40	500	634
AT&T Inc.	6.000%	8/15/40	3,591	4,493
AT&T Inc.	5.350%	9/1/40	6,405	7,627
AT&T Inc.	6.375%	3/1/41	2,370	3,096
AT&T Inc.	5.550%	8/15/41	1,482	1,777
AT&T Inc.	5.375%	10/15/41	2,470	2,958
AT&T Inc.	5.150%	3/15/42	3,580	4,148
AT&T Inc.	4.900%	6/15/42	2,908	3,274
AT&T Inc.	4.300%	12/15/42	4,674	4,915

76

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
AT&T Inc.	5.350%	12/15/43	1,869	2,170
AT&T Inc.	4.650%	6/1/44	1,006	1,085
AT&T Inc.	4.800%	6/15/44	6,788	7,570
AT&T Inc.	4.350%	6/15/45	6,946	7,407
AT&T Inc.	4.850%	7/15/45	300	343
AT&T Inc.	4.750%	5/15/46	6,709	7,508
AT&T Inc.	5.150%	11/15/46	4,611	5,402
AT&T Inc.	5.650%	2/15/47	1,199	1,494
AT&T Inc.	5.450%	3/1/47	6,659	8,148
AT&T Inc.	4.500%	3/9/48	8,940	9,764
AT&T Inc.	4.550%	3/9/49	6,847	7,480
AT&T Inc.	5.150%	2/15/50	4,780	5,678
AT&T Inc.	5.700%	3/1/57	3,025	3,832
AT&T Inc.	5.300%	8/15/58	725	853
Bell Canada Inc.	4.464%	4/1/48	3,600	4,288
Bell Canada Inc.	4.300%	7/29/49	500	587
British Telecommunications plc	9.625%	12/15/30	6,060	9,296
CBS Corp.	7.875%	7/30/30	1,709	2,426
CBS Corp.	5.500%	5/15/33	951	1,136
CBS Corp.	5.900%	10/15/40	827	1,042
CBS Corp.	4.850%	7/1/42	993	1,154
CBS Corp.	4.900%	8/15/44	1,147	1,340
CBS Corp.	4.600%	1/15/45	955	1,068
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	4,759	5,827
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	2,789	3,145
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	8,353	10,337
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	5,866	6,487
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	5,535	6,461
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	3,000	3,277
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	1,305	1,656
Comcast Corp.	4.250%	10/15/30	3,505	4,067
Comcast Corp.	4.250%	1/15/33	4,353	5,042
Comcast Corp.	7.050%	3/15/33	2,595	3,775
Comcast Corp.	4.200%	8/15/34	2,849	3,316
Comcast Corp.	5.650%	6/15/35	1,460	1,933
Comcast Corp.	4.400%	8/15/35	1,933	2,267
Comcast Corp.	6.500%	11/15/35	2,188	3,088
Comcast Corp.	3.200%	7/15/36	1,041	1,072
Comcast Corp.	6.450%	3/15/37	2,180	3,122
Comcast Corp.	6.950%	8/15/37	917	1,368
Comcast Corp.	3.900%	3/1/38	3,255	3,667
Comcast Corp.	6.400%	5/15/38	1,418	2,026
Comcast Corp.	4.600%	10/15/38	8,464	10,254
Comcast Corp.	6.550%	7/1/39	400	582
Comcast Corp.	6.400%	3/1/40	1,660	2,382
Comcast Corp.	4.650%	7/15/42	2,419	2,952
Comcast Corp.	4.500%	1/15/43	1,636	1,942
Comcast Corp.	4.750%	3/1/44	2,771	3,370
Comcast Corp.	4.600%	8/15/45	3,336	4,033
Comcast Corp.	3.400%	7/15/46	4,286	4,486
Comcast Corp.	4.000%	8/15/47	1,250	1,404
Comcast Corp.	3.969%	11/1/47	4,975	5,561
Comcast Corp.	4.000%	3/1/48	1,649	1,863
Comcast Corp.	4.700%	10/15/48	9,531	11,903
Comcast Corp.	3.999%	11/1/49	4,373	4,914
Comcast Corp.	4.049%	11/1/52	4,065	4,665
Comcast Corp.	4.950%	10/15/58	5,690	7,474

77

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Crown Castle International Corp.	4.750%	5/15/47	1,294	1,539
	Crown Castle International Corp.	5.200%	2/15/49	1,000	1,261
	Deutsche Telekom International Finance BV	8.750%	6/15/30	9,519	14,204
	Discovery Communications LLC	5.000%	9/20/37	3,292	3,630
	Discovery Communications LLC	6.350%	6/1/40	1,515	1,886
	Discovery Communications LLC	4.950%	5/15/42	1,159	1,240
	Discovery Communications LLC	4.875%	4/1/43	3,847	4,082
	Discovery Communications LLC	5.200%	9/20/47	4,260	4,815
	Discovery Communications LLC	5.300%	5/15/49	1,162	1,329
2	Fox Corp.	5.476%	1/25/39	3,000	3,739
2	Fox Corp.	5.576%	1/25/49	3,310	4,309
	Grupo Televisa SAB	8.500%	3/11/32	640	876
	Grupo Televisa SAB	6.625%	1/15/40	1,518	1,922
	Grupo Televisa SAB	5.000%	5/13/45	2,758	2,972
	Grupo Televisa SAB	6.125%	1/31/46	1,825	2,255
	Grupo Televisa SAB	5.250%	5/24/49	1,450	1,609
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	1,806	2,189
	Koninklijke KPN NV	8.375%	10/1/30	2,326	3,174
	Moody’s Corp.	5.250%	7/15/44	1,455	1,873
	Moody’s Corp.	4.875%	12/17/48	675	847
	NBCUniversal Media LLC	6.400%	4/30/40	1,433	2,054
	NBCUniversal Media LLC	5.950%	4/1/41	2,845	3,960
	NBCUniversal Media LLC	4.450%	1/15/43	2,591	3,040
	New Cingular Wireless Services Inc.	8.750%	3/1/31	425	611
	Orange SA	9.000%	3/1/31	6,660	10,469
	Orange SA	5.375%	1/13/42	2,892	3,756
	Orange SA	5.500%	2/6/44	824	1,100
	Rogers Communications Inc.	7.500%	8/15/38	745	1,126
	Rogers Communications Inc.	4.500%	3/15/43	2,076	2,404
	Rogers Communications Inc.	5.450%	10/1/43	1,616	2,092
	Rogers Communications Inc.	5.000%	3/15/44	1,845	2,285
	Rogers Communications Inc.	4.300%	2/15/48	105	121
	Rogers Communications Inc.	4.350%	5/1/49	4,199	4,925
	S&P Global Inc.	6.550%	11/15/37	904	1,307
	S&P Global Inc.	4.500%	5/15/48	1,225	1,557
	Telefonica Emisiones SAU	5.213%	3/8/47	6,881	7,977
	Telefonica Emisiones SAU	7.045%	6/20/36	4,558	6,217
	Telefonica Emisiones SAU	4.665%	3/6/38	2,000	2,195
	Telefonica Emisiones SAU	4.895%	3/6/48	4,250	4,732
	Telefonica Emisiones SAU	5.520%	3/1/49	3,104	3,788
	Telefonica Europe BV	8.250%	9/15/30	2,127	3,084
	TELUS Corp.	4.600%	11/16/48	1,927	2,328
	TELUS Corp.	4.300%	6/15/49	1,000	1,163
	Thomson Reuters Corp.	5.500%	8/15/35	1,250	1,455
	Thomson Reuters Corp.	5.850%	4/15/40	285	346
	Thomson Reuters Corp.	5.650%	11/23/43	877	1,043
	Time Warner Cable LLC	6.550%	5/1/37	1,603	1,932
	Time Warner Cable LLC	7.300%	7/1/38	4,380	5,618
	Time Warner Cable LLC	6.750%	6/15/39	3,491	4,336
	Time Warner Cable LLC	5.875%	11/15/40	2,723	3,104
	Time Warner Cable LLC	5.500%	9/1/41	3,563	3,869
	Time Warner Cable LLC	4.500%	9/15/42	3,960	3,967
	Time Warner Entertainment Co. LP	8.375%	7/15/33	2,378	3,335
2	Verizon Communications Inc.	4.016%	12/3/29	11,327	12,798
	Verizon Communications Inc.	4.500%	8/10/33	6,975	8,247
	Verizon Communications Inc.	6.400%	9/15/33	570	776
	Verizon Communications Inc.	4.400%	11/1/34	6,968	8,047
	Verizon Communications Inc.	5.850%	9/15/35	400	529
	Verizon Communications Inc.	4.272%	1/15/36	7,942	9,119
	Verizon Communications Inc.	5.250%	3/16/37	6,680	8,467
	Verizon Communications Inc.	4.812%	3/15/39	3,865	4,709
	Verizon Communications Inc.	4.750%	11/1/41	2,620	3,173
	Verizon Communications Inc.	3.850%	11/1/42	3,561	3,847
	Verizon Communications Inc.	6.550%	9/15/43	2,100	3,127

78

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Verizon Communications Inc.	4.125%	8/15/46	4,950	5,592
	Verizon Communications Inc.	4.862%	8/21/46	11,120	13,855
	Verizon Communications Inc.	5.500%	3/16/47	1,545	2,076
	Verizon Communications Inc.	4.522%	9/15/48	9,689	11,669
	Verizon Communications Inc.	5.012%	4/15/49	8,119	10,374
	Verizon Communications Inc.	5.012%	8/21/54	4,428	5,721
	Verizon Communications Inc.	4.672%	3/15/55	7,679	9,397
	Viacom Inc.	6.875%	4/30/36	3,383	4,541
	Viacom Inc.	4.375%	3/15/43	3,379	3,562
	Viacom Inc.	5.850%	9/1/43	2,915	3,648
	Viacom Inc.	5.250%	4/1/44	50	57
	Vodafone Group plc	7.875%	2/15/30	788	1,096
	Vodafone Group plc	6.250%	11/30/32	389	502
	Vodafone Group plc	6.150%	2/27/37	2,470	3,138
	Vodafone Group plc	5.000%	5/30/38	5,323	6,183
	Vodafone Group plc	4.375%	2/19/43	4,155	4,413
	Vodafone Group plc	5.250%	5/30/48	7,700	9,234
	Vodafone Group plc	4.875%	6/19/49	4,243	4,904
	Walt Disney Co.	7.000%	3/1/32	1,280	1,899
2	Walt Disney Co.	6.550%	3/15/33	876	1,257
2	Walt Disney Co.	6.200%	12/15/34	2,725	3,847
2	Walt Disney Co.	6.400%	12/15/35	3,337	4,845
2	Walt Disney Co.	6.150%	3/1/37	3,197	4,573
2	Walt Disney Co.	6.900%	8/15/39	2,145	3,327
2	Walt Disney Co.	6.150%	2/15/41	3,843	5,659
	Walt Disney Co.	4.375%	8/16/41	1,091	1,347
	Walt Disney Co.	4.125%	12/1/41	2,457	2,952
	Walt Disney Co.	3.700%	12/1/42	2,715	3,072
2	Walt Disney Co.	5.400%	10/1/43	2,086	2,903
	Walt Disney Co.	4.125%	6/1/44	803	979
2	Walt Disney Co.	4.750%	9/15/44	2,860	3,738
2	Walt Disney Co.	4.950%	10/15/45	800	1,081
2	Walt Disney Co.	7.750%	12/1/45	545	958
	Walt Disney Co.	3.000%	7/30/46	1,180	1,205
2	Walt Disney Co.	4.750%	11/15/46	350	466
	Consumer Cyclical (5.8%)
	Alibaba Group Holding Ltd.	4.500%	11/28/34	1,361	1,566
	Alibaba Group Holding Ltd.	4.000%	12/6/37	2,860	3,142
	Alibaba Group Holding Ltd.	4.200%	12/6/47	3,995	4,614
	Alibaba Group Holding Ltd.	4.400%	12/6/57	2,100	2,500
	Amazon.com Inc.	4.800%	12/5/34	3,507	4,462
	Amazon.com Inc.	3.875%	8/22/37	6,699	7,799
	Amazon.com Inc.	4.950%	12/5/44	1,714	2,291
	Amazon.com Inc.	4.050%	8/22/47	7,810	9,544
	Amazon.com Inc.	4.250%	8/22/57	7,132	9,137
	Aptiv plc	4.400%	10/1/46	655	663
	Aptiv plc	5.400%	3/15/49	1,000	1,143
	BorgWarner Inc.	4.375%	3/15/45	1,258	1,331
	Cummins Inc.	7.125%	3/1/28	325	441
	Cummins Inc.	4.875%	10/1/43	938	1,220
	Daimler Finance North America LLC	8.500%	1/18/31	2,586	3,883
	Darden Restaurants Inc.	4.550%	2/15/48	700	750
	eBay Inc.	4.000%	7/15/42	1,357	1,338
	Ford Motor Co.	7.450%	7/16/31	4,510	5,334
	Ford Motor Co.	4.750%	1/15/43	3,519	3,175
	Ford Motor Co.	7.400%	11/1/46	1,568	1,868
	Ford Motor Co.	5.291%	12/8/46	3,002	2,882
	General Motors Co.	5.000%	4/1/35	1,646	1,714
	General Motors Co.	6.600%	4/1/36	3,632	4,247
	General Motors Co.	5.150%	4/1/38	2,875	2,983
	General Motors Co.	6.250%	10/2/43	3,982	4,466
	General Motors Co.	5.200%	4/1/45	1,508	1,528
	General Motors Co.	6.750%	4/1/46	2,070	2,446

79

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
General Motors Co.	5.400%	4/1/48	1,753	1,815
General Motors Co.	5.950%	4/1/49	2,235	2,479
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	900	906
Harley-Davidson Inc.	4.625%	7/28/45	1,013	1,079
Home Depot Inc.	5.875%	12/16/36	7,331	10,348
Home Depot Inc.	5.400%	9/15/40	1,680	2,272
Home Depot Inc.	5.950%	4/1/41	2,760	3,967
Home Depot Inc.	4.200%	4/1/43	1,961	2,329
Home Depot Inc.	4.875%	2/15/44	2,172	2,824
Home Depot Inc.	4.400%	3/15/45	1,653	2,049
Home Depot Inc.	4.250%	4/1/46	4,179	5,061
Home Depot Inc.	3.900%	6/15/47	1,830	2,110
Home Depot Inc.	4.500%	12/6/48	3,704	4,713
Home Depot Inc.	3.500%	9/15/56	2,613	2,815
Kohl’s Corp.	5.550%	7/17/45	1,035	1,081
Lear Corp.	5.250%	5/15/49	875	920
Lowe’s Cos. Inc.	4.650%	4/15/42	2,285	2,615
Lowe’s Cos. Inc.	4.250%	9/15/44	1,443	1,585
Lowe’s Cos. Inc.	4.375%	9/15/45	1,081	1,206
Lowe’s Cos. Inc.	3.700%	4/15/46	3,403	3,483
Lowe’s Cos. Inc.	4.050%	5/3/47	3,438	3,716
Lowe’s Cos. Inc.	4.550%	4/5/49	3,900	4,562
Macy’s Retail Holdings Inc.	4.500%	12/15/34	780	719
Mastercard Inc.	3.800%	11/21/46	1,334	1,559
Mastercard Inc.	3.950%	2/26/48	1,590	1,895
Mastercard Inc.	3.650%	6/1/49	2,934	3,405
McDonald’s Corp.	2.625%	9/1/29	1,000	1,010
McDonald’s Corp.	4.700%	12/9/35	1,695	2,045
McDonald’s Corp.	6.300%	10/15/37	1,980	2,746
McDonald’s Corp.	6.300%	3/1/38	1,455	2,032
McDonald’s Corp.	5.700%	2/1/39	930	1,229
McDonald’s Corp.	4.875%	7/15/40	400	487
McDonald’s Corp.	3.700%	2/15/42	1,402	1,479
McDonald’s Corp.	3.625%	5/1/43	1,974	2,049
McDonald’s Corp.	4.600%	5/26/45	374	443
McDonald’s Corp.	4.875%	12/9/45	5,755	7,061
McDonald’s Corp.	4.450%	3/1/47	2,406	2,813
McDonald’s Corp.	4.450%	9/1/48	1,180	1,389
NIKE Inc.	3.625%	5/1/43	1,146	1,277
NIKE Inc.	3.875%	11/1/45	2,736	3,183
NIKE Inc.	3.375%	11/1/46	1,710	1,859
Nordstrom Inc.	5.000%	1/15/44	2,400	2,330
QVC Inc.	5.450%	8/15/34	975	996
Starbucks Corp.	4.300%	6/15/45	1,605	1,802
Starbucks Corp.	3.750%	12/1/47	845	883
Starbucks Corp.	4.500%	11/15/48	2,550	2,989
Starbucks Corp.	4.450%	8/15/49	1,825	2,129
Target Corp.	6.350%	11/1/32	844	1,195
Target Corp.	6.500%	10/15/37	1,057	1,600
Target Corp.	7.000%	1/15/38	1,650	2,614
Target Corp.	4.000%	7/1/42	4,017	4,702
Target Corp.	3.625%	4/15/46	2,085	2,343
Target Corp.	3.900%	11/15/47	904	1,066
VF Corp.	6.450%	11/1/37	920	1,340
Visa Inc.	4.150%	12/14/35	3,694	4,520
Visa Inc.	4.300%	12/14/45	8,937	11,359
Visa Inc.	3.650%	9/15/47	1,094	1,276
Walgreen Co.	4.400%	9/15/42	1,165	1,190
Walgreens Boots Alliance Inc.	4.500%	11/18/34	961	1,033
Walgreens Boots Alliance Inc.	4.800%	11/18/44	3,891	4,122
Walgreens Boots Alliance Inc.	4.650%	6/1/46	970	1,026
Walmart Inc.	7.550%	2/15/30	793	1,182
Walmart Inc.	5.250%	9/1/35	4,509	6,084
Walmart Inc.	6.200%	4/15/38	2,665	4,065

80

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Walmart Inc.	3.950%	6/28/38	4,041	4,832
Walmart Inc.	5.625%	4/1/40	1,317	1,893
Walmart Inc.	4.875%	7/8/40	875	1,158
Walmart Inc.	5.000%	10/25/40	1,642	2,218
Walmart Inc.	5.625%	4/15/41	2,811	4,072
Walmart Inc.	4.000%	4/11/43	2,661	3,202
Walmart Inc.	4.300%	4/22/44	1,540	1,939
Walmart Inc.	3.625%	12/15/47	2,457	2,871
Walmart Inc.	4.050%	6/29/48	8,008	9,967
Western Union Co.	6.200%	11/17/36	1,322	1,449
Consumer Noncyclical (18.4%)
Abbott Laboratories	4.750%	11/30/36	4,135	5,174
Abbott Laboratories	6.150%	11/30/37	774	1,088
Abbott Laboratories	6.000%	4/1/39	1,014	1,425
Abbott Laboratories	5.300%	5/27/40	1,743	2,311
Abbott Laboratories	4.750%	4/15/43	1,678	2,098
Abbott Laboratories	4.900%	11/30/46	8,185	10,862
AbbVie Inc.	4.500%	5/14/35	5,730	6,226
AbbVie Inc.	4.300%	5/14/36	2,567	2,735
AbbVie Inc.	4.400%	11/6/42	7,367	7,735
AbbVie Inc.	4.700%	5/14/45	6,892	7,478
AbbVie Inc.	4.450%	5/14/46	5,476	5,754
AbbVie Inc.	4.875%	11/14/48	2,044	2,289
Advocate Health & Hospitals Corp.	4.272%	8/15/48	900	1,123
AHS Hospital Corp.	5.024%	7/1/45	763	1,029
Allergan Finance LLC	4.625%	10/1/42	2,375	2,541
Allergan Funding SCS	4.550%	3/15/35	4,240	4,517
Allergan Funding SCS	4.850%	6/15/44	2,216	2,430
Allergan Funding SCS	4.750%	3/15/45	1,055	1,149
Allina Health System	3.887%	4/15/49	900	1,048
Altria Group Inc.	5.800%	2/14/39	4,720	5,829
Altria Group Inc.	4.250%	8/9/42	716	736
Altria Group Inc.	4.500%	5/2/43	2,035	2,186
Altria Group Inc.	5.375%	1/31/44	4,116	4,842
Altria Group Inc.	3.875%	9/16/46	1,460	1,435
Altria Group Inc.	5.950%	2/14/49	4,750	6,102
Altria Group Inc.	6.200%	2/14/59	3,780	4,885
AmerisourceBergen Corp.	4.250%	3/1/45	1,000	1,044
AmerisourceBergen Corp.	4.300%	12/15/47	1,523	1,623
Amgen Inc.	6.400%	2/1/39	2,195	3,004
Amgen Inc.	4.950%	10/1/41	1,728	2,064
Amgen Inc.	5.150%	11/15/41	2,475	3,025
Amgen Inc.	4.400%	5/1/45	5,006	5,678
Amgen Inc.	4.563%	6/15/48	4,955	5,786
Amgen Inc.	4.663%	6/15/51	8,748	10,410
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	14,330	16,696
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	25,643	30,655
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,385	1,613
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,690	1,797
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,781	2,037
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,000	2,391
Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	3,250	3,898
Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	850	1,062
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	3,630	4,128
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,310	3,691
Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	1,265	1,611
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	758	1,200
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,160	6,137
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,169	3,254
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	4,595	5,333
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	6,353	7,158

81

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	8,095	10,610
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	4,370	5,122
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	4,600	6,287
	Archer-Daniels-Midland Co.	5.935%	10/1/32	880	1,186
	Archer-Daniels-Midland Co.	5.375%	9/15/35	1,080	1,403
	Archer-Daniels-Midland Co.	4.535%	3/26/42	1,146	1,443
	Archer-Daniels-Midland Co.	4.016%	4/16/43	1,422	1,645
	Archer-Daniels-Midland Co.	3.750%	9/15/47	935	1,045
	Archer-Daniels-Midland Co.	4.500%	3/15/49	2,748	3,523
	Ascension Health	3.945%	11/15/46	2,418	2,885
1	Ascension Health	4.847%	11/15/53	1,138	1,535
	AstraZeneca plc	6.450%	9/15/37	6,573	9,394
	AstraZeneca plc	4.000%	9/18/42	2,496	2,782
	AstraZeneca plc	4.375%	11/16/45	2,939	3,509
	AstraZeneca plc	4.375%	8/17/48	1,548	1,871
	BAT Capital Corp.	4.390%	8/15/37	5,804	5,854
	BAT Capital Corp.	4.540%	8/15/47	5,638	5,643
	Baxalta Inc.	5.250%	6/23/45	966	1,294
	Baxter International Inc.	3.500%	8/15/46	1,173	1,191
	Baylor Scott & White Holdings	4.185%	11/15/45	1,506	1,817
	Baylor Scott & White Holdings	3.967%	11/15/46	200	234
	Becton Dickinson & Co.	4.685%	12/15/44	2,288	2,700
	Becton Dickinson & Co.	4.669%	6/6/47	4,009	4,817
	Biogen Inc.	5.200%	9/15/45	4,054	4,848
	Boston Scientific Corp.	7.000%	11/15/35	530	752
	Boston Scientific Corp.	4.550%	3/1/39	1,590	1,902
	Boston Scientific Corp.	7.375%	1/15/40	685	1,067
	Boston Scientific Corp.	4.700%	3/1/49	3,395	4,234
2	Bristol-Myers Squibb Co.	4.125%	6/15/39	4,955	5,736
	Bristol-Myers Squibb Co.	3.250%	8/1/42	2,075	2,106
	Bristol-Myers Squibb Co.	4.500%	3/1/44	1,758	2,133
2	Bristol-Myers Squibb Co.	4.250%	10/26/49	7,600	9,093
	Brown-Forman Corp.	4.000%	4/15/38	700	807
	Brown-Forman Corp.	4.500%	7/15/45	1,051	1,329
	Campbell Soup Co.	3.800%	8/2/42	1,030	990
	Campbell Soup Co.	4.800%	3/15/48	1,571	1,771
	Cardinal Health Inc.	4.600%	3/15/43	1,877	1,847
	Cardinal Health Inc.	4.500%	11/15/44	312	303
	Cardinal Health Inc.	4.900%	9/15/45	975	1,001
	Cardinal Health Inc.	4.368%	6/15/47	936	905
	Celgene Corp.	5.250%	8/15/43	1,370	1,776
	Celgene Corp.	4.625%	5/15/44	2,094	2,523
	Celgene Corp.	5.000%	8/15/45	4,220	5,390
	Celgene Corp.	4.350%	11/15/47	4,410	5,301
	Celgene Corp.	4.550%	2/20/48	2,895	3,595
	Children’s Hospital Corp.	4.115%	1/1/47	585	697
	Children’s Hospital Medical Center	4.268%	5/15/44	760	916
	Church & Dwight Co. Inc.	3.950%	8/1/47	1,013	1,114
	Cigna Corp.	4.800%	8/15/38	4,280	4,969
	Cigna Corp.	4.900%	12/15/48	4,730	5,541
	City of Hope	4.378%	8/15/48	1,075	1,298
	Cleveland Clinic Foundation	4.858%	1/1/14	913	1,271
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,565
	Colgate-Palmolive Co.	4.000%	8/15/45	541	657
	Colgate-Palmolive Co.	3.700%	8/1/47	1,820	2,119
	CommonSpirit Health	3.347%	10/1/29	2,000	2,059
1	CommonSpirit Health	4.350%	11/1/42	1,754	1,908
	CommonSpirit Health	3.817%	10/1/49	920	956
	CommonSpirit Health	4.187%	10/1/49	2,850	3,050
	Conagra Brands Inc.	8.250%	9/15/30	423	592
	Conagra Brands Inc.	5.300%	11/1/38	2,423	2,822
	Conagra Brands Inc.	5.400%	11/1/48	2,485	2,959
	Constellation Brands Inc.	4.500%	5/9/47	1,280	1,451
	Constellation Brands Inc.	4.100%	2/15/48	846	915

82

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Constellation Brands Inc.	5.250%	11/15/48	1,205	1,531
CVS Health Corp.	4.875%	7/20/35	1,875	2,116
CVS Health Corp.	4.780%	3/25/38	12,118	13,580
CVS Health Corp.	6.125%	9/15/39	1,595	1,971
CVS Health Corp.	5.300%	12/5/43	3,003	3,547
CVS Health Corp.	5.125%	7/20/45	8,324	9,674
CVS Health Corp.	5.050%	3/25/48	18,730	21,899
Danaher Corp.	4.375%	9/15/45	422	511
Dartmouth-Hitchcock Health	4.178%	8/1/48	625	750
Delhaize America LLC	9.000%	4/15/31	470	704
Diageo Capital plc	5.875%	9/30/36	1,231	1,728
Diageo Capital plc	3.875%	4/29/43	533	627
Diageo Investment Corp.	7.450%	4/15/35	837	1,292
Diageo Investment Corp.	4.250%	5/11/42	966	1,164
Dignity Health	4.500%	11/1/42	950	1,044
Dignity Health	5.267%	11/1/64	513	638
Duke University Health System Inc.	3.920%	6/1/47	1,368	1,651
Eli Lilly & Co.	5.550%	3/15/37	406	540
Eli Lilly & Co.	3.875%	3/15/39	1,685	1,959
Eli Lilly & Co.	3.700%	3/1/45	2,951	3,265
Eli Lilly & Co.	3.950%	5/15/47	2,101	2,463
Eli Lilly & Co.	3.950%	3/15/49	2,588	3,021
Eli Lilly & Co.	4.150%	3/15/59	2,875	3,443
Estee Lauder Cos. Inc.	6.000%	5/15/37	410	575
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,153	1,435
Estee Lauder Cos. Inc.	4.150%	3/15/47	1,208	1,466
Express Scripts Holding Co.	6.125%	11/15/41	2,058	2,655
Express Scripts Holding Co.	4.800%	7/15/46	5,462	6,250
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,313	1,539
Genentech Inc.	5.250%	7/15/35	713	913
General Mills Inc.	4.550%	4/17/38	1,600	1,840
General Mills Inc.	5.400%	6/15/40	1,933	2,387
General Mills Inc.	4.150%	2/15/43	1,346	1,445
General Mills Inc.	4.700%	4/17/48	395	468
Gilead Sciences Inc.	4.600%	9/1/35	3,034	3,643
Gilead Sciences Inc.	4.000%	9/1/36	2,410	2,736
Gilead Sciences Inc.	5.650%	12/1/41	2,794	3,719
Gilead Sciences Inc.	4.800%	4/1/44	3,356	4,054
Gilead Sciences Inc.	4.500%	2/1/45	4,209	4,906
Gilead Sciences Inc.	4.750%	3/1/46	6,575	7,974
Gilead Sciences Inc.	4.150%	3/1/47	2,756	3,120
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,025	1,354
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,757	9,876
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	952	1,133
Hackensack Meridian Health Inc.	4.500%	7/1/57	273	349
Hackensack Meridian Health Inc.	4.211%	7/1/48	925	1,132
Hasbro Inc.	6.350%	3/15/40	1,113	1,330
Hasbro Inc.	5.100%	5/15/44	568	593
HCA Inc.	5.125%	6/15/39	3,150	3,473
HCA Inc.	5.500%	6/15/47	3,335	3,839
HCA Inc.	5.250%	6/15/49	4,435	4,973
Hershey Co.	3.375%	8/15/46	622	681
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	850	1,038
JM Smucker Co.	4.250%	3/15/35	1,600	1,719
JM Smucker Co.	4.375%	3/15/45	843	914
Johns Hopkins Health System Corp.	3.837%	5/15/46	938	1,118
Johnson & Johnson	6.950%	9/1/29	650	922
Johnson & Johnson	4.950%	5/15/33	1,053	1,359
Johnson & Johnson	4.375%	12/5/33	2,415	2,959
Johnson & Johnson	3.550%	3/1/36	2,409	2,692
Johnson & Johnson	3.625%	3/3/37	3,073	3,463
Johnson & Johnson	5.950%	8/15/37	1,863	2,678
Johnson & Johnson	3.400%	1/15/38	3,396	3,755
Johnson & Johnson	5.850%	7/15/38	1,126	1,604

83

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Johnson & Johnson	4.500%	9/1/40	2,137	2,637
	Johnson & Johnson	4.850%	5/15/41	1,050	1,383
	Johnson & Johnson	4.500%	12/5/43	1,075	1,373
	Johnson & Johnson	3.700%	3/1/46	4,590	5,294
	Johnson & Johnson	3.750%	3/3/47	2,695	3,158
	Johnson & Johnson	3.500%	1/15/48	1,279	1,442
	Kaiser Foundation Hospitals	4.875%	4/1/42	1,800	2,351
	Kaiser Foundation Hospitals	4.150%	5/1/47	3,080	3,791
	Kellogg Co.	7.450%	4/1/31	1,342	1,881
	Kellogg Co.	4.500%	4/1/46	1,380	1,545
	Keurig Dr Pepper Inc.	4.985%	5/25/38	1,790	2,109
	Keurig Dr Pepper Inc.	4.500%	11/15/45	1,503	1,634
	Keurig Dr Pepper Inc.	4.420%	12/15/46	1,015	1,095
	Keurig Dr Pepper Inc.	5.085%	5/25/48	965	1,171
	Kimberly-Clark Corp.	6.625%	8/1/37	953	1,425
	Kimberly-Clark Corp.	5.300%	3/1/41	1,525	2,072
	Kimberly-Clark Corp.	3.200%	7/30/46	2,050	2,160
	Kimberly-Clark Corp.	3.900%	5/4/47	1,175	1,377
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	677	853
	Koninklijke Philips NV	6.875%	3/11/38	1,480	2,228
	Koninklijke Philips NV	5.000%	3/15/42	1,447	1,804
	Kraft Foods Group Inc.	6.875%	1/26/39	1,241	1,516
	Kraft Foods Group Inc.	6.500%	2/9/40	2,348	2,813
	Kraft Foods Group Inc.	5.000%	6/4/42	5,221	5,395
	Kraft Heinz Foods Co.	6.750%	3/15/32	250	311
	Kraft Heinz Foods Co.	5.000%	7/15/35	3,198	3,435
	Kraft Heinz Foods Co.	5.200%	7/15/45	4,536	4,788
	Kraft Heinz Foods Co.	4.375%	6/1/46	6,985	6,685
	Kroger Co.	7.500%	4/1/31	856	1,176
	Kroger Co.	6.900%	4/15/38	406	544
	Kroger Co.	5.400%	7/15/40	928	1,051
	Kroger Co.	5.000%	4/15/42	751	817
	Kroger Co.	5.150%	8/1/43	2,055	2,283
	Kroger Co.	3.875%	10/15/46	825	785
	Kroger Co.	4.450%	2/1/47	1,454	1,520
	Kroger Co.	4.650%	1/15/48	1,998	2,129
	Kroger Co.	5.400%	1/15/49	1,325	1,570
	Laboratory Corp. of America Holdings	4.700%	2/1/45	2,266	2,550
1	Mayo Clinic	3.774%	11/15/43	750	861
1	Mayo Clinic	4.000%	11/15/47	648	763
1	Mayo Clinic	4.128%	11/15/52	525	641
	McCormick & Co. Inc.	4.200%	8/15/47	775	877
	McKesson Corp.	6.000%	3/1/41	1,435	1,815
	McLaren Health Care Corp.	4.386%	5/15/48	450	554
	Mead Johnson Nutrition Co.	5.900%	11/1/39	995	1,388
	Mead Johnson Nutrition Co.	4.600%	6/1/44	1,333	1,698
	Medtronic Inc.	4.375%	3/15/35	4,563	5,525
	Medtronic Inc.	4.625%	3/15/45	5,168	6,713
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	645	878
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	1,045	1,295
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,453	1,835
	Merck & Co. Inc.	6.500%	12/1/33	1,935	2,859
	Merck & Co. Inc.	3.900%	3/7/39	2,760	3,267
	Merck & Co. Inc.	3.600%	9/15/42	1,920	2,149
	Merck & Co. Inc.	4.150%	5/18/43	3,575	4,387
	Merck & Co. Inc.	3.700%	2/10/45	5,011	5,702
	Merck & Co. Inc.	4.000%	3/7/49	3,450	4,163
	Molson Coors Brewing Co.	5.000%	5/1/42	2,703	3,022
	Molson Coors Brewing Co.	4.200%	7/15/46	4,242	4,325
1	Montefiore Obligated Group	5.246%	11/1/48	1,250	1,501
1	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	600	657
	Mylan Inc.	5.400%	11/29/43	1,377	1,482
	Mylan Inc.	5.200%	4/15/48	970	1,058
	Mylan NV	5.250%	6/15/46	3,065	3,346

84

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	New York & Presbyterian Hospital	4.024%	8/1/45	1,923	2,318
	New York & Presbyterian Hospital	4.063%	8/1/56	888	1,024
	Newell Brands Inc.	5.375%	4/1/36	1,753	1,881
	Newell Brands Inc.	5.500%	4/1/46	1,049	1,129
	Northwell Healthcare Inc.	3.979%	11/1/46	570	642
	Northwell Healthcare Inc.	4.260%	11/1/47	2,285	2,668
	Novartis Capital Corp.	3.700%	9/21/42	1,420	1,605
	Novartis Capital Corp.	4.400%	5/6/44	4,490	5,620
	Novartis Capital Corp.	4.000%	11/20/45	2,705	3,220
	NYU Hospitals Center	4.784%	7/1/44	938	1,205
1	NYU Hospitals Center	4.368%	7/1/47	898	1,071
	Orlando Health Obligated Group	4.089%	10/1/48	600	714
	Partners Healthcare System Inc.	3.765%	7/1/48	650	735
	Partners Healthcare System Inc.	4.117%	7/1/55	475	575
	PeaceHealth Obligated Group	4.787%	11/15/48	900	1,216
	PepsiCo Inc.	4.875%	11/1/40	300	389
	PepsiCo Inc.	4.000%	3/5/42	1,810	2,142
	PepsiCo Inc.	3.600%	8/13/42	1,800	2,016
	PepsiCo Inc.	4.250%	10/22/44	2,297	2,811
	PepsiCo Inc.	4.600%	7/17/45	1,187	1,525
	PepsiCo Inc.	4.450%	4/14/46	4,836	6,128
	PepsiCo Inc.	3.450%	10/6/46	4,053	4,458
	PepsiCo Inc.	4.000%	5/2/47	2,330	2,801
	PepsiCo Inc.	3.375%	7/29/49	1,025	1,119
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	694	679
	Pfizer Inc.	4.000%	12/15/36	2,471	2,872
	Pfizer Inc.	4.100%	9/15/38	2,304	2,724
	Pfizer Inc.	3.900%	3/15/39	2,675	3,082
	Pfizer Inc.	7.200%	3/15/39	4,402	6,978
	Pfizer Inc.	5.600%	9/15/40	1,071	1,508
	Pfizer Inc.	4.300%	6/15/43	2,200	2,655
	Pfizer Inc.	4.400%	5/15/44	1,555	1,894
	Pfizer Inc.	4.125%	12/15/46	2,894	3,432
	Pfizer Inc.	4.200%	9/15/48	2,465	2,988
	Pfizer Inc.	4.000%	3/15/49	2,070	2,430
	Philip Morris International Inc.	6.375%	5/16/38	3,888	5,330
	Philip Morris International Inc.	4.375%	11/15/41	3,015	3,341
	Philip Morris International Inc.	4.500%	3/20/42	1,329	1,498
	Philip Morris International Inc.	3.875%	8/21/42	1,750	1,814
	Philip Morris International Inc.	4.125%	3/4/43	2,800	2,981
	Philip Morris International Inc.	4.875%	11/15/43	1,215	1,430
	Philip Morris International Inc.	4.250%	11/10/44	1,862	2,045
	Procter & Gamble Co.	5.500%	2/1/34	100	140
	Procter & Gamble Co.	5.550%	3/5/37	1,260	1,772
	Procter & Gamble Co.	3.500%	10/25/47	1,940	2,235
1	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	800	914
1	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	715	839
	Quest Diagnostics Inc.	4.700%	3/30/45	688	786
	Reynolds American Inc.	5.700%	8/15/35	1,434	1,655
	Reynolds American Inc.	7.250%	6/15/37	1,496	1,954
	Reynolds American Inc.	6.150%	9/15/43	1,843	2,160
	Reynolds American Inc.	5.850%	8/15/45	5,414	6,111
	RWJ Barnabas Health Inc.	3.949%	7/1/46	813	934
	Stanford Health Care	3.795%	11/15/48	1,000	1,183
	Stryker Corp.	4.100%	4/1/43	1,802	2,053
	Stryker Corp.	4.375%	5/15/44	845	1,008
	Stryker Corp.	4.625%	3/15/46	1,035	1,304
	Sutter Health	4.091%	8/15/48	825	982
	Sysco Corp.	5.375%	9/21/35	261	326
	Sysco Corp.	4.850%	10/1/45	930	1,154
	Sysco Corp.	4.500%	4/1/46	2,084	2,468
	Sysco Corp.	4.450%	3/15/48	1,250	1,496
1	Texas Health Resources	4.330%	11/15/55	552	693
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,383	1,800

85

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	1,160	1,311
	Toledo Hospital	5.750%	11/15/38	1,250	1,498
	Toledo Hospital	6.015%	11/15/48	1,000	1,257
	Trinity Health Corp.	4.125%	12/1/45	750	892
	Tyson Foods Inc.	4.875%	8/15/34	1,671	2,004
	Tyson Foods Inc.	5.150%	8/15/44	405	483
	Tyson Foods Inc.	4.550%	6/2/47	2,762	3,181
	Tyson Foods Inc.	5.100%	9/28/48	4,110	5,100
	Unilever Capital Corp.	5.900%	11/15/32	2,132	2,940
	Whirlpool Corp.	4.500%	6/1/46	1,190	1,257
1	Willis-Knighton Medical Center	4.813%	9/1/48	700	906
	Wyeth LLC	6.500%	2/1/34	2,923	4,203
	Wyeth LLC	6.000%	2/15/36	787	1,101
	Wyeth LLC	5.950%	4/1/37	5,443	7,555
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	830	1,009
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	952	1,027
	Zoetis Inc.	4.700%	2/1/43	2,260	2,744
	Zoetis Inc.	3.950%	9/12/47	1,669	1,858
	Zoetis Inc.	4.450%	8/20/48	910	1,099
	Energy (10.5%)
	Anadarko Finance Co.	7.500%	5/1/31	1,632	2,176
	Anadarko Petroleum Corp.	6.450%	9/15/36	3,946	4,953
	Anadarko Petroleum Corp.	7.950%	6/15/39	310	430
	Anadarko Petroleum Corp.	6.200%	3/15/40	1,578	1,933
	Anadarko Petroleum Corp.	4.500%	7/15/44	1,228	1,264
	Anadarko Petroleum Corp.	6.600%	3/15/46	2,885	3,799
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	1,610	1,736
	Apache Corp.	4.250%	1/15/30	370	376
	Apache Corp.	5.100%	9/1/40	3,156	3,189
	Apache Corp.	5.250%	2/1/42	2,966	3,057
	Apache Corp.	4.750%	4/15/43	3,960	3,810
	Apache Corp.	4.250%	1/15/44	2,935	2,657
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	2,425	2,726
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,480	3,412
	Buckeye Partners LP	5.850%	11/15/43	1,383	1,186
	Burlington Resources Finance Co.	7.200%	8/15/31	1,672	2,402
	Burlington Resources Finance Co.	7.400%	12/1/31	1,639	2,409
	Canadian Natural Resources Ltd.	7.200%	1/15/32	858	1,157
	Canadian Natural Resources Ltd.	6.450%	6/30/33	846	1,080
	Canadian Natural Resources Ltd.	5.850%	2/1/35	475	575
	Canadian Natural Resources Ltd.	6.500%	2/15/37	1,431	1,859
	Canadian Natural Resources Ltd.	6.250%	3/15/38	2,429	3,118
	Canadian Natural Resources Ltd.	6.750%	2/1/39	890	1,198
	Canadian Natural Resources Ltd.	4.950%	6/1/47	2,190	2,620
	Cenovus Energy Inc.	5.250%	6/15/37	2,110	2,289
	Cenovus Energy Inc.	6.750%	11/15/39	3,355	4,131
	Cenovus Energy Inc.	5.400%	6/15/47	1,568	1,778
	Columbia Pipeline Group Inc.	5.800%	6/1/45	1,230	1,544
	Concho Resources Inc.	4.875%	10/1/47	1,518	1,763
	Concho Resources Inc.	4.850%	8/15/48	1,725	2,001
	Conoco Funding Co.	7.250%	10/15/31	1,478	2,134
	ConocoPhillips	5.900%	10/15/32	1,268	1,702
	ConocoPhillips	5.900%	5/15/38	521	713
	ConocoPhillips	6.500%	2/1/39	7,080	10,349
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	2,037	2,765
	ConocoPhillips Co.	4.300%	11/15/44	1,518	1,788
	ConocoPhillips Co.	5.950%	3/15/46	746	1,072
	Continental Resources Inc.	4.900%	6/1/44	2,007	2,010
	Devon Energy Corp.	7.950%	4/15/32	865	1,262
	Devon Energy Corp.	5.600%	7/15/41	3,352	4,101
	Devon Energy Corp.	4.750%	5/15/42	2,751	3,062
	Devon Energy Corp.	5.000%	6/15/45	637	748

86

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Devon Financing Co. LLC	7.875%	9/30/31	1,480	2,118
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	900	1,127
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	900	1,091
Enable Midstream Partners LP	5.000%	5/15/44	826	827
Enbridge Energy Partners LP	7.500%	4/15/38	992	1,424
Enbridge Energy Partners LP	5.500%	9/15/40	1,573	1,894
Enbridge Energy Partners LP	7.375%	10/15/45	1,485	2,221
Enbridge Inc.	4.500%	6/10/44	1,700	1,864
Enbridge Inc.	5.500%	12/1/46	905	1,167
Encana Corp.	8.125%	9/15/30	1,475	1,990
Encana Corp.	7.200%	11/1/31	250	317
Encana Corp.	7.375%	11/1/31	982	1,262
Encana Corp.	6.500%	8/15/34	2,480	3,028
Encana Corp.	6.625%	8/15/37	245	306
Encana Corp.	6.500%	2/1/38	1,626	1,973
Energy Transfer Operating LP	8.250%	11/15/29	264	347
Energy Transfer Operating LP	6.250%	4/15/49	4,720	5,848
Energy Transfer Partners LP	4.900%	3/15/35	1,338	1,408
Energy Transfer Partners LP	6.625%	10/15/36	1,345	1,653
Energy Transfer Partners LP	5.800%	6/15/38	2,370	2,762
Energy Transfer Partners LP	7.500%	7/1/38	1,063	1,394
Energy Transfer Partners LP	6.050%	6/1/41	1,590	1,852
Energy Transfer Partners LP	6.500%	2/1/42	2,858	3,495
Energy Transfer Partners LP	5.150%	2/1/43	545	571
Energy Transfer Partners LP	5.950%	10/1/43	1,000	1,152
Energy Transfer Partners LP	5.150%	3/15/45	2,691	2,858
Energy Transfer Partners LP	6.125%	12/15/45	1,929	2,284
Energy Transfer Partners LP	5.300%	4/15/47	695	764
Energy Transfer Partners LP	6.000%	6/15/48	2,825	3,390
Enterprise Products Operating LLC	6.875%	3/1/33	1,097	1,521
Enterprise Products Operating LLC	6.125%	10/15/39	897	1,166
Enterprise Products Operating LLC	5.950%	2/1/41	1,569	2,033
Enterprise Products Operating LLC	5.700%	2/15/42	1,262	1,602
Enterprise Products Operating LLC	4.850%	8/15/42	2,659	3,067
Enterprise Products Operating LLC	4.450%	2/15/43	2,572	2,844
Enterprise Products Operating LLC	4.850%	3/15/44	3,823	4,434
Enterprise Products Operating LLC	5.100%	2/15/45	4,689	5,611
Enterprise Products Operating LLC	4.900%	5/15/46	2,789	3,297
Enterprise Products Operating LLC	4.250%	2/15/48	3,910	4,244
Enterprise Products Operating LLC	4.800%	2/1/49	2,490	2,920
Enterprise Products Operating LLC	4.200%	1/31/50	3,025	3,298
Enterprise Products Operating LLC	4.950%	10/15/54	1,320	1,599
EOG Resources Inc.	3.900%	4/1/35	1,186	1,334
EQT Midstream Partners LP	6.500%	7/15/48	890	882
Exxon Mobil Corp.	2.995%	8/16/39	1,750	1,794
Exxon Mobil Corp.	3.567%	3/6/45	2,733	3,026
Exxon Mobil Corp.	4.114%	3/1/46	4,135	5,015
Exxon Mobil Corp.	3.095%	8/16/49	3,750	3,882
Halliburton Co.	4.850%	11/15/35	3,620	4,073
Halliburton Co.	6.700%	9/15/38	894	1,173
Halliburton Co.	7.450%	9/15/39	2,614	3,691
Halliburton Co.	4.500%	11/15/41	1,200	1,259
Halliburton Co.	4.750%	8/1/43	2,413	2,594
Halliburton Co.	5.000%	11/15/45	4,537	5,080
Hess Corp.	7.875%	10/1/29	1,145	1,456
Hess Corp.	7.300%	8/15/31	1,693	2,108
Hess Corp.	7.125%	3/15/33	1,866	2,328
Hess Corp.	6.000%	1/15/40	797	898
Hess Corp.	5.600%	2/15/41	2,661	2,956
Hess Corp.	5.800%	4/1/47	1,550	1,789
Husky Energy Inc.	6.800%	9/15/37	765	1,006
Kerr-McGee Corp.	7.875%	9/15/31	2,063	2,840
Kinder Morgan Energy Partners LP	7.400%	3/15/31	426	556
Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,257	1,718

87

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,746	2,348
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,663	1,983
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,313	1,648
Kinder Morgan Energy Partners LP	6.950%	1/15/38	2,775	3,674
Kinder Morgan Energy Partners LP	6.500%	9/1/39	706	901
Kinder Morgan Energy Partners LP	6.550%	9/15/40	875	1,118
Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,018	1,426
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,448	1,822
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,053	1,231
Kinder Morgan Energy Partners LP	5.000%	8/15/42	907	1,002
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,142	1,228
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,496	1,646
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,778	2,096
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,037	1,208
Kinder Morgan Inc.	7.800%	8/1/31	725	1,008
Kinder Morgan Inc.	7.750%	1/15/32	3,005	4,221
Kinder Morgan Inc.	5.300%	12/1/34	3,385	3,951
Kinder Morgan Inc.	5.550%	6/1/45	4,768	5,716
Kinder Morgan Inc.	5.050%	2/15/46	990	1,117
Kinder Morgan Inc.	5.200%	3/1/48	570	671
Magellan Midstream Partners LP	5.150%	10/15/43	1,660	1,970
Magellan Midstream Partners LP	4.250%	9/15/46	898	969
Magellan Midstream Partners LP	4.200%	10/3/47	1,215	1,300
Magellan Midstream Partners LP	4.850%	2/1/49	905	1,066
Magellan Midstream Partners LP	3.950%	3/1/50	500	522
Marathon Oil Corp.	6.800%	3/15/32	1,007	1,268
Marathon Oil Corp.	6.600%	10/1/37	2,456	3,079
Marathon Oil Corp.	5.200%	6/1/45	1,223	1,375
Marathon Petroleum Corp.	6.500%	3/1/41	2,408	3,052
Marathon Petroleum Corp.	4.750%	9/15/44	2,619	2,843
Marathon Petroleum Corp.	4.500%	4/1/48	1,000	1,062
Marathon Petroleum Corp.	5.000%	9/15/54	1,508	1,615
MPLX LP	4.500%	4/15/38	4,946	5,118
MPLX LP	5.200%	3/1/47	1,875	2,055
MPLX LP	4.700%	4/15/48	3,495	3,602
MPLX LP	5.500%	2/15/49	3,625	4,130
MPLX LP	4.900%	4/15/58	1,400	1,415
National Oilwell Varco Inc.	3.950%	12/1/42	3,092	2,783
Noble Energy Inc.	6.000%	3/1/41	2,321	2,759
Noble Energy Inc.	5.250%	11/15/43	1,617	1,831
Noble Energy Inc.	5.050%	11/15/44	1,710	1,901
Noble Energy Inc.	4.950%	8/15/47	1,500	1,666
Occidental Petroleum Corp.	4.300%	8/15/39	1,450	1,512
Occidental Petroleum Corp.	4.625%	6/15/45	1,789	1,888
Occidental Petroleum Corp.	4.400%	4/15/46	4,205	4,325
Occidental Petroleum Corp.	4.100%	2/15/47	1,879	1,858
Occidental Petroleum Corp.	4.200%	3/15/48	2,275	2,272
ONEOK Inc.	6.000%	6/15/35	657	768
ONEOK Inc.	4.950%	7/13/47	1,425	1,536
ONEOK Inc.	5.200%	7/15/48	3,635	4,074
ONEOK Inc.	4.450%	9/1/49	745	758
ONEOK Partners LP	6.650%	10/1/36	1,055	1,337
ONEOK Partners LP	6.850%	10/15/37	2,220	2,888
ONEOK Partners LP	6.125%	2/1/41	1,086	1,327
ONEOK Partners LP	6.200%	9/15/43	207	258
Petro-Canada	5.350%	7/15/33	723	901
Petro-Canada	5.950%	5/15/35	1,200	1,577
Petro-Canada	6.800%	5/15/38	3,134	4,480
Phillips 66	4.650%	11/15/34	2,135	2,463
Phillips 66	5.875%	5/1/42	4,133	5,444
Phillips 66	4.875%	11/15/44	3,880	4,646
Phillips 66 Partners LP	4.680%	2/15/45	1,202	1,306
Phillips 66 Partners LP	4.900%	10/1/46	1,425	1,613
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,925	2,316

88

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,300	1,351
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	1,090	1,042
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,390	1,399
	Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	1,360	1,397
	Shell International Finance BV	4.125%	5/11/35	3,764	4,374
	Shell International Finance BV	6.375%	12/15/38	6,050	8,934
	Shell International Finance BV	5.500%	3/25/40	2,284	3,084
	Shell International Finance BV	3.625%	8/21/42	1,985	2,180
	Shell International Finance BV	4.550%	8/12/43	2,632	3,270
	Shell International Finance BV	4.375%	5/11/45	7,403	9,064
	Shell International Finance BV	4.000%	5/10/46	5,508	6,472
	Shell International Finance BV	3.750%	9/12/46	2,476	2,809
	Spectra Energy Partners LP	5.950%	9/25/43	1,116	1,430
	Spectra Energy Partners LP	4.500%	3/15/45	1,720	1,872
	Suncor Energy Inc.	7.150%	2/1/32	395	550
	Suncor Energy Inc.	5.950%	12/1/34	1,255	1,656
	Suncor Energy Inc.	6.500%	6/15/38	2,181	3,054
	Suncor Energy Inc.	6.850%	6/1/39	2,070	2,997
	Suncor Energy Inc.	4.000%	11/15/47	2,385	2,610
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	874	1,008
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,313	1,341
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,243	1,341
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	603	660
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	3,833	4,276
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	624	860
	Texas Eastern Transmission LP	7.000%	7/15/32	1,129	1,543
	Total Capital International SA	2.829%	1/10/30	3,595	3,720
	Total Capital International SA	3.461%	7/12/49	2,250	2,425
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,345	1,537
	TransCanada PipeLines Ltd.	5.600%	3/31/34	673	820
	TransCanada PipeLines Ltd.	5.850%	3/15/36	1,160	1,445
	TransCanada PipeLines Ltd.	6.200%	10/15/37	3,205	4,192
	TransCanada PipeLines Ltd.	4.750%	5/15/38	1,805	2,073
	TransCanada PipeLines Ltd.	7.250%	8/15/38	1,937	2,785
	TransCanada PipeLines Ltd.	7.625%	1/15/39	3,100	4,616
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,263	1,654
	TransCanada PipeLines Ltd.	5.000%	10/16/43	1,936	2,261
	TransCanada PipeLines Ltd.	4.875%	5/15/48	2,520	2,997
	TransCanada PipeLines Ltd.	5.100%	3/15/49	2,315	2,833
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	635	754
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,535	1,702
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	1,050	1,192
	Valero Energy Corp.	7.500%	4/15/32	2,299	3,151
	Valero Energy Corp.	6.625%	6/15/37	2,976	3,892
	Valero Energy Corp.	4.900%	3/15/45	1,784	2,043
	Western Midstream Operating LP	5.450%	4/1/44	1,468	1,357
	Western Midstream Operating LP	5.300%	3/1/48	1,840	1,683
	Western Midstream Operating LP	5.500%	8/15/48	1,000	935
	Williams Cos. Inc.	7.500%	1/15/31	683	907
	Williams Cos. Inc.	8.750%	3/15/32	255	370
	Williams Cos. Inc.	6.300%	4/15/40	2,797	3,496
	Williams Cos. Inc.	5.800%	11/15/43	1,026	1,237
	Williams Cos. Inc.	5.400%	3/4/44	1,354	1,554
	Williams Cos. Inc.	5.750%	6/24/44	1,700	2,025
	Williams Cos. Inc.	4.900%	1/15/45	1,426	1,548
	Williams Cos. Inc.	5.100%	9/15/45	2,399	2,687
	Williams Cos. Inc.	4.850%	3/1/48	2,505	2,741
	Other Industrial (0.6%)
1	American University	3.672%	4/1/49	150	171
	Board of Trustees of The Leland Stanford Junior University	3.647%	5/1/48	2,155	2,576
1	Boston University	4.061%	10/1/48	625	767
	California Institute of Technology	4.321%	8/1/45	605	795

89

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	California Institute of Technology	4.700%	11/1/11	803	1,128
	Georgetown University	4.315%	4/1/49	817	1,056
	Georgetown University	5.215%	10/1/18	659	937
1	Johns Hopkins University	4.083%	7/1/53	710	882
1	Massachusetts Institute of Technology	3.959%	7/1/38	725	851
	Massachusetts Institute of Technology	5.600%	7/1/11	1,112	1,951
	Massachusetts Institute of Technology	4.678%	7/1/14	1,730	2,587
	Massachusetts Institute of Technology	3.885%	7/1/16	1,055	1,317
1	Northwestern University	4.643%	12/1/44	1,225	1,603
1	Northwestern University	3.662%	12/1/57	768	912
	President & Fellows of Harvard College	3.300%	7/15/56	1,000	1,120
	Trustees of the University of Pennsylvania	3.610%	2/15/19	1,000	1,168
1	University of Chicago	4.003%	10/1/53	900	1,126
1	University of Notre Dame du Lac	3.438%	2/15/45	975	1,112
	University of Notre Dame du Lac	3.394%	2/15/48	380	433
	University of Pennsylvania	4.674%	9/1/12	600	859
1	University of Southern California	3.028%	10/1/39	1,041	1,113
1	University of Southern California	3.841%	10/1/47	1,625	1,915
1	William Marsh Rice University	3.574%	5/15/45	1,572	1,797
	Technology (7.1%)
	Analog Devices Inc.	5.300%	12/15/45	483	624
	Apple Inc.	4.500%	2/23/36	1,549	1,906
	Apple Inc.	3.850%	5/4/43	8,400	9,584
	Apple Inc.	4.450%	5/6/44	2,558	3,169
	Apple Inc.	3.450%	2/9/45	5,437	5,868
	Apple Inc.	4.375%	5/13/45	5,154	6,312
	Apple Inc.	4.650%	2/23/46	9,619	12,279
	Apple Inc.	3.850%	8/4/46	4,358	5,025
	Apple Inc.	4.250%	2/9/47	1,825	2,222
	Apple Inc.	3.750%	9/12/47	3,149	3,578
	Apple Inc.	3.750%	11/13/47	3,000	3,437
	Applied Materials Inc.	5.100%	10/1/35	1,138	1,476
	Applied Materials Inc.	5.850%	6/15/41	1,044	1,462
	Applied Materials Inc.	4.350%	4/1/47	2,729	3,344
	Cisco Systems Inc.	5.900%	2/15/39	3,810	5,503
	Cisco Systems Inc.	5.500%	1/15/40	5,100	7,163
	Corning Inc.	4.700%	3/15/37	780	919
	Corning Inc.	5.750%	8/15/40	1,441	1,821
	Corning Inc.	4.750%	3/15/42	1,382	1,650
	Corning Inc.	5.350%	11/15/48	1,375	1,824
	Corning Inc.	4.375%	11/15/57	1,685	1,739
2	Dell International LLC / EMC Corp.	5.300%	10/1/29	3,800	4,120
2	Dell International LLC / EMC Corp.	8.100%	7/15/36	3,440	4,398
2	Dell International LLC / EMC Corp.	8.350%	7/15/46	4,281	5,640
	Fidelity National Information Services Inc.	4.500%	8/15/46	1,555	1,831
	Fidelity National Information Services Inc.	4.750%	5/15/48	1,324	1,631
	Fiserv Inc.	4.400%	7/1/49	4,647	5,364
	Global Payments Inc.	4.150%	8/15/49	1,500	1,587
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	2,498	2,911
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	3,618	4,196
	HP Inc.	6.000%	9/15/41	3,118	3,495
	Intel Corp.	4.000%	12/15/32	2,303	2,743
	Intel Corp.	4.800%	10/1/41	2,171	2,777
	Intel Corp.	4.250%	12/15/42	1,479	1,789
	Intel Corp.	4.900%	7/29/45	1,324	1,742
	Intel Corp.	4.100%	5/19/46	2,232	2,670
	Intel Corp.	4.100%	5/11/47	2,200	2,615
	Intel Corp.	3.734%	12/8/47	5,900	6,683
	International Business Machines Corp.	5.875%	11/29/32	1,540	2,032
	International Business Machines Corp.	4.150%	5/15/39	5,360	6,176
	International Business Machines Corp.	5.600%	11/30/39	1,515	2,036
	International Business Machines Corp.	4.000%	6/20/42	3,907	4,404
	International Business Machines Corp.	4.250%	5/15/49	8,676	10,119

90

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Juniper Networks Inc.	3.750%	8/15/29	500	504
	Juniper Networks Inc.	5.950%	3/15/41	1,018	1,130
	KLA Corp.	5.000%	3/15/49	1,000	1,244
	Lam Research Corp.	4.875%	3/15/49	1,900	2,332
	Micron Technology Inc.	4.663%	2/15/30	2,200	2,293
	Microsoft Corp.	3.500%	2/12/35	4,232	4,767
	Microsoft Corp.	4.200%	11/3/35	2,378	2,894
	Microsoft Corp.	3.450%	8/8/36	7,112	7,990
	Microsoft Corp.	4.100%	2/6/37	5,159	6,226
	Microsoft Corp.	5.200%	6/1/39	450	622
	Microsoft Corp.	4.500%	10/1/40	3,291	4,222
	Microsoft Corp.	5.300%	2/8/41	2,694	3,806
	Microsoft Corp.	3.500%	11/15/42	2,384	2,687
	Microsoft Corp.	3.750%	5/1/43	1,796	2,095
	Microsoft Corp.	4.875%	12/15/43	2,033	2,744
	Microsoft Corp.	3.750%	2/12/45	3,936	4,635
	Microsoft Corp.	4.450%	11/3/45	8,175	10,634
	Microsoft Corp.	3.700%	8/8/46	9,411	11,088
	Microsoft Corp.	4.250%	2/6/47	5,923	7,546
	Microsoft Corp.	4.000%	2/12/55	6,725	8,267
	Microsoft Corp.	4.750%	11/3/55	625	862
	Microsoft Corp.	3.950%	8/8/56	5,014	6,148
	Microsoft Corp.	4.500%	2/6/57	5,143	6,886
	Motorola Solutions Inc.	5.500%	9/1/44	772	821
	Oracle Corp.	3.250%	5/15/30	1,339	1,444
	Oracle Corp.	4.300%	7/8/34	5,237	6,184
	Oracle Corp.	3.900%	5/15/35	3,056	3,460
	Oracle Corp.	3.850%	7/15/36	4,030	4,548
	Oracle Corp.	3.800%	11/15/37	4,400	4,918
	Oracle Corp.	6.125%	7/8/39	2,733	3,908
	Oracle Corp.	5.375%	7/15/40	5,852	7,815
	Oracle Corp.	4.500%	7/8/44	3,435	4,166
	Oracle Corp.	4.125%	5/15/45	4,744	5,455
	Oracle Corp.	4.000%	7/15/46	7,599	8,605
	Oracle Corp.	4.000%	11/15/47	5,300	6,090
	Oracle Corp.	4.375%	5/15/55	1,580	1,907
	QUALCOMM Inc.	4.650%	5/20/35	2,918	3,438
	QUALCOMM Inc.	4.800%	5/20/45	3,628	4,348
	QUALCOMM Inc.	4.300%	5/20/47	3,370	3,828
	Seagate HDD Cayman	5.750%	12/1/34	1,525	1,542
	Texas Instruments Inc.	2.250%	9/4/29	750	753
	Texas Instruments Inc.	3.875%	3/15/39	1,950	2,281
	Texas Instruments Inc.	4.150%	5/15/48	3,645	4,502
	Tyco Electronics Group SA	7.125%	10/1/37	1,000	1,431
	Verisk Analytics Inc.	5.500%	6/15/45	943	1,208
	Transportation (3.7%)
1	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	247	253
1	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	1,040	1,086
1	American Airlines 2019-1 Class AA Pass Through Trust	3.150%	8/15/33	1,000	1,037
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	323	457
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	280	395
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,095	2,880
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,554	1,999
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	2,593	3,460
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,086	1,376
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,658	1,970
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,859	2,216
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	3,704	4,456
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,064	2,681
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,039	1,331
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,895	3,542
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,197	1,401
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	378	470

91

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,398	1,597
Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,700	3,221
Burlington Northern Santa Fe LLC	4.050%	6/15/48	1,726	2,026
Burlington Northern Santa Fe LLC	4.150%	12/15/48	1,975	2,368
Burlington Northern Santa Fe LLC	3.550%	2/15/50	1,525	1,668
Canadian National Railway Co.	6.250%	8/1/34	1,913	2,740
Canadian National Railway Co.	6.200%	6/1/36	955	1,388
Canadian National Railway Co.	6.375%	11/15/37	995	1,474
Canadian National Railway Co.	4.500%	11/7/43	200	246
Canadian National Railway Co.	3.200%	8/2/46	760	801
Canadian National Railway Co.	3.650%	2/3/48	315	360
Canadian National Railway Co.	4.450%	1/20/49	1,970	2,563
Canadian Pacific Railway Co.	7.125%	10/15/31	621	894
Canadian Pacific Railway Co.	4.800%	9/15/35	868	1,057
Canadian Pacific Railway Co.	5.950%	5/15/37	1,035	1,409
Canadian Pacific Railway Co.	4.800%	8/1/45	1,495	1,935
Canadian Pacific Railway Co.	6.125%	9/15/15	1,853	2,844
CSX Corp.	6.000%	10/1/36	293	381
CSX Corp.	6.150%	5/1/37	1,538	2,047
CSX Corp.	6.220%	4/30/40	426	586
CSX Corp.	5.500%	4/15/41	1,541	1,959
CSX Corp.	4.750%	5/30/42	2,305	2,743
CSX Corp.	4.400%	3/1/43	625	718
CSX Corp.	4.100%	3/15/44	1,414	1,580
CSX Corp.	3.800%	11/1/46	1,411	1,514
CSX Corp.	4.300%	3/1/48	3,685	4,256
CSX Corp.	4.750%	11/15/48	1,525	1,898
CSX Corp.	4.500%	3/15/49	875	1,045
CSX Corp.	3.950%	5/1/50	1,150	1,266
CSX Corp.	4.500%	8/1/54	1,436	1,692
CSX Corp.	4.250%	11/1/66	1,509	1,647
CSX Corp.	4.650%	3/1/68	975	1,126
FedEx Corp.	4.900%	1/15/34	2,318	2,749
FedEx Corp.	3.900%	2/1/35	1,232	1,276
FedEx Corp.	3.875%	8/1/42	1,224	1,219
FedEx Corp.	4.100%	4/15/43	1,163	1,191
FedEx Corp.	5.100%	1/15/44	2,038	2,379
FedEx Corp.	4.100%	2/1/45	1,655	1,700
FedEx Corp.	4.750%	11/15/45	2,339	2,626
FedEx Corp.	4.550%	4/1/46	1,065	1,155
FedEx Corp.	4.400%	1/15/47	1,786	1,913
FedEx Corp.	4.050%	2/15/48	2,860	2,927
FedEx Corp.	4.950%	10/17/48	2,100	2,437
Kansas City Southern	4.300%	5/15/43	1,370	1,528
Kansas City Southern	4.950%	8/15/45	1,303	1,611
Kansas City Southern	4.700%	5/1/48	1,375	1,658
Norfolk Southern Corp.	7.050%	5/1/37	255	375
Norfolk Southern Corp.	4.837%	10/1/41	1,445	1,785
Norfolk Southern Corp.	3.950%	10/1/42	1,325	1,468
Norfolk Southern Corp.	4.450%	6/15/45	2,923	3,486
Norfolk Southern Corp.	4.650%	1/15/46	1,435	1,756
Norfolk Southern Corp.	3.942%	11/1/47	1,155	1,286
Norfolk Southern Corp.	4.150%	2/28/48	540	630
Norfolk Southern Corp.	4.100%	5/15/49	1,025	1,180
Norfolk Southern Corp.	4.050%	8/15/52	1,270	1,450
Norfolk Southern Corp.	5.100%	8/1/18	2,354	3,026
Union Pacific Corp.	3.375%	2/1/35	901	938
Union Pacific Corp.	3.600%	9/15/37	1,187	1,277
Union Pacific Corp.	4.375%	9/10/38	1,550	1,832
Union Pacific Corp.	4.750%	9/15/41	615	740
Union Pacific Corp.	4.300%	6/15/42	755	872
Union Pacific Corp.	4.250%	4/15/43	1,080	1,245
Union Pacific Corp.	4.821%	2/1/44	1,325	1,641
Union Pacific Corp.	4.150%	1/15/45	525	584

92

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Union Pacific Corp.	4.050%	11/15/45	1,121	1,254
	Union Pacific Corp.	4.050%	3/1/46	1,350	1,526
	Union Pacific Corp.	3.350%	8/15/46	957	978
	Union Pacific Corp.	4.000%	4/15/47	1,201	1,364
	Union Pacific Corp.	4.500%	9/10/48	3,990	4,832
	Union Pacific Corp.	4.300%	3/1/49	1,955	2,322
	Union Pacific Corp.	3.799%	10/1/51	3,221	3,531
	Union Pacific Corp.	3.875%	2/1/55	953	1,029
	Union Pacific Corp.	4.800%	9/10/58	1,350	1,666
	Union Pacific Corp.	3.950%	8/15/59	100	110
	Union Pacific Corp.	4.375%	11/15/65	1,580	1,814
	Union Pacific Corp.	4.100%	9/15/67	1,605	1,756
1	United Airlines 2018-1 Class AA Pass Through Trust	3.500%	3/1/30	1,425	1,515
1	United Airlines 2019-1 Class AA Pass Through Trust	4.150%	8/25/31	1,400	1,558
	United Parcel Service Inc.	2.500%	9/1/29	950	960
	United Parcel Service Inc.	6.200%	1/15/38	2,838	4,018
	United Parcel Service Inc.	4.875%	11/15/40	1,163	1,425
	United Parcel Service Inc.	3.625%	10/1/42	1,475	1,590
	United Parcel Service Inc.	3.400%	11/15/46	789	825
	United Parcel Service Inc.	3.750%	11/15/47	3,075	3,383
	United Parcel Service Inc.	4.250%	3/15/49	1,795	2,126
	United Parcel Service Inc.	3.400%	9/1/49	1,700	1,771
	United Parcel Service of America Inc.	8.375%	4/1/30	325	476
					3,388,802
Utilities (12.0%)
	Electric (10.7%)
	AEP Texas Inc.	3.800%	10/1/47	797	897
	AEP Texas Inc.	4.150%	5/1/49	230	273
	AEP Transmission Co. LLC	4.000%	12/1/46	1,075	1,260
	AEP Transmission Co. LLC	3.750%	12/1/47	1,898	2,111
	AEP Transmission Co. LLC	4.250%	9/15/48	500	605
	AEP Transmission Co. LLC	3.800%	6/15/49	1,150	1,299
	Alabama Power Co.	6.125%	5/15/38	415	576
	Alabama Power Co.	6.000%	3/1/39	1,006	1,433
	Alabama Power Co.	3.850%	12/1/42	445	501
	Alabama Power Co.	4.150%	8/15/44	1,278	1,491
	Alabama Power Co.	3.750%	3/1/45	1,717	1,920
	Alabama Power Co.	4.300%	1/2/46	1,410	1,711
	Alabama Power Co.	3.700%	12/1/47	1,190	1,322
	Alabama Power Co.	4.300%	7/15/48	485	589
	Ameren Illinois Co.	4.150%	3/15/46	416	498
	Ameren Illinois Co.	3.700%	12/1/47	1,805	2,016
	Ameren Illinois Co.	4.500%	3/15/49	2,155	2,756
	Appalachian Power Co.	7.000%	4/1/38	988	1,442
	Appalachian Power Co.	4.400%	5/15/44	840	1,000
	Appalachian Power Co.	4.450%	6/1/45	800	965
	Appalachian Power Co.	4.500%	3/1/49	1,439	1,764
	Arizona Public Service Co.	5.050%	9/1/41	580	724
	Arizona Public Service Co.	4.500%	4/1/42	966	1,152
	Arizona Public Service Co.	4.350%	11/15/45	203	243
	Arizona Public Service Co.	3.750%	5/15/46	750	821
	Arizona Public Service Co.	4.200%	8/15/48	1,175	1,384
	Arizona Public Service Co.	4.250%	3/1/49	1,275	1,516
	Avista Corp.	4.350%	6/1/48	850	1,033
	Baltimore Gas & Electric Co.	6.350%	10/1/36	873	1,259
	Baltimore Gas & Electric Co.	3.500%	8/15/46	410	441
	Baltimore Gas & Electric Co.	3.750%	8/15/47	825	923
	Baltimore Gas & Electric Co.	4.250%	9/15/48	1,022	1,240
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	4,151	5,857
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,921	2,673
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,723	2,238
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	1,199	1,450
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	3,015	3,347

93

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Berkshire Hathaway Energy Co.	4.450%	1/15/49	1,975	2,416
Black Hills Corp.	4.350%	5/1/33	1,250	1,452
Black Hills Corp.	4.200%	9/15/46	589	652
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	520	764
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,697	1,846
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,500	1,872
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	975	1,148
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	1,356	1,656
CenterPoint Energy Inc.	2.950%	3/1/30	250	252
CenterPoint Energy Inc.	3.700%	9/1/49	1,250	1,287
Cleco Corporate Holdings LLC	4.973%	5/1/46	650	770
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,503	1,932
CMS Energy Corp.	4.875%	3/1/44	1,717	2,123
Commonwealth Edison Co.	5.900%	3/15/36	1,457	1,997
Commonwealth Edison Co.	6.450%	1/15/38	796	1,175
Commonwealth Edison Co.	3.800%	10/1/42	679	761
Commonwealth Edison Co.	4.600%	8/15/43	666	829
Commonwealth Edison Co.	4.700%	1/15/44	2,181	2,763
Commonwealth Edison Co.	3.700%	3/1/45	645	720
Commonwealth Edison Co.	4.350%	11/15/45	1,088	1,331
Commonwealth Edison Co.	3.650%	6/15/46	1,255	1,383
Commonwealth Edison Co.	3.750%	8/15/47	1,842	2,084
Commonwealth Edison Co.	4.000%	3/1/48	1,600	1,875
Commonwealth Edison Co.	4.000%	3/1/49	1,660	1,959
Connecticut Light & Power Co.	4.300%	4/15/44	1,233	1,504
Connecticut Light & Power Co.	4.150%	6/1/45	652	772
Connecticut Light & Power Co.	4.000%	4/1/48	2,485	2,924
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	829	1,052
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,198	1,611
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,140	1,574
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,700	2,407
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,432	2,140
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	640	864
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	900	1,243
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	649	759
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,047	1,178
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,066	2,479
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,667	2,030
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,758	1,956
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,511	1,695
Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	1,324	1,670
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	425	497
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,545	3,141
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,143	1,357
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	800	886
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	1,625	1,973
Consumers Energy Co.	3.950%	5/15/43	895	1,049
Consumers Energy Co.	3.250%	8/15/46	1,466	1,540
Consumers Energy Co.	4.050%	5/15/48	808	960
Consumers Energy Co.	4.350%	4/15/49	1,705	2,133
Consumers Energy Co.	3.100%	8/15/50	1,950	1,994
Delmarva Power & Light Co.	4.150%	5/15/45	738	870
Dominion Energy Inc.	6.300%	3/15/33	522	695
Dominion Energy Inc.	5.250%	8/1/33	957	1,174
Dominion Energy Inc.	5.950%	6/15/35	1,140	1,457
Dominion Energy Inc.	7.000%	6/15/38	476	683
Dominion Energy Inc.	4.900%	8/1/41	835	1,006
Dominion Energy Inc.	4.050%	9/15/42	575	630
Dominion Energy Inc.	4.600%	3/15/49	285	343
Dominion Energy South Carolina Inc.	6.625%	2/1/32	920	1,266
Dominion Energy South Carolina Inc.	5.300%	5/15/33	555	712
Dominion Energy South Carolina Inc.	6.050%	1/15/38	1,060	1,485
Dominion Energy South Carolina Inc.	5.450%	2/1/41	686	915
Dominion Energy South Carolina Inc.	4.350%	2/1/42	690	818

94

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	1,281	1,597
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	415	570
	DTE Electric Co.	4.000%	4/1/43	990	1,153
	DTE Electric Co.	4.300%	7/1/44	201	244
	DTE Electric Co.	3.700%	3/15/45	1,853	2,082
	DTE Electric Co.	3.700%	6/1/46	550	614
	DTE Electric Co.	3.750%	8/15/47	913	1,037
	DTE Electric Co.	4.050%	5/15/48	865	1,037
	DTE Electric Co.	3.950%	3/1/49	1,450	1,741
	DTE Energy Co.	6.375%	4/15/33	2,195	2,983
	Duke Energy Carolinas LLC	6.450%	10/15/32	503	709
	Duke Energy Carolinas LLC	6.100%	6/1/37	562	787
	Duke Energy Carolinas LLC	6.000%	1/15/38	556	779
	Duke Energy Carolinas LLC	6.050%	4/15/38	1,581	2,243
	Duke Energy Carolinas LLC	5.300%	2/15/40	1,790	2,393
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,703	2,023
	Duke Energy Carolinas LLC	4.000%	9/30/42	1,635	1,871
	Duke Energy Carolinas LLC	3.750%	6/1/45	1,760	1,943
	Duke Energy Carolinas LLC	3.875%	3/15/46	1,075	1,227
	Duke Energy Carolinas LLC	3.700%	12/1/47	1,800	1,993
	Duke Energy Carolinas LLC	3.950%	3/15/48	1,715	1,992
	Duke Energy Carolinas LLC	3.200%	8/15/49	250	258
	Duke Energy Corp.	4.800%	12/15/45	1,615	1,965
	Duke Energy Corp.	3.750%	9/1/46	1,960	2,065
	Duke Energy Corp.	3.950%	8/15/47	325	353
	Duke Energy Corp.	4.200%	6/15/49	1,000	1,136
	Duke Energy Florida LLC	6.350%	9/15/37	1,260	1,843
	Duke Energy Florida LLC	6.400%	6/15/38	2,126	3,179
	Duke Energy Florida LLC	5.650%	4/1/40	775	1,064
	Duke Energy Florida LLC	3.850%	11/15/42	325	363
	Duke Energy Florida LLC	3.400%	10/1/46	1,773	1,881
	Duke Energy Florida LLC	4.200%	7/15/48	1,375	1,667
1	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	890	904
1	Duke Energy Florida Project Finance LLC	2.858%	3/1/33	300	316
1	Duke Energy Florida Project Finance LLC	3.112%	9/1/36	225	234
	Duke Energy Indiana LLC	6.120%	10/15/35	1,124	1,584
	Duke Energy Indiana LLC	6.350%	8/15/38	1,011	1,511
	Duke Energy Indiana LLC	6.450%	4/1/39	1,068	1,613
	Duke Energy Indiana LLC	4.900%	7/15/43	1,054	1,371
	Duke Energy Indiana LLC	3.750%	5/15/46	1,860	2,061
	Duke Energy Ohio Inc.	3.700%	6/15/46	1,220	1,354
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,000	1,234
	Duke Energy Progress LLC	6.300%	4/1/38	888	1,305
	Duke Energy Progress LLC	4.100%	5/15/42	883	1,019
	Duke Energy Progress LLC	4.100%	3/15/43	1,760	2,037
	Duke Energy Progress LLC	4.375%	3/30/44	885	1,066
	Duke Energy Progress LLC	4.150%	12/1/44	1,285	1,515
	Duke Energy Progress LLC	4.200%	8/15/45	1,015	1,212
	Duke Energy Progress LLC	3.700%	10/15/46	2,409	2,691
	Duke Energy Progress LLC	3.600%	9/15/47	1,725	1,883
	El Paso Electric Co.	6.000%	5/15/35	699	887
	El Paso Electric Co.	5.000%	12/1/44	963	1,159
	Emera US Finance LP	4.750%	6/15/46	2,545	3,002
	Entergy Arkansas LLC	4.200%	4/1/49	625	755
	Entergy Louisiana LLC	3.050%	6/1/31	660	694
	Entergy Louisiana LLC	4.000%	3/15/33	2,260	2,626
	Entergy Louisiana LLC	4.950%	1/15/45	1,533	1,664
	Entergy Louisiana LLC	4.200%	9/1/48	3,450	4,181
	Entergy Louisiana LLC	4.200%	4/1/50	500	608
	Entergy Mississippi LLC	3.850%	6/1/49	940	1,079
	Entergy Texas Inc.	4.500%	3/30/39	200	239
	Exelon Corp.	4.950%	6/15/35	1,905	2,292
	Exelon Corp.	5.625%	6/15/35	1,036	1,319
	Exelon Corp.	5.100%	6/15/45	1,780	2,252

95

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Exelon Corp.	4.450%	4/15/46	996	1,152
	Exelon Generation Co. LLC	6.250%	10/1/39	2,047	2,626
	Exelon Generation Co. LLC	5.750%	10/1/41	894	1,054
	Exelon Generation Co. LLC	5.600%	6/15/42	2,325	2,823
	FirstEnergy Corp.	7.375%	11/15/31	4,225	6,042
	FirstEnergy Corp.	4.850%	7/15/47	2,451	2,978
	Florida Power & Light Co.	5.625%	4/1/34	650	882
	Florida Power & Light Co.	4.950%	6/1/35	321	400
	Florida Power & Light Co.	5.650%	2/1/37	537	730
	Florida Power & Light Co.	5.950%	2/1/38	1,800	2,579
	Florida Power & Light Co.	5.960%	4/1/39	2,200	3,164
	Florida Power & Light Co.	5.690%	3/1/40	946	1,327
	Florida Power & Light Co.	5.250%	2/1/41	1,024	1,375
	Florida Power & Light Co.	4.125%	2/1/42	1,710	2,027
	Florida Power & Light Co.	4.050%	6/1/42	2,605	3,045
	Florida Power & Light Co.	3.800%	12/15/42	1,760	2,002
	Florida Power & Light Co.	4.050%	10/1/44	597	706
	Florida Power & Light Co.	3.700%	12/1/47	1,110	1,255
	Florida Power & Light Co.	3.950%	3/1/48	1,020	1,203
	Florida Power & Light Co.	4.125%	6/1/48	270	328
	Florida Power & Light Co.	3.990%	3/1/49	2,440	2,896
	Georgia Power Co.	4.750%	9/1/40	1,506	1,787
	Georgia Power Co.	4.300%	3/15/42	3,873	4,396
	Georgia Power Co.	4.300%	3/15/43	835	943
	Iberdrola International BV	6.750%	7/15/36	854	1,197
	Indiana Michigan Power Co.	6.050%	3/15/37	1,058	1,447
	Indiana Michigan Power Co.	4.550%	3/15/46	1,193	1,470
	Indiana Michigan Power Co.	3.750%	7/1/47	838	933
	Indiana Michigan Power Co.	4.250%	8/15/48	975	1,181
	Interstate Power & Light Co.	6.250%	7/15/39	890	1,223
	ITC Holdings Corp.	5.300%	7/1/43	866	1,107
1	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	844	992
	Kansas City Power & Light Co.	6.050%	11/15/35	250	337
	Kansas City Power & Light Co.	5.300%	10/1/41	295	389
	Kansas City Power & Light Co.	4.200%	6/15/47	590	707
	Kansas City Power & Light Co.	4.200%	3/15/48	575	689
	Kansas City Power & Light Co.	4.125%	4/1/49	1,200	1,427
	Kentucky Utilities Co.	5.125%	11/1/40	657	857
	Kentucky Utilities Co.	4.375%	10/1/45	1,000	1,220
	Louisville Gas & Electric Co.	4.250%	4/1/49	2,050	2,505
	MidAmerican Energy Co.	6.750%	12/30/31	550	789
	MidAmerican Energy Co.	5.750%	11/1/35	723	977
	MidAmerican Energy Co.	5.800%	10/15/36	685	943
	MidAmerican Energy Co.	4.800%	9/15/43	761	975
	MidAmerican Energy Co.	4.400%	10/15/44	1,439	1,776
	MidAmerican Energy Co.	4.250%	5/1/46	2,126	2,593
	MidAmerican Energy Co.	3.950%	8/1/47	375	440
	MidAmerican Energy Co.	3.650%	8/1/48	1,145	1,286
	MidAmerican Energy Co.	4.250%	7/15/49	1,620	1,993
	Mississippi Power Co.	4.250%	3/15/42	431	471
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,090	1,655
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,730	2,025
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	800	997
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	2,075	2,557
	Nevada Power Co.	6.650%	4/1/36	863	1,252
	Nevada Power Co.	6.750%	7/1/37	886	1,313
	Northern States Power Co.	6.250%	6/1/36	965	1,382
	Northern States Power Co.	6.200%	7/1/37	711	1,021
	Northern States Power Co.	5.350%	11/1/39	550	744
	Northern States Power Co.	3.400%	8/15/42	925	993
	Northern States Power Co.	4.125%	5/15/44	1,063	1,274
	Northern States Power Co.	4.000%	8/15/45	825	970
	Northern States Power Co.	3.600%	5/15/46	1,270	1,409
	Northern States Power Co.	3.600%	9/15/47	1,563	1,739

96

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	NorthWestern Corp.	4.176%	11/15/44	1,019	1,183
	NSTAR Electric Co.	5.500%	3/15/40	873	1,191
	NSTAR Electric Co.	4.400%	3/1/44	265	322
	Oglethorpe Power Corp.	5.950%	11/1/39	1,040	1,387
	Oglethorpe Power Corp.	5.375%	11/1/40	1,576	1,996
	Oglethorpe Power Corp.	5.250%	9/1/50	513	667
	Ohio Edison Co.	6.875%	7/15/36	488	697
	Ohio Power Co.	4.150%	4/1/48	1,655	1,984
	Ohio Power Co.	4.000%	6/1/49	1,120	1,303
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	675	781
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	600	661
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,184	1,741
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,033	1,556
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	850	1,382
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	910	1,218
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	865	1,077
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,386	1,890
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,210	1,393
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	720	832
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	975	1,179
2	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,000	1,161
	PacifiCorp	7.700%	11/15/31	335	500
	PacifiCorp	5.250%	6/15/35	585	744
	PacifiCorp	6.100%	8/1/36	1,090	1,511
	PacifiCorp	5.750%	4/1/37	989	1,329
	PacifiCorp	6.250%	10/15/37	1,145	1,642
	PacifiCorp	6.350%	7/15/38	375	535
	PacifiCorp	6.000%	1/15/39	252	359
	PacifiCorp	4.100%	2/1/42	605	700
	PacifiCorp	4.125%	1/15/49	2,787	3,360
	PacifiCorp	4.150%	2/15/50	2,770	3,323
	PECO Energy Co.	5.950%	10/1/36	533	734
	PECO Energy Co.	4.150%	10/1/44	1,045	1,244
	PECO Energy Co.	3.700%	9/15/47	450	505
	PECO Energy Co.	3.900%	3/1/48	1,325	1,533
	Potomac Electric Power Co.	6.500%	11/15/37	1,208	1,747
	Potomac Electric Power Co.	4.150%	3/15/43	1,790	2,120
	PPL Capital Funding Inc.	4.700%	6/1/43	1,585	1,820
	PPL Capital Funding Inc.	5.000%	3/15/44	1,660	2,002
	PPL Capital Funding Inc.	4.000%	9/15/47	753	803
	PPL Electric Utilities Corp.	6.250%	5/15/39	320	468
	PPL Electric Utilities Corp.	4.750%	7/15/43	650	823
	PPL Electric Utilities Corp.	4.125%	6/15/44	860	1,010
	PPL Electric Utilities Corp.	4.150%	10/1/45	600	706
	PPL Electric Utilities Corp.	3.950%	6/1/47	2,041	2,376
	PPL Electric Utilities Corp.	4.150%	6/15/48	890	1,073
	Progress Energy Inc.	7.750%	3/1/31	1,528	2,207
	Progress Energy Inc.	7.000%	10/30/31	858	1,201
	Progress Energy Inc.	6.000%	12/1/39	1,965	2,688
	PSEG Power LLC	8.625%	4/15/31	2,825	4,003
	Public Service Co. of Colorado	6.250%	9/1/37	160	231
	Public Service Co. of Colorado	6.500%	8/1/38	330	494
	Public Service Co. of Colorado	3.600%	9/15/42	1,411	1,545
	Public Service Co. of Colorado	4.300%	3/15/44	468	569
	Public Service Co. of Colorado	3.800%	6/15/47	538	612
	Public Service Co. of Colorado	4.100%	6/15/48	1,225	1,468
	Public Service Co. of Colorado	4.050%	9/15/49	1,435	1,717
	Public Service Co. of New Hampshire	3.600%	7/1/49	800	887
	Public Service Electric & Gas Co.	5.800%	5/1/37	863	1,190
	Public Service Electric & Gas Co.	5.500%	3/1/40	475	652
	Public Service Electric & Gas Co.	3.950%	5/1/42	555	637
	Public Service Electric & Gas Co.	3.650%	9/1/42	455	503
	Public Service Electric & Gas Co.	3.800%	1/1/43	1,270	1,438
	Public Service Electric & Gas Co.	3.800%	3/1/46	1,001	1,145

97

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Public Service Electric & Gas Co.	3.600%	12/1/47	945	1,045
Public Service Electric & Gas Co.	3.850%	5/1/49	450	524
Public Service Electric & Gas Co.	3.200%	8/1/49	1,000	1,040
Puget Sound Energy Inc.	6.274%	3/15/37	341	475
Puget Sound Energy Inc.	5.757%	10/1/39	1,000	1,373
Puget Sound Energy Inc.	5.795%	3/15/40	752	1,044
Puget Sound Energy Inc.	5.638%	4/15/41	678	910
Puget Sound Energy Inc.	4.300%	5/20/45	966	1,157
Puget Sound Energy Inc.	4.223%	6/15/48	1,900	2,285
San Diego Gas & Electric Co.	6.000%	6/1/39	629	848
San Diego Gas & Electric Co.	4.500%	8/15/40	981	1,158
San Diego Gas & Electric Co.	3.750%	6/1/47	865	949
San Diego Gas & Electric Co.	4.150%	5/15/48	555	641
San Diego Gas & Electric Co.	4.100%	6/15/49	400	467
Southern California Edison Co.	6.000%	1/15/34	898	1,146
Southern California Edison Co.	5.750%	4/1/35	277	347
Southern California Edison Co.	5.350%	7/15/35	1,076	1,301
Southern California Edison Co.	5.550%	1/15/36	220	265
Southern California Edison Co.	5.625%	2/1/36	1,665	2,057
Southern California Edison Co.	5.550%	1/15/37	560	696
Southern California Edison Co.	5.950%	2/1/38	1,232	1,606
Southern California Edison Co.	6.050%	3/15/39	1,225	1,629
Southern California Edison Co.	5.500%	3/15/40	1,045	1,321
Southern California Edison Co.	4.500%	9/1/40	831	945
Southern California Edison Co.	4.050%	3/15/42	325	352
Southern California Edison Co.	3.900%	3/15/43	395	419
Southern California Edison Co.	4.650%	10/1/43	1,931	2,283
Southern California Edison Co.	3.600%	2/1/45	1,009	1,050
Southern California Edison Co.	4.000%	4/1/47	5,330	5,795
Southern California Edison Co.	4.125%	3/1/48	3,420	3,831
Southern California Edison Co.	4.875%	3/1/49	1,600	1,990
Southern Co.	4.250%	7/1/36	837	924
Southern Co.	4.400%	7/1/46	5,100	5,718
Southern Power Co.	5.150%	9/15/41	648	748
Southern Power Co.	5.250%	7/15/43	960	1,127
Southern Power Co.	4.950%	12/15/46	1,110	1,264
Southwestern Electric Power Co.	6.200%	3/15/40	525	722
Southwestern Electric Power Co.	3.900%	4/1/45	762	819
Southwestern Electric Power Co.	3.850%	2/1/48	1,117	1,224
Southwestern Public Service Co.	4.500%	8/15/41	795	967
Southwestern Public Service Co.	3.400%	8/15/46	1,280	1,360
Southwestern Public Service Co.	3.700%	8/15/47	144	161
Southwestern Public Service Co.	4.400%	11/15/48	760	953
Southwestern Public Service Co.	3.750%	6/15/49	1,300	1,472
Tampa Electric Co.	4.100%	6/15/42	450	514
Tampa Electric Co.	4.350%	5/15/44	1,165	1,395
Tampa Electric Co.	4.300%	6/15/48	1,075	1,296
Tampa Electric Co.	4.450%	6/15/49	650	807
Tampa Electric Co.	3.625%	6/15/50	700	761
Toledo Edison Co.	6.150%	5/15/37	573	795
Tucson Electric Power Co.	4.850%	12/1/48	760	985
Union Electric Co.	5.300%	8/1/37	628	811
Union Electric Co.	8.450%	3/15/39	895	1,522
Union Electric Co.	3.900%	9/15/42	827	936
Union Electric Co.	3.650%	4/15/45	1,165	1,289
Union Electric Co.	4.000%	4/1/48	1,050	1,225
Virginia Electric & Power Co.	6.000%	1/15/36	1,620	2,177
Virginia Electric & Power Co.	6.000%	5/15/37	2,393	3,266
Virginia Electric & Power Co.	6.350%	11/30/37	642	907
Virginia Electric & Power Co.	8.875%	11/15/38	1,443	2,501
Virginia Electric & Power Co.	4.000%	1/15/43	1,927	2,190
Virginia Electric & Power Co.	4.650%	8/15/43	1,352	1,668
Virginia Electric & Power Co.	4.450%	2/15/44	1,862	2,257
Virginia Electric & Power Co.	4.200%	5/15/45	2,312	2,725

98

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Virginia Electric & Power Co.	4.000%	11/15/46	1,293	1,484
Virginia Electric & Power Co.	3.800%	9/15/47	2,099	2,361
Virginia Electric & Power Co.	4.600%	12/1/48	1,350	1,705
Westar Energy Inc.	4.125%	3/1/42	1,603	1,853
Westar Energy Inc.	4.100%	4/1/43	1,146	1,329
Westar Energy Inc.	4.250%	12/1/45	1,457	1,736
Wisconsin Electric Power Co.	5.625%	5/15/33	535	702
Wisconsin Electric Power Co.	5.700%	12/1/36	300	401
Wisconsin Electric Power Co.	4.300%	10/15/48	1,350	1,642
Wisconsin Power & Light Co.	6.375%	8/15/37	799	1,159
Wisconsin Public Service Corp.	3.671%	12/1/42	420	463
Wisconsin Public Service Corp.	4.752%	11/1/44	1,013	1,298
Xcel Energy Inc.	6.500%	7/1/36	575	798
Natural Gas (1.0%)
Atmos Energy Corp.	5.500%	6/15/41	880	1,189
Atmos Energy Corp.	4.150%	1/15/43	1,347	1,586
Atmos Energy Corp.	4.125%	10/15/44	2,668	3,170
Atmos Energy Corp.	4.125%	3/15/49	2,115	2,543
CenterPoint Energy Resources Corp.	5.850%	1/15/41	883	1,182
CenterPoint Energy Resources Corp.	4.100%	9/1/47	859	953
KeySpan Corp.	5.803%	4/1/35	1,115	1,383
NiSource Finance Corp.	5.950%	6/15/41	1,147	1,535
NiSource Finance Corp.	5.250%	2/15/43	1,415	1,750
NiSource Finance Corp.	4.800%	2/15/44	1,971	2,369
NiSource Finance Corp.	5.650%	2/1/45	1,075	1,425
NiSource Finance Corp.	4.375%	5/15/47	1,965	2,255
NiSource Finance Corp.	3.950%	3/30/48	975	1,073
NiSource Inc.	2.950%	9/1/29	500	511
ONE Gas Inc.	4.658%	2/1/44	1,271	1,584
ONE Gas Inc.	4.500%	11/1/48	1,375	1,716
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	396
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	980	1,043
Sempra Energy	3.800%	2/1/38	2,710	2,836
Sempra Energy	6.000%	10/15/39	3,242	4,267
Sempra Energy	4.000%	2/1/48	3,105	3,370
Southern California Gas Co.	5.125%	11/15/40	640	830
Southern California Gas Co.	3.750%	9/15/42	850	953
Southern California Gas Co.	4.125%	6/1/48	230	275
Southern California Gas Co.	4.300%	1/15/49	420	511
Southern California Gas Co.	3.950%	2/15/50	1,200	1,370
Southern Co. Gas Capital Corp.	5.875%	3/15/41	495	648
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,755	1,987
Southern Co. Gas Capital Corp.	3.950%	10/1/46	1,390	1,484
Southern Co. Gas Capital Corp.	4.400%	5/30/47	1,745	1,996
Southwest Gas Corp.	3.800%	9/29/46	550	603
Southwest Gas Corp.	4.150%	6/1/49	1,100	1,265
Washington Gas Light Co.	3.796%	9/15/46	1,013	1,122
Other Utility (0.3%)
American Water Capital Corp.	6.593%	10/15/37	718	1,049
American Water Capital Corp.	4.300%	12/1/42	815	934
American Water Capital Corp.	4.300%	9/1/45	1,115	1,329
American Water Capital Corp.	4.000%	12/1/46	425	484
American Water Capital Corp.	3.750%	9/1/47	2,028	2,226
American Water Capital Corp.	4.200%	9/1/48	2,071	2,441
American Water Capital Corp.	4.150%	6/1/49	1,775	2,077
Aqua America Inc.	4.276%	5/1/49	1,055	1,242
Veolia Environnement SA	6.750%	6/1/38	577	812
				585,548
Total Corporate Bonds (Cost $4,251,395)				4,791,706
Taxable Municipal Bonds (0.2%)
George Washington University	4.300%	9/15/44	860	1,070

99

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2019

Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
George Washington University	4.868%	9/15/45	215	288
George Washington University	4.126%	9/15/48	1,914	2,365
NYU Langone Hospitals	5.750%	7/1/43	1,170	1,702
President & Fellows of Harvard College	3.619%	10/1/37	436	484
President & Fellows of Harvard College	4.875%	10/15/40	443	596
President & Fellows of Harvard College	3.150%	7/15/46	1,490	1,645
Princeton University	5.700%	3/1/39	660	974
University of Southern California	5.250%	10/1/11	970	1,495
Total Taxable Municipal Bonds (Cost $8,944)	10,619

Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
4	Vanguard Market Liquidity Fund (Cost $22,696)	2.249%	226,937	22,696
Total Investments (99.4%) (Cost $4,302,795)	4,844,849
Other Assets and Liabilities—Net (0.6%)	26,825
Net Assets (100%)	4,871,674

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the aggregate value of these securities was $87,741,000, representing 1.8% of net assets.

3	Securities with a value of $482,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

100

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16420 102019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard Short-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, statements of net assets-investments summary of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund, and statements of net assets of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  October 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  October 21, 2019

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: October 21, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.